UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05555

SANFORD C. BERNSTEIN FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2007

Date of reporting period: September 30, 2007

ITEM 1.	REPORTS TO STOCKHOLDERS.

[TO COME]

SANFORD C. BERNSTEIN FUND, INC.

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

Intermediate Duration Portfolio

Short Duration Plus Portfolio

U.S. Government Short Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration New York Municipal Portfolio

Short Duration Diversified Municipal Portfolio

California Municipal Portfolio

New York Municipal Portfolio

Diversified Municipal Portfolio

ANNUAL REPORT

SEPTEMBER 30, 2007

Before investing in any portfolio of the Sanford C. Bernstein Fund, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the Fund’s prospectus, an additional copy of which may be obtained by visiting our website at www.bernstein.com and clicking on “Prospectuses” at the bottom of any screen or by calling your financial adviser or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please visit our website at www.bernstein.com and click on “Updated Fund Performance” at the bottom of any screen.

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund, Inc. prospectus for individuals who are not shareholders of the Fund.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.alliancebernstein.com, or go to the Securities and Exchange Commission’s web site at www.sec.gov, or call AllianceBernstein at 800.227.4618.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

Investment Products Offered:    •  Are Not FDIC Insured  •  May Lose Value  •  Are Not Bank Guaranteed

Portfolio Manager Commentaries

To Our Shareholders—November 1, 2007

This report provides management’s discussion of fund performance for the 12 portfolios of the Sanford C. Bernstein Fund, Inc. for the annual reporting period ended September 30, 2007.

Bernstein Tax-Managed International Portfolio

Investment Objective and Strategy

Bernstein Tax-Managed International Portfolio (the “Portfolio”) seeks to provide long-term capital growth through investments in equity securities of established foreign companies comprising the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index, plus Canada. The Portfolio seeks to minimize the impact of taxes on shareholders’ returns. The Portfolio diversifies its investments among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Portfolio will invest in companies in at least three countries (and normally substantially more) other than the United States. The Portfolio also diversifies its investments between growth and value equity investment styles. The Adviser selects international growth and international value equity securities based on its fundamental growth and value investment disciplines to produce a blended portfolio. The Portfolio seeks to maximize after-tax total returns by considering the tax impact that buy and sell investment decisions will have on the Portfolio’s shareholders. Normally, approximately 50% of the value of the portfolio will consist of international value stocks and 50% will consist of international growth stocks. The Adviser will rebalance the Portfolio as necessary to maintain this targeted allocation. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be 40%–60% before rebalancing occurs.

Bernstein International Portfolio

Investment Objective and Strategy

Bernstein International Portfolio (the “Portfolio”) seeks to provide long-term capital growth through investments in equity securities of established foreign companies comprising the MSCI EAFE Index, plus Canada. The Portfolio diversifies its investments among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Portfolio will invest in companies in at least three countries (and normally substantially more) other than the United States. The Portfolio also diversifies its investments between growth and value equity investment styles. The Adviser selects international growth and international value equity securities based on its fundamental growth and value investment disciplines to produce a blended portfolio. The Portfolio is managed without regard to potential tax consequences to the shareholder. Normally, approximately 50% of the value of the portfolio will consist of international value stocks and 50% will consist of international growth stocks. The Adviser will rebalance the portfolio as necessary to maintain this targeted allocation. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be 40%–60% before rebalancing occurs.

Investment Results

The chart on page 10 shows performance for the Bernstein Tax-Managed International and Bernstein International Portfolios compared with their benchmark, the MSCI EAFE Index (cap-weighted, unhedged), for the six- and 12-month periods ended September 30, 2007.

The Portfolios outperformed their benchmark for the six-month period but underperformed for the 12-month period ended September 30, 2007. Both the value and growth components of the blend portfolios contributed to performance during the six-month period, although both components lagged the benchmark in the 12-month period. In an abrupt shift, the growth indices significantly outperformed the value indices for both the six- and 12-month periods ended September 30, 2007.

During both the six- and 12-month periods ended September 30, 2007, the largest positive impact to the Portfolios’ performance came from industrial holdings. The Portfolios’ holdings benefited from robust economic growth—particularly from the developing economies—leading to strong performance gains. The largest detractor from performance in both periods was the Portfolios’ financial holdings. Escalating difficulties within the subprime mortgage market caused credit markets to deteriorate. This environment caused financial stocks to underperform significantly. Both an overweight to this sector, as well as stock selection within the sector, detracted from the Portfolios’ performance.

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2007 Annual Report	1

Portfolio Manager Commentaries (continued)

Market Review and Investment Strategy

In the six- and 12-month periods ended September 30, 2007, non-U.S. developed equity markets posted strong gains, up 8.72% and 24.86% as represented by the MSCI EAFE Index, respectively. Currency was a large component of returns for non-U.S. stocks, with a weakening dollar adding over 5% and 10% for U.S.-based investors in the six- and 12-month periods, respectively.

Global equity markets were tumultuous in the third quarter of the year-to-date period through September 30, 2007, but ended with an upswing, preserving the strong gains reported in the six- and 12-month periods. And while risk aversion rose in the third quarter, emerging markets ended with far stronger returns than developed markets. Overall, confidence remained fragile after the global credit crunch that was set off by mounting distress in the U.S. subprime mortgage market. The Blend Investment Policy Team (the “Team”) expects that volatility may remain high as the markets continue to digest the impact of the subprime mortgage distress.

Bernstein Emerging Markets Portfolio

Investment Objective and Strategy

Bernstein Emerging Markets Portfolio (the “Portfolio”) seeks to provide long-term capital growth through investments in equity securities of companies in emerging-market countries. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in securities of companies in emerging markets. For purposes of this policy, net assets include any borrowings for investment purposes. Normally, approximately 50% of the value of the Portfolio will consist of emerging markets value stocks and 50% will consist of emerging markets growth stocks. The Portfolio will be rebalanced as necessary to maintain this targeted allocation. Depending on market conditions, however, the actual weightings of securities from each investment discipline in the Portfolio may vary within a narrow range. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be 40%–60% before rebalancing occurs. The Emerging Markets Portfolio was formerly known as the Emerging Markets Value Portfolio. Prior to May 2, 2005, 100% of the value of the Portfolio consisted of emerging markets value stocks.

The Portfolio will invest primarily in common stocks but may also invest in preferred stocks, Real Estate Investment Trusts (“REITs”), warrants and convertible securities of foreign issuers, including sponsored or unsponsored ADRs and GDRs. Under most conditions, the Portfolio intends to have its assets diversified among emerging-market countries, although this Portfolio may also invest in more developed country markets. In allocating the Portfolio’s assets among emerging-market countries, factors such as the geographical distribution of the Portfolio, the sizes of the stock markets represented and the various key economic characteristics of the countries will be considered. However, the Portfolio may not necessarily be diversified on a geographical basis. The Adviser will also consider the transaction costs and volatility of each individual market.

Investment Results

The chart on page 10 shows performance for the Portfolio and its benchmark, the MSCI Emerging Markets (EM) Index, for the six- and 12-month periods ended September 30, 2007.

The Portfolio underperformed its benchmark for both the six- and 12-month periods ended September 30, 2007. For the 12-month period, both the value and growth segments of the Portfolio underperformed, although growth outperformed value, and the bulk of underperformance occurred in the six months since April 2007.

For the 12-month period ended September 30, 2007, the value portion of the Portfolio’s underweight to China, and overall stock selection in Korea detracted from performance, while the Portfolio’s overweight to Brazil, underweight to Russia and stock selection in Thailand benefited performance. Stock selection in the consumer staples and energy sectors was a strong contributor to performance, but weaker in the financials sector.

For the six-month period ended September 30, 2007, overall stock selection in China as well as Korea detracted from Portfolio performance. Stock selection in the materials and energy sectors was a strong contributor to performance, but weaker in the financials and industrials sectors.

Market Review and Strategy

Emerging markets, as measured by the MSCI EM Index in U.S. dollars, rose by 58.17% in the 12-month period ended September 30, 2007. Equity markets have been driven by strong underlying economic growth, which is increasingly driven by domestic demand, rather than relying on exports to developed economies. Emerging markets now account for around half of growth in global gross domestic product (GDP) and have enjoyed strengthening current accounts, all of which has reduced investors’ perception of risk in these markets.

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2	Sanford C. Bernstein Fund, Inc.

Portfolio Manager Commentaries (continued)

These same markets, as measured by the MSCI EM Index in U.S. dollars, rose by 31.53% in the six-month period ended September 30, 2007. Asian markets were particularly strong, led by the Hong-Kong quoted Chinese “H” shares, where the potential relaxation of the rules which currently constrain domestic Chinese investors from investing outside China, has made these Chinese “H” shares the strongest performing market in the index.

However, the last few months have seen a return to increased levels of volatility; concerns over the impact of the U.S. subprime mortgage issues on the wider financial markets and on economic growth, sparked a sharp correction in July and August 2007. Emerging markets were impacted in a flight to “safe haven” asset classes, but rebounded strongly as confidence returned in September, to finish ahead of their July peak. Although the elevated valuations of Chinese equities mean that emerging markets as a whole now trade at similar P/E multiples to their developed peers, many emerging markets are still trading at significant discounts.

Bernstein Intermediate Duration Portfolio

Investment Objective and Strategy

Bernstein Intermediate Duration Portfolio (the “Portfolio”) seeks to provide safety of principal and a moderate to high rate of income that is subject to taxes. Under normal circumstances, the Portfolio will seek to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio’s securities by national rating agencies (or, if unrated, determined by the Manager to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities (ABS), mortgage-related securities, bank loan debt, preferred stock, and inflation-protected securities as well as others. The Portfolio may also invest up to 25% of its total assets in fixed-income, non-U.S. dollar-denominated foreign securities, and may invest without limit in fixed-income, U.S. dollar-denominated foreign securities, in each case in developed or emerging-market countries. The Portfolio may use derivatives, such as options, futures, forwards and swaps. The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment grade (BB or below) by national rating agencies (commonly known as “junk bonds”, which are subject to greater risk of loss of principal and interest, as well as the possibility of greater market risk, than higher-rated bonds). No more than 5% of the Portfolio’s total assets may be invested in fixed-income securities rated CCC by national rating agencies. The Portfolio seeks to maintain an effective duration of three to six years under normal market conditions.

Investment Results

The chart on page 10 shows performance for the Portfolio compared with its benchmark, the Lehman Brothers (LB) Aggregate Bond Index, for the six- and 12-month periods ended September 30, 2007.

The Portfolio underperformed its benchmark for both the six- and 12-month periods ended September 30, 2007. For the 12-month period under review, the Portfolio’s exposure to subprime-related asset-backed securities (ABS) and collateralized-debt obligations (CDOs), as well as Alt-A mortgage securities detracted from performance despite their AAA and AA ratings. (Alt-A, or ‘alternative’ mortgages are home loans made with less than full documentation.) The Portfolio’s hedged non-U.S. government holdings and select emerging-market holdings contributed positively to performance.

For the six-month period, the Portfolio’s underweight in Treasuries and Agencies, overweight in mortgages and commercial mortgage-backed securities (CMBS) and modest exposure to less-liquid, higher-rated subprime mortgages hurt performance. Positive contributors to the Portfolio’s performance included hedged non-U.S. government and emerging-market holdings, as well as an underweight in long maturity corporates.

Market Review and Investment Strategy

The first half of the 12-month period saw a broad-based rally in both the fixed-income and equity markets as the economy signaled slower growth and the U.S. Federal Reserve (the “Fed”) ended its interest-rate hike cycle. In the second half of the 12-month reporting period, concerns regarding subprime mortgages led to dramatic market volatility, reduced access to credit for consumers and corporations, and worries that the broader economy would be negatively impacted by the subprime crisis. Reacting to these concerns, the Fed cut the fed funds rate by 50 basis points, to 4.75%, in September 2007.

Concerns regarding the subprime issue caused spreads in non-Treasury sectors to widen dramatically in June, July and August of 2007. There was heightened demand for U.S. Treasuries during this period as investors sought less-risky assets in light of the subprime market volatility. U.S. Treasuries returned 5.62% during this period, according to Lehman Brothers, outperforming other sectors of the

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2007 Annual Report	3

Portfolio Manager Commentaries (continued)

U.S. fixed-income market. Other fixed-income sectors underperformed Treasuries on a risk-adjusted basis, with ABS posting the worst risk-adjusted returns for the 12-month period at 4.12%. Investment-grade corporates returned 3.93%, CMBS returned 4.43% and mortgage-backed securities (MBS) posted 5.38%.

During the 12-month reporting period, the Portfolio held a neutral- to shorter-than-benchmark duration and an underweight position in U.S. government bonds. The Portfolio was also overweighted in both mortgages and CMBS as sources of high-quality, incremental yield. An underweight position was maintained in investment-grade corporates due to historically tight spreads, a flat yield curve and increased event risk. The Portfolio’s corporate underweight was focused on longer maturity corporates, which are inherently more vulnerable to event risk. The U.S. Investment Grade: Core Fixed Income Team continued to employ hedged non-U.S. government bonds, which offered an attractive yield over domestic bonds.

Bernstein Short Duration Plus Portfolio

Investment Objective and Strategy

Bernstein Short Duration Plus Portfolio (the “Portfolio”) seeks to provide safety of principal and a moderate rate of income that is subject to taxes. The Portfolio will invest at least 80% of its total assets in securities rated A or better by national rating agencies (or, if unrated, determined by the Manager to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. Government and agency securities, ABS, mortgage-related securities, inflation-protected securities, bank loan debt, preferred stock, as well as others. The Portfolio may also invest up to 20% of its total assets in fixed-income foreign securities in developed or emerging-market countries. The Portfolio may use derivatives, such as options, futures, forwards and swaps. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment grade. The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions.

Bernstein U.S. Government Short Duration Portfolio

Investment Objective and Strategy

Bernstein U.S. Government Short Duration Portfolio (the “Portfolio”) seeks to provide safety of principal and a moderate rate of income that is generally exempt from state and local taxes. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in U.S. government and agency securities. For purposes of this policy, net assets include any borrowings for investment purposes. The Portfolio may also invest in high-quality money-market securities, which are securities that have remaining maturities of one year or less and are rated AA or better by Standard & Poor’s Corporation (“Standard & Poor’s”) or Fitch Ratings, Inc. (“Fitch”) or Aa or better by Moody’s Investors Services, Inc. (“Moody’s”) (or, if unrated, determined by the Manager to be of comparable quality). Additionally, up to 10% of the Portfolio’s total assets may be invested in other securities rated A or better by national rating agencies and comparably rated commercial paper and notes. Many types of securities may be purchased by the Portfolio, including bills, notes, corporate bonds, inflation protected securities, MBS, ABS, as well as others. The Portfolio may use derivatives, such as options, futures, forwards and swaps. The income earned by the Portfolio is generally exempt from state and local taxes; however states have different requirements for tax-exempt distributions and there is no assurance that your distributions from the Portfolio’s income will not be subject to the state and local taxes of your state. The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions.

Investment Results

The chart on page 10 shows performance for the Bernstein Short Duration Plus and Bernstein U.S. Government Short Duration Portfolios compared with their benchmark, the Merrill Lynch 1-3 Treasury Index, for the six- and 12-month periods ended September 30, 2007.

The Bernstein Short Duration Plus Portfolio and the Bernstein U.S. Government Short Duration Portfolio both underperformed their Treasury-only benchmark for the six- and 12-month periods ended September 30, 2007. The Portfolios’ exposure to spread sectors (including ABS, mortgage-pass throughs, corporates and agencies) hurt performance as Treasuries significantly outperformed in the flight to quality by investors caused by subprime and liquidity concerns. For the Bernstein Short Duration Plus Portfolio, exposure to CMBS was also a detractor from performance.

Market Review and Investment Strategy

In the second half of the 12-month reporting period, concerns regarding subprime mortgages led to dramatic market volatility, reduced access to credit for consumers and corporations and worries that the broader economy would be

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4	Sanford C. Bernstein Fund, Inc.

Portfolio Manager Commentaries (continued)

negatively impacted by the subprime crisis. Reacting to these concerns, the U.S. Federal Reserve (the “Fed”) cut the fed funds rate by 50 basis points, to 4.75%, in September 2007.

Concerns regarding the subprime mortgage crisis caused fixed-income markets to sell off sharply in June, July and August of 2007. There was heightened demand for U.S. Treasuries during this period as investors sought less-risky assets in light of the subprime market volatility. For the 12-month reporting period, U.S. Treasury holdings outperformed spread sectors on both an absolute and duration-adjusted basis.

During the 12-month period, shorter-term yields fell most, while 20-year yields inched up slightly. Two-year yields lost 70 basis points to yield 3.99%, while the 10-year yield lost four basis points to end the period at 4.59%. Shorter-term fixed-income securities outperformed both intermediate- and longer-maturity securities during the 12-month period. U.S. Treasuries in the 1-3 year maturity range returned 5.80% during the 12-month period, outperforming longer maturities (15+ years) at 4.15%, according to Merrill Lynch.

During the 12-month reporting period, the Portfolios maintained allocations to higher-quality, non-Treasury sectors including mortgages, collateralized mortgage obligations (CMOs), ABS, and CMBS in an effort to enhance portfolio yield. The Portfolios also focused on increasing their allocation to floating-rate securities due to rising short-term yields and limited price volatility. Lastly, the Portfolios maintained their duration closer to the benchmark during the period.

Bernstein Short Duration California Municipal Portfolio

Investment Objective and Strategy

Bernstein Short Duration California Municipal Portfolio (the “Portfolio”) seeks to provide safety of principal and a moderate rate of return after taking account of federal and state taxes for California residents. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in municipal securities issued by the state of California or its political subdivisions, or otherwise exempt from California state income tax. For purposes of this policy, net assets include any borrowing for investment purposes. The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for California investors.

Bernstein Short Duration New York Municipal Portfolio

Investment Objective and Strategy

Bernstein Short Duration New York Municipal Portfolio (the “Portfolio”) seeks to provide safety of principal and a moderate rate of return after taking account of federal, state and local taxes for New York residents. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in municipal securities issued by the state of New York or its political subdivisions, or otherwise exempt from New York state income tax. For purposes of this policy, net assets include any borrowing for investment purposes. The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for New York investors.

Bernstein Short Duration Diversified Municipal Portfolio

Investment Objective and Strategy

Bernstein Short Duration Diversified Municipal Portfolio (the “Portfolio”) seeks to provide safety of principal and a moderate rate of return after taking account of federal taxes. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in municipal securities. For purposes of this policy, net assets include any borrowing for investment purposes. The Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state.

Each of the Bernstein Short Duration California Municipal, Bernstein Short Duration New York Municipal and Bernstein Short Duration Diversified Municipal Portfolios (the “Short Duration Portfolios”) invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Manager to be of comparable quality) and comparably rated municipal notes. Each of the Short Duration Portfolios may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rated agencies, which are not investment grade. Each of the Short Duration Portfolios seeks to maintain an effective duration of one-half year to two and one-half years under normal market conditions. Each of the Short Duration Portfolios may use derivatives, such as options, futures, forwards and swaps.

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2007 Annual Report	5

Portfolio Manager Commentaries (continued)

Investment Results

The chart on page 10 shows performance for each of the Bernstein Short Duration Portfolios compared to their benchmark, the Lehman Brothers (LB) 1-Year Municipal Index, for the six- and 12-month periods ended September 30, 2007.

Each of the Short Duration Portfolios underperformed their benchmark for the six- and 12-month periods. Short Duration Plus underperformed the peer group average for both periods, while U.S. Government Short Duration outperformed for both periods. Interest rates for bonds maturing in one-to-two years fell modestly over both periods. By contrast, intermediate yields were unchanged and longer-term yields rose significantly. In the past six months, a broad liquidity crunch stemming from the subprime mortgage crisis led to widening credit spreads across fixed-income markets. Accordingly, high-grade municipals outperformed riskier debt. The top-performing municipal sectors were those of the highest credit quality, particularly general obligation (GO) and pre-refunded bonds. Speculative-grade securities, which had very strong returns in previous quarters, significantly underperformed as credit spreads widened.

Although problems in the housing market increased uncertainty concerning the future health of the U.S. economy, most municipal issuers entered this period of uncertainty in relatively good financial shape. For example, state reserves were among the largest in history as a percent of expenditures, and have been accumulating since at least 2005 when tax revenues began to pour into state coffers. Furthermore, state governors and legislators generally have taken a cautious approach in revenue projections in their new budgets, remembering the fiscal difficulties in 2003, when their overly optimistic projections led to serious budget shortfalls. As a result, the spread widening experienced in the municipal markets was modest relative to the dislocations observed in the taxable bond markets.

Market Review and Investment Strategy

The overarching theme for the past year was that of risk reduction. By historical standards, investors were being paid very little to either assume credit risk or extend maturity. For example, six months ago, the extra income for buying a BBB-rated bond over a AAA-rated bond was only 0.4%. Four years earlier, the income benefit for buying a BBB-rated bond had been twice as much. In response to these market conditions, the Municipal Bond Investment Team (the “Team”) built Portfolios with very high average-credit quality. Further, the Team sought to concentrate the Portfolios’ holdings in short-term bonds—the maturity range that research indicated was the most attractive.

The Team’s strategy of risk reduction helped the Portfolios’ performance versus their peer groups. The Portfolios’ concentration in high-credit-quality, short-term bonds added to performance as credit spreads ultimately widened. Security selection also modestly contributed to performance over both the six- and 12-month periods.

Bernstein California Municipal Portfolio

Investment Objective and Strategy

Bernstein California Municipal Portfolio (the “Portfolio”) seeks to provide safety of principal and maximize total return after taking account of federal and state taxes for California residents. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in municipal securities issued by the state of California or its political subdivisions, or otherwise exempt from California state income tax. For purposes of these policies, net assets include any borrowings for investment purposes. The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for California investors.

Bernstein New York Municipal Portfolio

Investment Objective and Strategy

Bernstein New York Municipal Portfolio (the “Portfolio”) seeks to provide safety of principal and maximize total return after taking account of federal, state and local taxes for New York residents. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in municipal securities issued by the state of New York or its political subdivisions, or otherwise exempt from New York state income tax. For purposes of these policies, net assets include any borrowings for investment purposes. The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for New York investors.

Bernstein Diversified Municipal Portfolio

Investment Objective and Strategy

Bernstein Diversified Municipal Portfolio (the “Portfolio”) seeks to provide safety of principal and maximize total return after taking account of federal taxes. Under normal circumstances, the Portfolio will invest at least 80% of its net

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6	Sanford C. Bernstein Fund, Inc.

Portfolio Manager Commentaries (continued)

assets in municipal securities. For purposes of these policies, net assets include any borrowings for investment purposes. The Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state. The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for Portfolio investors.

Each of the Bernstein California Municipal, Bernstein New York Municipal and Bernstein Diversified Municipal Portfolios (the “Portfolios”) invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Manager to be of comparable quality) and comparably rated municipal notes. Each Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade. Each of the Portfolios seeks to maintain an effective duration of three and one-half to seven years under normal market conditions. Each of the Portfolios may use derivatives, such as options, futures, forwards and swaps.

Investment Results

The chart on page 10 shows performance for the Bernstein California, Bernstein New York and Bernstein Diversified Municipal Portfolios compared with their benchmark, the Lehman Brothers (LB) 5-Year GO Municipal Index, for the six- and 12-month periods ended September 30, 2007.

Each of the Portfolios underperformed their benchmark but outperformed their peer group averages for both the six- and 12-month periods ended September 30, 2007. Interest rates for bonds maturing in five-to-six years were little changed over both periods. By contrast, shorter-term yields fell some, while longer-term yields rose significantly. In the past six months, a broad liquidity crunch stemming from the subprime mortgage crisis led to widening credit spreads across fixed-income markets. Accordingly, high-grade municipals outperformed riskier debt. The top-performing municipal sectors were those of the highest credit quality, particularly GO and pre-refunded bonds. Speculative-grade securities, which had very strong returns in previous quarters, significantly underperformed as credit spreads widened.

Although problems in the housing market increased uncertainty concerning the future health of the U.S. economy, most municipal issuers entered this period of uncertainty in relatively good financial shape. For example, state reserves were among the largest in history as a percent of expenditures, and have been accumulating since at least 2005 when tax revenues began to pour into state coffers. Furthermore, state governors and legislators generally have taken a cautious approach in revenue projections in their new budgets, remembering the fiscal difficulties in 2003, when their overly optimistic projections led to serious budget shortfalls. As a result, the spread widening experienced in the municipal markets was modest relative to the dislocations observed in the taxable bond markets.

Market Review and Investment Strategy

The overarching theme in the Portfolios over the past year was that of risk reduction. By historical standards, investors were being paid very little to either assume credit risk or extend maturity. For example, six months ago, the extra income for buying a BBB-rated bond over a AAA-rated bond was only 0.4%. Four years earlier, the income benefit for buying a BBB-rated bond had been twice as much. In response to these market conditions, the Municipal Bond Investment Team (the “Team”) built Portfolios with higher-than-normal average credit quality—in fact, at fiscal year-end the average rating of all three Portfolios was almost AAA. In addition, the Team concentrated the maturity structure of the Portfolios to avoid long-term bonds, which were viewed as relatively expensive.

The Team’s strategy of risk reduction helped the Portfolios’ performance versus their peer groups. The Portfolios’ concentration in high-credit-quality bonds added to performance as credit spreads ultimately widened. In addition, maturity selection of intermediate-term bonds contributed to the Portfolios’ relative performance as longer-term bonds underperformed.

2007 Annual Report	7

Historical Performance

An Important Note About the Value of Historical Performance

The performance shown on page 10 represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.bernstein.com and clicking on “Updated Fund Performance” at the bottom of any screen.

The investment return and principal value of an investment in the Portfolios will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Before investing in any portfolio of the Sanford C. Bernstein Fund, Inc., a prospective investor should consider carefully the portfolio’s investment objectives, policies, charges, expenses and risks. For a copy of the Fund’s prospectus, which contains this and other information, visit our website at www.bernstein.com and click on “Prospectuses” at the bottom of any screen. You should read the prospectus carefully before investing. Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Certain Bernstein Emerging Markets Portfolio performance data presented herein do not reflect the deduction of purchase and redemption fees, which, if reflected, would reduce the level of performance quoted. All fees and expenses related to the operation of the Portfolios have been deducted, except as noted for Bernstein Emerging Markets Portfolio. Bernstein Tax-Managed International Portfolio, Bernstein International Portfolio and Bernstein Emerging Markets Portfolio returns throughout this report include dividends net of withholding taxes. On April 30, 1999, the Bernstein International Value Portfolio (IVP) was split into two portfolios: Bernstein International Value II (now known as International) for tax-exempt investors such as 401(k) and other retirement plans; and Bernstein Tax-Managed International Value (now known as Tax-Managed International) for taxable investors. Both Portfolios have the same overall investment style except that the latter includes tax management. International is an extension of the original IVP in that it is managed without regard to tax considerations. The returns shown on page 10 reflect the performance of the Bernstein Tax-Managed International Portfolio and the Bernstein International Portfolio using an all-value investment style through August 2003. In September 2003, the investment style of each of the Bernstein International Portfolios changed from all value to a blend of growth and value. In May 2005, the investment style of the Bernstein Emerging Markets Portfolio changed from all value to a blend of growth and value.

Benchmark Disclosures

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index is a market capitalization-weighted index that measures stock performance in 21 countries in Europe, Australasia and the Far East. The MSCI Emerging Markets (EM) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The MSCI EAFE Index and MSCI EM Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment—the dividend reinvested after deduction of withholding tax, applying the highest rate to non-resident individuals who do not benefit from double taxation treaties. The Lipper Emerging Markets Index represents the performance for funds that have generally similar investment objectives to their respective Bernstein portfolios, although some may have different investment policies and sales and management fees. The Lehman Brothers Aggregate Bond Index represents the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, ABS and CMBS. The Merrill Lynch 1–3 Year Treasury Index is composed of U.S. Treasury obligations with remaining maturities of 1–2.99 years. The Lehman Brothers 5-Year General Obligation Municipal Index is a total-return performance benchmark for the intermediate-term, investment-grade tax-exempt bond market. The Lehman Brothers 1-Year Municipal Index is a total-return performance benchmark for the short-term municipal bond market with maturities of up to 1.99 years. Lipper Composites are the equal-weighted average returns of the funds in the relevant Lipper Inc. categories; the average fund in a category may differ in composition from the portfolios. Investors cannot invest directly in indices, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

Bernstein Tax-Managed International and International Portfolios: Substantially all of the Portfolios’ assets will be invested in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse

(Historical Performance continued on next page)

8	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

issuer, political, regulatory, market or economic developments. In addition, because the Portfolios will invest in foreign currency denominated securities, fluctuations in the value of the Portfolios’ investments may be magnified by changes in foreign exchange rates. Because the Portfolios allocate their investments between “growth” and “value” stocks, an investment in the Portfolios is subject to the risk that this allocation will result in lower returns when one style is outperforming another than if the Portfolios had invested entirely in the outperforming style. In addition, the transaction costs associated with the systematic rebalancing of the Portfolios may be significant over time. The Tax-Managed International Portfolio may employ strategies that take into account the tax impact of buy and sell decisions on the Portfolio’s shareholders. While the Portfolio seeks to maximize after-tax returns, there can be no assurance that the strategies will be effective, and the use of these strategies may affect the gross returns of the Portfolio.

Bernstein Emerging Markets Portfolio: This Portfolio invests a significant amount of its assets in foreign securities which involves risks not associated with U.S. investments, including currency fluctuations, accounting differences and political instability and economic changes. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability. Because the Portfolio allocates between “growth” and “value” stocks, an investment in the Portfolio is subject to the risk that this allocation will result in lower returns when one style is outperforming another than if the Portfolio had invested entirely in the outperforming style. In addition, the transaction costs associated with the systematic rebalancing of the Portfolio may be significant over time.

Bernstein Intermediate Duration, Bernstein Short Duration Plus, Bernstein U.S. Government Short Duration, Bernstein Short Duration Diversified Municipal, Bernstein Diversified Municipal, Bernstein Short Duration California Municipal, Bernstein Short Duration New York Municipal, Bernstein California Municipal and Bernstein New York Municipal Portfolios: The Portfolios invest principally in bonds and other fixed-income securities. Price fluctuation may be caused by changes in the general level of interest rates or changes in bond credit-quality ratings. Increases in interest rates may cause the value of the Portfolios’ investments to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Investments in the Portfolios are not guaranteed. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the fund. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. High-yield bonds involve a greater risk of default and price volatility than other bonds. Investing in non-investment-grade securities presents special risks, including credit risk.

Bernstein Short Duration Plus and Bernstein Intermediate Duration Portfolios: Both of these Portfolios can invest in foreign securities. Investing in foreign securities entails special risks, such as potential political and economic instability, greater volatility and less liquidity. In addition, there is the possibility that changes in value of a foreign currency will reduce the U.S. dollar value of securities denominated in that currency. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability.

Bernstein Intermediate Duration, Bernstein Short Duration Plus, Bernstein Short Duration Diversified Municipal and Bernstein Diversified Municipal Portfolios: Bernstein Intermediate Duration Portfolio can invest up to 25% of its assets in below-investment-grade bonds, whereas the other three Portfolios can invest up to 20% of their assets in below-investment-grade bonds (“junk bonds”), which are subject to greater risk of loss of principal and interest, as well as the possibility of greater market risk, than higher-rated bonds.

Bernstein Short Duration California Municipal, Bernstein Short Duration New York Municipal, Bernstein California Municipal and Bernstein New York Municipal Portfolios: These Portfolios can invest up to 20% of their assets in below investment-grade bonds (“junk bonds”), which are subject to greater risk of loss of principal and interest, as well as the possibility of greater market risk, than higher-rated bonds. The Portfolios are “non-diversified” and therefore may hold more concentrated positions and be subject to certain additional risks than a “diversified” portfolio.

All Bernstein Portfolios: In order to achieve their investment objectives, the Portfolios may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. Each Portfolio’s risks are fully discussed in its prospectus.

(Historical Performance continued on next page)

2007 Annual Report	9

Historical Performance (continued from previous page)

Sanford C. Bernstein Fund Portfolios vs. Their Benchmarks and Lipper Composites

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH SEPTEMBER 30, 2007	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION	INCEPTION DATE
Tax-Managed International	9.25%	24.28%	23.85%	9.75%	11.12%	June 22, 1992
Return after taxes on distributions†	9.25	22.20	23.03	8.44	9.85
Return after taxes on distributions and sale of shares†	6.01	18.49	21.12	7.93	9.32
International	9.87	24.52	24.20	—	10.23	April 30, 1999
MSCI EAFE Index	8.72	24.86	23.55	7.97
International Large-Cap Core Lipper Composite	10.13	25.30	20.84	6.83

Emerging Markets						December 15, 1995
Before deduction of purchase and redemption fees	28.22	53.46	42.51	14.59	13.42
After deduction of purchase and redemption fees*	25.67	50.40	41.65	14.24	13.13
MSCI Emerging Markets Index**	31.53	58.17	38.67	11.72
Lipper Emerging Markets Index	27.02	52.42	37.42	10.66

Intermediate Duration	1.63	4.78	4.34	5.17	6.82	January 17, 1989
Lehman Brothers Aggregate Bond Index	2.31	5.13	4.13	5.97
Intermediate Bond Lipper Composite	1.36	4.07	3.71	5.01

Short Duration Plus	1.43	4.15	2.73	4.29	5.55	December 12, 1988
U.S. Government Short Duration	2.41	4.66	2.34	4.12	5.28	January 3, 1989
Merrill Lynch 1-3 Year Treasury Index	3.39	5.80	2.82	4.68
Short-Term Bond Lipper Composite	1.76	4.24	2.74	4.11

Short Duration Diversified Municipal	1.69	3.20	2.05	3.07	3.39	October 3, 1994
Short Duration California Municipal	1.60	3.12	1.79	2.76	3.12	October 3, 1994
Short Duration New York Municipal	1.75	3.25	2.04	2.90	3.21	October 3, 1994
Lehman Brothers 1-Year Municipal Index	2.00	3.70	2.22	3.41
Short-Term Municipal Lipper Composite	1.50	2.90	2.03	3.04

Diversified Municipal	1.77	3.14	2.81	4.06	5.25	January 9, 1989
California Municipal	1.77	3.12	2.65	3.90	5.00	August 6, 1990
New York Municipal	1.88	3.24	2.86	4.09	5.30	January 9, 1989
Lehman Brothers 5-Year GO Muni Index	2.24	3.83	3.08	4.55
Short-Intermediate Term Municipal Lipper Composite	1.43	2.75	2.26	3.46

*	Prior to May 2, 2005, the Portfolio imposed a 2% fee on purchases and redemptions. Effective May 2, 2005, the fees were reduced from 2% to 1%. The fees are retained by the Portfolio, not paid to Bernstein.

**	MSCI Emerging Markets Index (gross) prior to 1/1/01. MSCI Emerging Markets Index (net) thereafter. No net values were calculated prior to 1/1/2001.

†	After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plan or individual retirement accounts.

See Historical Performance and Benchmark Disclosures on pages 8–9.

(Historical Performance continued on next page)

10	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

Foreign Stock Portfolios	Taxable Bond Portfolios
Tax-Managed International	Intermediate Duration
Growth of $25,000	Growth of $25,000

International	Short Duration Plus
Growth of $25,000	Growth of $25,000

Emerging Markets	U.S. Government Short Duration
Growth of $25,000	Growth of $25,000

Each chart shows the growth of $25,000 for the 10-year period ending September 30, 2007, or if the Portfolio’s inception date is less than 10 years ago, growth is shown from the first full month after its inception date.

†	Reflects the growth of $25,000 in the Portfolio after the deduction of the purchase fee each investor must pay to the Portfolio upon making an investment in the Portfolio (except for reinvested capital gains and dividends) and the redemption fee payable on closing out an investment in the Portfolio. The starting point for the indices is $25,000. The starting point for the Portfolio is $24,750, which reflects the deduction of the 1% fee. Before purchase and redemption charges and excluding these fees, an investment of $25,000 in this Portfolio would have increased to $97,552. The purchase fee is taken out of the first month’s return and the redemption fee is taken out of the last month’s return. Prior to May 2, 2005, the Portfolio imposed a 2% fee on purchases and redemptions. Effective May 2, 2005, the fees were reduced from 2% to 1%. The fees are retained by the Portfolio, not paid to Bernstein.

See Historical Performance and Benchmark Disclosures on pages 8–9.

(Historical Performance continued on next page)

2007 Annual Report	11

Historical Performance (continued from previous page)

Municipal Bond Portfolios
Short Duration Diversified Municipal	Diversified Municipal
Growth of $25,000	Growth of $25,000

Short Duration California Municipal	California Municipal
Growth of $25,000	Growth of $25,000

Short Duration New York Municipal	New York Municipal
Growth of $25,000	Growth of $25,000

Each chart shows the growth of $25,000 for the 10-year period ending September 30, 2007, or if the Portfolio’s inception date is less than 10 years ago, growth is shown from the first full month after its inception date.

See Historical Performance and Benchmark Disclosures on pages 8–9.

12	Sanford C. Bernstein Fund, Inc.

Fund Expenses—September 30, 2007

Fund Expenses—As a shareholder of the Fund, you incur two types of costs: (1) in the case of the Emerging Markets Portfolio only, transaction fees (1% of amounts invested or redeemed at the time of such purchase or redemption) and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE APRIL 1, 2007	ENDING ACCOUNT VALUE SEPTEMBER 30, 2007	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
Tax-Managed International Class Shares
Actual	$1,000	$1,092.53	$5.88	1.12%
Hypothetical (5% return before expenses)	$1,000	$1,019.45	$5.67	1.12%

International Class Shares
Actual	$1,000	$1,098.72	$6.26	1.19%
Hypothetical (5% return before expenses)	$1,000	$1,019.10	$6.02	1.19%

Emerging Markets Class Shares
Actual	$1,000	$1,282.15	$8.75	1.53%
Hypothetical (5% return before expenses)	$1,000	$1,017.40	$7.74	1.53%

Intermediate Duration Class Shares
Actual	$1,000	$1,016.27	$2.93	0.58%
Hypothetical (5% return before expenses)	$1,000	$1,022.16	$2.94	0.58%

U.S. Government Short Duration Class Shares
Actual	$1,000	$1,024.12	$4.01	0.79%
Hypothetical (5% return before expenses)	$1,000	$1,021.11	$4.00	0.79%

Short Duration Diversified Municipal Class Shares
Actual	$1,000	$1,016.95	$3.29	0.65%
Hypothetical (5% return before expenses)	$1,000	$1,021.81	$3.29	0.65%

Short Duration California Municipal Class Shares
Actual	$1,000	$1,016.04	$3.69	0.73%
Hypothetical (5% return before expenses)	$1,000	$1,021.41	$3.70	0.73%

Short Duration New York Municipal Class Shares
Actual	$1,000	$1,017.48	$3.49	0.69%
Hypothetical (5% return before expenses)	$1,000	$1,021.61	$3.50	0.69%

Diversified Municipal Class Shares
Actual	$1,000	$1,017.65	$2.93	0.58%
Hypothetical (5% return before expenses)	$1,000	$1,022.16	$2.94	0.58%

California Municipal Class Shares
Actual	$1,000	$1,017.56	$3.14	0.62%
Hypothetical (5% return before expenses)	$1,000	$1,021.96	$3.14	0.62%

New York Municipal Class Shares
Actual	$1,000	$1,018.82	$3.09	0.61%
Hypothetical (5% return before expenses)	$1,000	$1,022.01	$3.09	0.61%

Short Duration Plus Class Shares
Actual	$1,000	$1,014.30	$3.28	0.65%
Hypothetical (5% return before expenses)	$1,000	$1,021.81	$3.29	0.65%

*	Expenses are equal to each Class’s annualized expense ratio, shown in the table above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period).

2007 Annual Report	13

Portfolio Summary—September 30, 2007

Foreign Stock Portfolios
Tax-Managed International
Country Breakdown*	Sector Breakdown*
	Financials	29.1%
	Materials	14.8
	Industrials	13.8
	Consumer Discretionary	9.5
	Energy	8.6
	Information Technology	7.1
	Health Care	4.8
	Consumer Staples	4.2
	Telecommunications	4.1
	Utilities	4.0

International
Country Breakdown*	Sector Breakdown*
	Financial	29.0%
	Materials	15.5
	Industrials	11.7
	Customer Discretionary	10.6
	Energy	8.7
	Information Technology	5.9
	Telecommunication Services	5.5
	Health Care	5.0
	Consumer Staples	4.2
	Utilities	3.9

Emerging Markets
Country Breakdown*	Sector Breakdown*
	Financials	22.6%
	Materials	17.4
	Energy	15.5
	Information Technology	13.0
	Telecommunication Services	10.3
	Industrials	6.8
	Consumer Discretionary	5.8
	Consumer Staples	3.9
	Utilities	2.5
	Health Care	2.2

*	All data are as of September 30, 2007. The Portfolios’ sector and country breakdowns are expressed as a percentage of each Portfolio’s long-term investments and may vary over time. Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

14	Sanford C. Bernstein Fund, Inc.

Portfolio Summary—September 30, 2007 (continued)

Taxable Bond Portfolios
Intermediate Duration
Security Type Breakdown*

Short Duration Plus
Security Type Breakdown*

U.S. Government Short Duration
Security Type Breakdown*

*	All data are as of September 30, 2007. The Portfolios’ security type breakdowns are expressed as a percentage of each Portfolio’s total investments and may vary over time.

2007 Annual Report	15

Portfolio Summary—September 30, 2007 (continued)

Municipal Bond Portfolios (Short Duration)
Short Duration Diversified Municipal
State Breakdown*	Quality Rating Breakdown*

Short Duration California Municipal
State Breakdown*	Quality Rating Breakdown*

Short Duration New York Municipal
State Breakdown*	Quality Rating Breakdown*

*	All data are as of September 30, 2007. The Portfolios’ quality rating and state breakdowns are expressed as a percentage of the Portfolio’s total investments and may vary over time. The quality ratings are determined by using the Standard & Poor’s Ratings Services and Moody’s Investors Services, Inc.

16	Sanford C. Bernstein Fund, Inc.

Portfolio Summary—September 30, 2007 (continued)

Municipal Bond Portfolios (Intermediate Duration)
Diversified Municipal
State Breakdown*	Quality Rating Breakdown*

California Municipal
State Breakdown*	Quality Rating Breakdown*

New York Municipal
State Breakdown*	Quality Rating Breakdown*

*	All data are as of September 30, 2007. The Portfolios’ quality rating and state breakdowns are expressed as a percentage of the Portfolio’s total investments and may vary over time. The quality ratings are determined by using the Standard & Poor’s Ratings Services and Moody’s Investors Services, Inc.

2007 Annual Report	17

Statements of Assets and Liabilities—September 30, 2007

	TAX-MANAGED INTERNATIONAL PORTFOLIO		INTERNATIONAL PORTFOLIO		EMERGING MARKETS PORTFOLIO
ASSETS
Investments in securities at value (including investments of cash collateral for securities loaned of: International, $273,811,000)	$9,363,878,510		$4,630,785,605	(a)	$3,212,276,098
Foreign currency at value (b)	52,655,801	(c)	18,413,703	(c)	27,400,709
Cash in bank	287		827		216,336
Receivables:
Interest	27,041		10,847		9,449
Dividends	24,670,620		10,680,768		7,991,618
Investment securities sold and foreign currency transactions	111,465,030		47,390,898		37,708,821
Capital shares sold	11,619,870		6,836,256		4,683,189
Foreign withholding tax reclaims	5,929,190		1,757,645		0
Margin due from broker on futures contracts	87,449		0		0
Appreciation of foreign currency contracts	811,854		418,270		0

Total assets	9,571,145,652		4,716,294,819		3,290,286,220

LIABILITIES
Payable for collateral on securities lending at value	0		273,811,000		0
Payables:
Investment securities purchased and foreign currency transactions	48,550,025		31,997,163		41,609,975
Capital shares redeemed	7,963,377		5,309,266		3,613,338
Management fee	5,964,181		2,984,655		2,671,657
Shareholder servicing fee	1,856,812		843,281		621,680
Transfer Agent fee	60,897		46,675		75,930
Distribution fee	5,855		38,548		0
Accrued expenses	733,503		391,453		536,374
Foreign capital gains taxes	0		0		11,107,173
Margin owed to broker on futures contracts	0		85,580		0
Depreciation of foreign currency contracts	758,433		390,747		0

Total liabilities	65,893,083		315,898,368		60,236,127

NET ASSETS (d)	$9,505,252,569		$4,400,396,451		$3,230,050,093

Cost of investments (including cash collateral on securities loaned)	$6,917,448,636		$3,664,808,986		$2,063,417,447

SHARES OF CAPITAL STOCK OUTSTANDING					63,808,899

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE					$50.62

NET ASSETS CONSIST OF:
Capital stock, at par*	$320,652		$149,823		$63,809
Additional paid-in capital	6,003,020,220		2,944,843,006		1,541,357,887
Undistributed net investment income	114,592,680		55,970,597		22,667,612
Accumulated net realized gain on investment and foreign currency transactions	936,250,111		432,338,901		527,868,035
Unrealized appreciation/(depreciation) of:
Investments and futures transactions	2,450,679,411		967,056,222		1,137,751,478	†
Foreign currency denominated assets and liabilities	389,495		37,902		341,272

	$9,505,252,569		$4,400,396,451		$3,230,050,093

(a) Includes securities on loan with a value of $260,552,140.

(b) Cost: $52,221,206, $18,197,553 and $27,327,116, respectively. (Note 1)

(c) Amounts equivalent to U.S. $2,342,228 and $1,215,323, respectively, have been segregated to collateralize margin requirements for the open futures contracts at September 30, 2007.

(d) See page 19 for share class information on net assets value, offering price, and redemption price per share of the Tax-Managed International and International Portfolios.

* The Sanford C. Bernstein Fund, Inc., has authorized 8.4 billion shares of common stock with par value of $.001 per share.

† Net of accrued foreign capital gains taxes of $11,107,173.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

18	Sanford C. Bernstein Fund, Inc.

	TAX-MANAGED INTERNATIONAL PORTFOLIO	INTERNATIONAL PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE
Tax-Managed International Class Shares
Net Assets	$9,492,507,638
Shares of capital stock outstanding	320,215,614

Net asset value, offering and redemption price per share	$29.64

International Class Shares
Net Assets		$4,315,454,356
Shares of capital stock outstanding		146,894,458

Net asset value, offering and redemption price per share		$29.38

Class A Shares
Net Assets	$7,324,909	$49,744,753
Shares of capital stock outstanding	248,700	1,705,567

Net asset value and redemption price per share	$29.45	$29.17
Sales charge—4.25% of public offering price	1.31	1.29

Maximum offering price	$30.76	$30.46

Class B Shares
Net Assets	$646,910	$5,830,579
Shares of capital stock outstanding	22,372	202,633

Net asset value and offering price per share	$28.92	$28.77

Class C Shares
Net Assets	$4,773,112	$29,366,763
Shares of capital stock outstanding	165,167	1,020,025

Net asset value and offering price per share	$28.90	$28.79

2007 Annual Report	19

Statements of Assets and Liabilities—September 30, 2007 (continued)

	INTERMEDIATE DURATION PORTFOLIO	U.S. GOVERNMENT SHORT DURATION PORTFOLIO

ASSETS
Investments in securities at value	$5,074,750,707	$80,829,102
Foreign currency at value	802,652 (a)	0
Cash in bank	1,006,941	218,283
Receivables:
Interest	42,359,181	770,584
Investment securities sold	9,489,601	0
Capital shares sold	12,886,977	16,678
Appreciation of interest rate swap agreements	2,294,552	0
Appreciation of foreign currency contracts	273,554	0

Total assets	5,143,864,165	81,834,647

LIABILITIES
Payables:
Dividends to shareholders	6,623,143	92,248
Investment securities purchased	61,190,682	465,715
Capital shares redeemed	6,062,621	10,156
Management fee	1,822,531	32,338
Shareholder servicing and administration fee	414,536	6,468
Transfer Agent fee	17,171	2,145
Accrued expenses	302,052	29,411
Margin owed to broker on futures contracts	502,956	0
Depreciation of interest rate swap agreements	344,817	0
Depreciation of foreign currency contracts	4,472,005	0

Total liabilities	81,752,514	638,481

NET ASSETS	$5,062,111,651	$81,196,166

Cost of investments	$5,093,881,240	$80,513,973

SHARES OF CAPITAL STOCK OUTSTANDING	386,061,860	6,510,105

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$13.11	$12.47

NET ASSETS CONSIST OF:
Capital stock, at par*	$386,062	$6,510
Additional paid-in capital	5,102,108,671	83,434,266
Undistributed net investment income/(excess distributions)	4,607,034	49,707
Accumulated net realized loss on investment, futures and foreign currency transactions	(25,213,159)	(2,609,446)
Unrealized appreciation/(depreciation) of:
Investments, futures and interest rate swaps	(15,727,681)	315,129
Foreign currency denominated assets and liabilities	(4,049,276)	0

	$5,062,111,651	$81,196,166

(a) Cost: $798,689 (Note 1).

* The Sanford C. Bernstein Fund, Inc., has authorized 8.4 billion shares of common stock with par value of $.001 per share.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

20	Sanford C. Bernstein Fund, Inc.

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO	SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO	SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO

$261,546,214	$79,552,545	$109,917,386
0	0	0
353,140	50,446	201,959

3,103,021	900,011	1,485,023
1,185,000	180,900	15,000
850,299	54,883	175,911
55,189	20,912	27,309
0	0	0

267,092,863	80,759,697	111,822,588

202,460	61,990	95,156
14,364,258	0	0
930,455	496,935	785,128
93,030	30,407	39,485
20,674	6,725	8,770
2,339	1,996	2,300
23,793	11,902	13,889
0	0	0
349	127	191
0	0	0

15,637,358	610,082	944,919

$251,455,505	$80,149,615	$110,877,669

$261,520,504	$79,406,234	$109,628,423

20,114,600	6,414,547	8,939,375

$12.50	$12.49	$12.40

$20,115	$6,415	$8,939
253,431,056	80,457,799	111,778,984
(17,480)	(17,351)	529
(2,058,734)	(464,345)	(1,226,864)

80,548	167,097	316,081
0	0	0

$251,455,505	$80,149,615	$110,877,669

2007 Annual Report	21

Statements of Assets and Liabilities—September 30, 2007 (continued)

	DIVERSIFIED MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO	NEW YORK MUNICIPAL PORTFOLIO

ASSETS
Investments in securities at value	$4,707,770,002	$1,413,561,132	$1,795,847,593
Cash in bank	90,403	198,576	45,292
Receivables:
Interest	61,363,784	17,989,299	24,796,022
Investment securities sold	50,833	2,638,125	4,510,892
Capital shares sold	12,293,909	3,668,124	2,637,192
Appreciation of interest rate swap agreements	1,481,281	431,608	539,332

Total assets	4,783,050,212	1,438,486,864	1,828,376,323

LIABILITIES
Payables:
Dividends to shareholders	4,278,603	1,287,027	1,641,747
Investment securities purchased	30,531,876	7,464,067	35,942,343
Capital shares redeemed	2,178,496	1,060,416	1,448,420
Management fee	1,714,181	565,246	701,263
Shareholder servicing fee	380,023	112,541	141,226
Transfer Agent fee	29,824	10,069	10,328
Distribution fee	57,375	27,903	38,959
Accrued expenses	275,642	103,382	104,928
Depreciation of interest rate swap agreements	5,560	1,843	2,351

Total liabilities	39,451,580	10,632,494	40,031,565

NET ASSETS (a)	$4,743,598,632	$1,427,854,370	$1,788,344,758

Cost of investments	$4,669,698,640	$1,398,965,649	$1,777,992,699

NET ASSETS CONSIST OF:
Capital stock, at par*	$338,797	$100,702	$129,276
Additional paid-in capital	4,712,833,865	1,416,278,208	1,771,465,801
Undistributed net investment income/(excess distributions)	95,592	(126,934)	30,198
Accumulated net realized loss on investment transactions	(9,216,706)	(3,422,855)	(1,672,392)
Unrealized appreciation of investments and interest rate swaps	39,547,084	15,025,249	18,391,875

	$4,743,598,632	$1,427,854,370	$1,788,344,758

(a) See page 23 for share class information on net asset value, offering price and redemption price per share of the Diversified Municipal, California Municipal and New York Municipal Portfolios.

* The Sanford C. Bernstein Fund, Inc., has authorized 8.4 billion shares of common stock with par value of $.001 per share.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

22	Sanford C. Bernstein Fund, Inc.

	DIVERSIFIED MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO	NEW YORK MUNICIPAL PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE
Municipal Class Shares
Net Assets	$4,653,604,940	$1,380,196,684	$1,722,790,016
Shares of capital stock outstanding	332,371,801	97,340,935	124,534,461

Net asset value and offering price per share	$14.00	$14.18	$13.83

Class A Shares
Net Assets	$30,378,488	$20,162,532	$26,914,029
Shares of capital stock outstanding	2,168,991	1,422,178	1,946,292

Net asset value and redemption price per share	$14.01	$14.18	$13.83
Sales charge—4.25% of public offering price	0.62	0.63	0.61

Maximum offering price	$14.63	$14.81	$14.44

Class B Shares
Net Assets	$23,750,853	$10,293,328	$21,340,315
Shares of capital stock outstanding	1,695,602	725,910	1,543,752

Net asset value and offering price per share	$14.01	$14.18	$13.82

Class C Shares
Net Assets	$35,864,351	$17,201,826	$17,300,398
Shares of capital stock outstanding	2,560,541	1,213,345	1,251,002

Net asset value and offering price per share	$14.01	$14.18	$13.83

2007 Annual Report	23

Statements of Assets and Liabilities—September 30, 2007 (continued)

SHORT DURATION PLUS PORTFOLIO

ASSETS
Investments in securities at value	$407,159,270
Cash in bank	348,444
Receivables:
Interest	2,974,092
Investment securities sold	1,490,876
Capital shares sold	671,611

Total assets	412,644,293

LIABILITIES
Payables:
Dividends to shareholders	516,830
Investment securities purchased	4,531,058
Capital shares redeemed	2,015,794
Management fee	163,053
Shareholder servicing fee	28,243
Transfer Agent fee	27,064
Distribution fee	32,404
Accrued expenses	53,607
Margin owed to broker on futures contracts	3,188

Total liabilities	7,371,241

NET ASSETS	$405,273,052

Cost of investments	$412,702,666

NET ASSETS CONSIST OF:
Capital stock, at par*	$33,111
Additional paid-in capital	425,385,636
Undistributed net investment income/ (excess distributions)	(442,450)
Accumulated net realized loss on investment transactions	(14,170,039)
Unrealized appreciation/(depreciation) of investments and futures transactions	(5,533,206)

$405,273,052

SHORT DURATION PLUS PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE
Short Duration Plus Class Shares
Net Assets	$339,266,479
Shares of capital stock outstanding	27,718,379

Net asset value and offering price per share	$12.24

Short Duration Class A Shares
Net Assets	$40,443,819
Shares of capital stock outstanding	3,303,610

Net asset value and redemption price per share	12.24
Sales charge—4.25% of public offering price	0.54

Maximum offering price	$12.78

Short Duration Class B Shares
Net Assets	$10,790,534
Shares of capital stock outstanding	881,648

Net asset value and offering price per share	$12.24

Short Duration Class C Shares
Net Assets	$14,772,220
Shares of capital stock outstanding	1,207,390

Net asset value and offering price per share	$12.23

* The Sanford C. Bernstein Fund, Inc., has authorized 8.4 billion shares of common stock with par value of $.001 per share.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

24	Sanford C. Bernstein Fund, Inc.

This page intentionally left blank.

2007 Annual Report	25

Statements of Operations—for the year ended September 30, 2007

	TAX-MANAGED INTERNATIONAL PORTFOLIO	INTERNATIONAL PORTFOLIO	EMERGING MARKETS PORTFOLIO

INVESTMENT INCOME
Income:
Interest	$5,383,545	$5,902,009	$1,306,012
Dividends (net of foreign withholding taxes of $21,923,311, $10,328,396 and $7,430,599, respectively)	234,732,844	107,695,659	67,847,832

Total income	240,116,389	113,597,668	69,153,844

Expenses
Management fee (see Note 2A)	69,524,096	34,425,664	28,855,747
Shareholder servicing fee	21,428,663	9,731,511	6,651,437
Custodian fee	3,459,096	1,748,570	4,312,699
Transfer Agent fee—Non-Retail Class	350,108	236,894	400,789
Transfer Agent fee—Class A	9,418	46,644	0
Transfer Agent fee—Class B	1,356	6,378	0
Transfer Agent fee—Class C	7,732	25,758	0
Distribution fees—Class A	14,596	122,777	0
Distribution fees—Class B	6,127	55,622	0
Distribution fees—Class C	36,867	227,505	0
Registration fees	277,756	167,756	85,354
Auditing and tax fees	217,443	114,694	73,379
Directors’ fees and expenses	216,278	96,121	67,843
Legal fees	178,443	84,591	52,056
Printing fees	81,811	87,819	15,471
Miscellaneous	272,777	131,736	138,919

Total expenses	96,082,567	47,310,040	40,653,694
Less: expenses waived by the Transfer Agent	(14,781)	0	0
Less: expenses offset arrangement	(269)	(3,263)	0

Net expenses	96,067,517	47,306,777	40,653,694

Net investment income	144,048,872	66,290,891	28,500,150

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	952,739,250	494,941,864	545,479,814	*
Futures transactions	1,032,978	1,091,496	0
Foreign currency transactions	3,004,273	(498,250)	(1,408,491)
Swap transactions	0	0	0

Net realized gain (loss) on investment and foreign currency transactions	956,776,501	495,535,110	544,071,323

Net increase (decrease) in unrealized appreciation/(depreciation) of:
Investments, futures and swaps	735,617,034	294,761,237	566,474,119	†
Foreign currency denominated assets and liabilities	656,903	260,902	567,274

Net increase (decrease) in unrealized appreciation/(depreciation) of investments and foreign currency denominated assets and liabilities	736,273,937	295,022,139	567,041,393

Net realized and unrealized gain (loss) on investment and foreign currency transactions	1,693,050,438	790,557,249	1,111,112,716

Contribution from Adviser (see Note 2A)	445	237,063	216,481

Net increase in net assets resulting from operations	$1,837,099,755	$857,085,203	$1,139,829,347

* Net of foreign capital gains taxes of $(1,534,963).

† Net of change in foreign capital gains taxes of $(7,203,793).

See Notes to Financial Statements.

26	Sanford C. Bernstein Fund, Inc.

INTERMEDIATE DURATION PORTFOLIO	U.S. GOVERNMENT SHORT DURATION PORTFOLIO	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO	SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO	SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO

$243,420,952	$4,022,871	$8,021,210	$2,782,445	$3,991,281

0	0	0	0	0

243,420,952	4,022,871	8,021,210	2,782,445	3,991,281

20,370,679	418,925	995,137	353,928	485,619
4,592,670	83,785	219,160	77,929	106,936
697,001	82,492	110,359	85,971	97,975
242,173	24,737	25,731	24,443	23,310
0	0	0	0	0
0	0	0	0	0
0	0	0	0	0
0	0	0	0	0
0	0	0	0	0
0	0	0	0	0
193,331	26,592	60,876	10,191	9,002
131,106	1,731	4,126	1,855	2,150
130,673	1,803	5,539	2,286	2,367
58,997	3,698	4,226	1,742	2,267
28,871	929	2,521	577	1,621
115,887	3,716	12,964	8,120	7,356

26,561,388	648,408	1,440,639	567,042	738,603

0	0	0	0	0

26,561,388	648,408	1,440,639	567,042	738,603

216,859,564	3,374,463	6,580,571	2,215,403	3,252,678

5,504,248	(59,420)	(385,734)	58,591	(38,911)
8,794,575	0	0	0	0
16,227,637	0	0	0	0
(2,621,844)	0	17,415	8,410	10,203

27,904,616	(59,420)	(368,319)	67,001	(28,708)

(18,302,156)	506,040	762,094	190,847	178,834
(11,658,924)	0	0	0	0

(29,961,080)	506,040	762,094	190,847	178,834

(2,056,464)	446,620	393,775	257,848	150,126

0	0	0	0	0

$214,803,100	$3,821,083	$6,974,346	$2,473,251	$3,402,804

2007 Annual Report	27

Statements of Operations—for the year ended September 30, 2007 (continued)

	DIVERSIFIED MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO	NEW YORK MUNICIPAL PORTFOLIO

INVESTMENT INCOME
Income:
Interest	$166,958,106	$52,448,775	$67,912,304

Total income	166,958,106	52,448,775	67,912,304

Expenses:
Management fee (see Note 2A)	19,145,421	6,570,068	8,080,247
Shareholder servicing fee	4,174,406	1,294,527	1,608,192
Custodian fee	485,602	254,744	290,204
Transfer Agent fee—Non-Retail Class	136,569	36,001	56,030
Transfer Agent fee—Class A	20,689	13,071	15,986
Transfer Agent fee—Class B	15,469	7,601	13,956
Transfer Agent fee—Class C	20,513	10,934	10,009
Distribution fees—Class A	123,120	67,261	91,692
Distribution fees—Class B	304,323	131,114	265,567
Distribution fees—Class C	404,772	188,458	191,868
Registration fees	424,421	34,322	55,520
Auditing and tax fees	125,474	40,571	53,257
Directors’ fees and expenses	111,326	36,484	34,407
Printing fees	68,197	38,481	35,617
Legal fees	14,599	2,557	6,183
Miscellaneous	44,213	33,255	33,959

Total expenses	25,619,114	8,759,449	10,842,694
Less: expense offset arrangement	(1,970)	(533)	(1,463)

Net expenses	25,617,144	8,758,916	10,841,231

Net investment income	141,340,962	43,689,859	57,071,073

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	(2,262,579)	(1,894,014)	(539,052)
Swap transactions	1,522,476	438,455	560,103

Net realized gain (loss) on investment transactions	(740,103)	(1,455,559)	21,051

Net decrease in unrealized appreciation/ (depreciation) of investments and swaps	(3,354,112)	(475,753)	(1,915,727)

Net realized and unrealized loss on investment transactions	(4,094,215)	(1,931,312)	(1,894,676)

Net increase in net assets resulting from operations	$137,246,747	$41,758,547	$55,176,397

See Notes to Financial Statements.

28	Sanford C. Bernstein Fund, Inc.

SHORT DURATION PLUS PORTFOLIO

INVESTMENT INCOME
Income:
Interest	$21,847,826

Total income	21,847,826

Expenses
Management fee (see Note 2A)	2,026,619
Shareholder servicing fee	355,957
Custodian fee	139,648
Transfer agent fee—Non-Retail Class	34,998
Transfer agent fee—Class A	47,928
Transfer agent fee—Class B	17,504
Transfer agent fee—Class C	20,711
Distribution fees—Class A	111,289
Distribution fees—Class B	135,392
Distribution fees—Class C	159,895
Registration fees	69,408
Printing fees	26,257
Auditing and tax fees	16,149
Directors’ fees and expenses	10,875
Legal fees	250
Miscellaneous	11,552

Total expenses	3,184,432
Less: expense offset arrangement	(3,832)

Net expenses	3,180,600

Net investment income	18,667,226

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS

Net realized gain (loss) on:
Investment transactions	2,306,707
Futures transactions	(451,805)
Swap transactions	193,524

Net realized gain on investment transactions	2,048,426

Net decrease in unrealized appreciation/(depreciation) of:
Investments, futures and swaps	(3,787,309)

Net realized and unrealized loss on investment transactions	(1,738,883)

Net increase in net assets resulting from operations	$16,928,343

See Notes to Financial Statements.

2007 Annual Report	29

Statements of Changes in Net Assets

	TAX-MANAGED INTERNATIONAL PORTFOLIO		INTERNATIONAL PORTFOLIO

	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$144,048,872	$105,751,891	$66,290,891	$48,967,143
Net realized gain (loss) on investment and foreign currency transactions	956,776,501	871,099,406	495,535,110	436,323,919
Increase (decrease) in unrealized appreciation/(depreciation) of investments and foreign currency denominated assets and liabilities	736,273,937	152,054,663	295,022,139	39,082,980
Contribution from Adviser	445	14,427	237,063	0

Net increase in net assets resulting from operations	1,837,099,755	1,128,920,387	857,085,203	524,374,042

Dividends and distributions to shareholders:
Dividends from net investment income (a)	(134,173,219)	(76,839,036)	(67,882,580)	(37,507,967)
Distributions from net realized gain on investment transactions (a)	(873,750,182)	(352,939,338)	(427,641,169)	0

Total dividends and distributions to shareholders	(1,007,923,401)	(429,778,374)	(495,523,749)	(37,507,967)

Capital-share transactions
Net proceeds from sales of shares	1,382,327,603	1,289,333,786	682,895,660	647,251,269
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	855,062,898	368,726,715	492,634,247	36,476,197

Total proceeds from shares sold	2,237,390,501	1,658,060,501	1,175,529,907	683,727,466
Cost of shares redeemed	(1,080,537,345)	(920,026,694)	(589,899,670)	(544,993,852)

Increase (decrease) in net assets from capital-share transactions	1,156,853,156	738,033,807	585,630,237	138,733,614

Net increase (decrease) in net assets	1,986,029,510	1,437,175,820	947,191,691	625,599,689

NET ASSETS:
Beginning of period	7,519,223,059	6,082,047,239	3,453,204,760	2,827,605,071

End of period (b)	$9,505,252,569	$7,519,223,059	$4,400,396,451	$3,453,204,760

(b) Includes undistributed net investment income/(excess distributions) of:	$114,592,680	$96,491,963	$55,970,597	$43,277,752

(a) See page 35 for share class information on dividend distributions of the Tax-Managed International and International Portfolios.

* Includes effect of portfolio transaction fee in the amounts of $9,180,161 and $8,260,181 for the years ended September 30, 2007 and September 30, 2006, respectively.

See Notes to Financial Statements.

30	Sanford C. Bernstein Fund, Inc.

EMERGING MARKETS VALUE PORTFOLIO		INTERMEDIATE DURATION PORTFOLIO		U.S GOVERNMENT SHORT DURATION PORTFOLIO

YEAR ENDED 9/30/07	YEAR ENDED 9/30/06	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06

$28,500,150	$25,569,151	$216,859,564	$168,473,944	$3,374,463	$2,773,013

544,071,323	357,577,818	27,904,616	(44,583,013)	(59,420)	(846,987)

567,041,393	(95,682,312)	(29,961,080)	12,054,656	506,040	660,537
216,481	0	0	0	0	0

1,139,829,347	287,464,657	214,803,100	135,945,587	3,821,083	2,586,563

(19,631,589)	(25,801,129)	(214,388,415)	(169,630,007)	(3,406,785)	(2,873,636)
(345,115,543)	(403,836,187)	0	(1,045,578)	0	0

(364,747,132)	(429,637,316)	(214,388,415)	(170,675,585)	(3,406,785)	(2,873,636)

446,042,268	430,670,836	1,357,979,058	1,144,235,299	27,935,483	23,600,921

323,807,368	371,840,189	31,611,958	28,440,563	1,988,194	1,596,924

769,849,636	802,511,025	1,389,591,016	1,172,675,862	29,923,677	25,197,845
(467,284,487)	(388,461,956)	(466,791,611)	(385,793,260)	(35,874,547)	(24,572,533)

302,565,149 *	414,049,069 *	922,799,405	786,882,602	(5,950,870)	625,312

1,077,647,364	271,876,410	923,214,090	752,152,604	(5,536,572)	338,239

2,152,402,729	1,880,526,319	4,138,897,561	3,386,744,957	86,732,738	86,394,499

$3,230,050,093	$2,152,402,729	$5,062,111,651	$4,138,897,561	$81,196,166	$86,732,738

$22,667,612	$16,546,363	$4,607,034	$(10,249,133)	$49,707	$49,707

2007 Annual Report	31

Statements of Changes in Net Assets (continued)

	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO		SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$6,580,571	$6,173,164	$2,215,403	$1,614,389
Net realized gain (loss) on investment and foreign currency transactions	(368,319)	(557,878)	67,001	(314,680)
Increase (decrease) in unrealized appreciation/ (depreciation) of investments, futures and swaps	762,094	(16,550)	190,847	291,234

Net increase in net assets resulting from operations	6,974,346	5,598,736	2,473,251	1,590,943

Dividends to shareholders:
Dividends from net investment income (a)	(6,552,577)	(6,173,745)	(2,206,806)	(1,615,679)

Total dividends to shareholders	(6,552,577)	(6,173,745)	(2,206,806)	(1,615,679)

Capital-share transactions
Net proceeds from sales of shares	182,245,652	139,798,462	102,881,705	66,821,062
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	2,832,275	2,486,400	1,237,009	907,623

Total proceeds from shares sold	185,077,927	142,284,862	104,118,714	67,728,685
Cost of shares redeemed	(143,459,791)	(190,594,221)	(99,745,242)	(54,218,833)

Increase (decrease) in net assets from capital-share transactions	41,618,136	(48,309,359)	4,373,472	13,509,852

Net increase (decrease) in net assets	42,039,905	(48,884,368)	4,639,917	13,485,116

NET ASSETS:
Beginning of period	209,415,600	258,299,968	75,509,698	62,024,582

End of period (b)	$251,455,505	$209,415,600	$80,149,615	$75,509,698

(b) Includes undistributed net investment income/ (excess distributions) of:	$(17,480)	$(15,163)	$(17,351)	$(17,236)

(a) See page 35 and 36 for share class information on dividend distributions of the Diversified Municipal, California Municipal and New York Municipal Portfolios.

See Notes to Financial Statements.

32	Sanford C. Bernstein Fund, Inc.

SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO		DIVERSIFIED MUNICIPAL PORTFOLIO		CALIFORNIA MUNICIPAL PORTFOLIO		NEW YORK MUNICIPAL PORTFOLIO

YEAR ENDED 9/30/07	YEAR ENDED 9/30/06	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06

$3,252,678	$2,907,986	$141,340,962	$113,383,849	$43,689,859	$36,274,230	$57,071,073	$49,370,122
(28,708)	(45,924)	(740,103)	(2,912,617)	(1,455,559)	150,809	21,051	(663,410)
178,834	(72,648)	(3,354,112)	(1,215,704)	(475,753)	(1,031,625)	(1,915,727)	(3,245,317)

3,402,804	2,789,414	137,246,747	109,255,528	41,758,547	35,393,414	55,176,397	45,461,395

(3,238,260)	(2,908,434)	(140,884,020)	(113,371,869)	(43,543,867)	(36,267,385)	(56,880,958)	(49,370,103)

(3,238,260)	(2,908,434)	(140,884,020)	(113,371,869)	(43,543,867)	(36,267,385)	(56,880,958)	(49,370,103)

71,036,854	45,507,908	1,551,087,191	1,226,341,480	418,061,821	398,305,765	482,206,220	418,680,616
1,535,267	1,315,851	20,769,260	18,753,477	6,967,057	7,129,255	12,297,806	12,150,366

72,572,121	46,823,759	1,571,856,451	1,245,094,957	425,028,878	405,435,020	494,504,026	430,830,982
(64,615,082)	(67,006,469)	(667,262,213)	(591,234,798)	(254,877,126)	(220,457,520)	(277,446,139)	(258,195,245)

7,957,039	(20,182,710)	904,594,238	653,860,159	170,151,752	184,977,500	217,057,887	172,635,737

8,121,583	(20,301,730)	900,956,965	649,743,818	168,366,432	184,103,529	215,353,326	168,727,029

102,756,086	123,057,816	3,842,641,667	3,192,897,849	1,259,487,938	1,075,384,409	1,572,991,432	1,404,264,403

$110,877,669	$102,756,086	$4,743,598,632	$3,842,641,667	$1,427,854,370	$1,259,487,938	$1,788,344,758	$1,572,991,432

$529	$1,602	$95,592	$81,632	$(126,934)	$(112,095)	$30,198	$29,698

2007 Annual Report	33

Statements of Changes in Net Assets (continued)

	SHORT DURATION PLUS PORTFOLIO

	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$18,667,226	$17,970,154
Net realized gain (loss) on investment transactions	2,048,426	(5,239,213)
Increase (decrease) in unrealized appreciation/ (depreciation) of investments, futures and swaps	(3,787,309)	3,003,264

Net increase in net assets resulting from operations	16,928,343	15,734,205

Dividends to shareholders:
Dividends from net investment income (a)	(19,148,311)	(19,010,130)

Total dividends to shareholders	(19,148,311)	(19,010,130)

Capital-share transactions:
Net proceeds from sales of shares	154,381,767	152,139,449
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	8,321,266	8,182,322

Total proceeds from shares sold	162,703,033	160,321,771
Cost of shares redeemed	(204,534,259)	(201,170,521)

Decrease in net assets from capital-share transactions	(41,831,226)	(40,848,750)

Net decrease in net assets	(44,051,194)	(44,124,675)

NET ASSETS:
Beginning of period	449,324,246	493,448,921

End of period (b)	$405,273,052	$449,324,246

(b) Includes excess distributions of:	$(442,450)	$(433,916)

(a) See page 36 for share class information on dividend distributions for the Short Duration Plus Portfolio.

See Notes to Financial Statements.

34	Sanford C. Bernstein Fund, Inc.

	TAX-MANAGED INTERNATIONAL PORTFOLIO		INTERNATIONAL PORTFOLIO

	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06
Dividends to shareholders:
Dividends from net investment income
Tax-Managed International and International Class Shares, respectively	$(134,069,445)	$(76,796,506)	$(66,986,211)	$(37,095,388)
Class A	(55,675)	(36,350)	(603,506)	(355,394)
Class B	(8,042)	(1,290)	(64,870)	(13,731)
Class C	(40,057)	(4,890)	(227,993)	(43,454)

	$(134,173,219)	$(76,839,036)	$(67,882,580)	$(37,507,967)

Distributions from net realized gain on investment transactions
Tax-Managed International and International Class Shares, respectively	$(872,942,823)	$(352,717,365)	$(420,459,577)	$—
Class A	(408,843)	(170,785)	(4,351,707)	—
Class B	(66,630)	(10,684)	(626,831)	—
Class C	(331,886)	(40,504)	(2,203,054)	—

	$(873,750,182)	$(352,939,338)	$(427,641,169)	$—

	DIVERSIFIED MUNICIPAL PORTFOLIO		CALIFORNIA MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06
Dividends to shareholders:
Dividends from net investment income
Municipal Class	$(138,010,254)	$(108,738,587)	$(42,154,147)	$(34,313,374)
Class A	(1,236,399)	(2,148,890)	(665,481)	(931,760)
Class B	(702,539)	(1,194,732)	(296,945)	(468,128)
Class C	(934,828)	(1,289,660)	(427,294)	(554,123)

	$(140,884,020)	$(113,371,869)	$(43,543,867)	$(36,267,385)

2007 Annual Report	35

Statements of Changes in Net Assets (continued)

	NEW YORK MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06
Dividends to shareholders:
Dividends from net investment income
Municipal Class	$(54,811,043)	$(46,434,611)
Class A	(957,503)	(1,244,127)
Class B	(645,896)	(991,109)
Class C	(466,516)	(700,256)

	$(56,880,958)	$(49,370,103)

	SHORT DURATION PLUS PORTFOLIO

	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06
Dividends to shareholders:
Dividends from net investment income
Short Duration Plus Class	$(16,481,134)	$(16,201,942)
Class A	(1,603,458)	(1,474,775)
Class B	(486,712)	(693,848)
Class C	(577,007)	(639,565)

	$(19,148,311)	$(19,010,130)

See Notes to Financial Statements.

36	Sanford C. Bernstein Fund, Inc.

Financial Highlights

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-MANAGED INTERNATIONAL PORTFOLIO TAX-MANAGED INTERNATIONAL CLASS

.	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06		YEAR ENDED 9/30/05	YEAR ENDED 9/30/04	YEAR ENDED 9/30/03
Net asset value, beginning of period	$27.20	$24.72		$20.42	$17.53	$13.10

Income from investment operations:
Investment income, net†	0.47	0.40		0.26	0.15	0.24
Net realized and unrealized gain on investment and foreign currency transactions	5.63	3.82		4.49	3.04	4.39
Contribution from Adviser	0 (c)	0	(c)	0	0	0

Total from investment operations	6.10	4.22		4.75	3.19	4.63

Less distributions:
Dividends from taxable net investment income	(0.49)	(0.31)		(0.17)	(0.30)	(0.20)
Distributions from net realized gain on investment transactions	(3.17)	(1.43)		(0.28)	0	0

Total distributions	(3.66)	(1.74)		(0.45)	(0.30)	(0.20)

Net asset value, end of period	$29.64	$27.20		$24.72	$20.42	$17.53

Total return (a)	24.28%	18.18%		23.62%	18.34%	35.65%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$9,492,508	$7,512,829		$6,078,513	$4,611,550	$3,561,248
Average net assets (000 omitted)	$8,571,465	$6,888,047		$5,303,305	$4,206,956	$2,890,486
Ratio of expenses to average net assets	1.12%	1.15%	(e)	1.22%	1.24%	1.25%
Ratio of net investment income to average net assets	1.68%	1.53%	(e)	1.17%	0.79%	1.59%
Portfolio turnover rate	52%	67%		53%	71%	28%

See Footnote Summary on page 49.

See Notes to Financial Statements.

2007 Annual Report	37

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	INTERNATIONAL PORTFOLIO INTERNATIONAL CLASS

.	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06		YEAR ENDED 9/30/05	YEAR ENDED 9/30/04	YEAR ENDED 9/30/03
Net asset value, beginning of period	$27.17	$23.27		$18.94	$16.06	$11.95

Income from investment operations:
Investment income, net†	0.46	0.40		0.25	0.14	0.23
Net realized and unrealized gain on investment and foreign currency transactions	5.63	3.81		4.25	2.91	4.04
Contribution from Adviser	0 (c)	0		0	0	0

Total from investment operations	6.09	4.21		4.50	3.05	4.27

Less distributions:
Dividends from taxable net investment income	(0.53)	(0.31)		(0.17)	(0.17)	(0.16)
Distributions from net realized gain on investment transactions	(3.35)	0		0	0	0

Total distributions	(3.88)	(0.31)		(0.17)	(0.17)	(0.16)

Net asset value, end of period	$29.38	$27.17		$23.27	$18.94	$16.06

Total return (a)	24.52%	18.29%		23.90%	19.05%	36.00%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$4,315,454	$3,397,969		$2,785,730	$2,190,687	$1,826,667
Average net assets (000 omitted)	$3,892,605	$3,125,615		$2,462,819	$2,045,596	$1,572,731
Ratio of expenses to average net assets	1.18%	1.20%	(e)	1.26%	1.28%	1.29%
Ratio of net investment income to average net assets	1.68%	1.55%	(e)	1.17%	0.76%	1.63%
Portfolio turnover rate	59%	73%		61%	92%	28%

See Footnote Summary on page 49.

See Notes to Financial Statements.

38	Sanford C. Bernstein Fund, Inc.

	EMERGING MARKETS PORTFOLIO

	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06		YEAR ENDED 9/30/05	YEAR ENDED 9/30/04	YEAR ENDED 9/30/03
Net asset value, beginning of period	$38.90	$43.22		$28.91	$20.81	$13.65

Income from investment operations:
Investment income, net†	0.45	0.49		0.66	0.36	0.26
Net realized and unrealized gain on investment and foreign currency transactions	17.69	5.02		14.20	7.76	6.87
Contribution from Adviser	0 (c)	0		0	0	0

Total from investment operations	18.14	5.51		14.86	8.12	7.13

Less distributions:
Dividends from taxable net investment income	(0.35)	(0.60)		(0.06)	(0.22)	(0.08)
Distributions from net realized gain on investment transactions	(6.22)	(9.39)		(0.78)	0	0

Total distributions	(6.57)	(9.99)		(0.84)	(0.22)	(0.08)

Portfolio transaction fee	0.15	0.16		0.29	0.20	0.11

Net asset value, end of period	$50.62	$38.90		$43.22	$28.91	$20.81

Total return (a)	50.40% (b)	13.89%	(b)	48.78% (b)	34.66% (b)	47.21% (b)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$3,230,050	$2,152,403		$1,880,526	$1,361,368	$898,402
Average net assets (000 omitted)	$2,660,575	$2,031,225		$1,600,912	$1,150,902	$653,705
Ratio of expenses to average net assets	1.53%	1.58%	(e)	1.68%	1.72%	1.72%
Ratio of net investment income to average net assets	1.07%	1.26%	(e)	1.85%	1.41%	1.57%
Portfolio turnover rate	61%	61%		54%	44%	38%

See Footnote Summary on page 49.

See Notes to Financial Statements.

2007 Annual Report	39

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	INTERMEDIATE DURATION PORTFOLIO

	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06		YEAR ENDED 9/30/05	YEAR ENDED 9/30/04	YEAR ENDED 9/30/03
Net asset value, beginning of period	$13.11	$13.27		$13.41	$13.43	$13.08

Income from investment operations:
Investment income, net†	0.62	0.59		0.53	0.50	0.47
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.01)	(0.15)		(0.09)	(0.01)	0.35

Total from investment operations	0.61	0.44		0.44	0.49	0.82

Less distributions:
Dividends from taxable net investment income	(0.61)	(0.60)		(0.54)	(0.51)	(0.47)
Distributions from net realized gain on investment transactions	0	0	(c)	(0.04)	0	0

Total distributions	(0.61)	(0.60)		(0.58)	(0.51)	(0.47)

Net asset value, end of period	$13.11	$13.11		$13.27	$13.41	$13.43

Total return (a)	4.78%	3.47%		3.35%	3.74%	6.39%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$5,062,112	$4,138,898		$3,386,745	$2,852,803	$2,402,262
Average net assets (000 omitted)	$4,592,670	$3,694,176		$3,104,905	$2,612,933	$2,249,030
Ratio of expenses to average net assets	0.58%	0.60%	(e)	0.60%	0.61%	0.61%
Ratio of net investment income to average net assets	4.73%	4.56%	(e)	3.97%	3.72%	3.55%
Portfolio turnover rate	204%	426%		586%	660%	796%

See Footnote Summary on page 49.

See Notes to Financial Statements.

40	Sanford C. Bernstein Fund, Inc.

	U.S. GOVERNMENT SHORT DURATION PORTFOLIO

	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06		YEAR ENDED 9/30/05	YEAR ENDED 9/30/04	YEAR ENDED 9/30/03
Net asset value, beginning of period	$12.41	$12.45		$12.68	$13.00	$13.23

Income from investment operations:
Investment income, net†	0.50	0.41		0.30	0.26	0.31
Net realized and unrealized gain (loss) on investment transactions	0.07	(0.02)		(0.19)	(0.14)	(0.04)

Total from investment operations	0.57	0.39		0.11	0.12	0.27

Less distributions:
Dividends from taxable net investment income	(0.51)	(0.43)		(0.34)	(0.30)	(0.31)
Dividends from net realized gain on investment transactions	0	0		0 (c)	(0.14)	(0.19)

Total distributions	(0.51)	(0.43)		(0.34)	(0.44)	(0.50)

Net asset value, end of period	$12.47	$12.41		$12.45	$12.68	$13.00

Total return (a)	4.66%	3.19%		0.90%	0.93%	2.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$81,196	$86,733		$86,394	$93,595	$112,561
Average net assets (000 omitted)	$83,785	$83,170		$91,842	$101,777	$120,631
Ratio of expenses to average net assets	0.77%	0.79%	(e)	0.78%	0.80%	0.76%
Ratio of expenses to average net assets excluding interest expense	0.77%	0.79%	(e)	0.78%	0.78%	0.76%
Ratio of net investment income to average net assets	4.03%	3.33%	(e)	2.41%	2.06%	2.39%
Portfolio turnover rate	101%	130%		167%	358%	323%

See Footnote Summary on page 49.

See Notes to Financial Statements.

2007 Annual Report	41

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06	YEAR ENDED 9/30/05	YEAR ENDED 9/30/04 (d)	YEAR ENDED 9/30/03
Net asset value, beginning of period	$12.48	$12.51	$12.60	$12.69	$12.79

Income from investment operations:
Investment income, net†	0.37	0.34	0.26	0.22	0.29
Net realized and unrealized gain (loss) on investment transactions	0.02	(0.03)	(0.09)	(0.07)	(0.05)

Total from investment operations	0.39	0.31	0.17	0.15	0.24

Less distributions:
Dividends from taxable net investment income	0	0	0	(0.01)	0
Dividends from tax-exempt net investment income	(0.37)	(0.34)	(0.26)	(0.21)	(0.29)
Dividends from net realized gain on investment transactions	0	0	0	(0.02)	(0.05)

Total distributions	(0.37)	(0.34)	(0.26)	(0.24)	(0.34)

Net asset value, end of period	$12.50	$12.48	$12.51	$12.60	$12.69

Total return (a)	3.20%	2.51%	1.36%	1.21%	1.97%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$251,456	$209,416	$258,300	$253,728	$233,649
Average net assets (000 omitted)	$219,160	$228,571	$253,042	$240,126	$220,768
Ratio of expenses to average net assets	0.66%	0.70% (e)	0.71%	0.69%	0.71%
Ratio of net investment income to average net assets	3.00%	2.70% (e)	2.06%	1.81%	2.30%
Portfolio turnover rate	60%	50%	100%	84%	57%

See Footnote Summary on page 49.

See Notes to Financial Statements.

42	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06	YEAR ENDED 9/30/05	YEAR ENDED 9/30/04 (d)	YEAR ENDED 9/30/03
Net asset value, beginning of period	$12.46	$12.47	$12.57	$12.67	$12.69

Income from investment operations:
Investment income, net†	0.35	0.30	0.24	0.20	0.22
Net realized and unrealized gain (loss) on investment transactions	0.03	(0.01)	(0.10)	(0.10)	(0.02)

Total from investment operations	0.38	0.29	0.14	0.10	0.20

Less distributions:
Dividends from taxable net investment income	0	0	0	(0.01)	(0.01)
Dividends from tax-exempt net investment income	(0.35)	(0.30)	(0.24)	(0.19)	(0.21)

Total distributions	(0.35)	(0.30)	(0.24)	(0.20)	(0.22)

Net asset value, end of period	$12.49	$12.46	$12.47	$12.57	$12.67

Total return (a)	3.12%	2.32%	1.11%	0.81%	1.63%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$80,150	$75,510	$62,025	$71,637	$79,818
Average net assets (000 omitted)	$77,929	$67,878	$68,266	$77,177	$80,862
Ratio of expenses to average net assets	0.73%	0.81% (e)	0.81%	0.78%	0.80%
Ratio of net investment income to average net assets	2.84%	2.38% (e)	1.88%	1.59%	1.77%
Portfolio turnover rate	103%	83%	91%	90%	72%

See Footnote Summary on page 49.

See Notes to Financial Statements.

2007 Annual Report	43

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06	YEAR ENDED 9/30/05	YEAR ENDED 9/30/04 (d)	YEAR ENDED 9/30/03
Net asset value, beginning of period	$12.38	$12.39	$12.47	$12.55	$12.57

Income from investment operations:
Investment income, net†	0.38	0.32	0.25	0.22	0.26
Net realized and unrealized gain (loss) on investment and transactions	0.02	(0.01)	(0.08)	(0.08)	(0.02)

Total from investment operations	0.40	0.31	0.17	0.14	0.24

Less distributions:
Dividends from taxable net investment income	0	0	0	(0.01)	0
Dividends from tax-exempt net investment income	(0.38)	(0.32)	(0.25)	(0.21)	(0.26)

Total distributions	(0.38)	(0.32)	(0.25)	(0.22)	(0.26)

Net asset value, end of period	$12.40	$12.38	$12.39	$12.47	$12.55

Total return (a)	3.25%	2.52%	1.37%	1.16%	1.92%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$110,878	$102,756	$123,058	$123,176	$120,941
Average net assets (000 omitted)	$106,936	$113,877	$122,925	$123,457	$119,346
Ratio of expenses to average net assets	0.69%	0.74% (e)	0.74%	0.74%	0.76%
Ratio of net investment income to average net assets	3.04%	2.55% (e)	2.00%	1.80%	2.06%
Portfolio turnover rate	66%	52%	98%	68%	47%

See Footnote Summary on page 49.

See Notes to Financial Statements.

44	Sanford C. Bernstein Fund, Inc.

	DIVERSIFIED MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06	YEAR ENDED 9/30/05	YEAR ENDED 9/30/04 (d)	YEAR ENDED 9/30/03
Net asset value, beginning of period	$14.03	$14.06	$14.27	$14.34	$14.37

Income from investment operations:
Investment income, net†	0.46	0.46	0.44	0.45	0.51
Net realized and unrealized loss on investment transactions	(0.03)	(0.03)	(0.21)	(0.07)	(0.03)

Total from investment operations	0.43	0.43	0.23	0.38	0.48

Less distributions:
Dividends from taxable net investment income	0	0	0	(0.02)	(0.01)
Dividends from tax-exempt net investment income	(0.46)	(0.46)	(0.44)	(0.43)	(0.50)

Total distributions	(0.46)	(0.46)	(0.44)	(0.45)	(0.51)

Net asset value, end of period	$14.00	$14.03	$14.06	$14.27	$14.34

Total return (a)	3.14%	3.12%	1.62%	2.73%	3.44%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$4,653,605	$3,693,513	$2,976,421	$2,509,749	$2,045,981
Average net assets (000 omitted)	$4,174,406	$3,309,135	$2,752,982	$2,261,248	$1,844,104
Ratio of expenses to average net assets	0.58%	0.59% (e)	0.61%	0.61%	0.63%
Ratio of net investment income to average net assets	3.32%	3.29% (e)	3.09%	3.19%	3.58%
Portfolio turnover rate	18%	29%	28%	41%	38%

See Footnote Summary on page 49.

See Notes to Financial Statements.

2007 Annual Report	45

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	CALIFORNIA MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06	YEAR ENDED 9/30/05	YEAR ENDED 9/30/04 (d)	YEAR ENDED 9/30/03
Net asset value, beginning of period	$14.21	$14.23	$14.38	$14.46	$14.59

Income from investment operations:
Investment income, net†	0.46	0.45	0.43	0.43	0.47
Net realized and unrealized loss on investment transactions	(0.03)	(0.02)	(0.13)	(0.07)	(0.13)

Total from investment operations	0.43	0.43	0.30	0.36	0.34

Less distributions:
Dividends from taxable net investment income	0	0	0	(0.02)	(0.03)
Dividends from tax-exempt net investment income	(0.46)	(0.45)	(0.44)	(0.41)	(0.44)
Distributions from net realized gain on investment transactions	0	0	(0.01)	(0.01)	0

Total distributions	(0.46)	(0.45)	(0.45)	(0.44)	(0.47)

Net asset value, end of period	$14.18	$14.21	$14.23	$14.38	$14.46

Total return (a)	3.12%	3.11%	2.09%	2.55%	2.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,380,197	$1,194,575	$983,388	$843,206	$685,360
Average net assets (000 omitted)	$1,294,527	$1,073,155	$898,450	$752,372	$625,249
Ratio of expenses to average net assets	0.62%	0.63% (e)	0.65%	0.64%	0.66%
Ratio of net investment income to average net assets	3.27%	3.20% (e)	3.04%	3.01%	3.26%
Portfolio turnover rate	27%	23%	30%	52%	44%

See Footnote Summary on page 49.

See Notes to Financial Statements.

46	Sanford C. Bernstein Fund, Inc.

	NEW YORK MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06	YEAR ENDED 9/30/05	YEAR ENDED 9/30/04 (d)	YEAR ENDED 9/30/03
Net asset value, beginning of period	$13.86	$13.91	$14.11	$14.21	$14.23

Income from investment operations:
Investment income, net†	0.47	0.47	0.46	0.47	0.50
Net realized and unrealized loss on investment transactions	(0.03)	(0.05)	(0.20)	(0.10)	(0.02)

Total from investment operations	0.44	0.42	0.26	0.37	0.48

Less distributions:
Dividends from taxable net investment income	0	0	0	(0.01)	(0.01)
Dividends from tax-exempt net investment income	(0.47)	(0.47)	(0.46)	(0.46)	(0.49)

Total distributions	(0.47)	(0.47)	(0.46)	(0.47)	(0.50)

Net asset value, end of period	$13.83	$13.86	$13.91	$14.11	$14.21

Total return (a)	3.24%	3.09%	1.90%	2.63%	3.45%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,722,790	$1,484,265	$1,274,466	$1,121,213	$1,006,023
Average net assets (000 omitted)	$1,608,192	$1,364,506	$1,190,723	$1,055,386	$954,250
Ratio of expenses to average net assets	0.61%	0.62% (e)	0.63%	0.63%	0.65%
Ratio of net investment income to average net assets	3.42%	3.40% (e)	3.30%	3.31%	3.53%
Portfolio turnover rate	24%	21%	32%	39%	29%

See Footnote Summary on page 49.

See Notes to Financial Statements.

2007 Annual Report	47

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	SHORT DURATION PLUS PORTFOLIO SHORT DURATION PLUS CLASS

	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06		YEAR ENDED 9/30/05	YEAR ENDED 9/30/04	YEAR ENDED 9/30/03
Net asset value, beginning of period	$12.31	$12.39		$12.67	$12.84	$12.78

Income from investment operations:
Investment income, net†	0.55	0.49		0.37	0.30	0.37
Net realized and unrealized gain (loss) on investment transactions	(0.05)	(0.05)		(0.24)	(0.12)	0.06

Total from investment operations	0.50	0.44		0.13	0.18	0.43

Less distributions:
Dividends from taxable net investment income	(0.57)	(0.52)		(0.40)	(0.33)	(0.37)
Distributions from net realized gain on investment transactions	0	0		(0.01)	(0.02)	0

Total distributions	(0.57)	(0.52)		(0.41)	(0.35)	(0.37)

Net asset value, end of period	$12.24	$12.31		$12.39	$12.67	$12.84

Total return (a)	4.15%	3.65%		1.10%	1.37%	3.42%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$339,266	$375,908		$398,787	$421,881	$413,100
Average net assets (000 omitted)	$355,957	$383,702		$410,072	$411,043	$408,848
Ratio of expenses to average net assets	0.65%	0.66%	(e)	0.68%	0.70%	0.67%
Ratio of expenses to average net assets excluding interest expense	0.65%	0.66%	(e)	0.68%	0.68%	0.66%
Ratio of net investment income to average net assets	4.52%	4.00%	(e)	2.97%	2.39%	2.89%
Portfolio turnover rate	127%	157%		220%	359%	286%

See Footnote Summary on page 49.

See Notes to Financial Statements.

48	Sanford C. Bernstein Fund, Inc.

*	Annualized.
†	Based on average shares outstanding.
(a)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(b)	This reflects the return to a shareholder who purchased shares of the Portfolio at the beginning of the period and redeemed them at the end of the period, paying, in each case, the applicable portfolio transaction fee. Effective May 2, 2005 the portfolio transaction fee payable when shares of the Portfolio are purchased or sold was reduced from 2.00% to 1.00% Total return to a shareholder for the years ending September 30, 2007, September 30, 2006, September 30, 2005, September 30, 2004, and September 30, 2003, without taking into account these transaction fees would have been 53.46%, 16.21%, 53.35%, 40.22%, and 53.28%, respectively.
(c)	Amount is less than .005.
(d)	As of October 1, 2003, the Portfolios have adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however prior to October 1, 2003, these interim payments were reflected within interest income in the Statement of Operations. For the year ended September 30, 2004, the effect of this change was to increase net investment income and decrease net realized and unrealized gain (loss) on investment transaction per share by less than $0.01 for Short Duration Diversified, Short Duration California, Short Duration New York, Diversified Municipal, California Municipal and New York Municipal Class. The effect on the ratio of the net investments income per share was as follows:

YEAR ENDED 9/30/04
Short Duration Diversified	0.03%
Short Duration California	0.00%
Short Duration New York	0.01%
Diversified Municipal Class	0.01%
California Municipal Class	0.00%
New York Municipal Class	0.01%

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

See Notes to Financial Statements.

2007 Annual Report	49

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund, Inc. (the “Fund”) is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. The Fund currently comprises 12 portfolios (“SCB Portfolios”), each with its own investment objectives. There are three international equity portfolios, Tax-Managed International, International and Emerging Markets, and nine fixed-income portfolios, Intermediate Duration, Short Duration Plus, U.S. Government Short Duration, Short Duration Diversified Municipal, Short Duration California Municipal, Short Duration New York Municipal, Diversified Municipal, California Municipal and New York Municipal.

Effective February 1, 2002, each of the Diversified Municipal Portfolio, California Municipal Portfolio and New York Municipal Portfolio (collectively, Bernstein “Intermediate Municipal Portfolios”) commenced offering of AllianceBernstein Intermediate Municipal Class A, Class B and Class C Shares (collectively, “Intermediate Municipal Retail Classes”) in addition to the existing share class of the Intermediate Municipal Portfolios (each, a “Municipal Class”). Effective May 21, 2003, the Short Duration Plus Portfolio commenced offering of AllianceBernstein Short Duration Class A, Class B and Class C Shares (collectively, “Short Duration Retail Classes”) in addition to the existing Short Duration Plus Class shares. Effective January 30, 2004, the Tax-Managed International and International Portfolios commenced distribution of AllianceBernstein Tax-Managed International and AllianceBernstein International Class A, Class B and Class C Shares (collectively, “International Retail Classes”) in addition to the existing Tax-Managed International and International Class Shares, respectively. Collectively, the Intermediate Retail Classes, Short Duration Retail Classes and International Retail Classes are the “Retail Classes.” The financial highlights of the Retail Classes are presented in separate financial reports. Each class of shares has identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter markets, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein, L.P., (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information

50	Sanford C. Bernstein Fund, Inc.

obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B.	Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 12:00 p.m., Eastern time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of equity securities sold during the year. The Fund does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

The Tax-Managed International Portfolio, International Portfolio, Emerging Markets Portfolio and Intermediate Duration Portfolio may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

C.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

D.	Futures Contracts

Upon entering into a futures contract, a Portfolio is required to deposit cash or to pledge securities and maintain as collateral an initial margin with the broker equal to a certain percentage of the purchase price indicated in the futures contracts. Subsequent payments, which are dependent on the daily fluctuations in the market value of the underlying index or security, are made or received by the Portfolio each day (daily variation margin) or at other intervals as is required. The aggregate of these payments or receipts through the expiration of the futures contract is recorded for book purposes as unrealized gains or losses by the Portfolio. If the Portfolio enters into a closing transaction, it will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract at the time it was opened or purchased and its value at the time it was closed.

E.	Written Options

When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as an asset and a corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the option. When a call option is exercised, a Portfolio realizes a gain or loss on the underlying security, with the proceeds from the

2007 Annual Report	51

Notes to Financial Statements (continued)

security sale increased by the amount of the option premium received. When a put option is exercised, the cost basis of the security purchased by a Portfolio is reduced by the option premium received. For the year ended September 30, 2007, the Portfolios had no transactions in written options.

F.	Taxes

Each of the Portfolios is treated as separate entities for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

G.	Repurchase Agreements

Each Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

H.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value. Each Portfolio segregates cash and marketable securities at least equal in value to its purchase commitment for when-issued or delayed-delivery securities, and segregates portfolio securities on a delayed-delivery basis.

I.	Distribution of Income and Gains

Net investment income of each Portfolio except the Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Dividends from net investment income, if any, of the Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio will be paid to shareholders at least once a year.

Distributions of net realized gains, less any available loss carryforwards, if any, for all Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying financial statements. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

52	Sanford C. Bernstein Fund, Inc.

Permanent differences have no effect on net assets. The effect of such permanent differences on each Portfolio, due to sale of passive foreign investment companies, reclassifications of distributions, foreign currency gain (loss), paydown gain (loss), swap income (loss) and capital gain withholding tax is reflected as an adjustment to the components of capital as of September 30, 2007, as shown below:

	INCREASE (DECREASE) TO ADDITIONAL PAID-IN CAPITAL	INCREASE (DECREASE) TO UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	INCREASE (DECREASE) TO ACCUMULATED NET REALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Tax-Managed International	$(14,872)	$8,225,064	$(8,210,192)
International	(181,274)	14,284,534	(14,103,260)
Emerging Markets	(216,481)	(2,747,312)	2,963,793
Intermediate Duration	—	12,385,018	(12,385,018)
U.S. Government Short Duration	—	32,322	(32,322)
Short Duration Diversified Municipal	—	(30,311)	30,311
Short Duration California Municipal	—	(8,712)	8,712
Short Duration New York Municipal	—	(15,491)	15,491
Diversified Municipal	—	(442,982)	442,982
California Municipal	—	(160,831)	160,831
New York Municipal	—	(189,615)	189,615
Short Duration Plus	—	472,551	(472,551)

J.	Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

K.	Portfolio Transaction Fee

The Emerging Markets Portfolio imposes a 1.00% fee on purchases and redemptions. This fee is retained by the Portfolio and is included in the financial statements as a component of additional paid-in capital.

L.	Securities Lending

Each of the Portfolios may enter into securities lending transactions. By lending its portfolio securities, a Portfolio attempts to increase its income through the interest earned on the loan. It is the policy of each Portfolio to receive collateral consisting of cash or U.S. Government securities in an amount at least equal to the value of the securities loaned. The securities lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Under the terms of the securities lending agreement, security voting rights pass to the borrower, although the Portfolio can at will terminate a loan and regain the right to vote. Collateral received and securities loaned are marked to market daily to ensure that collateral levels are maintained. Cash collateral received is invested by the securities lending agent in liquid short-term investments such as repurchase agreements and overnight time deposits pursuant to investment guidelines set forth by the Funds. Cash collateral received is recorded as an asset as well as a corresponding liability in the statements of assets and liabilities. At September 30, 2007, the International Portfolio had securities on loan with a value of $260,552,140 and had received collateral of $273,811,000 of which $273,811,000 was cash collateral and $0 was collateral in the form of U.S. Government securities. The International Portfolio earned $3,197,263 from securities lending transactions for the year ended September 30, 2007. The amount is reflected in the statements of operations as a component of interest income.

M.	Swap Agreements

Each of the Portfolios may enter into swaps to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based

2007 Annual Report	53

Notes to Financial Statements (continued)

upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolios consider the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

As of October 1, 2003, the Portfolios have adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. The Portfolios accrue for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statement of operations. Prior to October 1, 2003, these interim payments were reflected within interest income/expense in the statements of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

Each of the Portfolios may enter into credit default swaps. The Portfolios may purchase credit protection on the referenced obligation of the credit default swap (“Buy Contract”) or provide credit protection on the referenced obligation of the credit default swap (“Sale Contract”). A sale/(buy) in a credit default swap default provides upon the occurrence of a credit event, as defined in the swap agreement, for the Portfolio to buy/(sell) from/(to) the counterparty at the notional amount (the “Notional Amount”) and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract (“Maximum Payout Amount”). During the term of the swap agreement, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

Credit default swaps may involve greater risks than if the Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer and no credit event occurs, it will lose its investment. In addition, if the Portfolio is a seller and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Portfolio.

N.	Reverse Repurchase Agreements

Under a reverse repurchase agreement, a Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time a Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. At September 30, 2007, the Fund had not entered into any reverse repurchase agreements.

O.	Mortgage-Backed Dollar Rolls

The Intermediate Duration Portfolio, the U.S. Government Short Duration Portfolio and the Short Duration Plus Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and such Portfolio’s simultaneously contracting to repurchase similar securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. In consideration for entering into the commitment to repurchase the Portfolios are compensated by “fee income”, which is received when the Portfolios enter into the commitment. Such fee income is recorded as deferred income and accrued by each Portfolio over the roll period. Dollar rolls involve the risk that the market value of the securities the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolios.

54	Sanford C. Bernstein Fund, Inc.

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board of Directors.

Each of the Portfolios of Sanford C. Bernstein Fund, Inc. pays the Adviser an investment management fee, based on the annual rate, for such services as follows. See also Note 10 — Subsequent Events.

	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
FIRST $1 BILLION		NEXT $3 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
Tax-Managed International and International Portfolios	0.925%	0.850%	0.800%	0.750%	0.650%

		FIRST $1 BILLION	NEXT $1 BILLION	NEXT $1 BILLION	THEREAFTER
Emerging Markets Portfolio		1.175%	1.050%	1.000%	0.900%

		FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
New York Municipal, California Municipal, Diversified Municipal and Intermediate Duration Portfolios		0.500%	0.450%	0.400%	0.350%

				FIRST $750 MILLION	THEREAFTER
Short Duration California Municipal, Short Duration Diversified Municipal, Short Duration New York Municipal Portfolios				0.450%	0.400%

			FIRST $250 MILLION	NEXT $500 MILLION	THEREAFTER
U.S. Government Short Duration and Short Duration Plus Portfolios			0.500%	0.450%	0.400%

Prior to November 1, 2006 each of the Portfolios paid the Adviser an investment management fee, based on the annual rate, for such services as follows:

	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
	FIRST $1 BILLION	NEXT $3 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
Tax-Managed International and International Portfolios	0.925%	0.850%	0.800%	0.750%	0.650%

		FIRST $1 BILLION	NEXT $1 BILLION	NEXT $1 BILLION	THEREAFTER
Emerging Markets Portfolio		1.175%	1.050%	1.000%	0.900%

		FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
New York Municipal, California Municipal, Diversified Municipal and Intermediate Duration Portfolios		0.500%	0.450%	0.400%	0.350%

			FIRST $250 MILLION	NEXT $500 MILLION	THEREAFTER
Short Duration California Municipal, Short Duration Diversified Municipal, Short Duration New York Municipal, U.S. Government Short Duration and Short Duration Plus Portfolios			0.500%	0.450%	0.400%

2007 Annual Report	55

Notes to Financial Statements (continued)

During the year ended September 30, 2007, the Adviser reimbursed the Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio $445, $237,063 and $216,481, respectively, for trading losses incurred due to trade entry errors.

B.	Shareholder Servicing Fee; Transfer Agency Fee

Under the Shareholder Servicing Agreement between the Sanford C. Bernstein Fund, Inc. and the Adviser, the Adviser pays expenses it incurs in providing shareholder servicing to the Fund, the Portfolios and individual shareholders. The Shareholder Servicing Agreement does not apply to the Retail Classes. Such services include, but are not limited to, providing information to shareholders concerning their Sanford C. Bernstein Fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. Under the agreement, the fee paid by each Portfolio except the Tax-Managed International Portfolio, International Portfolio, and Emerging Markets Portfolio to the Adviser for services is .10 of 1% of the average daily net assets of each Portfolio during the month, and the fee paid by the Tax-Managed International Portfolio, International Portfolio, and Emerging Markets Portfolio for services is .25 of 1% of the average daily net assets of each Portfolio during the month.

Under a Transfer Agency Agreement between the Sanford C. Bernstein Fund, Inc., on behalf of the Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Retail Classes compensate ABIS a wholly owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub accounting services and/or networking services. For the year ended September 30, 2007, the compensation retained by ABIS amounted to: Tax Managed International, $3,219; International $33,671; Diversified Municipal Portfolio, $26,767; California Municipal Portfolio, $18,000; New York Municipal Portfolio, $18,493; and Short Duration Plus Portfolio, $34,190. During the period, ABIS voluntarily agreed to waive a portion of its fees for such services for the Tax-Managed International Portfolio. Such waiver amounted to $14,781, for the year ended September 30, 2007.

For the year ended September 30, 2007, the expenses for the Retail Classes of the Tax-Managed International Portfolio, International Portfolio, Diversified Municipal Portfolio, California Municipal Portfolio, New York Municipal Portfolio and Short Duration Plus Portfolio were reduced under an expense offset arrangement with ABIS by $269, $3,263, $1,970, $533, $1,463 and $3,832, respectively.

C.	Distribution Arrangements—the Funds Except the Retail Classes

Under the Distribution Agreement of the Fund, on behalf of each Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the 12 Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D.	Distribution Arrangements—the Retail Classes Only

The Retail Classes of the Tax-Managed International Portfolio and International Portfolio, the Intermediate Municipal Portfolios, and the Short Duration Plus Portfolio have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to AllianceBernstein Investments, Inc., (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .30 of 1% of the Class A Shares, 1% of the Class B and Class C Shares, and .50 of 1% of the Class R Shares of the respective average daily net assets attributable to the Retail Classes. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Sanford C. Bernstein Fund, Inc., that it has incurred expenses in excess of the distribution costs reimbursed by each of the Retail Classes as follows:

	TAX-MANAGED INTERNATIONAL	INTERNATIONAL	DIVERSIFIED MUNICIPAL	CALIFORNIA MUNICIPAL	NEW YORK MUNICIPAL	SHORT DURATION PLUS
Class B	$203,843	$227,104	$661,901	$537,227	$909,053	$197,873
Class C	932,697	1,032,530	1,519,401	824,402	1,103,123	663,961

56	Sanford C. Bernstein Fund, Inc.

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A Shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s Shares.

E.	Other Transactions with Affiliates

Class A Shares of the Retail Classes are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A Shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B Shares of the Intermediate Municipal Portfolios and the Short Duration Plus Portfolio are currently sold with a contingent deferred sales charge that declines from 3% to zero depending on the period of time the shares are held. Class B Shares of the Tax-Managed International Portfolio and the International Portfolio are currently sold with a contingent deferred sales charge that declines from 4% to zero depending on the period of time the shares are held. Class B Shares will automatically convert to Class A Shares six years after the end of the calendar month of purchase for the Intermediate Municipal Portfolios and the Short Duration Plus Portfolio, and eight years after the end of the calendar month of purchase for the Tax-Managed International Portfolio and the International Portfolio. Class C Shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R Shares are not currently being offered but would be sold without an initial or contingent deferred sales charge and would be offered to certain group retirement plans.

AllianceBernstein Investments, Inc., has advised Sanford C. Bernstein Fund, Inc., that it has retained front-end sales charges from sales of Class A Shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B, and Class C Shares for the year ended September 30, 2007, as follows:

PORTFOLIO	FRONT-END SALES CHARGES CLASS A	CONTINGENT DEFERRED SALES CHARGES
		CLASS A	CLASS B	CLASS C
Tax-Managed International	$1,978	$0	$1,832	$739
International	8,790	314	8,687	4,004
Diversified Municipal	2,390	1,069	8,806	2,022
California Municipal	117	0	2,330	208
New York Municipal	1,023	0	10,667	962
Short Duration Plus	1,269	13,110	9,988	2,638

For the year ended September 30, 2007, the Tax-Managed International, International and Emerging Markets Portfolios paid brokerage commissions to Sanford C. Bernstein & Co., LLC, in the amount of $0, $0 and $0, and the Tax-Managed International and the International Portfolios paid commissions to Sanford C. Bernstein & Co., Ltd., in the amounts of $158,225 and $4,908.

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the period from October 1, 2006, through September 30, 2007, the Portfolios had purchases and sales transactions, excluding repurchase transactions and transactions in short-term instruments, as follows:

	PURCHASES EXCLUDING U.S. GOVERNMENT SECURITIES	PURCHASES OF U.S. GOVERNMENT SECURITIES	SALES EXCLUDING U.S. GOVERNMENT SECURITIES	SALES OF U.S. GOVERNMENT SECURITIES
Tax-Managed International	$5,163,672,594	$0	$4,790,911,625	$0
International	2,503,064,500	0	2,286,823,202	0
Emerging Markets	1,594,096,256	0	1,625,376,025	0
Intermediate Duration	1,999,440,319	7,306,700,555	1,416,066,444	6,847,614,796

2007 Annual Report	57

Notes to Financial Statements (continued)

	PURCHASES EXCLUDING U.S. GOVERNMENT SECURITIES	PURCHASES OF U.S. GOVERNMENT SECURITIES	SALES EXCLUDING U.S. GOVERNMENT SECURITIES	SALES OF U.S. GOVERNMENT SECURITIES
U.S. Government Short Duration	$5,787,422	$75,279,317	$2,071,955	$79,498,419
Short Duration Diversified Municipal	191,479,882	0	125,068,646	0
Short Duration California Municipal	85,439,014	0	76,245,149	0
Short Duration New York Municipal	66,859,318	0	65,641,316	0
Diversified Municipal	1,772,943,414	0	733,025,253	0
California Municipal	508,412,495	0	361,498,656	0
New York Municipal	539,245,542	80,934,961	308,698,962	81,460,937
Short Duration Plus	148,616,582	393,950,640	148,132,194	376,619,329

B.	Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2007 and September 30, 2006, were as follows:

	2007	2006
Tax-Managed International
Distributions paid from:
Ordinary income	$143,559,477	$108,857,259
Net long-term capital gains	864,363,924	320,921,115

Total distributions paid	$1,007,923,401	$429,778,374

International
Distributions paid from:
Ordinary income	$67,882,580	$37,507,967
Net long-term capital gains	427,641,169	—

Total distributions paid	$495,523,749	$37,507,967

Emerging Markets
Distributions paid from:
Ordinary income	$60,553,205	$41,969,921
Net long-term capital gains	304,193,927	387,667,395

Total distributions paid	$364,747,132	$429,637,316

Intermediate Duration
Distributions paid from:
Ordinary income	214,388,415	$169,748,351
Net long-term capital gains	—	927,234

Total distributions paid	214,388,415	$170,675,585

U.S. Government Short Duration
Distributions paid from:
Ordinary income	$3,406,785	$2,873,636

Total distributions paid	$3,406,785	$2,873,636

58	Sanford C. Bernstein Fund, Inc.

	2007	2006
Short Duration Diversified Municipal
Distributions paid from:
Ordinary income	$38,011	$149,405

Total taxable distributions paid	38,011	149,405
Tax exempt distributions	6,514,566	6,024,340

Total distributions paid	$6,552,577	$6,173,745

Short Duration California Municipal
Distributions paid from:
Ordinary income	$21,658	$20,519

Total taxable distributions paid	21,658	20,519
Tax exempt distributions	2,185,148	1,595,160

Total distributions paid	$2,206,806	$1,615,679

Short Duration New York Municipal
Distributions paid from:
Ordinary income	$4,131	$65,833

Total taxable distributions paid	4,131	65,833
Tax exempt distributions	3,234,129	2,842,601

Total distributions paid	$3,238,260	$2,908,434

Diversified Municipal
Distributions paid from:
Ordinary income	$687,927	$1,632,555

Total taxable distributions paid	687,927	1,632,555
Tax exempt distributions	140,196,093	111,739,314

Total distributions paid	$140,884,020	$113,371,869

California Municipal
Distributions paid from:
Ordinary income	$174,797	$424,328

Total taxable distributions paid	174,797	424,328
Tax exempt distributions	43,369,070	35,843,057

Total distributions paid	$43,543,867	$36,267,385

New York Municipal
Distributions paid from:
Ordinary income	$290,018	$617,126

Total taxable distributions paid	290,018	617,126
Tax exempt distributions	56,590,940	48,752,977

Total distributions paid	$56,880,958	$49,370,103

Short Duration Plus
Distributions paid from:
Ordinary income	$19,148,311	$19,010,130

Total distributions paid	$19,148,311	$19,010,130

2007 Annual Report	59

Notes to Financial Statements (continued)

As of September 30, 2007, the components of accumulated earnings/(deficits) on a tax basis were as follows:

	ORDINARY INCOME		LONG TERM CAPITAL GAIN	ACCUMULATED CAPITAL AND OTHER GAINS (LOSSES)(b)	UNREALIZED APPRECIATION/ (DEPRECIATION)(c)	TOTAL ACCUMULATED EARNINGS/ (DEFICIT)(d)
Tax-Managed International	$135,672,658		$953,494,425	$—	$2,412,744,614	$3,501,911,697
International	64,412,819		429,043,061	—	962,760,678	1,456,216,558
Emerging Markets	100,025,706		453,099,237	—	1,136,822,247	1,689,947,190
Intermediate Duration	15,411,892			(23,073,381)	(26,098,449)	(33,759,938)
U.S. Government Short Duration	141,955		—	(2,479,098)	315,129	(2,022,014)
Short Duration Diversified Municipal	182,344	(a)	—	(1,790,272)	83,186	(1,524,742)
Short Duration California Municipal	43,649	(a)	—	(453,424)	168,086	(241,689)
Short Duration New York Municipal	94,389	(a)	—	(1,210,039)	317,378	(798,272)
Diversified Municipal	4,303,456	(a)	—	(8,500,938)	39,447,932	35,250,450
California Municipal	1,139,237	(a)	—	(2,139,362)	15,038,052	14,037,927
New York Municipal	1,645,869	(a)	—	(344,785)	18,417,951	19,719,035
Short Duration Plus	74,380		—	(14,108,980)	(5,543,396)	(19,577,996)

(a)	Includes tax exempt income as shown below:

Short Duration Diversified Municipal	$182,344
Short Duration California Municipal	43,649
Short Duration New York Municipal	94,389
Diversified Municipal	4,303,456
California Municipal	1,139,237
New York Municipal	1,645,869

(b)	At September 30, 2007, the following Portfolios had capital loss carryforwards as shown below:

	CAPITAL LOSS CARRYFORWARD AMOUNT	EXPIRATION
Intermediate Duration	$8,567,961	9/30/14
Intermediate Duration	14,505,420	9/30/15
U.S. Government Short Duration	772,540	9/30/13
U.S. Government Short Duration	837,119	9/30/14
U.S. Government Short Duration	869,439	9/30/15
Short Duration Diversified Municipal	235,136	9/30/13
Short Duration Diversified Municipal	985,550	9/30/14
Short Duration Diversified Municipal	569,586	9/30/15
Short Duration California Municipal	53,282	9/30/13
Short Duration California Municipal	255,891	9/30/14
Short Duration California Municipal	144,251	9/30/15
Short Duration New York Municipal	467,595	9/30/09
Short Duration New York Municipal	69,293	9/30/11
Short Duration New York Municipal	601,536	9/30/14
Short Duration New York Municipal	71,615	9/30/15
Diversified Municipal	1,541,518	9/30/09
Diversified Municipal	4,051,615	9/30/13
Diversified Municipal	999,251	9/30/14

60	Sanford C. Bernstein Fund, Inc.

	CAPITAL LOSS CARRYFORWARD AMOUNT	EXPIRATION
Diversified Municipal	$1,908,554	9/30/15
California Municipal	2,120,075	9/30/13
California Municipal	19,287	9/30/15
New York Municipal	344,785	9/30/09
Short Duration Plus	3,594,854	9/30/13
Short Duration Plus	6,491,604	9/30/14
Short Duration Plus	4,022,522	9/30/15

(c)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales and straddles, swap income (loss) accrual, and mark to market on forward contracts and passive foreign investment companies (PFIC’s).

(d)	The difference between book-basis and tax-basis components of accumulated earnings (deficit) is attributable primarily to post-October loss deferrals.

At September 30, 2007, the following Portfolios had post-October capital and currency loss deferrals as shown below.

For tax purposes, these losses are deemed to arise on October 1, 2007:

	POST-OCTOBER CAPITAL LOSS DEFERRAL	POST-OCTOBER FOREIGN CURRENCY LOSS DEFERRAL
Tax Managed International	$—	$—
International	—	812,936
Emerging Markets	—	1,318,797
Intermediate Duration	—	—
U.S. Government Short Duration	130,348	—
Short Duration Diversified Municipal	268,463	—
Short Duration California Municipal	10,922	—
Short Duration New York Municipal	16,825	—
Diversified Municipal	545,879	—
California Municipal	1,275,441	—
New York Municipal	1,327,607	—
Short Duration Plus	50,869	—

During the year ended September 30, 2007, capital loss carryforwards were utilized by the Portfolios as shown below:

CAPITAL LOSS CARRYFORWARD UTILIZED
New York Municipal	$386,635

NOTE 4.	Risks Involved in Investing in the Portfolios

Emerging Markets and International Portfolios—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability. Economic, political and social instability could disrupt financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets. In addition, national policies may restrict investment opportunities.

In foreign markets there may be a lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. The securities markets in many emerging-market countries are substantially smaller, less

2007 Annual Report	61

Notes to Financial Statements (continued)

developed, less liquid and more volatile than the securities markets of developed countries. Furthermore, since the composition of each Portfolio will differ from that of market indexes, its performance generally will not mirror the returns provided by a specific market index.

Fixed Income Portfolios—Interest rate risk is the risk that changes in interest rates will affect the value of a Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of a Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Concentration of Credit Risk—The two California Municipal Portfolios and two New York Municipal Portfolios invest primarily in securities issued by the State of California and New York, respectively, and their various political subdivisions, and the performance of each of these Portfolios is closely tied to economic conditions within the applicable state and the financial condition of that state and its agencies and municipalities.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote.

NOTE 5.	Risks Involved in Futures and Foreign Currency Contracts

Portfolios may purchase or sell financial futures contracts for the purpose of hedging their portfolios against adverse effects of anticipated movements in the market. Financial futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index or the market value in U.S. dollars of a foreign currency. The contract amounts reflect the extent of each Portfolio’s involvement in these financial instruments. To the extent that the Fund enters into short futures, losses may be unlimited. A Portfolio’s participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Fund’s activities in futures contracts are conducted through regulated exchanges that do not result in counterparty credit risks.

The Short Duration Plus Portfolio, Intermediate Duration Portfolio, Tax-Managed International Portfolio, International Portfolio, and Emerging Markets Portfolio may enter into forward currency exchange contracts in order to hedge exposure to changes in foreign currency exchange rates on foreign portfolio holdings. Foreign currency contracts involve elements of market risk in excess of the amount reflected in the statements of assets and liabilities. A Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the foreign currency contract. In addition, a Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

NOTE 6.	Capital-Share Transactions

As of September 30, 2007, the Sanford C. Bernstein Fund, Inc., has authorized 8.4 billion shares of common stock, par value $0.001 per share, of which 8.1 billion are divided into 12 Portfolios. It has allocated 1.2 billion to the Tax-Managed International Portfolio of which 600 million is allocated to the Tax-Managed International Class Shares and 200 million to each of the three retail classes of shares; 600 million to the Intermediate Duration Portfolio; 1.4 billion to the International Portfolio of which 600 million is allocated to the International Class Shares, 200 million to each of the three retail classes of shares and 200 million to the retirement class of shares (which is not currently being offered); 1.6 billion to the Diversified Municipal Portfolio, divided evenly into four classes; 200 million each to the Emerging Markets Portfolio and the U.S. Government Short Duration Portfolio; 800 million each to the California Municipal Portfolio and New York Municipal Portfolio, divided evenly into four classes; 1 billion to the Short Duration Plus Portfolio, 200 million each to the four classes and 200 million to the retirement class of shares (which is not currently being offered); and 100 million each to the Short Duration Diversified Municipal Portfolio, Short Duration California Municipal Portfolio, and Short Duration New York Municipal Portfolio. Share transactions for each Portfolio for the years ended September 30, 2007 and September 30, 2006, were as follows:

62	Sanford C. Bernstein Fund, Inc.

	TAX-MANAGED INTERNATIONAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06
Tax-Managed International Class Share
Shares sold	50,053,228	49,971,427	$1,375,691,909	$1,285,372,280
Shares issued to shareholders on reinvestment of dividends and distributions	32,867,600	15,633,533	854,229,426	368,482,333
Shares redeemed	(38,916,688)	(35,320,166)	(1,078,509,208)	(918,141,127)

Net increase	44,004,140	30,284,794	1,151,412,127	735,713,486
Beginning of period	276,211,474	245,926,680	4,841,022,181	4,105,308,695

End of period	320,215,614	276,211,474	$5,992,434,308	$4,841,022,181

Tax-Managed International Class A Shares
Shares sold	149,877	67,729	$4,168,641	$1,746,850
Shares issued to shareholders on reinvestment of dividends and distributions	17,282	8,763	446,560	205,596
Shares converted from Class B	1,581	0	44,840	0
Shares redeemed	(43,654)	(61,640)	(1,186,181)	(1,659,478)

Net increase	125,086	14,852	3,473,860	292,968
Beginning of period	123,614	108,762	2,680,437	2,387,469

End of period	248,700	123,614	$6,154,297	$2,680,437

Tax-Managed International Class B Shares
Shares sold	8,600	16,855	$233,299	$427,849
Shares issued to shareholders on reinvestment of dividends and distributions	2,079	299	53,078	6,962
Shares converted to Class A	(1,606)	0	(44,840)	0
Shares redeemed	(8,141)	(3,067)	(216,413)	(81,012)

Net increase	932	14,087	25,124	353,799
Beginning of period	21,440	7,353	510,049	156,250

End of period	22,372	21,440	$535,173	$510,049

Tax-Managed International Class C Shares
Shares sold	80,287	69,143	$2,188,914	$1,786,807
Shares issued to shareholders on reinvestment of dividends and distributions	13,087	1,365	333,834	31,824
Shares redeemed	(21,040)	(5,494)	(580,703)	(145,077)

Net increase	72,334	65,014	1,942,045	1,673,554
Beginning of period	92,833	27,819	2,275,049	601,495

End of period	165,167	92,833	$4,217,094	$2,275,049

2007 Annual Report	63

Notes to Financial Statements (continued)

	INTERNATIONAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06
International Class Share
Shares sold	23,779,209	24,380,757	$650,524,360	$617,345,445
Shares issued to shareholders on reinvestment of dividends and distributions	18,910,840	1,540,773	485,062,963	36,285,157
Shares redeemed	(20,862,748)	(20,563,122)	(573,189,338)	(521,604,982)

Net increase	21,827,301	5,358,408	562,397,985	132,025,620
Beginning of period	125,067,157	119,708,749	2,316,081,191	2,184,055,571

End of period	146,894,458	125,067,157	$2,878,479,176	$2,316,081,191

International Class A Shares
Shares sold	637,589	711,925	$17,359,414	$18,171,222
Shares issued to shareholders on reinvestment of dividends and distributions	180,038	7,075	4,592,765	166,052
Shares converted from Class B	32,631	4,681	890,529	122,065
Shares redeemed	(426,027)	(665,521)	(11,565,679)	(16,666,555)

Net increase	424,231	58,160	11,277,029	1,792,784
Beginning of period	1,281,336	1,223,176	26,936,404	25,143,620

End of period	1,705,567	1,281,336	$38,213,433	$26,936,404

International Class B Shares
Shares sold	72,041	93,074	$1,940,158	$2,348,361
Shares issued to shareholders on reinvestment of dividends and distributions	25,688	441	650,164	10,303
Shares converted to Class A	(33,001)	(4,714)	(890,529)	(122,065)
Shares redeemed	(36,430)	(31,328)	(972,085)	(788,824)

Net increase	28,298	57,473	727,708	1,447,775
Beginning of period	174,335	116,862	3,743,612	2,295,837

End of period	202,633	174,335	$4,471,320	$3,743,612

International Class C Shares
Shares sold	452,741	364,754	$12,181,199	$9,264,176
Shares issued to shareholders on reinvestment of dividends and distributions	91,958	628	2,328,355	14,685
Shares redeemed	(122,248)	(240,147)	(3,282,039)	(5,811,426)

Net increase	422,451	125,235	11,227,515	3,467,435
Beginning of period	597,574	472,339	12,546,839	9,079,404

End of period	1,020,025	597,574	$23,774,354	$12,546,839

64	Sanford C. Bernstein Fund, Inc.

	EMERGING MARKETS PORTFOLIO		INTERMEDIATE DURATION PORTFOLIO

	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06
Shares sold	10,777,514	11,206,913	103,540,475	87,874,376
Shares issued to shareholders on reinvestment of dividends and distributions	8,825,494	10,834,504	2,411,589	2,182,087
Shares redeemed	(11,123,908)	(10,217,481)	(35,581,404)	(29,632,205)

Net increase in shares outstanding	8,479,100	11,823,936	70,370,660	60,424,258
Shares outstanding at beginning of period	55,329,799	43,505,863	315,691,200	255,266,942

Shares outstanding at end of period	63,808,899	55,329,799	386,061,860	315,691,200

	U.S. GOVERNMENT SHORT DURATION PORTFOLIO		SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06
Shares sold	2,250,643	1,907,336	14,616,196	11,219,846
Shares issued to shareholders on reinvestment of dividends	160,208	129,094	227,134	199,532
Shares redeemed	(2,889,989)	(1,986,562)	(11,502,749)	(15,301,057)

Net increase (decrease) in shares outstanding	(479,138)	49,868	3,340,581	(3,881,679)
Shares outstanding at beginning of period	6,989,243	6,939,375	16,774,019	20,655,698

Shares outstanding at end of period	6,510,105	6,989,243	20,114,600	16,774,019

	SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO		SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/07	YEAR ENDED 9/30/2006	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06
Shares sold	8,264,374	5,375,505	5,740,871	3,685,389
Shares issued to shareholders on reinvestment of dividends	99,335	73,027	124,144	106,550
Shares redeemed	(8,008,079)	(4,362,769)	(5,223,664)	(5,428,268)

Net increase (decrease) in shares outstanding	355,630	1,085,763	641,351	(1,636,329)
Shares outstanding at beginning of period	6,058,917	4,973,154	8,298,024	9,934,353

Shares outstanding at end of period	6,414,547	6,058,917	8,939,375	8,298,024

2007 Annual Report	65

Notes to Financial Statements (continued)

	DIVERSIFIED MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06
Municipal Class Shares
Shares sold	110,685,733	86,759,265	$1,543,697,450	$1,209,406,198
Shares issued to shareholders on reinvestment of dividends	1,358,008	1,144,660	18,932,500	15,958,862
Shares redeemed	(42,968,992)	(36,249,536)	(599,252,089)	(505,131,799)

Net increase	69,074,749	51,654,389	963,377,861	720,233,261
Beginning of period	263,297,052	211,642,663	3,656,721,017	2,936,487,756

End of period	332,371,801	263,297,052	$4,620,098,878	$3,656,721,017

Intermediate Municipal Class A Shares
Shares sold	300,653	891,166	$4,203,832	$12,444,442
Shares issued to shareholders on reinvestment of dividends	63,437	96,092	851,094	1,340,547
Shares converted from Class B	156,427	92,457	2,181,209	1,289,476
Shares redeemed	(2,917,683)	(2,438,648)	(40,800,036)	(34,003,457)

Net decrease	(2,397,166)	(1,358,933)	(33,563,901)	(18,928,992)
Beginning of period	4,566,157	5,925,090	65,286,680	84,215,672

End of period	2,168,991	4,566,157	$31,722,779	$65,286,680

Intermediate Municipal Class B Shares
Shares sold	7,855	39,115	$109,510	$546,213
Shares issued to shareholders on reinvestment of dividends	34,548	58,016	435,169	809,591
Shares converted to Class A	(156,418)	(92,452)	(2,181,209)	(1,289,476)
Shares redeemed	(928,685)	(1,962,114)	(12,934,566)	(27,364,915)

Net decrease	(1,042,700)	(1,957,435)	(14,571,096)	(27,298,587)
Beginning of period	2,738,302	4,695,737	39,207,255	66,505,842

End of period	1,695,602	2,738,302	$24,636,159	$39,207,255

Intermediate Municipal Class C Shares
Shares sold	64,210	190,235	$895,190	$2,655,151
Shares issued to shareholders on reinvestment of dividends	41,190	46,189	550,497	644,477
Shares redeemed	(867,371)	(1,680,409)	(12,094,313)	(23,445,151)

Net decrease	(761,971)	(1,443,985)	(10,648,626)	(20,145,523)
Beginning of period	3,322,512	4,766,497	47,647,200	67,792,723

End of period	2,560,541	3,322,512	$36,998,574	$47,647,200

66	Sanford C. Bernstein Fund, Inc.

	CALIFORNIA MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06
Municipal Class Shares
Shares sold	29,405,915	27,608,163	$415,427,876	$389,341,155
Shares issued to shareholders on reinvestment of dividends	437,950	405,309	6,186,908	5,718,484
Shares redeemed	(16,596,295)	(13,005,344)	(234,375,616)	(183,392,942)

Net increase	13,247,570	15,008,128	187,239,168	211,666,697
Beginning of period	84,093,365	69,085,237	1,179,897,531	968,230,834

End of period	97,340,935	84,093,365	$1,367,136,699	$1,179,897,531

Intermediate Municipal Class A Shares
Shares sold	100,235	499,159	$1,417,511	$7,050,855
Shares issued to shareholders on reinvestment of dividends	25,390	47,240	339,207	666,552
Shares converted from Class B	34,998	37,047	494,250	520,839
Shares redeemed	(614,416)	(1,336,437)	(8,662,303)	(18,849,964)

Net decrease	(453,793)	(752,991)	(6,411,335)	(10,611,718)
Beginning of period	1,875,971	2,628,962	27,244,885	37,856,603

End of period	1,422,178	1,875,971	$20,833,550	$27,244,885

Intermediate Municipal Class B Shares
Shares sold	19,301	23,843	$271,332	$338,310
Shares issued to shareholders on reinvestment of dividends	14,318	25,705	190,785	362,830
Shares converted to Class A	(34,997)	(37,056)	(494,250)	(520,839)
Shares redeemed	(399,696)	(717,533)	(5,637,880)	(10,106,684)

Net decrease	(401,074)	(705,041)	(5,670,013)	(9,926,383)
Beginning of period	1,126,984	1,832,025	16,408,254	26,334,637

End of period	725,910	1,126,984	$10,738,241	$16,408,254

Intermediate Municipal Class C Shares
Shares sold	32,126	74,982	$450,852	$1,054,606
Shares issued to shareholders on reinvestment of dividends	18,254	27,027	250,157	381,389
Shares redeemed	(403,649)	(537,279)	(5,707,077)	(7,587,091)

Net decrease	(353,269)	(435,270)	(5,006,068)	(6,151,096)
Beginning of period	1,566,614	2,001,884	22,682,689	28,833,785

End of period	1,213,345	1,566,614	$17,676,621	$22,682,689

2007 Annual Report	67

Notes to Financial Statements (continued)

	NEW YORK MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06
Municipal Class Shares
Shares sold	34,662,099	29,853,065	$477,539,493	$411,198,661
Shares issued to shareholders on reinvestment of dividends	781,263	727,358	10,762,216	10,020,490
Shares redeemed	(18,018,267)	(15,120,343)	(248,289,710)	(208,280,330)

Net increase	17,425,095	15,460,080	240,011,999	212,938,821
Beginning of period	107,109,366	91,649,286	1,463,257,110	1,250,318,289

End of period	124,534,461	107,109,366	$1,703,269,109	$1,463,257,110

Intermediate Municipal Class A Shares
Shares sold	249,858	367,130	$3,428,114	$5,046,885
Shares issued to shareholders on reinvestment of dividends	51,904	75,200	700,945	1,035,653
Shares converted from Class B	28,511	22,432	391,485	308,433
Shares redeemed	(870,196)	(1,196,449)	(11,969,175)	(16,418,669)

Net decrease	(539,923)	(731,687)	(7,448,631)	(10,027,698)
Beginning of period	2,486,215	3,217,902	35,168,927	45,196,625

End of period	1,946,292	2,486,215	$27,720,296	$35,168,927

Intermediate Municipal Class B Shares
Shares sold	20,468	74,191	$281,292	$1,023,687
Shares issued to shareholders on reinvestment of dividends	35,652	55,193	486,592	760,080
Shares converted to Class A	(28,517)	(22,442)	(391,485)	(308,433)
Shares redeemed	(780,640)	(1,325,915)	(10,745,360)	(18,236,884)

Net decrease	(753,037)	(1,218,973)	(10,368,961)	(16,761,550)
Beginning of period	2,296,789	3,515,762	32,683,236	49,444,786

End of period	1,543,752	2,296,789	$22,314,275	$32,683,236

Intermediate Municipal Class C Shares
Shares sold	41,028	80,125	$565,836	$1,102,950
Shares issued to shareholders on reinvestment of dividends	25,502	24,254	348,053	334,143
Shares redeemed	(438,418)	(1,086,756)	(6,050,409)	(14,950,929)

Net decrease	(371,888)	(982,377)	(5,136,520)	(13,513,836)
Beginning of period	1,622,890	2,605,267	23,427,917	36,941,753

End of period	1,251,002	1,622,890	$18,291,397	$23,427,917

68	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION PLUS PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06
Short Duration Plus Class
Shares sold	9,632,290	10,187,262	$118,513,609	$125,063,018
Shares issued to shareholders on reinvestment of dividends	495,875	482,774	6,095,997	5,929,774
Shares redeemed	(12,956,393)	(12,311,860)	(159,402,421)	(151,236,495)

Net decrease	(2,828,228)	(1,641,824)	(34,792,815)	(20,243,703)
Beginning of period	30,546,607	32,188,431	388,323,333	408,567,036

End of period	27,718,379	30,546,607	$353,530,518	$388,323,333

Short Duration Class A Shares
Shares sold	2,395,427	1,484,705	$29,459,696	$18,226,135
Shares issued to shareholders on reinvestment of dividends	111,647	104,592	1,355,765	1,284,698
Shares converted from Class B	93,308	88,835	1,148,471	1,091,514
Shares redeemed	(2,351,422)	(2,061,744)	(28,889,134)	(25,325,803)

Net increase (decrease)	248,960	(383,612)	3,074,798	(4,723,456)
Beginning of period	3,054,650	3,438,262	40,290,124	45,013,580

End of period	3,303,610	3,054,650	$43,364,922	$40,290,124

Short Duration Class B Shares
Shares sold	162,451	236,120	$1,997,861	$2,898,894
Shares issued to shareholders on reinvestment of dividends	31,879	44,488	383,704	546,554
Shares converted to Class A	(93,322)	(88,845)	(1,148,471)	(1,091,514)
Shares redeemed	(592,633)	(1,075,779)	(7,281,768)	(13,218,741)

Net decrease	(491,625)	(884,016)	(6,048,674)	(10,864,807)
Beginning of period	1,373,273	2,257,289	18,368,118	29,232,925

End of period	881,648	1,373,273	$12,319,444	$18,368,118

Short Duration Class C Shares
Shares sold	265,561	396,611	$3,262,130	$4,859,888
Shares issued to shareholders on reinvestment of dividends	40,096	34,312	485,800	421,296
Shares redeemed	(636,641)	(838,343)	(7,812,465)	(10,297,968)

Net decrease	(330,984)	(407,420)	(4,064,535)	(5,016,784)
Beginning of period	1,538,374	1,945,794	20,268,180	25,284,964

End of period	1,207,390	1,538,374	$16,203,645	$20,268,180

2007 Annual Report	69

Notes to Financial Statements (continued)

NOTE 7.	Line of Credit

The Emerging Markets Portfolio maintains a $35,000,000 line of credit intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the line of credit are paid by the Portfolio and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the line of credit during the year ended September 30, 2007.

NOTE 8.	Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the “Mutual Fund MDL”). On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding (“MOU”) containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE 9.	Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by

70	Sanford C. Bernstein Fund, Inc.

registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

NOTE 10.	Subsequent Events

On October 25, 2007, the Board of Directors of the Fund approved an amended Investment Management Agreement for an additional annual term, which revised the fees payable by the Fund to the Adviser, on behalf of the Portfolios as set forth below:

	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
PORTFOLIO	FIRST $1 BILLION	NEXT $3 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
Tax-Managed International	0.925%	0.85%	0.80%	0.75%	0.65%	0.60%

		FIRST $1 BILLION	NEXT $1 BILLION	NEXT $1 BILLION	NEXT $3 BILLION	THEREAFTER
Emerging Markets		1.175%	1.05%	1.00%	0.90%	0.85%

		FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
Intermediate Duration		0.50%	0.45%	0.40%	0.35%	0.30%

					$750 MILLION	THEREAFTER
U.S. Government Short Duration; Short Duration Plus					0.45%	0.40%

2007 Annual Report	71

Tax Information (Unaudited)

In order to meet certain requirements of the Internal Revenue Code we are advising you that the following long-term capital gains distributed during the fiscal year ended September 30, 2007, are subject to the maximum tax rate of 15%:

LONG-TERM CAPITAL GAIN DISTRIBUTION
Tax-Managed International	$864,363,924
Emerging Markets	304,193,927
International	427,641,169

For the fiscal year ended September 30, 2007, certain dividends paid by the Portfolios may be subject to a maximum tax rate of 15%, as provided for by the JGTRR Act of 2003. We designate the following percentages or the maximum amount allowable of the total ordinary income distributed by the Portfolios, as qualified dividend income:

PERCENTAGE OF TAXABLE ORDINARY DIVIDENDS PAID
Tax-Managed International	100.0%
International	67.53%
Emerging Markets	57.97%

In addition, the Funds intend to make an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Funds to their shareholders. For the fiscal year ended September 30, 2007, the total amounts of foreign taxes that may be passed through to the shareholders and the foreign sources of income for information reporting purposes, were as follows:

	FOREIGN TAXES TO BE PASSED THROUGH	FOREIGN SOURCES OF INCOME
Tax-Managed International	$21,930,343	$256,974,086
International	3,123,966	66,473,220
Emerging Markets	8,419,598	75,250,825

In accordance with Federal tax law, the following table represents each Portfolio’s designation of “exempt-interest dividends” as a percentage of total dividends paid during the fiscal year ended September 30, 2007:

EXEMPT-INTEREST DIVIDENDS AS A PERCENTAGE OF TOTAL DIVIDENDS
Short Duration Diversified Municipal	99.42%	Diversified Municipal	99.51%
Short Duration California Municipal	99.02%	California Municipal	99.60%
Short Duration New York Municipal	99.87%	New York Municipal	99.74%

In accordance with Federal Tax Law, the following table represents each Portfolio’s designation of “qualified interest income” as a percentage of total dividends paid for fiscal year ended September 30, 2007:

QUALIFIED INTEREST INCOME AS A PERCENTAGE OF TOTAL DIVIDENDS
Intermediate Duration	82.90%	Short Duration New York	99.74%
U.S. Government Short Duration	99.87%	Diversified Municipal	99.78%
Short Duration Plus	99.48%	California Municipal	99.76%
Short Duration Diversified	99.75%	New York Municipal	99.77%
Short Duration California	99.71%

In accordance with Federal Tax Law, the following represents each Portfolio’s designation of qualified Short-Term Capital Gain dividends applicable only to foreign shareholders for the fiscal year ended September 30, 2007:

Tax-Managed International	$9,386,258	Emerging Markets	$40,921,616

As required by Federal tax law rules, shareholders will receive notification of their portion of each Portfolio’s taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2007 calendar year on Form 1099-DIV, which will be mailed by January 31, 2008.

72	Sanford C. Bernstein Fund, Inc.

Sanford C. Bernstein Fund, Inc.

BOARD OF DIRECTORS

Rosalie J. Wolf*

Chairman

Marilyn G. Fedak

President

Irwin Engelman*^

Director

Bart Friedman*†

Director

William Kristol*†

Director

Donald K. Peterson*†

Director

Thomas B. Stiles II*†

Director

OFFICERS

Philip L. Kirstein

Senior Vice President and Independent Compliance Officer

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Emilie D. Wrapp

Secretary

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

300 Madison Avenue New York, New York 10017

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue New York, New York 10019

CUSTODIAN AND TRANSFER AGENT**

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

INVESTMENT ADVISER

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

*Member of the Audit Committee and the Independent Directors Committee.

^Member of the Fair Value Pricing Committee.

†Member of the Governance, Nominating and Compensation Committee.

**AllianceBernstein Investor Services, Inc. serves as Transfer Agent for the Fund’s retail classes.

2007 Annual Report	73

Sanford C. Bernstein Fund, Inc. (continued)

DIRECTORS’ INFORMATION
Name, Address, Age (Year of Election*)	Principal Occupation During Past 5 Years	Portfolios in Complex Overseen By Director	Other Directorships Held by Director
INTERESTED DIRECTOR
Marilyn G. Fedak,† 1345 Avenue of the Americas, New York, NY 10105 60 (2006)	Executive Vice President of the Adviser, with which she has been associated since prior to 2002. She is the Head of Bernstein Global Value Equities and Co-Chief Investment Officer of U.S. Large Cap Value Equities.	12	None
DISINTERESTED DIRECTORS+
Rosalie J. Wolf,‡ 66 (2000) Chairman of the Board	Managing Partner, Botanica Capital Partners LLC, and a member of the Investment Committee of the Board at the David and Lucile Packard Foundation. Formerly, she was a Managing Director at Offit Hall Capital Management LLC from January 2001 through 2003. From 1994-2000 she was Treasurer and Chief Investment Officer of The Rockefeller Foundation. Earlier she held financial executive positions with International Paper Company, Bankers Trust, and Mobil Oil Corporation.	12	TIAA-CREF; North European Oil Royalty Trust

Irwin Engelman,‡^ 73 (2000)	Business Consultant. Formerly, he was Executive Vice President and Chief Financial Officer of YouthStream Media Networks; Vice Chairman and Chief Administrative Officer of Revlon, Inc. and Executive Vice President and Chief Financial Officer of MacAndrews & Forbes Holdings, Inc. since prior to 2002.	12	WellGen Inc.; eMagin Corporation; New Plan Excel Realty Trust

Bart Friedman,‡** 62 (2005)	Senior Partner at Cahill Gordon & Reindel LLP (law firm) since prior to 2002.	12	The Brookings Institution; Lincoln Center for the Performing Arts; The Mountain School of Milton Academy; Allied World Assurance Holdings

74	Sanford C. Bernstein Fund, Inc.

DIRECTORS’ INFORMATION (continued)
Name, Address, Age (Year of Election*)	Principal Occupation During Past 5 Years	Portfolios in Complex Overseen By Director	Other Directorships Held by Director
William Kristol,‡** 54 (1994)	Editor, The Weekly Standard since prior to 2002.	12	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Shalem Foundation

Donald K. Peterson,‡** 58 (2007)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. (January 2002- September 2006); President and Chief Executive Officer, Avaya Inc. (October 2000-December 2001); Chief Financial Officer, Lucent Technologies (1996-February 2000); President, Enterprise Systems Group (February 2000-September 2000); Chief Financial Officer, AT&T, Communications Services Group (1995-1996); President, Nortel Communications Systems, Inc. (1994-1995). Prior thereto he was at Nortel from (1976-1995).	12	Amos Tuck School of Business Administration; Teachers Insurance & Annuity Association of America; Committee for Economic Development

Thomas B. Stiles II,‡** 67 (2003)	President—Cedar Lawn Corporation (cemetery). Formerly, Managing Director, Senior Portfolio Manager and Director of Investment Strategy of Smith Barney Asset Management from 1997 until his retirement in 1999. Prior thereto, Chairman and Chief Executive Officer of Greenwich Street Advisors from 1988-1997 and Executive Vice President and Director of E.F. Hutton Group from 1982-1987.	12	Cedar Lawn Corporation

*There is no stated term of office for the Directors.

†Ms. Fedak is an “interested person” as defined in the 1940 Act, because of her affiliation with AllianceBernstein.

+The address for each of the Fund’s Disinterested Directors is c/o Philip L. Kirstein, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

‡Member of the Audit Committee and the Independent Directors Committee.

^Member of the Fair Value Pricing Committee.

**Member of the Governance, Nominating and Compensation Committee.

2007 Annual Report	75

Sanford C. Bernstein Fund, Inc. (continued)

OFFICERS’ INFORMATION
Name, Address*, Age	Principal Position(s) Held with Fund	Principal Occupation During Past 5 Years
Marilyn G. Fedak, 60	President	See biography under Directors’ Information.

Philip L. Kirstein, 62	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick and Lockhart, LLP, from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to 2002 until March 2003.

Emilie D. Wrapp, 52	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)†, with which she has been associated since prior to 2002.

Joseph J. Mantineo, 48	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)†, with which he has been associated since prior to 2002.

*The address for each of the Fund’s officers is 1345 Avenue of the Americas, New York, NY 10105.

†ABI and ABIS are affiliates of the Fund.

76	Sanford C. Bernstein Fund, Inc.

The Following Is Not Part of the Shareholder Report or the Financial Statements

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Portfolios:2

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

This is a summary of the evaluation prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

1 It should be noted that the Senior Officer’s evaluation was completed on October 17, 2007.

2 Future references to the various Portfolios do not include “Sanford C. Bernstein.” It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Advisor Class shares of the Portfolios unless otherwise indicated.

2007 Annual Report	77

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fees set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement:

PORTFOLIO	ADVISORY FEE BASED ON % OF AVERAGE DAILY NET ASSETS[3]
Tax-Managed International Portfolio	First $1 billion	0.925%
International Portfolio	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	Excess of $8 billion	0.650%
Emerging Markets Portfolio	First $1 billion	1.175%
	Next $1 billion	1.050%
	Next $1 billion	1.000%
	Excess of $3 billion	0.900%
U.S. Government Short Duration Portfolio	First $250 million	0.500%
Short Duration Plus Portfolio	Next $500 million	0.450%
	Excess of $750 million	0.400%
Short Duration California Municipal Portfolio	First $750 million	0.450%
Short Duration Diversified Municipal Portfolio	Excess of $750 million	0.400%
Short Duration New York Municipal Portfolio
Intermediate Duration Portfolio	First $1 billion	0.500%
California Municipal Portfolio	Next $2 billion	0.450%
Diversified Municipal Portfolio	Next $2 billion	0.400%
New York Municipal Portfolio	Excess of $5 billion	0.350%

The Portfolios’ net assets on September 30, 2007 are set forth below:

PORTFOLIO	NET ASSETS ($MM)
Tax-Managed International Portfolio	$9,509.3
International Portfolio	4,403.7
Emerging Markets Portfolio	3,231.5
U.S. Government Short Duration Portfolio	81.2
Short Duration Plus Portfolio	407.0
Intermediate Duration Portfolio	5,064.2
Short Duration California Municipal Portfolio	80.6
Short Duration Diversified Municipal Portfolio	251.5
Short Duration New York Municipal Portfolio	111.6
California Municipal Portfolio	1,427.6
Diversified Municipal Portfolio	4,740.7
New York Municipal Portfolio	1,787.6

3 The advisory fees of each Portfolio are based on the percentage of each Portfolio’s net assets, not a combination of any of the Portfolios shown.

78	Sanford C. Bernstein Fund, Inc.

Set forth below are the Portfolios’ total expense ratios, annualized for the period from October 1, 2006 through June 30, 2007:

PORTFOLIO	TOTAL EXPENSE RATIO		FISCAL YEAR END
Tax-Managed International Portfolio	Advisor	1.12%	September 30
	Class A	1.40%
	Class B	2.09%
	Class C	2.10%

International Portfolio	Advisor	1.18%	September 30
	Class A	1.46%
	Class B	2.16%
	Class C	2.17%

Emerging Markets Portfolio	Advisor	1.528%	September 30

U.S. Government Short Duration Portfolio	Advisor	0.77%	September 30

Short Duration Plus Portfolio	Advisor	0.65%	September 30
	Class A	0.98%
	Class B	1.68%
	Class C	1.69%

Intermediate Duration Portfolio	Advisor	0.58%	September 30

Short Duration California Municipal Portfolio[4]	Advisor	0.73%	September 30

Short Duration Diversified Municipal Portfolio[4]	Advisor	0.65%	September 30

Short Duration New York Municipal Portfolio[4]	Advisor	0.69%	September 30

California Municipal Portfolio	Advisor	0.62%	September 30
	Class A	0.92%
	Class B	1.62%
	Class C	1.62%

Diversified Municipal Portfolio	Advisor	0.58%	September 30
	Class A	0.87%
	Class B	1.57%
	Class C	1.57%

New York Municipal Portfolio	Advisor	0.61%	September 30
	Class A	0.90%
	Class B	1.60%
	Class C	1.60%

4 The total expense ratios shown are for a period that includes one month of the higher fee schedule (October 2006) in effect for the Short Duration Municipal Portfolios. The total expense ratios of the Short Duration Municipal Portfolios would have been lower had the reduced advisory fee been in effect for the full period.

2007 Annual Report	79

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Servicing the Portfolios’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if a fund is in net redemption, and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and the legal and reputation risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Portfolios.5 In addition to the AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AllianceBernstein Institutional fee schedule been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2007 net assets.

PORTFOLIO	NET ASSETS 09/30/07 ($MIL)	ALLIANCEBERNSTEIN (“AB”) INSTITUTIONAL (“INST.”) FEE SCHEDULE	EFFECTIVE AB INST. ADV. FEE	PORTFOLIO ADVISORY FEE
Tax-Managed International Portfolio	$9,509.3	International Style Blend 80 bp on 1st $25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.403%	0.795%

International Portfolio	$4,403.7	International Style Blend 80 bp on 1st $25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.407%	0.862%

Emerging Markets Portfolio	$3,231.5	Emerging Markets Style Blend 100 bp on 1st $50 million 80 bp on the balance Minimum account size: $50m	0.803%	1.062%

5 The adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiable vary based upon each client relationship.

80	Sanford C. Bernstein Fund, Inc.

PORTFOLIO	NET ASSETS 09/30/07 ($MIL)	ALLIANCEBERNSTEIN (“AB”) INSTITUTIONAL (“INST.”) FEE SCHEDULE	EFFECTIVE AB INST. ADV. FEE	PORTFOLIO ADVISORY FEE
U.S. Government Short Duration Portfolio[6]	$81.2	Low Duration 45 bp on 1st $30 million 18 bp on the balance Minimum account size: $25m	0.280%	0.500%

Short Duration Plus Portfolio	$407.0	Low Duration 45 bp on 1st $30 million 18 bp on the balance Minimum account size: $25m	0.200%	0.481%

Intermediate Duration Portfolio	$5,064.2	U.S. Core Plus 50 bp on 1st $30 million 20 bp on the balance Minimum account size: $25m	0.202%	0.439%

Short Duration California Municipal Portfolio	$80.6	Short Duration California Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.225%	0.450%

Short Duration Diversified Municipal Portfolio	$251.5	Short Duration Diversified Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $3m	0.178%	0.450%

Short Duration New York Municipal Portfolio	$111.6	Short Duration New York Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.213%	0.450%

California Municipal Portfolio	$1,427.6	Intermediate Duration California Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.194%	0.485%

Diversified Municipal Portfolio	$4,740.7	Intermediate Duration Diversified Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.189%	0.442%

6 The Portfolio’s duration target of 1 to 3 years is similar to that of AllianceBernstein Institutional Low Duration, which targets a duration within 20% of the Merrill Lynch 1-3 Year Treasury Index. However, unlike AllianceBernstein Institutional Low Duration, the Portfolio has a relatively more restrictive investment strategy, which limits the Portfolio to invest primarily in U.S. Government and agency securities.

2007 Annual Report	81

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

PORTFOLIO	NET ASSETS 09/30/07 ($MIL)	ALLIANCEBERNSTEIN (“AB”) INSTITUTIONAL (“INST.”) FEE SCHEDULE	EFFECTIVE AB INST. ADV. FEE	PORTFOLIO ADVISORY FEE
New York Municipal Portfolio	$1,787.6	Intermediate Duration New York Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.193%	0.478%

The Adviser also manages the AllianceBernstein Mutual Funds (“ABMF”), which are investment companies. The advisory schedule of these funds, implemented in January 2004, as a result of the Assurance of Discontinuance between the NYAG and the Adviser, contemplates eight categories with almost all of the AllianceBernstein Mutual Funds in each category having the same fee schedule. In addition to the fee schedules of certain of those categories applicable to the Portfolios, set forth below are what would have been the effective fees of the Portfolios had the fee schedules of the AllianceBernstein Mutual Funds been applied to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2007 net assets.

PORTFOLIO	ABMF CATEGORY	ABMF FEE SCHEDULE	ABMF EFFECTIVE FEE	PORTFOLIO ADVISORY FEE
Tax-Managed International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.653%	0.795%

International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.707%	0.862%

Emerging Markets Portfolio	Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.727%	1.062%

U.S. Government Short Duration Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.500%

Short Duration Plus Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.481%

Intermediate Duration Portfolio[7]	High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	0.474%	0.439%

Short Duration California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

7 The Adviser also manages Sanford C. Bernstein Fund II – Intermediate Duration Institutional Portfolio (“SCB II”), an open-end mutual fund that has a somewhat similar investment style as the Portfolio. SCB II is charged by the Adviser an advisory fee rate 0.50% on the first $1 billion and 0.45% thereafter. SCB II has an expense cap of 0.45%, which effectively reduces the advisory fee. If the Portfolio, which has a total expense ratio of 0.59%, had an expense cap of 0.45%, the Adviser would retain 29.7 basis points of the advisory fee.

82	Sanford C. Bernstein Fund, Inc.

PORTFOLIO	ABMF CATEGORY	ABMF FEE SCHEDULE	ABMF EFFECTIVE FEE	PORTFOLIO ADVISORY FEE
California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.485%

Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.426%	0.442%

New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.478%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg funds that have a somewhat similar investment style as the Emerging Markets Portfolio:

PORTFOLIO	LUXEMBOURG FUND	LUXEMBOURG FEE[8]
Emerging Markets Portfolio	Emerging Markets Value Class S (Institutional)	0.95%
	Emerging Markets Growth Class A Class S (Institutional)	1.70% 0.90%

The Alliance Capital Investment Trust Management mutual funds (“ACITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ACITM mutual funds that have a similar investment style as certain of the Portfolios are set forth below:

PORTFOLIO	ACITM MUTUAL FUND	ACITM FEE[9]
Tax-Managed International Portfolio	Alliance International Blend[10]	0.30%[11]
International Portfolio	Alliance International Blend[10]	0.30%[11]
Emerging Markets Portfolio	AllianceBernstein Emerging Markets Growth[10] Bernstein Emerging Markets Stock A/B Bernstein Emerging Markets Stock F/FB10	0.80% 0.90% 0.80%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families that have a similar investment style as certain of the Portfolios. Set forth below are what would have been the effective advisory fees of the Portfolios had the fee schedule of the sub-advisory relationships been applicable to those Portfolios based on September 30, 2007 net assets and the Portfolios’ advisory fees:

PORTFOLIO		SUB-ADVISED FUND FEE SCHEDULE	SUB-ADVISED FUND EFFECTIVE FEE	PORTFOLIO ADVISORY FEE
Tax-Managed International Portfolio	Client #1	0.60% on first $1 billion	0.437%	0.795%
		0.55% on next $500 million
		0.50% on next $500 million
		0.45% on next $500 million
		0.40% thereafter

8 Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

9 The Japanese Yen-U.S. dollar currency exchange rate quoted at 4 p.m. on September 25, 2007 by Reuters was ¥114.73 per $1. At that currency exchange rate, every ¥1 billion would be equivalent to approximately $8.7 million.

10 This ACITM fund is privately placed or institutional.

11 The fund is offered to three institutional clients that are charged a separate fee for managing their assets in addition to the 0.30%.

2007 Annual Report	83

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

PORTFOLIO		SUB-ADVISED FUND FEE SCHEDULE	SUB-ADVISED FUND EFFECTIVE FEE	PORTFOLIO ADVISORY FEE
Tax-Managed International Portfolio	Client #2	0.80% on first $25 million	0.403%	0.795%
		0.65% on next $25 million
		0.55% on next $50 million
		0.45% on next $100 million
		0.40% thereafter

International Portfolio	Client #3	0.60% on first $1 billion	0.479%	0.862%
		0.55% on next $500 million
		0.50% on next $500 million
		0.45% on next $500 million
		0.40% thereafter

	Client #4	0.80% on first $25 million	0.407%	0.862%
		0.65% on next $25 million
		0.55% on next $50 million
		0.45% on next $100 million
		0.40% thereafter

Emerging Markets Portfolio	Client #5	0.90% on first $65 million	0.753%	1.062%
		0.75% thereafter

	Client #6	0.75% on first $50 million	0.461%	1.062%
		0.55% on next $50 million
		0.50% on next $300 million
		0.45% thereafter

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included each Portfolio’s ranking with respect to the contractual management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”) at the approximate current asset level of the subject Portfolio.12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes.13 An EG will typically consist of seven to twenty funds.

The original EGs of all of the Portfolios had an insufficient number of peers, in the view of the Senior Officer and the Adviser. Consequently, at the request of the Senior Officer and the Adviser, Lipper expanded all of the Portfolios’ EGs to include peers with a different load type,14 and for certain Portfolios, a similar but not the same Lipper investment classification/objective. Because Lipper had expanded the Portfolios’ EGs, under Lipper’s standard guidelines, the Portfolios’ Lipper Expense Universes (“EU”)15 were also expanded to include the universes of peers that had a similar but not the same Lipper investment objective/classification and load type.

12 The contractual management fee is calculated by Lipper using each Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined current net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

13 It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

14 The EGs and EUs for all Portfolios were expanded to include peers of the following load type: institutional load, front-end load and no-load.

15 Lipper describes an EU as a broader group consisting of all funds in the same investment classification/objective with a similar load type as the subject Portfolio. A “normal” EU will include funds that have the same investment objective/classification as the subject fund. Except for asset size comparability, Lipper uses the same criteria for selecting EG peers when selecting EU peers. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

84	Sanford C. Bernstein Fund, Inc.

PORTFOLIO	CONTRACTUAL MANAGEMENT FEE (%)	EG MEDIAN (%)	EG RANK
Tax-Managed International Portfolio[16]	0.799	0.813	7/14

International Portfolio[16]	0.864	0.881	6/12

Emerging Markets Portfolio	1.076	1.200	5/13

U.S. Government Short Duration Portfolio	0.500	0.490	8/13

Short Duration Plus Portfolio	0.479	0.490	7/16

Intermediate Duration Portfolio	0.441	0.441	7/13

Short Duration California Municipal Portfolio[16]	0.450	0.607	3/10

Short Duration Diversified Municipal Portfolio	0.450	0.451	6/14

Short Duration New York Municipal Portfolio[16]	0.450	0.607	3/8

California Municipal Portfolio[16]	0.486	0.579	4/17

Diversified Municipal Portfolio[16]	0.444	0.434	8/12

New York Municipal Portfolio[16]	0.479	0.570	3/17

Set forth below is a comparison of the Portfolios’ total expense ratios and the medians of their EGs and EUs. The Portfolios’ rankings are also shown. Pro-forma total expense ratios are also shown for the Short Duration Municipal Portfolios (in bold and italicized):17

PORTFOLIO	EXPENSE RATIO (%)[18]	EG MEDIAN (%)	EG RANK	EU MEDIAN (%)	EU RANK
Tax-Managed International Portfolio[19]	1.152	1.154	7/14	1.338	89/293

International Portfolio[19]	1.202	1.226	6/12	1.337	100/268

Emerging Markets Portfolio	1.580	1.633	6/13	1.616	58/127

U.S. Government Short Duration Portfolio	0.793	0.751	10/13	0.719	34/49

Short Duration Plus Portfolio	0.658	0.800	6/16	0.646	45/74

Intermediate Duration Portfolio	0.597	0.712	2/13	0.742	74/268

Short Duration California Municipal Portfolio[19]	0.806	0.756	6/10	0.725	18/23
pro-forma	0.756	0.756	6/10	0.725	17/23

Short Duration Diversified Municipal Portfolio	0.701	0.651	9/14	0.600	23/36
pro-forma	0.651	0.651	8/14	0.600	22/36

Short Duration New York Municipal Portfolio[19]	0.737	0.737	4/8	0.727	13/22
pro-forma	0.687	0.737	4/8	0.727	11/22

California Municipal Portfolio[19]	0.634	0.746	5/17	0.754	31/134

Diversified Municipal Portfolio[19]	0.595	0.598	6/12	0.679	38/117

New York Municipal Portfolio[19]	0.622	0.746	5/17	0.753	25/135

Except for Short Duration Plus Portfolio, Intermediate Duration Portfolio and Diversified Municipal Portfolio, which have a more favorable ranking on a total expense ratio basis than a contractual management fee basis, and Tax-Managed International Portfolio and International Portfolio, which have equally favorable rankings, the Portfolios have a more favorable ranking on a contractual management fee basis than they do on a total expense ratio basis.

16 The Portfolio’s EG was expanded with respect to investment classification/objective by Lipper at the request of the Senior Officer and the Adviser.

17 Pro-forma shows what the total expense ratio of a Portfolio would have been had changes to the Portfolio’s advisory fee schedule been applicable to the Portfolio for the full fiscal year.

18 Except for pro-forma total expense ratios, the expense ratios are for the most recently completed fiscal year Advisor Class.

19 The Portfolio’s EU was expanded with respect to investment classification/objective by Lipper under standard Lipper guidelines.

2007 Annual Report	85

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

Members of the Adviser’s finance areas met with the consultant, retained by the Senior Officer to provide independent advice regarding the alignment of the two profitability reporting systems as well as the methodologies and allocations utilized by both profitability reporting systems, to review recent updates to the Adviser’s two profitability reporting systems. The two profitability systems, which are aligned, allow the Adviser’s management and the Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Information regarding the Adviser’s profitability attributable to the Portfolios, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability for providing investment advisory services to the Portfolios increased for nine of the twelve Portfolios during the calendar year 2006 relative to 2005. The Portfolios have a Shareholder Servicing Agreement with the Adviser where the Adviser pays expenses it incurs in providing shareholder servicing to the Portfolios. Under the Shareholder Servicing Agreement, except for Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio (the “Equity Portfolios”), which pays 0.25%, the remaining Portfolios, which are primarily invested in fixed income securities (the “Fixed Income Portfolios”), pay 0.10% of the Portfolios’ daily net assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement in the Portfolios’ most recently completed fiscal year:

PORTFOLIO	SHAREHOLDER SERVING AGREEMENT FEE
Tax-Managed International Portfolio	$17,220,119
International Portfolio	7,814,037
Emerging Markets Portfolio	5,078,063
U.S. Government Short Duration Portfolio	83,170
Short Duration Plus Portfolio	383,702
Intermediate Duration Portfolio	3,694,176
Short Duration California Municipal Portfolio	67,878
Short Duration Diversified Municipal Portfolio	228,571
Short Duration New York Municipal Portfolio	113,877
California Municipal Portfolio	1,073,155
Diversified Municipal Portfolio	3,309,135
New York Municipal Portfolio	1,364,506

In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and commissions for providing brokerage services. In addition the Adviser benefits from soft dollar arrangements which offset research related expenses the Adviser would otherwise incur.

86	Sanford C. Bernstein Fund, Inc.

Certain of the Portfolios have retail class shares. Except for Short Duration Plus Portfolio, the retail classes make up a relatively small percentage of each of those Portfolios’ total net assets:

PORTFOLIO	RETAIL CLASSES NET ASSETS 09/30/07 ($MM)	RETAIL CLASSES NET ASSETS AS A % OF TOTAL NET ASSETS
Tax-Managed International Portfolio	$12.7	0.13%
International Portfolio	85.0	1.93
Short Duration Plus Portfolio	66.0	16.22
California Municipal Portfolio	47.7	3.34
Diversified Municipal Portfolio	90.1	1.90
New York Municipal Portfolio	65.7	3.68

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the principal underwriter of the Portfolios’ retail classes. ABI and the Adviser have disclosed in the prospectuses of the Portfolios’ retail classes that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2006, ABI paid approximately 0.044% of the average monthly assets of the AllianceBernstein Mutual Funds (which includes the retail classes of the Portfolios) or approximately $20.4 million for distribution services and educational support (revenue sharing payments). For 2007, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20 million.

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the Portfolios’ most recently completed fiscal year:

PORTFOLIO	AMOUNT RECEIVED
Tax-Managed International Portfolio	$1,838
International Portfolio	11,726
Short Duration Plus Portfolio	3,777
California Municipal Portfolio	1,609
Diversified Municipal Portfolio	1,888
New York Municipal Portfolio	3,860

ABI received the following Rule 12b-1 fees and CDSC for the Portfolios during the Portfolios’ most recently completed fiscal year:

PORTFOLIO	12B-1 FEE RECEIVED	CDSC RECEIVED
Tax-Managed International Portfolio	$27,764	$1,542
International Portfolio	250,206	15,111
Short Duration Plus Portfolio	538,608	47,952
California Municipal Portfolio	547,193	15,064
Diversified Municipal Portfolio	1,288,761	61,226
New York Municipal Portfolio	811,017	51,989

2007 Annual Report	87

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent of the retail classes of the Portfolios, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability decreased in 2006 in comparison to 2005. During the Portfolios’ most recently completed fiscal year, ABIS received the following net fees from the retail classes of the Portfolios:20

PORTFOLIO	ABIS FEE	EXPENSE OFFSET
Tax-Managed International Portfolio[21]	$1,785	$54
International Portfolio	23,976	1,145
Short Duration Plus Portfolio	39,964	2,068
California Municipal Portfolio	18,000	610
Diversified Municipal Portfolio	37,496	1,658
New York Municipal Portfolio	22,334	1,194

Certain of the Portfolios effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolios’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with these Portfolios is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolios. These credits and charges are not being passed onto to any SCB client.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,22 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli23 study on advisory fees and various fund characteristics. The preliminary results of the updated study, based on more recent data and using Lipper classifications, were found to be consistent with the results of the original study. The independent consultant observed patterns of lower advisory fees for funds with higher levels of assets and funds from larger family sizes compared to funds with smaller asset levels and funds from smaller family sizes, which according to the independent consultant is indicative of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds reached higher levels of assets.

20 The fee disclosed is net of expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Portfolio’s account.

21 With respect to Tax-Managed International Portfolio, ABIS voluntarily agreed to waive a portion of its fees in the amount of $16,215.

22 Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

23 The Deli study was originally published in 2002 based on 1997 data.

88	Sanford C. Bernstein Fund, Inc.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $813 billion as of September 30, 2007, the Adviser has the investment experience to manage the Portfolios and provide non-investment services (described in Section I) to the Portfolios.

The information prepared by Lipper shows the 1, 3, 5, and 10 year performance rankings of the Portfolios24 relative to their Lipper Performance Groups (“PG”) and Lipper Performance Universes (“PU”)25 for the periods ended June 30, 2007.26

		PORTFOLIO (%)	PG MEDIAN (%)	PU MEDIAN (%)	PG RANK	PU RANK
Tax-Managed International Portfolio
	1 year	27.15	27.44	28.23	6/9	167/246
	3 year	23.02	22.25	23.14	4/9	92/173
	5 year	18.71	18.71	18.03	5/9	54/132
	10 year	11.31	10.65	9.56	2/4	15/57
International Portfolio	1 year	27.03	27.45	28.23	7/10	170/246
	3 year	23.12	22.25	23.14	4/9	90/173
	5 year	19.03	16.99	18.03	3/9	48/132
Emerging Markets Portfolio	1 year	46.20	47.35	47.83	8/13	103/165
	3 year	43.49	41.78	39.43	3/13	31/129
	5 year	38.10	32.31	32.00	2/13	9/109
	10 year	14.45	12.55	11.44	2/10	11/56
U.S. Government Short Duration Portfolio	1 year	5.27	5.42	5.58	12/13	54/61
	3 year	3.36	3.55	3.62	12/13	48/58
	5 year	3.22	3.24	3.30	8/12	33/53
	10 year	4.85	4.93	5.06	7/9	30/38
Short Duration Plus Portfolio	1 year	5.97	5.93	5.94	8/16	14/33
	3 year	3.66	3.77	3.80	12/16	21/30
	5 year	3.62	3.60	3.79	8/16	19/29
	10 year	5.05	5.09	5.10	7/9	14/22
Intermediate Duration Portfolio	1 year	6.84	6.37	6.48	4/13	89/376
	3 year	4.67	4.64	4.49	5/13	120/317
	5 year	5.28	5.28	5.11	6/11	99/272
	10 year	5.84	6.49	6.18	8/9	123/141
Short Duration California Municipal Portfolio	1 year	3.89	3.98	4.10	6/7	11/14
	3 year	2.73	2.85	3.22	6/7	10/11
	5 year	2.52	3.23	3.40	6/6	9/9
	10 year	3.54	4.13	4.27	5/5	8/8
Short Duration Diversified Municipal Portfolio	1 year	3.90	3.99	4.04	9/14	30/41
	3 year	2.89	2.91	3.06	8/12	29/38
	5 year	2.67	2.77	2.82	7/10	22/29
	10 year	3.78	3.85	3.91	5/8	10/17
Short Duration New York Municipal Portfolio	1 year	3.90	3.91	3.93	3/3	7/10
	3 year	2.93	2.87	2.83	1/3	2/10
	5 year	2.68	2.79	3.02	3/3	9/9
	10 year	3.63	4.12	4.13	3/3	9/9

24 The performance rankings are for the Advisor class shares of the Portfolios. It should be noted that the performance returns of the Portfolios shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolios’ performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolios, as reported by the Adviser, are provided instead of Lipper.

25 The Portfolios’ PGs/PUs may not be identical to the Portfolios’ EGs/EUs as the criteria for including or excluding a fund in a PG/PU is different from that of an EG/EU.

26 Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

2007 Annual Report	89

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

		PORTFOLIO (%)	PG MEDIAN (%)	PU MEDIAN (%)	PG RANK	PU RANK
California Municipal Portfolio	1 year	4.22	4.20	4.61	2/4	24/29
	3 year	3.52	3.51	3.88	2/4	24/29
	5 year	3.53	3.61	3.75	3/4	18/26
	10 year	4.59	4.71	4.96	3/3	15/15
Diversified Municipal Portfolio	1 year	4.11	4.54	4.52	10/10	88/106
	3 year	3.40	3.98	3.81	10/10	73/93
	5 year	3.59	4.07	4.01	9/9	68/77
	10 year	4.72	5.21	5.06	7/7	52/57
New York Municipal Portfolio	1 year	4.25	4.27	4.43	3/3	21/21
	3 year	3.56	3.56	3.78	2/3	16/21
	5 year	3.72	3.72	3.97	2/3	15/19
	10 year	4.75	4.94	5.13	2/2	13/13

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolios (in bold)27 versus their benchmarks.28 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.29

	PERIODS ENDING JUNE 30, 2007 ANNUALIZED PERFORMANCE
	1 YEAR (%)	3 YEAR (%)	5 YEAR (%)	10 YEAR (%)	SINCE INCEPTION (%)	ANNUALIZED		RISK PERIOD (YEAR)
						VOLATILITY (%)	SHARPE (%)
Tax-Managed International Portfolio	25.69	21.57	17.29	9.97	11.13	14.64	0.47	10
MSCI EAFE Index	27.00	22.24	17.73	7.66	9.36	14.82	0.32	10
Inception Date: June 26,1992

International Portfolio	25.51	21.61	17.55	N/A	10.19	13.89	1.04	5
MSCI EAFE Index	27.00	22.24	17.73	N/A	7.50	12.81	1.13	5
Inception Date: April 30, 1999

Emerging Markets Portfolio	43.91	41.18	35.82	12.51	12.69	17.69	1.67	5
MSCI Emerging Markets Index	44.99	38.20	30.25	9.19	10.05	17.42	1.45	5
Inception Date: December 15, 1995

U.S. Government Short Duration Portfolio	4.42	2.55	2.41	4.07	5.24	1.39	0.21	10
Merrill Lynch 1-3 Year Treasury Index	5.07	2.91	2.77	4.61	5.87	1.52	0.57	10
Inception Date: January 3, 1989

Short Duration Plus Portfolio	5.23	2.97	2.92	4.35	5.57	1.33	0.44	10
Merrill Lynch 1-3 Year Treasury Index	5.07	2.91	2.77	4.61	5.89	1.52	0.57	10
Inception Date: December 12, 1988

27 The performance returns and risk measures shown in the table are for the Advisor class shares of the Portfolios.

28 The Adviser provided Portfolio and benchmark performance return information for the periods through June 30, 2007. It should be noted that the “since inception” performance return for each of the Portfolios’ benchmarks is from the nearest month-end after each Portfolio’s inception date. In contrast, each of the Portfolios’ since inception returns goes back is from each Portfolio’s actual inception date.

29 Except for one of the benchmarks, which the Senior Officer calculated using standard Lipper methodology, portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

90	Sanford C. Bernstein Fund, Inc.

	PERIODS ENDING JUNE 30, 2007 ANNUALIZED PERFORMANCE
	1 YEAR (%)	3 YEAR (%)	5 YEAR (%)	10 YEAR (%)	SINCE INCEPTION (%)	ANNUALIZED		RISK PERIOD (YEAR)
						VOLATILITY (%)	SHARPE (%)
Intermediate Duration Portfolio	6.18	4.04	4.65	5.22	6.79	3.19	0.44	10
Lehman Brothers Aggregate Bond Index	6.12	3.98	4.48	6.02	7.37	3.54	0.62	10
Inception Date: January 17, 1989

Short Duration California Municipal Portfolio	3.04	1.90	1.70	2.74	3.08	0.82	-1.28	10
Lehman Brothers 1 Year Municipal Bond Index	3.69	2.35	2.14	3.40	3.74	0.84	-0.48	10
Inception Date: October 3, 1994

Short Duration Diversified Municipal Portfolio	3.16	2.18	1.96	3.05	3.35	0.85	-0.85	10
Lehman Brothers 1 Year Municipal Bond Index	3.69	2.35	2.14	3.40	3.74	0.84	-0.48	10
Inception Date: October 3, 1994
Short Duration New York Municipal Portfolio	3.13	2.17	1.92	2.86	3.16	0.83	-1.08	10
Lehman Brothers 1 Year Municipal Bond Index	3.69	2.35	2.14	3.40	3.74	0.84	-0.48	10
Inception Date: October 3, 1994

California Municipal Portfolio	3.54	2.86	2.86	3.91	4.95	2.65	0.06	10
Lehman Brothers 5 Year GO Municipal Index	3.83	2.89	3.24	4.51	5.50	3.04	0.25	10
Inception Date: August 6, 1990

Diversified Municipal Portfolio	3.47	2.78	2.96	4.07	5.20	2.55	0.12	10
Lehman Brothers 5 Year GO Municipal Index	3.83	2.89	3.24	4.51	5.67	3.04	0.25	10
Inception Date: January 17, 1989

New York Municipal Portfolio	3.59	2.91	3.06	4.08	5.25	2.69	0.12	10
Lehman Brothers 5 Year GO Municipal Index	3.83	2.89	3.24	4.51	5.67	3.04	0.25	10
Inception Date: January 17, 1989

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fees for the Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 13, 2007

2007 Annual Report	91

SANFORD C. BERNSTEIN & CO., LLC

A subsidiary of AllianceBernstein L.P.

Distributor

SANFORD C. BERNSTEIN FUND, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCB1–1947–0907

Sanford C. Bernstein Fund, Inc.

September 30, 2007

Schedule of Investments To the Annual Report For the Stock Portfolios

Tax-Managed International

International

Emerging Markets

Sanford C. Bernstein Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Sanford C. Bernstein Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities included in the accompanying Annual Report, including the schedules of investments contained herein, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Tax-Managed International Portfolio, International Portfolio, and Emerging Markets Portfolio (three of the twelve portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter referred to as the “Fund”) at September 30, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, except for the financial highlights of the International Retail Classes of the Tax-Managed International Portfolio and the International Portfolio, which are presented in a separate financial report, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 28, 2007

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax Managed International Portfolio

September 30, 2007

Company	Shares	U.S. $ Value

COMMON STOCKS–97.5%
Financials–28.3%
Capital Markets–6.7%
3i Group PLC	3,086,649	$63,012,500
Credit Suisse Group(a)	4,257,664	282,981,058
Deutsche Bank AG	285,000	36,620,181
Macquarie Bank Ltd.	1,360,589	101,542,074
Man Group PLC	13,458,095	152,456,771

		636,612,584

Commercial Banks–10.6%
ABN AMRO Holding NV	31,635	1,662,508
Anglo Irish Bank Corp. PLC (Dublin)	5,700,137	108,046,982
Barclays PLC	8,550,000	103,936,767
BNP Paribas SA	770,000	84,265,572
Credit Agricole SA	2,336,170	89,415,495
HBOS PLC	3,440,000	64,374,492
Mitsubishi UFJ Financial Group, Inc.*	6,977	66,707,749
National Australia Bank Ltd.	689,021	24,203,735
Royal Bank of Scotland Group PLC	8,510,917	91,831,408
Societe Generale	669,963	112,727,983
Standard Chartered PLC	2,504,796	82,033,170
Sumitomo Mitsui Financial Group, Inc.	13,895	107,800,248
UniCredito Italiano SpA	8,439,147	72,245,901

		1,009,252,010

Consumer Finance–1.0%
ORIX Corp.	434,910	98,562,636

Diversified Financial Services–3.2%
Deutsche Boerse AG	852,196	115,907,309
Fortis (Euronext Amsterdam)	456,100	13,446,200
Fortis (Euronext Brussels)	1,123,900	33,137,260
ING Groep NV	3,157,863	140,333,953

		302,824,722

Insurance–6.4%
Allianz SE	724,100	168,666,103
Aviva PLC	5,487,668	82,280,472
Fondiaria-Sai SpA (ordinary shares)	617,196	28,995,841
Fondiaria-Sai SpA (saving shares)	306,752	9,985,030
Friends Provident PLC	5,649,097	19,824,064
Muenchener Rueckversicherungs AG	624,800	119,936,973
QBE Insurance Group Ltd.	3,529,614	105,475,625
Swiss Reinsurance(a)	808,697	71,916,432

		607,080,540

Real Estate Management & Development–0.4%
Leopalace21 Corp.	543,200	17,763,315
Sino Land Co.	6,074,201	15,065,899

		32,829,214

		2,687,161,706

Company	Shares	U.S. $ Value

Materials–14.5%
Chemicals–3.9%
BASF AG	903,000	$124,809,310
Bayer AG	1,564,453	124,392,758
Mitsubishi Chemical Holdings Corp.	2,098,500	18,223,910
Mitsui Chemicals, Inc.	5,848,000	57,723,217
Shin-Etsu Chemical Co. Ltd.	602,800	41,472,316

		366,621,511

Construction Materials–1.1%
Buzzi Unicem SpA	1,087,991	28,235,908
CRH PLC	1,988,341	78,299,822

		106,535,730

Metals & Mining–8.5%
Antofagasta PLC	613,400	9,569,079
ArcelorMittal (Paris)	836,707	65,956,843
ArcelorMittal (Amsterdam)	567,200	44,585,979
BHP Billiton PLC	5,022,405	179,672,940
JFE Holdings, Inc.	1,693,200	119,414,499
Kazakhmys PLC	1,122,136	32,119,588
Nippon Steel Corp.	6,656,000	47,711,873
Voestalpine AG	589,100	50,933,633
Xstrata PLC	3,886,656	258,110,032

		808,074,466

Paper & Forest Products–1.0%
Stora Enso Oyj-Class R	2,464,400	47,853,076
Svenska Cellulosa AB	2,601,000	48,384,089

		96,237,165

		1,377,468,872

Industrials–13.4%
Aerospace & Defense–0.8%
BAE Systems PLC	5,900,000	59,289,460
European Aeronautic Defence & Space Co., NV	483,682	14,860,103

		74,149,563

Airlines–1.0%
Air France-KLM	911,549	33,486,089
Deutsche Lufthansa AG	2,125,000	61,022,644

		94,508,733

Building Products–0.8%
Cie de Saint-Gobain	711,111	74,253,431

Commercial Services & Supplies–0.5%
Capita Group PLC	3,263,320	48,253,749

Construction & Engineering–1.2%
Vinci SA	1,476,064	115,632,403

Electrical Equipment–1.8%
ABB Ltd.(a)	5,424,102	142,288,202
Renewable Energy Corp.(b)	699,655	32,199,550

		174,487,752

Schedule of Investments—Tax Managed International Portfolio	1

Company	Shares	U.S. $ Value

Machinery–3.0%
Atlas Copco AB	5,371,056	$92,534,533
Komatsu Ltd.	1,714,400	57,151,233
NGK Insulators Ltd.	4,198,000	134,479,741

		284,165,507

Marine–1.3%
Mitsui OSK Lines Ltd.	5,530,000	88,981,546
Nippon Yusen KK	3,912,000	37,990,242

		126,971,788

Trading Companies & Distributors–3.0%
Mitsubishi Corp.	3,047,800	95,990,436
Mitsui & Co. Ltd.	7,858,000	190,036,852

		286,027,288

		1,278,450,214

Consumer Discretionary–9.3%
Auto Components–1.0%
Compagnie Generale des Etablissements Michelin–Class B	679,500	91,623,396

Automobiles–5.1%
Fiat SpA	4,264,105	128,809,350
Nissan Motor Co., Ltd.	6,727,800	67,124,609
Porsche AG	28,677	60,830,258
Renault SA	1,045,800	151,747,606
Suzuki Motor Corp.	465,700	13,722,521
Toyota Motor Corp.	1,090,600	63,802,622

		486,036,966

Household Durables–1.5%
Persimmon PLC	1,433,000	28,122,797
Sharp Corp.	5,022,000	90,765,073
Taylor Wimpey PLC	5,036,868	28,438,462

		147,326,332

Specialty Retail–1.7%
Esprit Holdings Ltd.	5,311,000	84,153,403
Inditex SA	1,083,844	73,262,049

		157,415,452

		882,402,146

Energy–8.4%
Energy Equipment & Services–0.5%
Technip SA	562,478	50,210,492

Oil, Gas & Consumable Fuels–7.9%
BP PLC	4,008,900	46,372,338
ENI SpA	5,753,628	212,468,577
Nippon Mining Holdings, Inc.	3,496,000	34,857,057
Origin Energy Ltd.	2,960,485	26,947,564
Petro-Canada	428,050	24,560,211
Petroplus Holdings AG(a)(b)	467,745	41,352,609
Repsol YPF SA	1,282,600	45,640,154
Royal Dutch Shell PLC–Class B	387,899	15,916,106

Company	Shares	U.S. $ Value

Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	2,674,528	$109,961,696
Royal Dutch Shell PLC (London)–Class A	2,871,195	118,289,285
Total SA	854,500	69,242,904

		745,608,501

		795,818,993

Information Technology–6.9%
Communications Equipment–2.8%
Nokia OYJ	6,919,792	262,561,480

Computers & Peripherals–1.6%
Fujitsu, Ltd.	3,415,000	24,027,673
Toshiba Corp.	13,626,000	126,619,203

		150,646,876

IT Services–0.3%
Cap Gemini SA	475,217	29,233,842

Office Electronics–1.9%
Canon, Inc.	2,284,600	123,974,607
Konica Minolta Holdings, Inc.	1,359,500	22,953,115
Ricoh Co. Ltd.	1,602,000	33,715,662

		180,643,384

Semiconductors & Semiconductor Equipment–0.3%
Sumco Corp.	813,700	32,921,994

		656,007,576

Health Care–4.7%
Biotechnology–0.3%
CSL Ltd./Australia	316,139	29,996,137

Health Care Equipment & Supplies–1.3%
Alcon, Inc.	349,400	50,285,648
Essilor International SA	1,131,287	70,927,793

		121,213,441

Pharmaceuticals–3.1%
AstraZeneca PLC	665,000	33,283,933
GlaxoSmithKline PLC	1,568,800	41,609,420
Merck KGaA	509,820	61,429,309
Roche Holding AG(a)	531,318	96,206,831
Sanofi-Aventis	706,698	59,891,301

		292,420,794

		443,630,372

Consumer Staples–4.1%
Food & Staples Retailing–0.8%
Koninklijke Ahold NV(b)	2,806,080	42,346,945
Tesco PLC	4,018,694	36,021,241

		78,368,186

Food Products–1.7%
Nestle SA(a)	364,827	163,548,441

2	Sanford C. Bernstein Fund, Inc.—2007 Annual Report

Company	Shares	U.S. $ Value

Household Products–0.9%
Reckitt Benckiser PLC	1,472,062	$86,300,031

Personal Products–0.7%
L’Oreal SA	459,670	60,184,224

		388,400,882

Telecommunication Services–4.0%
Diversified Telecommunication Services–2.2%
Deutsche Telekom AG-Class W	1,162,800	22,832,181
France Telecom SA	809,900	27,034,109
Nippon Telegraph & Telephone Corp.	5,236	24,327,987
Telefonica SA	4,969,034	138,825,912

		213,020,189

Wireless Telecommunication Services–1.8%
Vodafone Group PLC	47,192,758	170,105,541

		383,125,730

Utilities–3.9%
Electric Utilities–1.9%
E.ON AG	758,700	140,071,893
The Tokyo Electric Power Co.	1,722,000	43,385,955

		183,457,848

Independent Power Producers & Energy Traders–0.9%
International Power PLC	9,071,673	83,734,390

Multi-Utilities–1.1%
RWE AG	659,000	82,798,984

Company	Shares	U.S. $ Value

Veolia Environnement	280,639	$24,130,131

		106,929,115

		374,121,353

Total Common Stocks (cost $6,828,545,636)		9,266,587,844

RIGHTS–0.1%
Financials–0.1%
Diversified Financial Services–0.1%
Fortis(b)	1,580,000	8,387,666

Principal Amount (000)
SHORT-TERM INVESTMENTS–0.9%
Repurchase Agreements–0.9%
State Street Bank & Trust Co. due 10/01/07 in the amount of $88,930,041 (collateralized by $94,000,000 U.S Treasury, 6.5%, due 2/15/10, value $99,992,500) (cost $88,903,000)	$88,903	88,903,000
Total Investments—98.5% (cost $6,917,448,636)(c)		9,363,878,510

Other assets less liabilities—1.5%		141,374,059

Net Assets—100.0%		$9,505,252,569

FINANCIAL FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2007	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Topix Index Future	456	December 2007	$60,221,277	$64,470,814	$4,249,537

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2007	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Swiss Franc settling 12/17/07	52,752	$44,758,947	$45,570,801	$811,854
Sale Contracts:
Swiss Franc settling 12/17/07	52,752	44,812,368	45,570,801	(758,433)

*	Fair valued.
(a)	Position, or a portion thereof, has been segregated to collateralize forward currency exchange contracts. The aggregate market value of these securities amounted to $798,293,574.
(b)	Non-income producing security.
(c)	At September 30, 2007, the cost basis of investment securities owned was $6,955,719,507. Gross unrealized appreciation of investments was $2,495,173,338 and gross unrealized depreciation of investments was $87,014,335, resulting in net unrealized appreciation of $2,408,159,003 (excluding foreign currency and futures transactions).

See notes to financial statements.

Schedule of Investments—Tax Managed International Portfolio	3

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

International Portfolio

September 30, 2007

Company	Shares	U.S. $ Value

COMMON STOCKS–98.1%
Financials–28.4%
Capital Markets–6.9%
3i Group PLC	1,307,953	$26,701,251
Credit Suisse Group(a)	1,950,404	129,631,504
Deutsche Bank AG	243,900	31,339,165
Macquarie Bank Ltd.	613,780	45,806,996
Man Group PLC	6,224,984	70,518,224

		303,997,140

Commercial Banks–11.0%
Anglo Irish Bank Corp. PLC (Dublin)	2,615,888	49,584,563
Barclays PLC	2,909,000	35,362,814
BNP Paribas SA	467,870	51,201,731
Canadian Imperial Bank of Commerce/Canada	113,000	11,288,071
Credit Agricole SA	675,202	25,842,949
HBOS PLC	1,927,390	36,068,242
Mitsubishi UFJ Financial Group, Inc.*	4,750	45,415,194
National Australia Bank Ltd.	329,321	11,568,295
Royal Bank of Scotland Group PLC	4,142,802	44,700,159
Societe Generale	297,254	50,015,962
Standard Chartered PLC	1,359,917	44,537,879
Sumitomo Mitsui Financial Group, Inc.	5,882	45,633,757
UniCredito Italiano SpA	3,914,445	33,510,805

		484,730,421

Consumer Finance–1.0%
ORIX Corp.	187,400	42,470,024

Diversified Financial Services–3.2%
Deutsche Boerse AG	397,082	54,007,184
Fortis (Euronext Amsterdam)	210,100	6,193,919
Fortis (Euronext Brussels)	543,900	16,036,441
ING Groep NV	1,455,900	64,699,514

		140,937,058

Insurance–6.1%
Allianz SE	278,400	64,848,285
Aviva PLC	2,588,229	38,807,141
Fondiaria-Sai SpA (ordinary shares)	364,200	17,110,100
Fondiaria-Sai SpA (saving shares)	55,400	1,803,316
Friends Provident PLC	2,410,839	8,460,224
Muenchener Rueckversicherungs AG	288,600	55,399,824
QBE Insurance Group Ltd.	1,628,294	48,658,388
Swiss Reinsurance(a)	371,215	33,011,694

		268,098,972

Company	Shares	U.S. $ Value

Real Estate Management & Development–0.2%
Leopalace21 Corp.	224,600	$7,344,699
Sino Land Co.	898,808	2,229,322

		9,574,021

		1,249,807,636

Materials–15.2%
Chemicals–3.8%
BASF AG	410,200	56,696,322
Bayer AG	717,759	57,070,440
Mitsubishi Chemical Holdings Corp.	1,681,500	14,602,575
Mitsui Chemicals, Inc.	1,806,000	17,826,288
Shin-Etsu Chemical Co. Ltd.	288,500	19,848,645

		166,044,270

Construction Materials–0.3%
Buzzi Unicem SpA	563,800	14,631,927

Metals & Mining–10.1%
Anglo American PLC	521,506	34,934,771
Antofagasta PLC	443,200	6,913,949
ArcelorMittal	567,414	44,728,724
BHP Billiton PLC	1,732,141	61,966,103
JFE Holdings, Inc.	869,900	61,350,504
Kazakhmys PLC	601,400	17,214,241
Nippon Steel Corp.	3,918,000	28,085,204
Rio Tinto PLC	823,056	70,837,818
Voestalpine AG	216,200	18,692,669
Xstrata PLC	1,485,902	98,677,684

		443,401,667

Paper & Forest Products–1.0%
Stora Enso Oyj–Class R	1,151,600	22,361,468
Svenska Cellulosa AB	1,209,300	22,495,532

		44,857,000

		668,934,864

Industrials–11.5%
Aerospace & Defense–1.0%
BAE Systems PLC	3,713,604	37,318,233
European Aeronautic Defence & Space Co., NV	218,093	6,700,445

		44,018,678

Airlines–1.0%
Air France–KLM	415,900	15,278,240
Deutsche Lufthansa AG	980,000	28,142,208

		43,420,448

Building Products–0.5%
Cie de Saint-Gobain	218,638	22,829,940

Commercial Services & Supplies–0.5%
Capita Group PLC	1,412,539	20,886,797

4	Sanford C. Bernstein Fund, Inc.—2007 Annual Report

Company	Shares	U.S. $ Value

Construction & Engineering–0.3%
Vinci SA	148,907	$11,665,127

Electrical Equipment–1.9%
ABB Ltd.(a)	2,480,287	65,064,333
Renewable Energy Corp.(b)	386,900	17,805,927

		82,870,260

Industrial Conglomerates–0.6%
Siemens AG	185,774	25,479,732

Machinery–2.4%
Atlas Copco AB	1,971,246	33,961,353
Komatsu Ltd.	677,100	22,571,804
NGK Insulators Ltd.	1,515,000	48,531,874

		105,065,031

Marine–1.3%
Mitsui OSK Lines Ltd.	2,596,000	41,771,445
Nippon Yusen KK	1,824,000	17,713,242

		59,484,687

Trading Companies & Distributors–2.0%
Mitsui & Co. Ltd.	3,730,000	90,205,836

		505,926,536

Consumer Discretionary–10.4%
Auto Components–1.4%
Compagnie Generale des Etablissements Michelin–Class B	312,100	42,083,388
Denso Corp.	540,400	20,269,069

		62,352,457

Automobiles–5.2%
Fiat SpA	1,980,624	59,830,349
Nissan Motor Co., Ltd.	4,032,500	40,233,061
Porsche AG	15,575	33,038,019
Renault SA	487,900	70,795,235
Suzuki Motor Corp.	216,900	6,391,271
Toyota Motor Corp.	305,000	17,843,205

		228,131,140

Hotels Restaurants & Leisure–0.6%
Accor SA	275,491	24,441,578

Household Durables–1.2%
Sharp Corp.	2,290,000	41,388,295
Taylor Wimpey PLC	2,315,011	13,070,692

		54,458,987

Media–0.3%
Lagardere SCA	166,000	14,139,352

Specialty Retail–1.7%
Esprit Holdings Ltd.	2,541,500	40,270,358
Inditex SA	503,709	34,048,030

		74,318,388

		457,841,902

Company	Shares	U.S. $ Value

Energy–8.6%
Energy Equipment & Services–0.5%
Technip SA	260,492	$23,253,232

Oil, Gas & Consumable Fuels–8.1%
BP PLC	1,867,900	21,606,648
ENI SpA	1,367,200	50,487,629
Nippon Mining Holdings, Inc.	1,680,000	16,750,531
Origin Energy Ltd.	1,368,163	12,453,588
Petro-Canada	206,006	11,819,999
Petroplus Holdings AG(a)(b)	236,429	20,902,321
Repsol YPF SA	584,500	20,798,901
Royal Dutch Shell PLC–Class B	728,096	29,874,923
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	1,239,202	50,949,085
Royal Dutch Shell PLC (London)–Class A	893,200	36,798,612
Total SA	1,013,216	82,104,175

		354,546,412

		377,799,644

Information Technology–5.8%
Communications Equipment–2.5%
Nokia OYJ	2,900,517	110,055,914

Computers & Peripherals–1.9%
Fujitsu, Ltd.	3,484,000	24,513,152
Toshiba Corp.	6,342,000	58,932,848

		83,446,000

Office Electronics–0.9%
Canon, Inc.	508,100	27,572,222
Konica Minolta Holdings, Inc.	763,000	12,882,109

		40,454,331

Semiconductors & Semiconductor Equipment–0.5%
Sumco Corp.	501,100	20,274,316

		254,230,561

Telecommunication Services–5.4%
Diversified Telecommunication Services–3.2%
Deutsche Telekom AG–Class W	543,500	10,671,905
France Telecom SA	572,800	19,119,814
Nippon Telegraph & Telephone Corp.	3,824	17,767,422
Telefonica SA	2,443,307	68,261,622
TeliaSonera AB	3,102,405	27,955,439

		143,776,202

Wireless Telecommunication Services–2.2%
Vodafone Group PLC	26,664,264	96,110,913

		239,887,115

Schedule of Investments—International Portfolio	5

Company	Shares	U.S. $ Value

Health Care–4.9%
Biotechnology–0.5%
CSL Ltd./Australia	243,534	$23,107,175

Health Care Equipment & Supplies–1.3%
Alcon, Inc.	161,500	23,243,080
Essilor International SA	520,260	32,618,507

		55,861,587

Pharmaceuticals–3.1%
AstraZeneca PLC	420,000	21,021,431
GlaxoSmithKline PLC	445,200	11,808,079
Merck KGaA	251,547	30,309,440
Roche Holding AG(a)	223,150	40,406,224
Sanofi-Aventis	390,379	33,083,872

		136,629,046

		215,597,808

Consumer Staples–4.1%
Food & Staples Retailing–0.9%
Koninklijke Ahold NV(b)	1,341,200	20,240,236
Tesco PLC	1,913,109	17,147,999

		37,388,235

Food Products–1.7%
Nestle SA(a)	166,507	74,643,490

Household Products–0.9%
Reckitt Benckiser PLC	671,596	39,372,496

Personal Products–0.6%
L’Oreal SA	215,208	28,177,011

		179,581,232

Utilities–3.8%
Electric Utilities–1.9%
E.ON AG	354,100	65,374,268
The Tokyo Electric Power Co.	796,100	20,057,816

		85,432,084

Independent Power Producers & Energy Traders–0.8%
International Power PLC	3,771,902	34,815,839

Multi-Utilities–1.1%
RWE AG	289,000	36,310,935
Veolia Environnement	129,617	11,144,835

		47,455,770

		167,703,693

Total Common Stocks (cost $3,355,336,986)		4,317,310,991

RIGHTS–0.1%

Financials–0.1%
Diversified Financial Services–0.1%
Fortis(b)	754,000	4,002,614

Principal Amount (000)		U.S. $ Value

SHORT-TERM INVESTMENTS–0.8%
Repurchase Agreements–0.8%
State Street Bank & Trust Co. due 10/1/07 in the amount of $35,671,847 (collateralized by $35,665,000 U.S. Treasury, 4.75%, due 12/31/08, value $36,378,300) (cost $35,661,000)	$35,661	$35,661,000
Total Investments Before Security Lending Collateral—99.0% (cost $3,390,997,986)		4,356,974,605

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED–6.2%
Short Terms–6.2%
Bear Stearns, 3.90%, 9/28/07 due 10/01/07 in the amount of $46,014,950 (collateralized by $46,670,000 U.S. Treasury Inflation Index, 2.00%, due 1/15/26, value $46,982,463)	46,000	46,000,000
Deutsche Bank, 3.94%, 9/28/07 due 10/01/07 in the amount of $46,015,103 (collateralized by $43,924,000 U.S. Treasury Inflation Index, .875%, due 4/15/10, value $46,902,290)	46,000	46,000,000
Lehman Brothers, 3.00%, 9/28/07 due 10/01/07 in the amount of $46,011,500 (collateralized by $46,230,000 U.S. Treasury Note, 4.25%, due 11/30/07, value $46,903,082)	46,000	46,000,000
Morgan Stanley, 3.95%, 9/28/07 due 10/01/07 in the amount of $46,015,142 (collateralized by $44,435,000 U.S. Treasury Inflation Index, 2.50%, due 7/15/16, value $46,924,451)	46,000	46,000,000
RBS Greenwich, 4.00%, 9/28/07 due 10/01/07 in the amount of $46,015,333 (collateralized by $45,572,000 U.S. Treasury Note, 4.625%, due 11/15/09, value $46,956,188)	46,000	46,000,000
Royal Bank of Canada (missing rate), 10/01/07	43,811	43,811,000

Total Investment of Cash Collateral for Securities Loaned (cost $273,811,000)		273,811,000

Total Investments—105.2% (cost $3,664,808,986)(c)		4,630,785,605

Other assets less liabilities—(5.2)%		(230,389,154)

Net Assets—100.0%		$4,400,396,451

6	Sanford C. Bernstein Fund, Inc.—2007 Annual Report

FINANCIAL FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2007	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
FTSE 100 Index Future	198	December 2007	$25,331,389	$26,410,992	$1,079,603

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2007	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Swiss Franc settling 12/17/07	27,178	$23,059,953	$23,478,223	$418,270
Sale Contracts:
Swiss Franc settling 12/17/07	27,178	23,087,476	23,478,223	(390,747)

*	Fair valued.
(a)	Position, or a portion thereof, has been segregated to collateralize forward currency exchange contracts. The aggregate market value of these securities amounted to $363,659,566.
(b)	Non-income producing security.
(c)	At September 30, 2007, the cost basis for tax purposes was $3,669,114,909. Gross unrealized appreciation of investments was $1,009,883,533 and gross unrealized depreciation of investments was $48,212,837, resulting in net unrealized appreciation of $961,670,696 (excluding foreign currency and futures transactions).

See notes to financial statements.

Schedule of Investments—International Portfolio	7

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Emerging Markets Portfolio

September 30, 2007

Company	Shares	U.S. $ Value

COMMON STOCKS–93.3%
Financials–21.9%
Capital Markets–0.2%
Investcorp Bank BSC (GDR)(a)(b)	64	$1,744
Investcorp Bank BSC (GDR)(a)	19,789	539,250
Investcorp Bank BSC(a)(b)	200,900	5,474,525

		6,015,519

Commercial Banks–16.1%
ABSA Group Ltd.	1,142,893	20,743,376
Andhra Bank	2,222,000	5,885,407
Banco Comercial Portugues, SA–Class R	1	4
Banco do Brasil, SA	1,551,300	26,142,748
Banco Santander Chile, SA (ADR)	121,041	6,121,043
Bank Central Asia Tbk PT	27,425,000	18,406,757
Bank Hapoalim BM	5,595,800	28,943,819
Bank Leumi Le-Israel	5,472,700	24,260,406
Bank Mandiri Persero Tbk PT	31,791,500	12,235,492
Bank Rakyat Indonesia	11,100,200	7,998,782
Canara Bank	4,031,000	28,052,723
China Construction Bank Corp.–Class H	22,605,000	20,613,733
Hana Financial Group, Inc.	224,800	10,574,922
Industrial & Commercial Bank of China, Ltd.–Class H	48,936,000	34,120,154
Industrial Bank of Korea	1,301,300	28,000,734
Industrial Development Bank of India Ltd.	1,550,000	6,102,804
Investimentos Itau SA	6,315,137	43,582,369
Kookmin Bank	592,467	48,866,534
Malayan Banking Berhad	1,065,100	3,434,741
Oriental Bank Of Commerce	765,000	4,673,713
OTP Bank Nyrt	134,396	7,304,375
Punjab National Bank Ltd.	741,000	10,079,800
Shinhan Financial Group Co., Ltd.	652,077	42,230,442
Siam City Bank Public Co., Ltd.	1,638,500	842,813
Standard Bank Group Ltd.	1,567,500	22,633,114
State Bank of India Ltd. (GDR)	81,550	9,096,107
Turkiye Is Bankasi–Class C	2,842,402	17,097,444
Unibanco - Uniao de Bancos Brasileiros SA (GDR)	167,200	21,995,160
VTB Bank OJSC (GDR)(a)(b)	185,936	1,664,127
Woori Finance Holdings Co. Ltd.	398,330	9,035,023

		520,738,666

Diversified Financial Services–0.4%
FirstRand Ltd.	3,865,127	12,399,197

Company	Shares	U.S. $ Value

Insurance–3.2%
Cathay Financial Holding Co., Ltd.	10,688,053	$25,258,689
China Life Insurance Co., Ltd.–Class H	5,421,000	30,980,596
LIG Non-Life Insurance Co., Ltd.	175,000	4,656,693
Sanlam, Ltd.	12,913,657	41,861,372

		102,757,350

Real Estate–0.4%
BR Malls Participacoes SA(b)	243,100	2,873,964
Phoenix Mills Ltd.(b)	185,858	9,190,414

		12,064,378

Real Estate Investment Trusts (REITs)–0.1%
Sinpas Gayrimenkul Yatirim(b)	383,681	2,447,675

Real Estate Management & Development–1.0%
Ayala Land, Inc.	65,606,220	23,541,499
JHSF Participacoes SA (b)	48,400	257,975
Sino-Ocean Land Holdings Ltd.(b)	7,583,500	10,730,655

		34,530,129

Thrifts & Mortgage Finance–0.5%
Housing Development Finance Corp.	285,326	18,064,736

		709,017,650

Materials–15.6%
Chemicals–2.1%
Hanwha Chem Corp.	480,510	12,627,606
Honam Petrochemical Corp.	102,100	16,791,837
PTT Chemical PCL	5,938,693	22,351,317
Taiwan Fertilizer Co. Ltd.	7,106,000	17,068,171

		68,838,931

Construction Materials–0.4%
Asia Cement Corp.	432	754
Cemex SAB de CV(b)	4,307,334	12,862,063

		12,862,817

Metals & Mining–12.9%
Antofagasta PLC	744,800	11,618,928
BHP Billiton PLC	409,321	14,523,610
Cherepovets Severstal (GDR)(a)	206,650	4,349,982
China Steel Corp.	18,019,945	26,337,282
Cia Vale do Rio Doce (ADR)	2,957,400	84,138,030
Evraz Group SA (GDR)	101,028	6,395,072
Gerdau SA (ADR)	1,364,075	35,766,047
Hyundai Steel Co.	291,380	24,450,371
Impala Platinum Holdings Ltd.	430,041	14,987,936
Jiangxi Copper Co. Ltd.–Class H	3,033,000	9,774,582
Kardemir Karabuk Demir Celik-Class D(b)	3,002,601	3,418,602
KGHM Polska Miedz SA	253,000	11,864,624
Magnitogorsk Iron & Steel Works (GDR)(a)	680,500	10,309,575
Magnitogorsk Iron & Steel Works (GDR)(a)	458,500	6,946,275

8	Sanford C. Bernstein Fund, Inc.—2007 Annual Report

Company	Shares	U.S. $ Value

MMC Norilsk Nickel (ADR)	140,117	$38,111,824
Posco	29,116	21,069,537
Severstal (GDR)(a)	208,148	4,412,738
Southern Copper Corp.	210,000	26,004,300
Steel Authority of India Ltd.	6,734,595	34,888,456
Sterlite Industries India Ltd.	223,975	4,198,981
Sterlite Industries India Ltd. (ADR)(b)	345,238	6,386,903
Usinas Siderurgicas De Minas	116,500	9,120,431
Vimetco NV (GDR)(a)(b)	692,013	6,574,123

		415,648,209

Paper & Forest Products–0.2%
Empresas CMPC SA	68,100	2,439,403
Votorantim Celulose e Papel, SA ADR (ADR)	156,000	4,464,720

		6,904,123

		504,254,080

Energy–13.1%
Energy Equipment & Services–1.0%
Integra Group Holdings (GDR)(b)	265,184	4,123,611
Tenaris SA	6	159
Tenaris SA (ADR)	537,910	28,304,824

		32,428,594

Oil, Gas & Consumable Fuels–12.1%
Brasil Ecodiesel Industria E(b)	570,400	3,699,976
Chennai Petroleum Corp. Ltd.	692,266	4,866,086
China Petroleum & Chemical Corp.–Class H	36,489,000	44,789,220
China Shenhua Energy Co., Ltd.–Class H	3,272,000	19,637,113
CNOOC Ltd.	18,522,000	30,930,157
Gazprom OAO (ADR)	1,105,850	48,767,985
The Great Eastern Shipping Co. Ltd.	1,175,930	9,967,713
GS Holdings Corp.	133,400	7,570,177
LUKOIL (ADR)	109,900	9,085,821
LUKOIL (ADR)	656,832	54,582,739
MOL Hungarian Oil and Gas NyRt	51,200	8,296,570
OAO Gazprom (ADR)	268,409	11,785,832
PetroChina Co., Ltd.–Class H	8,096,000	15,037,334
Petroleo Brasileiro SA (ADR)	495,380	32,051,086
PTT PCL	3,144,400	30,824,753
Rayong Refinery PCL	13,340,200	9,924,875
Sasol Ltd.	254,623	10,932,823
SK Energy Co. Ltd.(b)	61,850	10,812,937
Thai Oil Public Co., Ltd.	3,820,700	9,586,585
Tupras-turkiye Petrol Rafinerileri A.S.	619,550	16,385,899

		389,535,681

		421,964,275

Company	Shares	U.S. $ Value

Information Technology–12.0%
Communications Equipment–0.4%
AAC Acoustic Technology Holdings, Inc.(b)	8,023,000	$9,890,053
Delta Networks, Inc.(b)	3,987,000	1,692,482

		11,582,535

Computers & Peripherals–1.9%
Catcher Technology Co. Ltd.	1,179,000	8,550,956
CMC Magnetics Corp.(b)	26,933,000	12,042,492
Compal Electronics, Inc.	12,849,946	14,556,114
InnoLux Display Corp.	1,353,485	5,782,223
Positivo Information SA	68,500	1,494,817
Quanta Computer, Inc.	742,210	1,168,469
Ritek Corp.(b)	12,760,000	4,516,755
Wistron Corp.	5,153,233	9,288,983
Wistron Corp. (GDR)(a)	189,934	3,418,812

		60,819,621

Electronic Equipment & Instruments–2.6%
AU Optronics Corp.	11,371,909	19,388,701
AU Optronics Corp. (ADR)	1,187,711	20,096,070
DataTec Ltd.	1,265,000	6,525,329
Delta Electronics, Inc.	676,200	2,608,934
HON HAI Precision Industry Co. Ltd.	3,322,800	25,028,614
LG.Philips LCD Co. Ltd.(b)	210,190	10,016,151

		83,663,799

Internet Software & Services–0.0%
Mercadolibre, Inc.(b)	18,400	673,992

IT Services–0.1%
Redecard SA(b)	197,700	3,688,674

Semiconductors & Semiconductor Equipment–7.0%
Advanced Semiconductor Engineering, Inc.	3,747,998	4,096,713
Hynix Semiconductor, Inc.(b)	704,000	23,990,102
King Yuan Electronics Co. Ltd.	11,029,037	7,082,159
MediaTek, Inc.	261,000	4,691,818
Pixart Imaging, Inc.	1,002,100	8,153,932
Powerchip Semiconductor Corp.	52,223,570	25,867,374
Richtek Technology Corp.	519,800	6,186,356
Samsung Electronics Co., Ltd.	130,344	81,561,255
Siliconware Precision Industries Co.	9,583,331	21,668,715
Taiwan Semiconductor Manufacturing Co. Ltd.	11,348,156	21,874,986
United Microelectronics Corp.*	31,180,403	22,310,207

		227,483,617

		387,912,238

Schedule of Investments—Emerging Markets Portfolio	9

Company	Shares	U.S. $ Value

Telecommunication Services–10.1%
Diversified Telecommunication Services–3.9%
Carso Global Telecom SA de CV(b)	738,200	$3,205,926
China Netcom Group Corp. Ltd.	9,285,700	24,776,564
China Telecom Corp. Ltd.–Class H	31,600,000	24,052,121
Golden Telecom, Inc.	130,900	10,536,141
Telefonos de Mexico SA de CV	3,839,800	6,294,696
Telefonos de Mexico SA de CV (ADR)	440,600	14,482,522
Telekomunikasi Indonesia Tbk PT	36,426,000	44,050,179

		127,398,149

Wireless Telecommunication Services–6.2%
America Movil SAB de CV Series L (ADR)	750,400	48,025,600
Bharti Airtel Ltd.(b)	1,659,634	39,029,097
China Mobile Ltd.	1,589,500	26,060,626
Digi.Com BHD	915,600	5,772,407
Mobile Telesystems OJSC (ADR)	21,300	1,476,303
MTN Group Ltd.	1,440,392	21,837,589
Partner Communications Co	291,564	4,901,787
Philippine Long Distance Telephone Co.	308,900	19,890,051
Tim Participacoes SA (ADR)	124,100	5,033,496
Turkcell Iletisim Hizmet AS	1,001,492	8,532,492
Vimpel-Communications (ADR)	712,000	19,252,480

		199,811,928

		327,210,077

Industrials–6.6%
Airlines–0.1%
Thai Airways International Pcl	2,454,800	3,008,070

Construction & Engineering–2.5%
Aveng, Ltd.	1,897,320	15,089,283
CH. Karnchang PCL	5,162,900	1,370,748
China Communications Construction Co. Ltd.–Class H	8,292,000	19,671,022
Daelim Industrial Co.	73,242	13,507,450
Empresas ICA SAB de CV(b)	719,000	4,335,404
Empresas ICA SAB de CV (ADR)(b)	75,200	1,804,800
Gamuda Bhd	454,100	1,171,211
GS Engineering & Construction Corp.	62,730	10,842,453
Orascom Construction Industries (GDR)(a)	75,361	12,768,278

		80,560,649

Electrical Equipment–0.9%
Bharat Heavy Electricals Ltd.	391,728	19,947,457
Harbin Power Equipment–Class H	1,002,000	2,502,183
Silitech Technology Corp.	1,520,122	7,625,683

		30,075,323

Company	Shares	U.S. $ Value

Industrial Conglomerates–1.7%
Alfa SA de CV–Class A	3,159,100	$21,344,880
Bidvest Group Ltd.	1,131,519	22,229,829
Murray & Roberts Holdings Ltd.	731,224	9,545,031

		53,119,740

Machinery–0.7%
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	286,090	17,995,318
Hanjin Heavy Industries & Construction Co. Ltd.(b)	51,300	4,568,346

		22,563,664

Marine–0.4%
China COSCO Holdings Co. Ltd.–Class H	748,500	2,330,606
Precious Shipping PCL	1,896,000	2,074,398
Regional Container Lines Public Co., Ltd.	5,141,900	4,838,112
Thoresen Thai Agencies Pcl	2,743,100	4,721,893

		13,965,009

Road & Rail–0.2%
All America Latina Logistica SA	284,809	4,055,382
Localiza Rent A CAR	314,400	3,207,463

		7,262,845

Transportation Infrastructure–0.1%
Cia de Concessoes Rodoviarias	160,500	3,231,015

		213,786,315

Consumer Discretionary–5.7%
Auto Components–0.6%
Hyundai Mobis	180,260	19,079,035

Automobiles–1.7%
Ford Otomotiv Sanayi AS	625,261	6,613,160
Great Wall Motor Co. Ltd.–Class H	8,380,500	12,417,284
Hyundai Motor Co.	75,740	3,032,211
Hyundai Motor Co.	417,810	33,652,854

		55,715,509

Hotels Restaurants & Leisure–0.0%
Magnum Corp. BHD	1,847,000	1,564,983

Household Durables–0.4%
Gafisa SA (ADR)(b)	229,600	7,746,704
Urbi Desarrollos Urbanos SA de C.V.(b)	1,878,400	6,749,421

		14,496,125

Leisure Equipment & Products–0.3%
Largan Precision Co., Ltd.	773,200	8,441,856

Media–1.0%
CTC Media, Inc.(b)	15,600	342,576
Grupo Televisa SA (ADR)	459,300	11,101,281
Naspers Ltd.–Class N	630,847	17,461,951

10	Sanford C. Bernstein Fund, Inc.—2007 Annual Report

Company	Shares	U.S. $ Value

NET Servicos de Comunicacao SA(b)	228,000	$3,739,051
NET Servicos de Comunicacao SA (ADR)	24,000	397,920

		33,042,779

Multiline Retail–1.0%
Lojas Renner SA	516,500	10,341,271
Lotte Shopping Co. Ltd.	48,099	20,452,624

		30,793,895

Specialty Retail–0.2%
Foschini Ltd.	715,200	5,406,360

Textiles Apparel & Luxury Goods–0.5%
Pacific Textile Holdings Ltd.(b)	5,630,000	2,933,103
POU Chen Corp.	6,868,797	6,862,288
Weiqiao Textile Co.–Class H	3,936,100	7,373,394

		17,168,785

		185,709,327

Consumer Staples–3.9%
Beverages–0.9%
Central European Distribution Corp.(b)	138,976	6,658,340
Cia de Bebidas das Americas (ADR)	140,747	10,292,828
Compania Cervecerias Unidas SA	185,800	1,378,348
Compania Cervecerias Unidas SA (ADR)	33,500	1,289,750
Fomento Economico Mexicano SAB de CV (ADR)	208,127	7,783,950

		27,403,216

Food & Staples Retailing–0.4%
Centros Comerciales Sudamericanos SA	1,196,503	4,707,319
Wal-Mart de Mexico SAB de CV Series V	1,939,500	7,110,826

		11,818,145

Food Products–1.8%
China Mengniu Dairy Co., Ltd.	2,327,000	10,041,441
China Yurun Food Group Ltd.	21,902,000	31,466,084
DaChan Food Asia Ltd.(b)	247,000	92,142
Marfrig Friforificos E Comer (b)	496,300	5,144,408
Multiexport Foods SA(b)	1,925,116	1,232,225
Universal Robina Corp.	10,337,000	3,712,040
Wimm-Bill-Dann Foods OJSC (ADR)	67,588	7,390,072

		59,078,412

Personal Products–0.0%
Amorepacific Corp.	927	690,790

Company	Shares	U.S. $ Value

Tobacco–0.8%
ITC Ltd.	2,067,914	$9,793,573
KT&G Corp.	210,430	16,417,979

		26,211,552

		125,202,115

Utilities–2.2%
Electric Utilities–0.9%
CEZ	165,425	10,168,154
Cia Energetica de Minas Gerais (ADR)	141,000	3,007,530
Cia Energetica de Minas Gerais	255,382	5,433,660
CPFL Energia, SA (ADR)	33,600	1,956,528
Eletropaulo Metropolitana de Sao Paulo SA	35,934,000	2,391,679
Enersis SA/Chile (ADR)	296,500	5,259,910

		28,217,461

Independent Power Producers & Energy Traders–0.4%
China Resources Power Holdings Co.	1,686,000	5,198,550
Glow Energy PCL	6,475,600	6,612,575

		11,811,125

Water Utilities–0.9%
Cia de Saneamento Basico do Estado de Sao Paulo	1,005,600	25,208,576
Cia de Saneamento de Minas Gerais-COPASA	328,100	5,369,885

		30,578,461

		70,607,047

Health Care–2.2%
Health Care Equipment & Supplies–0.2%
China Medical Technologies, Inc. (ADR)	155,600	6,658,124

Health Care Providers & Services–0.4%
Network Healthcare Holdings Ltd.(b)	6,699,581	11,592,849

Pharmaceuticals–1.6%
Ranbaxy Laboratories Ltd.	1,173,391	12,786,589
Simcere Pharmaceutical Group (ADR)(b)	633,900	10,098,027
Teva Pharmaceutical Industries, Ltd. (ADR)	556,900	24,765,343
The United Laboratories Ltd.(b)	5,158,000	3,828,432

		51,478,391

		69,729,364

Schedule of Investments—Emerging Markets Portfolio	11

Company	Shares	U.S. $ Value

Consumer Cyclicals–0.0%
Broadcasting & Publishing–0.0%
Dogan Yayin Holding(b)	1	$3

Total Common Stocks (cost $1,952,330,325)		3,015,392,491

NON-CONVERTIBLE–PREFERRED STOCKS–4.8%
Energy–2.2%
Oil, Gas & Consumable Fuels–2.2%
Petroleo Brasileiro SA	2,217,800	71,627,802

Materials–1.6%
Metals & Mining–1.6%
Usinas Siderurgicas de Minas Gerais SA	731,000	51,046,372

Information Technology–0.8%
Semiconductors & Semiconductor Equipment–0.8%
Samsung Electronics Co., Ltd.	53,430	24,760,642

Utilities–0.2%
Independent Power Producers & Energy Traders–0.2%
Cia Paranaense De Energia	478,400	7,647,092

Total Non-Convertible–Preferred Stocks (cost $70,230,234)		155,081,908

WARRANTS–0.3%
Financials–0.3%
Commercial Banks–0.3%
Sberbank, expiring 2/23/10(b)	2,221	9,261,570

Industrials–0.0%
Construction & Engineering–0.0%
Gamuda Bhd, expiring 6/11/08(a)(b)	565,400	1,475,129

Total Warrants (cost $9,791,888)		10,736,699

Principal Amount (000)		U.S. $ Value

SHORT-TERM INVESTMENTS–1.0%
Repurchase Agreements–1.0%
State Street Bank & Trust Co.	$31,065	$31,065,000
due 10/1/07 in the amount of $31,074,449 (collateralized by $31,330,000 U.S. Treasury, 3.75%, due 5/15/08, value $31,683,424) (cost $31,065,000)

Total Investments—99.4% (cost $2,063,417,447)(c)		3,212,276,098

Other assets less liabilities—0.6%		17,773,995

Net Assets—100.0%		$3,230,050,093

*	Fair valued.
(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2007, the aggregate market value of these securities amounted to $57,934,558 or 1.8% of net assets.
(b)	Non-income producing security.
(c)	At September 30, 2007, the cost basis for tax purposes was $2,064,687,532. Gross unrealized appreciation of investments was $1,170,629,811 and gross unrealized depreciation of investments was $23,041,245, resulting in net unrealized appreciation of $1,147,588,566 (excluding foreign currency transactions).

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

See notes to financial statements.

12	Sanford C. Bernstein Fund, Inc.—2007 Annual Report

SCB–ST–1946–0907

Sanford C. Bernstein Fund, Inc.

September 30, 2007

Schedule of Investments To the Annual Report For the Taxable Bond Portfolios

Intermediate Duration

Short Duration Plus

U.S. Government Short Duration

Sanford C. Bernstein Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Sanford C. Bernstein Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities included in the accompanying Annual Report, including the schedules of investments contained herein, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Intermediate Duration Portfolio, Short Duration Plus Portfolio, and U.S. Government Short Duration Portfolio (three of the twelve portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter referred to as the “Fund”) at September 30, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, except for the financial highlights of the Short Duration Retail Classes of the Short Duration Plus Portfolio, which are presented in a separate financial report, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 28, 2007

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Intermediate Duration Portfolio

September 30, 2007

	Principal Amount (000)	U.S. $ Value

MORTGAGE PASS-THRUS–40.5%
Fixed Rate 30-Year–31.2%
Federal Gold Loan Mortgage Corp. 4.50%, 8/01/35–3/01/37(a)	$78,007	$72,478,005
6.00%, 12/01/36–8/01/37(a)	84,975	85,080,494
7.00%, 5/01/25–2/01/37(a)	52,314	54,017,940
Federal National Mortgage Association 6.00%, 10/01/31–9/01/37(a)	101,482	101,752,438
5.50%, 4/01/33–5/01/36(a)	690,829	677,785,501
5.00%, 11/01/33–2/01/36(a)	118,108	112,876,643
4.50%, 8/01/35–9/01/37(a)	134,349	124,802,273
6.50%, 11/01/35–8/01/37(a)	346,448	352,792,069

		1,581,585,363

Agency Arms–5.1%
Federal Home Loan Mortgage Corp. 5.94%, 11/01/36(a)(b)	25,269	25,517,925
5.855%, 12/01/36(a)(b)	5,781	5,836,825
5.975%, 12/01/36(a)(b)	15,486	15,653,360
5.998%, 2/01/37(a)(b)	21,658	21,914,058
5.937%, 3/01/37(a)(b)	15,108	15,229,037
6.066%, 3/01/37(a)(b)	30,574	30,900,383
5.849%, 8/01/37(a)(b)	25,393	25,586,277
Federal National Mortgage Association 4.672%, 8/01/35(a)(b)	8,783	8,772,230
5.807%, 3/01/36(a)(b)	16,785	16,993,429
5.465%, 5/01/36(a)(b)	4,695	4,731,099
5.924%, 6/01/36(a)(b)	11,998	12,162,030
6.034%, 11/01/36(a)(b)	9,400	9,532,144
5.692%, 12/01/36(a)(b)	11,657	11,775,669
6.107%, 3/01/37(a)(b)	25,346	25,781,902
5.79%, 8/01/37(a)(b)	16,255	16,361,267
5.949%, 10/01/37(a)(b)	10,915	11,051,975

		257,799,610

Non-Agency Arms–2.1%
Banc of America Funding Corp. Series 2007-C Class 1A3 5.761%, 5/20/36(a)(b)	20,781	20,708,505
Bear Stearns Alt-A Trust Series 2006-1 Class 22A1 5.41%, 2/25/36(a)(b)	10,424	10,342,511
Series 2006-3 Class 22A1 6.224%, 5/25/36(a)(b)	7,159	7,216,228
Series 2007-1 Class 21A1 5.732%, 1/25/47(a)(b)	29,581	29,527,694
Citigroup Mortgage Loan Trust, Inc. Series 2005-2 Class 1A4 5.106%, 5/25/35(a)(b)	17,991	17,669,459

	Principal Amount (000)	U.S. $ Value

Indymac Index Mortgage Loan Trust Series 2006-AR7 Class 4A1 6.234%, 5/25/36(a)(b)	$8,949	$8,993,555
Residential Funding Mortgage Securities I, Inc. Series 2005-SA3 Class 3A 5.236%, 8/25/35(a)(b)	11,365	11,104,685

		105,562,637

Fixed Rate 15-Year–2.1%
Federal National Mortgage Association 5.00%, 4/01/19–12/01/21(a)	106,165	104,244,133

Total Mortgage Pass-Thrus (cost $2,056,241,348)		2,049,191,743

CORPORATES–INVESTMENT GRADE–13.9%
Corporates–13.9%
Financial Institutions–4.5%
Banking–1.4%
Barclays Bank PLC 8.55%, 9/29/49(a)(b)(c)	6,460	6,985,043
BK Tokyo-Mitsub UFJ NY 7.40%, 6/15/11(a)	1,210	1,300,503
BOI Capital Funding Number 2 5.571%, 2/01/49(a)(c)	1,500	1,341,957
Citigroup, Inc. 5.00%, 9/15/14(a)	7,128	6,870,807
Mitsubishi UFG Capital Finance 1, Ltd. 6.346%, 7/29/49(a)	3,245	3,084,590
RBS Capital Trust III 5.512%, 9/29/49(a)(b)	10,580	9,899,061
Resona Bank, Ltd. 5.85%, 9/29/49(a)(c)	1,300	1,222,638
Resona Preferred Global Securities 7.191%, 12/29/49(a)(b)(c)	2,460	2,468,662
Sumitomo Mitsui Banking Corp. 5.625%, 7/29/49(a)(b)(c)	2,270	2,112,310
Suntrust Bank 5.70%, 6/02/09(a)(b)	4,770	4,762,266
The Huntington National Bank Senior Note 4.375%, 1/15/10(a)	4,100	4,015,708
UBS Preferred Funding Trust I 8.622%, 10/29/49(a)	6,990	7,591,580
UFJ Finance Aruba AEC 6.75%, 7/15/13(a)	2,366	2,448,829
Wachovia Capital Trust III 5.80%, 8/29/49(a)	5,965	5,924,981
Wells Fargo & Co. Senior Note 4.20%, 1/15/10(a)	4,455	4,380,405
Zions Bancorporation 5.50%, 11/16/15(a)	4,040	3,879,612

		68,288,952

Schedule of Investments—Intermediate Duration Portfolio	1

	Principal Amount (000)	U.S. $ Value

Brokerage–0.5%
Lehman Brothers Holdings, Inc. 4.80%, 3/13/14(a)	$3,322	$3,090,118
6.50%, 7/19/17(a)	4,099	4,154,078
Merrill Lynch & Co., Inc. 6.00%, 2/17/09(a)	3,680	3,705,502
The Bear Stearns Co., Inc. 5.55%, 1/22/17(a)	12,915	12,191,347
The Goldman Sachs Group, Inc. 4.75%, 7/15/13(a)	4,795	4,576,679

		27,717,724

Finance–1.9%
American General Finance Corp. Medium-Term Note 4.625%, 5/15/09(a)	10,015	9,928,290
Capital One Bank 4.25%, 12/01/08(a)	4,534	4,481,895
Subordinated Note 6.50%, 6/13/13(a)	2,884	2,923,093
CIT Group, Inc. 5.85%, 9/15/16(a)	11,860	11,171,361
Core Investment Grade Trust 4.642%, 11/30/07(a)	17,015	16,980,699
Countrywide Financial Corp. 5.80%, 6/07/12(a)	2,204	2,065,776
6.25%, 5/15/16(a)	9,818	8,884,937
Countrywide Home Loans, Inc. Medium-Term Note, Series L 4.00%, 3/22/11(a)	6,843	6,127,051
General Electric Capital Corp. 4.375%, 11/21/11(a)	6,275	6,092,146
HSBC Finance Corp. 7.00%, 5/15/12(a)	6,575	6,912,797
iStar Financial, Inc. Senior Note 5.65%, 9/15/11(a)	7,370	7,005,038
5.15%, 3/01/12(a)	2,965	2,743,514
SLM Corp. 5.375%, 1/15/13(a)	12,175	11,022,880

		96,339,477

Insurance–0.6%
Berkshire Hathaway Finance Corp. 4.20%, 12/15/10(a)	5,700	5,564,688
Humana, Inc. Senior Note 6.30%, 8/01/18(a)	3,550	3,549,606
Liberty Mutual Group 5.75%, 3/15/14(a)(c)	4,025	3,936,804
MetLife, Inc. 5.00%, 11/24/13(a)	4,125	4,048,361
The Allstate Corp. 6.125%, 5/15/37(a)(b)	11,695	11,466,480
WellPoint, Inc. 3.75%, 12/14/07(a)	1,796	1,789,466

		30,355,405

	Principal Amount (000)	U.S. $ Value

Real Estate Investment Trust–0.1%
Simon Property Group LP 6.375%, 11/15/07(a)	$4,290	$4,291,802

		226,993,360

Industrial–7.4%
Basic Industry–0.4%
International Paper Co. 5.30%, 4/01/15(a)	5,170	4,991,377
International Steel Group, Inc. 6.50%, 4/15/14(a)	5,565	5,525,616
The Dow Chemical Co. 7.375%, 11/01/29(a)	755	826,182
Union Carbide Corp. Debenture 7.75%, 10/01/96(a)	3,600	3,796,603
Westvaco Corp. 8.20%, 1/15/30(a)	1,700	1,790,879
Weyerhaeuser Co. 5.95%, 11/01/08(a)	4,060	4,080,316

		21,010,973

Capital Goods–0.3%
Hutchison Whampoa International, Ltd. 7.45%, 11/24/33(a)(c)	5,920	6,656,010
Textron Financial Corp. 4.125%, 3/03/08(a)	4,945	4,923,974
TYCO International Group, SA 6.00%, 11/15/13(a)	4,950	4,996,629

		16,576,613

Communications–Media–1.1%
British Sky Broadcasting Group PLC 6.875%, 2/23/09(a)	2,115	2,164,284
BSKYB Finance United Kingdom PLC 5.625%, 10/15/15(a)(c)	6,400	6,158,381
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22(a)	5,575	7,089,677
Comcast Cable Communications, LLC 6.20%, 11/15/08(a)	2,694	2,720,342
Comcast Corp. 5.30%, 1/15/14(a)	4,800	4,660,185
Cox Enterprises, Inc. 4.375%, 5/01/08(a)(c)	6,050	6,012,345
News America Holdings, Inc. 9.25%, 2/01/13(a)	4,810	5,570,764
News America, Inc. 6.55%, 3/15/33(a)	3,525	3,475,308
R. R. Donnelley & Sons Co. 4.95%, 4/01/14(a)	2,635	2,485,161
Time Warner Entertainment Co. Senior Debenture 8.375%, 3/15/23(a)	10,450	12,098,237
WPP Finance Corp. 5.875%, 6/15/14(a)	3,490	3,577,637

		56,012,321

2	Sanford C. Bernstein Fund, Inc.—2007 Annual Report

	Principal Amount (000)	U.S. $ Value

Communications–Telecommunications–2.4%
AT&T Corp. 7.30%, 11/15/11(a)	$5,600	$6,015,979
8.00%, 11/15/31(a)	1,800	2,190,073
Embarq Corp. 6.738%, 6/01/13(a)	795	826,586
7.082%, 6/01/16(a)	19,010	19,707,477
New Cingular Wireless Services, Inc. 7.875%, 3/01/11(a)	8,465	9,159,215
8.75%, 3/01/31(a)	5,010	6,342,901
Qwest Corp. 7.875%, 9/01/11(a)	11,690	12,274,500
8.875%, 3/15/12(a)	8,685	9,477,506
Sprint Capital Corp. 8.375%, 3/15/12(a)	20,520	22,593,238
Telecom Italia Capital SA 4.00%, 11/15/08–1/15/10(a)	14,640	14,291,739
6.375%, 11/15/33(a)	1,375	1,326,992
Verizon Communications, Inc. 4.90%, 9/15/15(a)	4,390	4,181,699
Verizon New Jersey, Inc. Debenture 5.875%, 1/17/12(a)	5,695	5,793,096
Vodafone Group PLC 5.50%, 6/15/11(a)	8,020	8,041,341

		122,222,342

Consumer Cyclical–Automotive–0.1%
DaimlerChrysler North America Corp. 4.875%, 6/15/10(a)	2,995	2,961,016

Consumer Cyclical–Other–0.7%
Centex Corp. 5.45%, 8/15/12(a)	12,724	11,617,305
Starwood Hotels & Resorts Worldwide, Inc. 7.875%, 5/01/12(a)	8,008	8,545,737
7.375%, 11/15/15(a)	7,666	7,932,324
Toll Brothers Finance Corp. 6.875%, 11/15/12(a)	4,005	3,877,309
5.15%, 5/15/15(a)	1,255	1,074,862

		33,047,537

Consumer Non-Cyclical–1.6%
Altria Group, Inc. 7.75%, 1/15/27(a)	7,005	8,606,168
Bunge, Ltd. Finance Corp. 5.10%, 7/15/15(a)	5,359	4,991,062
Cadbury Schweppes Finance 5.125%, 10/01/13(a)(c)	11,945	11,413,041
ConAgra Foods, Inc. 7.875%, 9/15/10(a)	1,223	1,316,773
Fisher Scientific International, Inc. 6.75%, 8/15/14(a)	2,206	2,221,352
6.125%, 7/01/15(a)	1,472	1,445,148
Kraft Foods, Inc. 5.25%, 10/01/13(a)	6,910	6,781,039

	Principal Amount (000)	U.S. $ Value

Reynolds American, Inc. 7.25%, 6/01/13(a)	$11,680	$12,330,669
7.625%, 6/01/16(a)	11,435	12,174,879
Safeway, Inc. 4.125%, 11/01/08(a)	2,809	2,787,466
6.50%, 3/01/11(a)	1,895	1,982,511
Tyson Foods, Inc. 6.85%, 4/01/16(a)	11,850	12,211,626
Wyeth 5.50%, 2/01/14(a)	5,331	5,301,168

		83,562,902

Energy–0.2%
Amerada Hess Corp. 7.875%, 10/01/29(a)	3,617	4,157,441
Tengizchevroil Finance Co. 6.124%, 11/15/14(a)(c)	1,840	1,812,216
Valero Energy Corp. 6.875%, 4/15/12(a)	6,055	6,380,414

		12,350,071

Technology–0.6%
Cisco Systems, Inc. 5.25%, 2/22/11(a)	3,090	3,118,743
Electronic Data Systems Corp. 6.50%, 8/01/13(a)	13,077	13,193,765
International Business Machines Corp. Medium-Term Note 4.375%, 6/01/09(a)	1,720	1,717,852
Motorola, Inc. 7.625%, 11/15/10(a)	609	646,659
7.50%, 5/15/25(a)	975	1,011,952
6.50%, 9/01/25(a)	6,135	5,940,637
Xerox Corp. 7.625%, 6/15/13(a)	2,250	2,337,871

		27,967,479

		375,711,254

NON CORPORATE SECTOR–0.5%
Agency–Not Government Guaranteed–0.5%
Gaz Capital 6.212%, 11/22/16(a)(c)	24,820	24,455,146

Utilities–1.5%
Electric–1.2%
Carolina Power & Light Co. 6.50%, 7/15/12(a)	5,775	6,057,143
Consumers Energy Co. Series C 4.25%, 4/15/08(a)	2,810	2,790,142
Exelon Corp. 6.75%, 5/01/11(a)	7,415	7,707,759
FirstEnergy Corp. 6.45%, 11/15/11(a)	7,945	8,214,057
7.375%, 11/15/31(a)	7,850	8,590,490

Schedule of Investments—Intermediate Duration Portfolio	3

	Principal Amount (000)		U.S. $ Value

MidAmerican Energy Holdings Co. Senior Note 5.875%, 10/01/12(a)		$2,400	$2,437,056
NiSource Finance Corp. 7.875%, 11/15/10(a)		3,010	3,221,850
Pacific Gas & Electric Co. 4.80%, 3/01/14(a)		3,280	3,126,706
Progress Energy, Inc. 7.10%, 3/01/11(a)		2,277	2,394,748
Public Service Co. of Colorado 7.875%, 10/01/12(a)		2,545	2,815,544
SPI Electricity & Gas Australia Holdings Pty, Ltd. 6.15%, 11/15/13(a)(c)		5,805	5,914,198
Wisconsin Energy Corp. 6.25%, 5/15/67(a)(b)		5,810	5,477,558

			58,747,251

Utility–Natural Gas–0.3%
Duke Energy Field Services Corp. 7.875%, 8/16/10(a)		2,100	2,239,812
Enterprise Products Operating LP Series B 5.60%, 10/15/14(a)		3,310	3,242,278
TransCanada Pipelines, Ltd. Subordinated Note 6.35%, 5/15/67(a)(b)		12,800	12,284,723

			17,766,813

			76,514,064

Total Corporates–Investment Grade (cost $708,810,812)			703,673,824

NON-US DOLLAR–8.9%
Government-Related–Sovereigns–8.9%
Japan Government 0.80%, 2/15/09(a)	JPY	21,828,000	190,092,017
0.70%, 6/20/10(a)		19,007,050	164,152,969
Kingdom of Sweden 5.00%, 1/28/09(a)	SEK	311,235	48,925,537
United Mexican States 8.00%, 12/19/13(a)	MXN	537,270	49,515,256

Total Non-US Dollar (cost $439,434,343)			452,685,779

COMMERCIAL MORTGAGE BACKED SECURITIES–8.3%
Non-Agency Adjustable Rate CMBS–0.1%
GS Mortgage Securities Corp. II Series 2007-EOP Class E 6.238%, 3/06/20(a)(b)(c)	$U.S.	5,835	5,689,125

	Principal Amount (000)	U.S. $ Value

Non-Agency Fixed Rate CMBS–8.2%
Banc America Commercial Mortgage, Inc. Series 2001-PB1 Class A2 5.787%, 5/11/35(a)	$7,520	$7,616,064
Series 2004-3 Class A5 5.494%, 6/10/39(a)	13,780	13,772,187
Series 2004-4 Class A3 4.128%, 7/10/42(a)	8,850	8,674,576
Series 2004-6 Class A2 4.161%, 12/10/42(a)	11,835	11,584,013
Bear Stearns Commercial Mortgage Securities, Inc. Series 2006-PW12 Class A4 5.895%, 9/11/38(a)	15,245	15,363,911
Series 2006-PW11 Class A4 5.624%, 3/11/39(a)	15,615	15,617,967
Series 2005-T18 Class A4 4.933%, 2/13/42(a)	12,490	12,052,535
Citigroup Commercial Mortgage Trust Series 2004-C1 Class A4 5.529%, 4/15/40(a)	10,280	10,243,671
Commercial Mortgage Asset Trust Series 1999-C1 Class A3 6.64%, 1/17/32(a)	0	83
Credit Suisse Mortgage Capital Certificates Series 2006-C3 Class A3 6.021%, 6/15/38(a)	3,555	3,607,248
CS First Boston Mortgage Securities Corp. Series 2003-CK2 Class A2 3.861%, 3/15/36(a)	7,055	6,983,725
Series 2004-C1 Class A4 4.75%, 1/15/37(a)	4,400	4,222,014
Series 2005-C1 Class A4 5.014%, 2/15/38(a)	10,900	10,387,511
GE Capital Commercial Mortgage Corp. Series 2005-C3 Class A3FX 4.863%, 7/10/45(a)	12,735	12,576,737
Greenwich Capital Commercial Funding Corp. Series 2003-C1 Class A4 4.111%, 7/05/35(a)	9,240	8,658,295
Series 2003-C2 Class A3 4.533%, 1/05/36(a)	2,526	2,467,152
Series 2005-GG3 Class A2 4.305%, 8/10/42(a)	13,565	13,299,061
GS Mortgage Securities Corp. II Series 2004-GG2 Class A6 5.396%, 8/10/38(a)	100	99,107
JPMorgan Chase Commercial Mortgage Securities Series 2004-C1 Class A2 4.302%, 1/15/38(a)	9,775	9,447,336

4	Sanford C. Bernstein Fund, Inc.—2007 Annual Report

	Principal Amount (000)	U.S. $ Value

Series 2005-LDP3 Class A2 4.851%, 8/15/42(a)	$11,220	$11,061,075
Series 2005-LDP4 Class A2 4.79%, 10/15/42(a)	8,210	8,083,643
Series 2006-CB15 Class A4 5.814%, 6/12/43(a)	11,890	11,992,613
Series 2006-CB14 Class A4 5.481%, 12/12/44(a)	6,750	6,668,306
Series 2006-CB16 Class A4 5.552%, 5/12/45(a)	21,000	20,791,638
Series 2005-LDP1 Class A4 5.038%, 3/15/46(a)	13,750	13,323,632
Series 2007-LD11 Class A2 5.992%, 6/15/49(a)	29,120	29,506,530
LB-UBS Commercial Mortgage Trust Series 2004-C4 Class A4 5.295%, 6/15/29(a)	3,780	3,767,121
Series 2004-C8 Class A2 4.201%, 12/15/29(a)	9,405	9,206,711
Series 2005-C1 Class A4 4.742%, 2/15/30(a)	8,960	8,476,892
Series 2005-C7 Class A4 5.197%, 11/15/30(a)	10,140	9,827,039
Series 2007-C6 Class A4 5.858%, 7/15/40(a)	17,515	17,608,705
Merrill Lynch Mortgage Trust Series 2005-CKI1 Class A6 5.417%, 11/12/37(a)	9,140	8,928,957
Series 2005-MKB2 Class A2 4.806%, 9/12/42(a)	16,215	16,048,876
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-2 Class A4 6.105%, 6/12/46(a)	11,735	11,972,472
Morgan Stanley Capital I Series 2005-T17 Class A5 4.78%, 12/13/41(a)	13,195	12,506,411
Series 2005-HQ5 Class A4 5.168%, 1/14/42(a)	16,915	16,406,623
Series 2007-T27 Class A4 5.804%, 6/11/42(a)	30,420	30,681,767

		413,532,204

Total Commercial Mortgage Backed Securities (cost $424,159,692)		419,221,329

BANK LOANS–5.4%
Non-Investment Grade–5.4%
Financial Institutions–0.5%
Banking–0.1%
North Las Vegas 7.879%, 4/20/11	2,631	2,341,899
12.129%, 4/20/12	1,000	850,000

		3,191,899

	Principal Amount (000)	U.S. $ Value

Finance–0.2%
Alix Partners, LLP 7.36%, 10/12/13	$993	$965,206
Blue Pearl USA, Ltd. 10.11%, 9/30/12	1,487	1,472,445
Gartmore Investment Management 7.11%, 5/30/14	2,000	1,850,000
Invenergy 8.20%, 4/17/14	3,500	3,465,000
LPL Holdings 7.198%, 6/14/12	1,995	1,925,163
Natural Products Group 7.448%-7.791%, 3/05/14	995	697,495

		10,375,309

Financial–Other–0.1%
Chrysler Financial 9.36%, 8/03/12	1,500	1,494,375
Grosvenor Capital Management 7.58%-7.665%, 11/29/13	993	963,408
Peach Holding, Inc. 9.11%, 11/21/13	981	951,813

		3,409,596

Real Estate Investment Trust–0.1%
Capital Automotive REIT 7.42%, 12/16/10	861	844,593
Crescent Resources, LLC 8.753%, 11/01/12	7,000	6,562,500
Landsource Communities 8.249%-9.50%, 2/26/14	2,494	2,280,994

		9,688,087

		26,664,891

Industrial–4.6%
Basic Industry–0.4%
Blitz 06-103 GMBH 7.61%, 12/04/13	2,481	2,424,653
Bluegrass Container Co. 10.36%, 12/30/13	3,000	3,000,000
Ferro Corp. 7.129%-7.798%, 6/06/12	3,363	3,270,977
Georgia Pacific Corp. 7.11%-7.47%, 12/20/12	1,200	1,176,216
Hexion Specialty 7.625%, 5/04/13	3,660	3,600,479
7.813%, 5/04/13	793	780,151
John Maneely Co. 8.61%, 12/06/13	6,506	6,018,175
Tegrant Corp. 10.86%, 2/15/15	600	564,000

		20,834,651

Capital Goods–0.6%
Building Materials Corp. 7.86%, 11/10/13	990	910,800

Schedule of Investments—Intermediate Duration Portfolio	5

	Principal Amount (000)	U.S. $ Value

Champion Opco, LLC 8.303%, 5/11/13	$1,950	$1,842,750
Clarke American Corp. 7.698%-7.86%, 3/09/14	2,995	2,777,863
Dresser, Inc. 7.629%-8.01%, 10/31/13	2,475	2,431,215
Fenwal, Inc. 7.791%-7.815%, 2/20/14	3,742	3,536,156
Goodyear Engineered Products 7.86%, 7/02/14	2,501	2,431,250
GPS CCMP Merger Corp. 7.86%, 10/31/13	4,455	3,987,225
Kranson Industries, Inc. 7.45%-9.50%, 7/31/13	1,805	1,768,862
Ply Gem Industries, Inc. 7.95%, 8/15/11	72	68,370
8.10%, 8/15/11	1,922	1,801,809
Ravago Holding America, Inc. 8.125%, 1/31/14	1,995	1,935,150
Solo Cup Co. 8.86%, 2/28/11	984	952,145
United Subcontractor, Inc. 8.36%, 12/27/12	6,366	5,729,045

		30,172,640

Communications–Media–0.6%
Cablevision Systems Corp. 7.11%, 2/24/13	2,222	2,188,858
Cebridge Connections 11.36%, 5/04/15	3,124	3,043,426
Charter Communications Operations 7.36%, 2/14/14	7,750	7,485,183
Idearc, Inc. 7.20%, 11/17/14	3,573	3,506,578
Intelsat Bermuda, Ltd. 7.859%, 2/15/14	3,000	2,967,510
Sirius Computer Solutions 8.10%, 11/30/12	1,836	1,794,840
Thomson Learning 8.11%, 7/05/14	2,500	2,425,000
Tribune Company 8.36%, 5/14/14	2,494	2,263,078
Univision Communications, Inc. 7.61%, 8/15/14	3,000	2,836,209

		28,510,682

Communications–Telecommunications–0.2%
Cellnet Group, Inc. 7.20%, 7/24/11	1,000	962,218
7.45%, 7/24/11	1,000	944,660
Level 3 Communications, Inc. 7.61%, 12/01/11	4,500	4,393,125
Proquest CSA, LLC 8.13%-8.37%, 2/07/14	3,823	3,746,866

		10,046,869

	Principal Amount (000)	U.S. $ Value

Consumer Cyclical–Automotive–0.4%
Allison Transmission, Inc. 8.48%-8.57%, 8/27/14	$1,500	$1,443,750
Delphi Corp. 8.125%, 12/31/07	4,000	3,975,000
Ford Motor Co. 8.70%, 11/29/13	4,963	4,808,315
General Motors Corp. 7.735%, 12/16/13	1,244	1,205,107
Lear Corp. 7.698%-8.00%, 4/25/12	2,485	2,432,815
Visteon Corp. 8.38%, 5/31/13	5,000	4,695,850

		18,560,837

Consumer Cyclical–Other–0.2%
Metro-Goldwyn-Mayer 8.448%, 4/08/12	1,990	1,907,913
Seminole Tribe of Florida 6.75%-7.125%, 2/20/14	130	128,341
6.875%, 2/20/14	433	429,139
7.125%, 2/20/14	437	433,150
Six Flags Theme Parks, Inc. 7.75%, 4/30/15	5,990	5,724,942
TDS Investor Corp. 8.86%, 8/22/13	2,802	2,731,950

		11,355,435

Consumer Cyclical–Retailers–0.2%
David’s Bridal 7.36%, 1/31/14	2,985	2,835,750
Mattress Holding Corp. 7.61%, 2/21/14	499	467,578
Michaels Stores, Inc. 7.625%-8.125%, 10/31/13	3,491	3,381,024
Supervalu, Inc. 7.32%, 6/02/12	1,000	988,750
Targus Group International 8.863%-8.87%, 11/22/12	2,919	2,646,690

		10,319,792

Consumer Non-Cyclical–0.5%
Aramark Corp. 7.198%-7.36%, 1/26/14	986	965,843
Best Brands Corp. 10.565%, 12/18/12	976	917,543
Carestream Health, Inc. 7.129%-7.358%, 4/30/13	1,000	961,250
Community Health Services, Inc. Term Loan B 7.755%, 7/01/14	1,876	1,840,195
Delayed Draw 7.76%, 7/01/14	124	121,365
Constellation Brands, Inc. 6.86%, 6/05/13	1,750	1,724,293
HCA, Inc. 7.448%, 11/07/13	4,956	4,849,820

6	Sanford C. Bernstein Fund, Inc.—2007 Annual Report

	Principal Amount (000)	U.S. $ Value

IM US Holdings, LLC 7.36%, 6/26/14	$2,000	$1,945,000
Sun Healthcare Group, Inc. 7.36%-7.38%, 1/15/08–4/12/14	3,000	2,880,000
Talecris Biotherapeutics Holdings Corp. 9.08%-10.50%, 12/06/13	7,960	7,950,050
12.08%, 12/01/14	2,000	2,010,000

		26,165,359

Energy–0.3%
Ashmore Energy International 8.35%, 3/30/12–3/30/14	2,000	1,950,000
ATP Oil & Gas Corp. 8.629%-8.887%, 4/30/10	990	987,947
CDX Gas LLC 11.393%, 3/31/13	5,000	4,725,000
Endeavor 12.356%, 11/01/11	3,000	2,940,000
Western Refining, Inc. 6.879%-9.00%, 2/08/14	1,857	1,815,357

		12,418,304

Industrial Other–0.1%
Education Management LLC 7.125%, 5/26/13	3,168	3,057,120

Services–0.7%
Harlan Sprague Dawley, Inc. 7.86%, 7/31/14	2,342	2,271,968
Koosharem Corp. 8.75%-9.75%, 7/31/14	2,000	1,870,000
N.E.W. Holdings LLC 7.858%-8.224%, 5/18/14	1,964	1,843,620
On Assignment, Inc. 7.45%, 1/29/13	1,489	1,421,756
Oshkosh Truck Corp. 7.45%, 12/06/13	4,444	4,377,094
PGT Industies 8.13%-8.58%, 2/14/12	3,284	3,119,758
Sabre, Inc. 7.358%-7.608%, 9/30/14	4,859	4,628,234
Sitel LLC 7.85%, 1/30/14	5,111	4,727,367
Swift Transportation 8.375%, 5/30/14	4,021	3,640,631
Tandus Corp. 7.902%, 5/30/14	2,000	1,870,000
West Corp. 7.504%-7.88%, 10/18/13	5,188	5,077,408

		34,847,836

Technology–0.4%
Dealer Computer Services, Inc. 7.198%, 10/26/12	4,771	4,628,106
10.698%, 10/26/12	1,500	1,485,000
Freescale Semiconductor, Inc. 7.33%, 12/02/13	1,995	1,905,520

	Principal Amount (000)	U.S. $ Value

Infor Enterprise Solutions Holdings, Inc. 8.95%, 7/28/12	$2,975	$2,858,077
IPC Systems, Inc. 10.61%, 5/10/15	2,000	1,720,000
Leap Wireless International, Inc. 7.36%, 5/31/13	3,950	3,897,347
Marvell Technology Group 7.698%, 11/06/09	2,473	2,374,500
Sorenson Communications, Inc. 12.50%, 1/31/14	2,484	2,484,111
Sungard Data System, Inc. 7.356%, 2/11/13	715	700,129

		22,052,790

Transportation–Airlines–0.0%
Delta Air Lines 8.61%, 4/30/14	1,600	1,548,000

		229,890,315

Utilities–0.3%
Electric–0.1%
Calpine Corp. 7.448%, 3/12/09	1,990	1,955,175
Firstlight Power Resources, Inc 7.86%, 11/01/13	885	856,489
Northeast Biofuels, LLC 8.625%, 6/20/13	2,732	2,567,805
8.61%, 6/30/13	1,268	1,192,195

		6,571,664

Utility–Natural Gas–0.1%
Infrastrux Group, Inc. 9.629%, 11/03/12	3,836	3,605,937
Kinder Morgan 6.86%, 5/30/14	2,000	1,959,500

		5,565,437

Utility–Other–0.1%
GBGH LLC 10.756%, 8/07/13	2,970	2,970,000

		15,107,101

Total Bank Loans (cost $283,014,658)		271,662,307

U.S. TREASURIES–4.3%
United States Treasury Bonds 8.75%, 5/15/17(a)	26,875	35,395,208
4.50%, 2/15/36(a)(d)(e)	190,485	180,588,733

Total U.S. Treasuries (cost $213,754,437)		215,983,941

Schedule of Investments—Intermediate Duration Portfolio	7

	Principal Amount (000)	U.S. $ Value

ASSET-BACKED SECURITIES–4.0%
Credit Cards–Floating Rate–0.8%
American Express Credit Account Master Trust Series 2005-1 Class A 5.783%, 10/15/12(a)(b)	$9,305	$9,246,844
MBNA Credit Card Master Note Trust Series 2001-A5 Class A5 5.963%, 3/15/11(a)(b)	30,140	30,158,837

		39,405,681

Home Equity Loans–Fixed Rate–0.3%
Citifinancial Mortgage Securities, Inc. Series 2003-1 Class AFPT 3.36%, 1/25/33(a)	3,215	2,875,813
Home Equity Mortgage Trust Series 2005-4 Class A3 4.742%, 1/25/36(a)	4,484	4,440,199
Series 2006-1 Class A2 5.30%, 5/25/36(a)	4,135	3,519,960
Residential Funding Mortgage Securities II Series 2005-HI2 Class A3 4.46%, 5/25/35(a)	4,197	4,156,928

		14,992,900

Home Equity Loans–Floating Rate–2.3%
Asset Backed Funding Certificates Series 2003-WF1 Class A2 6.255%, 12/25/32(a)(b)	3,555	3,561,089
Bear Stearns Asset Backed Securities, Inc. Series 2005-SD1 Class 1A1 5.281%, 4/25/22(a)(b)	548	523,168
Series 2007-HE3 Class M1 5.581%, 4/25/37(a)(b)**	10,375	9,545,311
Credit-Based Asset Servicing & Securities Trust Series 2005-CB7 Class AF2 5.147%, 11/25/35(a)(b)	6,815	6,777,043
GE-WMC Mortgage Securities LLC Series 2005-2 Class A2B 5.301%, 12/25/35(a)(b)	8,945	8,843,027
HFC Home Equity Loan Asset Backed Certificates Series 2005-3 Class A1 5.798%, 1/20/35(a)(b)	5,332	5,214,358
Home Equity Loan Trust Series 2007-FRE1 Class 2AV2 5.291%, 4/25/37(a)(b)	15,685	15,194,844
HSI Asset Securitization Corp. Trust Series 2006-OPT2 Class 2A1 5.211%, 1/25/36(a)(b)	2,625	2,618,379

	Principal Amount (000)	U.S. $ Value

Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-1 Class A2A 5.251%, 4/25/37(a)(b)	$18,093	$18,031,256
Morgan Stanley Mortgage Loan Trust Series 2006-17XS Class A1 5.251%, 10/25/46(a)(b)	13,806	13,734,964
Option One Mortgage Loan Trust Series 2006-3 Class M1 5.361%, 2/25/37(a)(b)**	6,080	5,171,466
Residential Asset Mortgage Products, Inc. Series 2005-RS3 Class AIA2 5.301%, 3/25/35(a)(b)	3,330	3,307,184
Series 2005-RZ1 Class A2 5.331%, 4/25/35(a)(b)	7,113	7,041,952
Residential Asset Securities Corp. Series 2003-KS3 Class A2 5.731%, 5/25/33(a)(b)	383	381,260
Saxon Asset Securities Trust Series 2005-4 Class A2B 5.311%, 11/25/37(a)(b)	5,273	5,263,036
Soundview Home Equity Loan Trust Series 2007-OPT3 Class 2A2 5.261%, 8/25/37(a)(b)	9,200	9,106,565
Specialty Underwriting & Residential Finance Series 2006-BC1 Class A2A 5.211%, 12/25/36(a)(b)	3,110	3,101,752
Structured Asset Investment Loan Trust Series 2006-1 Class A1 5.211%, 1/25/36(a)(b)	1,469	1,465,807

		118,882,461

Other–Fixed Rate–0.1%
DB Master Finance, LLC Series 2006-1 Class A2 5.779%, 6/20/31(a)(c)	3,700	3,698,113

Other–Floating Rate–0.5%
Ballyrock ABS CDO, Ltd. Series 2007-1A Class A1B 6.118%, 8/06/47(a)(b)(c)*	11,125	7,787,500
Cairn Mezz ABS CDO PLC Series 2007-3A Class A2B 6.15%, 8/13/47(a)(b)(c)*	4,915	2,801,550
Halcyon Securitized Products Investors CDO, Ltd. Series 2007-1A Class A2 6.367%, 5/13/46(a)(b)(c)*	2,700	1,404,000
Neapolitan Segregated Portfolio Series 2007-1A Class I 6.565%, 3/30/46(a)(b)(c)*	6,005	1,681,400

8	Sanford C. Bernstein Fund, Inc.—2007 Annual Report

	Principal Amount (000)	U.S. $ Value

Petra Cre Cdo Series 2007-1A Class C 6.231%, 2/25/47(a)(b)(c)	$7,100	$6,564,163
SLM Student Loan Trust Series 2003-C Class A1 5.794%, 9/15/16(a)(b)	4,619	4,613,659

		24,852,272

Total Asset-Backed Securities (cost $216,996,058)		201,831,427

EMERGING MARKETS–NON-INVESTMENT GRADE–2.8%
Sovereigns–2.8%
Republic of Brazil 8.25%, 1/20/34(a)	53,320	67,183,200
Republic of Panama 8.875%, 9/30/27(a)	8,675	11,060,625
9.375%, 4/01/29(a)	8,625	11,570,437
Republic of Peru 7.35%, 7/21/25(a)	15,978	18,254,865
8.75%, 11/21/33(a)	15,050	19,775,700
Republic of Philippines 8.25%, 1/15/14(a)	10,882	12,122,548
8.875%, 3/17/15(a)	3,338	3,880,425

Total Emerging Markets–Non-Investment Grade (cost $135,148,354)		143,847,800

GOVERNMENT-RELATED–NON-US ISSUERS–2.8%
Sovereigns–2.8%
Russian Federation 7.50%, 3/31/30(a)(c)	62,954	70,351,207
United Mexican States 5.625%, 1/15/17(a)	72,002	71,821,995

Total Government-Related–Non-US Issuers (cost $139,597,633)		142,173,202

CORPORATES–NON-INVESTMENT GRADE–1.5%
Corporates–1.5%
Financial Institutions–0.1%
Insurance–0.1%
Liberty Mutual Group 7.80%, 3/15/37(a)(c)	6,060	5,623,256

Real Estate Investment Trust–0.0%
American Real Estate Partners LP 7.125%, 2/15/13(a)	1,435	1,366,837
Icahn Enterprises LP 7.125%, 2/15/13(a)(c)	1,275	1,214,438

		2,581,275

		8,204,531

	Principal Amount (000)	U.S. $ Value

Industrial–1.1%
Basic Industry–0.1%
Ineos Group Holdings PLC 8.50%, 2/15/16(a)(c)	$3,550	$3,399,125
Packaging Corp. of America 5.75%, 8/01/13(a)	4,135	4,093,952

		7,493,077

Communications–Media–0.4%
Cablevision Systems Corp. Series B 8.00%, 4/15/12(a)	3,675	3,564,750
Clear Channel Communications, Inc. 5.50%, 9/15/14(a)	8,805	6,913,369
DirecTV Holdings LLC 6.375%, 6/15/15(a)	3,525	3,344,344
EchoStar DBS Corp. 6.625%, 10/01/14(a)	1,415	1,422,075
7.125%, 2/01/16(a)	3,675	3,776,062

		19,020,600

Communications–Telecommunication–0.1%
Qwest Communications International, Inc. 7.50%, 2/15/14(a)	3,290	3,331,125

Consumer Cyclical–Automotive–0.2%
Ford Motor Credit Co. 6.625%, 6/16/08(a)	5,310	5,269,872
General Motors Corp. 8.25%, 7/15/23(a)	5,425	4,746,875

		10,016,747

Consumer Cyclical–Other–0.1%
Harrah’s Operating Co., Inc. 5.625%, 6/01/15(a)	2,445	1,943,775
6.50%, 6/01/16(a)	2,870	2,339,050
5.75%, 10/01/17(a)	959	733,635
MGM MIRAGE 8.375%, 2/01/11(a)	3,245	3,382,913

		8,399,373

Consumer Non-Cyclical–0.1%
Tyson Foods, Inc. 8.25%, 10/01/11(a)	3,460	3,747,654

Transportation–Services–0.1%
Hertz Corp. Class A 8.875%, 1/01/14(a)	3,040	3,131,200

		55,139,776

Utilities–0.3%
Electric–0.2%
Edison Mission Energy 7.00%, 5/15/17(a)(c)	3,955	3,895,675

Schedule of Investments—Intermediate Duration Portfolio	9

	Principal Amount (000)	U.S. $ Value

NRG Energy, Inc. 7.25%, 2/01/14(a)	$5,035	$5,047,587
7.375%, 2/01/16(a)	2,985	2,992,463

		11,935,725

Utility–Natural Gas–0.1%
The Williams Cos., Inc. 7.875%, 9/01/21(a)	3,235	3,518,062

		15,453,787

Total Corporates–Non-Investment Grade (cost $80,363,266)		78,798,094

MORTGAGE CMOS–1.6%
Agency Adjustable Rate–0.0%
Fannie Mae Grantor Trust Series 2004-T5 Class AB4 5.583%, 5/28/35(a)(b)	1,605	1,534,180

Non-Agency Adjustable Rate–0.5%
Countrywide Alternative Loan Trust Series 2005-62 Class 2A1 5.983%, 12/25/35(a)(b)	6,796	6,595,064
JPMorgan Alternative Loan Trust Series 2006-S1 Class 3A1 5.241%, 3/25/36(a)(b)	2,753	2,731,288
Morgan Stanley Structured Trust Series 2007-1 Class A2 5.321%, 6/25/37(a)(b)	9,105	9,011,109
Structured Asset Mortgage Investment, Inc. Series 2004-AR5 Class 1A1 5.833%, 10/19/34(a)(b)	5,643	5,511,595
Washington Mutual, Inc. Series 2005-AR2 Class 2A22 5.351%, 1/25/45(a)(b)	128	127,936

		23,976,992

Non-Agency Fixed Rate–1.1%
Countrywide Alternative Loan Trust Series 2006-J8 Class A2 6.00%, 2/25/37(a)	19,129	19,004,532

	Principal Amount (000)	U.S. $ Value

Deutsche Mortgage Securities, Inc. Series 2005-WF1 Class 1A1 5.068%, 6/26/35(a)(c)	$11,720	$11,588,765
Merrill Lynch Mortgage Investors, Inc. Series 2005-A9 Class 2A1A 5.149%, 12/25/35(a)(b)	13,633	13,503,095
Residential Accredit Loans, Inc. Series 2007-QS1 Class 1A1 6.00%, 1/25/37(a)	13,929	14,139,997

		58,236,389

Total Mortgage CMOS (cost $84,426,939)		83,747,561

SHORT-TERM INVESTMENTS–6.2%
Agency Discount Notes–5.9%
Federal Home Loan Bank Zero Coupon, 10/01/07–10/25/07	238,100	237,901,772
Federal National Mortgage Association Zero coupon, 11/07/07	61,119	60,831,928

		298,733,700

Time Deposit–0.3%
State Street Euro Dollar 4.10%, 10/01/07	13,200	13,200,000

Total Short-Term Investments (cost $311,933,700)		311,933,700

Total Investments—100.2% (cost $5,093,881,240)(f)		5,074,750,707

Other assets less liabilities—(0.2)%		(12,639,056)

Net Assets—100%		$5,062,111,651

INTEREST RATE SWAP CONTRACTS

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Lehman Brothers	116,000	10/28/07	3 month LIBOR	†	4.800%	$1,223,918
Lehman Brothers	43,445	11/02/07	3 month LIBOR	†	4.814%	444,782
Lehman Brothers	107,000	1/23/08	3 month LIBOR	†	4.778%	(344,817)
Lehman Brothers	49,000	12/04/11	3 month LIBOR	†	4.850%	625,852

†LIBOR (London Interbank Offered Rate).

10	Sanford C. Bernstein Fund, Inc.—2007 Annual Report

FORWARD CURRENCY EXCHANGE CONTRACTS

		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Purchase Contracts
Japanese Yen	Settling 11/15/07	17,980,491	$158,665,857	$157,459,490	$(1,206,367)
Sale Contracts
Japanese Yen	Settling 11/15/07	58,623,461	513,632,640	513,379,772	252,868
Mexican Peso	Settling 11/21/07	544,278	49,606,077	49,585,391	20,686
Swedish Krona	Settling 11/7/07	319,802	46,424,798	49,690,436	(3,265,638)

FINANCIAL FUTURES CONTRACTS

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2007	Unrealized Appreciation
Purchased
U.S. Treasury Bonds
Futures	2,165	December 2007	$240,982,106	$241,059,219	$77,113
U.S. Treasury Notes
10 Yr Futures	2,652	December 2007	289,022,590	289,813,875	791,285
U.S. Treasury Notes
2 Yr Futures	778	December 2007	160,671,413	161,082,469	411,056
Sold
U.S. Treasury Notes
5 Yr Futures	2,212	December 2007	236,926,788	236,753,125	173,663

					1,453,117

(a)	Positions, or portion thereof, with an aggregate market value of $4,448,437,896 have been segregated to collateralize open forward currency exchange contracts.
(b)	Variable rate coupon, rate shown as of September 30, 2007.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2007, the aggregate market value of these securities amounted to $206,187,068 or 4.1% of net assets.
(d)	Represents entire or partial position segregated as collateral for open future contracts.
(e)	Represents entire or partial position segregated as collateral for interest rate swaps.
(f)	At September 30, 2007, the cost basis for tax purposes was $5,093,881,240. Gross unrealized appreciation of investments was $45,228,685, and gross unrealized depreciation of investments was $64,359,218, resulting in net unrealized depreciation of $19,130,533 (excluding foreign currency transactions, swaps and futures transactions).
*	Illiquid security.
**	Fair valued.

Currency Abbreviation:

JPY—Japanese Yen

MXN—Mexican Peso

SEK—Swedish Krona

The Portfolio currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of September 30, 2007, the Portfolio’s total exposure to subprime investments was 3.09%. These investments are valued in accordance with the Fund's Valuation Policies (see Note I.A for additional details).

Schedule of Investments—Intermediate Duration Portfolio	11

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration Plus Portfolio

September 30, 2007

	Principal Amount (000)	U.S. $ Value

MORTGAGE PASS-THRU’S–33.5%
Agency ARMS–13.1%
Federal Home Loan Mortgage Corp. 6.055%, TBA	$2,500	$2,532,813
Series 2006 4.369%, 4/01/35(a)	2,921	2,894,599
6.159%, 12/01/36(a)	2,070	2,094,334
Series 2007 5.94%–5.943%, 11/01/36–2/01/37(a)	6,313	6,375,020
5.975%, 3/01/37(a)	3,281	3,315,365
6.066%, 3/01/37(a)	3,000	3,031,668
6.102%, 1/01/37(a)	3,122	3,160,977
Federal National Mortgage Association 5.753%, 10/01/36(a)	1,922	1,940,285
5.86%, 10/01/36(a)	2,072	2,098,017
Series 2005 4.81%, 7/01/35(a)	780	779,816
7.016%, 1/01/36(a)	1,212	1,236,590
Series 2006 5.421%, 6/01/36(a)	3,009	3,050,269
5.465%, 5/01/36(a)	1,898	1,912,832
5.807%, 3/01/36(a)	3,554	3,598,260
5.924%, 6/01/36(a)	2,318	2,349,483
Series 2007 5.525%, 3/01/37(a)	1,785	1,790,296
5.751%, 12/01/36(a)	1,767	1,784,597
5.771%, 1/01/37(a)	4,864	4,915,066
5.79%, 8/01/37(a)	4,175	4,202,620

		53,062,907

Fixed Rate 30-Year–8.3%
Federal Gold Loan Mortgage Corp. Series 2006 7.00%, 5/01/35	4,237	4,372,177
Series 2007 7.00%, 2/01/37	6,599	6,813,871
Federal National Mortgage Association Series 1995 7.00%, 9/01/25	5	5,440
Series 1998 7.00%, 4/01/28–6/01/28	13	13,981
Series 1999 7.00%, 6/01/29–10/01/29	209	217,516
Series 2000 7.00%, 1/01/30–9/01/30	39	40,598
Series 2001 7.00%, 5/01/30–1/01/32	692	721,544
Series 2002 7.00%, 1/01/32–12/01/32	3,151	3,278,951

	Principal Amount (000)	U.S. $ Value

Series 2003 7.00%, 4/01/31–12/01/33	$860	$892,700
Series 2004 7.00%, 7/01/30–11/01/34	6,846	7,123,819
Series 2006 6.50%, 7/01/36–8/01/36	9,669	9,846,064
Government National Mortgage Association Series 2002 7.50%, 3/15/32	496	520,772

		33,847,433

Fixed Rate 15-Year–8.1%
Federal Gold Loan Mortgage Corp. Series 2001 9.00%, 3/01/08	1	1,378
Series 2006 5.00%, 4/01/21	9,210	9,029,989
Series 2007 5.00%, 9/01/21	20,407	20,008,787
Federal National Mortgage Association Series 2000 7.50%, 3/01/15	270	280,137
Series 2001 6.00%, 11/01/16–12/01/16	1,487	1,510,580
Series 2002 6.00%, 2/01/17	1,314	1,334,156
8.00%, 8/01/16	459	480,894

		32,645,921

Non-Agency ARMS–4.0%
Banc of America Funding Corp. Series 2007-C, Class 1A3 5.761%, 5/20/36(a)	3,113	3,101,612
Bear Stearns Alt-A Trust Series 2006-1, Class 22A1 5.41%, 2/25/36(b)	2,143	2,125,980
Series 2006-3, Class 22A1 6.222%, 5/25/36(b)	1,269	1,278,825
Series 2007-1, Class 21A1 5.733%, 1/25/47(b)	3,042	3,036,903
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 5.105%, 5/25/35(b)	1,556	1,528,007
Indymac INDA Mortgage Loan Trust Series 2006-AR2, Class 1A1 5.997%, 9/25/36(b)	2,813	2,822,001
Indymac Index Mortgage Loan Trust Series 2006-AR7, Class 4A1 6.237%, 5/25/36(b)	924	928,935
Residential Funding Mortgage Securities, Inc. Series 2005-SA3, Class 3A 5.237%, 8/25/35(b)	1,562	1,526,417

		16,348,680

Total Mortgage Pass-Thru’s (cost $135,949,101)		135,904,941

12	Sanford C. Bernstein Fund, Inc.—2007 Annual Report

	Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES–22.2%
Non-Agency Fixed Rate CMBS–18.9%
Asset Securitization Corp. Series 1996-MD6, Class A1C 7.04%, 11/13/29	$762	$762,702
Banc of America Commercial Mortgage, Inc. Series 2006-6, Class A2 5.309%, 10/10/45	2,900	2,884,844
Series 2007-1, Class A2 5.381%, 1/15/49	3,000	2,985,412
Bear Stearns Commercial Mortgage Securities Series 2002-TOP6, Class A2 6.46%, 10/15/36	4,331	4,496,562
Series 2007-PW15, Class A2 5.205%, 2/11/44	1,965	1,950,144
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2007-CD4, Class A2B 5.205%, 12/11/49	3,655	3,630,647
CW Capital Cobalt Ltd. Series 2006-C1, Class A2 5.174%, 8/15/48	3,260	3,224,340
First Union-Lehman Brothers-Bank of America Series 1998-C2, Class A2 6.56%, 11/18/35	2,857	2,861,503
GE Capital Commercial Mortgage Corp. Series 2005-C3, Class A3FX 4.863%, 7/10/45	2,550	2,518,310
Greenwich Capital Commercial Funding Corp. Series 2005-GG3, Class A2 4.305%, 8/10/42	3,300	3,235,304
Series 2007-GG9, Class A2 5.38%, 3/10/39	2,350	2,349,225
GS Mortgage Securities Corp. II Series 2007-GG10, Class AJ 5.993%, 8/10/45(b)	1,600	1,573,674
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2004-C1, Class A2 4.302%, 1/15/38	2,030	1,961,953
Series 2005-LDP5, Class A2 5.198%, 12/15/44	2,800	2,782,152
Series 2007-LD11, Class C 6.007%, 6/15/49(b)	2,570	2,441,003
LB Commercial Conduit Mortgage Trust Series 2007-C3, Class A2 5.84%, 7/15/44(b)	3,000	3,022,948
LB-UBS Commercial Mortgage Trust Series 2003-C5, Class A3 4.254%, 7/15/27	3,535	3,424,257

	Principal Amount (000)	U.S. $ Value

Series 2004-C7, Class A2 3.992%, 10/15/29	$5,385	$5,258,325
Series 2005-C7, Class XCL 1.00%, 11/15/40(b)(c)(d)	70,493	631,814
Series 2006-C1, Class XCL 1.00%, 2/15/41(b)(c)(d)	96,245	1,044,437
Series 2006-C6, Class A2 5.262%, 9/15/39	4,500	4,476,042
Series 2007-C1, Class A2 5.318%, 2/15/40	3,175	3,157,666
Morgan Stanley Capital I Series 2006-T21, Class X 0.273%, 12/12/15(b)(c)(d)	57,147	820,426
Nomura Asset Securities Corp. Series 1998-D6, Class A1B 6.59%, 3/15/30	4,328	4,344,062
Wachovia Bank Commercial Mortgage Trust Series 2006-C29, Class A2 5.275%, 11/15/48	5,400	5,378,378
Series 2007-C30, Class A3 5.246%, 12/15/43	2,750	2,739,589
Series 2007-C32, Class C 5.929%, 6/15/49(b)	2,500	2,393,750

		76,349,469

Non-Agency Adjustable Rate CMBS–3.3%
Commercial Mortgage Pass-Through Certificates Series 2007-FL14, Class C 5.431%, 6/15/22(a)(c)	2,576	2,566,314
Credit Suisse Mortgage Capital Certificates Series 2006-TF2A, Class SVD 6.223%, 10/15/21(a)(c)	2,000	1,981,873
Series 2007-TFLA, Class A2 5.873%, 2/15/22(a)(c)	3,000	2,962,500
CS First Boston Mortgage Securities Corp. Series 2005-TF2A, Class F 6.253%, 9/15/20(a)(c)	1,065	1,063,008
Series 2005-TF2A, Class G 6.303%, 9/15/20(a)(c)	1,065	1,063,009
Morgan Stanley Capital I Series 2005-XLF, Class G 6.123%, 8/15/19(a)(c)	2,645	2,605,325
Wachovia Bank Commercial Mortgage Trust Series 2006-WL7A, Class H 6.153%, 9/15/21(a)(c)	1,300	1,265,548

		13,507,577

Total Commercial Mortgage-Backed Securities (cost $90,958,835)		89,857,046

Schedule of Investments—Short Duration Plus Portfolio	13

	Principal Amount (000)	U.S. $ Value

ASSET-BACKED SECURITIES–13.4%
Home Equity Loans–Fixed Rate–5.7%
American General Mortgage Loan Trust Series 2003-1, Class A3 4.03%, 4/25/33	$1,370	$1,289,454
Bayview Financial Acquisition Trust Series 2007-A, Class 1A1 6.129%, 5/28/37	203	204,687
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.36%, 1/25/33(e)	1,250	1,117,975
Series 2004-1, Class AF2 2.645%, 4/25/34	539	524,460
Countrywide Asset-Backed Certificates Series 2007-S1, Class A3 5.81%, 11/25/36 (b)	1,400	1,282,946
Credit-Based Asset Servicing and Securities Trust Series 2003-CB3, Class AF1 2.879%, 12/25/32	933	894,213
Series 2005-CB4, Class AF2 4.751%, 8/25/35	3,713	3,672,569
Series 2005-RP2, Class AF2 5.75%, 9/25/35(b)(c)	1,200	1,161,000
Series 2007-CB4, Class A2A 5.844%, 4/25/37	1,093	1,092,374
Flagstar Home Equity Loan Trust Series 2007-1A, Class AF2 5.765%, 1/25/35(c)	2,100	2,105,250
Home Equity Mortgage Trust Series 2006-5, Class A1 5.50%, 1/25/37	1,410	1,290,598
Household Home Equity Loan Trust Series 2006-4, Class A2F 5.32%, 2/25/37	725	722,621
Series 2007-1, Class A2F 5.60%, 3/20/36	2,610	2,610,817
Series 2007-2, Class A2F 5.69%, 7/20/36	1,265	1,268,360
Nationstar NIM Trust Series 2007-A, Class A 9.97%, 3/25/37(c)	158	149,348
Residential Asset Mortgage Products, Inc. Series 2004-RS4, Class AI4 4.911%, 4/25/34(b)	1,602	1,593,520
Security National Mortgage Loan Trust Series 2007-1A, Class 1A1 5.91%, 4/25/37(b)(c)	997	999,570
Structured Asset Securities Corp. Series 2007-RM1, Class AI0 5.00%, 5/25/47(c)(d)	4,071	938,138

		22,917,900

	Principal Amount (000)	U.S. $ Value

Home Equity Loans–Floating Rate–4.6%
ACE Securities Corp. Series 2003-OP1, Class A2 5.491%, 12/25/33(a)	$213	$205,017
BNC Mortgage Loan Trust Series 2007-2, Class M5 6.031%, 5/25/37(a)	420	273,000
Countrywide Asset-Backed Certificates Series 2003-BC1, Class A1 5.931%, 3/25/33(a)	263	262,863
Series 2007-10, Class 2A2 5.251%, 6/25/30(a)	850	834,632
Home Equity Mortgage Trust Series 2005-3, Class M1 5.671%, 11/25/35(a)	3,825	3,251,250
Household Home Equity Loan Trust Series 2006-1, Class M1 5.776%, 1/20/36(a)**	1,012	945,124
HSI Asset Securitization Corp. Trust Series 2006-OPT2, Class 2A1 5.211%, 1/25/36(a)	1,648	1,643,818
Irwin Home Equity Series 2005-C, Class 2A1 5.381%, 4/25/30(a)	405	404,504
Lehman ABS Mortgage Loan Trust Series 2007-1, Class 2A2 5.331%, 6/25/37(a)(c)	1,200	1,189,126
Lehman XS Trust Series 2005-5N, Class M2 5.782%, 11/25/35(a)	575	482,115
Series 2006-3, Class M1 5.581%, 3/25/36(a)	1,150	956,857
Series 2007-2N, Class M1 5.471%, 2/25/37(a)	1,400	1,122,898
Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-5, Class 2A1 5.899%, 10/25/37(a)	2,000	2,000,000
Newcastle Mortgage Securities Trust Series 2006-1, Class A2 5.251%, 3/25/36(a)	1,840	1,822,170
Novastar Home Loan Equity Series 2007-2, Class M1 5.431%, 9/25/37(a)**	1,650	1,443,222
Soundview Home Equity Loan Trust Series 2007-OPT1, Class M6 6.331%, 6/25/37(a)	400	300,080
Wells Fargo Home Equity Trust Series 2006-1, Class A2 5.52%, 5/25/36(a)	1,600	1,536,000

		18,672,676

14	Sanford C. Bernstein Fund, Inc.—2007 Annual Report

	Principal Amount (000)	U.S. $ Value

Credit Cards–Floating Rate–1.4%
BA Credit Card Trust Series 2007-A9, Class A9 5.793%, 11/17/14(a)	$2,100	$2,073,288
Citibank Credit Card Issuance Trust Series 2007-A7, Class A7 5.846%, 8/20/14(a)	3,800	3,800,950

		5,874,238

Other–Floating Rate–0.8%
Ballyrock ABS CDO Ltd. Series 2007-1A, Class A1B 6.118%, 11/06/47(a)(c)*	625	437,500
Halcyon Securitized Product Investors Series 2007-1A, Class A2 6.367%, 5/13/46(a)(c)*	225	117,000
Libertas Preferred Funding Ltd. Series 2007-3A, Class 2 6.01%, 4/09/47(a)(c)*	1,400	630,000
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 5.32%, 2/25/42(a)(c)	1,400	1,354,500
Neapolitan Segregated Portfolio Series 2007-1A, Class I 6.565%, 3/30/46(a)(c)*	400	112,000
Petra CRE CDO Ltd. Series 2007-1A, Class C 6.231%, 2/25/47(a)(c)	635	587,077

		3,238,077

Autos–Floating Rate–0.7%
GE Dealer Floorplan Master Note Trust Series 2006-2, Class A 5.566%, 4/22/13(a)	3,000	2,971,874

Other–Fixed Rate–0.2%
Government National Mortgage Association Series 2006-51, Class IO 0.995%, 8/16/46(b)(d)	11,752	682,877

Total Asset-Backed Securities (cost $58,058,206)		54,357,642

MORTGAGE CMO’S–12.0%
Non-Agency Fixed Rate–7.7%
American Home Mortgage Investment Trust Series 2004-3, Class MF1 5.35%, 10/25/34	2,000	1,959,380
Countrywide Alternative Loan Trust Series 2006-J8, Class A2 6.00%, 2/25/37	3,746	3,722,035

	Principal Amount (000)	U.S. $ Value

Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2006-AB2, Class A7 5.961%, 6/25/36(b)	$1,131	$1,130,747
Deutsche Mortgage Securities, Inc. Series 2005-WF1, Class 1A1 5.067%, 6/26/35(b)(c)	974	963,356
Merrill Lynch Mortgage Investors, Inc. Series 2005-A8, Class A1C1 5.25%, 8/25/36(b)	1,142	1,118,928
Series 2005-A9, Class 2A1A 5.149%, 12/25/35(b)	1,710	1,693,815
Morgan Stanley Mortgage Loan Trust Series 2006-11, Class 1A2 6.354%, 8/25/36(b)	2,070	2,077,808
Nomura Asset Acceptance Corp. Series 2006-WF1, Class A2 5.755%, 6/25/36(b)	2,980	2,978,758
Residential Accredit Loans, Inc. Series 2007-QS1, Class 1A1 6.00%, 1/25/37	6,239	6,334,005
Series 2007-QS1, Class 2A10 6.00%, 1/25/37	2,341	2,360,087
Residential Asset Mortgage Products, Inc. Series 2004-SL2, Class A2 6.50%, 10/25/31	2,033	2,039,736
Structured Asset Securities Corp. Series 2006-RM1, Class AIO 5.00%, 8/25/46(c)(d)	3,971	813,967
Washington Mutual Mortgage Pass Through Series 2007-HY4, Class 2A2 5.743%, 4/25/37(a)	2,918	2,904,677
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR11, Class A4 5.525%, 8/25/36(b)	1,307	1,301,371

		31,398,670

Non-Agency Adjustable Rate–4.0%
American Home Mortgage Investment Trust Series 2005-2, Class 2A1 6.701%, 9/25/45(a)	866	866,698
Countrywide Alternative Loan Trust Series 2005-62, Class 2A1 5.988%, 12/25/35(a)	725	703,571
Series 2006-OA14, Class 3A1 5.835%, 11/25/46(a)	1,031	1,010,497
Countrywide Home Loan Mortgage Pass Through Trust Series 2004-25, Class 1A6 5.611%, 2/25/35(a)	2,740	2,566,643
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2007-OA4, Class 1A1A 5.321%, 8/25/47(a)	983	952,466

Schedule of Investments—Short Duration Plus Portfolio	15

	Principal Amount (000)	U.S. $ Value

Deutsche ALT-A Securities, Inc. Mortgage Loan Series 2005-AR1, Class 1A1 5.441%, 8/25/35(a)	$902	$863,982
Merrill Lynch Mortgage Investors, Inc. Series 2003-F, Class A1 5.451%, 10/25/28(a)	1,986	1,930,232
Series 2004-A, Class A1 5.361%, 4/25/29(a)	1,546	1,496,303
Structured Adjustable Rate Mortgage Loan Trust Series 2005-5, Class A3 5.361%, 5/25/35(a)	204	202,825
Series 2005-9, Class 2A1 6.531%, 5/25/35(a)	616	599,592
Wachovia Bank Commercial Mortgage Trust Series 2007-WHL8, Class E 6.153%, 6/15/20(a)(c)	1,000	1,000,000
Washington Mutual Mortgage Pass Through Series 2007-OA1, Class A1A 5.683%, 2/25/47(a)	1,441	1,388,132
Washington Mutual, Inc. Series 2006-AR11, Class 1A 5.943%, 9/25/46(a)	1,176	1,143,070
Series 2006-AR11, Class 3A1A 5.903%, 9/25/46(a)	762	743,541
Series 2006-AR4, Class 1A1B 5.923%, 5/25/46(a)	850	810,077

		16,277,629

Agency Adjustable Rate–0.3%
Freddie Mac Reference REMIC Series 2006-R008, Class FK 6.152%, 7/15/23(a)	1,009	1,005,996

Total Mortgage CMO’s (cost $49,386,736)		48,682,295

U.S. TREASURIES–9.9%
U.S. Treasury Bond 4.50%, 5/15/17(f)	3,000	2,983,125
U.S. Treasury Notes 4.625%, 11/30/08	36,685	36,965,860

Total U.S. Treasuries (cost $39,916,898)		39,948,985

	Principal Amount (000)	U.S. $ Value

GOVERNMENT-RELATED–U.S. AGENCIES–4.2%
Agency Debentures–4.2%
Federal Home Loan Mortgage Corp. Series 2005 3.875%, 6/15/08 (cost $16,907,928)	$17,000	$16,895,739

INFLATION-LINKED SECURITIES–1.9%
U.S. Treasury Notes 3.875%, 1/15/09 (TIPS) (cost $7,664,024)	7,570	7,724,925

CORPORATES–INVESTMENT GRADES–1.6%
Financial Institutions–1.6%
Finance–1.6%
American General Finance Corp. 5.80%, 8/17/11(a)	4,500	4,452,165
Capital One Financial 6.004%, 9/10/09(a)	2,250	2,235,532

Total Corporates–Investment Grades (cost $6,760,938)		6,687,697

SHORT-TERM INVESTMENTS–1.8%
Agency Discount Notes–1.8%
Federal Home Loan Bank Zero Coupon, 10/01/07(g) (cost $7,100,000)	7,100	7,100,000

Total Investments—100.5% (cost $412,702,666)		407,159,270

Other assets less liabilities—(0.5)%		(1,886,218)

Net Assets—100.0%		$405,273,052

FINANCIAL FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2007	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 10 Yr Future	34	December 2007	$3,705,372	$3,715,562	$10,190

16	Sanford C. Bernstein Fund, Inc.—2007 Annual Report

(a)	Floating Rate Security. Stated interest rate was in effect at September 30, 2007.
(b)	Variable rate coupon, rate shown as of September 30, 2007.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2007, the aggregate market value of these securities amounted to $28,562,086 or 7.0% of net assets.
(d)	IO–Interest Only
(e)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2007.
(f)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts. The market value of this security amounted to $397,750.
(g)	Position, or a portion thereof, has been segregated to collateralize when issued security.
*	Illiquid security.
**	Fair valued.

Glossary:

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

The Portfolio currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of September 30, 2007, the Portfolio’s total exposure to subprime investments was 8.85%. These investments are valued in accordance with the Fund's Valuation Policies (see Note I.A for additional details).

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

U.S. Government Short Duration Portfolio

September 30, 2007

	Principal Amount (000)	U.S. $ Value

GOVERNMENT-RELATED - U.S. AGENCIES–37.5%
Agency Debentures–35.7%
Federal Home Loan Bank 3.00%, 4/15/09	$1,405	$1,375,117
4.75%, 4/24/09	6,145	6,173,156
5.125%, 6/13/08	4,500	4,510,715
5.375%, 8/19/11	6,825	7,021,560
Series 676 5.50%, 1/28/08	4,200	4,207,157
Federal National Mortgage Association 5.00%, 2/16/12	1,000	1,015,115
5.75%, 2/15/08	4,660	4,673,523

		28,976,343

Agency Callables–1.8%
Federal National Mortgage Association 3.80%, 1/18/08	250	249,152
Series 2006 5.00%, 2/27/08	1,260	1,261,331

		1,510,483

Total Government-Related–U.S. Agencies (cost $30,286,916)		30,486,826

MORTGAGE PASS-THRU’S–26.2%
Agency ARMS–10.6%
Federal Home Loan Mortgage Corp. 6.055%, TBA Series 2006	460	466,037
4.369%, 4/01/35(a)	562	556,654
6.159%, 12/01/36(a)	419	423,420
Series 2007 5.94%-5.943%, 11/01/36-2/01/37(a)	1,219	1,230,616
5.975%, 3/01/37(a)	679	685,600
6.066%, 3/01/37(a)	618	624,167
6.102%, 1/01/37(a)	643	651,325
Federal National Mortgage Association 5.753%, 10/01/36(a)	384	388,057
Series 2006 5.692%, 12/01/36(a)	731	738,106
5.921%, 6/01/36(a)	574	581,669
Series 2007 5.25%, 3/01/37(a)	282	282,678
5.751%, 12/01/36(a)	363	366,312
5.79%, 8/01/37(a)	1,597	1,607,177

		8,601,818

Schedule of Investments—Short Duration Plus Portfolio	17

	Principal Amount (000)	U.S. $ Value

Fixed Rate 15-Year–8.1%
Federal Gold Loan Mortgage Corp. Series 2006 5.00%, 4/01/21	$1,648	$1,615,382
Series 2007 5.00%, 9/01/21	4,136	4,054,982
Federal National Mortgage Association Series 2000 7.50%, 3/01/15	96	100,049
Series 2001 6.00%, 11/01/16	598	607,015
Series 2002 8.00%, 8/01/16	174	182,114

		6,559,542

Fixed Rate 30-Year–7.5%
Federal Gold Loan Mortgage Corp. Series 2002 7.00%, 4/01/32	110	114,830
Series 2006 7.00%, 5/01/35	769	793,060
Series 2007 7.00%, 2/01/37	1,344	1,387,477
Federal Home Loan Mortgage Corp. Series 2007 6.00%, 8/01/37-9/01/37	1,069	1,070,499
Federal National Mortgage Association Series 2002 7.00%, 4/01/32-10/01/32	402	418,176
Series 2003 7.00%, 9/01/33	17	17,689
Series 2004 7.00%, 2/01/31	1,328	1,383,372
Series 2007 6.50%, 6/01/37	881	897,249

		6,082,352

Total Mortgage Pass-Thru’s (cost $21,237,386)		21,243,712

U.S. TREASURIES–20.5%
U.S. Treasury Bond 4.50%, 5/15/17	1,209	1,202,199
U.S. Treasury Notes 3.50%, 8/15/09	9,968	9,885,455
3.75%, 5/15/08	3,200	3,191,750
4.875%, 5/15/09	1,200	1,217,157
5.00%, 8/15/11	1,150	1,188,184

Total U.S. Treasuries (cost $16,505,771)		16,684,745

	Principal Amount (000)	U.S. $ Value

ASSET-BACKED SECURITIES–4.6%
Home Equity Loans–Fixed Rate–2.8%
Bayview Financial Acquisition Trust Series 2007-A, Class 1A1 6.129%, 5/28/37	$467	$470,779
Countrywide Asset-Backed Certificates Series 2007-S1, Class A3 5.81%, 11/25/36(b)	300	274,917
Household Home Equity Loan Trust Series 2006-4, Class A2F 5.32%, 2/25/37	450	448,524
Series 2007-1, Class A2F 5.60%, 3/20/36	615	615,192
Series 2007-2, Class A2F 5.69%, 7/20/36	440	441,169

		2,250,581

Credit Cards–Floating Rate–1.8%
BA Credit Card Trust Series 2007-A9, Class A9 5.793%, 11/17/14(a)	800	789,824
Citibank Credit Card Issuance Trust Series 2007-A7, Class A7 5.846%, 8/20/14(a)	700	700,175

		1,489,999

Home Equity Loans–Floating Rate–0.0%
ACE Securities Corp. Series 2003-OP1, Class A2 5.491%, 12/25/33(a)	32	31,155

Total Asset-Backed Securities (cost $3,791,527)		3,771,735

MORTGAGE CMO’S–3.6%
Non-Agency Fixed Rate–2.2%
Deutsche Mortgage Securities, Inc. Series 2005-WF1, Class 1A1 5.067%, 6/26/35(b)(c)	194	191,635
Residential Asset Mortgage Products, Inc. Series 2004-SL2, Class A2 6.50%, 10/25/31	352	352,822
Structured Asset Securities Corp. Series 2003-23H, Class 1A1 5.50%, 7/25/33	670	644,406
Washington Mutual Mortgage Pass Through Series 2007-HY4, Class 2A2 5.743%, 4/25/37(a)	568	565,432

		1,754,295

18	Sanford C. Bernstein Fund, Inc.—2007 Annual Report

	Principal Amount (000)	U.S. $ Value

Non-Agency Adjustable Rate–0.8%
American Home Mortgage Investment Trust Series 2005-2, Class 2A1 6.701%, 9/25/45(a)	$152	$152,157
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2007-OA4, Class 1A1A 5.321%, 8/25/47(a)	206	200,018
Merrill Lynch Mortgage Investors, Inc. Series 2004-A, Class A1 5.361%, 4/25/29(a)	281	271,464

		623,639

Agency Adjustable Rate–0.6%
FHLMC Structured Pass Through Securities Series 2006-72, Class A1 5.336%, 3/25/36(a)	509	506,096

Total Mortgage CMO’s (cost $2,951,333)		2,884,030

Inflation-Linked Securities–2.7%
U.S. Treasury Notes 3.875%, 1/15/09 (TIPS) (cost $2,141,040)	2,115	2,158,054

SHORT-TERM INVESTMENTS–4.4%
Agency Discount Notes–4.4%
Federal Home Loan Bank Zero Coupon, 10/01/07(d) (cost $3,600,000)	3,600	3,600,000

Total Investments—99.5% (cost $80,513,973)		80,829,102

Other assets less liabilities—0.5%		367,064

Net Assets—100.0%		$81,196,166

(a)	Floating Rate Security. Stated interest rate was in effect at September 30, 2007.
(b)	Variable rate coupon, rate shown as of September 30, 2007.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2007, the market value of this security amounted to $191,635 or 0.2% of net assets.
(d)	Position, or a portion thereof, has been segregated to collateralize when issued security.

Glossary:

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

The Portfolio currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of September 30, 2007, the Portfolio’s total exposure to subprime investments was 2.81%. These investments are valued in accordance with the Fund's Valuation Policies (see Note I.A for additional details).

See notes to financial statements.

Schedule of Investments—Short Duration Plus Portfolio	19

SCB–TAX–1944–0907

Sanford C. Bernstein Fund, Inc.

September 30, 2007

Schedule of Investments To the Annual Report For the Municipal Bond Portfolios

Short Duration Diversified Municipal

Short Duration California Municipal

Short Duration New York Municipal

Diversified Municipal

California Municipal

New York Municipal

Sanford C. Bernstein Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Sanford C. Bernstein Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities included in the accompanying Annual Report, including the schedules of investments contained herein, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Short Duration Diversified Municipal Portfolio, Short Duration California Municipal Portfolio, Short Duration New York Municipal Portfolio, Diversified Municipal Portfolio, California Municipal Portfolio, and New York Municipal Portfolio (six of the twelve portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter referred to as the “Fund”) at September 30, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, except for the financial highlights of the Intermediate Municipal Retail Classes of the Intermediate Municipal Portfolios, which are presented in a separate financial report, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 28, 2006

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration Diversified Municipal Portfolio

September 30, 2007

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–104.0%
Long-Term Municipal Bonds–100.7%
Alabama–3.5%
Alabama Pub Sch & Coll Auth Series 1999 D FGIC 5.75%, 8/01/10	$8,435	$8,878,765

Arizona–2.5%
Arizona Hlth Facs Auth (Phoenix Children’s Hosp) 4.84%, 2/01/42(a)	955	949,098
Arizona St Transp Board 5.00%, 7/01/09	4,340	4,449,759
Nogales AZ (Wastewater Sys Proj) Series 2006 A 3.75%, 10/01/46(b)	1,000	997,720

		6,396,577

California–0.7%
California Econ Rec Bds Series A 5.00%, 7/01/09	750	770,250
California State GO 5.00%, 2/01/10	760	784,723
Murrieta CFD (Spl Tax) 3.20%, 9/01/08	100	99,202

		1,654,175

Colorado–5.3%
Colorado Dept of Transp MBIA 5.25%, 6/15/09	5,950	6,121,062
Colorado HFA 7.25%, 5/01/27	290	293,002
Denver City & Cnty Excise Tax (Colorado Conv Ctr Expansion Proj) Series 2001 A FSA 5.00%, 9/01/10	2,890	3,006,467
Denver Hlth & Hosp Auth 5.00%, 12/01/10	405	410,403
Denver Hth & Hosp Auth 5.00%, 12/01/08	1,080	1,092,571
E-470 Pub Hwy Auth. MBIA Zero Coupon, 9/01/08	2,465	2,386,588
Todd Creek Farms Metro Dist No. 1 (Wtr Rev Ref & Impt) 4.75%, 12/01/09	100	99,609

		13,409,702

Connecticut–2.3%
Connecticut St FSA 5.00%, 8/01/09	5,590	5,742,942

Principal Amount (000)		U.S. $ Value

Delaware–1.5%
Bridgeville (Heritage Shores Spl Dev Dist) Series B 5.125%, 7/01/35	$798	$798,000
Delaware Transp Auth Motor Fuel Tax Rev FSA 5.00%, 7/01/09	2,920	2,995,336

		3,793,336

District Of Columbia–0.1%
Dist of Columbia HFA GNMA/ FNMA/ FHLMC 6.85%, 6/01/31	350	351,257

Florida–11.6%
Citizens Property Insurance Corp. MBIA 5.00%, 3/01/10	600	619,212
Cnty of Broward 5.00%, 1/01/10	1,000	1,030,960
Daytona Beach Wtr & Swr Rev 6.75%, 11/15/07	1,120	1,124,088
Dupree Lakes CDD 5.00%, 11/01/10	90	88,737
Florida Hurricane Catastrophe Fund 5.00%, 7/01/08	6,110	6,175,071
Florida Muni Pwr Agy FSA 5.00%, 10/01/08	1,800	1,826,694
Florida St Dept of Enviro Protection AMBAC 5.00%, 7/01/09	930	953,362
Florida State Board of Ed FGIC 5.50%, 7/01/09	4,710	4,867,785
Florida State Dept of Enviro Protection MBIA 5.00%, 7/01/08	1,615	1,632,926
MBIA Series A 5.00%, 7/01/08	5,035	5,090,888
Gateway CDD (Sun City Center) Series 03B 5.50%, 5/01/10	85	84,004
Hammock Bay CDD (Spl Assmt) Series B 5.375%, 5/01/11	100	99,562
Harbor Bay CDD (Capital Impt Rev) Series B 6.35%, 5/01/10	115	115,204
Heritage Isle at Viera CDD Series 4B 5.00%, 11/01/09	170	168,411
Heritage Plantation CDD 5.10%, 11/01/13	155	149,656
Live Oak CDD Series B 5.00%, 11/01/09	300	296,676
Meadow Pointe III CDD Series 4B 5.00%, 5/01/09	120	119,225

Schedule of Investments—Short Duration Diversified Municipal Portfolio	1

Principal Amount (000)		U.S. $ Value

Meadow Pointe III CDD (Capital Impt Rev) Series 2004-1 4.80%, 11/01/09	$185	$182,625
Overoaks CDD (Capital Impt Rev) Series 4B 5.125%, 5/01/09	305	303,551
Parker Road CDD 5.35%, 5/01/15	520	505,476
Parkway Ctr CDD (Spl Assmt Ref) Series B 5.625%, 5/01/14	245	242,802
Paseo CDD (Capital Impt Rev) Series B 4.875%, 5/01/10	1,160	1,132,160
Reunion East CDD Series B 5.90%, 11/01/07	45	45,001
Ridgewood Trails CDD 5.20%, 5/01/12	225	222,201
Riverwood Estates CDD 5.00%, 5/01/13	540	513,956
Rolling Hills CDD 5.125%, 11/01/13	535	509,785
Saddlebrook CDD (Spl Assmt) Series B 6.25%, 5/01/09	5	5,003
Sandy Creek CDD 5.50%, 5/01/15	800	784,928
Seven Oaks CDD II (Spl Assmt Rev) Series B 5.00%, 5/01/09	260	258,320
Villasol CDD (Spl Assmt Rev) Series B 5.375%, 5/01/08	100	99,966

		29,248,235

Georgia–0.1%
Georgia St HFA 4.875%, 12/01/15	180	181,489

Guam–0.5%
Guam Govt Wtrwks Auth Cops (Prerefunded) 5.18%, 7/01/15	622	638,549
Guam Govt Wtrwks Auth Wastewtr Sup Rev 5.00%, 7/01/08	620	621,928

		1,260,477

Illinois–4.8%
Chicago GO FGIC 6.00%, 1/01/28	4,045	4,341,741
Chicago GO FGIC 5.375%, 1/01/34	2,555	2,638,421
Cortland Spl Svc Area No 10 5.125%, 3/01/14	305	300,489

Principal Amount (000)		U.S. $ Value

Illinois Fin Auth (University Ctr) Series 2006 B 5.00%, 5/01/08	$215	$215,597
Pingree Grove Village II (CamBrdg Lakes Proj) Series 5-1 5.25%, 3/01/15	204	204,190
Illinois State GO FSA 5.00%, 9/01/10	4,235	4,403,299

		12,103,737

Indiana–0.8%
Indiana Bond Bank 5.00%, 10/15/08	1,245	1,260,102
Indiana Hlth & Ed Fin Auth (Clarian Health Partners) Series 2006 B 5.00%, 2/15/08	710	713,379

		1,973,481

Kansas–1.0%
Kansas St Dept of Transp 5.75%, 9/01/18	2,500	2,604,900

Louisiana–0.5%
Isabella Lakes CDD 6.00%, 8/01/22	515	502,619
Whispering Springs CDD 5.20%, 10/01/21	670	651,830

		1,154,449

Massachusetts–7.4%
City of Boston 4.50%, 3/01/09	5,585	5,665,703
5.00%, 3/01/10	1,780	1,841,161
Massachusetts State GO MBIA Series A 5.50%, 2/01/10(c)	7,400	7,722,640
Massachusetts Dev Fin Agy (SEMASS System) MBIA 5.25%, 1/01/08	1,000	1,003,860
Massachusetts State GO Series A 5.50%, 1/01/11	2,315	2,448,414

		18,681,778

Michigan–0.6%
Detroit Sew Disp Rev FSA 4.191%, 7/01/32(a)	1,545	1,506,081

Missouri–3.3%
Bi-State Dev Agency 3.95%, 10/01/35(b)	8,135	8,172,177

Nebraska–1.0%
City of Lincoln Electric System Series 2002 5.00%, 9/01/09	2,500	2,567,275

2	Sanford C. Bernstein Fund, Inc.—2007 Annual Report

Principal Amount (000)		U.S. $ Value

Nevada–0.5%
Clark Cnty Impt Dist 3.75%, 8/01/08	$500	$495,405
Henderson Local Impt Dist No. T-16 4.75%, 3/01/13	85	83,017
Henderson Local Impt Dist No. T-17 4.00%, 9/01/09	635	623,538

		1,201,960

New Jersey–4.0%
Essex Cnty Impt Auth MBIA-IBC 6.50%, 12/01/12	1,040	1,042,236
New Jersey EDA (Cigarette Tax) 5.00%, 6/15/08	1,150	1,157,716
FGIC 5.00%, 6/15/09	2,345	2,399,709
FSA 5.875%, 5/01/15	1,120	1,161,149
New Jersey St Hwy Auth 5.625%, 1/01/30	2,630	2,772,625
New Jersey St Turnpike Auth MBIA 5.50%, 1/01/30	1,370	1,427,965

		9,961,400

New York–3.8%
New York City TFA Series B 5.25%, 2/01/29(b)	1,050	1,100,799
New York City TFA 5.00%, 11/01/10	1,115	1,163,034
New York Conv Ctr Zero Coupon, 6/01/08	3,500	3,419,500
New York State Dormitory Authority (City Univ Sys) 5.75%, 7/01/09	3,735	3,824,976
Tobacco Settlement Fin Corp (Tobacco Asset-Backed Bds) Series A-1 5.25%, 6/01/12	65	65,080

		9,573,389

North Carolina–6.0%
North Carolina Infra Fin Corp. (Correctional Fac Proj) Series 2003 5.00%, 10/01/10	5,090	5,287,644
North Carolina State GO 5.00%, 3/01/09–3/01/10(d)	9,650	9,890,767

		15,178,411

Ohio–1.1%
Akron Bath Copley Joint Township Hosp Dist 4.00%, 1/01/08	1,015	1,014,848
Ohio HFA SFMR Series 2003 A GNMA 3.30%, 9/01/30	1,745	1,717,185

		2,732,033

Principal Amount (000)		U.S. $ Value

Oregon–0.8%
Oregon St Hsg & Comnty Svc Dept 3.20%, 7/01/33	$2,070	$2,004,981

Pennsylvania–8.9%
Allegheny Cnty Hosp Dev Auth 5.00%, 11/15/10	1,020	1,032,852
Allegheny Cnty Hosp Dev Auth Rev (West Pennsylvania Hlth Sys) Series B 9.25%, 11/15/22	430	508,406
Bucks Cnty IDA Waste Management Inc. Proj 4.90%, 12/01/22(b)	1,000	1,002,380
Comwlth of Pennsylvania 5.00%, 10/01/07	7,930	7,930,000
5.75%, 10/01/14	5,225	5,502,447
FGIC 5.75%, 10/01/15	5,435	5,723,599
Monroe Cnty Hosp Auth (Pocono Med Ctr) Series 2002 B 5.75%, 1/01/32(b)	230	230,000
Philadelphia Auth for IDR (Leadership Learning Partners) Series 05A 4.60%, 7/01/15	325	323,515

		22,253,199

Puerto Rico–3.8%
Comwlth of Puerto Rico MBIA Series C 5.00%, 7/01/28(b)	6,255	6,328,559
Series C 5.00%, 7/01/18(b)	3,115	3,146,586

		9,475,145

South Carolina–1.4%
Richland Cnty Env Impt (Int’l Paper Co. Proj) Series A 4.25%, 10/01/07	1,005	1,005,000
South Carolina Transp Infra Bank AMBAC 5.50%, 10/01/11	2,455	2,573,650

		3,578,650

Tennessee–0.9%
Metro Govt Nashville & Davidson Cnty Series C 5.00%, 2/01/08	2,325	2,336,160

Texas–14.8%
City of Austin FSA 5.00%, 11/15/10	4,000	4,163,560
City of Dallas 5.00%, 2/15/11	3,340	3,485,791

Schedule of Investments—Short Duration Diversified Municipal Portfolio	3

Principal Amount (000)		U.S. $ Value

City of Fort Worth FSA 5.00%, 2/15/10	$7,465	$7,699,774
City of Houston FSA 5.50%, 12/01/08	5,000	5,114,300
Dallas Cnty Comnty College Dist 5.00%, 2/15/08	1,250	1,256,775
Lubbock Hlth Fac Dev Corp (St Joseph Hlth Sys) Series 1998 FSA 5.25%, 7/01/10	4,470	4,564,630
Richardson Independent Sch Dist PSF-GTD 4.00%, 2/15/08	1,300	1,302,262
Texas Mun Gas Acquisition & Supply Corp Libor Index Rate Series 2007 A 4.215%, 9/15/10	5,000	4,882,100
Texas Transp Commission Series 2007 5.00%, 4/01/10–4/01/11(d)	4,310	4,489,310
Willacy Cnty TX (Loc Govt Corp Proj) 6.00%, 3/01/09	340	347,194

		37,305,696

Virginia–2.4%
Broad Street CDA 7.125%, 6/01/15	370	403,370
Virginia Comwlth Transp Board 5.25%, 5/15/17	3,910	4,055,961
Virginia Pub Bldg Auth 5.00%, 8/01/10	1,520	1,579,143

		6,038,474

Washington–2.1%
Washington Hlth Care Fac Auth (Overlake Hosp Med Ctr) Series 2005 C RADIAN 6.25%, 7/01/38(b)	800	800,000
Washington St AMBAC 5.00%, 1/01/09	4,270	4,347,629

		5,147,629

Principal Amount (000)		U.S. $ Value

West Virginia–1.2%
West Virginia Sch Bldg Auth FGIC 5.00%, 7/01/09	$2,880	$2,950,848

Wisconsin–1.5%
City of Milwaukee 5.00%, 2/15/09	3,655	3,727,406

Total Long-Term Municipal Bonds (cost $253,120,504)		253,146,214

SHORT-TERM MUNICIPAL NOTES–3.3%
Alaska–0.5%
Valdez Marine Term Rev (BP Pipelines, Inc. Proj) Series 03A 4.05%, 6/01/37(c)(e)	1,400	1,400,000

Colorado–0.2%
Colorado Ed & Cultural Fac Auth (Natl Jewish Fed Bd Prog) Series B-2 4.04%, 7/01/29(c)(e)	500	500,000

Connecticut–1.4%
Connecticut Hlth & Ed Fac Auth 4.00%, 7/01/36(c)(e)	3,500	3,500,000

Tennessee–0.8%
Chattanooga Hlth Ed & Hsg Fac Board 4.10%, 6/01/28(c)(e)	2,000	2,000,000

Utah–0.4%
Utah Transit Auth Sales Tax Rev Series B 4.00%, 6/15/36(c)(e)	1,000	1,000,000

Total Short-Term Municipal Notes (cost $8,400,000)		8,400,000

Total Investments—104.0% (cost $261,520,504)(f)		261,546,214

Other assets less liabilities—(4.0)%		(10,090,709)

Net Assets—100.0%		$251,455,505

4	Sanford C. Bernstein Fund, Inc.—2007 Annual Report

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Citigroup	$155	6/01/12	BMA	*	3.628%	$1,866
Citigroup	1,600	11/10/26	3.884%		BMA *	18,836
JP Morgan Chase	1,100	10/01/07	BMA	*	3.635%	(349)
JP Morgan Chase	4,500	11/10/11	BMA	*	3.482%	28,570
JP Morgan Chase	305	9/21/12	BMA	*	3.385%	313
Merrill Lynch	1,000	7/12/08	BMA	*	3.815%	4,122
Merrill Lynch	170	2/12/12	BMA	*	3.548%	1,482

* Variable interest based on the BMA (Bond Market Association) Municipal Swap Index, which fluctuates weekly.

(a)	Floating Rate Security. Stated interest rate was in effect at September 30, 2007.
(b)	Variable rate coupon, rate shown as of September 30, 2007.
(c)	Position, or a portion thereof, has been segregated to collateralize when issued securities.
(d)	When-Issued security.
(e)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
(f)	At September 30, 2007, the cost basis for tax purposes was $261,520,504. Gross unrealized appreciation of investments was $742,855 and gross unrealized depreciation of investments was $717,145 resulting in net unrealized appreciation of $25,710 (excluding swap transactions).

Glossary:

AMBAC—American Bond Assurance Corporation

CDA—Community Development Administration

CDD—Community Development District

CFD—Community Facilities District

EDA—Economic Development Agency

FGIC—Financial Guaranty Insurance Company

FHLMC—Federal Home Loan Mortgage Corporation

FNMA—Federal National Mortgage Association

FSA—Financial Security Assurance Inc.

GNMA—Government National Mortgage Association

GO—General Obligation

HFA—Housing Finance Authority

IBC—International Bancshares Corporation

IDA—Industrial Development Authority/Agency

IDR—Industrial Development Revenue

MBIA—Municipal Bond Investors Assurance

PSF-GTD—(Texas) Permanent Schools Fund

RADIAN—Radian Group, Inc.

TFA—Transitional Finance Authority

See notes to financial statements.

Schedule of Investments—Short Duration Diversified Municipal Portfolio	5

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration California Muni Portfolio

September 30, 2007

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–99.3%
Long-Term Municipal Bonds–94.9%
California–76.7%
California Econ Rec Bonds 5.00%, 1/01/08	$1,000	$1,003,700
Series A 5.00%, 7/01/08	2,050	2,074,108
5.25%, 7/01/12	2,000	2,143,540
California Municipal Fin Auth 5.00%, 2/01/08	270	270,613
California Rural Home Mtg Fin Auth SFMR (Mortgage-Backed Securities Program) GNMA/ FNMA Series A 6.55%, 6/01/30(a)	205	209,438
California St MBIA 5.75%, 3/01/27	2,425	2,575,811
California St Dept of Wtr Res Pwr Sup Rev MBIA Series A 5.25%, 5/01/10	1,970	2,055,203
California St GO 5.00%, 3/01/09	1,065	1,088,398
5.25%, 2/01/11	1,320	1,388,930
California St GO (Veterans Bds) Series AN 9.00%, 4/01/08	320	328,582
City of Los Angeles CA 4.50%, 6/30/08	3,005	3,030,573
Compton Comnty Redev Agy AMBAC 5.00%, 8/01/08	1,350	1,367,969
Contra Costa Cnty Multi Family Hsg Rev (Pleasant Hill BART Transit-A) AMT 3.95%, 4/15/46(a)	2,000	2,000,840
Contra Costa Cnty Pub Fin Auth MBIA 5.00%, 6/01/09	3,200	3,283,968
Contra Costa Comnty Coll Dist FGIC 5.00%, 8/01/08–8/01/09	3,990	4,052,318
Contra Costa Transp Auth FGIC 6.00%, 3/01/09	2,215	2,293,300
County of Los Angeles CA 4.50%, 6/30/08	2,760	2,783,405
Foothill Eastern Transp Corridor Agy 7.15%, 1/01/13	1,000	1,098,390
MBIA 5.50%, 1/15/08	2,285	2,298,207
Imperial Redev Agy (Redev Proj Sub Nts) 4.50%, 12/01/11	360	356,429

Principal Amount (000)		U.S. $ Value

Los Angeles Cnty Pub Wks Fin Auth FGIC 5.00%, 9/01/10	$640	$665,792
MBIA 5.00%, 10/01/10	4,000	4,171,480
Los Angeles Dept of Airports MBIA 5.00%, 5/15/08	1,425	1,437,611
Los Angeles Harbor Dept MBIA 5.00%, 8/01/08	1,170	1,184,812
Los Angeles Uni Sch Dist Election of 2004 Series H 5.00%, 7/01/09	550	564,850
Murrieta CFD (Spl Tax) 3.20%, 9/01/08	200	198,404
Northern California Gas Auth No 1 Series 2007 A 5.00%, 7/01/09–7/01/10	2,395	2,451,241
Port of Oakland MBIA 5.375%, 11/01/10	1,390	1,419,399
Poway Uni Sch Dist Pub Fin Auth Series 2007 FSA Zero Coupon, 12/01/39	1,880	1,699,031
Sacramento Area Flood Control Agy AMBAC 5.00%, 10/01/07	1,015	1,015,000
San Francisco Bay Area Transit Fin Auth Series 2001 AMBAC 5.125%, 7/01/36	3,495	3,698,793
San Joaquin Hills Transp Corridor Agy Toll Rd Rev (Prerefunded) 7.55%, 1/01/10	1,000	1,029,860
San Jose Redevelopment Agy Series 2002 MBIA 5.00%, 8/01/24	2,300	2,417,944
Univ of California 5.00%, 5/15/09	2,660	2,727,138
FGIC 5.00%, 9/01/23	1,000	1,052,460

		61,437,537

Delaware–0.3%
Bridgeville (Heritage Shores Spl Dev Dist) Series B 5.125%, 7/01/35	228	228,000

Florida–2.8%
Durbin Crossing CDD 5.25%, 11/01/15	160	154,781
Gateway CDD (Sun City Center) Series 03B 5.50%, 5/01/10	65	64,238

6	Sanford C. Bernstein Fund, Inc.—2007 Annual Report

Principal Amount (000)		U.S. $ Value

Hammock Bay CDD (Spl Assmt) Series B 5.375%, 5/01/11	$55	$54,759
Heritage Isle at Viera CDD Series 4B 5.00%, 11/01/09	100	99,065
Lake Ashton II CDD 5.00%, 11/01/11	190	186,563
Live Oak CDD Series B 5.00%, 11/01/09	100	98,892
Meadow Woods CDD Series 4B 5.25%, 5/01/11	135	132,276
Palm Glades CDD 4.85%, 8/01/11	200	194,546
Paseo CDD 5.00%, 2/01/11	345	340,225
Paseo CDD (Capital Impt Rev) Series B 4.875%, 5/01/10	75	73,200
Sandy Creek CDD 5.50%, 5/01/15	155	152,080
Seven Oaks CDD II (Spl Assmt Rev) Series B 5.00%, 5/01/09	105	104,322
Stoneybrook South CDD 5.45%, 11/01/15	190	185,630
Tern Bay CDD (Capital Impt Rev) Series B 5.00%, 5/01/15	105	96,335
Villasol CDD (Spl Assmt Rev) Series B 5.375%, 5/01/08	100	99,966
Vizcaya CDD 6.50%, 12/20/07	200	200,036

		2,236,914

Guam–0.4%
Guam Govt Wtrwks Auth COP (Prerefunded) 5.18%, 7/01/15	168	172,307
Guam Govt Wtrwks Auth Wastewtr Sup Rev 5.00%, 7/01/08	150	150,466

		322,773

Illinois–0.2%
Cortland Spl Svc Area No 10 5.125%, 3/01/14	185	182,264

Indiana–0.2%
South Bend Econ Dev (One Michiana Square Proj) 4.755%, 10/01/09(a)	190	183,128

Louisiana–0.7%
Coves of the Highland Cnty CDD 5.60%, 11/01/21	200	192,456

Principal Amount (000)		U.S. $ Value

Isabella Lakes CDD 6.00%, 8/01/22	$200	$195,192
Orange Grove CDD 5.30%, 11/01/21	200	194,580

		582,228

Nevada–0.2%
Henderson Local Impt Dists No. T-18 4.35%, 9/01/09	165	162,767

Puerto Rico–12.1%
Comwlth of Puerto Rico MBIA Series C 5.00%, 7/01/28(a)	2,630	2,660,929
Puerto Rico Elec Pwr Auth FSA 5.25%, 7/01/29	2,900	3,061,820
MBIA 5.25%, 7/01/09	2,860	2,946,911
Puerto Rico Muni Fin Agy 5.00%, 8/01/09	1,000	1,019,700

		9,689,360

Texas–0.5%
Willacy Cnty TX (Loc Govt Corp Proj) 6.00%, 3/01/09	350	357,406

Virginia–0.8%
Broad Street CDA 7.125%, 6/01/15	130	141,725
Louisa IDA PCR (Elec & Pwr Co.) 5.25%, 12/01/08	525	528,444

		670,169

Total Long-Term Municipal Bonds (cost $75,906,248)		76,052,546

Short-Term Municipal Notes–4.4%
California–4.4%
California Educational Fac Auth (California Inst of Tech) Series 2006 B 3.70%, 10/01/36(b)	500	500,000
California St Dept of Water Res Pwr Sup Rev Series 01B-3 3.80%, 5/01/22(b)	3,000	3,000,000

Total Short-Term Municipal Notes (cost $3,500,000)		3,500,000

Total Investments—99.3% (cost $79,406,248)(c)		79,552,546

Other assets less liabilities—0.7%		597,069

Net Assets—100.0%		$80,149,615

Schedule of Investments—Short Duration California Muni Portfolio	7

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Citigroup	$60	6/01/12	BMA	*	3.628%	$722
Citigroup	600	11/10/26	3.884%		BMA *	7,063
JP Morgan Chase	400	10/01/07	BMA	*	3.635%	(127)
JP Morgan Chase	1,700	11/10/11	BMA	*	3.482%	10,793
JP Morgan Chase	115	9/21/12	BMA	*	3.385%	118
Merrill Lynch	400	7/12/08	BMA	*	3.815%	1,649
Merrill Lynch	65	2/12/12	BMA	*	3.548%	567

* Variable interest based on the BMA (Bond Market Association) Municipal Swap Index, which fluctuates weekly.

(a)	Variable rate coupon, rate shown as of September 30, 2007.
(b)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
(c)	At September 30, 2007, the cost basis for tax purposes was $79,406,248. Gross unrealized appreciation of investments was $245,968 and gross unrealized depreciation of investments was $99,670, resulting in net unrealized appreciation of $146,298 (excluding swap transactions).

Glossary:

AMBAC—American Bond Assurance Corporation

AMT—Alternative Minimum Tax (subject to)

BART—Bay Area Rapid Transit

CDA—Community Development Administration

CDD—Community Development District

CFD—Community Facilities District

COP—Certificate of Participation

FGIC—Financial Guaranty Insurance Company

FNMA—Federal National Mortgage Association

FSA—Financial Security Assurance Inc.

GNMA—Government National Mortgage Association

GO—General Obligation

IDA—Industrial Development Authority/Agency

MBIA—Municipal Bond Investors Assurance

PCR—Pollution Control Revenue

SFMR—Single Family Mortgage Revenue

See notes to financial statements.

8	Sanford C. Bernstein Fund, Inc.—2007 Annual Report

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration New York Muni Portfolio

September 30, 2007

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–99.1%
Long-Term Municipal Bonds–92.4%
New York–79.0%
City of New York 5.25%, 12/01/09	$650	$674,135
Dutchess Cnty Resource Recovery Agy (Solid Waste Sys) BANS 3.65%, 12/28/07	600	599,166
Long Island Pwr Auth Elec Sys Rev AMBAC 5.00%, 4/01/10	1,860	1,924,282
Metro Transp Auth FGIC 5.25%, 11/15/22	1,830	1,953,159
Nassau Cnty FSA 7.00%, 3/01/10	3,030	3,268,673
Nassau Cnty Tabacco Settlement Corp. 6.25%, 7/15/19	1,805	1,906,622
6.40%, 7/15/33	1,025	1,085,342
Nassau Cnty Tobacco Settlement Corp. 6.50%, 7/15/27	3,830	4,062,021
City of New York Series I 5.00%, 8/01/10	2,400	2,489,448
New York City IDA 6.125%, 11/01/30	2,730	2,960,166
ACA 3.05%, 7/01/09	825	814,663
New York City TFA 5.00%, 8/01/09–11/01/09	5,000	5,145,010
5.75%, 8/15/18	960	1,009,258
New York City Transit Auth/Metro Transp Auth/Triborough Brdg & Tunnel AMBAC 5.625%, 1/01/13	1,260	1,328,330
New York City Transitional Fin Auth 5.00%, 11/01/10	1,000	1,043,080
New York Conv Ctr Zero Coupon, 6/01/08	5,400	5,275,800
New York Loc Govt Assistance Corp./NY 5.00%, 4/01/09–4/01/10	3,405	3,507,096
New York Local Govt Assistance Corp. 6.00%, 4/01/08	3,580	3,624,177
New York St Dorm Auth 5.00%, 7/01/08–3/15/11	2,065	2,142,493
AMBAC 5.75%, 7/01/09	1,000	1,024,100
6.125%, 7/01/12	3,300	3,551,889
New York St Dorm Auth Lease Rev (Court Facs Westchester Cnty) 5.25%, 8/01/13	1,000	1,033,200

Principal Amount (000)		U.S. $ Value

New York St Dorm Auth Rev 5.00%, 7/01/11	$495	$497,876
New York St Energy Research & Dev Auth MBIA 3.245%, 4/01/34(a)	2,325	2,294,798
New York St Enviro Fac (Water Rev NYC 02) (Prerefunded) 5.75%, 6/15/11	585	630,694
New York St Enviro Fac (Water Rev NYC 02) (Unrefunded) 5.75%, 6/15/11	90	97,095
New York St Enviro Fac Corp. 7.20%, 3/15/11	25	25,039
New York St Thruway Auth 5.00%, 4/01/08	4,285	4,318,937
5.25%, 1/01/12	1,685	1,708,455
MBIA 5.00%, 4/01/10	2,265	2,348,216
5.375%, 4/01/09	1,000	1,019,380
New York St Thruway Auth Hwy & Brdg Trust Fund, Ref MBIA Series C 5.25%, 4/01/10	3,985	4,151,174
New York St UDC FSA 5.75%, 1/01/15	1,390	1,485,938
New York St Urban Dev Corp. 5.25%, 1/01/21	2,365	2,411,354
New York St Urban Dev Corp./NY 5.00%, 1/01/09	1,725	1,755,515
Patchogue-Medford UFSD 4.50%, 6/27/08	2,070	2,082,565
Roosevelt UFSD 4.375%, 6/27/08	890	894,548
4.40%, 8/01/08	1,090	1,097,575
South Country Central Sch Dist of Brookhaven 4.50%, 6/30/08	1,025	1,029,971
Tobacco Settlement Fin Corp Series C-1 5.50%, 6/01/14	2,800	2,880,332
Town of Babylon XLCA 4.45%, 12/01/20(a)	1,165	1,166,480
TSASC, Inc. 5.70%, 7/15/14	2,335	2,424,571
6.375%, 7/15/39	2,650	2,807,225

		87,549,848

Arizona–0.3%
Watson Road CFD (Spl Assmt Rev) 4.70%, 7/01/09	355	352,806

California–0.3%
Imperial Redev Agy (Redev Proj Sub Nts) 4.50%, 12/01/11	355	351,479

Delaware–0.3%
Bridgeville (Heritage Shores Spl Dev Dist) Series B 5.125%, 7/01/35	399	399,000

Schedule of Investments—Short Duration New York Muni Portfolio	9

Principal Amount (000)		U.S. $ Value

Florida–2.7%
Dupree Lakes CDD 5.00%, 11/01/10	$55	$54,228
Durbin Crossing CDD 5.25%, 11/01/15	225	217,660
Fishhawk CDD II (Spl Assmt) Series B 5.125%, 11/01/09	145	144,136
Gateway CDD (Sun City Center) Series 03B 5.50%, 5/01/10	85	84,004
Hammock Bay CDD (Spl Assmt) Series B 5.375%, 5/01/11	95	94,584
Heritage Isle at Viera CDD Series 4B 5.00%, 11/01/09	100	99,065
Landmark at Doral CDD 5.20%, 5/01/15	255	243,607
Monterra CDD (Spl Assmt) Series B 5.125%, 11/01/14	110	105,919
New River CDD 5.00%, 5/01/13	265	255,251
Overoaks CDD (Capital Impt Rev) Series 4B 5.125%, 5/01/09	245	243,836
Parkway Ctr CDD (Spl Assmt Ref) Series B 5.625%, 5/01/14	305	302,264
Paseo CDD (Capital Impt Rev) Series B 4.875%, 5/01/10	585	570,960
Sandy Creek CDD 5.50%, 5/01/15	350	343,406
Seven Oaks CDD II (Spl Assmt Rev) Series B 5.00%, 5/01/09	100	99,354
Villasol CDD (Spl Assmt Rev) Series B 5.375%, 5/01/08	100	99,966

		2,958,240

Guam–0.6%
Guam Govt Wtrwks Auth Cops (Prerefunded) 5.18%, 7/01/15	321	329,410
Guam Govt Wtrwks Auth Wastewtr Sup Rev 5.00%, 7/01/08	300	300,933

		630,343

Illinois–0.3%
Cortland Spl Svc Area No 10 5.125%, 3/01/14	255	251,228
Pingree Grove Village II (CamBrdg Lakes Proj) Series 5-1 5.25%, 3/01/15	119	119,111

		370,339

Principal Amount (000)		U.S. $ Value

Louisiana–0.8%
Coves of the Highland Cnty CDD 5.60%, 11/01/21	$270	$259,816
Isabella Lakes CDD 6.00%, 8/01/22	255	248,870
Juban Park CDD 5.15%, 10/01/14	240	236,693
Whispering Spring Dev Dist 5.20%, 10/01/21	120	116,745

		862,124

Nevada–0.0%
Henderson Local Impt Dists No. T-16 4.75%, 3/01/13	40	39,067

Puerto Rico–7.6%
Comwlth of Puerto Rico MBIA Series C 5.00%, 7/01/28(a)	4,350	4,401,156
Series C 5.00%, 7/01/18(a)	1,765	1,782,897
Puerto Rico Elec Pwr Auth 5.50%, 7/01/08	700	709,898
Puerto Rico Hwy & Transp Auth Hwy FSA Series AA 5.00%, 7/01/26(a)	1,450	1,505,216

		8,399,167

Virginia–0.5%
Broad Street CDA 7.125%, 6/01/15	200	218,038
Louisa IDA PCR (Elec & Pwr Co.) 5.25%, 12/01/08	295	296,935

		514,973

Total Long-Term Municipal Bonds (cost $102,138,423)		102,427,386

Short-Term Municipal Notes -6.7%
New York–6.7%
New York City Muni Water Fin Auth 3.97%, 6/15/32(b)	300	300,000
Series 05 AA-1 4.02%, 6/15/32(b)	1,690	1,690,000
New York City TFA 3.91%, 11/01/22(b)	500	500,000
3.98%, 2/01/31(b)	2,000	2,000,000
New York Muni Water Fin Auth 3.97%, 6/15/38(b)	2,500	2,500,000
Port Auth NY & NJ Spl Oblig Rev 4.00%, 6/01/20(b)	500	500,000

Total Short-Term Municipal Notes (cost $7,490,000)		7,490,000

Total Investments—99.1% (cost $109,628,423)(c)		109,917,386

Other assets less liabilities—0.9%		960,283

Net Assets—100.0%		$110,877,669

10	Sanford C. Bernstein Fund, Inc.—2007 Annual Report

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Citigroup	$80	6/01/12	BMA	*	3.628%	$963
Citigroup	800	11/10/26	3.884%		BMA *	9,418
JPMorgan Chase	600	10/01/07	BMA	*	3.635%	(191)
JPMorgan Chase	2,200	11/10/11	BMA	*	3.482%	13,967
JPMorgan Chase	155	9/21/12	BMA	*	3.385%	159
Merrill Lynch	500	7/12/08	BMA	*	3.815%	2,061
Merrill Lynch	85	2/12/12	BMA	*	3.548%	741

* Variable interest based on the BMA (Bond Market Association) Municipal Swap Index, which fluctuates weekly.

(a)	Variable rate coupon, rate shown as of September 30, 2007.
(b)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
(c)	At September 30, 2007, the cost basis for tax purposes was $109,628,423. Gross unrealized appreciation of investments was $493,441 and gross unrealized depreciation of investments was $204,478, resulting in net unrealized appreciation of $288,963 (excluding swap transactions).

Glossary:

ACA—American Capital Access Financial Guaranty Corporation

AMBAC—American Bond Assurance Corporation

BAN—Bond Anticipation Note

CDA—Community Development Administration

CDD—Community Development District

CFD—Community Facilities District

FGIC—Financial Guaranty Insurance Company

FSA—Financial Security Assurance Inc.

GO—General Obligation

IDA—Industrial Development Authority/Agency

MBIA—Municipal Bond Investors Assurance

PCR—Pollution Control Revenue

TFA—Transitional Finance Authority

TSASC—Tobacco Settlement Asset Securitization Corporation

UDC—Urban Development Corporation

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

Schedule of Investments—Short Duration New York Muni Portfolio	11

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Diversified Municipal Portfolio

September 30, 2007

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–99.2%
Long-Term Municipal Bonds–97.5%
Alabama–1.0%
Cnty of Jefferson FGIC 5.00%, 2/01/42	$5,900	$6,268,160
Jefferson Cnty Swr Rev (Capital Improvement Warrants) (Prerefunded) FGIC Series 02 5.00%, 2/01/41	7,725	8,200,010
Jefferson Cnty Wtr & Swr Rev (Prerefunded) FGIC Series 02B 5.00%, 2/01/41	12,005	12,754,112
Jefferson Cnty, Ltd Oblig, Sch Warrants Series A 5.25%, 1/01/11	1,700	1,780,818
Jefferson Cnty, Sw (Prerefunded) FGIC Series A 5.75%, 2/01/38	4,290	4,457,181
Jefferson Cnty, SWR FSA Series B8 5.25%, 2/01/10	2,100	2,178,498
Jefferson Cnty, SWR, Capital Impt Warrants (Prerefunded) FGIC Series A 5.00%, 2/01/33	8,865	9,122,617
5.125%, 2/01/39	1,185	1,221,344

		45,982,740

Alaska–0.2%
Anchorage FGIC 6.00%, 10/01/09	1,000	1,047,760
MBIA Series B 5.25%, 7/01/08	6,100	6,178,751

		7,226,511

Arizona–2.2%
Arizona Hlth Facs Auth (Phoenix Children’s Hosp) 4.84%, 2/01/42(a)	18,025	17,913,605
Arizona Sch Facs Brd FGIC 5.00%, 9/01/15	1,765	1,911,001
Arizona Sch Facs Brd Rev, Ref St Sch Impt 5.00%, 1/01/13	1,315	1,401,553
Arizona St Transp Brd 5.00%, 7/01/13–7/01/16	26,305	28,383,846
Arizona Tourism & Sports Auth Tax Rev (Baseball Training Facs Proj.) 5.00%, 7/01/15–7/01/16	3,815	3,906,958
Arizona Water Infra Fin Auth Rev Water Quality Series A 5.75%, 10/01/11	1,525	1,606,588

Principal Amount (000)		U.S. $ Value

Maricopa Cnty IDA, MFHR (Steeplechase Apts Proj) AMT Series B 6.25%, 12/01/20	$1,900	$1,905,871
Maricopa Cnty Uni Sch Dist No. 48 FSA Series B 4.75%, 7/01/10	1,000	1,031,330
Mesa St & Hwy Rev (Prerefunded) FSA 5.125%, 7/01/23	4,255	4,624,334
Mesa IDA Rev (Discovery Hlth Sys) (Prerefunded) MBIA Series A 5.625%, 1/01/29	2,000	2,107,580
Phoenix Civic Impt Corp. AMBAC 5.00%, 7/01/14	5,000	5,393,850
MBIA 5.00%, 7/01/14	5,000	5,387,650
Phoenix, Civic Impt Corp., Transit Excise Tax Rev (Light Rail Proj.) AMBAC 5.00%, 7/01/10–7/01/11	10,590	11,085,019
Pima Cnty IDA 5.45%, 12/01/17	2,550	2,499,382
Pima Cnty IDA (Horizon Comnty Learning Center) 4.45%, 6/01/14	2,050	2,005,966
Salt River Agricultural Impt & Pwr Dist (Salt River Proj) Series A 5.00%, 1/01/09–1/01/10	5,245	5,378,402
Vistancia CFD 5.00%, 7/15/08	400	401,708
5.30%, 7/15/09	500	507,000
5.55%, 7/15/10	500	513,290
Watson Road CFD (Spl Assmt Rev) 4.85%, 7/01/10	1,210	1,200,731
Yavapai Cnty IDA (Yavapai Regl Med Ctr) RADIAN Series 2003 A 6.30%, 8/01/27(b)	3,575	3,575,000

		102,740,664

California–3.9%
California Dept of Water Res Pwr Sup Rev MBIA-IBC Series 2A 5.50%, 5/01/10	7,115	7,466,196
California Econ Rec Bonds MBIA Series A 5.00%, 7/01/11	3,665	3,854,847
Series A 5.25%, 1/01/10–7/01/12	34,420	36,293,299
California State GO 5.00%, 6/01/10–3/01/16	40,730	43,118,736
5.25%, 3/01/10	2,925	3,040,216
6.00%, 2/01/11	15,760	16,950,668
California St Dept of Water Res Pwr Sup Rev Series A 5.50%, 5/01/09	4,585	4,728,694

12	Sanford C. Bernstein Fund, Inc.—2007 Annual Report

Principal Amount (000)		U.S. $ Value

California Statewide CDA (Kaiser Permanente) Series E 3.875%, 4/01/32(b)	$6,695	$6,709,997
Fremont Uni Sch Dist (Election 2002) FSA Series B 5.00%, 8/01/27	1,000	1,042,670
Fresno Uni Sch Dist MBIA Series A 6.00%, 2/01/20	3,255	3,817,529
Golden St Tobacco Securitization Corp. 5.375%, 6/01/28	2,725	2,854,328
FGIC 5.375%, 6/01/28	19,395	20,315,487
5.50%, 6/01/33	5,000	5,471,650
Imperial Redev Agy (Redev Proj Sub Nts) 4.50%, 12/01/11	1,100	1,089,088
Los Angeles Uni Sch Dist FSA Series A 5.25%, 7/01/20	1,785	1,942,312
Sacramento City Fin Auth (Lease Rev) Series B 5.40%, 11/01/20	1,000	1,087,970
Sacramento Mun Util Dist MBIA Series G 6.50%, 9/01/13	1,035	1,138,614
Tax Exempt Mun Infra Impt Trust, Certificates Class A Series 2004C 4.05%, 11/01/08(c)	5,498	5,434,058
Tax Exempt Municipal Infra Series 04A 3.80%, 5/01/08(c)	18,695	18,649,010

		185,005,369

Colorado–1.1%
Baptist Road Rural Transp Auth 4.80%, 12/01/17	310	298,865
Colorado Dept of Transp (Trans Rev Antic Nts) (Prerefunded) AMBAC 6.00%, 6/15/15	3,000	3,203,490
Colorado Dept of Transp (Transp Rev Antic Nts) FGIC Series B 5.00%, 12/15/13	9,100	9,796,605
MBIA Series B 5.50%, 6/15/13–6/15/14	8,230	9,106,553
Colorado Edu & Cultural Fac Auth 4.04%, 2/01/25–12/01/35(d)	4,900	4,900,000
Colorado Edu & Cultural Fac Auth (Natl Jewish Fed Bd Prog) 4.04%, 12/01/34(d)	1,500	1,500,000
Municipal Subdistrict Northern Colorado Water Conservancy Dist AMBAC 5.00%, 12/01/13	7,295	7,825,347
PV Water & San Met Dist Cap Appreciation Series 06 Zero Coupon, 12/15/17	17,040	9,291,230

Principal Amount (000)		U.S. $ Value

Todd Creek Farms Metro Dist No. 1 (Wtr Rev Ref & Impt) 4.75%, 12/01/09	$3,180	$3,167,566
Weld Cnty Sch Dist No. 6 (Greeley) FSA 5.25%, 12/01/17	2,405	2,561,758

		51,651,414

Connecticut–1.0%
Connecticut Res Recovery Auth MBIA 5.375%, 11/15/09–11/15/10	6,505	6,611,590
Connecticut St 5.50%, 12/01/07	10	10,031
FSA 5.00%, 11/15/13	5,700	6,144,144
5.375%, 10/01/13	4,795	5,109,024
MBIA 5.00%, 12/01/12–12/01/13	14,365	15,438,690
Connecticut St Res Recov Auth, Mid-Connecticut Sys MBIA Series A 5.75%, 11/15/07	2,115	2,120,330
Connecticut St Special Tax Obligation FSA 5.375%, 10/01/10	6,250	6,576,750
Connecticut St Spl Tax Oblig Rev Series B 6.15%, 9/01/09	1,000	1,048,730
Mashantucket Western Pequot Tribe, Spl Rev Series Sub Ser B 5.55%, 9/01/08(c)	1,700	1,715,232
Univ of Connecticut (Student Fee Rev) FGIC Series A 5.25%, 11/15/17	3,065	3,296,530

		48,071,051

Delaware–0.4%
Delaware Transp Auth Motor Fuel Tax Rev MBIA 5.00%, 7/01/10	15,500	16,094,270
Delaware Transp Auth Transp Sys Rev, Senior MBIA 5.00%, 7/01/11	3,680	3,866,686

		19,960,956

District Of Columbia–0.3%
Dist of Columbia AMBAC Series B-1 5.50%, 6/01/08	8,510	8,614,248
Dist of Columbia (Unrefunded) FSA Series B 5.50%, 6/01/09	2,100	2,166,759
Dist of Columbia Escrowed to Maturity (Prerefunded) FSA Series B 5.50%, 6/01/09	175	180,707
Dist of Columbia Water & Swr Auth, Pub Util Rev FSA 6.00%, 10/01/16	1,635	1,890,681

Schedule of Investments—Diversified Municipal Portfolio	13

Principal Amount (000)		U.S. $ Value

Dist of Columbia, COP AMBAC 5.25%, 1/01/08	$1,000	$1,003,960
District of Columbia Hsg Fin Agy Single Family FNMA & GNMA Mtg GNMA/ FNMA Series A 6.25%, 12/01/28	910	926,935

		14,783,290

Florida–10.0%
Amelia Walk CDD 5.20%, 5/01/14	2,160	2,090,988
Arborwood CDD (Center Home Proj) 5.10%, 5/01/16	2,500	2,373,200
Arborwood CDD (Centex Homes Proj) 5.25%, 5/01/16–5/01/36	9,320	8,602,674
Beacon Tradeport CDD (Spl Assmt Industrial Proj) Series B 7.125%, 5/01/22	2,410	2,530,090
Belmont CDD 5.125%, 11/01/14	2,500	2,369,700
Bonnet Creek Resort CDD, Spl Assmt 7.125%, 5/01/12	1,720	1,823,750
Brevard Cnty Sch Brd AMBAC 5.00%, 7/01/26	5,000	5,307,000
Broward Cnty Sch Brd FGIC 5.00%, 7/01/13–7/01/14	7,150	7,579,751
Broward Cnty, Arpt Sys Rev AMT MBIA Series E 5.25%, 10/01/10	2,065	2,114,643
Chapel Creek CDD 5.25%, 5/01/15	3,660	3,535,597
Citizens Ppty Insurance Corp. MBIA 5.00%, 3/01/14–3/01/16	103,035	110,888,970
Orange Cnty FGIC 5.00%, 1/01/13	5,520	5,869,747
Collier Cnty Sch Brd FSA 5.00%, 2/15/16	5,000	5,337,650
Dade Cnty Sch Dist MBIA Series 94 5.00%, 8/01/12	8,060	8,540,940
Dupree Lakes CDD 5.00%, 11/01/10	275	271,142
Durbin Crossing CDD 5.25%, 11/01/15	1,630	1,576,829
East Homestead CDD 5.00%, 5/01/11	1,435	1,411,925
Fishhawk CDD II 5.00%, 5/01/12	3,000	2,941,080
Florida Hurricane Catastrophe Fund 5.00%, 7/01/11	32,320	33,809,306
Florida St Brd of Ed 5.00%, 6/01/12	4,610	4,876,320
FGIC 5.25%, 6/01/11	2,125	2,244,149
MBIA Series C 5.25%, 1/01/11	4,600	4,830,184

Principal Amount (000)		U.S. $ Value

Series A 5.00%, 1/01/13	$14,745	$15,679,243
Series B 5.00%, 1/01/12	9,850	10,371,853
ST GTD 5.00%, 6/01/13	5,000	5,339,550
Florida St Brd of Ed Capital Outlay, ETM 9.125%, 6/01/14	150	194,073
Florida St Brd of Ed Capital Outlay, (Unrefunded) 9.125%, 6/01/14	990	1,163,210
Florida St Brd of Ed, Pub Ed Series A 5.00%, 6/01/12	5,305	5,611,470
Florida St Dept of Enviro Protection AMBAC 5.00%, 7/01/13–7/01/15	16,920	18,197,497
Florida St Dept of Enviro Protection Preservation Rev Florida Forever FGIC Series A 5.00%, 7/01/18	3,435	3,627,772
Florida St Trpk Auth FGIC 5.00%, 7/01/11	1,020	1,069,552
FSA 5.00%, 7/01/12	6,375	6,749,340
5.25%, 7/01/10	6,975	7,282,109
Gateway Svcs CDD, Spl Assmt (Stoneybrook Proj) Series B 5.50%, 7/01/08	105	105,043
Greyhawk Landing CDD, Spl Assmt Rev Series B 6.25%, 5/01/09	140	140,427
Hammock Bay CDD (Spl Assmt) Series B 5.375%, 5/01/11	105	104,540
Harbor Bay CDD (Capital Impt Rev) Series B 6.35%, 5/01/10	1,005	1,006,779
Heritage Isle at Viera CDD Series 4B 5.00%, 11/01/09	115	113,925
Heritage Plantation CDD 5.10%, 11/01/13	3,710	3,582,079
Jacksonville Dist Water & Swr Rev MBIA 5.00%, 10/01/20	5,340	5,408,726
Lake Ashton II CDD 5.00%, 11/01/11	6,810	6,686,807
Lake Ashton II CDD (Capital Impt Rev) Series B 4.875%, 11/01/10	1,400	1,361,990
Lakewood Ranch Stewardship Dist 5.00%, 5/01/13	530	510,501
Landmark at Doral CDD 5.20%, 5/01/15	4,535	4,332,376
Live Oak CDD Series B 5.00%, 11/01/09	3,730	3,688,672
Live Oak CDD No. 001, Spl Assmt ETM Series B 5.30%, 5/01/08	95	94,916

14	Sanford C. Bernstein Fund, Inc.—2007 Annual Report

Principal Amount (000)		U.S. $ Value

Manatee Cnty CDD (Heritage Harbor South) Series 02B 5.40%, 11/01/08	$5	$4,976
Meadow Pointe III CDD Series 4B 5.00%, 5/01/09	295	293,094
Meadow Pointe IV CDD Capital Impt Series B 5.125%, 11/01/07	170	170,007
Meadow Woods CDD Series 4B 5.25%, 5/01/11	1,270	1,244,371
Miami Beach Hlth Facs Auth (Mount Sinai Med Ctr) Series 04 6.75%, 11/15/24	6,990	7,519,562
Miami-Dade Cnty Sch Dist MBIA 4.75%, 7/15/10	11,215	11,538,104
Middle Village CDD (Spl Assmt) Series C 5.125%, 5/01/09	535	532,459
Midtown Miami CDD Series 04A 6.00%, 5/01/24	4,300	4,315,953
Miromar Lakes CDD Series 00A 7.25%, 5/01/12	1,990	2,063,630
Monterra CDD (Spl Assmt) Series B 5.00%, 11/01/10	6,760	6,665,157
5.125%, 11/01/14	9,455	9,104,219
Orlando, WasteWtr Sys Rev Series A 7.063%, 10/01/07	1,790	1,790,000
Orlando, WasteWtr Sys Rev, CPI Bd, Mandatory Put Series A 7.063%, 10/01/15	6,070	6,070,000
Overoaks CDD (Capital Impt Rev) Series 4B 5.125%, 5/01/09	2,675	2,662,294
Palm Beach Cnty Solid Waste Auth AMBAC Series A 6.00%, 10/01/09	4,070	4,258,767
Palm Beach Cnty Solid Waste Auth AMBAC Series A 6.00%, 10/01/09	235	246,407
Palm Glades CDD 4.85%, 8/01/11	2,150	2,091,369
Parkway Ctr CDD (Spl Assmt Ref) Series B 5.625%, 5/01/14	5,400	5,351,562
Paseo CDD 5.00%, 2/01/11	2,500	2,465,400
Paseo CDD (Capital Impt Rev) Series B 4.875%, 5/01/10	5,130	5,006,880
Quarry CDD (Spl Assmt) 5.25%, 5/01/16	1,050	1,001,805
Series A-2 5.25%, 5/01/36	7,060	6,243,864
Reunion East CDD Series B 5.90%, 11/01/07	60	60,001
Riverwood Estates CDD 5.00%, 5/01/13	1,960	1,865,469

Principal Amount (000)		U.S. $ Value

Saddlebrook CDD (Spl Assmt) Series B 6.25%, 5/01/09	$10	$10,005
Sandy Creek CDD 5.50%, 5/01/15	1,160	1,138,146
Sarasota Cnty Util Sys Rev FGIC Series C 5.25%, 10/01/21	2,000	2,105,680
Seven Oaks CDD II (Spl Assmt Rev) Series B 5.00%, 5/01/09	2,060	2,046,692
Shingle Creek CDD 5.75%, 5/01/15	4,885	4,828,774
South Bay CDD Series 5B-2 5.375%, 5/01/13	2,900	2,810,999
South Bay CDD (Capital Impt Rev) Series B-1 5.125%, 11/01/09	1,090	1,077,203
Stoneybrook South CDD 5.45%, 11/01/15	7,075	6,912,275
Sunrise Util Sys Rev AMBAC 5.50%, 10/01/13	2,445	2,671,431
Sweetwater Creek CDD 5.125%, 5/01/13	3,000	2,905,920
5.30%, 5/01/17	1,000	972,460
Tampa Occupational License Tax FGIC Series A 5.375%, 10/01/17–10/01/18	8,110	8,671,289
Tampa Water & Swr Rev Series A 5.25%, 10/10/18	1,160	1,232,662
Tampa-Hillsborough Cnty Express Parkway AMBAC 5.00%, 7/01/12	8,575	9,078,524
Tern Bay CDD (Capital Impt Rev) Series B 5.00%, 5/01/15	2,570	2,357,924
Venetian CDD (Capital Impt) Series B 5.95%, 5/01/12	370	376,790
Verano Center CDD 5.00%, 11/01/12	2,315	2,265,228
Verano Ctr CDD (Infrastructure Proj) Series B 5.00%, 11/01/13	3,295	3,164,683
Villages of Westport CDD Series 05A 5.125%, 5/01/15	2,290	2,194,828
Waterford Estates CDD 5.125%, 5/01/13	2,000	1,937,280
Waterset North CDD 6.55%, 11/01/15(e)	7,015	6,992,833
Westchester CDD No. 1 (Spl Assmt) 6.00%, 5/01/23	4,670	4,651,040

		476,316,101

Georgia–1.6%
Georgia State GO 6.00%, 3/01/12	1,000	1,100,470
Series A 6.25%, 4/01/08	2,600	2,635,646

Schedule of Investments—Diversified Municipal Portfolio	15

Principal Amount (000)		U.S. $ Value

Series C 6.25%, 8/01/10	$1,490	$1,599,321
Series D 6.70%, 8/01/08	1,770	1,816,728
Main Street Natural Gas, Inc. 5.00%, 3/15/10–3/15/13	33,715	34,796,828
Metro Atlanta Rapid Transit Auth FGIC 5.00%, 7/01/12–7/01/13	11,520	12,332,283
Metro Atlanta Rapid Transit Auth Sales Tax Rev (Second Indenture) MBIA Series B 5.10%, 7/01/20	11,000	11,240,570
Municipal Elec Auth of Georgia FSA 5.25%, 1/01/14	4,230	4,597,249
MBIA 5.25%, 1/01/14	3,625	3,939,722
Municipal Elec Auth of Georgia (Unrefunded) (Combustion Turbine Proj.) MBIA Series A 5.25%, 11/01/21	3,000	3,166,440

		77,225,257

Guam–0.2%
Guam Govt Wtrwks Auth Cops (Prerefunded) 5.18%, 7/01/15	7,668	7,870,366
Guam Govt Wtrwrks Auth Water & Wastewtr Sys Rev 5.00%, 7/01/10	2,055	2,071,070
Series 05 5.00%, 7/01/13	1,345	1,361,570

		11,303,006

Hawaii–2.9%
Hawaii St AMBAC 5.00%, 7/01/11–7/01/15	66,780	71,524,058
FSA Series CX 5.50%, 2/01/21	2,540	2,696,109
Hawaii St Escrowed to Maturity FGIC Series CN 6.00%, 3/01/09	105	108,638
Hawaii St (Prerefunded) FSA Series CX 5.50%, 2/01/17	2,940	3,164,293
Hawaii St (Unrefunded) FGIC Series CN 6.00%, 3/01/09	2,560	2,646,554
FSA Series CX 5.50%, 2/01/17	4,055	4,330,821
Hawaii St GO Ambac Series DG AMBAC 5.00%, 7/01/14	47,080	50,730,112

		135,200,585

Illinois–4.5%
Bolingbrook Sales Tax Rev 5.75%, 1/01/15(f)	4,000	3,979,880

Principal Amount (000)		U.S. $ Value

Chicago FSA Series A 5.00%, 1/01/12	$5,760	$6,069,830
Chicago (Kingsbury Redev Proj.) Series A 6.57%, 2/15/13	2,000	2,034,080
Chicago (Prerefunded) FGIC Series A 6.75%, 1/01/35	2,310	2,523,121
Chicago Brd of Ed, Lease Certificates MBIA Series A 6.25%, 1/01/11	1,880	2,029,949
Chicago HFA SFMR (Mtg Rev) AMT GNMA/ FNMA/ FHLMC Series 99 A 6.35%, 10/01/30	110	113,667
Chicago O’Hare Int’l Arpt, Rev, Second Lien MBIA Series C 5.00%, 1/01/10	1,890	1,946,039
5.75%, 1/01/09	1,675	1,718,751
Chicago Park Dist, Harbor Fac Rev (Prerefunded) 5.875%, 1/01/13–1/01/15	5,735	6,127,159
Chicago Pub Bldg Commission (Chicago Park Dist) FGIC Series A 5.375%, 1/01/13	2,510	2,586,053
Chicago Pub Bldg Commission (Chicago Transit Auth ) AMBAC 5.00%, 3/01/09	1,180	1,204,780
5.25%, 3/01/21	4,000	4,317,680
Chicago Transit Auth, Capital Grant Receipts Rev (Federal Transit Administration, Section 5307) AMBAC Series A 5.25%, 6/01/10	4,570	4,764,225
AMBAC Series B 5.00%, 6/01/09	2,000	2,048,560
City of Chicago FSA 5.00%, 1/01/16	5,000	5,367,750
MBIA 5.25%, 1/01/15	4,225	4,615,137
Cook Cnty Escrowed to Maturity MBIA 7.25%, 11/01/07	355	355,998
Du Page Cnty (Stormwater Proj.) 5.60%, 1/01/21	1,920	2,124,115
Du Page Cnty Jail Proj. 5.60%, 1/01/21	6,735	7,450,998
Du Page Cnty Water Commission 5.25%, 3/01/09–3/01/10	11,910	12,269,057
Illinois Dev Fin Auth, Adventist Hlth Sys MBIA Series B 3.287%, 1/01/19	5,730	5,921,955
Illinois Fin Auth 5.25%, 3/01/12	5,825	6,203,800
Illinois St 5.00%, 1/01/13–3/01/14	9,590	10,283,326
AMBAC 5.00%, 4/01/11–11/01/14	8,765	9,389,291

16	Sanford C. Bernstein Fund, Inc.—2007 Annual Report

Principal Amount (000)		U.S. $ Value

FSA 5.00%, 9/01/14	$5,550	$5,982,733
5.25%, 4/01/09–10/01/13	8,830	9,521,938
5.375%, 10/01/10	11,015	11,581,281
MBIA 5.25%, 4/01/11–10/01/21	8,275	8,721,401
5.375%, 7/01/10	8,985	9,409,721
MBIA-IBC 5.00%, 3/01/15	5,000	5,347,200
Illinois St (Prerefunded) MBIA 5.75%, 12/01/13	2,390	2,548,003
Illinois St Dedicated Tax Rev (Civic Ctr) AMBAC 6.25%, 12/15/20	3,135	3,616,066
Illinois St Sales Tax Rev Series Q 6.00%, 6/15/12	3,225	3,466,552
Series U 5.00%, 6/15/09	1,150	1,151,184
McLean Cnty Pub Bldg Commission 7.25%, 11/01/07	2,000	2,005,460
Metro Pier & Exposition Auth Dedicated State Tax Rev (McCormick Place) MBIA Series A 5.25%, 6/15/09	7,000	7,200,130
Pingree Grove Village II (CamBrdg Lakes Proj) Series 5-1 5.25%, 3/01/15	1,722	1,723,601
Regional Transp Auth 5.00%, 7/01/16	5,285	5,724,183
FGIC Series B 5.50%, 6/01/17	1,025	1,151,516
FGIC Series C 7.75%, 6/01/20	1,005	1,299,515
Illinois State GO 5.00%, 3/01/13	8,275	8,827,191
St. Clair Cnty FGIC 5.625%, 10/01/13	3,410	3,604,575
Town of Cortland 5.50%, 3/01/17	5,117	5,067,519
Univ of Illinois COP (Prerefunded) AMBAC Series A 5.50%, 8/15/18	2,340	2,503,402
Will & Kendall Counties Comnty Consolidated Sch Dist 202 FGIC 5.00%, 1/01/14–1/01/16	8,575	9,254,023

		215,152,395

Indiana–1.0%
Allen Cnty Juvenile Justice Ctr First Mtg Rev AMBAC 5.50%, 1/01/18	1,575	1,690,448
Dyer Redev Auth, Eco Dev Lease 6.55%, 7/15/20	2,720	2,888,586
6.875%, 7/15/14	1,755	1,873,533
Indiana Bond Bank Rev Series B 5.00%, 2/01/08	2,000	2,009,660
Indiana St Fin Auth 5.00%, 2/01/14	5,735	6,138,515

Principal Amount (000)		U.S. $ Value

Indiana St Fin Auth (St Revolving PG) Series A 5.00%, 2/01/13–2/01/14	$6,450	$6,888,777
Indiana Transp Fin Auth, Arpt Facs Lease Rev AMBAC Series A 6.00%, 11/01/09	1,370	1,439,144
Indianapolis Gas Util Rev, Ref Distribtion Sys AMBAC Series A 5.75%, 8/15/08	2,395	2,440,074
Indianapolis Local Pub Impt Bond Bank Series B 5.00%, 2/01/10	1,020	1,024,692
6.00%, 1/10/13	5,325	5,669,314
Indianapolis Pub Impt Bond Bank (Prerefunded) MBIA Series 2A 5.25%, 7/01/33	11,025	11,821,225
Indianapolis Res Recov, Rev, Ogden Martin Sys (Inc Proj.) AMBAC 6.75%, 12/01/08	2,750	2,833,187
Ivy Tech St Coll, Student Fee AMBAC Series G 5.00%, 7/01/08	1,000	1,011,100

		47,728,255

Kansas–0.5%
Junction City 5.00%, 12/01/07	1,980	1,982,693
Kansas St Dept of Transp 5.00%, 9/01/11	5,645	5,941,250
Sedgwick & Shawnee Counties SFMR (Mtg-Bckd Secs Prog) GNMA Series A-1 6.50%, 12/01/22(b)	90	90,334
Wyandotte Cnty-Kansas City Uni Govt AMBAC 5.65%, 9/01/13–9/01/14	11,960	13,270,066
Wyandotte Cnty-Kansas City Uni Govt Spl Oblg (Sales Tax) Series B 4.75%, 12/01/16	1,565	1,574,484

		22,858,827

Kentucky–0.3%
Kentucky Asset Liability Commission (Fed Hwy Trust Fund) MBIA Ser 2007 5.00%, 9/01/16	5,000	5,449,800
Kentucky Eco Dev Fin Auth Rev, Catholic Hlth Initiatives Series A 5.375%, 12/01/11	1,240	1,266,958
Kentucky St Property & Bldgs Commission FGIC 5.00%, 3/01/13–3/01/14	7,970	8,526,438

		15,243,196

Louisiana–1.8%
Coves of the Highland Cnty CDD 5.60%, 11/01/21	4,025	3,873,177
De Soto Parish PCR (Int’l Paper Co) Series 02a 5.00%, 10/01/12	4,700	4,840,060

Schedule of Investments—Diversified Municipal Portfolio	17

Principal Amount (000)		U.S. $ Value

New Orleans Exhibit Hall Auth (Ernest N Morial) Series 2003 A AMBAC 5.00%, 7/15/33	$5,000	$5,356,850
Jefferson Parish Home Mortgage Auth Rev, Mortgage-Backed Securities AMT GNMA/ FNMA Series C-1 5.40%, 12/01/20	140	140,293
Lakeshore Villages Master CDD 5.25%, 7/01/17	9,926	9,674,177
Louisiana Arpt Fac (Cargo ACQ Grp) AMT Series 02 6.65%, 1/01/25	745	777,981
Louisiana State GO AMBAC 5.00%, 10/15/12	11,965	12,707,069
FSA 5.00%, 5/01/13–5/01/15	22,690	24,246,974
Louisiana St Citizens Ppty Insurance Corp. AMBAC 5.25%, 6/01/14	1,770	1,920,786
Louisiana St Office Fac Corp., Lease Rev (Capitol Complex Program) MBIA Series A 5.50%, 3/01/11	2,000	2,070,500
Morehouse Parish PCR (International Paper Co) Ser A 5.25%, 11/15/13	7,320	7,650,132
New Orleans GO MBIA 5.25%, 12/01/20	5,845	6,227,614
Orange Grove CDD 5.30%, 11/01/21	2,580	2,510,082
Tangipahoa Parish Sch Dist 5.90%, 5/01/22	3,365	3,300,426
Terrebonne Parish Wtrwks Dist No. 001 Wtr Rev AMBAC Series A 5.25%, 11/01/23	2,000	2,119,820

		87,415,941

Maryland–0.1%
Montgomery Cnty, Pub Impt Series A 5.00%, 2/01/16	2,965	3,157,695

Massachusetts–5.2%
City of Boston 5.00%, 3/01/15	1,035	1,119,394
Massachusetts State GO 5.00%, 11/01/10	2,200	2,290,222
5.25%, 1/01/09	1,865	1,904,762
FSA 5.00%, 3/01/20–3/01/21	12,220	13,208,231
Massachusetts Bay Transp Auth GTD Series A 5.50%, 3/01/12	3,780	3,951,083
MBIA Series A 7.00%, 3/01/10	9,700	10,450,101
Series A 5.75%, 3/01/10	2,255	2,366,983

Principal Amount (000)		U.S. $ Value

Massachusetts Bay Transp Auth, Sales Tax Rev Series A 5.25%, 7/01/20	$3,600	$3,856,752
Series Senior Ser B 5.00%, 7/01/11	2,385	2,500,863
Massachusetts State GO (Consolidated Loan) Series B 5.00%, 8/01/12	17,750	18,817,130
Massachusetts Port Auth Rev FSA Series B 5.50%, 7/01/09	1,780	1,832,617
Massachusetts St MBIA Series A 5.50%, 2/01/11	5,555	5,891,855
Series A 5.50%, 1/01/10–1/01/11	15,265	15,911,596
Massachusetts St (Consolidated Loan) 5.00%, 5/01/12–5/01/14	18,515	19,748,941
FGIC Series C 5.50%, 11/01/13–11/01/14	38,980	43,196,978
MBIA 5.50%, 11/01/12	20,050	21,822,219
Series A 5.00%, 8/01/12	9,720	10,304,366
Series B 5.70%, 6/01/19	3,655	3,855,513
Series C 5.25%, 12/01/08	5,285	5,390,911
5.50%, 12/01/11	2,115	2,268,908
Series E 5.50%, 1/01/09	4,010	4,107,082
Massachusetts St (Consolidated Loan) Prerefunded MBIA Series D 5.375%, 8/01/22	2,495	2,689,510
Massachusetts St (Consolidated Loan) (Prerefunded) MBIA Series D 5.375%, 8/01/22	110	118,576
Series C 5.25%, 8/01/11	2,785	2,852,035
5.375%, 12/01/18	11,870	12,667,427
5.75%, 10/01/14	3,325	3,532,048
Massachusetts St Hlth & Ed Facs Auth Rev (Harvard Univ) Series N 6.25%, 4/01/20	2,820	3,405,094
Massachusetts St Water Pollution Abatement Series B 5.25%, 8/01/14	1,055	1,128,045
Massachusetts Water Poll Abatement Trust (New Bedford Program) Series A 5.125%, 2/01/16	3,460	3,554,735
Massachusetts Water Poll Abatement Trust (Pool Program Bds) Series 7 5.25%, 2/01/10	2,455	2,547,333

18	Sanford C. Bernstein Fund, Inc.—2007 Annual Report

Principal Amount (000)		U.S. $ Value

Univ of Massachusetts Bldg Auth Rev AMBAC Series Senior Ser 2 5.00%, 11/01/18	$18,690	$19,915,503

		247,206,813

Michigan–1.9%
Berkley City Sch Dist FGIC 7.00%, 1/01/08	1,000	1,008,310
Detroit City Sch Dist AMBAC Series A 6.50%, 5/01/10	1,065	1,140,349
Detroit City Sch Dist (Sch Bldg & Site Improvement) FGIC Series 2A 5.00%, 5/01/32	1,405	1,502,100
Detroit, Swr Disp Rev FGIC Series A 6.00%, 7/01/29	3,105	3,296,920
MBIA Series B 6.00%, 7/01/10	2,510	2,665,921
Detroit, Water Sup Sys Rev, Senior Lien (Prerefunded) FGIC 5.25%, 7/01/33	5,155	5,455,743
FGIC Series A 5.875%, 7/01/22	3,475	3,682,040
Grand Rapids, Water Supply Sys Rev FGIC 5.75%, 1/01/12	2,100	2,240,280
Lansing Comnty College FGIC 5.50%, 5/01/16	3,515	3,797,536
Michigan Hosp Fin Auth (Oaklawn Hosp) RADIAN Series 2006 6.75%, 11/01/37(b)	9,350	9,350,000
Michigan Municipal Bond Auth 5.50%, 10/01/13–10/01/15	5,165	5,743,898
Michigan Municipal Bond Auth (Clean Water Revolving Fund) (Prerefunded) 5.625%, 10/01/11	1,270	1,334,402
Michigan Municipal Bond Auth (Clean Water Revolving Fund) (Prerefundedd) 5.75%, 10/01/14	3,745	3,943,859
Michigan Municipal Bond Auth (Ref Sch Loan) Series A 5.25%, 12/01/10	5,215	5,463,338
Michigan Pub Pwr Agy MBIA 5.25%, 1/01/14	3,380	3,661,689
Michigan Pub Pwr Agy (Ref Belle River Proj) MBIA Series A 5.25%, 1/01/10	9,065	9,384,179
Michigan State GO FSA 5.00%, 9/01/13	2,055	2,201,254
Michigan State GO (Trunk Line Fund) FSA Series 05B 5.00%, 9/01/11	5,130	5,395,426
Michigan State GO (Trunk Line) FGIC 5.00%, 11/01/12	4,130	4,394,072
5.25%, 11/01/13	5,000	5,432,400

Principal Amount (000)		U.S. $ Value

FSA Series A 5.50%, 11/01/18	$1,110	$1,190,597
Michigan St COP (New Ctr Dev) MBIA 5.375%, 9/01/19	4,775	5,090,437
Walled Lake Consolidated Sch Dist Q-SBLF 5.75%, 5/01/13	2,000	2,107,920
Wayne Cnty Comnty Coll Impt FGIC 5.00%, 7/01/08	1,925	1,946,502

		91,429,172

Minnesota–0.5%
Minnesota Pub Fac Auth 5.00%, 3/01/13	1,245	1,329,336
Minnesota Pub Facs Auth Water PCR Series 4D 5.00%, 3/01/11	5,155	5,396,357
Minnesota St Municipal Pwr Agy, Elec Rev 4.50%, 10/01/12	2,395	2,476,119
Saint Paul Hsg & Redev Auth Hosp Rev (Healtheast Proj.) 5.75%, 11/15/21	1,750	1,828,278
Southern Minnesota Municipal Pwr Agy AMBAC Series 2002 A 5.25%, 1/01/16	6,820	7,488,633
St. Paul Minnesota Hsg & Redev Auth Hosp Rev (Healtheast Proj.) 5.15%, 11/15/20	2,770	2,793,600

		21,312,323

Missouri–0.6%
Jackson Cnty Pub Bldg Corp., Leasehold Rev (Capital Impts Poj.) 5.00%, 12/01/25	1,955	2,020,199
Kansas City Municipal Assistance Corp./MO FGIC 5.00%, 4/15/13	7,215	7,706,414
Missouri St Hsg Dev Commission, SFMR AMT GNMA/ FNMA Series B-2 6.40%, 9/01/29	345	353,239
Missouri St Hwys & Transit Commission 5.00%, 2/01/13	10,755	11,473,111
Saint Louis Arpt Rev (Arpt Dev Prog) (Prerefunded) MBIA Series A 5.625%, 7/01/18	3,550	3,803,363
St. Louis Arpt Rev (Arpt Dev Program) MBIA Series A 5.625%, 7/01/19	1,345	1,440,993

		26,797,319

Nebraska–0.2%
Nebraska Pub Pwr Dist Rev MBIA Series Ser B 5.00%, 1/01/11	10,300	10,746,917

Schedule of Investments—Diversified Municipal Portfolio	19

Principal Amount (000)		U.S. $ Value

Nevada–2.7%
Clark Cnty AMBAC Series A 6.50%, 6/01/17	$1,760	$2,098,694
Clark Cnty Impt Dist, Summerlin No. 151 3.95%, 8/01/09	470	462,099
4.40%, 8/01/12	190	184,834
Clark Cnty PCR (Southern California) AMT Series C 3.25%, 6/01/31(b)	1,175	1,159,807
Clark Cnty Sch Dist FGIC 5.25%, 6/15/14	5,505	5,989,936
FSA 5.50%, 6/15/12	13,425	14,481,950
FSA Series C 5.25%, 6/15/13	8,800	9,499,424
MBIA 5.00%, 6/15/10–6/15/13	8,740	9,225,505
5.25%, 6/15/12	5,000	5,340,150
Clark Cnty Spl Impt Dist No 142 5.30%, 8/01/11	1,595	1,621,078
Clark Cnty Spl Impt Dist No. 142 5.00%, 8/01/10	3,455	3,497,428
Cnty of Clark AMBAC 5.00%, 7/01/14–11/01/16	43,265	46,686,724
FSA 5.00%, 6/01/12–6/01/13	21,020	22,266,677
Henderson Local Impt Dists No. T-16 4.75%, 3/01/13	975	952,253
Las Vegas Spl Impt Dist No. 607, Local Impt Bds 4.30%, 6/01/08	1,640	1,634,769
5.15%, 6/01/11	2,020	2,031,231
Washoe Cnty Sch Dist (Prerefunded) FGIC 5.25%, 6/01/14	1,555	1,586,520

		128,719,079

New Hampshire–0.3%
Manchester Hsg & Redev Auth ACA Series A 6.75%, 1/01/13–1/01/15	6,155	6,512,229
New Hampshire Hlth & Ed Fac Auth AMBAC 5.375%, 7/01/20	7,090	7,575,310

		14,087,539

New Jersey–7.0%
City of Bayonne 5.00%, 10/26/07	6,512	6,515,716
Garden St Preservation Trust (Open Space & Farmland) FSA Series 05A 5.80%, 11/01/17	2,325	2,631,946
Jersey City Series A 6.00%, 10/01/07	2,620	2,620,000
New Jersey EDA MBIA 5.00%, 9/01/15	3,645	3,884,440

Principal Amount (000)		U.S. $ Value

MBIA Series 1A 5.00%, 7/01/11	$11,795	$12,384,868
New Jersey EDA (Cigarette Tax) FGIC 5.00%, 6/15/10	12,500	12,955,625
FSA 5.00%, 6/15/09	2,535	2,594,142
New Jersey EDA Market Transition Facs Rev, Senior Lien MBIA Series A 5.00%, 7/01/09	3,790	3,887,138
New Jersey EDA (Cigarette Tax) FGIC 5.00%, 6/15/09	3,655	3,740,271
FGIC Series 4 5.00%, 6/15/11	4,665	4,885,794
FSA Series 4 5.00%, 6/15/10	3,615	3,746,767
New Jersey EDA (Sch Facs Constr) MBIA Series G 5.00%, 9/01/13	20,445	21,900,071
New Jersey EDA (Sch Facs Constr) Prerefunded ETM MBIA Series C 5.00%, 6/15/09	245	251,164
New Jersey EDA (Sch Facs Constr) (Prerefunded) MBIA Series C 5.00%, 6/15/15	4,375	4,641,306
New Jersey Enviro Infra Trust (WasteWtr Treatment) AMBAC 5.00%, 3/01/08	1,000	1,006,380
New Jersey Hlth care Facs Fin Auth (Jersey City Med Ctr) AMBAC FHA 4.80%, 8/01/21	350	352,114
New Jersey State GO 5.50%, 2/01/10	1,110	1,157,131
AMBAC Series N 5.25%, 7/15/11	6,000	6,357,780
MBIA-IBC 5.50%, 8/01/11	3,530	3,774,170
New Jersey St Ed Facs Auth (Prerefunded) AMBAC Series 02A 5.25%, 9/01/21	4,505	4,840,938
New Jersey St Transp Trust Fund Auth (Transp Sys) FSA Series C 5.50%, 12/15/11	6,550	7,028,085
MBIA Series A 5.25%, 12/15/12	10,175	10,944,128
Series C 5.50%, 6/15/21	3,275	3,589,367
New Jersey St Transp Trust Fund Auth, (Transp Sys) MBIA Series B 5.00%, 12/15/21	3,000	3,168,180
New Jersey St Trpk Auth (Unrefunded) MBIA Series A 6.00%, 1/01/11	14,175	15,225,084

20	Sanford C. Bernstein Fund, Inc.—2007 Annual Report

Principal Amount (000)		U.S. $ Value

New Jersey St Trpk Auth MBIA Series A 5.50%, 1/01/09	$1,210	$1,239,597
New Jersey Transp Trust Fund Auth AMBAC 5.25%, 12/15/09	2,425	2,515,550
AMBAC Series A 5.50%, 12/15/13	7,415	8,156,648
FGIC 5.00%, 6/15/13–6/15/14	11,520	12,336,820
MBIA 5.25%, 12/15/14	17,670	19,339,638
New Jersey Transp Trust Fund Auth Transp Sys FGIC Series B 5.25%, 12/15/13	5,000	5,431,350
FSA Series C 5.75%, 12/15/12	5,000	5,495,400
MBIA Series A 5.25%, 12/15/11–12/15/13	26,240	28,343,602
MBIA Series B 5.25%, 12/15/13	6,380	6,930,403
Tobacco Settlement Fin Corp 6.25%, 6/01/43	22,000	24,852,300
6.75%, 6/01/39	61,405	70,921,547

		329,645,460

New York–6.4%
City of New York 5.00%, 8/01/12–2/01/16	12,310	13,172,743
Long Island Pwr Auth 5.75%, 12/01/24	4,625	4,741,041
Long Island Pwr Auth, Elec Sys Rev Series A 5.00%, 6/01/08	6,115	6,170,524
MTA, Dedicated Tax Fund (Prerefunded) FGIC Series A 5.00%, 4/01/23	2,835	3,090,093
New York City 5.00%, 1/01/15–1/01/16	15,370	16,501,278
Series 4B 5.00%, 8/01/10	14,270	14,801,843
Series B 5.25%, 8/01/09	8,500	8,768,345
Series G 5.00%, 8/01/11	7,360	7,711,587
Series H 5.00%, 8/01/11	3,450	3,614,806
Series I 5.875%, 3/15/13	100	100,846
New York City GO Series 4G 5.00%, 8/01/12	21,110	22,321,714
Series I 5.00%, 8/01/10	4,520	4,688,460
New York City TFA 5.00%, 8/01/11	4,900	5,154,541

Principal Amount (000)		U.S. $ Value

MBIA Series E 5.25%, 2/01/21	$2,760	$2,919,832
Series B 5.25%, 2/01/29(b)	14,005	14,682,562
New York City TFA, Futrue Tax Secured MBIA Series D 5.25%, 2/01/20	2,360	2,508,302
New York City TFA, Future Tax Secured MBIA Series E 5.25%, 2/01/22	4,685	4,949,421
New York Conv Ctr Zero Coupon, 6/01/08	1,500	1,465,500
New York St Dorm Auth (Mental Hlth) MBIA 5.25%, 2/15/13	1,195	1,222,999
New York St Dorm Auth (City Univ) Series A 5.75%, 7/01/13	1,280	1,371,507
New York St Dorm Auth (Mental Hlth Facs Impt) FSA Series B 5.00%, 2/15/10	2,160	2,226,938
New York St Dorm Auth (Mental Hlth Svcs Facs) FSA Series 1 5.125%, 1/15/13	2,085	2,146,466
New York St Dorm Auth (NY University) MBIA Series A 6.00%, 7/01/18	2,865	3,366,747
New York St Thruway Auth FGIC 5.00%, 4/01/13–4/01/16	50,800	54,920,589
FSA 5.00%, 4/01/15	10,255	11,106,678
MBIA 5.25%, 4/01/11	15,310	16,178,843
New York St Thruway Auth (Pers Inc Tax) FSA Series A 5.00%, 3/15/18	7,860	8,382,769
New York St Thruway Auth, Hwy & Brdg Trust Fund FSA Series 5B 5.00%, 4/01/14	28,430	30,648,393
MBIA Series A 5.00%, 4/01/21	4,700	4,906,189
New York St UDC Correctional & Youth Facs, Svc Contract Rev Series A 5.00%, 1/01/27	3,020	3,070,102
Tobacco Settlement Fin Corp Series A-1 5.00%, 6/01/11	1,740	1,743,880
Series C-1 5.50%, 6/01/14	16,540	17,014,533
Tobacco Settlement Fin Corp (Tobacco Asset-Backed Bds) Series A-1 5.00%, 6/01/08	7,295	7,369,847
5.25%, 6/01/12	305	305,375

		303,345,293

Schedule of Investments—Diversified Municipal Portfolio	21

Principal Amount (000)		U.S. $ Value

North Carolina–2.4%
Charlotte, COP (Equipment Acquisition Proj.) Series B 5.00%, 3/01/09	$5,000	$5,100,850
North Carolina Eastern Municipal Pwr Agy, Pwr Sys Rev ACA Series B 6.125%, 1/01/09	2,105	2,161,982
Series B 5.70%, 1/01/17	1,880	1,947,548
6.125%, 1/01/09	3,910	4,015,844
Series D 6.45%, 1/01/14	630	666,861
North Carolina Eastern Municipal Pwr Agy, Pwr Sys Rev (Prerefunded) Series A 6.00%, 1/01/26	1,720	2,055,383
North Carolina Eastern Municipal Pwr Agy, Pwr Sys Rev, Ref Series A 5.50%, 1/01/11	3,690	3,862,323
Series C 5.25%, 1/01/11	2,765	2,873,277
North Carolina Infra Fin Corp. FSA 5.00%, 2/01/13–2/01/15	22,295	23,874,976
North Carolina Infra Fin Corp. COP Capital Impt Series A 5.00%, 2/01/13	4,295	4,549,737
North Carolina Municipal Pwr Agy No. 1, Catawba Elec Rev Series A 5.50%, 1/01/12–1/01/13	13,680	14,524,391
North Carolina Municipal Pwr Agy No. 1, Catawba Elec Rev ETM 5.50%, 1/01/13	4,170	4,435,045
North Carolina State GO Series A 5.25%, 3/01/13	5,000	5,412,400
5.50%, 3/01/11	18,510	19,683,904
Series B 5.00%, 4/01/13	6,635	7,108,009
North Carolina State GO 5.00%, 3/01/09(e)	12,360	12,617,830

		114,890,360

Ohio–2.0%
City of Cincinnati 5.00%, 12/01/15	5,780	6,279,392
City of Cleveland FGIC 5.25%, 1/01/13	5,000	5,319,750
Cnty of Hamilton AMBAC 5.75%, 12/01/12–12/01/13	6,455	6,878,321
Cuyahoga Cnty, Hosp Facs Rev (Canton Inc Proj.) 6.75%, 1/01/10	1,335	1,374,877
Montgomery Cnty, Hosp Rev, Grandview Hosp & Med Ctr. 5.60%, 12/01/11	1,000	1,043,720
Montgomery Cnty, Hosp Rev, Grandview Hosp & Med Ctr. ETM 5.40%, 12/01/09	1,145	1,190,331

Principal Amount (000)		U.S. $ Value

Montgomery Cnty, Hosp Rev, Grandview Hosp & Med Ctr. (Prerefunded) 5.50%, 12/01/10	$2,100	$2,187,465
Ohio St 4.85%, 11/01/22(b)	2,665	2,666,199
5.00%, 5/01/14–6/15/14	7,195	7,734,741
5.20%, 2/01/10	6,890	7,143,070
Ohio St Bldg Auth 5.00%, 4/01/12	5,000	5,279,600
Ohio St Bldg Auth, St Facs Administration Bldg Fund (Ref Proj B) FSA 5.25%, 10/01/08	3,400	3,458,650
Ohio St Bldg Auth, Workers Compensation Facs FGIC Series A 5.00%, 4/01/12	7,265	7,677,434
Ohio St Water Dev Auth, PCR 5.25%, 12/01/17	6,850	7,336,761
Ohio St Water Dev Auth, PCR Water Quality Loan Fund 5.00%, 6/01/13	5,860	6,270,317
Ohio St, Common Schs Series B 5.00%, 9/15/11	1,785	1,878,909
Ohio St, Higher Ed Capital Facs AMBAC Series A 5.00%, 8/01/11	16,500	17,324,340
Port Auth Columbiana Cnty SWFR (Liberty Waste Trans LLC Proj) AMT Series A 7.00%, 8/01/21	4,540	4,705,528

		95,749,405

Oklahoma–1.8%
McGee Creek Auth Water Rev MBIA 6.00%, 1/01/23	3,980	4,598,970
Oklahoma Dev Fin Auth, Rev, Hillcrest Hlthcare Sys ETM Series A 5.00%, 8/15/09	1,000	1,027,200
Oklahoma Dev Fin Auth, Rev, Hillcrest Hlthcare Sys (Prerefunded) Series A 5.75%, 8/15/13	2,240	2,352,022
Oklahoma Hsg Fin Agy, Single-Family Redev, Mtg Homeownership Loan AMT Series B-2 6.55%, 3/01/29	140	140,913
Oklahoma Transp Auth AMBAC 5.00%, 1/01/09	9,685	9,861,073
Tulsa Cnty Ind Auth (Capital Impts Rev) FSA Series B 5.00%, 5/15/10–5/15/12	51,315	53,894,728
Tulsa County Ind Auth (Capital Impts Rev) Series B 5.00%, 5/15/09	10,900	11,133,696

		83,008,602

22	Sanford C. Bernstein Fund, Inc.—2007 Annual Report

Principal Amount (000)		U.S. $ Value

Oregon–0.6%
City of Portland MBIA 5.00%, 6/15/13	$5,090	$5,443,195
Clackamas & Washington Cnty, Sch Dist No. 003 FGIC Series B 5.00%, 6/15/12	5,190	5,499,013
Deschutes Cnty, Administrative Sch Dist No. 1, Ref FSA 5.00%, 12/15/11	3,410	3,598,437
Emerald Peoples Util Dist FGIC 7.35%, 11/01/08	1,265	1,316,017
Oregon St Dept of Administrative Svs MBIA 5.25%, 5/01/14	1,775	1,892,913
Tri-Cnty Metro Transp Dist MBIA 4.00%, 5/01/14	4,500	4,517,640
5.00%, 5/01/12	1,080	1,142,791
Washington Cnty Sch Dist No. 48 (J Beaverton Ref) FSA 5.00%, 6/01/13	4,600	4,917,216

		28,327,222

Pennsylvania–6.1%
Allegheny Cnty MBIA Series C-54 5.375%, 11/01/18	3,400	3,680,976
Allegheny Cnty Arpt Rev (Pittsburgh In’l Arpt) AMT MBIA Series A-1 5.75%, 1/01/09	4,310	4,418,354
Allegheny Cnty Hosp Dev Auth (West Pennsylvania Hlth Sys) 5.00%, 11/15/09–11/15/12	19,375	19,652,447
Allegheny Cnty Hosp Dev Auth Series A 5.00%, 11/15/13	3,965	4,031,612
Allegheny Cnty Hosp Dev Auth (West Pennsylvania Hlth Sys) Series B 9.25%, 11/15/22	3,020	3,570,667
Allegheny Cnty Redev Auth Rev (Pittsburgh Mills Proj) 5.10%, 7/01/14	625	631,656
Beaver Cnty IDA PCR (Cleveland Electric Proj) Series 98 3.75%, 10/01/30(b)	13,150	13,080,831
Bucks Cnty IDA Waste Mangement Inc. Proj 4.90%, 12/01/22(b)	4,885	4,896,626
Central Bucks Sch Dist 5.00%, 5/15/16	5,000	5,425,700
Chester Cnty Hlth & Ed Facs Auth Hosp Rev (Chester Cnty Hosp) Series A 6.75%, 7/01/21	1,320	1,398,632
Comwlth of Pennsylvania 5.00%, 3/01/16	18,915	20,478,703
MBIA 5.25%, 2/01/14	10,885	11,860,514

Principal Amount (000)		U.S. $ Value

Monroe Cnty Hosp Auth (Pocono Med Ctr) 5.75%, 1/01/32(b)	$4,360	$4,360,000
Pennsylvania St 5.25%, 7/01/11–7/01/14	24,515	26,381,378
5.50%, 6/01/10	4,635	4,862,347
FGIC 5.00%, 7/01/12–7/01/13	97,405	103,734,246
5.50%, 2/01/14	5,310	5,860,275
MBIA 5.00%, 9/01/11–2/01/15	33,730	35,831,742
Pennsylvania St Pub Sch Bldg Auth 5.00%, 6/01/14	5,115	5,488,549
Pennsylvania St Ref & Projs MBIA 5.25%, 2/01/11	1,085	1,143,058
Philadelphia Parking Auth FSA 5.50%, 9/01/11	1,915	2,000,888
Westmoreland Cnty Mun Auth Mun Svc Rev FGIC 5.00%, 8/15/09	4,135	4,247,472

		287,036,673

Puerto Rico–1.8%
Comwlth of Puerto Rico FSA Series C 5.00%, 7/01/21(b)	20,710	20,953,549
Series A 5.00%, 7/01/30(b)	2,870	2,985,173
Comwlth of Puerto Rico Govt Dev Bk 5.00%, 12/01/13	3,400	3,585,776
Govt Dev Bank for Puerto Rico 5.00%, 12/01/07	7,680	7,692,365
Govt Dev for Puerto Rico 5.00%, 12/01/08–12/01/10	21,995	22,296,644
Univ of Puerto Rico 5.00%, 6/01/12–6/01/15	26,580	28,017,607

		85,531,114

Rhode Island–0.3%
Providence Pub Bldg Auth FSA Series A 5.10%, 12/15/09	1,000	1,012,900
Rhode Island Depositors Eco Protection Corp. ETM FSA Series A 5.50%, 8/01/20	1,500	1,661,670
5.75%, 8/01/19	4,940	5,628,438
Series A 6.375%, 8/01/22	5,780	7,127,665

		15,430,673

South Carolina–1.2%
Cnty of Richland 4.60%, 9/01/12	6,310	6,384,395
Greenville Cnty Sch Dist 5.00%, 12/01/10–12/01/15	22,600	23,960,876
Horry Cnty Sch Dist SCSDE Series A 5.375%, 3/01/18	5,285	5,608,918
Lancaster Cnty Assmt Rev (Edenmoor Impt Dist) Series B 5.375%, 12/01/16	4,290	4,301,669

Schedule of Investments—Diversified Municipal Portfolio	23

Principal Amount (000)		U.S. $ Value

Newberry Investing in Children Ed Newberry Cnty (Sch Dist Proj) 5.25%, 12/01/23–12/01/25	$2,315	$2,348,551
Orangeburg Cnty Projs Corp., Capital Projs Sales & Use Tax Rev MBIA 4.75%, 10/01/07	2,635	2,635,000
Richland Cnty Env Impt (Int’l Paper Co. Proj) Series A 4.25%, 10/01/07	1,235	1,235,000
Richland Cnty Sch Dist No. 1 FSA 4.75%, 3/01/10	2,405	2,471,065
South Carolina Pub Ser Auth MBIA Series B 5.00%, 1/01/11–1/01/12	7,385	7,756,533

		56,702,007

Tennessee–0.3%
Chattanooga Hlth Ed & Hsg Fac Bd (Catholic Hlth) Series A 5.375%, 12/01/11	3,215	3,286,373
Memphis-Shelby Cnty Arpt Auth AMT MBIA Series A 6.25%, 2/15/10	1,000	1,055,830
Memphis-Shelby Cnty Arpt Auth AMBAC Series D 6.25%, 3/01/18	3,000	3,173,010
Memphis-Shelby Cnty Arpt Auth AMT MBIA Series A 6.00%, 2/15/08	1,000	1,008,430
Sevier Cnty Pub Bldg Auth AMBAC 4.10%, 6/01/20(d)	870	870,000
Shelby Cnty Pub Impt Series A 5.625%, 4/01/14	2,400	2,518,464

		11,912,107

Texas–8.9%
Arlington ISD 5.00%, 2/15/13(e)	2,000	2,123,740
PSF-GTD 5.00%, 2/15/14–2/15/21	6,265	6,553,068
Austin, Pub Impt 5.75%, 9/01/10	1,170	1,218,660
Bell Cnty Hlth Facs Dev Corp. (Lutheran General Hlthcare Sys) ETM 6.50%, 7/01/19	1,000	1,197,150
Bell Cnty, Ltd. Tax Notes FSA 5.00%, 2/15/11	15,465	16,170,049
Brownsville Util Sys Rev AMBAC 6.25%, 9/01/10–9/01/11	2,775	3,011,936
City of Austin FSA 5.00%, 11/15/13	3,035	3,249,089
City of Dallas 5.00%, 2/15/11–10/01/13	20,055	21,043,735
City of Fort Worth FSA 5.00%, 2/15/11	5,000	5,216,650
City of Houston FSA 5.00%, 12/01/30	1,610	1,715,230

Principal Amount (000)		U.S. $ Value

MBIA 5.00%, 3/01/11–3/01/12	$39,110	$40,877,247
5.25%, 3/01/12–3/01/14	11,760	12,715,273
City of Plano 5.00%, 9/01/13	5,045	5,390,179
City of San Antonio 5.25%, 2/01/14	4,395	4,765,630
5.375%, 2/01/13	5,000	5,406,350
FGIC 5.25%, 8/01/12	5,000	5,348,650
Clear Creek ISD 5.00%, 2/15/16	1,280	1,381,530
Conroe ISD 5.00%, 2/15/16	6,260	6,696,948
Cypress-Fairbanks ISD PSF-GTD 5.25%, 2/15/16	3,420	3,441,991
Cypress-Fairbanks ISD, Ref & Sch House ETM PSF-GTD 5.75%, 2/15/08	1,435	1,446,810
Cypress-Fairbanks ISD, Ref & Sch House (Unrefunded) PSF-GTD 5.75%, 2/15/08	3,885	3,916,274
Dallas Cnty Comnty Coll Dist (Maintenance Tax Notes) 5.00%, 2/15/09	3,355	3,422,804
Dallas Cnty Util & Reclamation Dist MBIA 5.00%, 2/15/10	4,630	4,771,354
Dallas ISD, Ref Delayed Delivery PSF-GTD 5.25%, 8/15/08	3,885	3,943,353
El Paso Ref FGIC 5.00%, 8/15/12	5,710	6,048,032
Fort Worth ISD 5.00%, 2/15/16	5,000	5,396,600
Garland ISD PSF-GTD Series A 4.00%, 2/15/08	2,000	2,003,480
Harris Cnty 5.375%, 10/01/18	920	970,444
Harris Cnty Ref (Toll Road) Senior Lien FSA 5.375%, 8/15/23	2,770	2,990,132
Harris Cnty (Prerefunded) 5.375%, 10/01/18	1,475	1,573,294
Harris Cnty Flood Ctl Dist Ref 5.25%, 10/01/22–10/01/23	10,050	10,652,028
Series A 5.25%, 10/01/20	1,920	2,048,275
Harris Cnty Ref, Permanent Impt Series A 5.25%, 10/01/24	14,000	14,796,040
Houston Ref, Pub Impt FSA Series B 5.50%, 3/01/10	5,000	5,218,500
Houston, Hotel Occupancy Tax & Spl Rev, Ref (Conventions & Entertainment) AMBAC Series A 5.50%, 9/01/10	3,000	3,156,090

24	Sanford C. Bernstein Fund, Inc.—2007 Annual Report

Principal Amount (000)		U.S. $ Value

Houston, Ref Pub Impt FSA Series B 5.50%, 3/01/09	$6,835	$7,022,347
MBIA Series A 5.00%, 3/01/09	13,100	13,369,729
Houston, Water & Swr Sys Rev, Ref, Junior Lien Forward (Prerefunded) AMBAC 5.75%, 12/01/17	2,000	2,200,780
AMBAC Series B 5.75%, 12/01/16	3,000	3,301,170
Katy Dev Auth (Metro Contract) Series A 5.75%, 6/01/09	4,685	4,703,459
Lamar Consolidated ISD (Schhouse) PSF-GTD 5.00%, 2/15/12	3,700	3,898,246
Lower Colorado River Auth AMBAC 5.00%, 5/15/08	2,920	2,946,922
FSA 5.875%, 5/15/16	10,785	11,263,113
Magnolia Independent Sch Dist 5.00%, 8/15/16	1,800	1,846,995
Plano Tx ISD 5.00%, 2/15/11	3,025	3,156,073
Port of Port Arthur Navigation Dist AMBAC 6.00%, 3/01/08	1,875	1,893,694
Red River Ed Fin Rev (Parish Day Sch Proj.) Series 1A 3.10%, 12/01/31(b)	2,330	2,328,043
Retama Dev Corp Spl Facs Rev (Retama Racetrack) ETM 8.75%, 12/15/13–12/15/15	7,105	8,640,199
San Antonio Elec & Gas Series 01 5.25%, 2/01/09	4,130	4,221,686
San Antonio Hotel Occupancy Rev (Sub Lien) AMBAC Series B 5.00%, 8/15/34(b)	18,605	18,824,539
San Antonio Water Sys Rev FSA 5.50%, 5/15/18	4,000	4,283,520
San Antonio, Elec & Gas, Pwr Sys 5.25%, 2/01/08	1,000	1,005,600
5.375%, 2/01/20	2,500	2,676,225
San Antonio, Elec & Gas, Ref Sys 5.50%, 2/01/10	1,205	1,256,441
Seguin ISD PSF-GTD 5.00%, 4/01/23	3,455	3,481,016
Tarrant Cnty Hlth Facs Dev Corp (Harris Mthodist Hlth Sys) ETM AMBAC Series A 5.125%, 9/01/12	2,755	2,849,138
Texas A & M Univ Rev (Fin Sys) Series B 5.00%, 5/15/12	1,600	1,691,648
Texas Mun Pwr Agy Rev MBIA 5.25%, 9/01/09	1,530	1,578,746
Texas Pub Fin Auth AMBAC 5.00%, 2/01/15	5,000	5,339,000

Principal Amount (000)		U.S. $ Value

Texas State GO 5.25%, 8/01/21	$2,875	$2,941,169
5.50%, 10/01/12	1,055	1,126,128
Series B 5.125%, 10/01/09	14,855	15,229,495
Texas St Transp Commission 5.00%, 4/01/12	10,980	11,594,002
5.25%, 4/01/14	10,185	11,064,475
Texas St Univ Sys FSA 5.25%, 3/15/13	5,215	5,550,377
Texas State Transp Commission 5.00%, 4/01/13–4/01/14	11,940	12,752,980
Trinity River Auth Regional WasteWtr Sys Rev MBIA 5.25%, 8/01/08	3,295	3,343,634
Univ of Texas 5.00%, 8/15/14–8/15/16	16,815	18,124,933
5.25%, 8/15/16	1,085	1,194,715
Univ of Texas (Prerefunded) Series B 5.375%, 8/15/19	1,230	1,309,470
Williamson Cnty MBIA 5.00%, 2/15/14	5,000	5,347,950

		423,234,272

Utah–0.1%
Intermountain Pwr Agy FSA 5.00%, 7/01/10	2,870	2,973,951
Intermountain Pwr Agy, Pwr Sup Rev ETM (Prerefunded) AMBAC Series A 6.50%, 7/01/08	1,265	1,293,033
Intermountain Pwr Agy, Pwr Sup Rev (Unrefunded) AMBAC Series A 6.50%, 7/01/08	735	751,067
Intermountain Pwr Agy, Pwr Suppy Rev Ref AMBAC 5.00%, 7/01/10	1,505	1,559,511

		6,577,562

Vermont–0.0%
Vermont Edl & Hlth Bldgs Fin Agy Rev (Norwich Univ Proj) 5.50%, 7/01/18	1,165	1,193,088

Virginia–2.7%
Broad Street CDA 7.125%, 6/01/15	3,510	3,826,567
Celebrate North CDD Spl Assmt Rev (Celebrate VA) Series B 6.25%, 3/01/18	3,561	3,709,530
Chesapeake Indl Dev Auth Rev (Poll Ctl Proj.) 5.25%, 2/01/08	3,600	3,604,320
City of Norfolk MBIA 5.00%, 3/01/14	3,065	3,301,342
Cnty of Arlington 5.00%, 1/15/13	4,750	5,081,265

Schedule of Investments—Diversified Municipal Portfolio	25

Principal Amount (000)		U.S. $ Value

Cnty of Fairfax 5.00%, 6/01/13	$5,330	$5,722,981
Pocahontas Pkwy Assoc Toll Rd Rev (Cap Appreciation) Sr (Prerefunded) Series 98B Zero Coupon, 8/15/15	4,000	2,669,800
Richmond FSA 5.50%, 1/15/12	4,000	4,275,120
Virginia Coll Bldg Auth 5.00%, 2/01/12	16,585	17,500,160
Virginia Coll Bldg Auth (21st Century College & Equipment) 5.00%, 2/01/10	4,445	4,587,551
Virginia Coll Bldg Auth (21st Century College Proj.) Series B 5.00%, 2/01/11	6,600	6,891,258
Virginia Coll Bldg Auth Ed Facs Rev (Prerefunded) Series A 5.75%, 9/01/13	1,585	1,681,035
Virginia Comwlth Brdg og Transp Rev, Ref U.S. Route 58 Corr Dev Series B 5.25%, 5/15/11	5,620	5,941,352
Virginia Polytechnic Inst & St Univ Rev (Unrefunded) Series A 5.25%, 6/01/08	75	75,822
Virginia Pub Bldg Auth 5.00%, 8/01/12–8/01/14	33,330	35,548,189
Virginia Pub Sch Auth 5.00%, 4/15/10–8/01/14	13,875	14,583,970
Virginia Pub Sch Auth (Sch Fin 1997) Series B 5.50%, 8/01/10	6,200	6,525,624

		125,525,886

Washington–9.0%
City of Seattle FSA 5.00%, 8/01/13	9,915	10,590,013
City of Tacoma FSA 5.00%, 1/01/15	20,945	22,522,368
Clark Cnty Pub Util Dist No 1, Elec Rev AMBAC 5.25%, 1/01/09	5,000	5,104,750
5.50%, 1/01/08	2,270	2,280,624
Cowlitz Cnty Spl Swr Rev, CSOB WasteWtr Treatment FGIC 5.50%, 11/01/19	1,435	1,617,518
Douglas Cnty Sch Dist No 206 (Eastmont) FGIC 5.75%, 12/01/14	1,150	1,229,557
Energy Northwest 5.00%, 7/01/12–7/01/16	68,835	74,174,636
5.50%, 7/01/13	3,840	4,198,656
AMBAC 5.00%, 7/01/18	5,040	5,338,066
5.25%, 7/01/11	4,505	4,760,015

Principal Amount (000)		U.S. $ Value

MBIA 5.50%, 7/01/12	$1,855	$2,002,305
XLCA 5.50%, 7/01/10	1,880	1,971,778
Energy Northwest, Elec Rev, (Ref Proj.) MBIA Series A 5.75%, 7/01/17	7,000	7,580,720
Energy Northwest, Elec Rev, Ref (Columbia Generating) MBIA Series A 5.75%, 7/01/18	2,455	2,657,562
King Cnty Sch Dist No 1 Seattle 5.00%, 12/01/12–12/01/13	73,650	78,597,618
Seattle Ref 5.00%, 1/01/10	2,285	2,355,241
Seattle Municipal Light & Pwr Rev 5.625%, 12/01/12–12/01/16	6,590	6,971,277
FSA Series 01 5.50%, 3/01/09	6,290	6,460,648
St of Washington 5.00%, 7/01/13	12,030	12,838,416
Washington Hlth Care Fac Auth FSA 5.25%, 10/01/14	5,425	5,559,868
(Overlake Hosp Med Ctr) RADIAN 6.25%, 7/01/38(b)	15,075	15,075,000
Washington Pub Pwr Sup Sys MBIA 5.25%, 7/01/13	6,490	7,009,395
Washington St Motor Vehicle Fuel Tax FSA Series B 5.00%, 7/01/13	5,785	6,189,198
Washington State GO 5.00%, 7/01/08–7/01/13	9,045	9,374,833
AMBAC 5.00%, 1/01/12–1/01/16	86,055	91,923,162
FSA 5.00%, 1/01/14–7/01/15	19,465	20,960,871
MBIA 5.00%, 7/01/13	2,050	2,193,233
Washington State GO (Various Purpose) AMBAC 5.00%, 7/01/13	3,435	3,675,003
Washington Hlth Care Fac Auth (Overlake Hosp Med Ctr) RADIAN 6.00%, 7/01/38(b)	13,025	13,025,000

		428,237,331

Wisconsin–2.5%
Milwaukee Metro Sewerage Dist 5.00%, 10/01/16	3,710	4,025,869
Wisconsin St AMBAC 5.00%, 5/01/15–5/01/16	12,790	13,836,134
FGIC 5.00%, 5/01/15–7/01/16	11,060	11,957,100
5.25%, 5/01/13	5,500	5,943,190
FGIC Series E 5.00%, 5/01/13	1,715	1,831,740
FSA 5.25%, 7/01/14–7/01/16	12,610	13,837,034
FSA Series B 5.25%, 5/01/17	2,000	2,108,420

26	Sanford C. Bernstein Fund, Inc.—2007 Annual Report

Principal Amount (000)		U.S. $ Value

MBIA 5.00%, 5/01/11–5/01/14	$48,740	$51,950,107
5.25%, 5/01/13	4,545	4,911,236
MBIA Series 1 5.50%, 5/01/10	5,205	5,452,758
Wisconsin St Transp Rev AMBAC Series B 5.00%, 7/01/13	4,270	4,556,944

		120,410,532

Total Long-Term Municipal Bonds (cost $4,586,008,640)		4,624,080,002

Short-Term Municipal Notes–1.7%
Alaska–0.4%
Valdez Marine Term Rev (BP Pipelines, Inc. Proj) Series 03B 4.05%, 7/01/37(d)(g)	14,200	14,200,000
Series 03C 4.05%, 7/01/37(d)(g)	6,500	6,500,000

		20,700,000

Colorado–0.1%
Colorado Ed & Cultural Fac Auth (Natl Jewish Fed Bd Prog) 4.04%, 7/01/29(d)	3,000	3,000,000
Colorado Educational & Cultural Fac Auth 4.04%, 9/01/33(d)	2,395	2,395,000

		5,395,000

Connecticut–0.0%
Connecticut Hlth & Ed Fac Auth 4.00%, 7/01/36(d)	1,000	1,000,000

Florida–0.1%
Alachua Cnty Hlth Facs Auth 4.02%, 12/01/32(d)	2,700	2,700,000

Illinois–0.0%
Illinois Dev Fin Auth Rev Vemish Fed Metro Chicago AMBAC 4.04%, 9/01/32(d)	1,895	1,895,000

Massachusetts–0.0%
Massachusetts Dev Fin Auth (Northfield Mt Hermon Sch) RADIAN 6.00%, 10/01/34(d)	810	810,000

New York–0.0%
New York City TFA 3.91%, 5/01/28(d)	600	600,000

Ohio–0.5%
Lake Cnty Hosp Fac (Lake Hosp Sys) RADIAN 6.10%, 12/01/32(d)	22,590	22,590,000

Principal Amount (000)		U.S. $ Value

Rhode Island–0.1%
Rhode Island Industrial Fac Corp./RI 3.93%, 2/01/25(d)	$2,500	$2,500,000

Tennessee–0.1%
Knox Cnty IDB (Cherokee Hlth Sys) 3.88%, 6/01/26(d)(g)	7,000	7,000,000

Texas–0.2%
San Antonio Ed Fac Corp. (Univ of The Incarnate Word Proj) Series 2007 3.85%, 12/01/27(d)(g)	8,500	8,500,000

Utah–0.2%
Salt Lake Cnty PCR (Svc Station Hldgs Proj) 4.05%, 2/01/08(d)	2,000	2,000,000
Utah Transit Auth Sales Tax Rev Series B 4.00%, 6/15/36(d)	6,500	6,500,000

		8,500,000

Virginia–0.0%
Montgomery Cnty IDA (Virginia Tech Fndtn) Series 2005 4.08%, 6/01/35(d)	1,500	1,500,000

Total Short-Term Municipal Notes (cost $83,690,000)		83,690,000

Total Investments—99.2% (cost $4,669,698,640)(h)		4,707,770,002

Other assets less liabilities—0.8%		35,828,630

Net Assets—100.0%		$4,743,598,632

Schedule of Investments—Diversified Municipal Portfolio	27

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Citigroup	$3,825	6/01/12	BMA	*	3.628%	$46,049
Citigroup	39,300	11/10/26	3.884%		BMA *	462,650
JPMorgan Chase	17,500	10/01/07	BMA	*	3.635%	(5,560)
JPMorgan Chase	109,600	11/10/11	BMA	*	3.482%	695,826
JPMorgan Chase	7,530	9/21/12	BMA	*	3.385%	7,736
Merrill Lynch	18,200	7/12/08	BMA	*	3.815%	75,017
Merrill Lynch	22,255	2/12/12	BMA	*	3.548%	194,002

* Variable interest based on the BMA (Bond Market Association) Municipal Swap Index, which fluctuates weekly.

28	Sanford C. Bernstein Fund, Inc.—2007 Annual Report

(a)	Floating Rate Security. Stated interest rate was in effect at September 30, 2007.
(b)	Variable rate coupon, rate shown as of September 30, 2007.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2007, the aggregate market value of these securities amounted to $25,798,300 or 0.5% of net assets.
(d)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
(e)	When-Issued security.
(f)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.
(g)	Position, or a portion thereof, has been segregated to collateralize when issued or delayed delivery securities.
(h)	At September 30, 2007, the cost basis for tax purposes was $4,669,699,075. Gross unrealized appreciation of investments was $52,619,204 and gross unrealized depreciation of investments was $14,548,275, resulting in net unrealized appreciation of $38,070,929 (excluding swap transactions).

Glossary:

ACA—American Capital Access Financial Guaranty Corporation

AMBAC—American Bond Assurance Corporation

AMT—Alternative Minimum Tax (subject to)

CDA—Community Development Administration

CDD—Community Development District

CFD—Community Facilities District

COP—Certificate of Participation

CPI—Consumer Price Index

CSOB—Cowlitz Sewer Operation Board

EDA—Economic Development Agency

ETM—Escrow to Maturity

FGIC—Financial Guaranty Insurance Company

FHA—Federal Housing Administration

FHLMC—Federal Home Loan Mortgage Corporation

FNMA—Federal National Mortgage Association

FSA—Financial Security Assurance Inc.

GNMA—Government National Mortgage Association

GO—General Obligation

HFA—Housing Finance Authority

IBC—International Bancshares Corporation

IDA—Industrial Development Authority/Agency

IDB—Industrial Development Bank

ISD—Independent School District

MBIA—Municipal Bond Investors Assurance

MFHR—Multi-Family Housing Revenue

PCR—Pollution Control Revenue

Q-SBLF—Qualified School Bond Loan Fund

RADIAN—Radian Group, Inc.

SCSDE—South Carolina State Department of Education

SFMR—Single Family Mortgage Revenue

ST GTD—State Guaranteed

SWFR—Solid Waste Facility Revenue

SWR—Solid Waste Revenue

TFA—Transitional Finance Authority

UDC—Urban Development Corporation

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

California Municipal Portfolio

September 30, 2007

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–99.0%
Long-Term Municipal Bonds–96.8%
California–78.6%
Anaheim Union High Sch Dist FSA Series A 5.375%, 8/01/19	$5,035	$5,455,422
Antelope Valley Union High Sch Dist MBIA Series A 5.375%, 8/01/19	1,000	1,075,320
Antioch Pub Fin Auth (Mun Facs Proj) MBIA Series B 5.50%, 1/01/16	2,380	2,516,422
Azusa Uni Sch Dist FSA 5.00%, 7/01/24	2,320	2,402,986
Bay Area Infra Fin Auth FGIC 5.00%, 8/01/17	32,350	34,104,341
Bay Area Toll Auth 5.00%, 4/01/16	7,200	7,811,352
Bay Area Toll Auth Toll Brdg Rev (San Francisco Bay Area) Series F 5.00%, 4/01/12	2,910	3,085,095
California Dept of Transp (Fed Hwy Grant Antic Bds) FGIC Series A 5.00%, 2/01/12–2/01/14	33,375	35,705,522
California Econ Rec Bds FGIC Series A 5.25%, 1/01/11	12,320	12,971,235
MBIA Series A 5.00%, 7/01/12	6,135	6,522,732
California Econ Rec Bonds MBIA Series A 5.00%, 7/01/11	3,785	3,981,063
Series A 5.25%, 1/01/11–7/01/12	24,875	26,260,807
California Ed Facs Auth Rev (Univ of the Pacific) 5.50%, 11/01/18	2,190	2,357,623
California Infrastructure & Eco Dev Bank AMBAC 5.00%, 10/01/15	1,030	1,102,543
California Pub Wrks Brd (Dept Hlth Svcs) MBIA Series A 5.75%, 11/01/16	5,225	5,522,198
California Pub Wrks Brd (Ref-Cal St Univ) FGIC 5.00%, 10/01/14	3,740	4,037,218

Principal Amount (000)		U.S. $ Value

California Pub Wrks Brd (Ref-Dept Corrctns St Prisons) AMBAC Series A 5.00%, 12/01/19	$2,630	$2,796,032
California Rural Home Mtg Fin Auth SFMR (Mortgage-Backed Securities Program) GNMA/ FNMA Series A 6.55%, 6/01/30(a)	250	255,413
California Spl Dists Assoc Fin Corp FSA Series Z 5.50%, 8/01/17	1,000	1,071,620
California St 5.00%, 6/01/11–10/01/15	10,225	10,819,902
5.25%, 2/01/14–7/01/14	12,370	13,393,749
MBIA 5.00%, 8/01/24	1,280	1,328,429
California St Dept of Water Res 6.00%, 5/01/13	2,720	2,994,475
AMBAC 5.50%, 5/01/13	6,075	6,612,273
California St Dept of Water Res Pwr Sup Rev (Prerefunded) 5.75%, 5/01/17	2,000	2,207,600
5.875%, 5/01/16	8,000	8,872,400
AMBAC 5.375%, 5/01/18	30,025	32,669,002
AMBAC Series A 5.50%, 5/01/16	2,140	2,339,683
FGIC Series 02A 5.125%, 5/01/18	2,800	3,017,196
Series 02A 5.375%, 5/01/22	2,555	2,779,993
XLCA Series A 5.375%, 5/01/17	10,660	11,598,720
California St Dept of Water Res Water Rev (Prerefunded) FSA Series W 5.25%, 12/01/22	260	277,984
California St Dept of Water Res Water Rev (Sys Central Vy Proj) FGIC Series Y 5.25%, 12/01/18	5,000	5,352,750
MBIA Series AC 5.00%, 12/01/16	7,400	7,990,298
California State GO 5.00%, 4/01/11–12/01/15	42,125	45,133,300
5.25%, 2/01/11–10/01/20	16,210	17,105,828
FSA 5.00%, 8/01/16	1,825	1,969,431
FSA-CR 5.00%, 5/01/12	1,040	1,103,617
MBIA 5.00%, 9/01/16	11,995	13,055,118
5.25%, 7/01/13	16,245	17,632,648
California State GO (Prerefunded) 5.25%, 9/01/18–9/01/20	3,965	4,162,061
California State GO (Various Purposes) 5.00%, 3/01/12–3/01/14	25,915	27,590,644

Schedule of Investments—California Municipal Portfolio	29

Principal Amount (000)		U.S. $ Value

California St Pub Wks Brd FGIC 5.00%, 9/01/16	$1,505	$1,638,012
California St Univ Rev (Ref Systemwide) AMBAC Series B 5.00%, 11/01/14	3,475	3,776,491
California St Univ Rev (Systemwide) FGIC Series A 5.00%, 11/01/24	1,515	1,573,903
California Statewide CDA (Kaiser Permanente) Series E 3.875%, 4/01/32(a)	3,225	3,232,224
AMBAC 5.60%, 10/01/11	44,800	46,760,896
California Statewide CDA (Redlands Comnty Hosp) RADIAN Series A 5.00%, 4/01/12–4/01/13	3,485	3,597,026
California Statewide Communities Dev Auth (Ref-Southern Calif Ed Co) XLCA Series B 4.10%, 4/01/28(a)	14,055	14,339,192
Castaic Lake Water Agy (Ref-Water Sys Impt Proj) MBIA Series A 7.25%, 8/01/08	1,510	1,557,580
Chaffey Comnty College Dist (Election of 2002) MBIA Series B 5.00%, 6/01/25	1,440	1,510,877
Chula Vista CFD Spl Tax (No. 06-1 Eastlake Woods Area) Series A 4.25%, 9/01/08	565	566,034
4.60%, 9/01/09	680	685,664
Compton Comnty Redev Agy (Ref Tax Alloc Redev Proj) AMBAC Series A 5.00%, 8/01/11	3,360	3,531,562
Contra Costa Cnty Multi Family Hsg Rev (Pleasant Hill BART Transit-A) AMT 3.95%, 4/15/46(a)	14,780	14,786,208
Cotati-Rohnert Park Uni Sch Dist (Ref Crossover) FGIC 5.00%, 8/01/20	2,020	2,132,251
Culver City Redev Agy (Tax Alloc Redev Proj) MBIA 5.50%, 11/01/18	1,000	1,067,500
MBIA Series A 5.50%, 11/01/17	1,270	1,356,601
Culver City Redev Fin Auth (Tax Alloc Redev Project) AMBAC 5.50%, 11/01/14	1,195	1,280,466
Dinuba Redev Agy 4.40%, 10/01/11	3,350	3,303,804

Principal Amount (000)		U.S. $ Value

Etiwanda Sch Dist Comnty Facs Dist No. 3 4.50%, 8/01/08	$480	$481,522
4.70%, 8/01/09	495	497,208
4.80%, 8/01/10	470	471,448
Fremont Pub Fin Auth Series A 3.75%, 9/02/11	1,755	1,713,722
Gateway Uni Sch Dist MBIA Series A 5.00%, 8/01/24	1,230	1,279,680
Gilroy Uni Sch Dist FGIC 5.25%, 8/01/20	1,900	2,021,258
Golden St Tobacco Securitization Corp (Enhanced Asset Bkd) AMBAC Series A 5.00%, 6/01/20	10,970	11,254,891
AMBAC Series B 5.00%, 6/01/38	3,450	3,687,912
Golden St Tobacco Securitization Corp (Enhanced Asset Bkd) Prerefunded Series B 5.50%, 6/01/43	29,020	31,757,457
Golden St Tobacco Securitization Corp Series 2003 A 6.25%, 6/01/33	23,330	25,574,113
Imperial Irrigation Dist (Elec Sys Rev) MBIA 5.00%, 11/01/18	1,500	1,531,290
Imperial Redev Agy (Redev Proj Sub Nts) 4.50%, 12/01/11	240	237,619
Kern High Sch Dist 7.10%, 8/01/11	1,000	1,129,000
MBIA Series A 6.30%, 2/01/11	1,000	1,086,850
Lincoln (Comnty Facs Dist No 2003-1) Spl Tax 5.35%, 9/01/16	705	781,958
5.90%, 9/01/24	1,100	1,252,042
Loma Linda Hosp Rev (Loma Lind Univ Med Ctr) Series A 5.00%, 12/01/13–12/01/14	7,430	7,602,224
Long Beach Bond Fin Auth (Civic Ctr Proj) MBIA Series A 5.00%, 10/01/17	3,130	3,195,918
Long Beach Bond Fin Auth (Pub Safety Facs Projs) AMBAC 5.25%, 11/01/19–11/01/22	3,765	3,971,027
Los Altos Sch Dist MBIA Series B 5.00%, 8/01/18	2,000	2,110,180
Los Angeles MBIA Series A 5.00%, 9/01/16	3,240	3,458,149
Los Angeles Cnty COP (Antelope Valley Courthouse) AMBAC Series A 5.75%, 11/01/19	2,815	3,003,295

30	Sanford C. Bernstein Fund, Inc.—2007 Annual Report

Principal Amount (000)		U.S. $ Value

Los Angeles Cnty MTA AMBAC 5.00%, 7/01/14	$3,970	$4,299,986
FSA 5.00%, 7/01/14–7/01/15	10,075	10,938,595
Los Angeles Cnty MTA (Cap Grant Rcpts Gold Line Proj) FGIC Series A 5.00%, 10/01/10–10/01/12	16,505	17,118,795
Los Angeles Cnty MTA (Proposition A First Tier Senior) AMBAC Series A 5.00%, 7/01/14–7/01/15	2,860	3,104,492
Los Angeles Cnty Pub Wks Fin Auth MBIA 5.00%, 10/01/10	4,190	4,369,625
Los Angeles Cnty Pub Wrks Fin Auth FGIC 5.00%, 9/01/12–9/01/13	20,480	21,815,185
MBIA 5.00%, 10/01/07–10/01/15	23,970	25,729,340
Los Angeles Cnty Pub Wrks Fin Auth Lease Rev (Ref Master Ref Proj) MBIA Series A 5.00%, 12/01/11	3,580	3,777,580
Los Angeles Comnty Coll Dist MBIA Series A 5.00%, 6/01/26	9,995	10,545,625
Los Angeles Comnty Redev Agy (Tax Alloc Sub Lien Bunker Hill) Series L 3.50%, 3/01/08–3/01/09	2,560	2,535,351
Los Angeles Dept of Water & Pwr (Pwr Sys Ser) FSA Series A 5.25%, 7/01/18	2,040	2,149,507
MBIA Series A 5.375%, 7/01/18	5,000	5,290,050
Los Angeles Dept of Water & Pwr (Pwr Sys) MBIA Series B 5.00%, 7/01/12	2,180	2,322,681
Los Angeles Sanitation Equip Charge FSA Series A 5.25%, 2/01/19–2/01/20	8,355	8,737,204
Los Angeles Uni Sch Dist AMBAC 5.00%, 7/01/13	3,260	3,505,282
FGIC Series A-1 5.00%, 7/01/20	5,640	5,969,714
FSA Series B 5.00%, 7/01/16	10,140	11,061,219
FSA Series A 5.00%, 7/01/22	4,900	5,268,676
5.25%, 7/01/20	1,470	1,599,551
FSA Series H 5.00%, 7/01/14	1,325	1,435,134
MBIA 5.00%, 1/01/28	62,995	67,734,744
5.25%, 7/01/14	8,285	8,988,231
5.75%, 7/01/15	5,000	5,673,600
MBIA Series A 5.00%, 7/01/11	2,200	2,317,920
5.25%, 7/01/12	1,755	1,888,889

Principal Amount (000)		U.S. $ Value

MBIA Series A-2 5.00%, 7/01/20	$11,000	$11,643,060
Los Angeles Uni Sch Dist (Election of 1997) MBIA Series E 5.50%, 7/01/15	8,940	9,714,830
Los Angeles Uni Sch Dist (Election of 2004) AMBAC Series E 5.00%, 7/01/15	3,090	3,362,507
Los Angeles Uni Sch Dist (Election of 2005) AMBAC Series B 5.00%, 7/01/12	2,330	2,482,498
AMBAC Series C 5.00%, 7/01/12	6,030	6,424,663
Los Angeles Uni Sch Dist (Prerefunded) MBIA Series A 5.375%, 7/01/17	6,910	7,563,479
Los Gatos-Saratoga Joint Union High Sch Dist (Election of 1998) Series B 5.75%, 12/01/19–12/01/20	2,470	2,663,105
Mammoth Uni Sch Dist (Capital Appreciation) MBIA Zero Coupon, 8/01/21	1,100	606,683
Zero Coupon, 8/01/22	1,000	524,480
Metropolitan Water Dist of Southern California (Wtrwrks Rev) 5.75%, 7/01/21	2,045	2,329,562
MBIA Series B-3 5.00%, 10/01/18	3,410	3,648,461
Metropolitan Water Dist of Southern California ETM 5.75%, 7/01/21	1,615	1,845,816
Monrovia Redev Agy 4.40%, 6/01/12	2,830	2,797,002
Mount San Antonio Comnty Coll Dist (Ref 2001 Election) MBIA Series A 5.00%, 8/01/14	5,610	5,980,540
MSR Pub Pwr Agy (San Juan Proj) MBIA Series G 5.30%, 7/01/12	5,930	5,996,475
Northern California Gas Auth No 1 5.00%, 7/01/09	8,735	8,908,302
Northern California Pwr Agy Pub Pwr Rev AMBAC Series A 5.80%, 7/01/09	1,815	1,887,745
Northern California Pwr Agy Pub Pwr Rev (Ref Hydroelec Proj No.1) MBIA Series A 5.00%, 7/01/17	2,685	2,734,377
Northern California Pwr Agy Pub Pwr Rev ETM AMBAC Series A 5.80%, 7/01/09	935	973,288
Oakland Uni Sch Dist (Election 2000) MBIA 5.00%, 8/01/11–8/01/13	7,070	7,489,348
Orange Cnty Pub Fin Auth MBIA 5.00%, 7/01/11–7/01/13	21,070	22,503,386

Schedule of Investments—California Municipal Portfolio	31

Principal Amount (000)		U.S. $ Value

Pasadena Uni Sch Dist FGIC Series B 5.00%, 7/01/20	$2,050	$2,125,747
Pittsburg Redev Agy (Res Mtg Rev) ETM FHLMC/ FNMA 9.60%, 6/01/16	1,000	1,395,690
Pomona Pub Fin Auth AMBAC 5.00%, 2/01/11	1,635	1,713,225
Rancho Santiago Comnty Coll Dist FSA 5.00%, 9/01/25	2,275	2,382,312
Rancho Water Dist Fin Auth FSA Series A 5.50%, 8/01/12	1,075	1,149,755
Redding Joint Powers Fin Auth (Elec Sys Rev) MBIA Series A 6.25%, 6/01/09	1,000	1,045,430
Riverside Swr Rev FGIC 7.00%, 8/01/08	1,000	1,029,490
Sacramento City Fin Auth (Capital Impt) AMBAC Series A 5.50%, 12/01/17	5,930	6,344,448
Sacramento City Fin Auth (City Hall & Redev Projs) FSA Series A 5.375%, 12/01/18	1,440	1,567,829
Sacramento City Fin Auth (Lease Rev) Series B 5.40%, 11/01/20	2,000	2,175,940
Sacramento Cnty Sanitation Dist Fin Auth Rev AMBAC 5.50%, 12/01/21	1,100	1,253,945
Series A 5.60%, 12/01/16	3,055	3,059,582
Salinas Pub Fin Auth (Ref Assmt Dists Ref Sub) 5.00%, 9/02/09	295	299,558
5.25%, 9/02/11	310	319,052
Series B 4.75%, 9/02/08	375	377,089
Salinas Union High Sch Dist FGIC Series A 5.25%, 10/01/20–10/01/21	4,630	5,059,479
San Bernardino Cnty COP (West Valley Det Ctr Ref) MBIA Series A 5.25%, 11/01/17	7,495	8,027,370
San Diego Cnty (Edgemoor Proj & Regl Sys) AMBAC 5.00%, 2/01/15	2,000	2,161,440
San Diego Cnty Regional Transp Commission (Sales Tax Rev) FGIC Series A 5.25%, 4/01/08	2,360	2,381,806
San Diego Uni Sch Dist (Election 1998) FGIC Series D 5.25%, 7/01/25	2,170	2,332,490

Principal Amount (000)		U.S. $ Value

San Francisco City & Cnty Arpt Commission (Int’l Arpt Rev Second) AMT FSA Series 15A 5.00%, 5/01/18	$2,520	$2,568,006
San Francisco City & Cnty Pub Util Commission MBIA 5.25%, 10/01/14	5,245	5,659,407
San Jose Redev Agy Tax Alloc (Merged Area Redev) (Unrefunded) MBIA 6.00%, 8/01/15	670	772,383
San Jose Redev Agy Tax Alloc (Merged Area Redev) PreRefunded ETM MBIA 6.00%, 8/01/15	330	382,127
San Mateo Cnty Comnty Coll Dist (Election 2001) FGIC Series A 5.375%, 9/01/20	1,140	1,216,551
San Mateo Cnty Transp Dist MBIA Series A 5.50%, 6/01/16	1,430	1,613,540
San Ramon Valley Uni Sch Dist (Election 2002) FSA 5.25%, 8/01/20	1,000	1,073,370
Santa Clara Cnty Fin Auth (Lease Rev) AMBAC Series A 5.00%, 11/15/17	6,390	6,525,979
Santa Clara Redev Agy (Tax Alloc Bayshore North Proj) MBIA 5.00%, 6/01/15	1,000	1,002,050
Santa Fe Springs Comnty Dev Commission MBIA Series A 5.375%, 9/01/17	1,460	1,546,213
South Orange Cnty Pub Fin Auth (Foothill Area) FGIC Series C 8.00%, 8/15/09	1,100	1,191,531
Southern California Pub Pwr Auth (San Juan Pwr) FSA Series B 5.25%, 1/01/20(a)	21,400	22,881,522
Taft Pub Fin Auth (Comnty Correctional Fac Proj) Series A 5.95%, 1/01/11	2,130	2,152,663
Tahoe-Truckee Uni Sch Dist No. 1 MBIA 5.50%, 8/01/19	1,185	1,342,759
Tobacco Securitization Auth of Northern California (Asset Bkd Bds) Series A 5.375%, 6/01/41	13,025	13,870,583
Tobacco Securitization Auth of Southern California (Asset Bkd Bds) Series B 6.00%, 6/01/43	9,180	10,137,841

32	Sanford C. Bernstein Fund, Inc.—2007 Annual Report

Principal Amount (000)		U.S. $ Value

Tobacco Securitization Auth of Southern California (Asset Bkd Bds) (Prerefunded) Series A 5.50%, 6/01/36	$8,040	$8,707,642
Univ of California AMBAC Series A 5.00%, 5/15/11	1,835	1,930,218
AMBAC Series B 5.00%, 5/15/12	2,780	2,957,447
FSA 5.00%, 5/15/16	6,220	6,747,456
MBIA 5.00%, 5/15/13–5/15/15	14,040	15,171,197
Walnut Pub Fin Auth Tax Alloc (Walnut Impt Proj) AMBAC 5.375%, 9/01/20	2,075	2,205,912

		1,121,951,756

Alabama–0.4%
Birmingham Wtrwrks & Swr Brd (Prerefunded) Series 2002 B MBIA 5.00%, 1/01/37	5,845	6,226,854

Arizona–0.0%
Pima Cnty IDA (Horizon Comnty Learning Center) 4.45%, 6/01/14	670	655,608

Colorado–0.0%
Denver City & Cnty (Arpt Rev) AMT Series D 7.75%, 11/15/13	500	549,665

Florida–4.2%
Arborwood CDD (Center Home Proj) 5.10%, 5/01/16	1,000	949,280
Arborwood CDD (Centex Homes Proj) 5.25%, 5/01/16	1,920	1,815,821
Bartram Park CDD (Spl Assmt) 4.875%, 5/01/15	770	712,081
Beacon Tradeport CDD (Spl Assmt Industrial Proj) Series B 7.125%, 5/01/22	765	803,120
Chapel Creek CDD 5.20%, 5/01/11	1,590	1,574,116
Concorde Estates CDD Series 04B 5.00%, 5/01/11	590	580,513
Dupree Lakes CDD 5.00%, 11/01/10	340	335,230
Durbin Crossing CDD (Spl Assmt) Series B-2 4.875%, 11/01/10	2,140	2,103,684
Fiddlers Creek CDD No. 2 (Spl Assmt) Series B 5.75%, 5/01/13	1,170	1,168,280
Florida St Dept of Enviro Protection MBIA 5.00%, 7/01/13	6,760	7,225,088
Florida St Trpk Auth FGIC 5.00%, 7/01/12–7/01/14	7,935	8,456,241

Principal Amount (000)		U.S. $ Value

Gateway CDD (Sun City Center) Series 03B 5.50%, 5/01/10	$570	$563,320
Lake Ashton II CDD (Capital Impt Rev) Series B 4.875%, 11/01/10	500	486,425
Lakewood Ranch Stewardship Dist 5.00%, 5/01/13	1,150	1,107,691
Meadow Pointe III CDD (Capital Impt Rev) Series 2004-1 4.80%, 11/01/09	600	592,296
Miami Beach Hlth Facs Auth (Mount Sinai Med Ctr) Series 04 6.75%, 11/15/24	2,400	2,581,824
Middle Village CDD (Spl Assmt) Series B 5.00%, 5/01/09	240	238,450
Monterra CDD (Spl Assmt) Series B 5.00%, 11/01/10	2,400	2,366,328
5.125%, 11/01/14	1,185	1,141,036
New River CDD 5.00%, 5/01/13	1,735	1,671,169
Palm Glades CDD 4.85%, 8/01/11	785	763,593
Parker Road CDD 5.35%, 5/01/15	2,060	2,002,464
Paseo CDD 5.00%, 2/01/11	825	813,582
Paseo CDD (Capital Impt Rev) Series B 4.875%, 5/01/10	830	810,080
Quarry CDD (Spl Assmt) 5.25%, 5/01/16	2,065	1,970,217
Rolling Hills CDD 5.125%, 11/01/13	2,030	1,934,326
Sandy Creek CDD 5.50%, 5/01/15	605	593,602
Shingle Creek CDD 5.75%, 5/01/15	3,000	2,965,470
Six Mile Creek CDD 5.50%, 5/01/17	1,125	1,106,156
Sterling Hill CDD (Capital Impt) Series B 5.50%, 11/01/10	310	309,420
Stoneybrook South CDD 5.45%, 11/01/15	3,435	3,355,995
Tern Bay CDD (Capital Impt Rev) Series B 5.00%, 5/01/15	1,015	931,242
Venetian CDD (Capital Impt) Series B 5.95%, 5/01/12	195	198,578
Villasol CDD (Spl Assmt Rev) Series B 5.375%, 5/01/08	155	154,947
Vizcaya CDD 6.50%, 12/20/07	4,800	4,800,864
Waterford Estates CDD 5.125%, 5/01/13	1,000	968,640

		60,151,169

Schedule of Investments—California Municipal Portfolio	33

Principal Amount (000)		U.S. $ Value

Guam–0.6%
Comwlth of the Northern Mariana Islands ACA Series A 6.00%, 6/01/14	$2,830	$3,011,828
Guam Govt Wtrwrks Auth (Wtr & Wastewtr Sys Rev) 5.00%, 7/01/12	1,270	1,285,405
5.50%, 7/01/16	1,500	1,571,970
Guam Govt Wtrwrks Auth Cops (Prerefunded) 5.18%, 7/01/15	2,538	2,604,873

		8,474,076

Illinois–0.4%
Bolingbrook Sales Tax Rev 6.00%, 1/01/26(b)	4,450	4,435,983
Pingree Grove Village II (CamBrdg Lakes Proj) Series 5-1 5.25%, 3/01/15	780	780,725

		5,216,708

Indiana–0.2%
South Bend Econ Dev (One Michiana Square Proj) 4.755%, 10/01/09(a)	3,100	2,987,873

Louisiana–0.3%
Coves of the Highland Cnty CDD 5.60%, 11/01/21	3,200	3,079,296
Tangipahoa Parish Sch Dist 5.90%, 5/01/22	1,035	1,015,138

		4,094,434

Massachusetts–0.1%
Massachusetts State GO 5.50%, 1/01/13	1,500	1,635,015

Nevada–0.8%
Clark Cnty Sch Dist Series 2003 D MBIA 5.50%, 6/15/12	7,165	7,729,101
Clark Cnty Spl Impt Dist No 142 5.30%, 8/01/11	1,980	2,012,373
Henderson Local Impt Dists No. T-16 4.75%, 3/01/13	315	307,651
Las Vegas Spl Impt Dist No. 607 (Loc Impt Bds) 4.80%, 6/01/09	1,590	1,587,392

		11,636,517

North Carolina–0.3%
North Carolina Eastern Mun Pwr Agy Pwr Sys Rev Series C 5.30%, 1/01/15	3,580	3,766,840

Ohio–1.1%
American Municipal Pwr-Ohio, Inc. Series 2007 A 5.00%, 2/01/13	12,090	12,540,836

Principal Amount (000)		U.S. $ Value

Port Auth Columbiana Cnty SWFR (Liberty Waste Trans LLC Proj) AMT Series A 7.00%, 8/01/21	$2,745	$2,845,083

		15,385,919

Pennsylvania–0.2%
Beaver Cnty IDA PCR (Cleveland Electric Proj) Series 98 3.75%, 10/01/30(a)	3,415	3,397,037

Puerto Rico–7.2%
Comwlth of Puerto Rico FGIC 5.25%, 7/01/10	2,000	2,089,120
MBIA-IBC Series A 5.50%, 7/01/15	5,535	6,180,492
Series A 5.00%, 7/01/30(a)	3,215	3,344,018
Series C 5.00%, 7/01/18(a)	6,010	6,070,941
Comwlth of Puerto Rico Govt Dev Bk 5.00%, 12/01/11	1,000	1,041,040
Puerto Rico Hwy & Transp Auth AMBAC 5.50%, 7/01/10	890	936,913
Puerto Rico Hwy & Transp Auth Hwy FSA Series AA 5.00%, 7/01/26(a)	31,130	32,315,431
Puerto Rico Hwy & Transp Auth Transp (Escrowed to Maturity) AMBAC Series A 5.50%, 7/01/10	1,610	1,695,620
Puerto Rico Infrastructure Fin Auth AMBAC Series C 5.50%, 7/01/15	4,155	4,639,556
Puerto Rico Municipal Fin Agy FSA 5.00%, 8/01/14	1,000	1,078,380
FSA Series C 5.00%, 8/01/13	6,225	6,662,306
Series A 5.00%, 8/01/10	3,915	4,032,215
Puerto Rico Pub Bldg Auth 5.50%, 7/01/12	1,140	1,217,212
Puerto Rico Pub Bldg Auth Rev (Govt Facs) FGIC Series H 5.25%, 7/01/14	3,230	3,528,226
Puerto Rico Pub Bldgs Auth 5.25%, 7/01/11	1,015	1,062,969
Puerto Rico Pub Fin Corp. 5.50%, 8/01/29	15,260	16,424,185
5.75%, 8/01/27(a)	5,000	5,321,750
Puerto Rico Pub Fin Corp. (Commonwealth Appropriation) MBIA Series A 5.25%, 8/01/29(a)	4,365	4,645,626

		102,286,000

34	Sanford C. Bernstein Fund, Inc.—2007 Annual Report

Principal Amount (000)		U.S. $ Value

South Carolina–0.1%
Lancaster Cnty Assmt Rev (Edenmoor Impt Dist) Series B 5.375%, 12/01/16	$1,875	$1,880,100

Texas–1.2%
Arlington Independent Sch Dist 5.00%, 2/15/12(c)	7,165	7,542,524
Univ of Texas 5.25%, 8/15/13	7,475	8,088,847
Willacy Cnty TX (Loc Govt Corp Proj) 6.00%, 3/01/09	825	842,457

		16,473,828

Virginia–0.4%
Broad Street CDA 7.125%, 6/01/15	1,190	1,297,326
Celebrate North CDD Spl Assmt Rev (Celebrate VA) Series B 6.25%, 3/01/18	1,250	1,302,137
Louisa IDA PCR (Elec & Pwr Co.) 5.25%, 12/01/08	3,310	3,331,714

		5,931,177

Washington–0.7%
Washington State GO 5.00%, 7/01/13	9,155	9,770,216

Total Long-Term Municipal Bonds (cost $1,367,875,309)		1,382,470,792

Principal Amount (000)		U.S. $ Value

Short-Term Municipal Notes–2.2%
California–2.2%
California Pollution Ctl Fin Auth 3.93%, 11/01/26(d)(e)	$11,490	$11,490,340
California St Dept of Water Res Pwr Sup Rev Series 01B-3 3.80%, 5/01/22(d)	500	500,000
Series 02B-2 3.97%, 5/01/22(d)	2,500	2,500,000
Series B4 3.84%, 5/01/22(d)	500	500,000
Series F-2 3.93%, 5/01/20(d)	12,000	12,000,000
California State 3.90%, 5/01/34(d)	1,000	1,000,000
California Statewide CDA (Chevron Texaco Corp) Series 2002 3.95%, 5/15/24(d)	3,100	3,100,000

Total Short-Term Municipal Notes (cost $31,090,340)		31,090,340

Total Investments—99.0% (cost $1,398,965,649)(f)		1,413,561,132

Other assets less liabilities—1.0%		14,293,238

Net Assets—100.0%		$1,427,854,370

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Citigroup	$1,245	6/01/12	BMA	*	3.628%	$14,989
Citigroup	12,800	11/10/26	3.884%		BMA *	150,685
JPMorgan Chase	5,800	10/01/07	BMA	*	3.635%	(1,843)
JPMorgan Chase	35,700	11/10/11	BMA	*	3.482%	226,651
JPMorgan Chase	2,455	9/21/12	BMA	*	3.385%	2,522
Merrill Lynch	6,000	7/12/08	BMA	*	3.815%	24,731
Merrill Lynch	1,380	2/12/12	BMA	*	3.548%	12,030

* Variable interest based on the BMA (Bond Market Association) Municipal Swap Index, which fluctuates weekly.

Schedule of Investments—California Municipal Portfolio	35

(a)	Variable rate coupon, rate shown as of September 30, 2007.
(b)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.
(c)	When-Issued security.
(d)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
(e)	Position, or a portion thereof, has been segregated to collateralize when issued security.
(f)	At September 30, 2007, the cost basis for tax purposes was $1,398,965,850. Gross unrealized appreciation of investments was $17,745,300 and gross unrealized depreciation of investments was $3,150,018, resulting in net unrealized appreciation of $14,595,282 (excluding swap transactions).

Glossary:

ACA—American Capital Access Financial Guaranty Corporation

AMBAC—American Bond Assurance Corporation

AMT—Alternative Minimum Tax (subject to)

CDA—Community Development Administration

CDD—Community Development District

CFD—Community Facilities District

COP—Certificate of Participation

ETM—Escrow to Maturity

FGIC—Financial Guaranty Insurance Company

FHLMC—Federal Home Loan Mortgage Corporation

FNMA—Federal National Mortgage Association

FSA—Financial Security Assurance Inc.

GNMA—Government National Mortgage Association

GO—General Obligation

IBC—International Bancshares Corporation

IDA—Industrial Development Authority/Agency

MBIA—Municipal Bond Investors Assurance

MTA—Metropolitan Transportation Authority

PCR—Pollution Control Revenue

RADIAN—Radian Group, Inc.

SFMR—Single Family Mortgage Revenue

SWFR—Solid Waste Facility Revenue

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

36	Sanford C. Bernstein Fund, Inc.—2007 Annual Report

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

New York Municipal Portfolio

September 30, 2007

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–100.4%
Long-Term Municipal Bonds–98.8%
New York–80.6%
Albany Cnty FGIC 5.00%, 10/01/12	$1,100	$1,143,065
City of New York 5.00%, 10/01/11(a)	7,195	7,553,023
5.00%, 8/01/13–8/01/14	13,120	14,052,742
City of New York (Prerefunded) 5.50%, 9/15/19	900	992,358
City of New York (Unrefunded) 5.50%, 9/15/19	100	107,925
City of Yonkers MBIA 5.00%, 8/01/12–8/01/14	7,800	8,358,800
Dutchess Cnty Resource Recovery Agy (Solid Waste Sys) BANS 3.65%, 12/28/07	6,800	6,790,548
Erie Cnty IDA Sch Fac Rev (Buffalo Sch Dist Proj) FSA 5.75%, 5/01/24	1,520	1,664,187
Erie Cnty IDA Sch Fac Rev (City Sch Dist Buffalo Dist Proj) FSA 5.00%, 5/01/14	1,120	1,204,963
Long Island Pwr Auth Elec Sys Rev 5.00%, 6/01/09	7,500	7,663,800
AMBAC 5.25%, 4/01/09	4,550	4,664,933
5.50%, 12/01/09	1,180	1,228,651
FSA 5.00%, 12/01/15	2,340	2,387,362
MBIA 5.00%, 5/01/13–5/01/15	22,780	24,493,284
MBIA Series Gen-Ser D 5.00%, 9/01/12	10,000	10,629,400
MBIA Series Gen-Ser F 5.00%, 5/01/16	11,630	12,607,618
Long Island Pwr Auth Elec Sys Rev (Prerefunded) FSA 5.125%, 12/01/22	795	811,735
Metro Transp Auth AMBAC Series Ref Ser A 5.50%, 11/15/18	5,325	5,747,273
FGIC 5.25%, 11/15/15–11/15/16	12,925	14,351,170

Principal Amount (000)		U.S. $ Value

MBIA 5.00%, 11/15/10	$10,150	$10,598,529
Series B 5.00%, 11/15/16–11/15/17	6,535	7,037,232
Metro Transp Auth (Dedicated Tax Fd) FSA 5.25%, 11/15/12–4/01/15	15,285	16,664,654
MBIA 5.00%, 11/15/11	1,865	1,970,578
5.25%, 11/15/13	2,660	2,901,980
Metro Transp Auth Commuter Fac Series A 5.25%, 7/01/28	2,780	2,949,191
Metro Transp Auth Commuter Fac ETM AMBAC 5.00%, 7/01/20	535	548,894
MBIA 6.10%, 7/01/09	1,495	1,562,978
Metro Transp Auth New York Svc Contract MBIA Series B 5.50%, 1/01/13	4,090	4,462,231
Metro Transp Auth New York Svc Contract (Transp Facs Rev) AMBAC 5.00%, 7/01/18	1,000	1,058,230
Metro Transp Auth New York Svc Contract ETM AMBAC Series 0 5.75%, 7/01/08	1,910	1,942,890
Nassau Cnty AMBAC 5.50%, 7/01/10	1,120	1,177,770
6.00%, 7/01/11	1,000	1,084,770
FGIC 6.00%, 7/01/12–7/01/13	2,000	2,222,280
MBIA 5.40%, 1/15/10	1,090	1,134,516
Nassau Cnty IDA 5.625%, 11/01/10	500	505,840
Nassau Cnty Interim Fin Auth AMBAC 5.00%, 11/15/12–11/15/14	17,050	18,271,152
5.25%, 11/15/13	1,745	1,903,743
5.375%, 11/15/15–11/15/16	3,770	4,033,353
Nassau Cnty Tobacco Settlement Corp. 6.50%, 7/15/27	1,445	1,532,538
New York City 5.00%, 3/01/10–3/01/16	43,410	45,800,689
5.25%, 8/01/09–8/01/17	18,670	19,956,823
5.50%, 8/01/09–8/01/13	26,050	27,380,104
FSA 5.25%, 8/01/12–8/01/14	13,615	14,654,593
MBIA-IBC 5.00%, 8/01/13–8/01/23	7,030	7,461,947
5.75%, 8/01/11	7,570	8,163,564

Schedule of Investments—New York Municipal Portfolio	37

Principal Amount (000)		U.S. $ Value

Series 4B 5.00%, 8/01/10	$1,125	$1,166,929
Series G 5.00%, 8/01/10–8/01/11	2,540	2,645,166
Series H 5.00%, 8/01/11	1,080	1,131,592
New York City (Prerefunded) XLCA-ICR 6.50%, 5/15/17	2,740	2,972,297
New York City Series 4G 5.00%, 8/01/12	3,910	4,134,434
Series I 5.00%, 8/01/10	5,265	5,461,227
New York City Hlth & Hosp Corp. AMBAC 5.00%, 2/15/10	9,475	9,775,168
New York City IDA (Agysterminal One Grp Assn Proj) 5.00%, 1/01/08–1/01/09	5,745	5,789,493
New York City IDA (Magen David Yeshivah Proj) ACA 4.99%, 6/15/13	6,280	6,401,141
New York City IDA (Polytech Univ Proj) 5.75%, 11/01/11–11/01/12	3,775	4,052,311
6.00%, 11/01/20	1,045	1,129,321
New York City Muni Water Fin Auth 5.00%, 6/15/10–6/15/12	9,975	10,460,169
5.25%, 6/15/11	1,000	1,057,690
5.50%, 6/15/17	2,460	2,624,328
6.00%, 6/15/10	1,395	1,485,131
FSA-CR 5.00%, 6/15/11	6,215	6,533,394
New York City Muni Water Fin Auth Water & Swr Sys Rev 6.00%, 6/15/09	1,485	1,547,919
AMBAC 5.875%, 6/15/12–6/15/13	10,060	11,110,892
New York City TFA 5.00%, 8/01/10–5/01/26	109,010	116,687,176
5.125%, 11/01/15	1,185	1,227,530
5.25%, 2/01/13–2/01/21	18,710	20,064,207
5.375%, 2/15/18	3,350	3,526,109
5.50%, 2/01/10–2/01/17	5,330	5,625,387
AMBAC 5.25%, 8/01/20	3,000	3,183,748
FGIC-TCRS 5.00%, 11/01/13	18,225	19,626,867
5.50%, 11/01/13	7,075	7,720,947
FSA 5.25%, 2/01/14	7,800	8,430,240
MBIA Series E 5.25%, 2/01/21	2,000	2,115,820

Principal Amount (000)		U.S. $ Value

MBIA-IBC 5.375%, 2/01/14	$3,610	$3,896,417
Series 02A 5.50%, 11/01/26(b)	17,885	19,099,570
Series B 5.25%, 2/01/29(b)	17,490	18,336,166
New York City TFA (Prerefunded) 5.00%, 5/01/26	2,375	2,420,054
5.25%, 5/01/15	1,915	1,987,387
5.50%, 2/01/17	7,555	8,092,689
New York City Transit Auth/Metro Transp Auth/Triborough Brdg & Tunnel AMBAC 5.50%, 1/01/08	1,560	1,567,613
New York City Transitional Fin Auth 5.00%, 11/01/13	2,765	2,969,859
New York Liberty Dev Corp Rev (National Sports Museum Proj) 6.125%, 2/15/19	2,250	2,297,835
New York Local Govt Assistance Corp. 5.00%, 4/01/12–4/01/14	52,010	55,609,120
6.00%, 4/01/08	3,035	3,072,452
FGIC 5.00%, 4/01/15	1,355	1,385,772
FSA GO OF CORP 5.00%, 4/01/13	4,230	4,535,914
New York Mtg Agy 4.50%, 4/01/23	3,885	3,887,642
5.50%, 10/01/28	840	847,300
The New York Pwr Auth 5.00%, 11/15/20	2,680	2,802,771
New York St AMBAC 5.00%, 7/15/17	2,045	2,090,215
New York St Brdg Auth 5.00%, 1/01/17	4,575	4,788,058
New York St Dorm Auth 3.875%, 2/15/12	1,000	1,004,560
4.00%, 2/15/13–8/15/15	9,035	9,069,167
5.00%, 7/01/08–3/15/13	17,040	18,073,229
5.25%, 11/15/23(b)	4,960	5,274,662
5.25%, 11/15/13	4,965	5,322,927
5.375%, 3/15/21	5,220	5,682,805
5.50%, 7/01/23(b)	1,875	1,876,762
5.70%, 2/15/09	15	15,263
5.75%, 7/01/09	1,125	1,150,796
AMBAC 5.00%, 7/01/09–3/15/15	2,655	2,817,732
5.125%, 2/15/08	1,000	1,005,940
5.25%, 7/01/18–7/01/19	2,325	2,455,734
5.75%, 7/01/09	3,630	3,717,483
6.125%, 7/01/12	1,000	1,076,330
FGIC 5.00%, 7/01/16	14,015	15,162,688
5.50%, 3/15/14	4,750	5,187,997
FGIC-TCRS 5.50%, 5/15/09	4,055	4,188,977

38	Sanford C. Bernstein Fund, Inc.—2007 Annual Report

Principal Amount (000)		U.S. $ Value

FSA 5.00%, 1/15/09–2/15/16	$8,255	$8,769,529
5.75%, 8/15/11–7/01/13	1,220	1,280,879
5.875%, 2/15/13	100	106,507
FSA- CR 5.75%, 7/01/09	2,000	2,048,200
MBIA 5.00%, 8/15/17	4,850	4,943,799
5.25%, 7/01/11–2/15/13	2,195	2,245,355
6.00%, 5/15/16	6,055	6,493,261
MBIA-IBC 5.20%, 2/15/14–2/15/16	11,890	12,216,091
5.50%, 5/15/09–3/15/11	5,470	5,787,592
5.875%, 5/15/11	6,625	7,152,549
St of New York Mtg Auth 5.00%, 11/01/11	3,875	3,997,372
New York St Dorm Auth (Mental Hlth Svcs Facs) 5.00%, 2/15/08–2/15/10	12,370	12,589,264
FSA Series 1 5.125%, 1/15/13	1,880	1,935,422
MBIA-IBC 5.25%, 2/15/19	1,780	1,824,269
New York St Dorm Auth (Mental Hlth Svcs Facs) (Prerefunded) 5.00%, 8/15/17	5	5,117
FSA 5.75%, 8/15/11–2/15/12	2,075	2,204,106
5.875%, 2/15/13	2,205	2,349,648
MBIA 5.00%, 8/15/17	5	5,117
New York St Dorm Auth (Mental Hlth Svcs Facs) (Unrefunded) 6.50%, 2/15/09	1,505	1,564,041
New York St Dorm Auth (NY University) MBIA 5.00%, 7/01/11	1,815	1,909,017
5.75%, 7/01/12	1,540	1,688,764
MBIA Series A 6.00%, 7/01/18	1,000	1,175,130
New York St Dorm Auth Lease Rev 5.375%, 7/01/19	1,400	1,511,846
FGIC 5.50%, 7/01/17–7/01/20	2,640	2,825,566
MBIA 5.00%, 7/01/14–7/01/15	11,080	11,979,334
New York St Dorm Auth Lease Rev (Court Facs Westchester Cnty) 5.125%, 8/01/12	1,000	1,031,590
5.25%, 8/01/13–8/01/17	3,205	3,311,406
New York St Dorm Auth Rev 5.00%, 7/01/11	5,270	5,300,619
New York St Energy Research & Dev Auth MBIA 3.245%, 4/01/34(b)	17,725	17,494,752

Principal Amount (000)		U.S. $ Value

New York St Enviro Fac 5.00%, 6/15/18–6/15/19	$2,730	$2,835,322
FGIC 5.00%, 12/15/23	1,060	1,114,844
New York St Enviro Fac (Mun Water Proj) 5.00%, 6/15/11–6/15/25	23,335	24,458,210
5.25%, 6/15/14	1,640	1,800,753
5.50%, 6/15/15	6,510	7,302,462
New York St Enviro Fac (Pers Inc Tax) FGIC 5.25%, 1/01/19–1/01/20	3,340	3,606,031
New York St Enviro Fac (Water Rev NYC 02) (Prerefunded) 5.75%, 6/15/11	4,770	5,142,585
New York St Enviro Fac (Water Rev NYC 02) (Unrefunded) 5.75%, 6/15/11	745	803,728
New York St Enviro Fac (Water Revolv Fd) (Unrefunded) 4.95%, 6/15/10	1,730	1,747,940
5.875%, 7/15/20	4,560	4,769,623
New York St Enviro Fac (Wtr Revolv Fd) 5.00%, 6/15/15	3,300	3,527,205
5.375%, 11/15/18	1,485	1,562,755
New York St Enviro Fac (Wtr Revolv Fd) (Prerefunded) 5.15%, 10/15/19	185	191,869
5.75%, 6/15/11	1,490	1,606,384
5.875%, 7/15/20	440	462,884
New York St Enviro Fac (Wtr Revolv Fd) (Unrefunded) 5.20%, 12/15/15	225	227,470
New York St Enviro Fac 5.00%, 6/15/14–6/15/16	7,750	8,353,381
New York St HFA 5.00%, 3/15/09	1,695	1,729,883
5.25%, 3/15/20–9/15/21	5,440	5,888,909
6.00%, 11/01/07	1,160	1,161,937
MBIA-IBC 5.50%, 9/15/18	2,720	2,770,646
New York St Thruway Auth 5.00%, 3/15/14–3/15/16	10,950	11,861,894
5.25%, 4/01/16–4/01/18	4,975	5,262,406
5.50%, 4/01/11–4/01/12	7,240	7,742,253
AMBAC 5.00%, 1/01/13–3/15/15	22,455	24,179,503
5.25%, 4/01/11–4/01/14	20,615	22,084,849
FGIC 5.00%, 4/01/13–4/01/18	27,980	30,059,998
FSA 5.00%, 4/01/12–4/01/15	25,930	28,029,397

Schedule of Investments—New York Municipal Portfolio	39

Principal Amount (000)		U.S. $ Value

MBIA 5.00%, 3/15/19–4/01/24	$3,560	$3,745,062
5.10%, 4/01/10	1,050	1,090,047
5.25%, 4/01/11–4/01/14	18,445	19,859,529
5.375%, 4/01/09	3,520	3,588,218
New York St Thruway Auth (Pers Inc Tax) FSA Series A 5.00%, 3/15/18	1,930	2,058,364
New York St Thruway Auth, Hwy & Brdg Trust Fund FSA Series 5B 5.00%, 4/01/14	64,440	69,468,253
New York St Urban Dev Corp. 5.00%, 3/15/16	1,930	2,093,104
5.25%, 1/01/21	10,395	10,598,742
AMBAC 5.00%, 12/15/20	6,265	6,653,931
5.25%, 1/01/16	2,330	2,404,583
XLCA 5.25%, 1/01/11	2,310	2,428,503
Niagara Falls Brdg Commission FGIC 6.30%, 10/01/12	4,670	5,262,156
Onondaga Cnty 5.70%, 4/01/09–4/01/11	5,200	5,474,111
Port Auth of NY & NJ (Cons 117th) FGIC 5.125%, 11/15/15	1,355	1,386,639
Port Auth of NY & NJ (Cons 126th) FGIC 5.25%, 11/15/08 (d)	11,570	11,786,822
5.50%, 11/15/09–11/15/10	18,850	19,752,504
Port Auth of NY & NJ (JFK Intl Air Term 6) MBIA 6.25%, 12/01/08	2,090	2,149,419
New York St AMBAC 5.625%, 8/15/08	4,245	4,249,118
Suffolk Cnty Water Auth MBIA 5.10%, 6/01/08	1,000	1,010,742
Tobacco Settlement Fin Auth 5.00%, 6/01/09	3,555	3,644,231
Tobacco Settlement Fin Corp 5.00%, 6/01/11	4,435	4,630,495
Series A-1 5.00%, 6/01/11	1,495	1,498,334
Series C-1 5.50%, 6/01/14	16,465	16,937,381
Town of Babylon AMBAC 9.20%, 1/15/08	1,345	1,366,170
FGIC 9.00%, 8/01/09	1,550	1,700,118
Triborough Brdg & Tunnel Auth (Conv Ctr Proj) 6.00%, 1/01/11	1,490	1,597,533

Principal Amount (000)		U.S. $ Value

Triborough Brdg & Tunnel Auth (Gen Purp) 5.00%, 1/01/20	$1,000	$1,036,250
5.25%, 1/01/17	5,025	5,301,777
5.50%, 1/01/12	13,480	13,984,961
Triborough Brdg & Tunnel Auth (Prerefunded) Series 02A 5.125%, 1/01/31	7,715	8,201,971
Triborough Brdg & Tunnel Auth (Ref Gen) 5.25%, 11/15/13	8,380	9,118,362
Triborough Brdg & Tunnel Auth 5.00%, 11/15/11	8,880	9,372,307
5.25%, 11/15/12–11/15/15	9,220	10,024,579
5.50%, 1/01/17	9,370	10,343,637
MBIA 5.125%, 1/01/18	8,165	8,358,674

		1,442,098,315

Arizona–0.1%
Pima Cnty IDA (Horizon Comnty Learning Center) 4.45%, 6/01/14	905	885,561
Watson Road CFD (Spl Assmt Rev) 4.70%, 7/01/09	805	800,025

		1,685,586

California–0.2%
California Statewide CDA Rev (Kaiser Permanente) Series E 3.875%, 4/01/32(b)	3,075	3,081,888

Colorado–0.2%
Denver City & Cnty (Arpt Rev) AMT Series D 7.75%, 11/15/13	1,000	1,099,330
Todd Creek Farms Metro Dist No. 1 5.60%, 12/01/14	2,765	2,753,663

		3,852,993

Florida–3.3%
Amelia Walk CDD 5.20%, 5/01/14	840	813,162
Arborwood CDD (Centex Homes Proj) 5.25%, 5/01/16–5/01/36	3,915	3,611,789
Bartram Park CDD (Spl Assmt) 4.875%, 5/01/15	1,025	947,900
Beacon Tradeport CDD (Spl Assmt Industrial Proj) Series B 7.125%, 5/01/22	1,180	1,238,799
CFM CDD Capital Impt Rev Series B 5.875%, 5/01/14	3,500	3,515,890
Concorde Estates CDD Series 04B 5.00%, 5/01/11	780	767,458

40	Sanford C. Bernstein Fund, Inc.—2007 Annual Report

Principal Amount (000)		U.S. $ Value

Dupree Lakes CDD 5.00%, 11/01/10	$460	$453,546
Durbin Crossing CDD 5.25%, 11/01/15	3,410	3,298,766
Durbin Crossing CDD (Spl Assmt) Series B-2 4.875%, 11/01/10	2,700	2,654,181
Fiddlers Creek CDD No. 2 (Spl Assmt) Series B 5.75%, 5/01/13	1,750	1,747,428
Fishhawk CDD II (Spl Assmt) Series B 5.00%, 11/01/07	5	5,000
5.125%, 11/01/09	640	636,186
Gateway CDD (Sun City Center) Series 03B 5.50%, 5/01/10	800	790,624
Hammock Bay CDD (Spl Assmt) Series B 5.375%, 5/01/11	100	99,562
Heritage Isle at Viera CDD 5.00%, 11/01/13	2,570	2,464,553
Heritage Plantation CDD 5.10%, 11/01/13	1,000	965,520
Lakewood Ranch Stewardship Dist 5.00%, 5/01/13	240	231,170
Landmark at Doral CDD 5.20%, 5/01/15	1,710	1,633,597
Live Oak CDD Series B 5.00%, 11/01/09	880	870,250
Meadow Pointe IV CDD Capital Impt Series B 5.125%, 11/01/07	180	180,007
Miami Beach Hlth Facs Auth (Mount Sinai Med Ctr) Series 04 6.75%, 11/15/24	3,300	3,550,008
Middle Village CDD (Spl Assmt) Series B 5.00%, 5/01/09	245	243,417
Midtown Miami CDD Series 04A 6.00%, 5/01/24	1,420	1,425,268
Monterra CDD (Spl Assmt) Series B 5.00%, 11/01/10	2,965	2,923,401
5.125%, 11/01/14	1,500	1,444,350
Overoaks CDD (Capital Impt Rev) Series 4B 5.125%, 5/01/09	985	980,321
Palm Glades CDD 4.85%, 8/01/11	1,185	1,152,685
Parkway Ctr CDD (Spl Assmt Ref) Series B 5.625%, 5/01/14	2,510	2,487,485
Paseo CDD 5.00%, 2/01/11	1,065	1,050,260

Principal Amount (000)		U.S. $ Value

Quarry CDD (Spl Assmt) 5.25%, 5/01/16	$2,600	$2,480,660
Ridgewood Trails CDD 5.20%, 5/01/12	2,725	2,691,101
Sandy Creek CDD 5.50%, 5/01/15	2,960	2,904,234
Six Mile Creek CDD 5.50%, 5/01/17	1,375	1,351,969
Sterling Hill CDD (Capital Impt) Series B 5.50%, 11/01/10	310	309,420
Stoneybrook South CDD 5.45%, 11/01/15	4,300	4,201,100
Tern Bay CDD (Capital Impt Rev) Series B 5.00%, 5/01/15	1,475	1,353,283
Venetian CDD (Capital Impt) Series B 5.95%, 5/01/12	290	295,321
Verano Ctr CDD (Infrastructure Proj) Series B 5.00%, 11/01/13	1,995	1,916,098

		59,685,769

Guam–0.3%
Guam Govt Wtrwks Auth Cops (Prerefunded) 5.18%, 7/01/15	3,402	3,491,746
Guam Govt Wtrwrks Auth 5.00%, 7/01/11	2,160	2,180,391

		5,672,137

Illinois–1.6%
Bolingbrook Sales Tax Rev 5.75%, 1/01/15(c)	2,000	1,989,940
City of Chicago FSA 5.00%, 1/01/15	18,630	20,057,617
Cortland Spl Svc Area No 10 5.125%, 3/01/14	4,255	4,192,068
Pingree Grove Village II (CamBrdg Lakes Proj) Series 5-1 5.25%, 3/01/15	1,025	1,025,953
Town of Cortland 5.50%, 3/01/17	1,317	1,304,265

		28,569,843

Indiana–0.2%
South Bend Econ Dev (One Michiana Square Proj) 4.755%, 10/01/09(b)	3,110	2,997,511

Louisiana–2.1%
Ernest N Morial-New Orleans Exhibit Hall Auth AMBAC 5.25%, 7/15/28	29,720	32,225,693
Isabella Lakes Comnty Dev Dist 6.00%, 8/01/22	1,515	1,478,580

Schedule of Investments—New York Municipal Portfolio	41

Principal Amount (000)		U.S. $ Value

Juban Park CDD 5.15%, 10/01/14	$2,320	$2,288,030
Whispering Spring Dev Dist 5.20%, 10/01/21	1,500	1,459,320

		37,451,623

Nevada–0.4%
Clark Cnty Spl Impt (Dist No. 142) 4.75%, 8/01/09	2,920	2,932,498
Henderson Local Impt Dists No. T-16 4.625%, 3/01/12	535	522,577
Henderson Local Impt Dists No. T-18 4.35%, 9/01/09	950	937,146
Las Vegas Spl Impt Dist No. 607 Local Impt Bonds 5.00%, 6/01/10	1,875	1,877,644
5.35%, 6/01/12	1,375	1,387,293

		7,657,158

North Carolina–0.3%
North Carolina Eastern Municipal Pwr Agy Pwr Sys 5.375%, 1/01/10–1/01/17	4,730	4,924,476

Ohio–0.4%
Ohio State Air Quality Dev Auth Rev (Cleveland Poll Ctrl) Series B 3.75%, 10/01/30(b)	5,095	5,076,811
Port Auth Columbiana Cnty SWFR (Liberty Waste Trans LLC Proj) AMT Series A 7.00%, 8/01/21	1,535	1,590,966

		6,667,777

Pennsylvania–0.1%
Beaver Cnty IDA PCR (Cleveland Electric Proj) Series 98 3.75%, 10/01/30(b)	1,075	1,069,346
Montgomery Cnty IDA (Whitemarsh Continuing Care Ret Comm) 6.00%, 2/01/21	1,515	1,561,889

		2,631,235

Puerto Rico–8.4%
Comwlth of Puerto Rico 5.00%, 7/01/13	2,005	2,114,232
MBIA 6.25%, 7/01/09	1,810	1,892,464
MBIA-IBC Series A 5.50%, 7/01/15	6,575	7,341,776

Principal Amount (000)		U.S. $ Value

Series A 5.00%, 7/01/30(b)	$1,300	$1,352,169
Series C 5.00%, 7/01/18(b)	1,420	1,434,399
Comwlth of Puerto Rico Govt Dev Bk 5.00%, 12/01/11–12/01/13	15,860	16,628,434
Puerto Rico Elec Pwr Auth MBIA 5.00%, 7/01/32	26,210	28,139,580
5.50%, 7/01/16	3,695	4,152,552
Puerto Rico Hwy & Transp Auth 5.00%, 7/01/40–7/01/45	35,385	38,398,099
Puerto Rico Infra Fin Auth AMBAC 5.50%, 7/01/14	14,765	16,346,922
Puerto Rico Pub Bldgs Auth 5.25%, 7/01/08–7/01/11	2,745	2,837,139
COMWLTH GTD 5.00%, 7/01/28(b)	1,000	1,040,130
Puerto Rico Pub Bldgs Auth Rev (Ref Govt Facs) AMBAC 5.00%, 7/01/36(b)	7,010	7,415,318
Puerto Rico Pub Fin Corp (Comwlth Appropriated) AMBAC 5.25%, 8/01/30(b)	3,595	3,826,123
FGIC Series A 5.25%, 8/01/31(b)	14,665	15,607,813
Puerto Rico Pub Fin Corp. 5.75%, 8/01/27(b)	1,090	1,160,142
Univ of Puerto Rico 5.00%, 6/01/13	1,015	1,069,069

		150,756,361

South Carolina–0.1%
Lancaster Cnty Assmt Rev (Edenmoor Impt Dist) Series B 5.375%, 12/01/16	1,335	1,338,631

Virginia–0.5%
Broad Street CDA 7.125%, 6/01/15	1,785	1,945,989
Celebrate North CDD Spl Assmt Rev (Celebrate VA) Series B 6.25%, 3/01/18	1,750	1,822,993
Louisa IDA PCR (Elec & Pwr Co.) 5.25%, 12/01/08	4,925	4,957,308

		8,726,290

Total Long-Term Municipal Bonds (cost $1,749,942,699)		1,767,797,593

42	Sanford C. Bernstein Fund, Inc.—2007 Annual Report

Principal Amount (000)		U.S. $ Value

Short-Term Municipal Notes–1.6%
New York–1.6%
City of New York 3.96%, 4/01/36(d)(e)	$1,000	$1,000,000
Metro Transp Auth New York Svc Contract Series SubSer G-2 3.92%, 11/01/26(d)(e)	500	500,000
New York Adj-subser FSA Series A6 3.98%, 11/01/26(d)(e)	5,800	5,800,000
New York City 3.97%, 1/01/36(d)(e)	850	850,000
New York City Muni Water Fin Auth 3.97%, 6/15/32(d)(e)	2,000	2,000,000

Principal Amount (000)		U.S. $ Value

Series 05 AA-1 4.02%, 6/15/32(d)(e)	$10,000	$10,000,000
New York City TFA 3.91%, 11/01/22–8/01/31(d)(e)	3,800	3,800,000
3.98%, 2/01/31(d)(e)	1,100	1,100,000
New York Muni Water Fin Auth 3.97%, 6/15/38(d)(e)	3,000	3,000,000

Total Short-Term Municipal Notes (cost $28,050,000)		28,050,000

Total Investments—100.4% (cost $1,777,992,699)(f)		1,795,847,593

Other assets less liabilities—(0.4)%		(7,502,835)

Net Assets—100.0%		$1,788,344,758

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Citigroup	$1,555	6/01/12	BMA	*	3.628%	$18,721
Citigroup	16,000	11/10/26	3.884%		BMA *	188,356
JPMorgan Chase	7,400	10/01/07	BMA	*	3.635%	(2,351)
JPMorgan Chase	44,600	11/10/11	BMA	*	3.482%	283,156
JPMorgan Chase	3,065	9/21/12	BMA	*	3.385%	3,149
Merrill Lynch	7,500	7/12/08	BMA	*	3.815%	30,914
Merrill Lynch	1,725	2/12/12	BMA	*	3.548%	15,037

* Variable interest based on the BMA (Bond Market Association) Municipal Swap Index, which fluctuates weekly.

(a)	When-Issued security.
(b)	Variable rate coupon, rate shown as of September 30, 2007.
(c)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.
(d)	Position, or a portion thereof, has been segregated to collateralize when issued or delayed delivery securities.
(e)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
(f)	At September 30, 2007, the cost basis for tax purposes was $1,777,992,699. Gross unrealized appreciation of investments was $22,801,829 and gross unrealized depreciation of investments was $4,946,935, resulting in net unrealized appreciation of $17,854,894 (excluding swap transactions).

Glossary:

ACA—American Capital Access Financial Guaranty Corporation

AMBAC—American Bond Assurance Corporation

AMT—Alternative Minimum Tax (subject to)

BAN—Bond Anticipation Note

CDA—Community Development Administration

CDD—Community Development District

CFD—Community Facilities District

COMWLTH GTD—Commonwealth Guaranteed

ETM—Escrow to Maturity

FGIC—Financial Guaranty Insurance Company

FSA—Financial Security Assurance Inc.

GO—General Obligation

HFA—Housing Finance Authority

IBC—International Bancshares Corporation

IDA—Industrial Development Authority/Agency

MBIA—Municipal Bond Investors Assurance

PCR—Pollution Control Revenue

SWFR—Solid Waste Facility Revenue

TFA—Transitional Finance Authority

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

Schedule of Investments—New York Municipal Portfolio	43

SCB–MU–1945–0907

ANNUAL REPORT

AllianceBernstein Blended Style Funds

Tax-Managed International Portfolio

International Portfolio

September 30, 2007

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

November 16, 2007

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Blended Style Funds Tax-Managed International and AllianceBernstein International Portfolios (each a “Portfolio,” and collectively, the “Portfolios”) for the annual reporting period ended September 30, 2007.

AllianceBernstein Tax-Managed International Portfolio

Investment Objective and Policies

The investment objective of the Portfolio is to provide long-term growth of capital through investments in equity securities of established foreign companies comprising the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index, plus Canada. The Portfolio diversifies its investments among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Portfolio will invest in companies in at least three countries (and normally substantially more) other than the United States. The Portfolio also diversifies its investments between growth and value equity investment styles. The Adviser selects international growth and international value equity securities based on its fundamental growth and value investment disciplines to produce a blended portfolio. The Portfolio seeks to maximize after-tax returns to shareholders by pursuing a number of strategies that take into account the tax impact of buy and sell investment decisions on the Portfolio’s shareholders. Normally, approximately 50% of the value of the portfolio will consist of international value stocks and 50% will consist of international growth stocks.

The Adviser will rebalance the portfolio as necessary to maintain this targeted allocation. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be 40%-60% before rebalancing occurs.

AllianceBernstein International Portfolio

Investment Objective and Policies

The investment objective of the Portfolio is to provide long-term growth of capital through investments in equity securities of established foreign companies comprising the MSCI EAFE Index, plus Canada. The Portfolio diversifies its investments among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Portfolio will invest in companies in at least three countries (and normally substantially more) other than the United States. The Portfolio also diversifies its investments between growth and value equity investment styles. The Adviser selects international growth and international value equity securities based on its fundamental growth and value investment disciplines to produce a blended portfolio. The Portfolio is managed without regard to potential tax consequences to the shareholder. Normally, approximately 50% of the value of the portfolio will consist of international value stocks and 50% will consist of international growth stocks. The Adviser will rebalance the portfolio as necessary to maintain this targeted allocation. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be 40%-60% before rebalancing occurs.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	1

Investment Results

The tables on page 4 and page 7 show performance for Tax-Managed International Portfolio and International Portfolio compared to their benchmark, the MSCI EAFE Index, for the six- and 12-month periods ended September 30, 2007.

The Portfolios’ Class A shares without sales charges underperformed their benchmark for the 12-month period, but outperformed their benchmark for the six-month period ended September 30, 2007. Both the value and growth components of the Portfolios lagged the benchmark during the 12-month period under review, while both components of the Portfolios contributed positively to performance during the six-month period ended September 30, 2007. In an abrupt shift, the growth indices significantly outperformed the value indices for both the six- and 12-month periods.

During both the six- and 12-month periods ended September 30, 2007, the largest positive impact on performance was attributable to the Portfolios’ industrial holdings. These holdings benefited from robust economic growth—particularly from the developing economies—leading to strong performance gains. The largest detractor from performance in both periods was the Portfolios’ financial holdings. Escalating difficulties within the subprime mortgage market caused credit markets to deteriorate, creating an environment that caused financial stocks to underperform significantly. The Portfolios’ overweight position to financials, as well as negative stock selection within this sector, detracted from relative performance.

Market Review and Investment Strategy

Non-U.S. developed equity markets posted strong gains during the six- and 12-month periods ended September 30, 2007, up 8.72% and 24.86%, respectively, as represented by the MSCI EAFE Index. Currency was a large component of returns for non-U.S. stocks, with a weakening dollar adding more than 5% and 10% for U.S.-based investors in the six- and 12-month periods, respectively.

Global equity markets were tumultuous in the third quarter of the year-to-date period through September 30, 2007, but ended with an upswing, preserving the strong gains reported in the six- and 12-month periods. And while risk aversion rose in the quarter, emerging markets ended with far stronger returns than developed markets. Overall, confidence remains fragile after the global credit crunch that was set off by mounting distress in the U.S. subprime mortgage market. The Blend Investment Policy Team believes that volatility will remain high as the markets continue to digest the impact of the subprime mortgage distress.

2	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Portfolios will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before investing. For a free copy of the Portfolios’ prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolios have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC Returns, Returns After Taxes on Distributions and Returns After Taxes on Distributions and Sale of Fund Shares reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares.

Benchmark Disclosure

The unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a market capitalization weighted index that measures stock market performance in 21 countries in Europe, Australasia and the Far East. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolios.

The MSCI EAFE Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment—the dividend is reinvested after deduction of withholding tax, applying the highest rate applicable to non-resident institutional individuals who do not benefit from double taxation treaties.

A Word About Risk

Substantially all of the Portfolios’ assets will be invested in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. To the extent that the Portfolios invest a substantial amount of their assets in a particular country or region, an investment in the Portfolios has the risk that market changes or other events affecting that country or region may have a more significant effect on the Portfolios’ net asset values. In addition, because the Portfolios will invest in foreign currency denominated securities, fluctuations in the value of the Portfolios’ investments may be magnified by changes in foreign exchange rates. Because the Portfolios allocate between “growth” and “value” stocks, an investment in the Portfolios is subject to the risk that this allocation will result in lower returns when one style is outperforming another than if the Portfolios had invested entirely in the outperforming style. In addition, the transaction costs associated with the systematic rebalancing of the Portfolios may be significant over time. While the Portfolios invest principally in common stocks and other equity securities, in order to achieve their investment objectives, they may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases greater than, the risks presented by more traditional investments. AllianceBernstein Tax-Managed International Portfolio may employ strategies that take into account the tax impact of buy and sell decisions on the Portfolio’s shareholders. While the Portfolio seeks to maximize after-tax returns, there can be no assurance that the strategies will be effective, and the use of these strategies may affect the gross returns of the Portfolio. These risks are fully discussed in the Portfolios’ prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	3

Historical Performance

TAX-MANAGED INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2007

	Returns
	6 Months	12 Months
AllianceBernstein Blended Style Funds Tax-Managed International Portfolio
Class A	9.24%	24.11%

Class B	8.84%	23.23%

Class C	8.81%	23.24%

MSCI EAFE Index	8.72%	24.86%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

1/30/04* TO 9/30/07

*	Since inception of the Portfolio’s Class A shares on 1/30/04.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Blended Style Funds Tax-Managed International Portfolio Class A shares (from 1/30/04* to 9/30/07) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 3.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Historical Performance

TAX-MANAGED INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2007
	NAV Returns	SEC Returns

Class A Shares
1 Year	24.11%	18.84%
Since Inception*	18.48%	17.08%

Class B Shares
1 Year	23.23%	19.23%
Since Inception*	17.65%	17.48%

Class C Shares
1 Year	23.24%	22.24%
Since Inception*	17.64%	17.64%

SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2007)
		SEC Returns
Class A Shares
1 Year		18.84%
Since Inception*		17.08%

Class B Shares
1 Year		19.23%
Since Inception*		17.48%

Class C Shares
1 Year		22.24%
Since Inception*		17.64%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.66%, 2.37% and 2.37% for Class A, Class B and Class C shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 1.36%, 2.07% and 2.07% for Class A, Class B and Class C, respectively. These waivers/reimbursements extend throughout the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower.

*	Inception Date: 1/30/04 for Class A, Class B and Class C shares.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	5

Historical Performance

TAX-MANAGED INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

RETURNS AFTER TAXES ON DISTRIBUTIONS AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2007)

Class A Shares
1 Year	16.87%
Since Inception*	16.22%

Class B Shares
1 Year	17.18%
Since Inception*	16.65%

Class C Shares
1 Year	20.20%
Since Inception*	16.81%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2007)

Class A Shares
1 Year	14.82%
Since Inception*	14.81%

Class B Shares
1 Year	15.18%
Since Inception*	15.18%

Class C Shares
1 Year	17.15%
Since Inception*	15.32%

*	Inception Date: 1/30/04 for Class A, Class B and Class C shares.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Historical Performance

INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK

PERIODS ENDED SEPTEMBER 30, 2007

	Returns
	6 Months	12 Months
AllianceBernstein Blended Style Funds International Portfolio
Class A	9.74%	24.25%

Class B	9.35%	23.32%

Class C	9.34%	23.35%

MSCI EAFE Index	8.72%	24.86%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

1/30/04* TO 9/30/07

*	Since inception of the Portfolio’s Class A shares on 1/30/04.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Blended Style Funds International Portfolio Class A shares (from 1/30/04* to 9/30/07) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	7

Historical Performance

INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2007
	NAV Returns	SEC Returns

Class A Shares
1 Year	24.25%	18.97%
Since Inception*	18.76%	17.36%

Class B Shares
1 Year	23.32%	19.32%
Since Inception*	17.90%	17.72%

Class C Shares
1 Year	23.35%	22.35%
Since Inception*	17.92%	17.92%

SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2007)
		SEC Returns
Class A Shares
1 Year		18.97%
Since Inception*		17.36%

Class B Shares
1 Year		19.32%
Since Inception*		17.72%

Class C Shares
1 Year		22.35%
Since Inception*		17.92%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.53%, 2.24% and 2.24% for Class A, Class B and Class C shares, respectively.

*	Inception Date: 1/30/04 for Class A, Class B and Class C shares.

See Historical Performance disclosures on page 3.

8	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Historical Performance

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Tax-Managed International Portfolio	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Paid During Period*
Class A
Actual	$1,000	$1,092.36	$6.40
Hypothetical (5% return before expenses)	$1,000	$1,018.95	$6.17
Class B
Actual	$1,000	$1,088.43	$10.10
Hypothetical (5% return before expenses)	$1,000	$1,015.39	$9.75
Class C
Actual	$1,000	$1,088.11	$10.10
Hypothetical (5% return before expenses)	$1,000	$1,015.39	$9.75
*	Expenses are equal to each Class’ annualized expense ratios, of 1.22%, 1.93% and 1.93% respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

(Fund Expenses continued on next page)

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	9

Fund Expenses

FUND EXPENSES

(continued from previous page)

International Portfolio	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Paid During Period*
Class A
Actual	$1,000	$1,097.43	$7.31
Hypothetical (5% return before expenses)	$1,000	$1,018.10	$7.03
Class B
Actual	$1,000	$1,093.49	$10.97
Hypothetical (5% return before expenses)	$1,000	$1,014.59	$10.56
Class C
Actual	$1,000	$1,093.42	$10.97
Hypothetical (5% return before expenses)	$1,000	$1,014.59	$10.56
*	Expenses are equal to each Class’ annualized expense ratios, of 1.39%, 2.09% and 2.09%, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

10	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Fund Expenses

TAX-MANAGED INTERNATIONAL PORTFOLIO

PORTFOLIO SUMMARY

September 30, 2007

PORTFOLIO STATISTICS

Net Assets ($mil): $9,505.3

*	All data are as of September 30, 2007. The Portfolios’ sector and country breakdowns are expressed as a percentage of each Portfolio’s long-term investments and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	11

Portfolio Summary

INTERNATIONAL PORTFOLIO

PORTFOLIO SUMMARY

September 30, 2007

PORTFOLIO STATISTICS

Net Assets ($mil): $4,400.4

*	All data are as of September 30, 2007. The Portfolios’ sector and country breakdowns are expressed as a percentage of each Portfolio’s total long-term investments and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

12	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Portfolio Summary

SCHEDULE OF INVESTMENTS

Tax-Managed International Portfolio

September 30, 2007

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.5%

Financials – 28.3%
Capital Markets – 6.7%
3i Group PLC	3,086,649	$63,012,500
Credit Suisse Group(a)	4,257,664	282,981,058
Deutsche Bank AG	285,000	36,620,181
Macquarie Bank Ltd.	1,360,589	101,542,074
Man Group PLC	13,458,095	152,456,771

		636,612,584

Commercial Banks – 10.6%
ABN AMRO Holding NV	31,635	1,662,508
Anglo Irish Bank Corp. PLC (Dublin)	5,700,137	108,046,982
Barclays PLC	8,550,000	103,936,767
BNP Paribas SA	770,000	84,265,572
Credit Agricole SA	2,336,170	89,415,495
HBOS PLC	3,440,000	64,374,492
Mitsubishi UFJ Financial Group, Inc.*	6,977	66,707,749
National Australia Bank Ltd.	689,021	24,203,735
Royal Bank of Scotland Group PLC	8,510,917	91,831,408
Societe Generale	669,963	112,727,983
Standard Chartered PLC	2,504,796	82,033,170
Sumitomo Mitsui Financial Group, Inc.	13,895	107,800,248
UniCredito Italiano SpA	8,439,147	72,245,901

		1,009,252,010

Consumer Finance – 1.0%
ORIX Corp.	434,910	98,562,636

Diversified Financial Services – 3.2%
Deutsche Boerse AG	852,196	115,907,309
Fortis (Euronext Amsterdam)	456,100	13,446,200
Fortis (Euronext Brussels)	1,123,900	33,137,260
ING Groep NV	3,157,863	140,333,953

		302,824,722

Insurance – 6.4%
Allianz SE	724,100	168,666,103
Aviva PLC	5,487,668	82,280,472
Fondiaria-Sai SpA (ordinary shares)	617,196	28,995,841
Fondiaria-Sai SpA (saving shares)	306,752	9,985,030
Friends Provident PLC	5,649,097	19,824,064
Muenchener Rueckversicherungs AG	624,800	119,936,973
QBE Insurance Group Ltd.	3,529,614	105,475,625
Swiss Reinsurance(a)	808,697	71,916,432

		607,080,540

Real Estate Management & Development – 0.4%
Leopalace21 Corp.	543,200	17,763,315
Sino Land Co.	6,074,201	15,065,899

		32,829,214

		2,687,161,706

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	13

Schedule of Investments — Tax-Managed International Portfolio

Company	Shares	U.S. $ Value

Materials – 14.5%
Chemicals – 3.9%
BASF AG	903,000	$124,809,310
Bayer AG	1,564,453	124,392,758
Mitsubishi Chemical Holdings Corp.	2,098,500	18,223,910
Mitsui Chemicals, Inc.	5,848,000	57,723,217
Shin-Etsu Chemical Co. Ltd.	602,800	41,472,316

		366,621,511

Construction Materials – 1.1%
Buzzi Unicem SpA	1,087,991	28,235,908
CRH PLC	1,988,341	78,299,822

		106,535,730

Metals & Mining – 8.5%
Antofagasta PLC	613,400	9,569,079
ArcelorMittal (Paris)	836,707	65,956,843
ArcelorMittal (Amsterdam)	567,200	44,585,979
BHP Billiton PLC	5,022,405	179,672,940
JFE Holdings, Inc.	1,693,200	119,414,499
Kazakhmys PLC	1,122,136	32,119,588
Nippon Steel Corp.	6,656,000	47,711,873
Voestalpine AG	589,100	50,933,633
Xstrata PLC	3,886,656	258,110,032

		808,074,466

Paper & Forest Products – 1.0%
Stora Enso Oyj-Class R	2,464,400	47,853,076
Svenska Cellulosa AB	2,601,000	48,384,089

		96,237,165

		1,377,468,872

Industrials – 13.4%
Aerospace & Defense – 0.8%
BAE Systems PLC	5,900,000	59,289,460
European Aeronautic Defence & Space Co., NV	483,682	14,860,103

		74,149,563

Airlines – 1.0%
Air France-KLM	911,549	33,486,089
Deutsche Lufthansa AG	2,125,000	61,022,644

		94,508,733

Building Products – 0.8%
Cie de Saint-Gobain	711,111	74,253,431

Commercial Services & Supplies – 0.5%
Capita Group PLC	3,263,320	48,253,749

Construction & Engineering – 1.2%
Vinci SA	1,476,064	115,632,403

Electrical Equipment – 1.8%
ABB Ltd.(a)	5,424,102	142,288,202
Renewable Energy Corp.(b)	699,655	32,199,550

		174,487,752

14	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Tax-Managed International Portfolio — Schedule of Investments

Company	Shares	U.S. $ Value

Machinery – 3.0%
Atlas Copco AB	5,371,056	$92,534,533
Komatsu Ltd.	1,714,400	57,151,233
NGK Insulators Ltd.	4,198,000	134,479,741

		284,165,507

Marine – 1.3%
Mitsui OSK Lines Ltd.	5,530,000	88,981,546
Nippon Yusen KK	3,912,000	37,990,242

		126,971,788

Trading Companies & Distributors – 3.0%
Mitsubishi Corp.	3,047,800	95,990,436
Mitsui & Co. Ltd.	7,858,000	190,036,852

		286,027,288

		1,278,450,214

Consumer Discretionary – 9.3%
Auto Components – 1.0%
Compagnie Generale des Etablissements Michelin-Class B	679,500	91,623,396

Automobiles – 5.1%
Fiat SpA	4,264,105	128,809,350
Nissan Motor Co., Ltd.	6,727,800	67,124,609
Porsche AG	28,677	60,830,258
Renault SA	1,045,800	151,747,606
Suzuki Motor Corp.	465,700	13,722,521
Toyota Motor Corp.	1,090,600	63,802,622

		486,036,966

Household Durables – 1.5%
Persimmon PLC	1,433,000	28,122,797
Sharp Corp.	5,022,000	90,765,073
Taylor Wimpey PLC	5,036,868	28,438,462

		147,326,332

Specialty Retail – 1.7%
Esprit Holdings Ltd.	5,311,000	84,153,403
Inditex SA	1,083,844	73,262,049

		157,415,452

		882,402,146

Energy – 8.4%
Energy Equipment & Services – 0.5%
Technip SA	562,478	50,210,492

Oil, Gas & Consumable Fuels – 7.9%
BP PLC	4,008,900	46,372,338
ENI SpA	5,753,628	212,468,577
Nippon Mining Holdings, Inc.	3,496,000	34,857,057

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	15

Schedule of Investments — Tax-Managed International Portfolio

Company	Shares	U.S. $ Value

Origin Energy Ltd.	2,960,485	$26,947,564
Petro-Canada	428,050	24,560,211
Petroplus Holdings AG(a)(b)	467,745	41,352,609
Repsol YPF SA	1,282,600	45,640,154
Royal Dutch Shell PLC–Class B	387,899	15,916,106
Royal Dutch Shell PLC (Euronext Amsterdam)-Class A	2,674,528	109,961,696
Royal Dutch Shell PLC (London)-Class A	2,871,195	118,289,285
Total SA	854,500	69,242,904

		745,608,501

		795,818,993

Information Technology – 6.9%
Communications Equipment – 2.8%
Nokia OYJ	6,919,792	262,561,480

Computers & Peripherals – 1.6%
Fujitsu, Ltd.	3,415,000	24,027,673
Toshiba Corp.	13,626,000	126,619,203

		150,646,876

IT Services – 0.3%
Cap Gemini SA	475,217	29,233,842

Office Electronics – 1.9%
Canon, Inc.	2,284,600	123,974,607
Konica Minolta Holdings, Inc.	1,359,500	22,953,115
Ricoh Co. Ltd.	1,602,000	33,715,662

		180,643,384

Semiconductors & Semiconductor Equipment – 0.3%
Sumco Corp.	813,700	32,921,994

		656,007,576

Health Care – 4.7%
Biotechnology – 0.3%
CSL Ltd./Australia	316,139	29,996,137

Health Care Equipment & Supplies – 1.3%
Alcon, Inc.	349,400	50,285,648
Essilor International SA	1,131,287	70,927,793

		121,213,441

Pharmaceuticals – 3.1%
AstraZeneca PLC	665,000	33,283,933
GlaxoSmithKline PLC	1,568,800	41,609,420
Merck KGaA	509,820	61,429,309
Roche Holding AG(a)	531,318	96,206,831
Sanofi-Aventis	706,698	59,891,301

		292,420,794

		443,630,372

16	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Tax-Managed International Portfolio — Schedule of Investments

Company	Shares	U.S. $ Value

Consumer Staples – 4.1%
Food & Staples Retailing – 0.8%
Koninklijke Ahold NV(b)	2,806,080	$42,346,945
Tesco PLC	4,018,694	36,021,241

		78,368,186

Food Products – 1.7%
Nestle SA(a)	364,827	163,548,441

Household Products – 0.9%
Reckitt Benckiser PLC	1,472,062	86,300,031

Personal Products – 0.7%
L’Oreal SA	459,670	60,184,224

		388,400,882

Telecommunication Services – 4.0%
Diversified Telecommunication Services – 2.2%
Deutsche Telekom AG-Class W	1,162,800	22,832,181
France Telecom SA	809,900	27,034,109
Nippon Telegraph & Telephone Corp.	5,236	24,327,987
Telefonica SA	4,969,034	138,825,912

		213,020,189

Wireless Telecommunication Services – 1.8%
Vodafone Group PLC	47,192,758	170,105,541

		383,125,730

Utilities – 3.9%
Electric Utilities – 1.9%
E.ON AG	758,700	140,071,893
The Tokyo Electric Power Co.	1,722,000	43,385,955

		183,457,848

Independent Power Producers & Energy Traders – 0.9%
International Power PLC	9,071,673	83,734,390

Multi-Utilities – 1.1%
RWE AG	659,000	82,798,984
Veolia Environnement	280,639	24,130,131

		106,929,115

		374,121,353

Total Common Stocks (cost $6,828,545,636)		9,266,587,844

RIGHTS – 0.1%

Financials – 0.1%
Diversified Financial Services – 0.1%
Fortis(b)	1,580,000	8,387,666

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	17

Schedule of Investments — Tax-Managed International Portfolio

Company	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.9%

Repurchase Agreements – 0.9%
State Street Bank & Trust Co. due 10/01/07 in the amount of $88,930,041 (collateralized by $94,000,000 U.S Treasury, 6.5%, due 2/15/10, value $99,992,500) (cost $88,903,000)	$88,903	$88,903,000

Total Investments – 98.5% (cost $6,917,448,636)(c)		9,363,878,510
Other assets less liabilities – 1.5%		141,374,059

Net Assets – 100.0%		$9,505,252,569

FINANCIAL FUTURES CONTRACTS

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2007	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Topix Index Future	456	December 2007	$60,221,277	$64,470,814	$4,249,537

FORWARD CURRENCY EXCHANGE CONTRACTS

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2007	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Swiss Franc settling 12/17/07	52,752	$44,758,947	$45,570,801	$811,854
Sale Contracts:
Swiss Franc settling 12/17/07	52,752	44,812,368	45,570,801	(758,433)

*	Fair valued.

(a)	Position, or a portion thereof, has been segregated to collateralize forward currency exchange contracts. The aggregate market value of these securities amounted to $798,293,574.

(b)	Non-income producing security.

(c)	At September 30, 2007, the cost basis of investment securities owned was $6,955,719,507. Gross unrealized appreciation of investments was $2,495,173,338 and gross unrealized depreciation of investments was $87,014,335, resulting in net unrealized appreciation of $2,408,159,003 (excluding foreign currency and futures transactions).

See notes to financial statements.

18	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Schedule of Investments — Tax-Managed International Portfolio

SCHEDULE OF INVESTMENTS

International Portfolio

September 30, 2007

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.1%

Financials – 28.4%
Capital Markets – 6.9%
3i Group PLC	1,307,953	$26,701,251
Credit Suisse Group(a)	1,950,404	129,631,504
Deutsche Bank AG	243,900	31,339,165
Macquarie Bank Ltd.	613,780	45,806,996
Man Group PLC	6,224,984	70,518,224

		303,997,140

Commercial Banks – 11.0%
Anglo Irish Bank Corp. PLC (Dublin)	2,615,888	49,584,563
Barclays PLC	2,909,000	35,362,814
BNP Paribas SA	467,870	51,201,731
Canadian Imperial Bank of Commerce/Canada	113,000	11,288,071
Credit Agricole SA	675,202	25,842,949
HBOS PLC	1,927,390	36,068,242
Mitsubishi UFJ Financial Group, Inc.*	4,750	45,415,194
National Australia Bank Ltd.	329,321	11,568,295
Royal Bank of Scotland Group PLC	4,142,802	44,700,159
Societe Generale	297,254	50,015,962
Standard Chartered PLC	1,359,917	44,537,879
Sumitomo Mitsui Financial Group, Inc.	5,882	45,633,757
UniCredito Italiano SpA	3,914,445	33,510,805

		484,730,421

Consumer Finance – 1.0%
ORIX Corp.	187,400	42,470,024

Diversified Financial Services – 3.2%
Deutsche Boerse AG	397,082	54,007,184
Fortis (Euronext Amsterdam)	210,100	6,193,919
Fortis (Euronext Brussels)	543,900	16,036,441
ING Groep NV	1,455,900	64,699,514

		140,937,058

Insurance – 6.1%
Allianz SE	278,400	64,848,285
Aviva PLC	2,588,229	38,807,141
Fondiaria-Sai SpA (ordinary shares)	364,200	17,110,100
Fondiaria-Sai SpA (saving shares)	55,400	1,803,316
Friends Provident PLC	2,410,839	8,460,224
Muenchener Rueckversicherungs AG	288,600	55,399,824
QBE Insurance Group Ltd.	1,628,294	48,658,388
Swiss Reinsurance(a)	371,215	33,011,694

		268,098,972

Real Estate Management & Development – 0.2%
Leopalace21 Corp.	224,600	7,344,699
Sino Land Co.	898,808	2,229,322

		9,574,021

		1,249,807,636

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	19

International Portfolio — Schedule of Investments

Company	Shares	U.S. $ Value

Materials – 15.2%
Chemicals – 3.8%
BASF AG	410,200	$56,696,322
Bayer AG	717,759	57,070,440
Mitsubishi Chemical Holdings Corp.	1,681,500	14,602,575
Mitsui Chemicals, Inc.	1,806,000	17,826,288
Shin-Etsu Chemical Co. Ltd.	288,500	19,848,645

		166,044,270

Construction Materials – 0.3%
Buzzi Unicem SpA	563,800	14,631,927

Metals & Mining – 10.1%
Anglo American PLC	521,506	34,934,771
Antofagasta PLC	443,200	6,913,949
ArcelorMittal	567,414	44,728,724
BHP Billiton PLC	1,732,141	61,966,103
JFE Holdings, Inc.	869,900	61,350,504
Kazakhmys PLC	601,400	17,214,241
Nippon Steel Corp.	3,918,000	28,085,204
Rio Tinto PLC	823,056	70,837,818
Voestalpine AG	216,200	18,692,669
Xstrata PLC	1,485,902	98,677,684

		443,401,667

Paper & Forest Products – 1.0%
Stora Enso Oyj-Class R	1,151,600	22,361,468
Svenska Cellulosa AB	1,209,300	22,495,532

		44,857,000

		668,934,864

Industrials – 11.5%
Aerospace & Defense – 1.0%
BAE Systems PLC	3,713,604	37,318,233
European Aeronautic Defence & Space Co., NV	218,093	6,700,445

		44,018,678

Airlines – 1.0%
Air France-KLM	415,900	15,278,240
Deutsche Lufthansa AG	980,000	28,142,208

		43,420,448

Building Products – 0.5%
Cie de Saint-Gobain	218,638	22,829,940

Commercial Services & Supplies – 0.5%
Capita Group PLC	1,412,539	20,886,797

Construction & Engineering – 0.3%
Vinci SA	148,907	11,665,127

20	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

International Portfolio — Schedule of Investments

Company	Shares	U.S. $ Value

Electrical Equipment – 1.9%
ABB Ltd.(a)	2,480,287	$65,064,333
Renewable Energy Corp.(b)	386,900	17,805,927

		82,870,260

Industrial Conglomerates – 0.6%
Siemens AG	185,774	25,479,732

Machinery – 2.4%
Atlas Copco AB	1,971,246	33,961,353
Komatsu Ltd.	677,100	22,571,804
NGK Insulators Ltd.	1,515,000	48,531,874

		105,065,031

Marine – 1.3%
Mitsui OSK Lines Ltd.	2,596,000	41,771,445
Nippon Yusen KK	1,824,000	17,713,242

		59,484,687

Trading Companies & Distributors – 2.0%
Mitsui & Co. Ltd.	3,730,000	90,205,836

		505,926,536

Consumer Discretionary – 10.4%
Auto Components – 1.4%
Compagnie Generale des Etablissements Michelin-Class B	312,100	42,083,388
Denso Corp.	540,400	20,269,069

		62,352,457

Automobiles – 5.2%
Fiat SpA	1,980,624	59,830,349
Nissan Motor Co., Ltd.	4,032,500	40,233,061
Porsche AG	15,575	33,038,019
Renault SA	487,900	70,795,235
Suzuki Motor Corp.	216,900	6,391,271
Toyota Motor Corp.	305,000	17,843,205

		228,131,140

Hotels Restaurants & Leisure – 0.6%
Accor SA	275,491	24,441,578

Household Durables – 1.2%
Sharp Corp.	2,290,000	41,388,295
Taylor Wimpey PLC	2,315,011	13,070,692

		54,458,987

Media – 0.3%
Lagardere SCA	166,000	14,139,352

Specialty Retail – 1.7%
Esprit Holdings Ltd.	2,541,500	40,270,358
Inditex SA	503,709	34,048,030

		74,318,388

		457,841,902

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	21

International Portfolio — Schedule of Investments

Company	Shares	U.S. $ Value

Energy – 8.6%
Energy Equipment & Services – 0.5%
Technip SA	260,492	$23,253,232

Oil, Gas & Consumable Fuels – 8.1%
BP PLC	1,867,900	21,606,648
ENI SpA	1,367,200	50,487,629
Nippon Mining Holdings, Inc.	1,680,000	16,750,531
Origin Energy Ltd.	1,368,163	12,453,588
Petro-Canada	206,006	11,819,999
Petroplus Holdings AG(a)(b)	236,429	20,902,321
Repsol YPF SA	584,500	20,798,901
Royal Dutch Shell PLC-Class B	728,096	29,874,923
Royal Dutch Shell PLC (Euronext Amsterdam) -Class A	1,239,202	50,949,085
Royal Dutch Shell PLC (London)-Class A	893,200	36,798,612
Total SA	1,013,216	82,104,175

		354,546,412

		377,799,644

Information Technology – 5.8%
Communications Equipment – 2.5%
Nokia OYJ	2,900,517	110,055,914

Computers & Peripherals – 1.9%
Fujitsu, Ltd.	3,484,000	24,513,152
Toshiba Corp.	6,342,000	58,932,848

		83,446,000

Office Electronics – 0.9%
Canon, Inc.	508,100	27,572,222
Konica Minolta Holdings, Inc.	763,000	12,882,109

		40,454,331

Semiconductors & Semiconductor Equipment – 0.5%
Sumco Corp.	501,100	20,274,316

		254,230,561

Telecommunication Services – 5.4%
Diversified Telecommunication Services – 3.2%
Deutsche Telekom AG-Class W	543,500	10,671,905
France Telecom SA	572,800	19,119,814
Nippon Telegraph & Telephone Corp.	3,824	17,767,422
Telefonica SA	2,443,307	68,261,622
TeliaSonera AB	3,102,405	27,955,439

		143,776,202

22	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

International Portfolio — Schedule of Investments

Company	Shares	U.S. $ Value

Wireless Telecommunication Services – 2.2%
Vodafone Group PLC	26,664,264	$96,110,913

		239,887,115

Health Care – 4.9%
Biotechnology – 0.5%
CSL Ltd./Australia	243,534	23,107,175

Health Care Equipment & Supplies – 1.3%
Alcon, Inc.	161,500	23,243,080
Essilor International SA	520,260	32,618,507

		55,861,587

Pharmaceuticals – 3.1%
AstraZen eca PLC	420,000	21,021,431
GlaxoSmithKline PLC	445,200	11,808,079
Merck KGaA	251,547	30,309,440
Roche Holding AG(a)	223,150	40,406,224
Sanofi-Aventis	390,379	33,083,872

		136,629,046

		215,597,808

Consumer Staples – 4.1%
Food & Staples Retailing – 0.9%
Koninklijke Ahold NV(b)	1,341,200	20,240,236
Tesco PLC	1,913,109	17,147,999

		37,388,235

Food Products – 1.7%
Nestle SA(a)	166,507	74,643,490

Household Products – 0.9%
Reckitt Benckiser PLC	671,596	39,372,496

Personal Products – 0.6%
L’Oreal SA	215,208	28,177,011

		179,581,232

Utilities – 3.8%
Electric Utilities – 1.9%
E.ON AG	354,100	65,374,268
The Tokyo Electric Power Co.	796,100	20,057,816

		85,432,084

Independent Power Producers & Energy Traders – 0.8%
International Power PLC	3,771,902	34,815,839

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	23

International Portfolio — Schedule of Investments

Company	Shares	U.S. $ Value

Multi-Utilities – 1.1%
RWE AG	289,000	$36,310,935
Veolia Environnement	129,617	11,144,835

		47,455,770

		167,703,693

Total Common Stocks (cost $3,355,336,986)		4,317,310,991

RIGHTS – 0.1%

Financials – 0.1%
Diversified Financial Services – 0.1%
Fortis(b)	754,000	4,002,614

	Principal Amount (000)

SHORT-TERM INVESTMENTS – 0.8%
Repurchase Agreements – 0.8%
State Street Bank & Trust Co. due 10/1/07 in the amount of $35,671,847 (collateralized by $35,665,000 U.S. Treasury, 4.75%, due 12/31/08, value $36,378,300) (cost $35,661,000)	$35,661	35,661,000

Total Investments Before Security Lending Collateral – 99.0% (cost $3,390,997,986)		4,356,974,605

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 6.2%
Short Terms – 6.2%
Bear Stearns, 3.90%, 9/28/07 due 10/01/07 in the amount of $46,014,950 (collateralized by $46,670,000 U.S. Treasury Inflation Index, 2.00%, due 1/15/26, value $46,982,463)	46,000	46,000,000
Deutsche Bank, 3.94%, 9/28/07 due 10/01/07 in the amount of $46,015,103 (collateralized by $43,924,000 U.S. Treasury Inflation Index, .875%, due 4/15/10, value $46,902,290)	46,000	46,000,000
Lehman Brothers, 3.00%, 9/28/07 due 10/01/07 in the amount of $46,011,500 (collateralized by $46,230,000 U.S. Treasury Note, 4.25%, due 11/30/07, value $46,903,082)	46,000	46,000,000

24	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

International Portfolio — Schedule of Investments

Company	Principal Amount (000)	U.S. $ Value

Morgan Stanley, 3.95%, 9/28/07 due 10/01/07 in the amount of $46,015,142 (collateralized by $44,435,000 U.S. Treasury Inflation Index, 2.50%, due 7/15/16, value $46,924,451)	$46,000	$46,000,000
RBS Greenwich, 4.00%, 9/28/07 due 10/01/07 in the amount of $46,015,333 (collateralized by $45,572,000 U.S. Treasury Note, 4.625%, due 11/15/09, value $46,956,188)	46,000	46,000,000
Royal Bank of Canada (missing rate), 10/01/07	43,811	43,811,000

Total Investment of Cash Collateral for Securities Loaned (cost $273,811,000)		273,811,000

Total Investments – 105.2% (cost $3,664,808,986)(c)		4,630,785,605
Other assets less liabilities – (5.2)%		(230,389,154)

Net Assets—100.0%		$4,400,396,451

FINANCIAL FUTURES CONTRACTS

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2007	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
FTSE 100 Index Future	198	December 2007	$25,331,389	$26,410,992	$1,079,603

FORWARD CURRENCY EXCHANGE CONTRACTS

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2007	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Swiss Franc settling 12/17/07	27,178	$23,059,953	$23,478,223	$418,270
Sale Contracts:
Swiss Franc settling 12/17/07	27,178	23,087,476	23,478,223	(390,747)

*	Fair valued.
(a)	Position, or a portion thereof, has been segregated to collateralize forward currency exchange contracts. The aggregate market value of these securities amounted to $363,659,566.
(b)	Non-income producing security.
(c)	At September 30, 2007, the cost basis for tax purposes was $3,669,114,909. Gross unrealized appreciation of investments was $1,009,883,533 and gross unrealized depreciation of investments was $48,212,837, resulting in net unrealized appreciation of $961,670,696 (excluding foreign currency and futures transactions).
See notes to financial statements.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	25

International Portfolio — Schedule of Investments

STATEMENTS OF ASSETS & LIABILITIES

September 30, 2007

	Tax-Managed International Portfolio		International Portfolio
Assets
Investments in securities at value (including investments of cash collateral for securities loaned of: International, $273,811,000)	$9,363,878,510		$4,630,785,605	(a)
Foreign currency at value(b)	52,655,801	(c)	18,413,703	(c)
Cash in bank	287		827
Receivables:
Interest	27,041		10,847
Dividends	24,670,620		10,680,768
Investment securities sold and foreign currency transactions	111,465,030		47,390,898
Capital shares sold	11,619,870		6,836,256
Foreign withholding tax reclaims	5,929,190		1,757,645
Margin due from broker on futures contracts	87,449		– 0 –
Appreciation of foreign currency contracts	811,854		418,270

Total assets	9,571,145,652		4,716,294,819

Liabilities
Payable for collateral on securities lending at value	– 0 –		273,811,000
Payables:
Investment securities purchased and foreign currency transactions	48,550,025		31,997,163
Capital shares redeemed	7,963,377		5,309,266
Management fee	5,964,181		2,984,655
Shareholder servicing fee	1,856,812		843,281
Transfer Agent fee	60,897		46,675
Distribution fee	5,855		38,548
Accrued expenses	733,503		391,453
Foreign capital gains taxes	– 0 –		– 0 –
Margin owed to broker on futures contracts	– 0 –		85,580
Depreciation of foreign currency contracts	758,433		390,747

Total liabilities	65,893,083		315,898,368

Net Assets	$9,505,252,569		$4,400,396,451

Cost of investments (including cash collateral on securities loaned)	$6,917,448,636		$3,664,808,986

Shares of Capital Stock Outstanding
Net Asset Value, Offering and Redemption Price Per Share
Net Assets Consist of:
Capital stock, at par*	$320,652		$149,823
Additional paid-in capital	6,003,020,220		2,944,843,006
Undistributed net investment income	114,592,680		55,970,597
Accumulated net realized gain on investment and foreign currency transactions	936,250,111		432,338,901
Unrealized appreciation/(depreciation) of:
Investments and futures transactions	2,450,679,411		967,056,222
Foreign currency denominated assets and liabilities	389,495		37,902

	$9,505,252,569		$4,400,396,451

(a)	Includes securities on loan with a value of $260,552,140.

(b)	Cost: $52,221,206 and $18,197,553, respectively. (Note 1)

(c)	Amounts equivalent to U.S. $2,342,228 and $1,215,323, respectively, have been segregated to collateralize margin requirements for the open futures contracts at September 30, 2007.

*	The Sanford C. Bernstein Fund, Inc., has authorized 8.4 billion shares of common stock with par value of $.001 per share.

See notes to financial statements.

26	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Statements of Assets & Liabilities

	Tax-Managed International Portfolio	International Portfolio
Calculation Of Maximum Offering Price
Tax-Managed International Class Shares
Net Assets	$9,492,507,638
Shares of capital stock outstanding	320,215,614

Net asset value, offering and redemption price per share	$29.64

International Class Shares
Net Assets		$4,315,454,356
Shares of capital stock outstanding		146,894,458

Net asset value, offering and redemption price per share		$29.38

Class A Shares
Net Assets	$7,324,909	$49,744,753
Shares of capital stock outstanding	248,700	1,705,567

Net asset value and redemption price per share	$29.45	$29.17
Sales charge—4.25% of public offering price	1.31	1.29

Maximum offering price	$30.76	$30.46

Class B Shares
Net Assets	$646,910	$5,830,579
Shares of capital stock outstanding	22,372	202,633

Net asset value and offering price per share	$28.92	$28.77

Class C Shares
Net Assets	$4,773,112	$29,366,763
Shares of capital stock outstanding	165,167	1,020,025

Net asset value and offering price per share	$28.90	$28.79

See notes to financial statements.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	27

Statements of Assets & Liabilities

STATEMENTS OF OPERATIONS

Year Ended September 30, 2007

	Tax-Managed International Portfolio	International Portfolio
Investment Income
Income:
Interest	$5,383,545	$5,902,009
Dividends (net of foreign withholding taxes of $21,923,311, $10,328,396 and $7,430,599, respectively)	234,732,844	107,695,659

Total income	240,116,389	113,597,668

Expenses
Management fee (see Note 2A)	69,524,096	34,425,664
Shareholder servicing fee	21,428,663	9,731,511
Custodian fee	3,459,096	1,748,570
Transfer Agent Fee—Non-Retail Class	350,108	236,894
Transfer Agent Fee—Class A	9,418	46,644
Transfer Agent Fee—Class B	1,356	6,378
Transfer Agent Fee—Class C	7,732	25,758
Distribution fees—Class A	14,596	122,777
Distribution fees—Class B	6,127	55,622
Distribution fees—Class C	36,867	227,505
Registration fees	277,756	167,756
Auditing and tax fees	217,443	114,694
Directors’ fees and expenses	216,278	96,121
Legal fees	178,443	84,591
Printing fees	81,811	87,819
Miscellaneous	272,777	131,736

Total expenses	96,082,567	47,310,040
Less: expenses waived by the Transfer Agent	(14,781)	– 0 –
Less: expenses offset arrangement	(269)	(3,263)

Net expenses	96,067,517	47,306,777

Net investment income	144,048,872	66,290,891

Realized and Unrealized Gain (loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	952,739,250	494,941,864
Futures transactions	1,032,978	1,091,496
Foreign currency transactions	3,004,273	(498,250)

Net realized gain (loss) on investment and foreign currency transactions	956,776,501	495,535,110

Net increase (decrease) in unrealized appreciation/(depreciation) of:
Investments, futures and swaps	735,617,034	294,761,237
Foreign currency denominated assets and liabilities	656,903	260,902

Net increase (decrease) in unrealized appreciation/(depreciation) of investments and foreign currency denominated assets and liabilities	736,273,937	295,022,139

Net realized and unrealized gain (loss) on investment and foreign currency transactions	1,693,050,438	790,557,249

Contribution from Adviser (see Note 2A)	445	237,063

Net increase in net assets resulting from operations	$1,837,099,755	$857,085,203

See notes to financial statements.

28	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Statements of Operations

STATEMENTS OF CHANGES IN NET ASSETS

	Tax-Managed International Portfolio
	Year Ended 9/30/07	Year Ended 9/30/06
Increase (decrease) In Net Assets From Operations:
Net investment income	$144,048,872	$105,751,891
Net realized gain on investment and foreign currency transactions	956,776,501	871,099,406
Increase in unrealized appreciation/ (depreciation) of investments and foreign currency denominated assets and liabilities	736,273,937	152,054,663
Contribution from Adviser	445	14,427

Net increase in net assets resulting from operations	1,837,099,755	1,128,920,387

Dividends and distributions to shareholders:
Dividends from net investment income
Tax-Managed International Class Shares	(134,069,445)	(76,796,506)
Class A	(55,675)	(36,350)
Class B	(8,042)	(1,290)
Class C	(40,057)	(4,890)
Distributions from net realized gain on investment transactions
Tax-Managed International Class Shares	(872,942,823)	(352,717,365)
Class A	(408,843)	(170,785)
Class B	(66,630)	(10,684)
Class C	(331,886)	(40,504)

Total dividends and distributions to shareholders	(1,007,923,401)	(429,778,374)

Capital-share transactions
Net proceeds from sales of shares	1,382,327,603	1,289,333,786
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	855,062,898	368,726,715

Total proceeds from shares sold	2,237,390,501	1,658,060,501
Cost of shares redeemed	(1,080,537,345)	(920,026,694)

Increase in net assets from capital-share transactions	1,156,853,156	738,033,807

Net increase in net assets	1,986,029,510	1,437,175,820
Net Assets:
Beginning of period	7,519,223,059	6,082,047,239

End of period(a)	$9,505,252,569	$7,519,223,059

(a) Includes undistributed net investment income of:	$114,592,680	$96,491,963

See notes to financial statements.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	29

Statements of Changes in Net Assets

STATEMENTS OF CHANGES IN NET ASSETS

	International Portfolio
	Year Ended 9/30/07	Year Ended 9/30/06
Increase (decrease) In Net Assets From Operations:
Net investment income	$66,290,891	$48,967,143
Net realized gain on investment and foreign currency transactions	495,535,110	436,323,919
Increase in unrealized appreciation/ (depreciation) of investments and foreign currency denominated assets and liabilities	295,022,139	39,082,980
Contribution from Adviser	237,063	– 0 –

Net increase in net assets resulting from operations	857,085,203	524,374,042

Dividends and distributions to shareholders:
Dividends from net investment income
International Class Shares	(66,986,211)	(37,095,388)
Class A	(603,506)	(355,394)
Class B	(64,870)	(13,731)
Class C	(227,993)	(43,454)
Distributions from net realized gain on investment transactions
International Class Shares	(420,459,577)	– 0 –
Class A	(4,351,707)	– 0 –
Class B	(626,831)	– 0 –
Class C	(2,203,054)	– 0 –

Total dividends and distributions to shareholders	(495,523,749)	(37,507,967)

Capital-share transactions:
Net proceeds from sales of shares	682,895,660	647,251,269
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	492,634,247	36,476,197

Total proceeds from shares sold	1,175,529,907	683,727,466
Cost of shares redeemed	(589,899,670)	(544,993,852)

Increase in net assets from capital-share transactions	585,630,237	138,733,614

Net increase in net assets	947,191,691	625,599,689
Net Assets:
Beginning of period	3,453,204,760	2,827,605,071

End of period(a)	$4,400,396,451	$3,453,204,760

(a) Includes undistributed net investment income of:	$55,970,597	$43,277,752

See notes to financial statements.

30	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Statements of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

September 30, 2007

NOTE 1.

Organization and Significant Accounting Policies

The shares of AllianceBernstein Tax-Managed International Portfolio and International Portfolio are offered through the Tax-Managed International Portfolio and International Portfolio (the “Portfolios”), respectively, of the Sanford C. Bernstein Fund, Inc. (the “Fund”). The Fund is a managed open-end registered investment company incorporated in Maryland on May 4, 1988. The Fund is currently comprised of 12 series each with its own investment objectives. The Tax-Managed International and International Portfolios commenced offering of Class A, B and C shares on January 30, 2004 in addition to the existing Tax-Managed International and International Class shares, respectively. Collectively, the Class A, B and C shares are referred to as the “AllianceBernstein International Retail Class shares”. These financial statements include only the retail classes of the Tax-Managed International and International Portfolios. The financial highlights of the Tax-Managed International and International Class shares are presented in a separate financial report. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A. Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange or on a foreign securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	31

Notes to Financial Statements

over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B. Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 12:00 p.m., Eastern time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

32	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of equity securities sold during the year.

The Portfolios invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

C. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis, and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

D. Futures Contracts

Upon entering into a futures contract, a Portfolio is required to deposit cash or to pledge securities and maintain as collateral an initial margin with the broker equal to a certain percentage of the purchase price indicated in the futures contract. Subsequent payments, which are dependent on the daily fluctuations in the market value of the underlying index or security, are made or received by the Portfolio each day (daily variation margin) or at other intervals as is required. The aggregate of these payments or receipts through the expiration of the futures contract is recorded for book purposes as unrealized gains or losses by the Portfolio. If the Portfolio enters into a closing transaction, it will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract at the time it was opened or purchased and its value at the time it was closed.

E. Taxes

Each of the Portfolios is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains, and net unrealized appreciation/depreciation as such income and/or gains are earned.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	33

Notes to Financial Statements

F. Repurchase Agreements

Each Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that their custodian receive delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

G. Distribution of Income and Gains

Dividends from net investment income and distributions of net realized gains, less any available loss carryforwards, if any, will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying financial statements. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

H. Class Allocation

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their relative net assets.

I. Securities Lending

Each of the Portfolios may enter into securities lending transactions. By lending its portfolio securities, a Portfolio attempts to increase its income through the interest earned on the loan. It is the policy of each Portfolio to receive collateral consisting of cash or U.S. government securities in an amount at least equal to the value of the securities loaned. The securities lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Under the terms of the securities lending agreement, security voting rights pass to the borrower, although the Fund can at will terminate a loan and regain the right to vote. Collateral received and securities loaned are marked to market daily to ensure that collateral levels are maintained. Cash collateral received is invested by the securities lending agent in liquid short-term investments such as repurchase agreements and overnight time deposits pursuant to investment guidelines set

34	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

forth by the Fund. Cash collateral received is recorded as an asset as well as a corresponding liability in the statements of assets and liabilities. At September 30, 2007, the International Portfolio had securities on loan with a value of $260,552,140 and had received collateral of $273,811,000, of which $273,811,000 was cash collateral and $0 was collateral in the form of U.S. government securities. The International Portfolio earned $3,197,263 from securities lending transactions for the year ended September 30, 2007. The amount is reflected in the statement of operations as a component of interest income.

NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board of Directors.

Each of the Portfolios pays the Adviser an investment management fee at an annual rate of up to .925% of the first $1 billion, .85% of the next $3 billion, .80% of the next $2 billion, .75% of the next $2 billion and .65% in excess of $8 billion of the average daily net assets of the Portfolios. See Note 10—Subsequent Events.

During the year ended September 30, 2007, the Adviser reimbursed the Tax-Managed International Portfolio and the International Portfolio $445 and $237,063, respectively for trading losses incurred due to trade entry errors.

B. Transfer Agency Agreement; Shareholder Servicing Fee

Under a Transfer Agency Agreement between the Fund, on behalf of the Retail Classes, and AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.) (“ABIS”), the Retail Classes compensate ABIS, a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended September 30, 2007, the compensation retained by ABIS amounted to $3,219 and $33,671 for the Tax-Managed International and International Portfolios, respectively. During the period, ABIS voluntarily agreed to waive a portion of its fees for such services for the Tax-Managed International Portfolio. Such waiver amounted to $14,781 for the year ended September 30, 2007.

For the year ended September 30, 2007, the expenses for the Retail Classes of Tax-Managed International Portfolio and the International Portfolio, were reduced under an expense offset arrangement with ABIS by $269 and $3,263, respectively.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	35

Notes to Financial Statements

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to individual shareholders of the Portfolios (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. This agreement applies only to the Tax-Managed International and International Class shares of the Portfolios. Under the agreement, the fee paid by the Tax-Managed International and International Class shares to the Adviser for services under this agreement is an annual rate of .25 of 1% of the average daily net assets of each Portfolio during the month.

C. Distribution Arrangements—Tax-Managed International and International Class Shares

Under the Distribution Agreement between the Fund, on behalf of the Tax-Managed International and International Class shares of each Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell Tax-Managed International and International Class shares of the Portfolios. This agreement does not apply to the AllianceBernstein International Retail Class shares of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly-owned subsidiary of the Adviser.

D. Distribution Arrangements—AllianceBernstein International Retail Classes

The AllianceBernstein International Retail Class shares of the Portfolios have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each such class pays distribution services fees to AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.), (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .30 of 1% of the Class A shares and 1% of the Class B and Class C shares of the respective average daily net assets attributable to the Retail Classes. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

	Class B	Class C
Tax-Managed International	$203,843	$932,697
International	227,104	1,032,530

36	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

While such cost may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s Class A, B and C shares.

E. Other Transactions with Affiliates

Class A shares of the Portfolios are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase.

The Distributor has advised the Fund that it has retained front-end sales charges from sales of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for the year ended September 30, 2007 as follows:

	Front-End Sales Charges Class A	Contingent Deferred Sales Charges
		Class A	Class B	Class C
Tax-Managed International	$1,978	$–0–	$1,832	$739
International	8,790	314	8,687	4,004

For the year ended September 30, 2007, the Tax-Managed International and the International Portfolios paid brokerage commissions to Sanford C. Bernstein & Co., LLC, in the amounts of $0 and $0, respectively. The Tax-Managed International Portfolio and the International Portfolio paid commissions to Sanford C. Bernstein & Co., Ltd., in the amount of $158,225 and 4,908.

NOTE 3.

Investment Security Transactions

Purchases and Sales

For the period from October 1, 2006 through September 30, 2007, the Portfolios had purchase and sale transactions, excluding repurchase transactions and transactions in short-term instruments, as follows:

	Purchases Excluding U.S. Government Securities	Purchases of U.S. Government Securities	Sales Excluding U.S. Government Securities	Sales of U.S. Government Securities
Tax-Managed International	$5,163,672,594	$–0–	$4,790,911,625	$–0–
International	2,503,064,500	–0–	2,286,823,202	–0–

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	37

Notes to Financial Statements

NOTE 4.

Risks Involved in Investing in the Portfolios

Foreign Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability. Economic, political and social instability could disrupt financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets. In addition, national policies may restrict investment opportunities.

In foreign markets there may be a lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. Furthermore, since the composition of each Portfolio will differ from that of market indexes, its performance generally will not mirror the returns provided by a specific market index.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote.

NOTE 5.

Risks Involved in Futures and Foreign Currency Exchange Contracts

Portfolios may purchase or sell financial futures contracts for the purpose of hedging their portfolios against adverse effects of anticipated movements in the market. Financial futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index or the market value in U.S. dollars of a foreign currency. The contract amounts reflect the extent of each Portfolio’s involvement in these financial instruments. To the extent that the Portfolios enter into short futures, losses may be unlimited. A Portfolio’s participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Portfolios’ activities in futures contracts are conducted through regulated exchanges that do not result in counterparty credit risks.

The Portfolios may enter into forward currency exchange contracts in order to hedge exposure to changes in foreign currency exchange rates on foreign portfolio holdings. Foreign currency exchange contracts involve elements of market risk in excess of the amount reflected in the statements of assets and liabilities. A Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the foreign currency contract. In addition, a Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

38	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

NOTE 6.

Capital-Share Transactions

As of September 30, 2007, the Fund has authorized 8.4 billion shares of common stock, par value $0.001 per share, of which 8.1 billion are divided into 12 Portfolios. It has allocated 1.2 billion to the Tax-Managed International Portfolio, of which 600 million is allocated to the Tax-Managed International Class Shares and 200 million each to Class A, Class B and Class C shares. The Fund has also allocated 1.4 billion to the International Portfolio, of which 600 million is allocated to the International Class Shares, 200 million each to Class A, Class B and Class C shares and 200 million to the retirement class of shares (which is not currently being offered). Share transactions for the Portfolios for the year ended September 30, 2007 and for the year ended September 30, 2006, were as follows:

	TAX-MANAGED INTERNATIONAL PORTFOLIO

	Shares		Amount
	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/07	Year Ended 9/30/06

Tax-Managed International Class Share
Shares sold	50,053,228	49,971,427	$1,375,691,909	$1,285,372,280

Shares issued to shareholders on reinvestment of dividends and distributions	32,867,600	15,633,533	854,229,426	368,482,333

Shares redeemed	(38,916,688)	(35,320,166)	(1,078,509,208)	(918,141,127)

Net increase	44,004,140	30,284,794	1,151,412,127	735,713,486

Beginning of period	276,211,474	245,926,680	4,841,022,181	4,105,308,695

End of period	320,215,614	276,211,474	$5,992,434,308	$4,841,022,181

Tax-Managed International Class A Shares
Shares sold	149,877	67,729	$4,168,641	$1,746,850

Shares issued to shareholders on reinvestment of dividends and distributions	17,282	8,763	446,560	205,596

Shares converted from Class B	1,581	–0–	44,840	–0–

Shares redeemed	(43,654)	(61,640)	(1,186,181)	(1,659,478)

Net increase	125,086	14,852	3,473,860	292,968

Beginning of period	123,614	108,762	2,680,437	2,387,469

End of period	248,700	123,614	$6,154,297	$2,680,437

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	39

Notes to Financial Statements

	TAX-MANAGED INTERNATIONAL PORTFOLIO
	Shares		Amount
	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/07	Year Ended 9/30/06

Tax-Managed International Class B Shares
Shares sold	8,600	16,855	$233,299	$427,849

Shares issued to shareholders on reinvestment of dividends and distributions	2,079	299	53,078	6,962

Shares converted to Class A	(1,606)	– 0 –	(44,840)	– 0 –

Shares redeemed	(8,141)	(3,067)	(216,413)	(81,012)

Net increase	932	14,087	25,124	353,799

Beginning of period	21,440	7,353	510,049	156,250

End of period	22,372	21,440	$535,173	$510,049

Tax-Managed International Class C Shares
Shares sold	80,287	69,143	$2,188,914	$1,786,807

Shares issued to shareholders on reinvestment of dividends and distributions	13,087	1,365	333,834	31,824

Shares redeemed	(21,040)	(5,494)	(580,703)	(145,077)

Net increase	72,334	65,014	1,942,045	1,673,554

Beginning of period	92,833	27,819	2,275,049	601,495

End of period	165,167	92,833	$4,217,094	$2,275,049

40	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

	INTERNATIONAL PORTFOLIO

	Shares		Amount
	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/07	Year Ended 9/30/06

International Class Share
Shares sold	23,779,209	24,380,757	$650,524,360	$617,345,445

Shares issued to shareholders on reinvestment of dividends and distributions	18,910,840	1,540,773	485,062,963	36,285,157

Shares redeemed	(20,862,748)	(20,563,122)	(573,189,338)	(521,604,982)

Net increase	21,827,301	5,358,408	562,397,985	132,025,620

Beginning of period	125,067,157	119,708,749	2,316,081,191	2,184,055,571

End of period	146,894,458	125,067,157	$2,878,479,176	$2,316,081,191

International Class A Shares
Shares sold	637,589	711,925	$17,359,414	$18,171,222

Shares issued to shareholders on reinvestment of dividends and distributions	180,038	7,075	4,592,765	166,052

Shares converted from Class B	32,631	4,681	890,529	122,065

Shares redeemed	(426,027)	(665,521)	(11,565,679)	(16,666,555)

Net increase	424,231	58,160	11,277,029	1,792,784

Beginning of period	1,281,336	1,223,176	26,936,404	25,143,620

End of period	1,705,567	1,281,336	$38,213,433	$26,936,404

International Class B Shares
Shares sold	72,041	93,074	$1,940,158	$2,348,361

Shares issued to shareholders on reinvestment of dividends and distributions	25,688	441	650,164	10,303

Shares converted to Class A	(33,001)	(4,714)	(890,529)	(122,065)

Shares redeemed	(36,430)	(31,328)	(972,085)	(788,824)

Net increase	28,298	57,473	727,708	1,447,775

Beginning of period	174,335	116,862	3,743,612	2,295,837

End of period	202,633	174,335	$4,471,320	$3,743,612

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	41

Notes to Financial Statements

	INTERNATIONAL PORTFOLIO
	Shares		Amount
	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/07	Year Ended 9/30/06

International Class C Shares
Shares sold	452,741	364,754	$12,181,199	$9,264,176

Shares issued to shareholders on reinvestment of dividends and distributions	91,958	628	2,328,355	14,685

Shares redeemed	(122,248)	(240,147)	(3,282,039)	(5,811,426)

Net increase	422,451	125,235	11,227,515	3,467,435

Beginning of period	597,574	472,339	12,546,839	9,079,404

End of period	1,020,025	597,574	$23,774,354	$12,546,839

NOTE 7.

Distributions to Shareholders

The tax character of the distributions paid during the fiscal years ended September 30, 2007 and September 30, 2005, were as follows:

Tax-Managed International	2007	2006
Distributions paid from:
Ordinary income	$143,559,477	$108,857,259
Net long-term capital gains	864,363,924	320,921,115

Total distributions paid	$1,007,923,401	$429,778,374

International	2007	2006
Distributions paid from:
Ordinary income	$67,882,580	$37,507,967
Net long-term capital gains	427,641,169	–0–

Total distributions paid	$495,523,749	$37,507,967

As of September 30, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Ordinary Income	Long-Term Capital Gain	Accumulated Capital and Other Gains (Losses)(a)	Unrealized Appreciation(b)	Total Accumulated Earnings(c)
Tax-Managed International	$135,672,658	$953,494,425	$–0–	$2,412,744,614	$3,501,911,697
International	64,412,819	429,043,061	–0–	962,760,678	1,456,216,558

(a)	Net capital and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended September 30, 2007, the Tax-Managed International Portfolio and International Portfolio deferred to October 1, 2007 post-October currency losses of $0 and $812,936, respectively.

42	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and mark to market on passive foreign investment companies.

(c)	The difference between book-basis and tax-basis components of accumulated earnings (deficit) is attributable primarily to post-October loss deferrals.

NOTE 8.

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the “Mutual Fund MDL”). On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding (“MOU”) containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	43

Notes to Financial Statements

approval at a later date. The settlement amount ($30 million) which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE 9.

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

44	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

NOTE 10.

Subsequent Events

On October 25, 2007, the Board of Directors of the Fund approved an amended Investment Management Agreement for an additional annual term, which revised the fees payable by the Fund to the Adviser, on behalf of the Tax-Managed International Portfolio as set forth below:

	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
PORTFOLIO	FIRST $1 BILLION	NEXT $3 BILLION	NEXT $ 2 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
Tax-Managed International	0.925%	0.85%	0.80%	0.75%	0.65%	0.60%

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	45

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Tax-Managed International Portfolio
	Class A
	Year Ended September 30,				January 30, 2004(a) to September 30, 2004
	2007	2006		2005

Net asset value, beginning of period	$27.03	$24.61		$20.38	$19.74

Income From Investment Operations
Investment income, net(b)(c)	.47	.40		.27	.09
Net realized and unrealized gain on investment and foreign currency transactions	5.55	3.76		4.40	.55
Contribution from Adviser	.00 (d)	.00	(d)	–0–	–0–

Total from investment operations	6.02	4.16		4.67	.64

Less: Dividends and Distributions
Dividends from taxable net investment income	(.43)	(.31)		(.16)	–0–
Distributions from net realized gain on investment transactions	(3.17)	(1.43)		(.28)	–0–

Total dividends and distributions	(3.60)	(1.74)		(.44)	–0–

Net asset value, end of period	$29.45	$27.03		$24.61	$20.38

Total return(e)	24.11%	17.97%		23.24%	3.24%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$7,325	$3,341		$2,677	$133
Average net assets (000 omitted)	$4,865	$3,647		$1,136	$65
Ratio of expenses to average net assets, net of waiver	1.28%	1.36	%(f)	1.57%	1.59	%*
Ratio of expenses to average net assets, before waiver	1.44%	1.66	%(f)	2.61%	11.01	%*
Ratio of net investment income to average net assets(b)	1.69%	1.52	%(f)	1.22%	.77	%*
Portfolio turnover rate	52%	67%		53%	71%

See footnote summary on page 51.

46	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Tax-Managed International Portfolio
	Class B
	Year Ended September 30,				January 30, 2004(a) to September 30, 2004
	2007	2006		2005

Net asset value, beginning of period	$26.73	$24.39		$20.29	$19.74

Income From Investment Operations
Investment income, net(b)(c)	.23	.25		.12	.02
Net realized and unrealized gain on investment and foreign currency transactions	5.51	3.69		4.36	.53
Contribution from Adviser	.00 (d)	.00	(d)	–0–	–0–

Total from investment operations	5.74	3.94		4.48	.55

Less: Dividends and Distributions
Dividends from taxable net investment income	(.38)	(.17)		(.10)	–0–
Distributions from net realized gain on investment transactions	(3.17)	(1.43)		(.28)	–0–

Total dividends and distributions	(3.55)	(1.60)		(.38)	–0–

Net asset value, end of period	$28.92	$26.73		$24.39	$20.29

Total return(e)	23.23%	17.14%		22.37%	2.79%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$647	$573		$179	$55
Average net assets (000 omitted)	$613	$372		$128	$29
Ratio of expenses to average net assets, net of waiver	2.00%	2.07	%(f)	2.27%	2.26	%*
Ratio of expenses to average net assets, before waiver	2.16%	2.37	%(f)	3.31%	11.67	%*
Ratio of net investment income to average net assets(b)	.84%	.95	%(f)	.52%	.21	%*
Portfolio turnover rate	52%	67%		53%	71%

See footnote summary on page 51.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	47

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Tax-Managed International Portfolio
	Class C
	Year Ended September 30,				January 30, 2004(a) to September 30, 2004
	2007	2006		2005

Net asset value, beginning of period	$26.71	$24.37		$20.28	$19.74

Income From Investment Operations
Investment income, net(b)(c)	.26	.20		.10	.01
Net realized and unrealized gain on investment and foreign currency transactions	5.48	3.74		4.37	.53
Contribution from Adviser	.00 (d)	.00	(d)	– 0 –	– 0 –

Total from investment operations	5.74	3.94		4.47	.54

Less: Dividends and Distributions
Dividends from taxable net investment income	(.38)	(.17)		(.10)	– 0 –
Distributions from net realized gain on investment transactions	(3.17)	(1.43)		(.28)	– 0 –

Total dividends and distributions	(3.55)	(1.60)		(.38)	– 0 –

Net asset value, end of period	$28.90	$26.71		$24.37	$20.28

Total return(e)	23.24%	17.16%		22.33%	2.74%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$4,773	$2,480		$678	$166
Average net assets (000 omitted)	$3,687	$1,310		$446	$96
Ratio of expenses to average net assets, net of waiver	1.99%	2.07	%(f)	2.27%	2.29	%*
Ratio of expenses to average net assets, before waiver	2.15%	2.37	%(f)	3.31%	11.70	%*
Ratio of net investment income to average net assets(b)	.95%	.82	%(f)	.46%	.09	%*
Portfolio turnover rate	52%	67%		53%	71%

See footnote summary on page 51.

48	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	International Portfolio
	Class A
	Year Ended September 30,					January 30, 2004(a) to September 30, 2004
	2007	2006		2005

Net asset value, beginning of period	$26.99	$23.18		$18.91		$18.21

Income From Investment Operations
Investment income, net(c)	.40	.30	(b)	.19	(b)	.10	(b)
Net realized and unrealized gain on investment and foreign currency transactions	5.60	3.80		4.23		.60
Contribution from Adviser	.00 (d)	–0–		–0–		–0–

Total from investment operations	6.00	4.10		4.42		.70

Less: Dividends and Distributions
Dividends from taxable net investment income	(.47)	(.29)		(.15)		–0–
Distributions from net realized gain on investment transactions	(3.35)	–0–		–0–		–0–

Total dividends and distributions	(3.82)	(.29)		(.15)		–0–

Net asset value, end of period	$29.17	$26.99		$23.18		$18.91

Total return(e)	24.25%	17.89%		23.51%		3.84%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$49,745	$34,589		$28,354		$3,123
Average net assets (000 omitted)	$40,926	$30,416		$11,570		$1,711
Ratio of expenses to average net assets, net of waiver	1.42%	1.53	%(f)	1.62%		1.65	%*
Ratio of expenses to average net assets, before waiver	1.42%	1.53	%(f)	1.64%		1.93	%*
Ratio of net investment income (loss) to average net assets	1.47%	1.18	%(b)(f)	.95	%(b)	.89	%*(b)
Portfolio turnover rate	59%	73%		61%		92%

See footnote summary on page 51.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	49

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	International Portfolio
	Class B
	Year Ended September 30,					January 30, 2004(a) to September 30, 2004
	2007	2006		2005

Net asset value, beginning of period	$26.74	$22.94		$18.81		$18.21

Income From Investment Operations
Investment income, net(c)	.21	.16	(b)	.09	(b)	.03	(b)
Net realized and unrealized gain on investment and foreign currency transactions	5.52	3.75		4.15		.57
Contribution from Adviser	.00 (d)	–0–		–0–		–0–

Total from investment operations	5.73	3.91		4.24		.60

Less: Dividends and Distributions
Dividends from taxable net investment income	(.35)	(.11)		(.11)		–0–
Distributions from net realized gain on investment transactions	(3.35)	–0–		–0–		–0–

Total dividends and distributions	(3.70)	(.11)		(.11)		–0–

Net asset value, end of period	$28.77	$26.74		$22.94		$18.81

Total return(e)	23.32%	17.11%		22.64%		3.30%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$5,831	$4,662		$2,681		$909
Average net assets (000 omitted)	$5,562	$3,686		$1,918		$528
Ratio of expenses to average net assets, net of waiver	2.12%	2.24	%(f)	2.31%		2.35	%*
Ratio of expenses to average net assets, before waiver	2.12%	2.24	%(f)	2.33%		2.64	%*
Ratio of net investment income to average net assets	.76%	.62	%(b)(f)	.42	%(b)	.30	%*(b)
Portfolio turnover rate	59%	73%		61%		92%

See footnote summary on page 51.

50	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	International Portfolio
	Class C
	Year Ended September 30,					January 30, 2004(a) to September 30, 2004
	2007	2006		2005

Net asset value, beginning of period	$26.75	$22.95		$18.82		$18.21

Income From Investment Operations
Investment income, net(c)	.24	.14	(b)	.08	(b)	.02	(b)
Net realized and unrealized gain on investment and foreign currency transactions	5.50	3.77		4.16		.59
Contribution from Adviser	.00 (d)	–0–		–0–		–0–

Total from investment operations	5.74	3.91		4.24		.61

Less: Dividends and Distributions
Dividends from taxable net investment income	(.35)	(.11)		(.11)		–0–
Distributions from net realized gain on investment transactions	(3.35)	–0–		–0–		–0–

Total dividends and distributions	(3.70)	(.11)		(.11)		–0–

Net asset value, end of period	$28.79	$26.75		$22.95		$18.82

Total return(e)	23.35%	17.10%		22.63%		3.35%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$29,367	$15,985		$10,840		$4,660
Average net assets (000 omitted)	$22,751	$12,210		$9,218		$2,586
Ratio of expenses to average net assets, net of waiver	2.12%	2.24	%(f)	2.31%		2.35	%*
Ratio of expenses to average net assets, before waiver	2.12%	2.24	%(f)	2.33%		2.63	%*
Ratio of net investment income to average net assets	.90%	.58	%(b)(f)	.38	%(b)	.18	%*(b)
Portfolio turnover rate	59%	73%		61%		92%

*	Annualized.

(a) Commencement of distribution.

(b)	Net of expenses waived by the Transfer Agent.
(c)	Based on average shares outstanding.

(d)	Amount is less than $.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	The ratio includes expenses attributable to costs of proxy solicitation.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	51

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and AllianceBernstein International Retail Class Shareholders of Sanford C. Bernstein Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Tax-Managed International Portfolio and International Portfolio (two of the twelve portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter referred to as the “Fund”) at September 30, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for the International Retail Class shares for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 28, 2007

52	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Report of Independent Registered Public Accounting Firm

BOARD OF DIRECTORS

Rosalie Wolf(1), Chairman

Marilyn G. Fedak, President

Irwin Engelman(1)(2)

Bart Friedman(1)(3)

William Kristol(1)(3)

Donald K. Peterson(1)(3)

Thomas B. Stiles, II(1)(3)

OFFICERS

Philip L. Kirstein, Senior Vice President & Independent Compliance Officer

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Emilie D. Wrapp, Secretary

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Distributor†

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent†

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Ave. New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

(1)	Member of the Audit Committee and the Independent Directors Committee.
(2)	Member of the Fair Value Pricing Committee.
(3)	Member of the Governance, Nominating and Compensation Committee.
†	For the AllianceBernstein International and AllianceBernstein Tax-Managed International Portfolios, Class A, B and C shares only.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	53

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS, AGE (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
INTERESTED DIRECTOR
Marilyn G. Fedak,** 1345 Avenue of the Americas New York, NY 10105 60 (2006)	Executive Vice President of the Adviser, with which she has been associated since prior to 2002. She is the Head of Bernstein Global Value Equities and Co-Chief Investment Officer of U.S. Large Cap Value Equities.	12	None

DISINTERESTED DIRECTORS***
Rosalie J. Wolf, # 66 (2000) Chairman of the Board	Managing Partner, Botanica Capital Partners LLC, and a member of the Investment Committee of the Board at the David and Lucile Packard Foundation. Formerly, she was a Managing Director at Offit Hall Capital Management LLC from January 2001 through 2003. From 1994-2000 she was Treasurer and Chief Investment Officer, The Rockefeller Foundation. Earlier she held financial executive positions with International Paper Company, Bankers Trust, and Mobil Oil Corporation.	12	TIAA-CREFF; North European Oil Royalty Trust

Irwin Engelman, # ^ 73 (2000)	Business Consultant. Formerly, he was Executive Vice President and Chief Financial Officer of Youth Stream Media Networks; Vice Chairman and Chief Administrative Officer of Revlon, Inc. and Executive Vice President and Chief Financial Officer of MacAndrews & Forbes Holdings Inc. since prior to 2002.	12	WellGen Inc.; eMagin Corporation; New Plan Excel Realty Trust.

Bart Friedman # + 62 (2005)	Senior Partner at Cahill Gordon & Reindel LLP (law firm) since prior to 2002.	12	The Brookings Institution; Lincoln Center for the Performing Arts; The Mountain School of Milton Academy; Allied World Assurance Holdings

54	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Management of the Fund

NAME, ADDRESS, AGE (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
William Kristol, # + 54 (1994)	Editor, The Weekly Standard since prior to 2002.	12	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Shalem Foundation

Donald K. Peterson, # + 58 (2007)	Formerly, Chairman & Chief Executive Officer, Avaya Inc. (January 2002-September 2006); President and Chief Executive Officer, Avaya Inc. (October 2000-December 2001); Chief Financial Officer, Lucent Technologies (1996-February 2000); President, Enterprise Systems Group (February 2000-September 2000); Chief Financial Officer, AT&T, Communications Services Group (1995-1996); President, Nortel Communications Systems, Inc. (1994-1995). Prior thereto he was at Nortel from (1976-1995).	12	Amos Tuck School of Business Administration; Teachers Insurance & Annuity Association of America; Committee for Economic Development

Thomas B. Stiles, II, # + 67 (2003)	President – Cedar Lawn Corporation (cemetery). Formerly, Managing Director, Senior Portfolio Manager and Director of Investment Strategy of Smith Barney Asset Management from 1997 until his retirement in 1999. Prior thereto, Chairman and Chief Executive Officer of Greenwich Street Advisors from 1988-1997 and Executive Vice President and Director of E.F. Hutton Group from 1982-1987.	12	Cedar Lawn Corporation

*	There is no stated term of office for the Directors.

**	Ms. Fedak is an “interested person”, as defined in the 1940 Act, due to her affiliation with AllianceBernstein.

***	The address for each of the Fund’s Disinterested Directors is c/o Philip L. Kirstein, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

#	Member of the Audit Committee and the Independent Directors Committee.

^	Member of the Fair Value Pricing Committee.

+	Member of the Governance, Nominating and Compensation Committee.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	55

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Marilyn G. Fedak 60	President	See biography above.

Philip L. Kirstein, 62	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds with which he has been associated since October 2004. Prior thereto he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to 2001 until March 2003.

Emilie D. Wrapp, 52	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)**, with which she has been associated since prior to 2002.

Joseph J. Mantineo 48	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2002.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618 for a free prospectus or SAI.

56	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDERS REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Portfolios:2

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

This is a summary of the evaluation prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

1	It should be noted that the Senior Officer’s evaluation was completed on October 17, 2007.

2	Future references to the various Portfolios do not include “Sanford C. Bernstein.” It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Advisor Class shares of the Portfolios unless otherwise indicated.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	57

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fees set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement:

Portfolio	Advisory Fee Based on % of Average Daily Net Assets[3]
Tax-Managed International Portfolio	First $1 billion	0.925%
International Portfolio	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	Excess of $8 billion	0.650%
Emerging Markets Portfolio	First $1 billion	1.175%
	Next $1 billion	1.050%
	Next $1 billion	1.000%
	Excess of $3 billion	0.900%
U.S. Government Short Duration Portfolio	First $250 million	0.500%
Short Duration Plus Portfolio	Next $500 million	0.450%
	Excess of $750 million	0.400%
Short Duration California Municipal Portfolio	First $750 million	0.450%
Short Duration Diversified Municipal Portfolio	Excess of $750 million	0.400%
Short Duration New York Municipal Portfolio
Intermediate Duration Portfolio	First $1 billion	0.500%
California Municipal Portfolio	Next $2 billion	0.450%
Diversified Municipal Portfolio	Next $2 billion	0.400%
New York Municipal Portfolio	Excess of $5 billion	0.350%

The Portfolios’ net assets on September 30, 2007 are set forth below:

Portfolio	Net Assets ($MM)
Tax-Managed International Portfolio	$9,509.3
International Portfolio	$4,403.7
Emerging Markets Portfolio	$3,231.5
U.S. Government Short Duration Portfolio	$81.2
Short Duration Plus Portfolio	$407.0
Intermediate Duration Portfolio	$5,064.2
Short Duration California Municipal Portfolio	$80.6
Short Duration Diversified Municipal Portfolio	$251.5
Short Duration New York Municipal Portfolio	$111.6
California Municipal Portfolio	$1,427.6
Diversified Municipal Portfolio	$4,740.7
New York Municipal Portfolio	$1,787.6

3	The advisory fees of each Portfolio are based on the percentage of each Portfolio’s net assets, not a combination of any of the Portfolios shown.

58	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Set forth below are the Portfolios’ total expense ratios, annualized for the period from October 1, 2006 through June 30, 2007:

Portfolio	Total Expense Ratio		Fiscal Year End
Tax-Managed International Portfolio	Advisor	1.12%	September 30
	Class A	1.40%
	Class B	2.09%
	Class C	2.10%

International Portfolio	Advisor	1.18%	September 30
	Class A	1.46%
	Class B	2.16%
	Class C	2.17%

Emerging Markets Portfolio	Advisor	1.528%	September 30

U.S. Government Short Duration Portfolio	Advisor	0.77%	September 30

Short Duration Plus Portfolio	Advisor	0.65%	September 30
	Class A	0.98%
	Class B	1.68%
	Class C	1.69%

Intermediate Duration Portfolio	Advisor	0.58%	September 30
Short Duration California Municipal Portfolio[4]	Advisor	0.73%	September 30
Short Duration Diversified Municipal Portfolio[4]	Advisor	0.65%	September 30
Short Duration New York Municipal Portfolio[4]	Advisor	0.69%	September 30
California Municipal Portfolio	Advisor	0.62%	September 30
	Class A	0.92%
	Class B	1.62%
	Class C	1.62%

Diversified Municipal Portfolio	Advisor	0.58%	September 30
	Class A	0.87%
	Class B	1.57%
	Class C	1.57%

New York Municipal Portfolio	Advisor	0.61%	September 30
	Class A	0.90%
	Class B	1.60%
	Class C	1.60%

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to

4	The total expense ratios shown are for a period that includes one month of the higher fee schedule (October 2006) in effect for the Short Duration Municipal Portfolios. The total expense ratios of the Short Duration Municipal Portfolios would have been lower had the reduced advisory fee been in effect for the full period.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	59

such clients and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Servicing the Portfolios’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if a fund is in net redemption, and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and the legal and reputation risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Portfolios.5 In addition to the AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AllianceBernstein Institutional fee schedule been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2007 net assets.

5	The adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiable vary based upon each client relationship.

60	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Portfolio	Net Assets 09/30/07 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	$9,509.3	International Style Blend 80 bp on 1st $25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.403%	0.795%

International Portfolio	$4,403.7	International Style Blend 80 bp on 1st $25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.407%	0.862%

Emerging Markets Portfolio	$3,231.5	Emerging Markets Style Blend 100 bp on 1st $50 million 80 bp on the balance Minimum account size: $50m	0.803%	1.062%

U.S. Government Short Duration Portfolio[6]	$81.2	Low Duration 45 bp on 1st $30 million 18 bp on the balance Minimum account size: $25m	0.280%	0.500%

Short Duration Plus Portfolio	$407.0	Low Duration 45 bp on 1st $30 million 18 bp on the balance Minimum account size: $25m	0.200%	0.481%

Intermediate Duration Portfolio	$5,064.2	U.S. Core Plus 50 bp on 1st $30 million 20 bp on the balance Minimum account size: $25m	0.202%	0.439%

Short Duration California Municipal Portfolio	$80.6	Short Duration California Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.225%	0.450%

6	The Portfolio’s duration target of 1 to 3 years is similar to that of AllianceBernstein Institutional Low Duration, which targets a duration within 20% of the Merrill Lynch 1-3 Year Treasury Index. However, unlike AllianceBernstein Institutional Low Duration, the Portfolio has a relatively more restrictive investment strategy, which limits the Portfolio to invest primarily in U.S. Government and agency securities.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	61

Portfolio	Net Assets 09/30/07 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Short Duration Diversified Municipal Portfolio	$251.5	Short Duration Diversified Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $3m	0.178%	0.450%

Short Duration New York Municipal Portfolio	$111.6	Short Duration New York Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.213%	0.450%

California Municipal Portfolio	$1,427.6	Intermediate Duration California Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.194%	0.485%

Diversified Municipal Portfolio	$4,740.7	Intermediate Duration Diversified Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.189%	0.442%

New York Municipal Portfolio	$1,787.6	Intermediate Duration New York Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.193%	0.478%

The Adviser also manages the AllianceBernstein Mutual Funds (“ABMF”), which are investment companies. The advisory schedule of these funds, implemented in January 2004, as a result of the Assurance of Discontinuance between the NYAG and the Adviser, contemplates eight categories with almost all of the AllianceBernstein Mutual Funds in each category having the same fee

62	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

schedule. In addition to the fee schedules of certain of those categories applicable to the Portfolios, set forth below are what would have been the effective fees of the Portfolios had the fee schedules of the AllianceBernstein Mutual Funds been applied to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2007 net assets.

Portfolio	ABMF Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.653%	0.795%

International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.707%	0.862%

Emerging Markets Portfolio	Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.727%	1.062%

U.S. Government Short Duration Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.500%

Short Duration Plus Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.481%

Intermediate Duration Portfolio[7]	High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	0.474%	0.439%

Short Duration California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.485%

7	The Adviser also manages Sanford C. Bernstein Fund II—Intermediate Duration Institutional Portfolio (“SCB II”), an open-end mutual fund that has a somewhat similar investment style as the Portfolio. SCB II is charged by the Adviser an advisory fee rate 0.50% on the first $1 billion and 0.45% thereafter. SCB II has an expense cap of 0.45%, which effectively reduces the advisory fee. If the Portfolio, which has a total expense ratio of 0.59%, had an expense cap of 0.45%, the Adviser would retain 29.7 basis points of the advisory fee.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	63

Portfolio	ABMF Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.426%	0.442%

New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.478%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg funds that have a somewhat similar investment style as the Emerging Markets Portfolio:

Portfolio	Luxembourg Fund	Luxembourg Fee[8]
Emerging Markets Portfolio	Emerging Markets Value
	Class S (Institutional)	0.95%

	Emerging Markets Growth
	Class A	1.70%
	Class S (Institutional)	0.90%

The Alliance Capital Investment Trust Management mutual funds (“ACITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ACITM mutual funds that have a similar investment style as certain of the Portfolios are set forth below:

Portfolio	ACITM Mutual Fund	ACITM Fee[9]
Tax-Managed International Portfolio	Alliance International Blend [10]	0.30%[10]

International Portfolio	Alliance International Blend[10]	0.30%[11]

Emerging Markets Portfolio	AllianceBernstein Emerging Markets Growth[10]	0.80%
	Bernstein Emerging Markets Stock A/B	0.90%
	Bernstein Emerging Markets Stock F/FB10	0.80%

8	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.
9	The Japanese Yen-U.S. dollar currency exchange rate quoted at 4 p.m. on September 25, 2007 by Reuters was ¥114.73 per $1. At that currency exchange rate, every ¥1 billion would be equivalent to approximately $8.7 million.

10	This ACITM fund is privately placed or institutional.

11	The fund is offered to three institutional clients that are charged a separate fee for managing their assets in addition to the 0.30%.

64	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families that have a similar investment style as certain of the Portfolios. Set forth below are what would have been the effective advisory fees of the Portfolios had the fee schedule of the sub-advisory relationships been applicable to those Portfolios based on September 30, 2007 net assets and the Portfolios’ advisory fees:

Portfolio		Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	Client #1	0.60% on first $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% thereafter	0.437%	0.795%

Tax-Managed International Portfolio	Client #2	0.80% on first $25 million 0.65% on next $25 million 0.55% on next $50 million 0.45% on next $100 million 0.40% thereafter	0.403%	0.795%

International Portfolio	Client #3	0.60% on first $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% thereafter	0.479%	0.862%

	Client #4	0.80% on first $25 million 0.65% on next $25 million 0.55% on next $50 million 0.45% on next $100 million 0.40% thereafter	0.407%	0.862%

Emerging Markets Portfolio	Client #5	0.90% on first $65 million 0.75% thereafter	0.753%	1.062%

	Client #6	0.75% on first $50 million 0.55% on next $50 million 0.50% on next $300 million 0.45% thereafter	0.461%	1.062%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	65

companies for similar services by other investment advisers. Lipper’s analysis included each Portfolio’s ranking with respect to the contractual management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”) at the approximate current asset level of the subject Portfolio.12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes.13 An EG will typically consist of seven to twenty funds.

The original EGs of all of the Portfolios had an insufficient number of peers, in the view of the Senior Officer and the Adviser. Consequently, at the request of the Senior Officer and the Adviser, Lipper expanded all of the Portfolios’ EGs to include peers with a different load type,14 and for certain Portfolios, a similar but not the same Lipper investment classification/objective. Because Lipper had expanded the Portfolios’ EGs, under Lipper’s standard guidelines, the Portfolios’ Lipper Expense Universes (“EU”)15 were also expanded to include the universes of peers that had a similar but not the same Lipper investment objective/classification and load type.

12	The contractual management fee is calculated by Lipper using each Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined current net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

13	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

14	The EGs and EUs for all Portfolios were expanded to include peers of the following load type: institutional load, front-end load and no-load.

15	Lipper describes an EU as a broader group consisting of all funds in the same investment classification/objective with a similar load type as the subject Portfolio. A “normal” EU will include funds that have the same investment objective/classification as the subject fund. Except for asset size comparability, Lipper uses the same criteria for selecting EG peers when selecting EU peers. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

66	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Portfolio	Contractual Management Fee (%)	EG Median (%)	EG Rank
Tax-Managed International Portfolio[16]	0.799	0.813	7/14
International Portfolio[16]	0.864	0.881	6/12
Emerging Markets Portfolio	1.076	1.200	5/13
U.S. Government Short Duration Portfolio	0.500	0.490	8/13
Short Duration Plus Portfolio	0.479	0.490	7/16
Intermediate Duration Portfolio	0.441	0.441	7/13
Short Duration California Municipal Portfolio[16]	0.450	0.607	3/10
Short Duration Diversified Municipal Portfolio	0.450	0.451	6/14
Short Duration New York Municipal Portfolio[16]	0.450	0.607	3/8
California Municipal Portfolio[16]	0.486	0.579	4/17
Diversified Municipal Portfolio[16]	0.444	0.434	8/12
New York Municipal Portfolio[16]	0.479	0.570	3/17

Set forth below is a comparison of the Portfolios’ total expense ratios and the medians of their EGs and EUs. The Portfolios’ rankings are also shown. Pro-forma total expense ratios are also shown for the Short Duration Municipal Portfolios (in bold and italicized):17

Portfolio	Expense Ratio (%)[18]	EG Median (%)	EG Rank	EU Median (%)	EU Rank
Tax-Managed International Portfolio[19]	1.152	1.154	7/14	1.338	89/293

International Portfolio[19]	1.202	1.226	6/12	1.337	100/268

Emerging Markets Portfolio	1.580	1.633	6/13	1.616	58/127

U.S. Government Short Duration Portfolio	0.793	0.751	10/13	0.719	34/49

Short Duration Plus Portfolio	0.658	0.800	6/16	0.646	45/74

Intermediate Duration Portfolio	0.597	0.712	2/13	0.742	74/268

Short Duration California Municipal Portfolio[19]	0.806	0.756	6/10	0.725	18/23
pro-forma	0.756	0.756	6/10	0.725	17/23

Short Duration Diversified Municipal Portfolio	0.701	0.651	9/14	0.600	23/36
pro-forma	0.651	0.651	8/14	0.600	22/36

16	The Portfolio’s EG was expanded with respect to investment classification/objective by Lipper at the request of the Senior Officer and the Adviser.

17	Pro-forma shows what the total expense ratio of a Portfolio would have been had changes to the Portfolio’s advisory fee schedule been applicable to the Portfolio for the full fiscal year.

18	Except for pro-forma total expense ratios, the expense ratios are for the most recently completed fiscal year Advisor Class.

19	The Portfolio’s EU was expanded with respect to investment classification/objective by Lipper under standard Lipper guidelines.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	67

Portfolio	Expense Ratio (%)[18]	EG Median (%)	EG Rank	EU Median (%)	EU Rank
Short Duration New York Municipal Portfolio[19]	0.737	0.737	4/8	0.727	13/22
pro-forma	0.687	0.737	4/8	0.727	11/22

California Municipal Portfolio[19]	0.634	0.746	5/17	0.754	31/134

Diversified Municipal Portfolio[19]	0.595	0.598	6/12	0.679	38/117

New York Municipal Portfolio[19]	0.622	0.746	5/17	0.753	25/135

Except for Short Duration Plus Portfolio, Intermediate Duration Portfolio and Diversified Municipal Portfolio, which have a more favorable ranking on a total expense ratio basis than a contractual management fee basis, and Tax-Managed International Portfolio and International Portfolio, which have equally favorable rankings, the Portfolios have a more favorable ranking on a contractual management fee basis than they do on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

Members of the Adviser’s finance areas met with the consultant, retained by the Senior Officer to provide independent advice regarding the alignment of the two profitability reporting systems as well as the methodologies and allocations utilized by both profitability reporting systems, to review recent updates to the Adviser’s two profitability reporting systems. The two profitability systems, which are aligned, allow the Adviser’s management and the Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Information regarding the Adviser’s profitability attributable to the Portfolios, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability for providing investment advisory services to the Portfolios increased for nine of the twelve Portfolios during the calendar year 2006 relative to 2005. The Portfolios have a Shareholder Servicing Agreement with the Adviser where the Adviser pays expenses it incurs in providing shareholder servicing to the Portfolios. Under the Shareholder Servicing Agreement, except for Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio (the “Equity Portfolios”), which pays 0.25%, the remaining Portfolios, which are primarily invested in fixed income securities (the “Fixed Income Portfolios”), pay 0.10% of the Portfolios’ daily net assets. Set forth below are the fees paid by the

19	The Portfolio’s EU was expanded with respect to investment classification/objective by Lipper under standard Lipper guidelines.

68	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Portfolios under the Shareholder Servicing Agreement in the Portfolios’ most recently completed fiscal year:

Portfolio	Shareholder Serving Agreement Fee
Tax-Managed International Portfolio	$17,220,119
International Portfolio	$7,814,037
Emerging Markets Portfolio	$5,078,063
U.S. Government Short Duration Portfolio	$83,170
Short Duration Plus Portfolio	$383,702
Intermediate Duration Portfolio	$3,694,176
Short Duration California Municipal Portfolio	$67,878
Short Duration Diversified Municipal Portfolio	$228,571
Short Duration New York Municipal Portfolio	$113,877
California Municipal Portfolio	$1,073,155
Diversified Municipal Portfolio	$3,309,135
New York Municipal Portfolio	$1,364,506

In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and commissions for providing brokerage services. In addition the Adviser benefits from soft dollar arrangements which offset research related expenses the Adviser would otherwise incur.

Certain of the Portfolios have retail class shares. Except for Short Duration Plus Portfolio, the retail classes make up a relatively small percentage of each of those Portfolios’ total net assets:

Portfolio	Retail Classes Net Assets 09/30/07 ($MM)	Retail Classes Net Assets as a % of Total Net Assets
Tax-Managed International Portfolio	$12.7	0.13%
International Portfolio	$85.0	1.93%
Short Duration Plus Portfolio	$66.0	16.22%
California Municipal Portfolio	$47.7	3.34%
Diversified Municipal Portfolio	$90.1	1.90%
New York Municipal Portfolio	$65.7	3.68%

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	69

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the principal underwriter of the Portfolios’ retail classes. ABI and the Adviser have disclosed in the prospectuses of the Portfolios’ retail classes that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2006, ABI paid approximately 0.044% of the average monthly assets of the AllianceBernstein Mutual Funds (which includes the retail classes of the Portfolios) or approximately $20.4 million for distribution services and educational support (revenue sharing payments). For 2007, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20 million.

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the Portfolios’ most recently completed fiscal year:

Portfolio	AmountReceived
Tax-Managed International Portfolio	$1,838
International Portfolio	$11,726
Short Duration Plus Portfolio	$3,777
California Municipal Portfolio	$1,609
Diversified Municipal Portfolio	$1,888
New York Municipal Portfolio	$3,860

ABI received the following Rule 12b-1 fees and CDSC for the Portfolios during the Portfolios’ most recently completed fiscal year:

Portfolio	12b-1 Fee Received	CDSC Received
Tax-Managed International Portfolio	$27,764	$1,542
International Portfolio	$250,206	$15,111
Short Duration Plus Portfolio	$538,608	$47,952
California Municipal Portfolio	$547,193	$15,064
Diversified Municipal Portfolio	$1,288,761	$61,226
New York Municipal Portfolio	$811,017	$51,989

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent of the retail classes of the Portfolios, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability decreased in 2006 in comparison to 2005. During the Portfolios’ most recently completed fiscal year, ABIS received the following net fees from the retail classes of the Portfolios:20

20	The fee disclosed is net of expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Portfolio’s account.

70	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Portfolio	ABIS Fee	Expense Offset
Tax-Managed International Portfolio[21]	$1,785	$54
International Portfolio	$23,976	$1,145
Short Duration Plus Portfolio	$39,964	$2,068
California Municipal Portfolio	$18,000	$610
Diversified Municipal Portfolio	$37,496	$1,658
New York Municipal Portfolio	$22,334	$1,194

Certain of the Portfolios effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolios’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with these Portfolios is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolios. These credits and charges are not being passed onto to any SCB client.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,22 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli23 study on advisory fees and various fund characteristics. The preliminary results of the updated study, based on more recent data and using Lipper classifications, were found to be consistent with the results of the original study. The independent consultant observed patterns of lower advisory fees for funds with higher levels of assets and funds from larger family sizes compared to funds with smaller asset levels and funds from smaller family sizes, which according to the independent consultant is indicative of

21	With respect to Tax-Managed International Portfolio, ABIS voluntarily agreed to waive a portion of its fees in the amount of $16,215.

22	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

23	The Deli study was originally published in 2002 based on 1997 data.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	71

economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds reached higher levels of assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $813 billion as of September 30, 2007, the Adviser has the investment experience to manage the Portfolios and provide non-investment services (described in Section I) to the Portfolios.

The information prepared by Lipper shows the 1, 3, 5, and 10 year performance rankings of the Portfolios24 relative to their Lipper Performance Groups (“PG”) and Lipper Performance Universes (“PU”)25 for the periods ended June 30, 2007.26

Tax-Managed International Portfolio	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	27.15	27.44	28.23	6/9	167/246
3 year	23.02	22.25	23.14	4/9	92/173
5 year	18.71	18.71	18.03	5/9	54/132
10 year	11.31	10.65	9.56	2/4	15/57
International Portfolio
1 year	27.03	27.45	28.23	7/10	170/246
3 year	23.12	22.25	23.14	4/9	90/173
5 year	19.03	16.99	18.03	3/9	48/132
Emerging Markets Portfolio
1 year	46.20	47.35	47.83	8/13	103/165
3 year	43.49	41.78	39.43	3/13	31/129
5 year	38.10	32.31	32.00	2/13	9/109
10 year	14.45	12.55	11.44	2/10	11/56

24	The performance rankings are for the Advisor class shares of the Portfolios. It should be noted that the performance returns of the Portfolios shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolios’ performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolios, as reported by the Adviser, are provided instead of Lipper.

25	The Portfolios’ PGs/PUs may not be identical to the Portfolios’ EGs/EUs as the criteria for including or excluding a fund in a PG/PU is different from that of an EG/EU.

26	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

72	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

U.S. Government Short Duration Portfolio	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	5.27	5.42	5.58	12/13	54/61
3 year	3.36	3.55	3.62	12/13	48/58
5 year	3.22	3.24	3.30	8/12	33/53
10 year	4.85	4.93	5.06	7/9	30/38
Short Duration Plus Portfolio
1 year	5.97	5.93	5.94	8/16	14/33
3 year	3.66	3.77	3.80	12/16	21/30
5 year	3.62	3.60	3.79	8/16	19/29
10 year	5.05	5.09	5.10	7/9	14/22
Intermediate Duration Portfolio
1 year	6.84	6.37	6.48	4/13	89/376
3 year	4.67	4.64	4.49	5/13	120/317
5 year	5.28	5.28	5.11	6/11	99/272
10 year	5.84	6.49	6.18	8/9	123/141
Short Duration California Municipal Portfolio
1 year	3.89	3.98	4.10	6/7	11/14
3 year	2.73	2.85	3.22	6/7	10/11
5 year	2.52	3.23	3.40	6/6	9/9
10 year	3.54	4.13	4.27	5/5	8/8
Short Duration Diversified Municipal Portfolio
1 year	3.90	3.99	4.04	9/14	30/41
3 year	2.89	2.91	3.06	8/12	29/38
5 year	2.67	2.77	2.82	7/10	22/29
10 year	3.78	3.85	3.91	5/8	10/17
Short Duration New York Municipal Portfolio
1 year	3.90	3.91	3.93	3/3	7/10
3 year	2.93	2.87	2.83	1/3	2/10
5 year	2.68	2.79	3.02	3/3	9/9
10 year	3.63	4.12	4.13	3/3	9/9
California Municipal Portfolio
1 year	4.22	4.20	4.61	2/4	24/29
3 year	3.52	3.51	3.88	2/4	24/29
5 year	3.53	3.61	3.75	3/4	18/26
10 year	4.59	4.71	4.96	3/3	15/15
Diversified Municipal Portfolio
1 year	4.11	4.54	4.52	10/10	88/106
3 year	3.40	3.98	3.81	10/10	73/93
5 year	3.59	4.07	4.01	9/9	68/77
10 year	4.72	5.21	5.06	7/7	52/57
New York Municipal Portfolio
1 year	4.25	4.27	4.43	3/3	21/21
3 year	3.56	3.56	3.78	2/3	16/21
5 year	3.72	3.72	3.97	2/3	15/19
10 year	4.75	4.94	5.13	2/2	13/13

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	73

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolios (in bold)27 versus their benchmarks.28 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.29

	Periods Ending June 30, 2007 Annualized Performance
	1	3	5	10	Since	Annualized		Risk
	Year (%)	Year (%)	Year (%)	Year (%)	Inception (%)	Volatility (%)	Sharpe (%)	Period (Year)
Tax-Managed International Portfolio	25.69	21.57	17.29	9.97	11.13	14.64	0.47	10
MSCI EAFE Index	27.00	22.24	17.73	7.66	9.36	14.82	0.32	10
Inception Date: June 26,1992

International Portfolio	25.51	21.61	17.55	N/A	10.19	13.89	1.04	5
MSCI EAFE Index	27.00	22.24	17.73	N/A	7.50	12.81	1.13	5
Inception Date: April 30, 1999

Emerging Markets Portfolio	43.91	41.18	35.82	12.51	12.69	17.69	1.67	5
MSCI Emerging Markets Index	44.99	38.20	30.25	9.19	10.05	17.42	1.45	5
Inception Date: December 15, 1995

U.S. Government Short Duration Portfolio	4.42	2.55	2.41	4.07	5.24	1.39	0.21	10
Merrill Lynch 1-3 Year Treasury Index	5.07	2.91	2.77	4.61	5.87	1.52	0.57	10
Inception Date: January 3, 1989

27	The performance returns and risk measures shown in the table are for the Advisor class shares of the Portfolios.

28	The Adviser provided Portfolio and benchmark performance return information for the periods through June 30, 2007. It should be noted that the “since inception” performance return for each of the Portfolios’ benchmarks is from the nearest month-end after each Portfolio’s inception date. In contrast, each of the Portfolios’ since inception returns goes back is from each Portfolio’s actual inception date.

29	Except for one of the benchmarks, which the Senior Officer calculated using standard Lipper methodology, portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

74	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

	Periods Ending June 30, 2007 Annualized Performance
	1	3	5	10	Since	Annualized		Risk
	Year (%)	Year (%)	Year (%)	Year (%)	Inception (%)	Volatility (%)	Sharpe (%)	Period (Year)
Short Duration Plus Portfolio	5.23	2.97	2.92	4.35	5.57	1.33	0.44	10
Merrill Lynch 1-3 Year Treasury Index	5.07	2.91	2.77	4.61	5.89	1.52	0.57	10
Inception Date: December 12, 1988

Intermediate Duration Portfolio	6.18	4.04	4.65	5.22	6.79	3.19	0.44	10
Lehman Brothers Aggregate Bond Index	6.12	3.98	4.48	6.02	7.37	3.54	0.62	10
Inception Date: January 17, 1989

Short Duration California Municipal Portfolio	3.04	1.90	1.70	2.74	3.08	0.82	-1.28	10
Lehman Brothers 1 Year Municipal Bond Index	3.69	2.35	2.14	3.40	3.74	0.84	-0.48	10
Inception Date: October 3, 1994

Short Duration Diversified Municipal Portfolio	3.16	2.18	1.96	3.05	3.35	0.85	-0.85	10
Lehman Brothers 1 Year Municipal Bond Index	3.69	2.35	2.14	3.40	3.74	0.84	-0.48	10
Inception Date: October 3, 1994

Short Duration New York Municipal Portfolio	3.13	2.17	1.92	2.86	3.16	0.83	-1.08	10
Lehman Brothers 1 Year Municipal Bond Index	3.69	2.35	2.14	3.40	3.74	0.84	-0.48	10
Inception Date: October 3, 1994

California Municipal Portfolio	3.54	2.86	2.86	3.91	4.95	2.65	0.06	10
Lehman Brothers 5 Year GO Municipal Index	3.83	2.89	3.24	4.51	5.50	3.04	0.25	10
Inception Date: August 6, 1990

Diversified Municipal Portfolio	3.47	2.78	2.96	4.07	5.20	2.55	0.12	10
Lehman Brothers 5 Year GO Municipal Index	3.83	2.89	3.24	4.51	5.67	3.04	0.25	10
Inception Date: January 17, 1989

New York Municipal Portfolio	3.59	2.91	3.06	4.08	5.25	2.69	0.12	10
Lehman Brothers 5 Year GO Municipal Index	3.83	2.89	3.24	4.51	5.67	3.04	0.25	10
Inception Date: January 17, 1989

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	75

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fees for the Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 13, 2007

76	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Mid-Cap Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Global & International

Global Health Care Fund

Global Research Growth Fund

Global Technology Fund

Greater China ‘97 Fund

International Growth Fund

International Research Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid-Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund*

Global Value Fund

International Value Fund

Taxable Bond Funds

Global Bond Fund*

Corporate Bond Portfolio

Emerging Market Debt Fund

Diversified Yield Fund*

High Yield Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Insured National Arizona California Insured California Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

All-Market Advantage Fund

AllianceBernstein Global High Income Fund*

AllianceBernstein Income Fund*

AllianceBernstein National Municipal Income    Fund*

ACM Managed Dollar Income Fund

California Municipal Income Fund

New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to January 26, 2007, AllianceBernstein Global High Income Fund was named Alliance World Dollar Government Fund II and AllianceBernstein Income Fund was named ACM Income Fund. Prior to March 1, 2007, Global Real Estate Investment Fund was named Real Estate Investment Fund. Prior to May 18, 2007, AllianceBernstein National Municipal Income Fund was named National Municipal Income Fund. Prior to November 5, 2007, Diversified Yield Fund was named Global Strategic Income Trust and Global Bond Fund was named Global Government Income Trust.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	77

AllianceBernstein Family of Funds

NOTES

78	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

NOTES

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	79

NOTES

80	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IPTIP-0151-0907

ANNUAL REPORT

AllianceBernstein

Short Duration Portfolio

September 30, 2007

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

November 19, 2007

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Short Duration Portfolio (the “Portfolio”) for the annual reporting period ended September 30, 2007.

Investment Objective and Policies

The Portfolio seeks to provide safety of principal and a moderate rate of return that is subject to taxes. The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities rated A- or better and comparably rated commercial paper and notes. The Portfolio may purchase many types of fixed-income securities, including corporate bonds, notes, U.S. government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, loan participations and preferred stock. The Portfolio may also invest up to 20% of its total assets in foreign fixed-income securities of issuers in developed or emerging-market countries. The Portfolio also may invest up to 20% of its total assets in fixed-income securities rated BB- or B- by national rating agencies, which are not investment grade or higher.

The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions. The Portfolio may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Portfolio may moderately shorten its average duration when the Adviser expects interest rates to rise and modestly lengthen its average duration when the Adviser anticipates that rates will fall. The Portfolio may invest, without limit, in derivatives such as options, futures, forwards and swaps. The Portfolio also may invest up to 20% of its assets in structured instruments, which have characteristics of futures, options, currencies and securities. The Portfolio also may: purchase or sell securities on a forward commitment basis; invest in variable, floating and inverse floating rate investments; invest in zero coupon and interest-only or principal-only securities; and invest in obligations of supranational entities.

Investment Results

The table on page 4 shows the performance of the Portfolio for the six- and 12-month periods ended September 30, 2007, compared to its benchmark, the Merrill Lynch (ML) 1-3 Year Treasury Index. The Index tracks short-term government securities with maturities between 1 and 2.99 years.

The Portfolio’s Class A shares without sales charges underperformed its Treasury-only benchmark for both the six- and 12-month periods ended September 30, 2007. The Portfolio underperformed both periods as a broad liquidity crunch stemming from the U.S. subprime mortgage crisis led to falling Treasury yields, widening spreads across fixed-income markets and poor performance for non-government sectors relative to Treasuries. The Portfolio’s underweight to Treasury exposure and overweight to non-government sectors detracted from relative performance. Specifically, subprime-related asset-backed securities (ABS), collateralized debt obligations

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	1

(CDOs), Alt-A mortgage securities, as well as corporate securities, commercial mortgage-backed securities (CMBS) and mortgage pass-throughs, all hurt relative performance for both periods. (Alt-A, or ‘alternative’ mortgages are home loans made with less than full documentation.)

Market Review and Investment Strategy

In the second half of the annual reporting period, concerns regarding subprime mortgages led to dramatic market volatility, reduced access to credit for both consumers and corporations, and worries that the broader economy would be negatively impacted by the subprime mortgage crisis. Reacting to these concerns, the U.S. Federal Reserve (the “Fed”) cut the fed funds rate by 50 basis points, to 4.75%, in September.

Concerns regarding the subprime mortgage crisis caused fixed-income markets to sell off sharply in June, July and August of 2007. There was heightened demand for U.S. Treasuries during this period, as investors sought less-risky assets in light of the sub-prime market volatility. For the annual reporting period, U.S. Treasury holdings outperformed the spread sectors on both an absolute and duration-

adjusted basis. Subprime-backed ABS and Alt-A mortgage securities saw significant price deterioration, despite their AAA and AA ratings.

During the annual period, the yield curve steepened as shorter-term yields fell most while 30-year yields inched up slightly. Two-year yields lost 70 basis points to yield 3.98%, the 10-year yield lost four basis points to end the period at 4.59% and 30-year yields gained seven basis points to end the period at 4.84%. Shorter-term fixed-income securities outperformed both intermediate and longer maturity securities during the period. U.S. Treasuries in the 1-3 year maturity range returned 5.78% during the annual period, outperforming longer maturities (15+ years) at 4.15%, according to Merrill Lynch.

During the reporting period, the Portfolio maintained allocations to higher-quality non-Treasury sectors including mortgages, commercial mortgage obligations (CMOs), ABS and CMBS in an effort to enhance portfolio yield. The Portfolio also focused on increasing its allocation to floating-rate securities due to rising short-term yields and limited price volatility. Lastly, the Portfolio maintained its duration closer to that of the benchmark during the period.

2	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Merrill Lynch (ML) 1-3 Year Treasury Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index tracks short-term government securities with maturities between 1 and 2.99 years. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

The Portfolio’s assets can be invested in foreign securities, which may magnify asset value fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Because the Portfolio may invest in emerging markets and in developing countries, an investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have an impact on the Portfolio’s asset value. To increase yield, the Portfolio can use leverage, a speculative technique, which may increase share price fluctuation. Price fluctuation in the Portfolio’s securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Portfolio to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. The Portfolio’s investments in mortgage-related or asset-backed securities may be subjected to prepayment risk. Investments in the Portfolio are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The Portfolio may also invest a portion of its assets in below investment-grade securities (i.e. “junk bonds”), which are subject to greater risk than higher-rated securities. While the Portfolio invests in bonds and fixed-income securities, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Portfolio’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2007	Returns
	6 Months	12 Months
AllianceBernstein Short Duration Portfolio
Class A	1.25%	3.80%

Class B	1.00%	3.09%

Class C	0.91%	3.09%

Merrill Lynch 1-3 Year Treasury Index	3.38%	5.78%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 5/21/03* TO 9/30/07

* Since inception of the Portfolio’s Class A shares on 5/21/03.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Short Duration Portfolio Class A shares (from 5/21/03* to 9/30/07) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark Disclosures on previous page.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2007
	NAV Returns	SEC Returns	SEC Yields**

Class A Shares			4.26%
1 Year	3.80%	-0.64%
Since Inception*	2.13%	1.12%

Class B Shares			3.75%
1 Year	3.09%	0.11%
Since Inception*	1.42%	1.42%

Class C Shares			3.76%
1 Year	3.09%	2.09%
Since Inception*	1.40%	1.40%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2007)
		SEC Returns

Class A Shares
1 Year		-0.64%
Since Inception*		1.12%

Class B Shares
1 Year		0.11%
Since Inception*		1.42%

Class C Shares
1 Year		2.09%
Since Inception*		1.40%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.03%, 1.73% and 1.74% for Class A, Class B and Class C, respectively.

*	Inception Date: 5/21/03 for Class A, Class B and Class C shares.

**	SEC Yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2007.

See Historical Performance disclosures on page 3.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	5

Historical Performance

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Paid During Period*
Class A
Actual	$1,000	$1,012.54	$4.99
Hypothetical (5% return before expenses)	$1,000	$1,020.10	$5.01
Class B
Actual	$1,000	$1,009.96	$8.52
Hypothetical (5% return before expenses)	$1,000	$1,016.60	$8.54
Class C
Actual	$1,000	$1,009.13	$8.51
Hypothetical (5% return before expenses)	$1,000	$1,016.60	$8.54
*	Expenses are equal to the classes’ annualized expense ratios of 0.99%, 1.69% and 1.69%, respectively, multiplied by the average account value over the period, multiplied by 183/365 (reflect the one-half year period).

6	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Fund Expenses

PORTFOLIO SUMMARY

September 30, 2007

PORTFOLIO STATISTICS

Net Assets ($mil): $405.3

*	All data are as of September 30, 2007. The Portfolio’s security type breakdown is expressed as a percentage of the Portfolio’s total investments and may vary over time.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	7

Portfolio Summary

SHORT DURATION PLUS PORTFOLIO

SCHEDULE OF INVESTMENTS

September 30, 2007

	Principal Amount (000)	U.S. $ Value

MORTGAGE PASS-THRU’S – 33.5%
Agency ARMS – 13.1%
Federal Home Loan Mortgage Corp. 6.055%, TBA	$2,500	$2,532,813
Series 2006 4.369%, 4/01/35(a)	2,921	2,894,599
6.159%, 12/01/36(a)	2,070	2,094,334
Series 2007 5.94%-5.943%, 11/01/36-2/01/37(a)	6,313	6,375,020
5.975%, 3/01/37(a)	3,281	3,315,365
6.066%, 3/01/37(a)	3,000	3,031,668
6.102%, 1/01/37(a)	3,122	3,160,977
Federal National Mortgage Association 5.753%, 10/01/36(a)	1,922	1,940,285
5.86%, 10/01/36(a)	2,072	2,098,017
Series 2005 4.81%, 7/01/35(a)	780	779,816
7.016%, 1/01/36(a)	1,212	1,236,590
Series 2006 5.421%, 6/01/36(a)	3,009	3,050,269
5.465%, 5/01/36(a)	1,898	1,912,832
5.807%, 3/01/36(a)	3,554	3,598,260
5.924%, 6/01/36(a)	2,318	2,349,483
Series 2007 5.525%, 3/01/37(a)	1,785	1,790,296
5.751%, 12/01/36(a)	1,767	1,784,597
5.771%, 1/01/37(a)	4,864	4,915,066
5.79%, 8/01/37(a)	4,175	4,202,620

		53,062,907

Fixed Rate 30-Year – 8.3%
Federal Gold Loan Mortgage Corp. Series 2006 7.00%, 5/01/35	4,237	4,372,177
Series 2007 7.00%, 2/01/37	6,599	6,813,871
Federal National Mortgage Association Series 1995 7.00%, 9/01/25	5	5,440
Series 1998 7.00%, 4/01/28-6/01/28	13	13,981
Series 1999 7.00%, 6/01/29-10/01/29	209	217,516
Series 2000 7.00%, 1/01/30-9/01/30	39	40,598
Series 2001 7.00%, 5/01/30-1/01/32	692	721,544
Series 2002 7.00%, 1/01/32-12/01/32	3,151	3,278,951

8	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Schedule of Investments

	Principal Amount (000)	U.S. $ Value

Series 2003 7.00%, 4/01/31-12/01/33	$860	$892,700
Series 2004 7.00%, 7/01/30-11/01/34	6,846	7,123,819
Series 2006 6.50%, 7/01/36-8/01/36	9,669	9,846,064
Government National Mortgage Association Series 2002 7.50%, 3/15/32	496	520,772

		33,847,433

Fixed Rate 15-Year – 8.1%
Federal Gold Loan Mortgage Corp. Series 2001 9.00%, 3/01/08	1	1,378
Series 2006 5.00%, 4/01/21	9,210	9,029,989
Series 2007 5.00%, 9/01/21	20,407	20,008,787
Federal National Mortgage Association Series 2000 7.50%, 3/01/15	270	280,137
Series 2001 6.00%, 11/01/16-12/01/16	1,487	1,510,580
Series 2002 6.00%, 2/01/17	1,314	1,334,156
8.00%, 8/01/16	459	480,894

		32,645,921

Non-Agency ARMS – 4.0%
Banc of America Funding Corp. Series 2007-C, Class 1A3 5.761%, 5/20/36(a)	3,113	3,101,612
Bear Stearns Alt-A Trust Series 2006-1, Class 22A1 5.41%, 2/25/36(b)	2,143	2,125,980
Series 2006-3, Class 22A1 6.222%, 5/25/36(b)	1,269	1,278,825
Series 2007-1, Class 21A1 5.733%, 1/25/47(b)	3,042	3,036,903
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 5.105%, 5/25/35(b)	1,556	1,528,007
Indymac INDA Mortgage Loan Trust Series 2006-AR2, Class 1A1 5.997%, 9/25/36(b)	2,813	2,822,001
Indymac Index Mortgage Loan Trust Series 2006-AR7, Class 4A1 6.237%, 5/25/36(b)	924	928,935

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	9

Schedule of Investments

	Principal Amount (000)	U.S. $ Value

Residential Funding Mortgage Securities, Inc. Series 2005-SA3, Class 3A 5.237%, 8/25/35(b)	$1,562	$1,526,417

		16,348,680

Total Mortgage Pass-Thru’s (cost $135,949,101)		135,904,941

COMMERCIAL MORTGAGE-BACKED SECURITIES – 22.2%
Non-Agency Fixed Rate CMBS – 18.9%
Asset Securitization Corp. Series 1996-MD6, Class A1C 7.04%, 11/13/29	762	762,702
Banc of America Commercial Mortgage, Inc. Series 2006-6, Class A2 5.309%, 10/10/45	2,900	2,884,844
Series 2007-1, Class A2 5.381%, 1/15/49	3,000	2,985,412
Bear Stearns Commercial Mortgage Securities Series 2002-TOP6, Class A2 6.46%, 10/15/36	4,331	4,496,562
Series 2007-PW15, Class A2 5.205%, 2/11/44	1,965	1,950,144
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2007-CD4, Class A2B 5.205%, 12/11/49	3,655	3,630,647
CW Capital Cobalt Ltd. Series 2006-C1, Class A2 5.174%, 8/15/48	3,260	3,224,340
First Union-Lehman Brothers-Bank of America Series 1998-C2, Class A2 6.56%, 11/18/35	2,857	2,861,503
GE Capital Commercial Mortgage Corp. Series 2005-C3, Class A3FX 4.863%, 7/10/45	2,550	2,518,310
Greenwich Capital Commercial Funding Corp. Series 2005-GG3, Class A2 4.305%, 8/10/42	3,300	3,235,304
Series 2007-GG9, Class A2 5.38%, 3/10/39	2,350	2,349,225
GS Mortgage Securities Corp. II Series 2007-GG10, Class AJ 5.993%, 8/10/45(b)	1,600	1,573,674
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2004-C1, Class A2 4.302%, 1/15/38	2,030	1,961,953

10	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Schedule of Investments

	Principal Amount (000)	U.S. $ Value

Series 2005-LDP5, Class A2 5.198%, 12/15/44	$2,800	$2,782,152
Series 2007-LD11, Class C 6.007%, 6/15/49(b)	2,570	2,441,003
LB Commercial Conduit Mortgage Trust Series 2007-C3, Class A2 5.84%, 7/15/44(b)	3,000	3,022,948
LB-UBS Commercial Mortgage Trust Series 2003-C5, Class A3 4.254%, 7/15/27	3,535	3,424,257
Series 2004-C7, Class A2 3.992%, 10/15/29	5,385	5,258,325
Series 2005-C7, Class XCL 1.00%, 11/15/40(b)(c)(d)	70,493	631,814
Series 2006-C1, Class XCL 1.00%, 2/15/41(b)(c)(d)	96,245	1,044,437
Series 2006-C6, Class A2 5.262%, 9/15/39	4,500	4,476,042
Series 2007-C1, Class A2 5.318%, 2/15/40	3,175	3,157,666
Morgan Stanley Capital I Series 2006-T21, Class X 0.273%, 12/12/15(b)(c)(d)	57,147	820,426
Nomura Asset Securities Corp. Series 1998-D6, Class A1B 6.59%, 3/15/30	4,328	4,344,062
Wachovia Bank Commercial Mortgage Trust Series 2006-C29, Class A2 5.275%, 11/15/48	5,400	5,378,378
Series 2007-C30, Class A3 5.246%, 12/15/43	2,750	2,739,589
Series 2007-C32, Class C 5.929%, 6/15/49(b)	2,500	2,393,750

		76,349,469

Non-Agency Adjustable Rate CMBS – 3.3%
Commercial Mortgage Pass-Through Certificates Series 2007-FL14, Class C 5.431%, 6/15/22(a)(c)	2,576	2,566,314
Credit Suisse Mortgage Capital Certificates Series 2006-TF2A, Class SVD 6.223%, 10/15/21(a)(c)	2,000	1,981,873
Series 2007-TFLA, Class A2 5.873%, 2/15/22(a)(c)	3,000	2,962,500
CS First Boston Mortgage Securities Corp. Series 2005-TF2A, Class F 6.253%, 9/15/20(a)(c)	1,065	1,063,008
Series 2005-TF2A, Class G 6.303%, 9/15/20(a)(c)	1,065	1,063,009

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	11

Schedule of Investments

	Principal Amount (000)	U.S. $ Value

Morgan Stanley Capital I Series 2005-XLF, Class G 6.123%, 8/15/19(a)(c)	$2,645	$2,605,325
Wachovia Bank Commercial Mortgage Trust Series 2006-WL7A, Class H 6.153%, 9/15/21(a)(c)	1,300	1,265,548

		13,507,577

Total Commercial Mortgage-Backed Securities (cost $90,958,835)		89,857,046

ASSET-BACKED SECURITIES – 13.4%
Home Equity Loans - Fixed Rate – 5.7%
American General Mortgage Loan Trust Series 2003-1, Class A3 4.03%, 4/25/33	1,370	1,289,454
Bayview Financial Acquisition Trust Series 2007-A, Class 1A1 6.129%, 5/28/37	203	204,687
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.36%, 1/25/33(e)	1,250	1,117,975
Series 2004-1, Class AF2 2.645%, 4/25/34	539	524,460
Countrywide Asset-Backed Certificates Series 2007-S1, Class A3 5.81%, 11/25/36(b)	1,400	1,282,946
Credit-Based Asset Servicing and Securities Trust Series 2003-CB3, Class AF1 2.879%, 12/25/32	933	894,213
Series 2005-CB4, Class AF2 4.751%, 8/25/35	3,713	3,672,569
Series 2005-RP2, Class AF2 5.75%, 9/25/35(b)(c)	1,200	1,161,000
Series 2007-CB4, Class A2A 5.844%, 4/25/37	1,093	1,092,374
Flagstar Home Equity Loan Trust Series 2007-1A, Class AF2 5.765%, 1/25/35(c)	2,100	2,105,250
Home Equity Mortgage Trust Series 2006-5, Class A1 5.50%, 1/25/37	1,410	1,290,598
Household Home Equity Loan Trust Series 2006-4, Class A2F 5.32%, 2/25/37	725	722,621
Series 2007-1, Class A2F 5.60%, 3/20/36	2,610	2,610,817
Series 2007-2, Class A2F 5.69%, 7/20/36	1,265	1,268,360

12	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Schedule of Investments

	Principal Amount (000)	U.S. $ Value

Nationstar NIM Trust Series 2007-A, Class A 9.97%, 3/25/37(c)	$158	$149,348
Residential Asset Mortgage Products, Inc. Series 2004-RS4, Class AI4 4.911%, 4/25/34(b)	1,602	1,593,520
Security National Mortgage Loan Trust Series 2007-1A, Class 1A1 5.91%, 4/25/37(b)(c)	997	999,570
Structured Asset Securities Corp. Series 2007-RM1, Class AI0 5.00%, 5/25/47(c)(d)	4,071	938,138

		22,917,900

Home Equity Loans - Floating Rate – 4.6%
ACE Securities Corp. Series 2003-OP1, Class A2 5.491%, 12/25/33(a)	213	205,017
BNC Mortgage Loan Trust Series 2007-2, Class M5 6.031%, 5/25/37(a)	420	273,000
Countrywide Asset-Backed Certificates Series 2003-BC1, Class A1 5.931%, 3/25/33(a)	263	262,863
Series 2007-10, Class 2A2 5.251%, 6/25/30(a)	850	834,632
Home Equity Mortgage Trust Series 2005-3, Class M1 5.671%, 11/25/35(a)	3,825	3,251,250
Household Home Equity Loan Trust Series 2006-1, Class M1 5.776%, 1/20/36(a)**	1,012	945,124
HSI Asset Securitization Corp. Trust Series 2006-OPT2, Class 2A1 5.211%, 1/25/36(a)	1,648	1,643,818
Irwin Home Equity Series 2005-C, Class 2A1 5.381%, 4/25/30(a)	405	404,504
Lehman ABS Mortgage Loan Trust Series 2007-1, Class 2A2 5.331%, 6/25/37(a)(c)	1,200	1,189,126
Lehman XS Trust Series 2005-5N, Class M2 5.782%, 11/25/35(a)	575	482,115
Series 2006-3, Class M1 5.581%, 3/25/36(a)	1,150	956,857
Series 2007-2N, Class M1 5.471%, 2/25/37(a)	1,400	1,122,898

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	13

Schedule of Investments

	Principal Amount (000)	U.S. $ Value

Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-5, Class 2A1 5.899%, 10/25/37(a)	$2,000	$2,000,000
Newcastle Mortgage Securities Trust Series 2006-1, Class A2 5.251%, 3/25/36(a)	1,840	1,822,170
Novastar Home Loan Equity Series 2007-2, Class M1 5.431%, 9/25/37(a)**	1,650	1,443,222
Soundview Home Equity Loan Trust Series 2007-OPT1, Class M6 6.331%, 6/25/37(a)	400	300,080
Wells Fargo Home Equity Trust Series 2006-1, Class A2 5.52%, 5/25/36(a)	1,600	1,536,000

		18,672,676

Credit Cards - Floating Rate – 1.4%
BA Credit Card Trust Series 2007-A9, Class A9 5.793%, 11/17/14(a)	2,100	2,073,288
Citibank Credit Card Issuance Trust Series 2007-A7, Class A7 5.846%, 8/20/14(a)	3,800	3,800,950

		5,874,238

Other - Floating Rate – 0.8%
Ballyrock ABS CDO Ltd. Series 2007-1A, Class A1B 6.118%, 11/06/47(a)(c)*	625	437,500
Halcyon Securitized Product Investors Series 2007-1A, Class A2 6.367%, 5/13/46(a)(c)*	225	117,000
Libertas Preferred Funding Ltd. Series 2007-3A, Class 2 6.01%, 4/09/47(a)(c)*	1,400	630,000
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 5.32%, 2/25/42(a)(c)	1,400	1,354,500
Neapolitan Segregated Portfolio Series 2007-1A, Class I 6.565%, 3/30/46(a)(c)*	400	112,000
Petra CRE CDO Ltd. Series 2007-1A, Class C 6.231%, 2/25/47(a)(c)	635	587,077

		3,238,077

14	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Schedule of Investments

	Principal Amount (000)	U.S. $ Value

Autos - Floating Rate – 0.7%
GE Dealer Floorplan Master Note Trust Series 2006-2, Class A 5.566%, 4/22/13(a)	$3,000	$2,971,874

Other - Fixed Rate – 0.2%
Government National Mortgage Association Series 2006-51, Class IO 0.995%, 8/16/46(b)(d)	11,752	682,877

Total Asset-Backed Securities (cost $58,058,206)		54,357,642

MORTGAGE CMO’S – 12.0%
Non-Agency Fixed Rate – 7.7%
American Home Mortgage Investment Trust Series 2004-3, Class MF1 5.35%, 10/25/34	2,000	1,959,380
Countrywide Alternative Loan Trust Series 2006-J8, Class A2 6.00%, 2/25/37	3,746	3,722,035
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2006-AB2, Class A7 5.961%, 6/25/36(b)	1,131	1,130,747
Deutsche Mortgage Securities, Inc. Series 2005-WF1, Class 1A1 5.067%, 6/26/35(b)(c)	974	963,356
Merrill Lynch Mortgage Investors, Inc. Series 2005-A8, Class A1C1 5.25%, 8/25/36(b)	1,142	1,118,928
Series 2005-A9, Class 2A1A 5.149%, 12/25/35(b)	1,710	1,693,815
Morgan Stanley Mortgage Loan Trust Series 2006-11, Class 1A2 6.354%, 8/25/36(b)	2,070	2,077,808
Nomura Asset Acceptance Corp. Series 2006-WF1, Class A2 5.755%, 6/25/36(b)	2,980	2,978,758
Residential Accredit Loans, Inc. Series 2007-QS1, Class 1A1 6.00%, 1/25/37	6,239	6,334,005
Series 2007-QS1, Class 2A10 6.00%, 1/25/37	2,341	2,360,087
Residential Asset Mortgage Products, Inc. Series 2004-SL2, Class A2 6.50%, 10/25/31	2,033	2,039,736
Structured Asset Securities Corp. Series 2006-RM1, Class AIO 5.00%, 8/25/46(c)(d)	3,971	813,967

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	15

Schedule of Investments

	Principal Amount (000)	U.S. $ Value

Washington Mutual Mortgage Pass Through Series 2007-HY4, Class 2A2 5.743%, 4/25/37(a)	$2,918	$2,904,677
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR11, Class A4 5.525%, 8/25/36(b)	1,307	1,301,371

		31,398,670

Non-Agency Adjustable Rate – 4.0%
American Home Mortgage Investment Trust Series 2005-2, Class 2A1 6.701%, 9/25/45(a)	866	866,698
Countrywide Alternative Loan Trust Series 2005-62, Class 2A1 5.988%, 12/25/35(a)	725	703,571
Series 2006-OA14, Class 3A1 5.835%, 11/25/46(a)	1,031	1,010,497
Countrywide Home Loan Mortgage Pass Through Trust Series 2004-25, Class 1A6 5.611%, 2/25/35(a)	2,740	2,566,643
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2007-OA4, Class 1A1A 5.321%, 8/25/47(a)	983	952,466
Deutsche ALT-A Securities, Inc. Mortgage Loan Series 2005-AR1, Class 1A1 5.441%, 8/25/35(a)	902	863,982
Merrill Lynch Mortgage Investors, Inc. Series 2003-F, Class A1 5.451%, 10/25/28(a)	1,986	1,930,232
Series 2004-A, Class A1 5.361%, 4/25/29(a)	1,546	1,496,303
Structured Adjustable Rate Mortgage Loan Trust Series 2005-5, Class A3 5.361%, 5/25/35(a)	204	202,825
Series 2005-9, Class 2A1 6.531%, 5/25/35(a)	616	599,592
Wachovia Bank Commercial Mortgage Trust Series 2007-WHL8, Class E 6.153%, 6/15/20(a)(c)	1,000	1,000,000
Washington Mutual Mortgage Pass Through Series 2007-OA1, Class A1A 5.683%, 2/25/47(a)	1,441	1,388,132
Washington Mutual, Inc. Series 2006-AR11, Class 1A 5.943%, 9/25/46(a)	1,176	1,143,070

16	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Schedule of Investments

	Principal Amount (000)	U.S. $ Value

Series 2006-AR11, Class 3A1A 5.903%, 9/25/46(a)	$762	$743,541
Series 2006-AR4, Class 1A1B 5.923%, 5/25/46(a)	850	810,077

		16,277,629

Agency Adjustable Rate – 0.3%
Freddie Mac Reference REMIC Series 2006-R008, Class FK 6.152%, 7/15/23(a)	1,009	1,005,996

Total Mortgage CMO’s (cost $49,386,736)		48,682,295

U.S. TREASURIES – 9.9%
U.S. Treasury Bond 4.50%, 5/15/17(f)	3,000	2,983,125
U.S. Treasury Notes 4.625%, 11/30/08	36,685	36,965,860

Total U.S. Treasuries (cost $39,916,898)		39,948,985

GOVERNMENT-RELATED – U.S. AGENCIES – 4.2%
Agency Debentures – 4.2%
Federal Home Loan Mortgage Corp. Series 2005 3.875%, 6/15/08 (cost $16,907,928)	17,000	16,895,739

INFLATION-LINKED SECURITIES – 1.9%
U.S. Treasury Notes 3.875%, 1/15/09 (TIPS) (cost $7,664,024)	7,570	7,724,925

CORPORATES – INVESTMENT GRADES – 1.6%
Financial Institutions – 1.6%
Finance – 1.6%
American General Finance Corp. 5.80%, 8/17/11(a)	4,500	4,452,165
Capital One Financial 6.004%, 9/10/09(a)	2,250	2,235,532

Total Corporates – Investment Grades (cost $6,760,938)		6,687,697

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	17

Schedule of Investments

	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.8%
Agency Discount Notes – 1.8%
Federal Home Loan Bank Zero Coupon, 10/01/07(g) (cost $7,100,000)	$7,100	$7,100,000

Total Investments – 100.5% (cost $412,702,666)		407,159,270
Other assets less liabilities – (0.5)%		(1,886,218)

Net Assets – 100.0%		$405,273,052

FINANCIAL FUTURES CONTRACTS

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2007	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 10 Yr Future	34	December 2007	$3,705,372	$3,715,562	$10,190

(a)	Floating Rate Security. Stated interest rate was in effect at September 30, 2007.
(b)	Variable rate coupon, rate shown as of September 30, 2007.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2007, the aggregate market value of these securities amounted to $28,562,086 or 7.0% of net assets.
(d)	IO–Interest Only
(e)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2007.
(f)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts. The market value of this security amounted to $397,750.
(g)	Position, or a portion thereof, has been segregated to collateralize when issued security.
*	Illiquid security.
**	Fair valued.

Glossary:

TBA—To Be Announced
TIPS—Treasury Inflation Protected Security
The Portfolio currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of September 30, 2007, the Portfolio’s total exposure to subprime investments was 8.85%. These investments are valued in accordance with the Fund's Valuation Policies (see Note I.A for additional details).

See notes to financial statements.

18	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Schedule of Investments

STATEMENT OF ASSETS & LIABILITIES

September 30, 2007

Short Duration Plus Portfolio
Assets
Investments in securities at value	$407,159,270
Cash in bank	348,444
Receivables:
Interest	2,974,092
Investment securities sold	1,490,876
Capital shares sold	671,611

Total assets	412,644,293

Liabilities
Payables:
Dividends to shareholders	516,830
Investment securities purchased	4,531,058
Capital shares redeemed	2,015,794
Management fee	163,053
Shareholder servicing fee	28,243
Transfer Agent fee	27,064
Distribution fee	32,404
Accrued expenses	53,607
Margin owed to broker on futures contracts	3,188

Total liabilities	7,371,241

Net Assets	$405,273,052

Cost of investments	$412,702,666

Net Assets Consist of:
Capital stock, at par*	$33,111
Additional paid-in capital	425,385,636
Undistributed net investment income/(excess distributions)	(442,450)
Accumulated net realized loss on investment transactions	(14,170,039)
Unrealized appreciation/(depreciation) of investments and futures transactions	(5,533,206)

$405,273,052

*	The Sanford C. Bernstein Fund, Inc., has authorized 8.4 billion shares of common stock with par value of $.001 per share.

See notes to financial statements.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	19

Statement of Assets & Liabilities

Short Duration Plus Portfolio
Calculation of Maximum Offering Price

Short Duration Plus Class Shares
Net Assets	$339,266,479
Shares of capital stock outstanding	27,718,379

Net asset value and offering price per share	$12.24

Short Duration Class A Shares
Net Assets	$40,443,819
Shares of capital stock outstanding	3,303,610

Net asset value and redemption price per share	12.24
Sales charge — 4.25% of public offering price	0.54

Maximum offering price	$12.78

Short Duration Class B Shares
Net Assets	$10,790,534
Shares of capital stock outstanding	881,648

Net asset value and offering price per share	$12.24

Short Duration Class C Shares
Net Assets	$14,772,220
Shares of capital stock outstanding	1,207,390

Net asset value and offering price per share	$12.23

See notes to financial statements.

20	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

September 30, 2007

Short Duration Plus Portfolio
Investment Income
Income:
Interest	$21,847,826

Total income	21,847,826

Expenses
Management fee (see Note 2A)	2,026,619
Shareholder servicing fee	355,957
Custodian fee	139,648
Transfer agent fee—Non-Retail Class	34,998
Transfer agent fee—Class A	47,928
Transfer agent fee—Class B	17,504
Transfer agent fee—Class C	20,711
Distribution fees—Class A	111,289
Distribution fees—Class B	135,392
Distribution fees—Class C	159,895
Registration fees	69,408
Printing fees	26,257
Auditing and tax fees	16,149
Directors’ fees and expenses	10,875
Legal fees	250
Miscellaneous	11,552

Total expenses	3,184,432
Less: expense offset arrangement	(3,832)

Net expenses	3,180,600

Net investment income	18,667,226

Realized and Unrealized Gain (Loss) on Investment Transactions

Net realized gain (loss) on:
Investment transactions	2,306,707
Futures transactions	(451,805)
Swap transactions	193,524

Net realized gain on investment transactions	2,048,426

Net decrease in unrealized appreciation/(depreciation) of: Investments, futures and swaps	(3,787,309)

Net realized and unrealized loss on investment transactions	(1,738,883)

Net Increase in Net Assets Resulting from Operations	$16,928,343

See notes to financial statements.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	21

Statement of Operations

STATEMENTS OF CHANGES IN NET ASSETS

	Short Duration Plus Portfolio
	Year Ended 9/30/07	Year Ended 9/30/06
Increase (Decrease) in Net Assets from Operations:
Net investment income	$18,667,226	$17,970,154
Net realized gain (loss) on investment transactions	2,048,426	(5,239,213)
Increase (decrease) in unrealized appreciation/(depreciation) of investments, futures and swaps	(3,787,309)	3,003,264

Net increase in net assets resulting from operations	16,928,343	15,734,205

Dividends to Shareholders:
Dividends from net investment income
Short Duration Plus Class	(16,481,134)	(16,201,942)
Class A	(1,603,458)	(1,474,775)
Class B	(486,712)	(693,848)
Class C	(577,007)	(639,565)

Total dividends to shareholders	(19,148,311)	(19,010,130)

Capital-share transactions:
Net proceeds from sales of shares	154,381,767	152,139,449
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends	8,321,266	8,182,322

Total proceeds from shares sold	162,703,033	160,321,771
Cost of shares redeemed	(204,534,259)	(201,170,521)

Decrease in net assets from capital-share transactions	(41,831,226)	(40,848,750)

Net decrease in net assets	(44,051,194)	(44,124,675)
Net Assets:
Beginning of period	449,324,246	493,448,921

End of period(a)	$405,273,052	$449,324,246

(a) Includes excess distributions of:	$(442,450)	$(433,916)

See notes to financial statements.

22	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Statements of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

September 30, 2007

NOTE 1.

Organization and Significant Accounting Policies

The AllianceBernstein Short Duration Class A, B and C shares are shares of Short Duration Plus Portfolio (the “Portfolio”) of the Sanford C. Bernstein Fund, Inc. (the “Fund”). The Fund is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. The Fund is currently comprised of 12 series each with its own investment objectives. The Short Duration Plus Portfolio commenced offering AllianceBernstein Short Duration Class A, Class B and Class C Shares on May 21, 2003 and Class R Shares on February 17, 2004 (collectively, “Short Duration Retail Classes”) in addition to the existing Short Duration Plus Class shares (the “Plus Class”). As of February 23, 2005, the Class R shares are no longer offered to shareholders. These financial statements include only the Short Duration Retail Classes. The financial highlights of the Plus Class shares are presented in a separate financial report. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A. Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	23

Notes to Financial Statements

and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

B. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

C. Futures Contracts

Upon entering into a futures contract, the Portfolio is required to deposit cash or to pledge securities and maintain as collateral an initial margin with the broker equal to a certain percentage of the purchase price indicated in the futures contract. Subsequent payments, which are dependent on the daily fluctuations in the market value of the underlying index or security, are made or received by the Portfolio each day (daily variation margin) or at other intervals as is required. The aggregate of these payments or receipts through the expiration of the futures contract is recorded for book purposes as unrealized gains or losses by the Portfolio. If the Portfolio enters into a closing transaction, it will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract at the time it was opened or purchased and its value at the time it was closed.

24	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

D. Taxes

The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, the Portfolio will not be subject to federal income taxes to the extent that all of its income is distributed. The Fund may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains, and net unrealized appreciation/depreciation as such income and/or gains are earned.

E. Repurchase Agreements

The Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receive delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

F. Securities Transactions on a When-Issued or Delayed-Delivery Basis

The Portfolio may purchase securities on a when-issued basis or sell securities on a delayed-delivery basis. At the time the Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time the Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value. The Portfolio segregates cash and marketable securities at least equal in value to its purchase commitment for when-issued or delayed-delivery securities, and segregates portfolio securities on a delayed-delivery basis.

G. Distribution of Income and Gains

Net investment income of the Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Distributions of net realized gains, less any available loss carryforwards, if any, will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying financial statements. Certain other differences — permanent differences — arise because treatment of elements of income and gains is different between book

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	25

Notes to Financial Statements

and tax accounting. Permanent differences are reclassified in the year they arise. Permanent differences have no effect on net assets.

H. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to the Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

I. Interest Rate Swap Agreements

The Portfolio may enter into swaps to hedge its exposure to interest rates or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

As of October 1, 2003, the Portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statement of operations. Prior to October 1, 2003, these interim payments were reflected within interest income/expense in the statements of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

J. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated

26	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the year ended September 30, 2007, the Portfolio had not entered into any reverse repurchase agreement.

K. Mortgage-Backed Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and such Portfolio’s simultaneously contracting to repurchase similar securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. In consideration for entering into the commitment to repurchase the Portfolio is compensated by “fee income”, which is received when the Portfolio enters into the commitment. Such fee income is recorded as deferred income and accrued by the Portfolio over the roll period. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio.

NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of the Portfolio’s assets, places purchase and sales orders and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board of Directors.

The Portfolio pays the Adviser an investment management fee at an annualized rate of 0.50% of the first $250 million, 0.45% of the next $500 million, and 0.40% of the Portfolio’s average daily net assets over $750 million. The fee is accrued daily and paid monthly. See also Note 10 — Subsequent Events.

B. Transfer Agency Agreement; Shareholder Servicing Agreement

Under a Transfer Agency Agreement between the Fund, on behalf of the Short Duration Retail Classes and AllianceBernstein Investor Services, Inc. (“ABIS”), the Short Duration Retail Classes compensate ABIS, a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $34,190 for the year ended September 30, 2007.

For the year ended September 30, 2007, the expenses for the Short Duration Retail Classes were reduced under an expense offset arrangement with ABIS by $3,832.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	27

Notes to Financial Statements

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to individual shareholders of the Portfolio (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. This agreement applies only to the Plus Class Shares of the Portfolio. Under the agreement, the fee payable by the Plus Class share for services under this agreement is an annual rate of ..10 of 1% of the average daily net assets of the Portfolio during the month.

C. Distribution Arrangements — Short Duration Plus Class Shares

Under the Distribution Agreement between the Fund, on behalf of the Plus Class shares of the Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell Plus Class shares of the Portfolio. This agreement does not apply to the Short Duration Class Shares of the Portfolio. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly-owned subsidiary of the Adviser.

D. Distribution Arrangements — Short Duration Retail Classes

The Short Duration Retail Classes of the Portfolio have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each such class pays distribution services fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .30 of 1% of the Class A and 1% of the Class B and Class C shares of the respective average daily net assets attributable to the Retail Classes. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Portfolio that it has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $197,873 and $663,961 for Class B and Class C shares, respectively. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s Short Duration Class shares.

28	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

E. Other Transactions with Affiliates

Class A shares of the Portfolio are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase.

The Distributor has advised the Portfolio that it has retained front-end sales charges of $1,269 from the sales of Class A shares and received $13,110, $9,988, and $2,638 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended September 30, 2007.

NOTE 3.

Investment Security Transactions

Purchases and Sales

For the period from October 1, 2006 through September 30, 2007 the Portfolio had purchase and sales transactions, excluding repurchase transactions and transactions in short-term instruments, as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$148,616,582	$148,132,194
U.S. government securities	393,950,640	376,619,329

NOTE 4.

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2007 and September 30, 2006, were as follows:

	2007	2006
Distributions paid from:
Ordinary income	$19,148,311	$19,010,130

Total distributions paid	$19,148,311	$19,010,130

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	29

Notes to Financial Statements

As of September 30, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gains (Losses)(a)	Unrealized Appreciation/ (Depreciation)(b)	Total Accumulated Earnings/ (Deficit)(c)
$74,380	$(14,108,980)	$(5,543,396)	$(19,577,996)

(a)

On September 30, 2007, the Portfolio had a net capital loss carry forward of $3,594,854 which expires in the year 2013, $6,491,604 which expires in the year 2014 and $4,022,522 which expires in the year 2015. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended September 30, 2007, the Fund deferred to October 1, 2006 post October capital losses of $50,869.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, straddles and swap income (loss) accrual.

(c)	The difference between the book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to current year dividends payable and post October loss deferrals.

NOTE 5.

Risk Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk — Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Indemnification Risk — In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE 6.

Risks Involved in Futures Contracts

The Portfolio may purchase or sell financial futures contracts for the purpose of hedging their portfolios against adverse effects of anticipated movements in the market. Financial futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index or the market value in U.S. dollars of a foreign currency. The contract amounts reflect the extent of the

30	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

Portfolio’s involvement and risk of loss in these financial instruments. A Portfolio’s participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Portfolio’s activities in futures contracts are conducted through regulated exchanges that do not result in counterparty credit risks.

NOTE 7.

Capital-Share Transactions

The Fund has authorized 8.4 billion shares of common stock, par value $0.001 per share, of which, at September 30, 2007, 8.1 billion are divided into 12 Portfolios. It has allocated 1 billion shares to the Portfolio, divided evenly into the five classes (including Class R shares which are not currently being offered). Share transactions for the year ended September 30, 2007 and the year ended September 30, 2006, were as follows:

	Shares		Amount
	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/07	Year Ended 9/30/06
Short Duration Plus Class
Shares sold	9,632,290	10,187,262	$118,513,609	$125,063,018

Shares issued to shareholders on reinvestment of dividends	495,875	482,774	6,095,997	5,929,774

Shares redeemed	(12,956,393)	(12,311,860)	(159,402,421)	(151,236,495)

Net decrease	(2,828,228)	(1,641,824)	(34,792,815)	(20,243,703)

Beginning of period	30,546,607	32,188,431	388,323,333	408,567,036

End of period	27,718,739	30,546,607	$353,530,518	$388,323,333

Short Duration Class A Shares
Shares sold	2,395,427	1,484,705	$29,459,696	$18,226,135

Shares issued to shareholders on reinvestment of dividends	111,647	104,592	1,355,765	1,284,698

Shares converted from Class B	93,308	88,835	1,148,471	1,091,514

Shares redeemed	(2,351,422)	(2,061,744)	(28,889,134)	(25,325,803)

Net increase (decrease)	248,960	(383,612)	3,074,798	(4,723,456)

Beginning of period	3,054,650	3,438,262	40,290,124	45,013,580

End of period	3,303,610	3,054,650	$43,364,922	$40,290,124

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	31

Notes to Financial Statements

	Shares		Amount
	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/07	Year Ended 9/30/06

Short Duration Class B Shares
Shares sold	162,451	236,120	$1,997,861	$2,898,894

Shares issued to shareholders on reinvestment of dividends	31,879	44,488	383,704	546,554

Shares converted to Class A	(93,322)	(88,845)	(1,148,471)	(1,091,514)

Shares redeemed	(592,633)	(1,075,779)	(7,281,768)	(13,218,741)

Net decrease	(491,625)	(884,016)	(6,048,674)	(10,864,807)

Beginning of period	1,373,273	2,257,289	18,368,118	29,232,925

End of period	881,648	1,373,273	$12,319,444	$18,368,118

Short Duration Class C Shares
Shares sold	265,561	396,611	$3,262,130	$4,859,888

Shares issued to shareholders on reinvestment of dividends	40,096	34,312	485,800	421,296

Shares redeemed	(636,641)	(838,343)	(7,812,465)	(10,297,968)

Net decrease	(330,984)	(407,420)	(4,064,535)	(5,016,784)

Beginning of period	1,538,374	1,945,794	20,268,180	25,284,964

End of period	1,207,390	1,538,374	$16,203,645	$20,268,180

NOTE 8.

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the

32	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the “Mutual Fund MDL”). On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding (“MOU”) containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million) which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE 9.

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes”

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	33

Notes to Financial Statements

(“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

NOTE 10. Subsequent Events

On October 25, 2007, the Board of Directors of the Fund approved an amended Investment Management Agreement for an additional annual term, which revised the fees payable by the Fund to the Adviser, on behalf of the Portfolio as set forth below:

	Annual Percentage of Average Daily Net Assets of the Portfolio
	First $750 million	Thereafter
Short Duration Plus	0.45%	0.40%

34	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended September 30,					Period Ended September 30, 2003(a)
	2007	2006		2005	2004

Net asset value, beginning of period	$12.31	$12.39		$12.67	$12.84	$12.87

Income From Investment Operations
Investment income, net†	.51	.45		.33	.27	.08
Net realized and unrealized loss on investment transactions	(.05)	(.06)		(.24)	(.13)	(.03)

Total from investment operations	.46	.39		.09	.14	.05

Less Dividends and Distributions
Dividends from taxable net investment income	(.53)	(.47)		(.36)	(.29)	(.08)
Distributions from net realized gain on investment transactions	– 0 –	– 0 –		(.01)	(.02)	– 0 –

Total dividends and distributions	(.53)	(.47)		(.37)	(.31)	(.08)

Net asset value, end of period	$12.24	$12.31		12.39	$12.67	$12.84

Total return(b)	3.80%	3.23%		.77%	1.03%	.48%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$40,444	$37,595		$42,602	$58,793	$92,075
Average net assets (000’s omitted)	$37,096	$38,239		$50,872	$79,399	$56,063
Ratio of expenses to average net assets	.98%	1.03	%(c)	1.02%	1.03%	.91%*
Ratio of expenses to average net assets excluding interest	.98%	1.03	%(c)	1.02%	1.01%	.91%*
Ratio of net investment income to average net assets	4.21%	3.63	%(c)	2.61%	2.06%	1.81%*
Portfolio turnover rate	127%	157%		220%	359%	283%

See footnote summary on page 37.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	35

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Year Ended September 30,					Period Ended September 30, 2003(a)
	2007	2006		2005	2004

Net asset value, beginning of period	$12.31	$12.39		$12.67	$12.84	$12.87

Income From Investment Operations
Investment income, net†	.43	.36		.24	.17	.05
Net realized and unrealized loss on investment transactions	(.06)	(.05)		(.24)	(.12)	(.03)

Total from investment operations	.37	.31		.00	.05	.02

Less Dividends and Distributions
Dividends from taxable net investment income	(.44)	(.39)		(.27)	(.20)	(.05)
Distributions from net realized gain on investment transactions	– 0 –	– 0 –		(.01)	(.02)	– 0 –

Total dividends and distributions	(.44)	(.39)		(.28)	(.22)	(.05)

Net asset value, end of period	$12.24	$12.31		$12.39	$12.67	$12.84

Total return(b)	3.09%	2.55%		.05%	.32%	.24%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10,791	$16,899		$27,964	$44,281	$34,311
Average net assets (000’s omitted)	$13,539	$22,110		$36,245	$39,445	$16,797
Ratio of expenses to average net assets	1.68%	1.73	%(c)	1.72%	1.75%	1.64%*
Ratio of expenses to average net assets excluding interest	1.68%	1.73	%(c)	1.72%	1.73%	1.64%*
Ratio of net investment income to average net assets	3.48%	2.91	%(c)	1.90%	1.34%	1.13%*
Portfolio turnover rate	127%	157%		220%	359%	283%

See footnote summary on page 37.

36	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended September 30,					Period Ended September 30, 2003(a)
	2007	2006		2005	2004

Net asset value, beginning of period	$12.30	$12.38		$12.66	$12.84	$12.87

Income From Investment Operations
Investment income, net†	.43	.36		.24	.17	.05
Net realized and unrealized loss on investment transactions	(.06)	(.05)		(.24)	(.13)	(.03)

Total from investment operations	.37	.31		.00	.04	.02

Less Dividends and Distributions
Dividends from taxable net investment income	(.44)	(.39)		(.27)	(.20)	(.05)
Distributions from net realized gain on investment transactions	– 0 –	– 0 –		(.01)	(.02)	– 0 –

Total dividends and distributions	(.44)	(.39)		(.28)	(.22)	(.05)

Net asset value, end of period	$12.23	$12.30		$12.38	$12.66	$12.84

Total return(b)	3.09%	2.54%		.05%	.25%	.24%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$14,772	$18,923		$24,096	$39,581	$32,929
Average net assets (000’s omitted)	$15,989	$20,279		$31,428	$36,998	$18,054
Ratio of expenses to average net assets	1.69%	1.74	%(c)	1.72%	1.74%	1.63%
Ratio of expenses to average net assets excluding interest	1.69%	1.74	%(c)	1.72%	1.72%	1.63%
Ratio of net investment income to average net assets	3.49%	2.93	%(c)	1.90%	1.35%	1.11%
Portfolio turnover rate	127%	157%		220%	359%	283%

*	Annualized.

†	Based on average shares outstanding.

(a)	Commenced distribution on May 21, 2003.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	The ratio includes expenses attributable to costs of proxy solicitation.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	37

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and AllianceBernstein Short Duration Retail Class Shareholders of Sanford C. Bernstein Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Short Duration Plus Portfolio (one of the twelve portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter referred to as the “Fund”) at September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Short Duration Retail Classes for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 28, 2007

38	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Report of Independent Registered Public Accounting Firm

BOARD OF DIRECTORS

Rosalie Wolf(1), Chairman

Marilyn G. Fedak, President

Irwin Engelman(1)(2)

Bart Friedman(1)(3)

William Kristol(1)(3)

Donald K. Peterson(1)(3)

Thomas B. Stiles, II(1)(3)

OFFICERS

Philip L. Kirstein, Senior Vice President & Independent Compliance Officer

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Emilie D. Wrapp, Secretary

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Distributor†

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent†

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Ave. New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

(1)	Member of the Audit Committee and the Independent Directors Committee.

(2)	Member of the Fair Value Pricing Committee.

(3)	Member of the Governance, Nominating and Compensation Committee.

†	For the Retail Classes only.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	39

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS, AGE (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
INTERESTED DIRECTOR
Marilyn G. Fedak,** 1345 Avenue of the Americas New York, NY 10105 60 (2006)	Executive Vice President of the Adviser, with which she has been associated since prior to 2002. She is the Head of Bernstein Global Value Equities and Co-Chief Investment Officer of U.S. Large Cap Value Equities.	12	None

DISINTERESTED DIRECTORS***
Rosalie J. Wolf, # 66 (2000) Chairman of the Board	Managing Partner, Botanica Capital Partners LLC, and a member of the Investment Committee of the Board at the David and Lucile Packard Foundation. Formerly, she was a Managing Director at Offit Hall Capital Management LLC from January 2001 through 2003. From 1994-2000 she was Treasurer and Chief Investment Officer, The Rockefeller Foundation. Earlier she held financial executive positions with International Paper Company, Bankers Trust, and Mobil Oil Corporation.	12	TIAA-CREF; North European Oil Royalty Trust

Irwin Engelman, # ^ 73 (2000)	Business Consultant. Formerly, he was Executive Vice President and Chief Financial Officer of Youth Stream Media Networks; Vice Chairman and Chief Administrative Officer of Revlon, Inc. and Executive Vice President and Chief Financial Officer of MacAndrews & Forbes Holdings Inc. since prior to 2002.	12	WellGen Inc.; eMagin Corporation; New Plan Excel Realty Trust

40	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Management of the Fund

NAME, ADDRESS, AGE (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Bart Friedman # + 62 (2005)	Senior Partner at Cahill Gordon & Reindel LLP (law firm) since prior to 2002.	12	The Brookings Institution; Lincoln Center for the Performing Arts; The Mountain School of Milton Academy; Allied World Assurance Holdings

William Kristol, # + 54 (1994)	Editor, The Weekly Standard since prior to 2002.	12	Manhattan Institute; John M Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Shalem Foundation

Donald K. Peterson, # + 58 (2007)	Formerly, Chairman & Chief Executive Officer, Avaya Inc. (January 2002-September 2006); President and Chief Executive Officer, Avaya Inc. (October 2000-December 2001); Chief Financial Officer, Lucent Technologies (1996-February 2000); President, Enterprise Systems Group (February 2000-September 2000); Chief Financial Officer, AT&T, Communications Services Group (1995-1996); President, Nortel Communications Systems, Inc. (1994-1995). Prior thereto he was at Nortel from (1976-1995).	12	Amos Tuck School of Business Administration; Teachers Insurance & Annuity Association of America; Committee for Economic Development

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	41

Management of the Fund

NAME, ADDRESS, AGE (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Thomas B. Stiles, II, # + 67 (2003)	President – Cedar Lawn Corporation (cemetery). Formerly, Managing Director, Senior Portfolio Manager and Director of Investment Strategy of Smith Barney Asset Management from 1997 until his retirement in 1999. Prior thereto, Chairman and Chief Executive Officer of Greenwich Street Advisors from 1988-1997 and Executive Vice President and Director of E.F. Hutton Group from 1982-1987.	12	Cedar Lawn Corporation

*	There is no stated term of office for the Directors.

**	Ms. Fedak is an “interested person”, as defined in the 1940 Act, due to her affiliation with AllianceBernstein.

***	The address for each of the Fund’s Disinterested Directors is c/o Philip L. Kirstein, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

#	Member of the Audit Committee and the Independent Directors Committee.

^	Member of the Fair Value Pricing Committee.

+	Member of the Governance, Nominating and Compensation Committee.

42	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Marilyn G. Fedak, 60	President	See biography above.

Philip L. Kirstein, 62	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds with which he has been associated since October 2004. Prior thereto he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to 2001 until March 2003.

Emilie D. Wrapp, 52	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)**, with which she has been associated since prior to 2002.

Joseph J. Mantineo, 48	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2002.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618 for a free prospectus or SAI.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	43

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDERS REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Portfolios:2

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

This is a summary of the evaluation prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

1	It should be noted that the Senior Officer’s evaluation was completed on October 17, 2007.

2	Future references to the various Portfolios do not include “Sanford C. Bernstein.” It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Advisor Class shares of the Portfolios unless otherwise indicated.

44	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fees set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement:

Portfolio	Advisory Fee Based on % of Average Daily Net Assets[3]
Tax-Managed International Portfolio	First $1 billion	0.925%
International Portfolio	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	Excess of $8 billion	0.650%

Emerging Markets Portfolio	First $1 billion	1.175%
	Next $1 billion	1.050%
	Next $1 billion	1.000%
	Excess of $3 billion	0.900%

U.S. Government Short Duration Portfolio	First $250 million	0.500%
Short Duration Plus Portfolio	Next $500 million	0.450%
	Excess of $750 million	0.400%

Short Duration California Municipal Portfolio	First $750 million	0.450%
Short Duration Diversified Municipal Portfolio	Excess of $750 million	0.400%
Short Duration New York Municipal Portfolio

Intermediate Duration Portfolio	First $1 billion	0.500%
California Municipal Portfolio	Next $2 billion	0.450%
Diversified Municipal Portfolio	Next $2 billion	0.400%
New York Municipal Portfolio	Excess of $5 billion	0.350%

3	The advisory fees of each Portfolio are based on the percentage of each Portfolio’s net assets, not a combination of any of the Portfolios shown.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	45

The Portfolios’ net assets on September 30, 2007 are set forth below:

Portfolio	Net Assets ($MM)
Tax-Managed International Portfolio	$9,509.3
International Portfolio	$4,403.7
Emerging Markets Portfolio	$3,231.5
U.S. Government Short Duration Portfolio	$81.2
Short Duration Plus Portfolio	$407.0
Intermediate Duration Portfolio	$5,064.2
Short Duration California Municipal Portfolio	$80.6
Short Duration Diversified Municipal Portfolio	$251.5
Short Duration New York Municipal Portfolio	$111.6
California Municipal Portfolio	$1,427.6
Diversified Municipal Portfolio	$4,740.7
New York Municipal Portfolio	$1,787.6

Set forth below are the Portfolios’ total expense ratios, annualized for the period from October 1, 2006 through June 30, 2007:

Portfolio	Total Expense Ratio		Fiscal Year End
Tax-Managed International Portfolio	Advisor	1.12%	September 30
	Class A	1.40%
	Class B	2.09%
	Class C	2.10%

International Portfolio	Advisor	1.18%	September 30
	Class A	1.46%
	Class B	2.16%
	Class C	2.17%

Emerging Markets Portfolio	Advisor	1.528%	September 30

U.S. Government Short Duration Portfolio	Advisor	0.77%	September 30

Short Duration Plus Portfolio	Advisor	0.65%	September 30
	Class A	0.98%
	Class B	1.68%
	Class C	1.69%

Intermediate Duration Portfolio	Advisor	0.58%	September 30

Short Duration California Municipal Portfolio[4]	Advisor	0.73%	September 30

Short Duration Diversified Municipal Portfolio[4]	Advisor	0.65%	September 30

Short Duration New York Municipal Portfolio[4]	Advisor	0.69%	September 30

4	The total expense ratios shown are for a period that includes one month of the higher fee schedule (October 2006) in effect for the Short Duration Municipal Portfolios. The total expense ratios of the Short Duration Municipal Portfolios would have been lower had the reduced advisory fee been in effect for the full period.

46	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio	Total Expense Ratio		Fiscal Year End
California Municipal Portfolio	Advisor	0.62%	September 30
	Class A	0.92%
	Class B	1.62%
	Class C	1.62%

Diversified Municipal Portfolio	Advisor	0.58%	September 30
	Class A	0.87%
	Class B	1.57%
	Class C	1.57%

New York Municipal Portfolio	Advisor	0.61%	September 30
	Class A	0.90%
	Class B	1.60%
	Class C	1.60%

I.   MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Servicing the Portfolios’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if a fund is in net redemption, and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	47

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and the legal and reputation risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Portfolios.5 In addition to the AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AllianceBernstein Institutional fee schedule been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2007 net assets.

Portfolio	Net Assets 09/30/07 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	$9,509.3	International Style Blend 80 bp on 1st $25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.403%	0.795%

International Portfolio	$4,403.7	International Style Blend 80 bp on 1st $25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.407%	0.862%

Emerging Markets Portfolio	$3,231.5	Emerging Markets Style Blend 100 bp on 1st $50 million 80 bp on the balance Minimum account size: $50m	0.803%	1.062%

U.S. Government Short Duration Portfolio[6]	$81.2	Low Duration 45 bp on 1st $30 million 18 bp on the balance Minimum account size: $25m	0.280%	0.500%

Short Duration Plus Portfolio	$407.0	Low Duration 45 bp on 1st $30 million 18 bp on the balance Minimum account size: $25m	0.200%	0.481%

5	The adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiable vary based upon each client relationship.

6	The Portfolio’s duration target of 1 to 3 years is similar to that of AllianceBernstein Institutional Low Duration, which targets a duration within 20% of the Merrill Lynch 1–3 Year Treasury Index. However, unlike AllianceBernstein Institutional Low Duration, the Portfolio has a relatively more restrictive investment strategy, which limits the Portfolio to invest primarily in U.S. Government and agency securities.

48	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio	Net Assets 09/30/07 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Intermediate Duration Portfolio	$5,064.2	U.S. Core Plus 50 bp on 1st $30 million 20 bp on the balance Minimum account size: $25m	0.202%	0.439%

Short Duration California Municipal Portfolio	$80.6	Short Duration California Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.225%	0.450%

Short Duration Diversified Municipal Portfolio	$251.5	Short Duration Diversified Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $3m	0.178%	0.450%

Short Duration New York Municipal Portfolio	$111.6	Short Duration New York Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.213%	0.450%

California Municipal Portfolio	$1,427.6	Intermediate Duration California Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.194%	0.485%

Diversified Municipal Portfolio	$4,740.7	Intermediate Duration Diversified Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.189%	0.442%

New York Municipal Portfolio	$1,787.6	Intermediate Duration New York Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.193%	0.478%

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	49

The Adviser also manages the AllianceBernstein Mutual Funds (“ABMF”), which are investment companies. The advisory schedule of these funds, implemented in January 2004, as a result of the Assurance of Discontinuance between the NYAG and the Adviser, contemplates eight categories with almost all of the AllianceBernstein Mutual Funds in each category having the same fee schedule. In addition to the fee schedules of certain of those categories applicable to the Portfolios, set forth below are what would have been the effective fees of the Portfolios had the fee schedules of the AllianceBernstein Mutual Funds been applied to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2007 net assets.

Portfolio	ABMF Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.653%	0.795%

International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.707%	0.862%

Emerging Markets Portfolio	Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.727%	1.062%

U.S. Government Short Duration Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.500%

Short Duration Plus Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.481%

Intermediate Duration Portfolio[7]	High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	0.474%	0.439%

Short Duration California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

7	The Adviser also manages Sanford C. Bernstein Fund II – Intermediate Duration Institutional Portfolio (“SCB II”), an open-end mutual fund that has a somewhat similar investment style as the Portfolio. SCB II is charged by the Adviser an advisory fee rate 0.50% on the first $1 billion and 0.45% thereafter. SCB II has an expense cap of 0.45%, which effectively reduces the advisory fee. If the Portfolio, which has a total expense ratio of 0.59%, had an expense cap of 0.45%, the Adviser would retain 29.7 basis points of the advisory fee.

50	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio	ABMF Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.485%

Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.426%	0.442%

New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.478%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg funds that have a somewhat similar investment style as the Emerging Markets Portfolio:

Portfolio	Luxembourg Fund	Luxembourg Fee[8]
Emerging Markets Portfolio	Emerging Markets Value Class S (Institutional)	0.95%

	Emerging Markets Growth Class A Class S (Institutional)	1.70% 0.90%

The Alliance Capital Investment Trust Management mutual funds (“ACITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ACITM mutual funds that have a similar investment style as certain of the Portfolios are set forth below:

Portfolio	ACITM Mutual Fund	ACITM Fee[9]
Tax-Managed International Portfolio	Alliance International Blend[10]	0.30%[11]

International Portfolio	Alliance International Blend[10]	0.30%[11]

Emerging Markets Portfolio	AllianceBernstein Emerging Markets Growth[10] Bernstein Emerging Markets Stock A,B Bernstein Emerging Markets Stock F,FB10	0.80% 0.90% 0.80%

8	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

9	The Japanese Yen-U.S. dollar currency exchange rate quoted at 4 p.m. on September 25, 2007 by Reuters was ¥114.73 per $1. At that currency exchange rate, every ¥1 billion would be equivalent to approximately $8.7 million.

10	This ACITM fund is privately placed or institutional.

11	The fund is offered to three institutional clients that are charged a separate fee for managing their assets in addition to the 0.30%.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	51

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families that have a similar investment style as certain of the Portfolios. Set forth below are what would have been the effective advisory fees of the Portfolios had the fee schedule of the sub-advisory relationships been applicable to those Portfolios based on September 30, 2007 net assets and the Portfolios’ advisory fees:

Portfolio		Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	Client No. 1	0.60% on first $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% thereafter	0.437%	0.795%

Tax-Managed International Portfolio	Client No. 2	0.80% on first $25 million 0.65% on next $25 million 0.55% on next $50 million 0.45% on next $100 million 0.40% thereafter	0.403%	0.795%

International Portfolio	Client No. 3	0.60% on first $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% thereafter	0.479%	0.862%

	Client No. 4	0.80% on first $25 million 0.65% on next $25 million 0.55% on next $50 million 0.45% on next $100 million 0.40% thereafter	0.407%	0.862%

Emerging Markets Portfolio	Client No. 5	0.90% on first $65 million 0.75% thereafter	0.753%	1.062%

	Client No. 6	0.75% on first $50 million 0.55% on next $50 million 0.50% on next $300 million 0.45% thereafter	0.461%	1.062%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations.

52	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included each Portfolio’s ranking with respect to the contractual management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”) at the approximate current asset level of the subject Portfolio.12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes.13 An EG will typically consist of seven to twenty funds.

The original EGs of all of the Portfolios had an insufficient number of peers, in the view of the Senior Officer and the Adviser. Consequently, at the request of the Senior Officer and the Adviser, Lipper expanded all of the Portfolios’ EGs to include peers with a different load type,14 and for certain Portfolios, a similar but not the same Lipper investment classification/objective. Because Lipper had expanded the Portfolios’ EGs, under Lipper’s standard guidelines, the Portfolios’ Lipper Expense Universes (“EU”)15 were also expanded to include the universes of peers that had a similar but not the same Lipper investment objective/classification and load type.

12	The contractual management fee is calculated by Lipper using each Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined current net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

13	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

14	The EGs and EUs for all Portfolios were expanded to include peers of the following load type: institutional load, front-end load and no-load.

15	Lipper describes an EU as a broader group consisting of all funds in the same investment classification/objective with a similar load type as the subject Portfolio. A “normal” EU will include funds that have the same investment objective/classification as the subject fund. Except for asset size comparability, Lipper uses the same criteria for selecting EG peers when selecting EU peers. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	53

Portfolio	Contractual Management Fee (%)	EG Median (%)	EG Rank
Tax-Managed International Portfolio[16]	0.799	0.813	7/14

International Portfolio[16]	0.864	0.881	6/12

Emerging Markets Portfolio	1.076	1.200	5/13

U.S. Government Short Duration Portfolio	0.500	0.490	8/13

Short Duration Plus Portfolio	0.479	0.490	7/16

Intermediate Duration Portfolio	0.441	0.441	7/13

Short Duration California Municipal Portfolio[16]	0.450	0.607	3/10

Short Duration Diversified Municipal Portfolio	0.450	0.451	6/14

Short Duration New York Municipal Portfolio[16]	0.450	0.607	3/8

California Municipal Portfolio[16]	0.486	0.579	4/17

Diversified Municipal Portfolio[16]	0.444	0.434	8/12

New York Municipal Portfolio[16]	0.479	0.570	3/17

Set forth below is a comparison of the Portfolios’ total expense ratios and the medians of their EGs and EUs. The Portfolios’ rankings are also shown. Pro-forma total expense ratios are also shown for the Short Duration Municipal Portfolios (in bold and italicized):17

Portfolio	Expense Ratio (%)[18]	EG Median (%)	EG Rank	EU Median (%)	EU Rank
Tax-Managed International Portfolio[19]	1.152	1.154	7/14	1.338	89/293

International Portfolio[19]	1.202	1.226	6/12	1.337	100/268

Emerging Markets Portfolio	1.580	1.633	6/13	1.616	58/127

U.S. Government Short Duration Portfolio	0.793	0.751	10/13	0.719	34/49

Short Duration Plus Portfolio	0.658	0.800	6/16	0.646	45/74

Intermediate Duration Portfolio	0.597	0.712	2/13	0.742	74/268

16	The Portfolio’s EG was expanded with respect to investment classification/objective by Lipper at the request of the Senior Officer and the Adviser.

17	Pro-forma shows what the total expense ratio of a Portfolio would have been had changes to the Portfolio’s advisory fee schedule been applicable to the Portfolio for the full fiscal year.

18	Except for pro-forma total expense ratios, the expense ratios are for the most recently completed fiscal year Advisor Class.

19	The Portfolio’s EU was expanded with respect to investment classification/objective by Lipper under standard Lipper guidelines.

54	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio	Expense Ratio (%)[18]	EG Median (%)	EG Rank	EU Median (%)	EU Rank
Short Duration California Municipal Portfolio[19]	0.806	0.756	6/10	0.725	18/23
Pro-forma	0.756	0.756	6/10	0.725	17/23

Short Duration Diversified Municipal Portfolio	0.701	0.651	9/14	0.600	23/36
Pro-forma	0.651	0.651	8/14	0.600	22/36

Short Duration New York Municipal Portfolio[19]	0.737	0.737	4/8	0.727	13/22
Pro-forma	0.687	0.737	4/8	0.727	11/22

California Municipal Portfolio[19]	0.634	0.746	5/17	0.754	31/134

Diversified Municipal Portfolio[19]	0.595	0.598	6/12	0.679	38/117

New York Municipal Portfolio[19]	0.622	0.746	5/17	0.753	25/135

Except for Short Duration Plus Portfolio, Intermediate Duration Portfolio and Diversified Municipal Portfolio, which have a more favorable ranking on a total expense ratio basis than a contractual management fee basis, and Tax-Managed International Portfolio and International Portfolio, which have equally favorable rankings, the Portfolios have a more favorable ranking on a contractual management fee basis than they do on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

Members of the Adviser’s finance areas met with the consultant, retained by the Senior Officer to provide independent advice regarding the alignment of the two profitability reporting systems as well as the methodologies and allocations utilized by both profitability reporting systems, to review recent updates to the Adviser’s two profitability reporting systems. The two profitability systems, which are aligned, allow the Adviser’s management and the Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Information regarding the Adviser’s profitability attributable to the Portfolios, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability for providing investment advisory services to the Portfolios increased for nine of the twelve Portfolios during the calendar year 2006 relative to 2005. The Portfolios have a Shareholder Servicing Agreement with the Adviser where the Adviser pays expenses it incurs in providing shareholder servicing to the Portfolios. Under the Shareholder Servicing Agreement, except for Tax-Managed International Portfolio,

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	55

International Portfolio and Emerging Markets Portfolio (the “Equity Portfolios”), which pays 0.25%, the remaining Portfolios, which are primarily invested in fixed income securities (the “Fixed Income Portfolios”), pay 0.10% of the Portfolios’ daily net assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement in the Portfolios’ most recently completed fiscal year:

Portfolio	Shareholder Serving Agreement Fee
Tax-Managed International Portfolio	$17,220,119
International Portfolio	$7,814,037
Emerging Markets Portfolio	$5,078,063
U.S. Government Short Duration Portfolio	$83,170
Short Duration Plus Portfolio	$383,702
Intermediate Duration Portfolio	$3,694,176
Short Duration California Municipal Portfolio	$67,878
Short Duration Diversified Municipal Portfolio	$228,571
Short Duration New York Municipal Portfolio	$113,877
California Municipal Portfolio	$1,073,155
Diversified Municipal Portfolio	$3,309,135
New York Municipal Portfolio	$1,364,506

In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and commissions for providing brokerage services. In addition the Adviser benefits from soft dollar arrangements which offset research related expenses the Adviser would otherwise incur.

Certain of the Portfolios have retail class shares. Except for Short Duration Plus Portfolio, the retail classes make up a relatively small percentage of each of those Portfolios’ total net assets:

Portfolio	Retail Classes Net Assets 09/30/07 ($MM)	Retail Classes Net Assets as a % of Total Net Assets
Tax-Managed International Portfolio	$12.7	0.13%
International Portfolio	$85.0	1.93%
Short Duration Plus Portfolio	$66.0	16.22%
California Municipal Portfolio	$47.7	3.34%
Diversified Municipal Portfolio	$90.1	1.90%
New York Municipal Portfolio	$65.7	3.68%

56	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the principal underwriter of the Portfolios’ retail classes. ABI and the Adviser have disclosed in the prospectuses of the Portfolios’ retail classes that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2006, ABI paid approximately 0.044% of the average monthly assets of the AllianceBernstein Mutual Funds (which includes the retail classes of the Portfolios) or approximately $20.4 million for distribution services and educational support (revenue sharing payments). For 2007, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20 million.

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the Portfolios’ most recently completed fiscal year:

Portfolio	Amount Received
Tax-Managed International Portfolio	$1,838
International Portfolio	$11,726
Short Duration Plus Portfolio	$3,777
California Municipal Portfolio	$1,609
Diversified Municipal Portfolio	$1,888
New York Municipal Portfolio	$3,860

ABI received the following Rule 12b-1 fees and CDSC for the Portfolios during the Portfolios’ most recently completed fiscal year:

Portfolio	12b-1 Fee Received	CDSC Received
Tax-Managed International Portfolio	$27,764	$1,542
International Portfolio	$250,206	$15,111
Short Duration Plus Portfolio	$538,608	$47,952
California Municipal Portfolio	$547,193	$15,064
Diversified Municipal Portfolio	$1,288,761	$61,226
New York Municipal Portfolio	$811,017	$51,989

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent of the retail classes of the Portfolios, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability decreased in 2006 in comparison to

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	57

2005. During the Portfolios’ most recently completed fiscal year, ABIS received the following net fees from the retail classes of the Portfolios:20

Portfolio	ABIS Fee	Expense Offset
Tax-Managed International Portfolio[21]	$1,785	$54
International Portfolio	$23,976	$1,145
Short Duration Plus Portfolio	$39,964	$2,068
California Municipal Portfolio	$18,000	$610
Diversified Municipal Portfolio	$37,496	$1,658
New York Municipal Portfolio	$22,334	$1,194

Certain of the Portfolios effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolios’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with these Portfolios is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolios. These credits and charges are not being passed onto to any SCB client.

V.   POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,22 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli23 study on advisory fees and various fund

20	The fee disclosed is net of expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Portfolio’s account.

21	With respect to Tax-Managed International Portfolio, ABIS voluntarily agreed to waive a portion of its fees in the amount of $16,215.

22	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

23	The Deli study was originally published in 2002 based on 1997 data.

58	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

characteristics. The preliminary results of the updated study, based on more recent data and using Lipper classifications, were found to be consistent with the results of the original study. The independent consultant observed patterns of lower advisory fees for funds with higher levels of assets and funds from larger family sizes compared to funds with smaller asset levels and funds from smaller family sizes, which according to the independent consultant is indicative of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds reached higher levels of assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $813 billion as of September 30, 2007, the Adviser has the investment experience to manage the Portfolios and provide non-investment services (described in Section I) to the Portfolios.

The information prepared by Lipper shows the 1, 3, 5, and 10 year performance rankings of the Portfolios24 relative to their Lipper Performance Groups (“PG”) and Lipper Performance Universes (“PU”)25 for the periods ended June 30, 2007.26

Tax-Managed International Portfolio	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	27.15	27.44	28.23	6/9	167/246
3 year	23.02	22.25	23.14	4/9	92/173
5 year	18.71	18.71	18.03	5/9	54/132
10 year	11.31	10.65	9.56	2/4	15/57

International Portfolio	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	27.03	27.45	28.23	7/10	170/246
3 year	23.12	22.25	23.14	4/9	90/173
5 year	19.03	16.99	18.03	3/9	48/132

24	The performance rankings are for the Advisor class shares of the Portfolios. It should be noted that the performance returns of the Portfolios shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolios’ performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolios, as reported by the Adviser, are provided instead of Lipper.

25	The Portfolios’ PGs/PUs may not be identical to the Portfolios’ EGs/EUs as the criteria for including or excluding a fund in a PG/PU is different from that of an EG/EU.

26	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	59

Emerging Markets Portfolio	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	46.20	47.35	47.83	8/13	103/165
3 year	43.49	41.78	39.43	3/13	31/129
5 year	38.10	32.31	32.00	2/13	9/109
10 year	14.45	12.55	11.44	2/10	11/56

U.S. Government Short Duration Portfolio	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	5.27	5.42	5.58	12/13	54/61
3 year	3.36	3.55	3.62	12/13	48/58
5 year	3.22	3.24	3.30	8/12	33/53
10 year	4.85	4.93	5.06	7/9	30/38

Short Duration Plus Portfolio	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	5.97	5.93	5.94	8/16	14/33
3 year	3.66	3.77	3.80	12/16	21/30
5 year	3.62	3.60	3.79	8/16	19/29
10 year	5.05	5.09	5.10	7/9	14/22

Intermediate Duration Portfolio	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	6.84	6.37	6.48	4/13	89/376
3 year	4.67	4.64	4.49	5/13	120/317
5 year	5.28	5.28	5.11	6/11	99/272
10 year	5.84	6.49	6.18	8/9	123/141

Short Duration California Municipal Portfolio	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	3.89	3.98	4.10	6/7	11/14
3 year	2.73	2.85	3.22	6/7	10/11
5 year	2.52	3.23	3.40	6/6	9/9
10 year	3.54	4.13	4.27	5/5	8/8

Short Duration Diversified Municipal Portfolio	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	3.90	3.99	4.04	9/14	30/41
3 year	2.89	2.91	3.06	8/12	29/38
5 year	2.67	2.77	2.82	7/10	22/29
10 year	3.78	3.85	3.91	5/8	10/17

Short Duration New York Municipal Portfolio	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	3.90	3.91	3.93	3/3	7/10
3 year	2.93	2.87	2.83	1/3	2/10
5 year	2.68	2.79	3.02	3/3	9/9
10 year	3.63	4.12	4.13	3/3	9/9

60	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

California Municipal Portfolio	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	4.22	4.20	4.61	2/4	24/29
3 year	3.52	3.51	3.88	2/4	24/29
5 year	3.53	3.61	3.75	3/4	18/26
10 year	4.59	4.71	4.96	3/3	15/15

Diversified Municipal Portfolio	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	4.11	4.54	4.52	10/10	88/106
3 year	3.40	3.98	3.81	10/10	73/93
5 year	3.59	4.07	4.01	9/9	68/77
10 year	4.72	5.21	5.06	7/7	52/57

New York Municipal Portfolio	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	4.25	4.27	4.43	3/3	21/21
3 year	3.56	3.56	3.78	2/3	16/21
5 year	3.72	3.72	3.97	2/3	15/19
10 year	4.75	4.94	5.13	2/2	13/13

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolios (in bold)27 versus their benchmarks.28 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.29

	Periods Ending June 30, 2007 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Tax-Managed International Portfolio	25.69	21.57	17.29	9.97	11.13	14.64	0.47	10
MSCI EAFE Index	27.00	22.24	17.73	7.66	9.36	14.82	0.32	10
Inception Date: June 26,1992

27	The performance returns and risk measures shown in the table are for the Advisor class shares of the Portfolios.

28	The Adviser provided Portfolio and benchmark performance return information for the periods through June 30, 2007. It should be noted that the “since inception” performance return for each of the Portfolios’ benchmarks is from the nearest month-end after each Portfolio’s inception date. In contrast, each of the Portfolios’ since inception returns goes back is from each Portfolio’s actual inception date.

29	Except for one of the benchmarks, which the Senior Officer calculated using standard Lipper methodology, portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	61

	Periods Ending June 30, 2007 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
International Portfolio	25.51	21.61	17.55	N/A	10.19	13.89	1.04	5
MSCI EAFE Index	27.00	22.24	17.73	N/A	7.50	12.81	1.13	5
Inception Date: April 30, 1999

Emerging Markets Portfolio	43.91	41.18	35.82	12.51	12.69	17.69	1.67	5
MSCI Emerging Markets Index	44.99	38.20	30.25	9.19	10.05	17.42	1.45	5
Inception Date: December 15, 1995

U.S. Government Short Duration Portfolio	4.42	2.55	2.41	4.07	5.24	1.39	0.21	10
Merrill Lynch 1-3 Year Treasury Index	5.07	2.91	2.77	4.61	5.87	1.52	0.57	10
Inception Date: January 3, 1989

Short Duration Plus Portfolio	5.23	2.97	2.92	4.35	5.57	1.33	0.44	10
Merrill Lynch 1-3 Year Treasury Index	5.07	2.91	2.77	4.61	5.89	1.52	0.57	10
Inception Date: December 12, 1988

Intermediate Duration Portfolio	6.18	4.04	4.65	5.22	6.79	3.19	0.44	10
Lehman Brothers Aggregate Bond Index	6.12	3.98	4.48	6.02	7.37	3.54	0.62	10
Inception Date: January 17, 1989

Short Duration California Municipal Portfolio	3.04	1.90	1.70	2.74	3.08	0.82	-1.28	10
Lehman Brothers 1 Year Municipal Bond Index	3.69	2.35	2.14	3.40	3.74	0.84	-0.48	10
Inception Date: October 3, 1994

Short Duration Diversified Municipal Portfolio	3.16	2.18	1.96	3.05	3.35	0.85	-0.85	10
Lehman Brothers 1 Year Municipal Bond Index	3.69	2.35	2.14	3.40	3.74	0.84	-0.48	10
Inception Date: October 3, 1994

62	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

	Periods Ending June 30, 2007 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Short Duration New York Municipal Portfolio	3.13	2.17	1.92	2.86	3.16	0.83	-1.08	10
Lehman Brothers 1 Year Municipal Bond Index	3.69	2.35	2.14	3.40	3.74	0.84	-0.48	10
Inception Date: October 3, 1994

California Municipal Portfolio	3.54	2.86	2.86	3.91	4.95	2.65	0.06	10
Lehman Brothers 5 Year GO Municipal Index	3.83	2.89	3.24	4.51	5.50	3.04	0.25	10
Inception Date: August 6, 1990

Diversified Municipal Portfolio	3.47	2.78	2.96	4.07	5.20	2.55	0.12	10
Lehman Brothers 5 Year GO Municipal Index	3.83	2.89	3.24	4.51	5.67	3.04	0.25	10
Inception Date: January 17, 1989

New York Municipal Portfolio	3.59	2.91	3.06	4.08	5.25	2.69	0.12	10
Lehman Brothers 5 Year GO Municipal Index	3.83	2.89	3.24	4.51	5.67	3.04	0.25	10
Inception Date: January 17, 1989

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fees for the Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 13, 2007

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	63

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Mid-Cap Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Global & International

Global Health Care Fund

Global Research Growth Fund

Global Technology Fund

Greater China ‘97 Fund

International Growth Fund

International Research Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid-Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund*

Global Value Fund

International Value Fund

Taxable Bond Funds

Global Bond Fund*

Corporate Bond Portfolio

Emerging Market Debt Fund

Diversified Yield Fund*

High Yield Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Insured National Arizona California Insured California Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

All-Market Advantage Fund

AllianceBernstein Global High Income Fund*

AllianceBernstein Income Fund*

AllianceBernstein National Municipal Income Fund*

ACM Managed Dollar Income Fund

California Municipal Income Fund

New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to January 26, 2007, AllianceBernstein Global High Income Fund was named Alliance World Dollar Government Fund II and AllianceBernstein Income Fund was named ACM Income Fund. Prior to March 1, 2007, Global Real Estate Investment Fund was named Real Estate Investment Fund. Prior to May 18, 2007, AllianceBernstein National Municipal Income Fund was named National Municipal Income Fund. Prior to November 5, 2007, Diversified Yield Fund was named Global Strategic Income Trust and Global Bond Fund was named Global Government Income Trust.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

AllianceBernstein Family of Funds

64	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

SD-0151-0907

ANNUAL REPORT

AllianceBernstein Intermediate Municipal Portfolios

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

September 30, 2007

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

November 12, 2007

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Intermediate Municipal Portfolios: California, Diversified and New York (the “Portfolios”) for the annual reporting period ended September 30, 2007.

Investment Objectives and Policies

Each of the Portfolios seeks to provide safety of principal and maximize total return after taking account of federal taxes (and, in the case of the Intermediate California Portfolio, California state taxes and, in the case of the Intermediate New York Portfolio, New York state and local taxes). Under normal circumstances, each of the Portfolios will invest at least 80% of its net assets in municipal securities (and, in the case of the California and New York portfolios, municipal securities issued by the State of California or the State of New York, or their political subdivisions, or otherwise exempt from California or New York state income tax, respectively). Each of the Portfolios invests at least 80% of its net assets in municipal securities rated A or better by nationally recognized statistical rating organizations (“NRSROs”) and comparably rated municipal notes. The Intermediate California Portfolio and Intermediate New York Portfolio each may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in AllianceBernstein’s opinion, these securities will enhance the after-tax return for California investors and New York investors, respectively. The Intermediate Diversified Portfolio may invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in AllianceBernstein’s opinion, these securities will enhance the after-tax return for investors. The Intermediate Diversified Portfolio will invest no more than 25% of its net assets in municipal securities of issuers located in any one state. Each Portfolio seeks to maintain an effective duration between three and one-half to seven years under normal market conditions. Within these guidelines, the Portfolios’ Municipal Bond Investment Team (the “Team”) seeks to add value through sector, security and maturity selection, emphasizing investment in bonds that are determined to be both safe and undervalued. Each Portfolio is non-diversified, meaning it can invest more of its assets in a fewer number of issuers. Each Portfolio also may invest in below-investment grade fixed-income securities; forward commitments; certain types of mortgage related securities; zero coupon municipal securities, and in variable, floating and inverse floating rate municipal securities; and derivatives, such as options, futures, forwards and swaps.

Investment Results

The tables on pages 4-6 show performance for each Portfolio compared to their national benchmark, the Lehman Brothers (LB) 5-Year General Obligation Municipal Index, for the six- and 12-month periods ended September 30, 2007. Performance for the Portfolios’ peer groups, as represented by the Lipper California Intermediate Municipal Debt Funds Average, the Lipper Intermediate Municipal Debt Funds Average and the Lipper New York Intermediate Debt Funds Average (collectively, the “Lipper Averages”), has also been included. Funds in the Lipper Averages have generally similar investment objectives to the Portfolios, although some may have different investment policies and sales and management fees.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	1

All three Portfolios’ Class A shares underperformed their benchmark for both the six- and 12-month periods ended September 30, 2007. The Portfolios’ Class A shares outperformed their Lipper Averages for the same periods.

Interest rates for bonds maturing in five-to-six years were little changed over both periods. By contrast, shorter-term yields fell some, while longer-term yields rose significantly. In the past six months, a broad liquidity crunch stemming from the subprime mortgage crisis led to widening credit spreads across fixed-income markets. Accordingly, high-grade municipals outperformed riskier debt. The top-performing municipal sectors were those of the highest credit quality, particularly general obligation (GO) and pre-refunded bonds. Speculative-grade securities, which had very strong returns in previous quarters, significantly underperformed as credit spreads widened.

Although the Portfolios outperformed the Lipper Averages, the spread widening experienced in the municipal markets was modest relative to the dislocations observed in the taxable bond markets. Presumably, this is because most municipal issuers entered this period of volatility in relatively good financial shape. For example, state reserves were among the largest in history as a percent of expenditures and have been accumulating since at least 2005, when tax revenues began to pour into state coffers. Furthermore, state governors and legislators generally have taken a cautious approach in revenue projections in their new budgets, remembering the fiscal difficulties in 2003, when their overly optimistic projections led to serious budget shortfalls.

Market Review and Investment Strategy

The overarching theme in the Portfolios for the past year was that of risk reduction. By historical standards, investors were being paid very little to either assume credit risk or extend maturity. For example, six months ago, the extra income for buying a BBB-rated bond over a AAA-rated bond was only 0.4%. Four years earlier, the income benefit for buying a BBB bond had been twice as much. In response to these market conditions, the Portfolios’ Team built portfolios with higher than normal average credit quality — in fact, at fiscal year-end the average rating of all three Portfolios was almost AAA. In addition, the Team concentrated the maturity structure of the Portfolios to avoid long-term bonds, which the Team viewed as relatively expensive.

The Team’s strategy of risk reduction helped the Portfolios’ relative performance, particularly versus their Lipper Averages. The Portfolios’ concentration in high-credit-quality bonds added to performance as credit spreads ultimately widened. And, the Team’s maturity selection of intermediate-term bonds contributed to the Portfolios’ relative performance as longer-term bonds underperformed.

2	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Portfolios will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before investing. For a free copy of the Portfolios’ prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolios have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Lehman Brothers (LB) 5-Year General Obligation Municipal Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market with maturities ranging from four to six years. For both the six- and 12-month periods ended September 30, 2007, the Lipper California Intermediate Municipal Debt Funds Average consisted of 46 funds. For the six- and 12-month periods ended September 30, 2007, the Lipper Intermediate Municipal Debt Funds Average consisted of 160 and 158 funds, respectively. For both the six- and 12-month periods ended September 30, 2007, the Lipper New York Intermediate Municipal Debt Funds Average consisted of 34 funds. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

Price fluctuations in the Portfolios’ securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Portfolios to decline. Municipal income securities may realize gains; therefore, shareholders will incur a tax liability from time to time. Income may be subject to the alternative minimum tax (and/or state and local taxes in the case of the Intermediate California Municipal Portfolio and Intermediate New York Municipal Portfolio). A municipal security could be downgraded or its issuer could default in payment of principal or interest. If applicable, for bonds that are issued at higher interest rates, the issuer may exercise its right to recall some or all of the outstanding bonds to investors prior to their maturity. Individual state municipal portfolios are non-diversified and subject to geographic risk including greater risk of adverse economic conditions and regulatory changes based on their narrow investment objectives. The Portfolios can invest up to 20% of their assets in non-investment-rated bonds, which are subject to greater risk of loss of principal and interest, as well as the possibility of greater market risk, than higher-rated bonds. While the Portfolios invest principally in bonds and other fixed-income securities, in order to achieve their investment objectives, the Portfolios may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Portfolios’ prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	3

Historical Performance

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK

PERIODS ENDED SEPTEMBER 30, 2007

	Returns
	6 Months	12 Months
AllianceBernstein Intermediate California Municipal Portfolio
Class A	1.67%	2.87%

Class B	1.25%	2.08%

Class C	1.32%	2.15%

LB 5-Year General Obligation Municipal Index	2.24%	3.83%

Lipper California Intermediate Municipal Debt Funds Average	1.05%	2.33%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

2/1/02* TO 9/30/07

* Since inception of the Portfolio’s Class A shares on 2/1/02.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Intermediate California Municipal Portfolio Class A shares (from 2/1/02* to 9/30/07) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 3.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Historical Performance

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK

PERIODS ENDED SEPTEMBER 30, 2007

	Returns
	6 Months	12 Months
AllianceBernstein Intermediate Diversified Municipal Portfolio
Class A	1.68%	2.90%

Class B	1.32%	2.19%

Class C	1.32%	2.19%

LB 5-Year General Obligation Municipal Index	2.24%	3.83%

Lipper Intermediate Municipal Debt Funds Average	1.20%	2.54%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

2/1/02* TO 9/30/07

* Since inception of the Portfolio’s Class A shares on 2/1/02.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Intermediate Diversified Municipal Portfolio Class A shares (from 2/1/02* to 9/30/07) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	5

Historical Performance

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK

PERIODS ENDED SEPTEMBER 30, 2007

	Returns
	6 Months	12 Months
AllianceBernstein Intermediate New York Municipal Portfolio
Class A	1.73%	3.03%

Class B	1.38%	2.24%

Class C	1.38%	2.31%

LB 5-Year General Obligation Municipal Index	2.24%	3.83%

Lipper New York Intermediate Municipal Debt Funds Average	1.24%	2.46%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

2/1/02* TO 9/30/07

* Since inception of the Portfolio’s Class A shares on 2/1/02.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Intermediate New York Municipal Portfolio Class A shares (from 2/1/02* to 9/30/07) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 3.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Historical Performance

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2007
	NAV Returns	SEC Returns	SEC Yields**	Taxable Equivalent Yields***

Class A Shares			2.80%	4.80%
1 Year	2.87%	-1.50%
5 Years	2.38%	1.50%
Since Inception*	2.95%	2.16%

Class B Shares			2.23%	3.82%
1 Year	2.08%	-0.91%
5 Years	1.67%	1.67%
Since Inception*	2.23%	2.23%

Class C Shares			2.23%	3.82%
1 Year	2.15%	1.16%
5 Years	1.67%	1.67%
Since Inception*	2.23%	2.23%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2007)
				SEC Returns

Class A Shares
1 Year				-1.50%
5 Years				1.50%
Since Inception*				2.16%

Class B Shares
1 Year				-0.91%
5 Years				1.67%
Since Inception*				2.23%

Class C Shares
1 Year				1.16%
5 Years				1.67%
Since Inception*				2.23%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 0.89%, 1.60% and 1.59% for Class A, Class B and Class C, respectively.

*	Inception Date: 2/1/02 for Class A, Class B and Class C shares.
**	SEC Yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2007.
***	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	7

Historical Performance

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2007
	NAV Returns	SEC Returns	SEC Yields**	Taxable Equivalent Yields***

Class A Shares			2.90%	4.46%
1 Year	2.90%	-1.45%
5 Years	2.54%	1.65%
Since Inception*	3.13%	2.34%

Class B Shares			2.34%	3.60%
1 Year	2.19%	-0.81%
5 Years	1.81%	1.81%
Since Inception*	2.42%	2.42%

Class C Shares			2.34%	3.60%
1 Year	2.19%	1.19%
5 Years	1.83%	1.83%
Since Inception*	2.41%	2.41%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2007)
				SEC Returns

Class A Shares
1 Year				-1.45%
5 Years				1.65%
Since Inception*				2.34%

Class B Shares
1 Year				-0.81%
5 Years				1.81%
Since Inception*				2.42%

Class C Shares
1 Year				1.19%
5 Years				1.83%
Since Inception*				2.41%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 0.89%, 1.58% and 1.59% for Class A, Class B and Class C, respectively.

*	Inception Date: 2/1/02 for Class A, Class B and Class C shares.
**	SEC Yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2007.
***	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Historical Performance

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2007
	NAV Returns	SEC Returns	SEC Yields**	Taxable Equivalent Yields***

Class A Shares			2.80%	4.62%
1 Year	3.03%	-1.32%
5 Years	2.60%	1.71%
Since Inception*	3.23%	2.44%

Class B Shares			2.23%	3.68%
1 Year	2.24%	-0.75%
5 Years	1.87%	1.87%
Since Inception*	2.50%	2.50%

Class C Shares			2.23%	3.68%
1 Year	2.31%	1.31%
5 Years	1.87%	1.87%
Since Inception*	2.51%	2.51%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2007)
				SEC Returns
Class A Shares
1 Year				-1.32%
5 Years				1.71%
Since Inception*				2.44%

Class B Shares
1 Year				-0.75%
5 Years				1.87%
Since Inception*				2.50%

Class C Shares
1 Year				1.31%
5 Years				1.87%
Since Inception*				2.51%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 0.91%, 1.61% and 1.61% for Class A, Class B and Class C, respectively.

*	Inception Date: 2/1/02 for Class A, Class B and Class C shares.
**	SEC Yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2007.
***	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

See Historical Performance disclosures on page 3.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	9

Historical Performance

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Intermediate California Municipal	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Paid During Period*
Class A
Actual	$1,000	$1,016.75	$4.65
Hypothetical (5% return before expenses)	$1,000	$1,020.46	$4.66
Class B
Actual	$1,000	$1,012.51	$8.17
Hypothetical (5% return before expenses)	$1,000	$1,016.95	$8.19
Class C
Actual	$1,000	$1,013.22	$8.18
Hypothetical (5% return before expenses)	$1,000	$1,016.95	$8.19

(Fund expenses continued on next page)

10	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Fund Expenses

FUND EXPENSES

(continued from previous page)

Intermediate Diversified Municipal	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Paid During Period*
Class A
Actual	$1,000	$1,016.77	$4.55
Hypothetical (5% return before expenses)	$1,000	$1,020.56	$4.56
Class B
Actual	$1,000	$1,013.24	$8.08
Hypothetical (5% return before expenses)	$1,000	$1,017.05	$8.09
Class C
Actual	$1,000	$1,013.22	$8.07
Hypothetical (5% return before expenses)	$1,000	$1,017.05	$8.09

Intermediate New York Municipal	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Paid During Period*
Class A
Actual	$1,000	$1,017.34	$4.55
Hypothetical (5% return before expenses)	$1,000	$1,020.56	$4.56
Class B
Actual	$1,000	$1,013.85	$8.08
Hypothetical (5% return before expenses)	$1,000	$1,017.05	$8.09
Class C
Actual	$1,000	$1,013.81	$8.08
Hypothetical (5% return before expenses)	$1,000	$1,017.05	$8.09
*	Expenses are equal to each Class’ annualized expense ratio, shown in the table below, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one -half year period).

	Annualized Expense Ratio
	Class A	Class B	Class C
Intermediate California Municipal	0.92%	1.62%	1.62%
Intermediate Diversified Municipal	0.90%	1.60%	1.60%
Intermediate New York Municipal	0.90%	1.60%	1.60%

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	11

Fund Expenses

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

PORTFOLIO SUMMARY

September 30, 2007

PORTFOLIO STATISTICS

Net Assets ($mil): $1,427.8

*	All data are as of September 30, 2007. The Portfolio’s state and bond quality rating breakdowns are expressed as a percentage of the Portfolio’s total investments and may vary over time. The bond quality ratings are determined by Standard & Poor’s Rating Services and Moody’s Investors Service. If ratings are not available, the Fund’s Adviser will assign ratings that are considered to be of equivalent quality to such ratings.

12	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Portfolio Summary

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

PORTFOLIO SUMMARY

September 30, 2007

PORTFOLIO STATISTICS

Net Assets ($mil): $4,743.6

*	All data are as of September 30, 2007. The Portfolio’s state and bond quality rating breakdowns are expressed as a percentage of the Portfolio’s total investments and may vary over time. The bond quality ratings are determined by Standard & Poor’s Rating Services and Moody’s Investors Service. If ratings are not available, the Fund’s Adviser will assign ratings that are considered to be of equivalent quality to such ratings.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	13

Portfolio Summary

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

PORTFOLIO SUMMARY

September 30, 2007

PORTFOLIO STATISTICS

Net Assets ($mil): $1,788.3

*	All data are as of September 30, 2007. The Portfolio’s state and bond quality rating breakdowns are expressed as a percentage of the Portfolio’s total investments and may vary over time. The bond quality ratings are determined by Standard & Poor’s Rating Services and Moody’s Investors Service. If ratings are not available, the Fund’s Adviser will assign ratings that are considered to be of equivalent quality to such ratings.

14	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Portfolio Summary

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

SCHEDULE OF INVESTMENTS

September 30, 2007

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 99.0%
Long-Term Municipal Bonds – 96.8%
California – 78.6%
Anaheim Union High Sch Dist FSA Series A 5.375%, 8/01/19	$5,035	$5,455,422
Antelope Valley Union High Sch Dist MBIA Series A 5.375%, 8/01/19	1,000	1,075,320
Antioch Pub Fin Auth (Mun Facs Proj) MBIA Series B 5.50%, 1/01/16	2,380	2,516,422
Azusa Uni Sch Dist FSA 5.00%, 7/01/24	2,320	2,402,986
Bay Area Infra Fin Auth FGIC 5.00%, 8/01/17	32,350	34,104,341
Bay Area Toll Auth 5.00%, 4/01/16	7,200	7,811,352
Bay Area Toll Auth Toll Brdg Rev (San Francisco Bay Area) Series F 5.00%, 4/01/12	2,910	3,085,095
California Dept of Transp (Fed Hwy Grant Antic Bds) FGIC Series A 5.00%, 2/01/12-2/01/14	33,375	35,705,522
California Econ Rec Bds FGIC Series A 5.25%, 1/01/11	12,320	12,971,235
MBIA Series A 5.00%, 7/01/12	6,135	6,522,732
California Econ Rec Bonds MBIA Series A 5.00%, 7/01/11	3,785	3,981,063
Series A 5.25%, 1/01/11-7/01/12	24,875	26,260,807
California Ed Facs Auth Rev (Univ of the Pacific) 5.50%, 11/01/18	2,190	2,357,623
California Infrastructure & Eco Dev Bank AMBAC 5.00%, 10/01/15	1,030	1,102,543
California Pub Wrks Brd (Dept Hlth Svcs) MBIA Series A 5.75%, 11/01/16	5,225	5,522,198
California Pub Wrks Brd (Ref-Cal St Univ) FGIC 5.00%, 10/01/14	3,740	4,037,218
California Pub Wrks Brd (Ref-Dept Corrctns St Prisons) AMBAC Series A 5.00%, 12/01/19	2,630	2,796,032

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	15

Intermediate California Municipal Portfolio — Schedule of Investments

	Principal Amount (000)	U.S. $ Value

California Rural Home Mtg Fin Auth SFMR (Mortgage-Backed Securities Program) GNMA/ FNMA Series A 6.55%, 6/01/30(a)	$250	$255,413
California Spl Dists Assoc Fin Corp FSA Series Z 5.50%, 8/01/17	1,000	1,071,620
California St 5.00%, 6/01/11-10/01/15	10,225	10,819,902
5.25%, 2/01/14-7/01/14	12,370	13,393,749
MBIA 5.00%, 8/01/24	1,280	1,328,429
California St Dept of Water Res 6.00%, 5/01/13	2,720	2,994,475
AMBAC 5.50%, 5/01/13	6,075	6,612,273
California St Dept of Water Res Pwr Sup Rev (Prerefunded) 5.75%, 5/01/17	2,000	2,207,600
5.875%, 5/01/16	8,000	8,872,400
AMBAC 5.375%, 5/01/18	30,025	32,669,002
AMBAC Series A 5.50%, 5/01/16	2,140	2,339,683
FGIC Series 02A 5.125%, 5/01/18	2,800	3,017,196
Series 02A 5.375%, 5/01/22	2,555	2,779,993
XLCA Series A 5.375%, 5/01/17	10,660	11,598,720
California St Dept of Water Res Water Rev (Prerefunded) FSA Series W 5.25%, 12/01/22	260	277,984
California St Dept of Water Res Water Rev (Sys Central Vy Proj) FGIC Series Y 5.25%, 12/01/18	5,000	5,352,750
MBIA Series AC 5.00%, 12/01/16	7,400	7,990,298
California State GO 5.00%, 4/01/11-12/01/15	42,125	45,133,300
5.25%, 2/01/11-10/01/20	16,210	17,105,828
FSA 5.00%, 8/01/16	1,825	1,969,431
FSA-CR 5.00%, 5/01/12	1,040	1,103,617

16	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio — Schedule of Investments

	Principal Amount (000)	U.S. $ Value

MBIA 5.00%, 9/01/16	$11,995	$13,055,118
5.25%, 7/01/13	16,245	17,632,648
California State GO (Prerefunded) 5.25%, 9/01/18-9/01/20	3,965	4,162,061
California State GO (Various Purposes) 5.00%, 3/01/12-3/01/14	25,915	27,590,644
California St Pub Wks Brd FGIC 5.00%, 9/01/16	1,505	1,638,012
California St Univ Rev (Ref Systemwide) AMBAC Series B 5.00%, 11/01/14	3,475	3,776,491
California St Univ Rev (Systemwide) FGIC Series A 5.00%, 11/01/24	1,515	1,573,903
California Statewide CDA (Kaiser Permanente) Series E 3.875%, 4/01/32(a)	3,225	3,232,224
AMBAC 5.60%, 10/01/11	44,800	46,760,896
California Statewide CDA (Redlands Comnty Hosp) RADIAN Series A 5.00%, 4/01/12-4/01/13	3,485	3,597,026
California Statewide Communities Dev Auth (Ref-Southern Calif Ed Co) XLCA Series B 4.10%, 4/01/28(a)	14,055	14,339,192
Castaic Lake Water Agy (Ref-Water Sys Impt Proj) MBIA Series A 7.25%, 8/01/08	1,510	1,557,580
Chaffey Comnty College Dist (Election of 2002) MBIA Series B 5.00%, 6/01/25	1,440	1,510,877
Chula Vista CFD Spl Tax (No. 06-1 Eastlake Woods Area) Series A 4.25%, 9/01/08	565	566,034
4.60%, 9/01/09	680	685,664
Compton Comnty Redev Agy (Ref Tax Alloc Redev Proj) AMBAC Series A 5.00%, 8/01/11	3,360	3,531,562
Contra Costa Cnty Multi Family Hsg Rev (Pleasant Hill BART Transit-A) AMT 3.95%, 4/15/46(a)	14,780	14,786,208
Cotati-Rohnert Park Uni Sch Dist (Ref Crossover) FGIC 5.00%, 8/01/20	2,020	2,132,251

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	17

Intermediate California Municipal Portfolio — Schedule of Investments

	Principal Amount (000)	U.S. $ Value

Culver City Redev Agy (Tax Alloc Redev Proj) MBIA 5.50%, 11/01/18	$1,000	$1,067,500
MBIA Series A 5.50%, 11/01/17	1,270	1,356,601
Culver City Redev Fin Auth (Tax Alloc Redev Project) AMBAC 5.50%, 11/01/14	1,195	1,280,466
Dinuba Redev Agy 4.40%, 10/01/11	3,350	3,303,804
Etiwanda Sch Dist Comnty Facs Dist No. 3 4.50%, 8/01/08	480	481,522
4.70%, 8/01/09	495	497,208
4.80%, 8/01/10	470	471,448
Fremont Pub Fin Auth Series A 3.75%, 9/02/11	1,755	1,713,722
Gateway Uni Sch Dist MBIA Series A 5.00%, 8/01/24	1,230	1,279,680
Gilroy Uni Sch Dist FGIC 5.25%, 8/01/20	1,900	2,021,258
Golden St Tobacco Securitization Corp (Enhanced Asset Bkd) AMBAC Series A 5.00%, 6/01/20	10,970	11,254,891
AMBAC Series B 5.00%, 6/01/38	3,450	3,687,912
Golden St Tobacco Securitization Corp (Enhanced Asset Bkd) Prerefunded Series B 5.50%, 6/01/43	29,020	31,757,457
Golden St Tobacco Securitization Corp Series 2003 A 6.25%, 6/01/33	23,330	25,574,113
Imperial Irrigation Dist (Elec Sys Rev) MBIA 5.00%, 11/01/18	1,500	1,531,290
Imperial Redev Agy (Redev Proj Sub Nts) 4.50%, 12/01/11	240	237,619
Kern High Sch Dist 7.10%, 8/01/11	1,000	1,129,000
MBIA Series A 6.30%, 2/01/11	1,000	1,086,850
Lincoln (Comnty Facs Dist No 2003-1) Spl Tax 5.35%, 9/01/16	705	781,958
5.90%, 9/01/24	1,100	1,252,042
Loma Linda Hosp Rev (Loma Lind Univ Med Ctr) Series A 5.00%, 12/01/13-12/01/14	7,430	7,602,224

18	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio — Schedule of Investments

	Principal Amount (000)	U.S. $ Value

Long Beach Bond Fin Auth (Civic Ctr Proj) MBIA Series A 5.00%, 10/01/17	$3,130	$3,195,918
Long Beach Bond Fin Auth (Pub Safety Facs Projs) AMBAC 5.25%, 11/01/19-11/01/22	3,765	3,971,027
Los Altos Sch Dist MBIA Series B 5.00%, 8/01/18	2,000	2,110,180
Los Angeles MBIA Series A 5.00%, 9/01/16	3,240	3,458,149
Los Angeles Cnty COP (Antelope Valley Courthouse) AMBAC Series A 5.75%, 11/01/19	2,815	3,003,295
Los Angeles Cnty MTA AMBAC 5.00%, 7/01/14	3,970	4,299,986
FSA 5.00%, 7/01/14-7/01/15	10,075	10,938,595
Los Angeles Cnty MTA (Cap Grant Rcpts Gold Line Proj) FGIC Series A 5.00%, 10/01/10-10/01/12	16,505	17,118,795
Los Angeles Cnty MTA (Proposition A First Tier Senior) AMBAC Series A 5.00%, 7/01/14-7/01/15	2,860	3,104,492
Los Angeles Cnty Pub Wks Fin Auth MBIA 5.00%, 10/01/10	4,190	4,369,625
Los Angeles Cnty Pub Wrks Fin Auth FGIC 5.00%, 9/01/12-9/01/13	20,480	21,815,185
MBIA 5.00%, 10/01/07-10/01/15	23,970	25,729,340
Los Angeles Cnty Pub Wrks Fin Auth Lease Rev (Ref Master Ref Proj) MBIA Series A 5.00%, 12/01/11	3,580	3,777,580
Los Angeles Comnty Coll Dist MBIA Series A 5.00%, 6/01/26	9,995	10,545,625
Los Angeles Comnty Redev Agy (Tax Alloc Sub Lien Bunker Hill) Series L 3.50%, 3/01/08-3/01/09	2,560	2,535,351
Los Angeles Dept of Water & Pwr (Pwr Sys Ser) FSA Series A 5.25%, 7/01/18	2,040	2,149,507
MBIA Series A 5.375%, 7/01/18	5,000	5,290,050

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	19

Intermediate California Municipal Portfolio — Schedule of Investments

	Principal Amount (000)	U.S. $ Value

Los Angeles Dept of Water & Pwr (Pwr Sys) MBIA Series B 5.00%, 7/01/12	$2,180	$2,322,681
Los Angeles Sanitation Equip Charge FSA Series A 5.25%, 2/01/19-2/01/20	8,355	8,737,204
Los Angeles Uni Sch Dist AMBAC 5.00%, 7/01/13	3,260	3,505,282
FGIC Series A-1 5.00%, 7/01/20	5,640	5,969,714
FSA Series B 5.00%, 7/01/16	10,140	11,061,219
FSA Series A 5.00%, 7/01/22	4,900	5,268,676
5.25%, 7/01/20	1,470	1,599,551
FSA Series H 5.00%, 7/01/14	1,325	1,435,134
MBIA 5.00%, 1/01/28	62,995	67,734,744
5.25%, 7/01/14	8,285	8,988,231
5.75%, 7/01/15	5,000	5,673,600
MBIA Series A 5.00%, 7/01/11	2,200	2,317,920
5.25%, 7/01/12	1,755	1,888,889
MBIA Series A-2 5.00%, 7/01/20	11,000	11,643,060
Los Angeles Uni Sch Dist (Election of 1997) MBIA Series E 5.50%, 7/01/15	8,940	9,714,830
Los Angeles Uni Sch Dist (Election of 2004) AMBAC Series E 5.00%, 7/01/15	3,090	3,362,507
Los Angeles Uni Sch Dist (Election of 2005) AMBAC Series B 5.00%, 7/01/12	2,330	2,482,498
AMBAC Series C 5.00%, 7/01/12	6,030	6,424,663
Los Angeles Uni Sch Dist (Prerefunded) MBIA Series A 5.375%, 7/01/17	6,910	7,563,479
Los Gatos-Saratoga Joint Union High Sch Dist (Election of 1998) Series B 5.75%, 12/01/19-12/01/20	2,470	2,663,105
Mammoth Uni Sch Dist (Capital Appreciation) MBIA Zero Coupon, 8/01/21	1,100	606,683
Zero Coupon, 8/01/22	1,000	524,480

20	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio — Schedule of Investments

	Principal Amount (000)	U.S. $ Value

Metropolitan Water Dist of Southern California (Wtrwrks Rev) 5.75%, 7/01/21	$2,045	$2,329,562
MBIA Series B-3 5.00%, 10/01/18	3,410	3,648,461
Metropolitan Water Dist of Southern California ETM 5.75%, 7/01/21	1,615	1,845,816
Monrovia Redev Agy 4.40%, 6/01/12	2,830	2,797,002
Mount San Antonio Comnty Coll Dist (Ref 2001 Election) MBIA Series A 5.00%, 8/01/14	5,610	5,980,540
MSR Pub Pwr Agy (San Juan Proj) MBIA Series G 5.30%, 7/01/12	5,930	5,996,475
Northern California Gas Auth No 1 5.00%, 7/01/09	8,735	8,908,302
Northern California Pwr Agy Pub Pwr Rev AMBAC Series A 5.80%, 7/01/09	1,815	1,887,745
Northern California Pwr Agy Pub Pwr Rev (Ref Hydroelec Proj No.1) MBIA Series A 5.00%, 7/01/17	2,685	2,734,377
Northern California Pwr Agy Pub Pwr Rev ETM AMBAC Series A 5.80%, 7/01/09	935	973,288
Oakland Uni Sch Dist (Election 2000) MBIA 5.00%, 8/01/11-8/01/13	7,070	7,489,348
Orange Cnty Pub Fin Auth MBIA 5.00%, 7/01/11-7/01/13	21,070	22,503,386
Pasadena Uni Sch Dist FGIC Series B 5.00%, 7/01/20	2,050	2,125,747
Pittsburg Redev Agy (Res Mtg Rev) ETM FHLMC/ FNMA 9.60%, 6/01/16	1,000	1,395,690
Pomona Pub Fin Auth AMBAC 5.00%, 2/01/11	1,635	1,713,225
Rancho Santiago Comnty Coll Dist FSA 5.00%, 9/01/25	2,275	2,382,312
Rancho Water Dist Fin Auth FSA Series A 5.50%, 8/01/12	1,075	1,149,755
Redding Joint Powers Fin Auth (Elec Sys Rev) MBIA Series A 6.25%, 6/01/09	1,000	1,045,430
Riverside Swr Rev FGIC 7.00%, 8/01/08	1,000	1,029,490

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	21

Intermediate California Municipal Portfolio — Schedule of Investments

	Principal Amount (000)	U.S. $ Value

Sacramento City Fin Auth (Capital Impt) AMBAC Series A 5.50%, 12/01/17	$5,930	$6,344,448
Sacramento City Fin Auth (City Hall & Redev Projs) FSA Series A 5.375%, 12/01/18	1,440	1,567,829
Sacramento City Fin Auth (Lease Rev) Series B 5.40%, 11/01/20	2,000	2,175,940
Sacramento Cnty Sanitation Dist Fin Auth Rev AMBAC 5.50%, 12/01/21	1,100	1,253,945
Series A 5.60%, 12/01/16	3,055	3,059,582
Salinas Pub Fin Auth (Ref Assmt Dists Ref Sub) 5.00%, 9/02/09	295	299,558
5.25%, 9/02/11	310	319,052
Series B 4.75%, 9/02/08	375	377,089
Salinas Union High Sch Dist FGIC Series A 5.25%, 10/01/20-10/01/21	4,630	5,059,479
San Bernardino Cnty COP (West Valley Det Ctr Ref) MBIA Series A 5.25%, 11/01/17	7,495	8,027,370
San Diego Cnty (Edgemoor Proj & Regl Sys) AMBAC 5.00%, 2/01/15	2,000	2,161,440
San Diego Cnty Regional Transp Commission (Sales Tax Rev) FGIC Series A 5.25%, 4/01/08	2,360	2,381,806
San Diego Uni Sch Dist (Election 1998) FGIC Series D 5.25%, 7/01/25	2,170	2,332,490
San Francisco City & Cnty Arpt Commission (Int’l Arpt Rev Second) AMT FSA Series 15A 5.00%, 5/01/18	2,520	2,568,006
San Francisco City & Cnty Pub Util Commission MBIA 5.25%, 10/01/14	5,245	5,659,407
San Jose Redev Agy Tax Alloc (Merged Area Redev) (Unrefunded) MBIA 6.00%, 8/01/15	670	772,383
San Jose Redev Agy Tax Alloc (Merged Area Redev) PreRefunded ETM MBIA 6.00%, 8/01/15	330	382,127

22	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio — Schedule of Investments

	Principal Amount (000)	U.S. $ Value

San Mateo Cnty Comnty Coll Dist (Election 2001) FGIC Series A 5.375%, 9/01/20	$1,140	$1,216,551
San Mateo Cnty Transp Dist MBIA Series A 5.50%, 6/01/16	1,430	1,613,540
San Ramon Valley Uni Sch Dist (Election 2002) FSA 5.25%, 8/01/20	1,000	1,073,370
Santa Clara Cnty Fin Auth (Lease Rev) AMBAC Series A 5.00%, 11/15/17	6,390	6,525,979
Santa Clara Redev Agy (Tax Alloc Bayshore North Proj) MBIA 5.00%, 6/01/15	1,000	1,002,050
Santa Fe Springs Comnty Dev Commission MBIA Series A 5.375%, 9/01/17	1,460	1,546,213
South Orange Cnty Pub Fin Auth (Foothill Area) FGIC Series C 8.00%, 8/15/09	1,100	1,191,531
Southern California Pub Pwr Auth (San Juan Pwr) FSA Series B 5.25%, 1/01/20(a)	21,400	22,881,522
Taft Pub Fin Auth (Comnty Correctional Fac Proj) Series A 5.95%, 1/01/11	2,130	2,152,663
Tahoe-Truckee Uni Sch Dist No. 1 MBIA 5.50%, 8/01/19	1,185	1,342,759
Tobacco Securitization Auth of Northern California (Asset Bkd Bds) Series A 5.375%, 6/01/41	13,025	13,870,583
Tobacco Securitization Auth of Southern California (Asset Bkd Bds) Series B 6.00%, 6/01/43	9,180	10,137,841
Tobacco Securitization Auth of Southern California (Asset Bkd Bds) (Prerefunded) Series A 5.50%, 6/01/36	8,040	8,707,642
Univ of California AMBAC Series A 5.00%, 5/15/11	1,835	1,930,218
AMBAC Series B 5.00%, 5/15/12	2,780	2,957,447
FSA 5.00%, 5/15/16	6,220	6,747,456
MBIA 5.00%, 5/15/13-5/15/15	14,040	15,171,197

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	23

Intermediate California Municipal Portfolio — Schedule of Investments

	Principal Amount (000)	U.S. $ Value

Walnut Pub Fin Auth Tax Alloc (Walnut Impt Proj) AMBAC 5.375%, 9/01/20	$2,075	$2,205,912

		1,121,951,756

Alabama – 0.4%
Birmingham Wtrwrks & Swr Brd (Prerefunded) Series 2002 B MBIA 5.00%, 1/01/37	5,845	6,226,854

Arizona – 0.0%
Pima Cnty IDA (Horizon Comnty Learning Center) 4.45%, 6/01/14	670	655,608

Colorado – 0.0%
Denver City & Cnty (Arpt Rev) AMT Series D 7.75%, 11/15/13	500	549,665

Florida – 4.2%
Arborwood CDD (Center Home Proj) 5.10%, 5/01/16	1,000	949,280
Arborwood CDD (Centex Homes Proj) 5.25%, 5/01/16	1,920	1,815,821
Bartram Park CDD (Spl Assmt) 4.875%, 5/01/15	770	712,081
Beacon Tradeport CDD (Spl Assmt Industrial Proj) Series B 7.125%, 5/01/22	765	803,120
Chapel Creek CDD 5.20%, 5/01/11	1,590	1,574,116
Concorde Estates CDD Series 04B 5.00%, 5/01/11	590	580,513
Dupree Lakes CDD 5.00%, 11/01/10	340	335,230
Durbin Crossing CDD (Spl Assmt) Series B-2 4.875%, 11/01/10	2,140	2,103,684
Fiddlers Creek CDD No. 2 (Spl Assmt) Series B 5.75%, 5/01/13	1,170	1,168,280
Florida St Dept of Enviro Protection MBIA 5.00%, 7/01/13	6,760	7,225,088
Florida St Trpk Auth FGIC 5.00%, 7/01/12-7/01/14	7,935	8,456,241
Gateway CDD (Sun City Center) Series 03B 5.50%, 5/01/10	570	563,320
Lake Ashton II CDD (Capital Impt Rev) Series B 4.875%, 11/01/10	500	486,425

24	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio — Schedule of Investments

	Principal Amount (000)	U.S. $ Value

Lakewood Ranch Stewardship Dist 5.00%, 5/01/13	$1,150	$1,107,691
Meadow Pointe III CDD (Capital Impt Rev) Series 2004-1 4.80%, 11/01/09	600	592,296
Miami Beach Hlth Facs Auth (Mount Sinai Med Ctr) Series 04 6.75%, 11/15/24	2,400	2,581,824
Middle Village CDD (Spl Assmt) Series B 5.00%, 5/01/09	240	238,450
Monterra CDD (Spl Assmt) Series B 5.00%, 11/01/10	2,400	2,366,328
5.125%, 11/01/14	1,185	1,141,036
New River CDD 5.00%, 5/01/13	1,735	1,671,169
Palm Glades CDD 4.85%, 8/01/11	785	763,593
Parker Road CDD 5.35%, 5/01/15	2,060	2,002,464
Paseo CDD 5.00%, 2/01/11	825	813,582
Paseo CDD (Capital Impt Rev) Series B 4.875%, 5/01/10	830	810,080
Quarry CDD (Spl Assmt) 5.25%, 5/01/16	2,065	1,970,217
Rolling Hills CDD 5.125%, 11/01/13	2,030	1,934,326
Sandy Creek CDD 5.50%, 5/01/15	605	593,602
Shingle Creek CDD 5.75%, 5/01/15	3,000	2,965,470
Six Mile Creek CDD 5.50%, 5/01/17	1,125	1,106,156
Sterling Hill CDD (Capital Impt) Series B 5.50%, 11/01/10	310	309,420
Stoneybrook South CDD 5.45%, 11/01/15	3,435	3,355,995
Tern Bay CDD (Capital Impt Rev) Series B 5.00%, 5/01/15	1,015	931,242
Venetian CDD (Capital Impt) Series B 5.95%, 5/01/12	195	198,578
Villasol CDD (Spl Assmt Rev) Series B 5.375%, 5/01/08	155	154,947
Vizcaya CDD 6.50%, 12/20/07	4,800	4,800,864
Waterford Estates CDD 5.125%, 5/01/13	1,000	968,640

		60,151,169

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	25

Intermediate California Municipal Portfolio — Schedule of Investments

	Principal Amount (000)	U.S. $ Value

Guam – 0.6%
Comwlth of the Northern Mariana Islands ACA Series A 6.00%, 6/01/14	$2,830	$3,011,828
Guam Govt Wtrwrks Auth (Wtr & Wastewtr Sys Rev) 5.00%, 7/01/12	1,270	1,285,405
5.50%, 7/01/16	1,500	1,571,970
Guam Govt Wtrwrks Auth Cops (Prerefunded) 5.18%, 7/01/15	2,538	2,604,873

		8,474,076

Illinois – 0.4%
Bolingbrook Sales Tax Rev 6.00%, 1/01/26(b)	4,450	4,435,983
Pingree Grove Village II (CamBrdg Lakes Proj) Series 5-1 5.25%, 3/01/15	780	780,725

		5,216,708

Indiana – 0.2%
South Bend Econ Dev (One Michiana Square Proj) 4.755%, 10/01/09(a)	3,100	2,987,873

Louisiana – 0.3%
Coves of the Highland Cnty CDD 5.60%, 11/01/21	3,200	3,079,296
Tangipahoa Parish Sch Dist 5.90%, 5/01/22	1,035	1,015,138

		4,094,434

Massachusetts – 0.1%
Massachusetts State GO 5.50%, 1/01/13	1,500	1,635,015

Nevada – 0.8%
Clark Cnty Sch Dist Series 2003 D MBIA 5.50%, 6/15/12	7,165	7,729,101
Clark Cnty Spl Impt Dist No 142 5.30%, 8/01/11	1,980	2,012,373
Henderson Local Impt Dists No. T-16 4.75%, 3/01/13	315	307,651
Las Vegas Spl Impt Dist No. 607 (Loc Impt Bds) 4.80%, 6/01/09	1,590	1,587,392

		11,636,517

26	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio — Schedule of Investments

	Principal Amount (000)	U.S. $ Value

North Carolina – 0.3%
North Carolina Eastern Mun Pwr Agy Pwr Sys Rev Series C 5.30%, 1/01/15	$3,580	$3,766,840

Ohio – 1.1%
American Municipal Pwr-Ohio, Inc. Series 2007 A 5.00%, 2/01/13	12,090	12,540,836
Port Auth Columbiana Cnty SWFR (Liberty Waste Trans LLC Proj) AMT Series A 7.00%, 8/01/21	2,745	2,845,083

		15,385,919

Pennsylvania – 0.2%
Beaver Cnty IDA PCR (Cleveland Electric Proj) Series 98 3.75%, 10/01/30(a)	3,415	3,397,037

Puerto Rico – 7.2%
Comwlth of Puerto Rico FGIC 5.25%, 7/01/10	2,000	2,089,120
MBIA-IBC Series A 5.50%, 7/01/15	5,535	6,180,492
Series A 5.00%, 7/01/30(a)	3,215	3,344,018
Series C 5.00%, 7/01/18(a)	6,010	6,070,941
Comwlth of Puerto Rico Govt Dev Bk 5.00%, 12/01/11	1,000	1,041,040
Puerto Rico Hwy & Transp Auth AMBAC 5.50%, 7/01/10	890	936,913
Puerto Rico Hwy & Transp Auth Hwy FSA Series AA 5.00%, 7/01/26(a)	31,130	32,315,431
Puerto Rico Hwy & Transp Auth Transp (Escrowed to Maturity) AMBAC Series A 5.50%, 7/01/10	1,610	1,695,620
Puerto Rico Infrastructure Fin Auth AMBAC Series C 5.50%, 7/01/15	4,155	4,639,556
Puerto Rico Municipal Fin Agy FSA 5.00%, 8/01/14	1,000	1,078,380
FSA Series C 5.00%, 8/01/13	6,225	6,662,306
Series A 5.00%, 8/01/10	3,915	4,032,215
Puerto Rico Pub Bldg Auth 5.50%, 7/01/12	1,140	1,217,212

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	27

Intermediate California Municipal Portfolio — Schedule of Investments

	Principal Amount (000)	U.S. $ Value

Puerto Rico Pub Bldg Auth Rev (Govt Facs) FGIC Series H 5.25%, 7/01/14	$3,230	$3,528,226
Puerto Rico Pub Bldgs Auth 5.25%, 7/01/11	1,015	1,062,969
Puerto Rico Pub Fin Corp. 5.50%, 8/01/29	15,260	16,424,185
5.75%, 8/01/27(a)	5,000	5,321,750
Puerto Rico Pub Fin Corp. (Commonwealth Appropriation) MBIA Series A 5.25%, 8/01/29(a)	4,365	4,645,626

		102,286,000

South Carolina – 0.1%
Lancaster Cnty Assmt Rev (Edenmoor Impt Dist) Series B 5.375%, 12/01/16	1,875	1,880,100

Texas – 1.2%
Arlington Independent Sch Dist 5.00%, 2/15/12(c)	7,165	7,542,524
Univ of Texas 5.25%, 8/15/13	7,475	8,088,847
Willacy Cnty TX (Loc Govt Corp Proj) 6.00%, 3/01/09	825	842,457

		16,473,828

Virginia – 0.4%
Broad Street CDA 7.125%, 6/01/15	1,190	1,297,326
Celebrate North CDD Spl Assmt Rev (Celebrate VA) Series B 6.25%, 3/01/18	1,250	1,302,137
Louisa IDA PCR (Elec & Pwr Co.) 5.25%, 12/01/08	3,310	3,331,714

		5,931,177

Washington – 0.7%
Washington State GO 5.00%, 7/01/13	9,155	9,770,216

Total Long-Term Municipal Bonds (cost $1,367,875,309)		1,382,470,792

Short-Term Municipal Notes – 2.2%
California – 2.2%
California Pollution Ctl Fin Auth 3.93%, 11/01/26(d)(e)	11,490	11,490,340

28	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio — Schedule of Investments

	Principal Amount (000)	U.S. $ Value

California St Dept of Water Res Pwr Sup Rev Series 01B-3 3.80%, 5/01/22(d)	$500	$500,000
Series 02B-2 3.97%, 5/01/22(d)	2,500	2,500,000
Series B4 3.84%, 5/01/22(d)	500	500,000
Series F-2 3.93%, 5/01/20(d)	12,000	12,000,000
California State 3.90%, 5/01/34(d)	1,000	1,000,000
California Statewide CDA (Chevron Texaco Corp) Series 2002 3.95%, 5/15/24(d)	3,100	3,100,000

Total Short-Term Municipal Notes (cost $31,090,340)		31,090,340

Total Investments — 99.0%
(cost $1,398,965,649)(f)		1,413,561,132
Other assets less liabilities — 1.0%		14,293,238

Net Assets — 100.0%		$1,427,854,370

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Citigroup	$1,245	6/01/12	BMA	*	3.628%	$14,989
Citigroup	12,800	11/10/26	3.884%		BMA *	150,685
JPMorgan Chase	5,800	10/01/07	BMA	*	3.635%	(1,843)
JPMorgan Chase	35,700	11/10/11	BMA	*	3.482%	226,651
JPMorgan Chase	2,455	9/21/12	BMA	*	3.385%	2,522
Merrill Lynch	6,000	7/12/08	BMA	*	3.815%	24,731
Merrill Lynch	1,380	2/12/12	BMA	*	3.548%	12,030

*	Variable interest based on the BMA (Bond Market Association) Municipal Swap Index, which fluctuates weekly.

(a)	Variable rate coupon, rate shown as of September 30, 2007.

(b)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(c)	When-Issued security.

(d)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	29

Intermediate California Municipal Portfolio — Schedule of Investments

(e)	Position, or a portion thereof, has been segregated to collateralize when issued security.

(f)	At September 30, 2007, the cost basis for tax purposes was $1,398,965,850. Gross unrealized appreciation of investments was $17,745,300 and gross unrealized depreciation of investments was $3,150,018, resulting in net unrealized appreciation of $14,595,282 (excluding swap transactions).

Glossary:

ACA	- American Capital Access Financial Guaranty Corporation
AMBAC	- American Bond Assurance Corporation
AMT	- Alternative Minimum Tax (subject to)
CDA	- Community Development Administration
CDD	- Community Development District
CFD	- Community Facilities District
COP	- Certificate of Participation
ETM	- Escrow to Maturity
FGIC	- Financial Guaranty Insurance Company
FHLMC	- Federal Home Loan Mortgage Corporation
FNMA	- Federal National Mortgage Association
FSA	- Financial Security Assurance Inc.
GNMA	- Government National Mortgage Association
GO	- General Obligation
IBC	- International Bancshares Corporation
IDAx	- International Bancshares Corporation
MBIA	- Municipal Bond Investors Assurance
MTA	- Metropolitan Transportation Authority
PCR	- Pollution Control Revenue
RADIAN	- Radian Group, Inc.
SFMR	- Single Family Mortgage Revenue
SWFR	- Solid Waste Facility Revenue
XLCA	- XL Capital Assurance Inc.

See notes to financial statements.

30	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio — Schedule of Investments

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

SCHEDULE OF INVESTMENTS

September 30, 2007

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 99.2%
Long-Term Municipal Bonds – 97.5%
Alabama – 1.0%
Cnty of Jefferson FGIC 5.00%, 2/01/42	$5,900	$6,268,160
Jefferson Cnty Swr Rev (Capital Improvement Warrants) (Prerefunded) FGIC Series 02 5.00%, 2/01/41	7,725	8,200,010
Jefferson Cnty Wtr & Swr Rev (Prerefunded) FGIC Series 02B 5.00%, 2/01/41	12,005	12,754,112
Jefferson Cnty, Ltd Oblig, Sch Warrants Series A 5.25%, 1/01/11	1,700	1,780,818
Jefferson Cnty, Sw (Prerefunded) FGIC Series A 5.75%, 2/01/38	4,290	4,457,181
Jefferson Cnty, SWR FSA Series B8 5.25%, 2/01/10	2,100	2,178,498
Jefferson Cnty, SWR, Capital Impt Warrants (Prerefunded) FGIC Series A 5.00%, 2/01/33	8,865	9,122,617
5.125%, 2/01/39	1,185	1,221,344

		45,982,740

Alaska – 0.2%
Anchorage FGIC 6.00%, 10/01/09	1,000	1,047,760
MBIA Series B 5.25%, 7/01/08	6,100	6,178,751

		7,226,511

Arizona – 2.2%
Arizona Hlth Facs Auth (Phoenix Children’s Hosp) 4.84%, 2/01/42(a)	18,025	17,913,605
Arizona Sch Facs Brd FGIC 5.00%, 9/01/15	1,765	1,911,001
Arizona Sch Facs Brd Rev, Ref St Sch Impt 5.00%, 1/01/13	1,315	1,401,553
Arizona St Transp Brd 5.00%, 7/01/13-7/01/16	26,305	28,383,846
Arizona Tourism & Sports Auth Tax Rev (Baseball Training Facs Proj.) 5.00%, 7/01/15-7/01/16	3,815	3,906,958

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	31

Intermediate Diversified Municipal Portfolio — Schedule of Investments

	Principal Amount (000)	U.S. $ Value

Arizona Water Infra Fin Auth Rev Water Quality Series A 5.75%, 10/01/11	$1,525	$1,606,588
Maricopa Cnty IDA, MFHR (Steeplechase Apts Proj) AMT Series B 6.25%, 12/01/20	1,900	1,905,871
Maricopa Cnty Uni Sch Dist No. 48 FSA Series B 4.75%, 7/01/10	1,000	1,031,330
Mesa St & Hwy Rev (Prerefunded) FSA 5.125%, 7/01/23	4,255	4,624,334
Mesa IDA Rev (Discovery Hlth Sys) (Prerefunded) MBIA Series A 5.625%, 1/01/29	2,000	2,107,580
Phoenix Civic Impt Corp. AMBAC 5.00%, 7/01/14	5,000	5,393,850
MBIA 5.00%, 7/01/14	5,000	5,387,650
Phoenix, Civic Impt Corp., Transit Excise Tax Rev (Light Rail Proj.) AMBAC 5.00%, 7/01/10-7/01/11	10,590	11,085,019
Pima Cnty IDA 5.45%, 12/01/17	2,550	2,499,382
Pima Cnty IDA (Horizon Comnty Learning Center) 4.45%, 6/01/14	2,050	2,005,966
Salt River Agricultural Impt & Pwr Dist (Salt River Proj) Series A 5.00%, 1/01/09-1/01/10	5,245	5,378,402
Vistancia CFD 5.00%, 7/15/08	400	401,708
5.30%, 7/15/09	500	507,000
5.55%, 7/15/10	500	513,290
Watson Road CFD (Spl Assmt Rev) 4.85%, 7/01/10	1,210	1,200,731
Yavapai Cnty IDA (Yavapai Regl Med Ctr) RADIAN Series 2003 A 6.30%, 8/01/27(b)	3,575	3,575,000

		102,740,664

California – 3.9%
California Dept of Water Res Pwr Sup Rev MBIA-IBC Series 2A 5.50%, 5/01/10	7,115	7,466,196
California Econ Rec Bonds MBIA Series A 5.00%, 7/01/11	3,665	3,854,847

32	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio — Schedule of Investments

	Principal Amount (000)	U.S. $ Value

Series A 5.25%, 1/01/10-7/01/12	$34,420	$36,293,299
California State GO 5.00%, 6/01/10-3/01/16	40,730	43,118,736
5.25%, 3/01/10	2,925	3,040,216
6.00%, 2/01/11	15,760	16,950,668
California St Dept of Water Res Pwr Sup Rev Series A 5.50%, 5/01/09	4,585	4,728,694
California Statewide CDA (Kaiser Permanente) Series E 3.875%, 4/01/32(b)	6,695	6,709,997
Fremont Uni Sch Dist (Election 2002) FSA Series B 5.00%, 8/01/27	1,000	1,042,670
Fresno Uni Sch Dist MBIA Series A 6.00%, 2/01/20	3,255	3,817,529
Golden St Tobacco Securitization Corp. 5.375%, 6/01/28	2,725	2,854,328
FGIC 5.375%, 6/01/28	19,395	20,315,487
5.50%, 6/01/33	5,000	5,471,650
Imperial Redev Agy (Redev Proj Sub Nts) 4.50%, 12/01/11	1,100	1,089,088
Los Angeles Uni Sch Dist FSA Series A 5.25%, 7/01/20	1,785	1,942,312
Sacramento City Fin Auth (Lease Rev) Series B 5.40%, 11/01/20	1,000	1,087,970
Sacramento Mun Util Dist MBIA Series G 6.50%, 9/01/13	1,035	1,138,614
Tax Exempt Mun Infra Impt Trust, Certificates Class A Series 2004C 4.05%, 11/01/08(c)	5,498	5,434,058
Tax Exempt Municipal Infra Series 04A 3.80%, 5/01/08(c)	18,695	18,649,010

		185,005,369

Colorado – 1.1%
Baptist Road Rural Transp Auth 4.80%, 12/01/17	310	298,865
Colorado Dept of Transp (Trans Rev Antic Nts) (Prerefunded) AMBAC 6.00%, 6/15/15	3,000	3,203,490
Colorado Dept of Transp (Transp Rev Antic Nts) FGIC Series B 5.00%, 12/15/13	9,100	9,796,605

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	33

Intermediate Diversified Municipal Portfolio — Schedule of Investments

	Principal Amount (000)	U.S. $ Value

MBIA Series B 5.50%, 6/15/13-6/15/14	$8,230	$9,106,553
Colorado Edu & Cultural Fac Auth 4.04%, 2/01/25-12/01/35(d)	4,900	4,900,000
Colorado Edu & Cultural Fac Auth (Natl Jewish Fed Bd Prog) 4.04%, 12/01/34(d)	1,500	1,500,000
Municipal Subdistrict Northern Colorado Water Conservancy Dist AMBAC 5.00%, 12/01/13	7,295	7,825,347
PV Water & San Met Dist Cap Appreciation Series 06 Zero Coupon, 12/15/17	17,040	9,291,230
Todd Creek Farms Metro Dist No. 1 (Wtr Rev Ref & Impt) 4.75%, 12/01/09	3,180	3,167,566
Weld Cnty Sch Dist No. 6 (Greeley) FSA 5.25%, 12/01/17	2,405	2,561,758

		51,651,414

Connecticut – 1.0%
Connecticut Res Recovery Auth MBIA 5.375%, 11/15/09-11/15/10	6,505	6,611,590
Connecticut St 5.50%, 12/01/07	10	10,031
FSA 5.00%, 11/15/13	5,700	6,144,144
5.375%, 10/01/13	4,795	5,109,024
MBIA 5.00%, 12/01/12-12/01/13	14,365	15,438,690
Connecticut St Res Recov Auth, Mid-Connecticut Sys MBIA Series A 5.75%, 11/15/07	2,115	2,120,330
Connecticut St Special Tax Obligation FSA 5.375%, 10/01/10	6,250	6,576,750
Connecticut St Spl Tax Oblig Rev Series B 6.15%, 9/01/09	1,000	1,048,730
Mashantucket Western Pequot Tribe, Spl Rev Series Sub Ser B 5.55%, 9/01/08(c)	1,700	1,715,232
Univ of Connecticut (Student Fee Rev) FGIC Series A 5.25%, 11/15/17	3,065	3,296,530

		48,071,051

34	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio — Schedule of Investments

	Principal Amount (000)	U.S. $ Value

Delaware – 0.4%
Delaware Transp Auth Motor Fuel Tax Rev MBIA 5.00%, 7/01/10	$15,500	$16,094,270
Delaware Transp Auth Transp Sys Rev, Senior MBIA 5.00%, 7/01/11	3,680	3,866,686

		19,960,956

District Of Columbia – 0.3%
Dist of Columbia AMBAC Series B-1 5.50%, 6/01/08	8,510	8,614,248
Dist of Columbia (Unrefunded) FSA Series B 5.50%, 6/01/09	2,100	2,166,759
Dist of Columbia Escrowed to Maturity (Prerefunded) FSA Series B 5.50%, 6/01/09	175	180,707
Dist of Columbia Water & Swr Auth, Pub Util Rev FSA 6.00%, 10/01/16	1,635	1,890,681
Dist of Columbia, COP AMBAC 5.25%, 1/01/08	1,000	1,003,960
District of Columbia Hsg Fin Agy Single Family FNMA & GNMA Mtg GNMA/ FNMA Series A 6.25%, 12/01/28	910	926,935

		14,783,290

Florida – 10.0%
Amelia Walk CDD 5.20%, 5/01/14	2,160	2,090,988
Arborwood CDD (Center Home Proj) 5.10%, 5/01/16	2,500	2,373,200
Arborwood CDD (Centex Homes Proj) 5.25%, 5/01/16-5/01/36	9,320	8,602,674
Beacon Tradeport CDD (Spl Assmt Industrial Proj) Series B 7.125%, 5/01/22	2,410	2,530,090
Belmont CDD 5.125%, 11/01/14	2,500	2,369,700
Bonnet Creek Resort CDD, Spl Assmt 7.125%, 5/01/12	1,720	1,823,750
Brevard Cnty Sch Brd AMBAC 5.00%, 7/01/26	5,000	5,307,000
Broward Cnty Sch Brd FGIC 5.00%, 7/01/13-7/01/14	7,150	7,579,751
Broward Cnty, Arpt Sys Rev AMT MBIA Series E 5.25%, 10/01/10	2,065	2,114,643

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	35

Intermediate Diversified Municipal Portfolio — Schedule of Investments

	Principal Amount (000)	U.S. $ Value

Chapel Creek CDD 5.25%, 5/01/15	$3,660	$3,535,597
Citizens Ppty Insurance Corp. MBIA 5.00%, 3/01/14-3/01/16	103,035	110,888,970
Orange Cnty FGIC 5.00%, 1/01/13	5,520	5,869,747
Collier Cnty Sch Brd FSA 5.00%, 2/15/16	5,000	5,337,650
Dade Cnty Sch Dist MBIA Series 94 5.00%, 8/01/12	8,060	8,540,940
Dupree Lakes CDD 5.00%, 11/01/10	275	271,142
Durbin Crossing CDD 5.25%, 11/01/15	1,630	1,576,829
East Homestead CDD 5.00%, 5/01/11	1,435	1,411,925
Fishhawk CDD II 5.00%, 5/01/12	3,000	2,941,080
Florida Hurricane Catastrophe Fund 5.00%, 7/01/11	32,320	33,809,306
Florida St Brd of Ed 5.00%, 6/01/12	4,610	4,876,320
FGIC 5.25%, 6/01/11	2,125	2,244,149
MBIA Series C 5.25%, 1/01/11	4,600	4,830,184
Series A 5.00%, 1/01/13	14,745	15,679,243
Series B 5.00%, 1/01/12	9,850	10,371,853
ST GTD 5.00%, 6/01/13	5,000	5,339,550
Florida St Brd of Ed Capital Outlay, ETM 9.125%, 6/01/14	150	194,073
Florida St Brd of Ed Capital Outlay, (Unrefunded) 9.125%, 6/01/14	990	1,163,210
Florida St Brd of Ed, Pub Ed Series A 5.00%, 6/01/12	5,305	5,611,470
Florida St Dept of Enviro Protection AMBAC 5.00%, 7/01/13-7/01/15	16,920	18,197,497
Florida St Dept of Enviro Protection Preservation Rev Florida Forever FGIC Series A 5.00%, 7/01/18	3,435	3,627,772

36	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio — Schedule of Investments

	Principal Amount (000)	U.S. $ Value

Florida St Trpk Auth FGIC 5.00%, 7/01/11	$1,020	$1,069,552
FSA 5.00%, 7/01/12	6,375	6,749,340
5.25%, 7/01/10	6,975	7,282,109
Gateway Svcs CDD, Spl Assmt (Stoneybrook Proj) Series B 5.50%, 7/01/08	105	105,043
Greyhawk Landing CDD, Spl Assmt Rev Series B 6.25%, 5/01/09	140	140,427
Hammock Bay CDD (Spl Assmt) Series B 5.375%, 5/01/11	105	104,540
Harbor Bay CDD (Capital Impt Rev) Series B 6.35%, 5/01/10	1,005	1,006,779
Heritage Isle at Viera CDD Series 4B 5.00%, 11/01/09	115	113,925
Heritage Plantation CDD 5.10%, 11/01/13	3,710	3,582,079
Jacksonville Dist Water & Swr Rev MBIA 5.00%, 10/01/20	5,340	5,408,726
Lake Ashton II CDD 5.00%, 11/01/11	6,810	6,686,807
Lake Ashton II CDD (Capital Impt Rev) Series B 4.875%, 11/01/10	1,400	1,361,990
Lakewood Ranch Stewardship Dist 5.00%, 5/01/13	530	510,501
Landmark at Doral CDD 5.20%, 5/01/15	4,535	4,332,376
Live Oak CDD Series B 5.00%, 11/01/09	3,730	3,688,672
Live Oak CDD No. 001, Spl Assmt ETM Series B 5.30%, 5/01/08	95	94,916
Manatee Cnty CDD (Heritage Harbor South) Series 02B 5.40%, 11/01/08	5	4,976
Meadow Pointe III CDD Series 4B 5.00%, 5/01/09	295	293,094
Meadow Pointe IV CDD Capital Impt Series B 5.125%, 11/01/07	170	170,007
Meadow Woods CDD Series 4B 5.25%, 5/01/11	1,270	1,244,371
Miami Beach Hlth Facs Auth (Mount Sinai Med Ctr) Series 04 6.75%, 11/15/24	6,990	7,519,562

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	37

Intermediate Diversified Municipal Portfolio — Schedule of Investments

	Principal Amount (000)	U.S. $ Value

Miami-Dade Cnty Sch Dist MBIA 4.75%, 7/15/10	$11,215	$11,538,104
Middle Village CDD (Spl Assmt) Series C 5.125%, 5/01/09	535	532,459
Midtown Miami CDD Series 04A 6.00%, 5/01/24	4,300	4,315,953
Miromar Lakes CDD Series 00A 7.25%, 5/01/12	1,990	2,063,630
Monterra CDD (Spl Assmt) Series B 5.00%, 11/01/10	6,760	6,665,157
5.125%, 11/01/14	9,455	9,104,219
Orlando, WasteWtr Sys Rev Series A 7.063%, 10/01/07	1,790	1,790,000
Orlando, WasteWtr Sys Rev, CPI Bd, Mandatory Put Series A 7.063%, 10/01/15	6,070	6,070,000
Overoaks CDD (Capital Impt Rev) Series 4B 5.125%, 5/01/09	2,675	2,662,294
Palm Beach Cnty Solid Waste Auth AMBAC Series A 6.00%, 10/01/09	4,070	4,258,767
Palm Beach Cnty Solid Waste Auth AMBAC Series A 6.00%, 10/01/09	235	246,407
Palm Glades CDD 4.85%, 8/01/11	2,150	2,091,369
Parkway Ctr CDD (Spl Assmt Ref) Series B 5.625%, 5/01/14	5,400	5,351,562
Paseo CDD 5.00%, 2/01/11	2,500	2,465,400
Paseo CDD (Capital Impt Rev) Series B 4.875%, 5/01/10	5,130	5,006,880
Quarry CDD (Spl Assmt) 5.25%, 5/01/16	1,050	1,001,805
Series A-2 5.25%, 5/01/36	7,060	6,243,864
Reunion East CDD Series B 5.90%, 11/01/07	60	60,001
Riverwood Estates CDD 5.00%, 5/01/13	1,960	1,865,469
Saddlebrook CDD (Spl Assmt) Series B 6.25%, 5/01/09	10	10,005
Sandy Creek CDD 5.50%, 5/01/15	1,160	1,138,146
Sarasota Cnty Util Sys Rev FGIC Series C 5.25%, 10/01/21	2,000	2,105,680

38	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio — Schedule of Investments

	Principal Amount (000)	U.S. $ Value

Seven Oaks CDD II (Spl Assmt Rev) Series B 5.00%, 5/01/09	$2,060	$2,046,692
Shingle Creek CDD 5.75%, 5/01/15	4,885	4,828,774
South Bay CDD Series 5B-2 5.375%, 5/01/13	2,900	2,810,999
South Bay CDD (Capital Impt Rev) Series B-1 5.125%, 11/01/09	1,090	1,077,203
Stoneybrook South CDD 5.45%, 11/01/15	7,075	6,912,275
Sunrise Util Sys Rev AMBAC 5.50%, 10/01/13	2,445	2,671,431
Sweetwater Creek CDD 5.125%, 5/01/13	3,000	2,905,920
5.30%, 5/01/17	1,000	972,460
Tampa Occupational License Tax FGIC Series A 5.375%, 10/01/17-10/01/18	8,110	8,671,289
Tampa Water & Swr Rev Series A 5.25%, 10/10/18	1,160	1,232,662
Tampa-Hillsborough Cnty Express Parkway AMBAC 5.00%, 7/01/12	8,575	9,078,524
Tern Bay CDD (Capital Impt Rev) Series B 5.00%, 5/01/15	2,570	2,357,924
Venetian CDD (Capital Impt) Series B 5.95%, 5/01/12	370	376,790
Verano Center CDD 5.00%, 11/01/12	2,315	2,265,228
Verano Ctr CDD (Infrastructure Proj) Series B 5.00%, 11/01/13	3,295	3,164,683
Villages of Westport CDD Series 05A 5.125%, 5/01/15	2,290	2,194,828
Waterford Estates CDD 5.125%, 5/01/13	2,000	1,937,280
Waterset North CDD 6.55%, 11/01/15(e)	7,015	6,992,833
Westchester CDD No. 1 (Spl Assmt) 6.00%, 5/01/23	4,670	4,651,040

		476,316,101

Georgia – 1.6%
Georgia State GO 6.00%, 3/01/12	1,000	1,100,470
Series A 6.25%, 4/01/08	2,600	2,635,646

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	39

Intermediate Diversified Municipal Portfolio — Schedule of Investments

	Principal Amount (000)	U.S. $ Value

Series C 6.25%, 8/01/10	$1,490	$1,599,321
Series D 6.70%, 8/01/08	1,770	1,816,728
Main Street Natural Gas, Inc. 5.00%, 3/15/10-3/15/13	33,715	34,796,828
Metro Atlanta Rapid Transit Auth FGIC 5.00%, 7/01/12-7/01/13	11,520	12,332,283
Metro Atlanta Rapid Transit Auth Sales Tax Rev (Second Indenture) MBIA Series B 5.10%, 7/01/20	11,000	11,240,570
Municipal Elec Auth of Georgia FSA 5.25%, 1/01/14	4,230	4,597,249
MBIA 5.25%, 1/01/14	3,625	3,939,722
Municipal Elec Auth of Georgia (Unrefunded) (Combustion Turbine Proj.) MBIA Series A 5.25%, 11/01/21	3,000	3,166,440

		77,225,257

Guam – 0.2%
Guam Govt Wtrwks Auth Cops (Prerefunded) 5.18%, 7/01/15	7,668	7,870,366
Guam Govt Wtrwrks Auth Water & Wastewtr Sys Rev 5.00%, 7/01/10	2,055	2,071,070
Series 05 5.00%, 7/01/13	1,345	1,361,570

		11,303,006

Hawaii – 2.9%
Hawaii St AMBAC 5.00%, 7/01/11-7/01/15	66,780	71,524,058
FSA Series CX 5.50%, 2/01/21	2,540	2,696,109
Hawaii St Escrowed to Maturity FGIC Series CN 6.00%, 3/01/09	105	108,638
Hawaii St (Prerefunded) FSA Series CX 5.50%, 2/01/17	2,940	3,164,293
Hawaii St (Unrefunded) FGIC Series CN 6.00%, 3/01/09	2,560	2,646,554
FSA Series CX 5.50%, 2/01/17	4,055	4,330,821
Hawaii St GO Ambac Series DG AMBAC 5.00%, 7/01/14	47,080	50,730,112

		135,200,585

40	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio — Schedule of Investments

	Principal Amount (000)	U.S. $ Value

Illinois – 4.5%
Bolingbrook Sales Tax Rev 5.75%, 1/01/15(f)	$4,000	$3,979,880
Chicago FSA Series A 5.00%, 1/01/12	5,760	6,069,830
Chicago (Kingsbury Redev Proj.) Series A 6.57%, 2/15/13	2,000	2,034,080
Chicago (Prerefunded) FGIC Series A 6.75%, 1/01/35	2,310	2,523,121
Chicago Brd of Ed, Lease Certificates MBIA Series A 6.25%, 1/01/11	1,880	2,029,949
Chicago HFA SFMR (Mtg Rev) AMT GNMA/ FNMA/ FHLMC Series 99 A 6.35%, 10/01/30	110	113,667
Chicago O’Hare Int’l Arpt, Rev, Second Lien MBIA Series C 5.00%, 1/01/10	1,890	1,946,039
5.75%, 1/01/09	1,675	1,718,751
Chicago Park Dist, Harbor Fac Rev (Prerefunded) 5.875%, 1/01/13-1/01/15	5,735	6,127,159
Chicago Pub Bldg Commission (Chicago Park Dist) FGIC Series A 5.375%, 1/01/13	2,510	2,586,053
Chicago Pub Bldg Commission (Chicago Transit Auth ) AMBAC 5.00%, 3/01/09	1,180	1,204,780
5.25%, 3/01/21	4,000	4,317,680
Chicago Transit Auth, Capital Grant Receipts Rev (Federal Transit Administration, Section 5307) AMBAC Series A 5.25%, 6/01/10	4,570	4,764,225
AMBAC Series B 5.00%, 6/01/09	2,000	2,048,560
City of Chicago FSA 5.00%, 1/01/16	5,000	5,367,750
MBIA 5.25%, 1/01/15	4,225	4,615,137
Cook Cnty Escrowed to Maturity MBIA 7.25%, 11/01/07	355	355,998
Du Page Cnty (Stormwater Proj.) 5.60%, 1/01/21	1,920	2,124,115
Du Page Cnty Jail Proj. 5.60%, 1/01/21	6,735	7,450,998
Du Page Cnty Water Commission 5.25%, 3/01/09-3/01/10	11,910	12,269,057

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	41

Intermediate Diversified Municipal Portfolio — Schedule of Investments

	Principal Amount (000)	U.S. $ Value

Illinois Dev Fin Auth, Adventist Hlth Sys MBIA Series B 3.287%, 1/01/19	$5,730	$5,921,955
Illinois Fin Auth 5.25%, 3/01/12	5,825	6,203,800
Illinois St 5.00%, 1/01/13-3/01/14	9,590	10,283,326
AMBAC 5.00%, 4/01/11-11/01/14	8,765	9,389,291
FSA 5.00%, 9/01/14	5,550	5,982,733
5.25%, 4/01/09-10/01/13	8,830	9,521,938
5.375%, 10/01/10	11,015	11,581,281
MBIA 5.25%, 4/01/11-10/01/21	8,275	8,721,401
5.375%, 7/01/10	8,985	9,409,721
MBIA-IBC 5.00%, 3/01/15	5,000	5,347,200
Illinois St (Prerefunded) MBIA 5.75%, 12/01/13	2,390	2,548,003
Illinois St Dedicated Tax Rev (Civic Ctr) AMBAC 6.25%, 12/15/20	3,135	3,616,066
Illinois St Sales Tax Rev Series Q 6.00%, 6/15/12	3,225	3,466,552
Series U 5.00%, 6/15/09	1,150	1,151,184
McLean Cnty Pub Bldg Commission 7.25%, 11/01/07	2,000	2,005,460
Metro Pier & Exposition Auth Dedicated State Tax Rev (McCormick Place) MBIA Series A 5.25%, 6/15/09	7,000	7,200,130
Pingree Grove Village II (CamBrdg Lakes Proj) Series 5-1 5.25%, 3/01/15	1,722	1,723,601
Regional Transp Auth 5.00%, 7/01/16	5,285	5,724,183
FGIC Series B 5.50%, 6/01/17	1,025	1,151,516
FGIC Series C 7.75%, 6/01/20	1,005	1,299,515
Illinois State GO 5.00%, 3/01/13	8,275	8,827,191
St. Clair Cnty FGIC 5.625%, 10/01/13	3,410	3,604,575
Town of Cortland 5.50%, 3/01/17	5,117	5,067,519

42	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio — Schedule of Investments

	Principal Amount (000)	U.S. $ Value

Univ of Illinois COP (Prerefunded) AMBAC Series A 5.50%, 8/15/18	$2,340	$2,503,402
Will & Kendall Counties Comnty Consolidated Sch Dist 202 FGIC 5.00%, 1/01/14-1/01/16	8,575	9,254,023

		215,152,395

Indiana – 1.0%
Allen Cnty Juvenile Justice Ctr First Mtg Rev AMBAC 5.50%, 1/01/18	1,575	1,690,448
Dyer Redev Auth, Eco Dev Lease 6.55%, 7/15/20	2,720	2,888,586
6.875%, 7/15/14	1,755	1,873,533
Indiana Bond Bank Rev Series B 5.00%, 2/01/08	2,000	2,009,660
Indiana St Fin Auth 5.00%, 2/01/14	5,735	6,138,515
Indiana St Fin Auth (St Revolving PG) Series A 5.00%, 2/01/13-2/01/14	6,450	6,888,777
Indiana Transp Fin Auth, Arpt Facs Lease Rev AMBAC Series A 6.00%, 11/01/09	1,370	1,439,144
Indianapolis Gas Util Rev, Ref Distribtion Sys AMBAC Series A 5.75%, 8/15/08	2,395	2,440,074
Indianapolis Local Pub Impt Bond Bank Series B 5.00%, 2/01/10	1,020	1,024,692
6.00%, 1/10/13	5,325	5,669,314
Indianapolis Pub Impt Bond Bank (Prerefunded) MBIA Series 2A 5.25%, 7/01/33	11,025	11,821,225
Indianapolis Res Recov, Rev, Ogden Martin Sys (Inc Proj.) AMBAC 6.75%, 12/01/08	2,750	2,833,187
Ivy Tech St Coll, Student Fee AMBAC Series G 5.00%, 7/01/08	1,000	1,011,100

		47,728,255

Kansas – 0.5%
Junction City 5.00%, 12/01/07	1,980	1,982,693
Kansas St Dept of Transp 5.00%, 9/01/11	5,645	5,941,250

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	43

Intermediate Diversified Municipal Portfolio — Schedule of Investments

	Principal Amount (000)	U.S. $ Value

Sedgwick & Shawnee Counties SFMR (Mtg-Bckd Secs Prog) GNMA Series A-1 6.50%, 12/01/22(b)	$90	$90,334
Wyandotte Cnty-Kansas City Uni Govt AMBAC 5.65%, 9/01/13-9/01/14	11,960	13,270,066
Wyandotte Cnty-Kansas City Uni Govt Spl Oblg (Sales Tax) Series B 4.75%, 12/01/16	1,565	1,574,484

		22,858,827

Kentucky – 0.3%
Kentucky Asset Liability Commission (Fed Hwy Trust Fund) MBIA Ser 2007 5.00%, 9/01/16	5,000	5,449,800
Kentucky Eco Dev Fin Auth Rev, Catholic Hlth Initiatives Series A 5.375%, 12/01/11	1,240	1,266,958
Kentucky St Property & Bldgs Commission FGIC 5.00%, 3/01/13-3/01/14	7,970	8,526,438

		15,243,196

Louisiana – 1.8%
Coves of the Highland Cnty CDD 5.60%, 11/01/21	4,025	3,873,177
De Soto Parish PCR (Int’l Paper Co) Series 02a 5.00%, 10/01/12	4,700	4,840,060
New Orleans Exhibit Hall Auth (Ernest N Morial) Series 2003 A AMBAC 5.00%, 7/15/33	5,000	5,356,850
Jefferson Parish Home Mortgage Auth Rev, Mortgage-Backed Securities AMT GNMA/ FNMA Series C-1 5.40%, 12/01/20	140	140,293
Lakeshore Villages Master CDD 5.25%, 7/01/17	9,926	9,674,177
Louisiana Arpt Fac (Cargo ACQ Grp) AMT Series 02 6.65%, 1/01/25	745	777,981
Louisiana State GO AMBAC 5.00%, 10/15/12	11,965	12,707,069
FSA 5.00%, 5/01/13-5/01/15	22,690	24,246,974
Louisiana St Citizens Ppty Insurance Corp. AMBAC 5.25%, 6/01/14	1,770	1,920,786
Louisiana St Office Fac Corp., Lease Rev (Capitol Complex Program) MBIA Series A 5.50%, 3/01/11	2,000	2,070,500

44	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio — Schedule of Investments

	Principal Amount (000)	U.S. $ Value

Morehouse Parish PCR (International Paper Co) Ser A 5.25%, 11/15/13	$7,320	$7,650,132
New Orleans GO MBIA 5.25%, 12/01/20	5,845	6,227,614
Orange Grove CDD 5.30%, 11/01/21	2,580	2,510,082
Tangipahoa Parish Sch Dist 5.90%, 5/01/22	3,365	3,300,426
Terrebonne Parish Wtrwks Dist No. 001 Wtr Rev AMBAC Series A 5.25%, 11/01/23	2,000	2,119,820

		87,415,941

Maryland – 0.1%
Montgomery Cnty, Pub Impt Series A 5.00%, 2/01/16	2,965	3,157,695

Massachusetts – 5.2%
City of Boston 5.00%, 3/01/15	1,035	1,119,394
Massachusetts State GO 5.00%, 11/01/10	2,200	2,290,222
5.25%, 1/01/09	1,865	1,904,762
FSA 5.00%, 3/01/20-3/01/21	12,220	13,208,231
Massachusetts Bay Transp Auth GTD Series A 5.50%, 3/01/12	3,780	3,951,083
MBIA Series A 7.00%, 3/01/10	9,700	10,450,101
Series A 5.75%, 3/01/10	2,255	2,366,983
Massachusetts Bay Transp Auth, Sales Tax Rev Series A 5.25%, 7/01/20	3,600	3,856,752
Series Senior Ser B 5.00%, 7/01/11	2,385	2,500,863
Massachusetts State GO (Consolidated Loan) Series B 5.00%, 8/01/12	17,750	18,817,130
Massachusetts Port Auth Rev FSA Series B 5.50%, 7/01/09	1,780	1,832,617
Massachusetts St MBIA Series A 5.50%, 2/01/11	5,555	5,891,855
Series A 5.50%, 1/01/10-1/01/11	15,265	15,911,596
Massachusetts St (Consolidated Loan) 5.00%, 5/01/12-5/01/14	18,515	19,748,941

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	45

Intermediate Diversified Municipal Portfolio — Schedule of Investments

	Principal Amount (000)	U.S. $ Value

FGIC Series C 5.50%, 11/01/13-11/01/14	$38,980	$43,196,978
MBIA 5.50%, 11/01/12	20,050	21,822,219
Series A 5.00%, 8/01/12	9,720	10,304,366
Series B 5.70%, 6/01/19	3,655	3,855,513
Series C 5.25%, 12/01/08	5,285	5,390,911
5.50%, 12/01/11	2,115	2,268,908
Series E 5.50%, 1/01/09	4,010	4,107,082
Massachusetts St (Consolidated Loan) Prerefunded MBIA Series D 5.375%, 8/01/22	2,495	2,689,510
Massachusetts St (Consolidated Loan) (Prerefunded) MBIA Series D 5.375%, 8/01/22	110	118,576
Series C 5.25%, 8/01/11	2,785	2,852,035
5.375%, 12/01/18	11,870	12,667,427
5.75%, 10/01/14	3,325	3,532,048
Massachusetts St Hlth & Ed Facs Auth Rev (Harvard Univ) Series N 6.25%, 4/01/20	2,820	3,405,094
Massachusetts St Water Pollution Abatement Series B 5.25%, 8/01/14	1,055	1,128,045
Massachusetts Water Poll Abatement Trust (New Bedford Program) Series A 5.125%, 2/01/16	3,460	3,554,735
Massachusetts Water Poll Abatement Trust (Pool Program Bds) Series 7 5.25%, 2/01/10	2,455	2,547,333
Univ of Massachusetts Bldg Auth Rev AMBAC Series Senior Ser 2 5.00%, 11/01/18	18,690	19,915,503

		247,206,813

Michigan – 1.9%
Berkley City Sch Dist FGIC 7.00%, 1/01/08	1,000	1,008,310
Detroit City Sch Dist AMBAC Series A 6.50%, 5/01/10	1,065	1,140,349

46	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio — Schedule of Investments

	Principal Amount (000)	U.S. $ Value

Detroit City Sch Dist (Sch Bldg & Site Improvement) FGIC Series 2A 5.00%, 5/01/32	$1,405	$1,502,100
Detroit, Swr Disp Rev FGIC Series A 6.00%, 7/01/29	3,105	3,296,920
MBIA Series B 6.00%, 7/01/10	2,510	2,665,921
Detroit, Water Sup Sys Rev, Senior Lien (Prerefunded) FGIC 5.25%, 7/01/33	5,155	5,455,743
FGIC Series A 5.875%, 7/01/22	3,475	3,682,040
Grand Rapids, Water Supply Sys Rev FGIC 5.75%, 1/01/12	2,100	2,240,280
Lansing Comnty College FGIC 5.50%, 5/01/16	3,515	3,797,536
Michigan Hosp Fin Auth (Oaklawn Hosp) RADIAN Series 2006 6.75%, 11/01/37(b)	9,350	9,350,000
Michigan Municipal Bond Auth 5.50%, 10/01/13-10/01/15	5,165	5,743,898
Michigan Municipal Bond Auth (Clean Water Revolving Fund) (Prerefunded) 5.625%, 10/01/11	1,270	1,334,402
Michigan Municipal Bond Auth (Clean Water Revolving Fund) (Prerefundedd) 5.75%, 10/01/14	3,745	3,943,859
Michigan Municipal Bond Auth (Ref Sch Loan) Series A 5.25%, 12/01/10	5,215	5,463,338
Michigan Pub Pwr Agy MBIA 5.25%, 1/01/14	3,380	3,661,689
Michigan Pub Pwr Agy (Ref Belle River Proj) MBIA Series A 5.25%, 1/01/10	9,065	9,384,179
Michigan State GO FSA 5.00%, 9/01/13	2,055	2,201,254
Michigan State GO (Trunk Line Fund) FSA Series 05B 5.00%, 9/01/11	5,130	5,395,426
Michigan State GO (Trunk Line) FGIC 5.00%, 11/01/12	4,130	4,394,072
5.25%, 11/01/13	5,000	5,432,400
FSA Series A 5.50%, 11/01/18	1,110	1,190,597

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	47

Intermediate Diversified Municipal Portfolio — Schedule of Investments

	Principal Amount (000)	U.S. $ Value

Michigan St COP (New Ctr Dev) MBIA 5.375%, 9/01/19	$4,775	$5,090,437
Walled Lake Consolidated Sch Dist Q-SBLF 5.75%, 5/01/13	2,000	2,107,920
Wayne Cnty Comnty Coll Impt FGIC 5.00%, 7/01/08	1,925	1,946,502

		91,429,172

Minnesota – 0.5%
Minnesota Pub Fac Auth 5.00%, 3/01/13	1,245	1,329,336
Minnesota Pub Facs Auth Water PCR Series 4D 5.00%, 3/01/11	5,155	5,396,357
Minnesota St Municipal Pwr Agy, Elec Rev 4.50%, 10/01/12	2,395	2,476,119
Saint Paul Hsg & Redev Auth Hosp Rev (Healtheast Proj.) 5.75%, 11/15/21	1,750	1,828,278
Southern Minnesota Municipal Pwr Agy AMBAC Series 2002 A 5.25%, 1/01/16	6,820	7,488,633
St. Paul Minnesota Hsg & Redev Auth Hosp Rev (Healtheast Proj.) 5.15%, 11/15/20	2,770	2,793,600

		21,312,323

Missouri – 0.6%
Jackson Cnty Pub Bldg Corp., Leasehold Rev (Capital Impts Poj.) 5.00%, 12/01/25	1,955	2,020,199
Kansas City Municipal Assistance Corp./MO FGIC 5.00%, 4/15/13	7,215	7,706,414
Missouri St Hsg Dev Commission, SFMR AMT GNMA/ FNMA Series B-2 6.40%, 9/01/29	345	353,239
Missouri St Hwys & Transit Commission 5.00%, 2/01/13	10,755	11,473,111
Saint Louis Arpt Rev (Arpt Dev Prog) (Prerefunded) MBIA Series A 5.625%, 7/01/18	3,550	3,803,363
St. Louis Arpt Rev (Arpt Dev Program) MBIA Series A 5.625%, 7/01/19	1,345	1,440,993

		26,797,319

Nebraska – 0.2%
Nebraska Pub Pwr Dist Rev MBIA Series Ser B 5.00%, 1/01/11	10,300	10,746,917

48	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio — Schedule of Investments

	Principal Amount (000)	U.S. $ Value

Nevada – 2.7%
Clark Cnty AMBAC Series A 6.50%, 6/01/17	$1,760	$2,098,694
Clark Cnty Impt Dist, Summerlin No. 151 3.95%, 8/01/09	470	462,099
4.40%, 8/01/12	190	184,834
Clark Cnty PCR (Southern California) AMT Series C 3.25%, 6/01/31(b)	1,175	1,159,807
Clark Cnty Sch Dist FGIC 5.25%, 6/15/14	5,505	5,989,936
FSA 5.50%, 6/15/12	13,425	14,481,950
FSA Series C 5.25%, 6/15/13	8,800	9,499,424
MBIA 5.00%, 6/15/10-6/15/13	8,740	9,225,505
5.25%, 6/15/12	5,000	5,340,150
Clark Cnty Spl Impt Dist No 142 5.30%, 8/01/11	1,595	1,621,078
Clark Cnty Spl Impt Dist No. 142 5.00%, 8/01/10	3,455	3,497,428
Cnty of Clark AMBAC 5.00%, 7/01/14-11/01/16	43,265	46,686,724
FSA 5.00%, 6/01/12-6/01/13	21,020	22,266,677
Henderson Local Impt Dists No. T-16 4.75%, 3/01/13	975	952,253
Las Vegas Spl Impt Dist No. 607, Local Impt Bds 4.30%, 6/01/08	1,640	1,634,769
5.15%, 6/01/11	2,020	2,031,231
Washoe Cnty Sch Dist (Prerefunded) FGIC 5.25%, 6/01/14	1,555	1,586,520

		128,719,079

New Hampshire – 0.3%
Manchester Hsg & Redev Auth ACA Series A 6.75%, 1/01/13-1/01/15	6,155	6,512,229
New Hampshire Hlth & Ed Fac Auth AMBAC 5.375%, 7/01/20	7,090	7,575,310

		14,087,539

New Jersey – 7.0%
City of Bayonne 5.00%, 10/26/07	6,512	6,515,716

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	49

Intermediate Diversified Municipal Portfolio — Schedule of Investments

	Principal Amount (000)	U.S. $ Value

Garden St Preservation Trust (Open Space & Farmland) FSA Series 05A 5.80%, 11/01/17	$2,325	$2,631,946
Jersey City Series A 6.00%, 10/01/07	2,620	2,620,000
New Jersey EDA MBIA 5.00%, 9/01/15	3,645	3,884,440
MBIA Series 1A 5.00%, 7/01/11	11,795	12,384,868
New Jersey EDA (Cigarette Tax) FGIC 5.00%, 6/15/10	12,500	12,955,625
FSA 5.00%, 6/15/09	2,535	2,594,142
New Jersey EDA Market Transition Facs Rev, Senior Lien MBIA Series A 5.00%, 7/01/09	3,790	3,887,138
New Jersey EDA (Cigarette Tax) FGIC 5.00%, 6/15/09	3,655	3,740,271
FGIC Series 4 5.00%, 6/15/11	4,665	4,885,794
FSA Series 4 5.00%, 6/15/10	3,615	3,746,767
New Jersey EDA (Sch Facs Constr) MBIA Series G 5.00%, 9/01/13	20,445	21,900,071
New Jersey EDA (Sch Facs Constr) Prerefunded ETM MBIA Series C 5.00%, 6/15/09	245	251,164
New Jersey EDA (Sch Facs Constr) (Prerefunded) MBIA Series C 5.00%, 6/15/15	4,375	4,641,306
New Jersey Enviro Infra Trust (WasteWtr Treatment) AMBAC 5.00%, 3/01/08	1,000	1,006,380
New Jersey Hlth care Facs Fin Auth (Jersey City Med Ctr) AMBAC FHA 4.80%, 8/01/21	350	352,114
New Jersey State GO 5.50%, 2/01/10	1,110	1,157,131
AMBAC Series N 5.25%, 7/15/11	6,000	6,357,780
MBIA-IBC 5.50%, 8/01/11	3,530	3,774,170
New Jersey St Ed Facs Auth (Prerefunded) AMBAC Series 02A 5.25%, 9/01/21	4,505	4,840,938

50	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio — Schedule of Investments

	Principal Amount (000)	U.S. $ Value

New Jersey St Transp Trust Fund Auth (Transp Sys) FSA Series C 5.50%, 12/15/11	$6,550	$7,028,085
MBIA Series A 5.25%, 12/15/12	10,175	10,944,128
Series C 5.50%, 6/15/21	3,275	3,589,367
New Jersey St Transp Trust Fund Auth, (Transp Sys) MBIA Series B 5.00%, 12/15/21	3,000	3,168,180
New Jersey St Trpk Auth (Unrefunded) MBIA Series A 6.00%, 1/01/11	14,175	15,225,084
New Jersey St Trpk Auth MBIA Series A 5.50%, 1/01/09	1,210	1,239,597
New Jersey Transp Trust Fund Auth AMBAC 5.25%, 12/15/09	2,425	2,515,550
AMBAC Series A 5.50%, 12/15/13	7,415	8,156,648
FGIC 5.00%, 6/15/13-6/15/14	11,520	12,336,820
MBIA 5.25%, 12/15/14	17,670	19,339,638
New Jersey Transp Trust Fund Auth Transp Sys FGIC Series B 5.25%, 12/15/13	5,000	5,431,350
FSA Series C 5.75%, 12/15/12	5,000	5,495,400
MBIA Series A 5.25%, 12/15/11-12/15/13	26,240	28,343,602
MBIA Series B 5.25%, 12/15/13	6,380	6,930,403
Tobacco Settlement Fin Corp 6.25%, 6/01/43	22,000	24,852,300
6.75%, 6/01/39	61,405	70,921,547

		329,645,460

New York – 6.4%
City of New York 5.00%, 8/01/12-2/01/16	12,310	13,172,743
Long Island Pwr Auth 5.75%, 12/01/24	4,625	4,741,041
Long Island Pwr Auth, Elec Sys Rev Series A 5.00%, 6/01/08	6,115	6,170,524
MTA, Dedicated Tax Fund (Prerefunded) FGIC Series A 5.00%, 4/01/23	2,835	3,090,093

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	51

Intermediate Diversified Municipal Portfolio — Schedule of Investments

	Principal Amount (000)	U.S. $ Value

New York City 5.00%, 1/01/15-1/01/16	$15,370	$16,501,278
Series 4B 5.00%, 8/01/10	14,270	14,801,843
Series B 5.25%, 8/01/09	8,500	8,768,345
Series G 5.00%, 8/01/11	7,360	7,711,587
Series H 5.00%, 8/01/11	3,450	3,614,806
Series I 5.875%, 3/15/13	100	100,846
New York City GO Series 4G 5.00%, 8/01/12	21,110	22,321,714
Series I 5.00%, 8/01/10	4,520	4,688,460
New York City TFA 5.00%, 8/01/11	4,900	5,154,541
MBIA Series E 5.25%, 2/01/21	2,760	2,919,832
Series B 5.25%, 2/01/29(b)	14,005	14,682,562
New York City TFA, Futrue Tax Secured MBIA Series D 5.25%, 2/01/20	2,360	2,508,302
New York City TFA, Future Tax Secured MBIA Series E 5.25%, 2/01/22	4,685	4,949,421
New York Conv Ctr Zero Coupon, 6/01/08	1,500	1,465,500
New York St Dorm Auth (Mental Hlth) MBIA 5.25%, 2/15/13	1,195	1,222,999
New York St Dorm Auth (City Univ) Series A 5.75%, 7/01/13	1,280	1,371,507
New York St Dorm Auth (Mental Hlth Facs Impt) FSA Series B 5.00%, 2/15/10	2,160	2,226,938
New York St Dorm Auth (Mental Hlth Svcs Facs) FSA Series 1 5.125%, 1/15/13	2,085	2,146,466
New York St Dorm Auth (NY University) MBIA Series A 6.00%, 7/01/18	2,865	3,366,747
New York St Thruway Auth FGIC 5.00%, 4/01/13-4/01/16	50,800	54,920,589
FSA 5.00%, 4/01/15	10,255	11,106,678

52	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio — Schedule of Investments

	Principal Amount (000)	U.S. $ Value

MBIA 5.25%, 4/01/11	$15,310	$16,178,843
New York St Thruway Auth (Pers Inc Tax) FSA Series A 5.00%, 3/15/18	7,860	8,382,769
New York St Thruway Auth, Hwy & Brdg Trust Fund FSA Series 5B 5.00%, 4/01/14	28,430	30,648,393
MBIA Series A 5.00%, 4/01/21	4,700	4,906,189
New York St UDC Correctional & Youth Facs, Svc Contract Rev Series A 5.00%, 1/01/27	3,020	3,070,102
Tobacco Settlement Fin Corp Series A-1 5.00%, 6/01/11	1,740	1,743,880
Series C-1 5.50%, 6/01/14	16,540	17,014,533
Tobacco Settlement Fin Corp (Tobacco Asset-Backed Bds) Series A-1 5.00%, 6/01/08	7,295	7,369,847
5.25%, 6/01/12	305	305,375

		303,345,293

North Carolina – 2.4%
Charlotte, COP (Equipment Acquisition Proj.) Series B 5.00%, 3/01/09	5,000	5,100,850
North Carolina Eastern Municipal Pwr Agy, Pwr Sys Rev ACA Series B 6.125%, 1/01/09	2,105	2,161,982
Series B 5.70%, 1/01/17	1,880	1,947,548
6.125%, 1/01/09	3,910	4,015,844
Series D 6.45%, 1/01/14	630	666,861
North Carolina Eastern Municipal Pwr Agy, Pwr Sys Rev (Prerefunded) Series A 6.00%, 1/01/26	1,720	2,055,383
North Carolina Eastern Municipal Pwr Agy, Pwr Sys Rev, Ref Series A 5.50%, 1/01/11	3,690	3,862,323
Series C 5.25%, 1/01/11	2,765	2,873,277
North Carolina Infra Fin Corp. FSA 5.00%, 2/01/13-2/01/15	22,295	23,874,976

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	53

Intermediate Diversified Municipal Portfolio — Schedule of Investments

	Principal Amount (000)	U.S. $ Value

North Carolina Infra Fin Corp. COP Capital Impt Series A 5.00%, 2/01/13	$4,295	$4,549,737
North Carolina Municipal Pwr Agy No. 1, Catawba Elec Rev Series A 5.50%, 1/01/12-1/01/13	13,680	14,524,391
North Carolina Municipal Pwr Agy No. 1, Catawba Elec Rev ETM 5.50%, 1/01/13	4,170	4,435,045
North Carolina State GO Series A 5.25%, 3/01/13	5,000	5,412,400
5.50%, 3/01/11	18,510	19,683,904
Series B 5.00%, 4/01/13	6,635	7,108,009
North Carolina State GO 5.00%, 3/01/09(e)	12,360	12,617,830

		114,890,360

Ohio – 2.0%
City of Cincinnati 5.00%, 12/01/15	5,780	6,279,392
City of Cleveland FGIC 5.25%, 1/01/13	5,000	5,319,750
Cnty of Hamilton AMBAC 5.75%, 12/01/12-12/01/13	6,455	6,878,321
Cuyahoga Cnty, Hosp Facs Rev (Canton Inc Proj.) 6.75%, 1/01/10	1,335	1,374,877
Montgomery Cnty, Hosp Rev, Grandview Hosp & Med Ctr. 5.60%, 12/01/11	1,000	1,043,720
Montgomery Cnty, Hosp Rev, Grandview Hosp & Med Ctr. ETM 5.40%, 12/01/09	1,145	1,190,331
Montgomery Cnty, Hosp Rev, Grandview Hosp & Med Ctr. (Prerefunded) 5.50%, 12/01/10	2,100	2,187,465
Ohio St 4.85%, 11/01/22(b)	2,665	2,666,199
5.00%, 5/01/14-6/15/14	7,195	7,734,741
5.20%, 2/01/10	6,890	7,143,070
Ohio St Bldg Auth 5.00%, 4/01/12	5,000	5,279,600
Ohio St Bldg Auth, St Facs Administration Bldg Fund (Ref Proj B) FSA 5.25%, 10/01/08	3,400	3,458,650

54	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio — Schedule of Investments

	Principal Amount (000)	U.S. $ Value

Ohio St Bldg Auth, Workers Compensation Facs FGIC Series A 5.00%, 4/01/12	$7,265	$7,677,434
Ohio St Water Dev Auth, PCR 5.25%, 12/01/17	6,850	7,336,761
Ohio St Water Dev Auth, PCR Water Quality Loan Fund 5.00%, 6/01/13	5,860	6,270,317
Ohio St, Common Schs Series B 5.00%, 9/15/11	1,785	1,878,909
Ohio St, Higher Ed Capital Facs AMBAC Series A 5.00%, 8/01/11	16,500	17,324,340
Port Auth Columbiana Cnty SWFR (Liberty Waste Trans LLC Proj) AMT Series A 7.00%, 8/01/21	4,540	4,705,528

		95,749,405

Oklahoma – 1.8%
McGee Creek Auth Water Rev MBIA 6.00%, 1/01/23	3,980	4,598,970
Oklahoma Dev Fin Auth, Rev, Hillcrest Hlthcare Sys ETM Series A 5.00%, 8/15/09	1,000	1,027,200
Oklahoma Dev Fin Auth, Rev, Hillcrest Hlthcare Sys (Prerefunded) Series A 5.75%, 8/15/13	2,240	2,352,022
Oklahoma Hsg Fin Agy, Single-Family Redev, Mtg Homeownership Loan AMT Series B-2 6.55%, 3/01/29	140	140,913
Oklahoma Transp Auth AMBAC 5.00%, 1/01/09	9,685	9,861,073
Tulsa Cnty Ind Auth (Capital Impts Rev) FSA Series B 5.00%, 5/15/10-5/15/12	51,315	53,894,728
Tulsa County Ind Auth (Capital Impts Rev) Series B 5.00%, 5/15/09	10,900	11,133,696

		83,008,602

Oregon – 0.6%
City of Portland MBIA 5.00%, 6/15/13	5,090	5,443,195
Clackamas & Washington Cnty, Sch Dist No. 003 FGIC Series B 5.00%, 6/15/12	5,190	5,499,013

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	55

Intermediate Diversified Municipal Portfolio — Schedule of Investments

	Principal Amount (000)	U.S. $ Value

Deschutes Cnty, Administrative Sch Dist No. 1, Ref FSA 5.00%, 12/15/11	$3,410	$3,598,437
Emerald Peoples Util Dist FGIC 7.35%, 11/01/08	1,265	1,316,017
Oregon St Dept of Administrative Svs MBIA 5.25%, 5/01/14	1,775	1,892,913
Tri-Cnty Metro Transp Dist MBIA 4.00%, 5/01/14	4,500	4,517,640
5.00%, 5/01/12	1,080	1,142,791
Washington Cnty Sch Dist No. 48 (J Beaverton Ref) FSA 5.00%, 6/01/13	4,600	4,917,216

		28,327,222

Pennsylvania – 6.1%
Allegheny Cnty MBIA Series C-54 5.375%, 11/01/18	3,400	3,680,976
Allegheny Cnty Arpt Rev (Pittsburgh In’l Arpt) AMT MBIA Series A-1 5.75%, 1/01/09	4,310	4,418,354
Allegheny Cnty Hosp Dev Auth (West Pennsylvania Hlth Sys) 5.00%, 11/15/09-11/15/12	19,375	19,652,447
Allegheny Cnty Hosp Dev Auth Series A 5.00%, 11/15/13	3,965	4,031,612
Allegheny Cnty Hosp Dev Auth (West Pennsylvania Hlth Sys) Series B 9.25%, 11/15/22	3,020	3,570,667
Allegheny Cnty Redev Auth Rev (Pittsburgh Mills Proj) 5.10%, 7/01/14	625	631,656
Beaver Cnty IDA PCR (Cleveland Electric Proj) Series 98 3.75%, 10/01/30(b)	13,150	13,080,831
Bucks Cnty IDA Waste Mangement Inc. Proj 4.90%, 12/01/22(b)	4,885	4,896,626
Central Bucks Sch Dist 5.00%, 5/15/16	5,000	5,425,700
Chester Cnty Hlth & Ed Facs Auth Hosp Rev (Chester Cnty Hosp) Series A 6.75%, 7/01/21	1,320	1,398,632
Comwlth of Pennsylvania 5.00%, 3/01/16	18,915	20,478,703
MBIA 5.25%, 2/01/14	10,885	11,860,514

56	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio — Schedule of Investments

	Principal Amount (000)	U.S. $ Value

Monroe Cnty Hosp Auth (Pocono Med Ctr) 5.75%, 1/01/32(b)	$4,360	$4,360,000
Pennsylvania St 5.25%, 7/01/11-7/01/14	24,515	26,381,378
5.50%, 6/01/10	4,635	4,862,347
FGIC 5.00%, 7/01/12-7/01/13	97,405	103,734,246
5.50%, 2/01/14	5,310	5,860,275
MBIA 5.00%, 9/01/11-2/01/15	33,730	35,831,742
Pennsylvania St Pub Sch Bldg Auth 5.00%, 6/01/14	5,115	5,488,549
Pennsylvania St Ref & Projs MBIA 5.25%, 2/01/11	1,085	1,143,058
Philadelphia Parking Auth FSA 5.50%, 9/01/11	1,915	2,000,888
Westmoreland Cnty Mun Auth Mun Svc Rev FGIC 5.00%, 8/15/09	4,135	4,247,472

		287,036,673

Puerto Rico – 1.8%
Comwlth of Puerto Rico FSA Series C 5.00%, 7/01/21(b)	20,710	20,953,549
Series A 5.00%, 7/01/30(b)	2,870	2,985,173
Comwlth of Puerto Rico Govt Dev Bk 5.00%, 12/01/13	3,400	3,585,776
Govt Dev Bank for Puerto Rico 5.00%, 12/01/07	7,680	7,692,365
Govt Dev for Puerto Rico 5.00%, 12/01/08-12/01/10	21,995	22,296,644
Univ of Puerto Rico 5.00%, 6/01/12-6/01/15	26,580	28,017,607

		85,531,114

Rhode Island – 0.3%
Providence Pub Bldg Auth FSA Series A 5.10%, 12/15/09	1,000	1,012,900
Rhode Island Depositors Eco Protection Corp. ETM FSA Series A 5.50%, 8/01/20	1,500	1,661,670
5.75%, 8/01/19	4,940	5,628,438
Series A 6.375%, 8/01/22	5,780	7,127,665

		15,430,673

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	57

Intermediate Diversified Municipal Portfolio — Schedule of Investments

	Principal Amount (000)	U.S. $ Value

South Carolina – 1.2%
Cnty of Richland 4.60%, 9/01/12	$6,310	$6,384,395
Greenville Cnty Sch Dist 5.00%, 12/01/10-12/01/15	22,600	23,960,876
Horry Cnty Sch Dist SCSDE Series A 5.375%, 3/01/18	5,285	5,608,918
Lancaster Cnty Assmt Rev (Edenmoor Impt Dist) Series B 5.375%, 12/01/16	4,290	4,301,669
Newberry Investing in Children Ed Newberry Cnty (Sch Dist Proj) 5.25%, 12/01/23-12/01/25	2,315	2,348,551
Orangeburg Cnty Projs Corp., Capital Projs Sales & Use Tax Rev MBIA 4.75%, 10/01/07	2,635	2,635,000
Richland Cnty Env Impt (Int’l Paper Co. Proj) Series A 4.25%, 10/01/07	1,235	1,235,000
Richland Cnty Sch Dist No. 1 FSA 4.75%, 3/01/10	2,405	2,471,065
South Carolina Pub Ser Auth MBIA Series B 5.00%, 1/01/11-1/01/12	7,385	7,756,533

		56,702,007

Tennessee – 0.3%
Chattanooga Hlth Ed & Hsg Fac Bd (Catholic Hlth) Series A 5.375%, 12/01/11	3,215	3,286,373
Memphis-Shelby Cnty Arpt Auth AMT MBIA Series A 6.25%, 2/15/10	1,000	1,055,830
Memphis-Shelby Cnty Arpt Auth AMBAC Series D 6.25%, 3/01/18	3,000	3,173,010
Memphis-Shelby Cnty Arpt Auth AMT MBIA Series A 6.00%, 2/15/08	1,000	1,008,430
Sevier Cnty Pub Bldg Auth AMBAC 4.10%, 6/01/20(d)	870	870,000
Shelby Cnty Pub Impt Series A 5.625%, 4/01/14	2,400	2,518,464

		11,912,107

Texas – 8.9%
Arlington ISD 5.00%, 2/15/13(e)	2,000	2,123,740

58	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio — Schedule of Investments

	Principal Amount (000)	U.S. $ Value

PSF-GTD 5.00%, 2/15/14-2/15/21	$6,265	$6,553,068
Austin, Pub Impt 5.75%, 9/01/10	1,170	1,218,660
Bell Cnty Hlth Facs Dev Corp. (Lutheran General Hlthcare Sys) ETM 6.50%, 7/01/19	1,000	1,197,150
Bell Cnty, Ltd. Tax Notes FSA 5.00%, 2/15/11	15,465	16,170,049
Brownsville Util Sys Rev AMBAC 6.25%, 9/01/10-9/01/11	2,775	3,011,936
City of Austin FSA 5.00%, 11/15/13	3,035	3,249,089
City of Dallas 5.00%, 2/15/11-10/01/13	20,055	21,043,735
City of Fort Worth FSA 5.00%, 2/15/11	5,000	5,216,650
City of Houston FSA 5.00%, 12/01/30	1,610	1,715,230
MBIA 5.00%, 3/01/11-3/01/12	39,110	40,877,247
5.25%, 3/01/12-3/01/14	11,760	12,715,273
City of Plano 5.00%, 9/01/13	5,045	5,390,179
City of San Antonio 5.25%, 2/01/14	4,395	4,765,630
5.375%, 2/01/13	5,000	5,406,350
FGIC 5.25%, 8/01/12	5,000	5,348,650
Clear Creek ISD 5.00%, 2/15/16	1,280	1,381,530
Conroe ISD 5.00%, 2/15/16	6,260	6,696,948
Cypress-Fairbanks ISD PSF-GTD 5.25%, 2/15/16	3,420	3,441,991
Cypress-Fairbanks ISD, Ref & Sch House ETM PSF-GTD 5.75%, 2/15/08	1,435	1,446,810
Cypress-Fairbanks ISD, Ref & Sch House (Unrefunded) PSF-GTD 5.75%, 2/15/08	3,885	3,916,274
Dallas Cnty Comnty Coll Dist (Maintenance Tax Notes) 5.00%, 2/15/09	3,355	3,422,804
Dallas Cnty Util & Reclamation Dist MBIA 5.00%, 2/15/10	4,630	4,771,354

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	59

Intermediate Diversified Municipal Portfolio — Schedule of Investments

	Principal Amount (000)	U.S. $ Value

Dallas ISD, Ref Delayed Delivery PSF-GTD 5.25%, 8/15/08	$3,885	$3,943,353
El Paso Ref FGIC 5.00%, 8/15/12	5,710	6,048,032
Fort Worth ISD 5.00%, 2/15/16	5,000	5,396,600
Garland ISD PSF-GTD Series A 4.00%, 2/15/08	2,000	2,003,480
Harris Cnty 5.375%, 10/01/18	920	970,444
Harris Cnty Ref (Toll Road) Senior Lien FSA 5.375%, 8/15/23	2,770	2,990,132
Harris Cnty (Prerefunded) 5.375%, 10/01/18	1,475	1,573,294
Harris Cnty Flood Ctl Dist Ref 5.25%, 10/01/22–10/01/23	10,050	10,652,028
Series A 5.25%, 10/01/20	1,920	2,048,275
Harris Cnty Ref, Permanent Impt Series A 5.25%, 10/01/24	14,000	14,796,040
Houston Ref, Pub Impt FSA Series B 5.50%, 3/01/10	5,000	5,218,500
Houston, Hotel Occupancy Tax & Spl Rev, Ref (Conventions & Entertainment) AMBAC Series A 5.50%, 9/01/10	3,000	3,156,090
Houston, Ref Pub Impt FSA Series B 5.50%, 3/01/09	6,835	7,022,347
MBIA Series A 5.00%, 3/01/09	13,100	13,369,729
Houston, Water & Swr Sys Rev, Ref, Junior Lien Forward (Prerefunded) AMBAC 5.75%, 12/01/17	2,000	2,200,780
AMBAC Series B 5.75%, 12/01/16	3,000	3,301,170
Katy Dev Auth (Metro Contract) Series A 5.75%, 6/01/09	4,685	4,703,459
Lamar Consolidated ISD (Schhouse) PSF-GTD 5.00%, 2/15/12	3,700	3,898,246
Lower Colorado River Auth AMBAC 5.00%, 5/15/08	2,920	2,946,922
FSA 5.875%, 5/15/16	10,785	11,263,113
Magnolia Independent Sch Dist 5.00%, 8/15/16	1,800	1,846,995

60	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio — Schedule of Investments

	Principal Amount (000)	U.S. $ Value

Plano Tx ISD 5.00%, 2/15/11	$3,025	$3,156,073
Port of Port Arthur Navigation Dist AMBAC 6.00%, 3/01/08	1,875	1,893,694
Red River Ed Fin Rev (Parish Day Sch Proj.) Series 1A 3.10%, 12/01/31(b)	2,330	2,328,043
Retama Dev Corp Spl Facs Rev (Retama Racetrack) ETM 8.75%, 12/15/13-12/15/15	7,105	8,640,199
San Antonio Elec & Gas Series 01 5.25%, 2/01/09	4,130	4,221,686
San Antonio Hotel Occupancy Rev (Sub Lien) AMBAC Series B 5.00%, 8/15/34(b)	18,605	18,824,539
San Antonio Water Sys Rev FSA 5.50%, 5/15/18	4,000	4,283,520
San Antonio, Elec & Gas, Pwr Sys 5.25%, 2/01/08	1,000	1,005,600
5.375%, 2/01/20	2,500	2,676,225
San Antonio, Elec & Gas, Ref Sys 5.50%, 2/01/10	1,205	1,256,441
Seguin ISD PSF-GTD 5.00%, 4/01/23	3,455	3,481,016
Tarrant Cnty Hlth Facs Dev Corp (Harris Mthodist Hlth Sys) ETM AMBAC Series A 5.125%, 9/01/12	2,755	2,849,138
Texas A & M Univ Rev (Fin Sys) Series B 5.00%, 5/15/12	1,600	1,691,648
Texas Mun Pwr Agy Rev MBIA 5.25%, 9/01/09	1,530	1,578,746
Texas Pub Fin Auth AMBAC 5.00%, 2/01/15	5,000	5,339,000
Texas State GO 5.25%, 8/01/21	2,875	2,941,169
5.50%, 10/01/12	1,055	1,126,128
Series B 5.125%, 10/01/09	14,855	15,229,495
Texas St Transp Commission 5.00%, 4/01/12	10,980	11,594,002
5.25%, 4/01/14	10,185	11,064,475
Texas St Univ Sys FSA 5.25%, 3/15/13	5,215	5,550,377
Texas State Transp Commission 5.00%, 4/01/13-4/01/14	11,940	12,752,980

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	61

Intermediate Diversified Municipal Portfolio — Schedule of Investments

	Principal Amount (000)	U.S. $ Value

Trinity River Auth Regional WasteWtr Sys Rev MBIA 5.25%, 8/01/08	$3,295	$3,343,634
Univ of Texas 5.00%, 8/15/14-8/15/16	16,815	18,124,933
5.25%, 8/15/16	1,085	1,194,715
Univ of Texas (Prerefunded) Series B 5.375%, 8/15/19	1,230	1,309,470
Williamson Cnty MBIA 5.00%, 2/15/14	5,000	5,347,950

		423,234,272

Utah – 0.1%
Intermountain Pwr Agy FSA 5.00%, 7/01/10	2,870	2,973,951
Intermountain Pwr Agy, Pwr Sup Rev ETM (Prerefunded) AMBAC Series A 6.50%, 7/01/08	1,265	1,293,033
Intermountain Pwr Agy, Pwr Sup Rev (Unrefunded) AMBAC Series A 6.50%, 7/01/08	735	751,067
Intermountain Pwr Agy, Pwr Suppy Rev Ref AMBAC 5.00%, 7/01/10	1,505	1,559,511

		6,577,562

Vermont – 0.0%
Vermont Edl & Hlth Bldgs Fin Agy Rev (Norwich Univ Proj) 5.50%, 7/01/18	1,165	1,193,088

Virginia – 2.7%
Broad Street CDA 7.125%, 6/01/15	3,510	3,826,567
Celebrate North CDD Spl Assmt Rev (Celebrate VA) Series B 6.25%, 3/01/18	3,561	3,709,530
Chesapeake Indl Dev Auth Rev (Poll Ctl Proj.) 5.25%, 2/01/08	3,600	3,604,320
City of Norfolk MBIA 5.00%, 3/01/14	3,065	3,301,342
Cnty of Arlington 5.00%, 1/15/13	4,750	5,081,265
Cnty of Fairfax 5.00%, 6/01/13	5,330	5,722,981
Pocahontas Pkwy Assoc Toll Rd Rev (Cap Appreciation) Sr (Prerefunded) Series 98B Zero Coupon, 8/15/15	4,000	2,669,800

62	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio — Schedule of Investments

	Principal Amount (000)	U.S. $ Value

Richmond FSA 5.50%, 1/15/12	$4,000	$4,275,120
Virginia Coll Bldg Auth 5.00%, 2/01/12	16,585	17,500,160
Virginia Coll Bldg Auth (21st Century College & Equipment) 5.00%, 2/01/10	4,445	4,587,551
Virginia Coll Bldg Auth (21st Century College Proj.) Series B 5.00%, 2/01/11	6,600	6,891,258
Virginia Coll Bldg Auth Ed Facs Rev (Prerefunded) Series A 5.75%, 9/01/13	1,585	1,681,035
Virginia Comwlth Brdg og Transp Rev, Ref U.S. Route 58 Corr Dev Series B 5.25%, 5/15/11	5,620	5,941,352
Virginia Polytechnic Inst & St Univ Rev (Unrefunded) Series A 5.25%, 6/01/08	75	75,822
Virginia Pub Bldg Auth 5.00%, 8/01/12-8/01/14	33,330	35,548,189
Virginia Pub Sch Auth 5.00%, 4/15/10-8/01/14	13,875	14,583,970
Virginia Pub Sch Auth (Sch Fin 1997) Series B 5.50%, 8/01/10	6,200	6,525,624

		125,525,886

Washington – 9.0%
City of Seattle FSA 5.00%, 8/01/13	9,915	10,590,013
City of Tacoma FSA 5.00%, 1/01/15	20,945	22,522,368
Clark Cnty Pub Util Dist No 1, Elec Rev AMBAC 5.25%, 1/01/09	5,000	5,104,750
5.50%, 1/01/08	2,270	2,280,624
Cowlitz Cnty Spl Swr Rev, CSOB WasteWtr Treatment FGIC 5.50%, 11/01/19	1,435	1,617,518
Douglas Cnty Sch Dist No 206 (Eastmont) FGIC 5.75%, 12/01/14	1,150	1,229,557
Energy Northwest 5.00%, 7/01/12-7/01/16	68,835	74,174,636
5.50%, 7/01/13	3,840	4,198,656
AMBAC 5.00%, 7/01/18	5,040	5,338,066
5.25%, 7/01/11	4,505	4,760,015

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	63

Intermediate Diversified Municipal Portfolio — Schedule of Investments

	Principal Amount (000)	U.S. $ Value

MBIA 5.50%, 7/01/12	$1,855	$2,002,305
XLCA 5.50%, 7/01/10	1,880	1,971,778
Energy Northwest, Elec Rev, (Ref Proj.) MBIA Series A 5.75%, 7/01/17	7,000	7,580,720
Energy Northwest, Elec Rev, Ref (Columbia Generating) MBIA Series A 5.75%, 7/01/18	2,455	2,657,562
King Cnty Sch Dist No 1 Seattle 5.00%, 12/01/12-12/01/13	73,650	78,597,618
Seattle Ref 5.00%, 1/01/10	2,285	2,355,241
Seattle Municipal Light & Pwr Rev 5.625%, 12/01/12-12/01/16	6,590	6,971,277
FSA Series 01 5.50%, 3/01/09	6,290	6,460,648
St of Washington 5.00%, 7/01/13	12,030	12,838,416
Washington Hlth Care Fac Auth FSA 5.25%, 10/01/14	5,425	5,559,868
(Overlake Hosp Med Ctr) RADIAN 6.25%, 7/01/38(b)	15,075	15,075,000
Washington Pub Pwr Sup Sys MBIA 5.25%, 7/01/13	6,490	7,009,395
Washington St Motor Vehicle Fuel Tax FSA Series B 5.00%, 7/01/13	5,785	6,189,198
Washington State GO 5.00%, 7/01/08-7/01/13	9,045	9,374,833
AMBAC 5.00%, 1/01/12-1/01/16	86,055	91,923,162
FSA 5.00%, 1/01/14-7/01/15	19,465	20,960,871
MBIA 5.00%, 7/01/13	2,050	2,193,233
Washington State GO (Various Purpose) AMBAC 5.00%, 7/01/13	3,435	3,675,003
Washington Hlth Care Fac Auth (Overlake Hosp Med Ctr) RADIAN 6.00%, 7/01/38(b)	13,025	13,025,000

		428,237,331

64	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio — Schedule of Investments

	Principal Amount (000)	U.S. $ Value

Wisconsin – 2.5%
Milwaukee Metro Sewerage Dist 5.00%, 10/01/16	$3,710	$4,025,869
Wisconsin St AMBAC 5.00%, 5/01/15-5/01/16	12,790	13,836,134
FGIC 5.00%, 5/01/15-7/01/16	11,060	11,957,100
5.25%, 5/01/13	5,500	5,943,190
FGIC Series E 5.00%, 5/01/13	1,715	1,831,740
FSA 5.25%, 7/01/14-7/01/16	12,610	13,837,034
FSA Series B 5.25%, 5/01/17	2,000	2,108,420
MBIA 5.00%, 5/01/11-5/01/14	48,740	51,950,107
5.25%, 5/01/13	4,545	4,911,236
MBIA Series 1 5.50%, 5/01/10	5,205	5,452,758
Wisconsin St Transp Rev AMBAC Series B 5.00%, 7/01/13	4,270	4,556,944

		120,410,532

Total Long-Term Municipal Bonds (cost $4,586,008,640)		4,624,080,002

Short-Term Municipal Notes – 1.7%
Alaska – 0.4%
Valdez Marine Term Rev (BP Pipelines, Inc. Proj) Series 03B 4.05%, 7/01/37(d)(g)	14,200	14,200,000
Series 03C 4.05%, 7/01/37(d)(g)	6,500	6,500,000

		20,700,000

Colorado – 0.1%
Colorado Ed & Cultural Fac Auth (Natl Jewish Fed Bd Prog) 4.04%, 7/01/29(d)	3,000	3,000,000
Colorado Educational & Cultural Fac Auth 4.04%, 9/01/33(d)	2,395	2,395,000

		5,395,000

Connecticut – 0.0%
Connecticut Hlth & Ed Fac Auth 4.00%, 7/01/36(d)	1,000	1,000,000

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	65

Intermediate Diversified Municipal Portfolio — Schedule of Investments

	Principal Amount (000)	U.S. $ Value

Florida – 0.1%
Alachua Cnty Hlth Facs Auth 4.02%, 12/01/32(d)	$2,700	$2,700,000

Illinois – 0.0%
Illinois Dev Fin Auth Rev Vemish Fed Metro Chicago AMBAC 4.04%, 9/01/32(d)	1,895	1,895,000

Massachusetts – 0.0%
Massachusetts Dev Fin Auth (Northfield Mt Hermon Sch) RADIAN 6.00%, 10/01/34(d)	810	810,000

New York – 0.0%
New York City TFA 3.91%, 5/01/28(d)	600	600,000

Ohio – 0.5%
Lake Cnty Hosp Fac (Lake Hosp Sys) RADIAN 6.10%, 12/01/32(d)	22,590	22,590,000

Rhode Island – 0.1%
Rhode Island Industrial Fac Corp./RI 3.93%, 2/01/25(d)	2,500	2,500,000

Tennessee – 0.1%
Knox Cnty IDB (Cherokee Hlth Sys) 3.88%, 6/01/26(d)(g)	7,000	7,000,000

Texas – 0.2%
San Antonio Ed Fac Corp. (Univ of The Incarnate Word Proj) Series 2007 3.85%, 12/01/27(d)(g)	8,500	8,500,000

Utah – 0.2%
Salt Lake Cnty PCR (Svc Station Hldgs Proj) 4.05%, 2/01/08(d)	2,000	2,000,000
Utah Transit Auth Sales Tax Rev Series B 4.00%, 6/15/36(d)	6,500	6,500,000

		8,500,000

Virginia – 0.0%
Montgomery Cnty IDA (Virginia Tech Fndtn) Series 2005 4.08%, 6/01/35(d)	1,500	1,500,000

Total Short-Term Municipal Notes (cost $83,690,000)		83,690,000

66	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio — Schedule of Investments

	Principal Amount (000)	U.S. $ Value

Total Investments — 99.2%
(cost $4,669,698,640)(h)		$4,707,770,002
Other assets less liabilities — 0.8%		35,828,630

Net Assets — 100.0%		$4,743,598,632

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Citigroup	$3,825	6/01/12	BMA	*	3.628%	$46,049
Citigroup	39,300	11/10/26	3.884%		BMA *	462,650
JPMorgan Chase	17,500	10/01/07	BMA	*	3.635%	(5,560)
JPMorgan Chase	109,600	11/10/11	BMA	*	3.482%	695,826
JPMorgan Chase	7,530	9/21/12	BMA	*	3.385%	7,736
Merrill Lynch	18,200	7/12/08	BMA	*	3.815%	75,017
Merrill Lynch	22,255	2/12/12	BMA	*	3.548%	194,002

*	Variable interest based on the BMA (Bond Market Association) Municipal Swap Index, which fluctuates weekly.

(a)	Floating Rate Security. Stated interest rate was in effect at September 30, 2007.

(b)	Variable rate coupon, rate shown as of September 30, 2007.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2007, the aggregate market value of these securities amounted to $25,798,300 or 0.5% of net assets.

(d)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(e)	When-Issued security.

(f)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(g)	Position, or a portion thereof, has been segregated to collateralize when issued or delayed delivery securities.

(h)	At September 30, 2007, the cost basis for tax purposes was $4,669,699,075. Gross unrealized appreciation of investments was $52,619,204 and gross unrealized depreciation of investments was $14,548,275, resulting in net unrealized appreciation of $38,070,929 (excluding swap transactions).

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	67

Intermediate Diversified Municipal Portfolio — Schedule of Investments

Glossary:

ACA	- American Capital Access Financial Guaranty Corporation
AMBAC	- American Bond Assurance Corporation
AMT	- Alternative Minimum Tax (subject to)
CDA	- Community Development Administration
CDD	- Community Development District
CFD	- Community Facilities District
COP	- Certificate of Participation
CPI	- Consumer Price Index
CSOB	- Cowlitz Sewer Operation Board
EDA	- Economic Development Agency
ETM	- Escrow to Maturity
FGIC	- Financial Guaranty Insurance Company
FHA	- Federal Housing Administration
FHLMC	- Federal Home Loan Mortgage Corporation
FNMA	- Federal National Mortgage Association
FSA	- Financial Security Assurance Inc.
GNMA	- Government National Mortgage Association
GO	- General Obligation
HFA	- Housing Finance Authority
IBC	- International Bancshares Corporation
IDA	- Industrial Development Authority/Agency
IDB	- Industrial Development Bank
ISD	- Independent School District
MBIA	- Municipal Bond Investors Assurance
MFHR	- Multi-Family Housing Revenue
PCR	- Pollution Control Revenue
Q-SBLF	- Qualified School Bond Loan Fund
RADIAN	- Radian Group, Inc.
SCSDE	- South Carolina State Department of Education
SFMR	- Single Family Mortgage Revenue
ST GTD	- State Guaranteed
SWFR	- Solid Waste Facility Revenue
SWR	- Solid Waste Revenue
TFA	- Transitional Finance Authority
UDC	- Urban Development Corporation
XLCA	- XL Capital Assurance Inc.

See notes to financial statements.

68	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio — Schedule of Investments

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

SCHEDULE OF INVESTMENTS

September 30, 2007

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS – 100.4%
LONG-TERM MUNICIPAL BONDS – 98.8%
New York – 80.6%
Albany Cnty FGIC 5.00%, 10/01/12	$1,100	$1,143,065
City of New York 5.00%, 10/01/11(a)	7,195	7,553,023
5.00%, 8/01/13-8/01/14	13,120	14,052,742
City of New York (Prerefunded) 5.50%, 9/15/19	900	992,358
City of New York (Unrefunded) 5.50%, 9/15/19	100	107,925
City of Yonkers MBIA 5.00%, 8/01/12-8/01/14	7,800	8,358,800
Dutchess Cnty Resource Recovery Agy (Solid Waste Sys) BANS 3.65%, 12/28/07	6,800	6,790,548
Erie Cnty IDA Sch Fac Rev (Buffalo Sch Dist Proj) FSA 5.75%, 5/01/24	1,520	1,664,187
Erie Cnty IDA Sch Fac Rev (City Sch Dist Buffalo Dist Proj) FSA 5.00%, 5/01/14	1,120	1,204,963
Long Island Pwr Auth Elec Sys Rev 5.00%, 6/01/09	7,500	7,663,800
AMBAC 5.25%, 4/01/09	4,550	4,664,933
5.50%, 12/01/09	1,180	1,228,651
FSA 5.00%, 12/01/15	2,340	2,387,362
MBIA 5.00%, 5/01/13-5/01/15	22,780	24,493,284
MBIA Series Gen-Ser D 5.00%, 9/01/12	10,000	10,629,400
MBIA Series Gen-Ser F 5.00%, 5/01/16	11,630	12,607,618
Long Island Pwr Auth Elec Sys Rev (Prerefunded) FSA 5.125%, 12/01/22	795	811,735
Metro Transp Auth AMBAC Series Ref Ser A 5.50%, 11/15/18	5,325	5,747,273
FGIC 5.25%, 11/15/15-11/15/16	12,925	14,351,170
MBIA 5.00%, 11/15/10	10,150	10,598,529
Series B 5.00%, 11/15/16-11/15/17	6,535	7,037,232

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	69

Intermediate New York Municipal Portfolio — Schedule of Investments

Principal Amount (000)		U.S. $ Value

Metro Transp Auth (Dedicated Tax Fd) FSA 5.25%, 11/15/12-4/01/15	$15,285	$16,664,654
MBIA 5.00%, 11/15/11	1,865	1,970,578
5.25%, 11/15/13	2,660	2,901,980
Metro Transp Auth Commuter Fac Series A 5.25%, 7/01/28	2,780	2,949,191
Metro Transp Auth Commuter Fac ETM AMBAC 5.00%, 7/01/20	535	548,894
MBIA 6.10%, 7/01/09	1,495	1,562,978
Metro Transp Auth New York Svc Contract MBIA Series B 5.50%, 1/01/13	4,090	4,462,231
Metro Transp Auth New York Svc Contract (Transp Facs Rev) AMBAC 5.00%, 7/01/18	1,000	1,058,230
Metro Transp Auth New York Svc Contract ETM AMBAC Series 0 5.75%, 7/01/08	1,910	1,942,890
Nassau Cnty AMBAC 5.50%, 7/01/10	1,120	1,177,770
6.00%, 7/01/11	1,000	1,084,770
FGIC 6.00%, 7/01/12-7/01/13	2,000	2,222,280
MBIA 5.40%, 1/15/10	1,090	1,134,516
Nassau Cnty IDA 5.625%, 11/01/10	500	505,840
Nassau Cnty Interim Fin Auth AMBAC 5.00%, 11/15/12-11/15/14	17,050	18,271,152
5.25%, 11/15/13	1,745	1,903,743
5.375%, 11/15/15-11/15/16	3,770	4,033,353
Nassau Cnty Tobacco Settlement Corp. 6.50%, 7/15/27	1,445	1,532,538
New York City 5.00%, 3/01/10-3/01/16	43,410	45,800,689
5.25%, 8/01/09-8/01/17	18,670	19,956,823
5.50%, 8/01/09-8/01/13	26,050	27,380,104
FSA 5.25%, 8/01/12-8/01/14	13,615	14,654,593
MBIA-IBC 5.00%, 8/01/13-8/01/23	7,030	7,461,947
5.75%, 8/01/11	7,570	8,163,564

70	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio — Schedule of Investments

Principal Amount (000)		U.S. $ Value

Series 4B 5.00%, 8/01/10	$1,125	$1,166,929
Series G 5.00%, 8/01/10-8/01/11	2,540	2,645,166
Series H 5.00%, 8/01/11	1,080	1,131,592
New York City (Prerefunded) XLCA-ICR 6.50%, 5/15/17	2,740	2,972,297
New York City Series 4G 5.00%, 8/01/12	3,910	4,134,434
Series I 5.00%, 8/01/10	5,265	5,461,227
New York City Hlth & Hosp Corp. AMBAC 5.00%, 2/15/10	9,475	9,775,168
New York City IDA (Agysterminal One Grp Assn Proj) 5.00%, 1/01/08-1/01/09	5,745	5,789,493
New York City IDA (Magen David Yeshivah Proj) ACA 4.99%, 6/15/13	6,280	6,401,141
New York City IDA (Polytech Univ Proj) 5.75%, 11/01/11-11/01/12	3,775	4,052,311
6.00%, 11/01/20	1,045	1,129,321
New York City Muni Water Fin Auth 5.00%, 6/15/10-6/15/12	9,975	10,460,169
5.25%, 6/15/11	1,000	1,057,690
5.50%, 6/15/17	2,460	2,624,328
6.00%, 6/15/10	1,395	1,485,131
FSA-CR 5.00%, 6/15/11	6,215	6,533,394
New York City Muni Water Fin Auth Water & Swr Sys Rev 6.00%, 6/15/09	1,485	1,547,919
AMBAC 5.875%, 6/15/12-6/15/13	10,060	11,110,892
New York City TFA 5.00%, 8/01/10-5/01/26	109,010	116,687,176
5.125%, 11/01/15	1,185	1,227,530
5.25%, 2/01/13-2/01/21	18,710	20,064,207
5.375%, 2/15/18	3,350	3,526,109
5.50%, 2/01/10-2/01/17	5,330	5,625,387

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	71

Intermediate New York Municipal Portfolio — Schedule of Investments

Principal Amount (000)		U.S. $ Value

AMBAC 5.25%, 8/01/20	$3,000	$3,183,748
FGIC-TCRS 5.00%, 11/01/13	18,225	19,626,867
5.50%, 11/01/13	7,075	7,720,947
FSA 5.25%, 2/01/14	7,800	8,430,240
MBIA Series E 5.25%, 2/01/21	2,000	2,115,820
MBIA-IBC 5.375%, 2/01/14	3,610	3,896,417
Series 02A 5.50%, 11/01/26(b)	17,885	19,099,570
Series B 5.25%, 2/01/29(b)	17,490	18,336,166
New York City TFA (Prerefunded) 5.00%, 5/01/26	2,375	2,420,054
5.25%, 5/01/15	1,915	1,987,387
5.50%, 2/01/17	7,555	8,092,689
New York City Transit Auth/Metro Transp Auth/Triborough Brdg & Tunnel AMBAC 5.50%, 1/01/08	1,560	1,567,613
New York City Transitional Fin Auth 5.00%, 11/01/13	2,765	2,969,859
New York Liberty Dev Corp Rev (National Sports Museum Proj) 6.125%, 2/15/19	2,250	2,297,835
New York Local Govt Assistance Corp. 5.00%, 4/01/12-4/01/14	52,010	55,609,120
6.00%, 4/01/08	3,035	3,072,452
FGIC 5.00%, 4/01/15	1,355	1,385,772
FSA GO OF CORP 5.00%, 4/01/13	4,230	4,535,914
New York Mtg Agy 4.50%, 4/01/23	3,885	3,887,642
5.50%, 10/01/28	840	847,300
The New York Pwr Auth 5.00%, 11/15/20	2,680	2,802,771
New York St AMBAC 5.00%, 7/15/17	2,045	2,090,215
New York St Brdg Auth 5.00%, 1/01/17	4,575	4,788,058

72	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio — Schedule of Investments

Principal Amount (000)		U.S. $ Value

New York St Dorm Auth 3.875%, 2/15/12	$1,000	$1,004,560
4.00%, 2/15/13-8/15/15	9,035	9,069,167
5.00%, 7/01/08-3/15/13	17,040	18,073,229
5.25%, 11/15/23(b)	4,960	5,274,662
5.25%, 11/15/13	4,965	5,322,927
5.375%, 3/15/21	5,220	5,682,805
5.50%, 7/01/23(b)	1,875	1,876,762
5.70%, 2/15/09	15	15,263
5.75%, 7/01/09	1,125	1,150,796
AMBAC 5.00%, 7/01/09-3/15/15	2,655	2,817,732
5.125%, 2/15/08	1,000	1,005,940
5.25%, 7/01/18-7/01/19	2,325	2,455,734
5.75%, 7/01/09	3,630	3,717,483
6.125%, 7/01/12	1,000	1,076,330
FGIC 5.00%, 7/01/16	14,015	15,162,688
5.50%, 3/15/14	4,750	5,187,997
FGIC-TCRS 5.50%, 5/15/09	4,055	4,188,977
FSA 5.00%, 1/15/09-2/15/16	8,255	8,769,529
5.75%, 8/15/11-7/01/13	1,220	1,280,879
5.875%, 2/15/13	100	106,507
FSA- CR 5.75%, 7/01/09	2,000	2,048,200
MBIA 5.00%, 8/15/17	4,850	4,943,799
5.25%, 7/01/11-2/15/13	2,195	2,245,355
6.00%, 5/15/16	6,055	6,493,261
MBIA-IBC 5.20%, 2/15/14-2/15/16	11,890	12,216,091
5.50%, 5/15/09-3/15/11	5,470	5,787,592
5.875%, 5/15/11	6,625	7,152,549
St of New York Mtg Auth 5.00%, 11/01/11	3,875	3,997,372
New York St Dorm Auth (Mental Hlth Svcs Facs) 5.00%, 2/15/08-2/15/10	12,370	12,589,264
FSA Series 1 5.125%, 1/15/13	1,880	1,935,422
MBIA-IBC 5.25%, 2/15/19	1,780	1,824,269

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	73

Intermediate New York Municipal Portfolio — Schedule of Investments

Principal Amount (000)		U.S. $ Value

New York St Dorm Auth (Mental Hlth Svcs Facs) (Prerefunded) 5.00%, 8/15/17	$5	$5,117
FSA 5.75%, 8/15/11-2/15/12	2,075	2,204,106
5.875%, 2/15/13	2,205	2,349,648
MBIA 5.00%, 8/15/17	5	5,117
New York St Dorm Auth (Mental Hlth Svcs Facs) (Unrefunded) 6.50%, 2/15/09	1,505	1,564,041
New York St Dorm Auth (NY University) MBIA 5.00%, 7/01/11	1,815	1,909,017
5.75%, 7/01/12	1,540	1,688,764
MBIA Series A 6.00%, 7/01/18	1,000	1,175,130
New York St Dorm Auth Lease Rev 5.375%, 7/01/19	1,400	1,511,846
FGIC 5.50%, 7/01/17-7/01/20	2,640	2,825,566
MBIA 5.00%, 7/01/14-7/01/15	11,080	11,979,334
New York St Dorm Auth Lease Rev (Court Facs Westchester Cnty) 5.125%, 8/01/12	1,000	1,031,590
5.25%, 8/01/13-8/01/17	3,205	3,311,406
New York St Dorm Auth Rev 5.00%, 7/01/11	5,270	5,300,619
New York St Energy Research & Dev Auth MBIA 3.245%, 4/01/34(b)	17,725	17,494,752
New York St Enviro Fac 5.00%, 6/15/18-6/15/19	2,730	2,835,322
FGIC 5.00%, 12/15/23	1,060	1,114,844
New York St Enviro Fac (Mun Water Proj) 5.00%, 6/15/11-6/15/25	23,335	24,458,210
5.25%, 6/15/14	1,640	1,800,753
5.50%, 6/15/15	6,510	7,302,462
New York St Enviro Fac (Pers Inc Tax) FGIC 5.25%, 1/01/19-1/01/20	3,340	3,606,031
New York St Enviro Fac (Water Rev NYC 02) (Prerefunded) 5.75%, 6/15/11	4,770	5,142,585

74	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio — Schedule of Investments

Principal Amount (000)		U.S. $ Value

New York St Enviro Fac (Water Rev NYC 02) (Unrefunded) 5.75%, 6/15/11	$745	$803,728
New York St Enviro Fac (Water Revolv Fd) (Unrefunded) 4.95%, 6/15/10	1,730	1,747,940
5.875%, 7/15/20	4,560	4,769,623
New York St Enviro Fac (Wtr Revolv Fd) 5.00%, 6/15/15	3,300	3,527,205
5.375%, 11/15/18	1,485	1,562,755
New York St Enviro Fac (Wtr Revolv Fd) (Prerefunded) 5.15%, 10/15/19	185	191,869
5.75%, 6/15/11	1,490	1,606,384
5.875%, 7/15/20	440	462,884
New York St Enviro Fac (Wtr Revolv Fd) (Unrefunded) 5.20%, 12/15/15	225	227,470
New York St Enviro Fac 5.00%, 6/15/14-6/15/16	7,750	8,353,381
New York St HFA 5.00%, 3/15/09	1,695	1,729,883
5.25%, 3/15/20-9/15/21	5,440	5,888,909
6.00%, 11/01/07	1,160	1,161,937
MBIA-IBC 5.50%, 9/15/18	2,720	2,770,646
New York St Thruway Auth 5.00%, 3/15/14-3/15/16	10,950	11,861,894
5.25%, 4/01/16-4/01/18	4,975	5,262,406
5.50%, 4/01/11-4/01/12	7,240	7,742,253
AMBAC 5.00%, 1/01/13-3/15/15	22,455	24,179,503
5.25%, 4/01/11-4/01/14	20,615	22,084,849
FGIC 5.00%, 4/01/13-4/01/18	27,980	30,059,998
FSA 5.00%, 4/01/12-4/01/15	25,930	28,029,397
MBIA 5.00%, 3/15/19-4/01/24	3,560	3,745,062
5.10%, 4/01/10	1,050	1,090,047
5.25%, 4/01/11-4/01/14	18,445	19,859,529
5.375%, 4/01/09	3,520	3,588,218
New York St Thruway Auth (Pers Inc Tax) FSA Series A 5.00%, 3/15/18	1,930	2,058,364

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	75

Intermediate New York Municipal Portfolio — Schedule of Investments

Principal Amount (000)		U.S. $ Value

New York St Thruway Auth, Hwy & Brdg Trust Fund FSA Series 5B 5.00%, 4/01/14	$64,440	$69,468,253
New York St Urban Dev Corp. 5.00%, 3/15/16	1,930	2,093,104
5.25%, 1/01/21	10,395	10,598,742
AMBAC 5.00%, 12/15/20	6,265	6,653,931
5.25%, 1/01/16	2,330	2,404,583
XLCA 5.25%, 1/01/11	2,310	2,428,503
Niagara Falls Brdg Commission FGIC 6.30%, 10/01/12	4,670	5,262,156
Onondaga Cnty 5.70%, 4/01/09-4/01/11	5,200	5,474,111
Port Auth of NY & NJ (Cons 117th) FGIC 5.125%, 11/15/15	1,355	1,386,639
Port Auth of NY & NJ (Cons 126th) FGIC 5.25%, 11/15/08(d)	11,570	11,786,822
5.50%, 11/15/09-11/15/10	18,850	19,752,504
Port Auth of NY & NJ (JFK Intl Air Term 6) MBIA 6.25%, 12/01/08	2,090	2,149,419
New York St AMBAC 5.625%, 8/15/08	4,245	4,249,118
Suffolk Cnty Water Auth MBIA 5.10%, 6/01/08	1,000	1,010,742
Tobacco Settlement Fin Auth 5.00%, 6/01/09	3,555	3,644,231
Tobacco Settlement Fin Corp 5.00%, 6/01/11	4,435	4,630,495
Series A-1 5.00%, 6/01/11	1,495	1,498,334
Series C-1 5.50%, 6/01/14	16,465	16,937,381
Town of Babylon AMBAC 9.20%, 1/15/08	1,345	1,366,170
FGIC 9.00%, 8/01/09	1,550	1,700,118
Triborough Brdg & Tunnel Auth (Conv Ctr Proj) 6.00%, 1/01/11	1,490	1,597,533
Triborough Brdg & Tunnel Auth (Gen Purp) 5.00%, 1/01/20	1,000	1,036,250
5.25%, 1/01/17	5,025	5,301,777
5.50%, 1/01/12	13,480	13,984,961
Triborough Brdg & Tunnel Auth (Prerefunded) Series 02A 5.125%, 1/01/31	7,715	8,201,971

76	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio — Schedule of Investments

Principal Amount (000)		U.S. $ Value

Triborough Brdg & Tunnel Auth (Ref Gen) 5.25%, 11/15/13	$8,380	$9,118,362
Triborough Brdg & Tunnel Auth 5.00%, 11/15/11	8,880	9,372,307
5.25%, 11/15/12-11/15/15	9,220	10,024,579
5.50%, 1/01/17	9,370	10,343,637
MBIA 5.125%, 1/01/18	8,165	8,358,674

		1,442,098,315

Arizona – 0.1%
Pima Cnty IDA (Horizon Comnty Learning Center) 4.45%, 6/01/14	905	885,561
Watson Road CFD (Spl Assmt Rev) 4.70%, 7/01/09	805	800,025

		1,685,586

California – 0.2%
California Statewide CDA Rev (Kaiser Permanente) Series E 3.875%, 4/01/32(b)	3,075	3,081,888

Colorado – 0.2%
Denver City & Cnty (Arpt Rev) AMT Series D 7.75%, 11/15/13	1,000	1,099,330
Todd Creek Farms Metro Dist No. 1 5.60%, 12/01/14	2,765	2,753,663

		3,852,993

Florida – 3.3%
Amelia Walk CDD 5.20%, 5/01/14	840	813,162
Arborwood CDD (Centex Homes Proj) 5.25%, 5/01/16-5/01/36	3,915	3,611,789
Bartram Park CDD (Spl Assmt) 4.875%, 5/01/15	1,025	947,900
Beacon Tradeport CDD (Spl Assmt Industrial Proj) Series B 7.125%, 5/01/22	1,180	1,238,799
CFM CDD Capital Impt Rev Series B 5.875%, 5/01/14	3,500	3,515,890
Concorde Estates CDD Series 04B 5.00%, 5/01/11	780	767,458
Dupree Lakes CDD 5.00%, 11/01/10	460	453,546
Durbin Crossing CDD 5.25%, 11/01/15	3,410	3,298,766

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	77

Intermediate New York Municipal Portfolio — Schedule of Investments

Principal Amount (000)		U.S. $ Value

Durbin Crossing CDD (Spl Assmt) Series B-2 4.875%, 11/01/10	$2,700	$2,654,181
Fiddlers Creek CDD No. 2 (Spl Assmt) Series B 5.75%, 5/01/13	1,750	1,747,428
Fishhawk CDD II (Spl Assmt) Series B 5.00%, 11/01/07	5	5,000
5.125%, 11/01/09	640	636,186
Gateway CDD (Sun City Center) Series 03B 5.50%, 5/01/10	800	790,624
Hammock Bay CDD (Spl Assmt) Series B 5.375%, 5/01/11	100	99,562
Heritage Isle at Viera CDD 5.00%, 11/01/13	2,570	2,464,553
Heritage Plantation CDD 5.10%, 11/01/13	1,000	965,520
Lakewood Ranch Stewardship Dist 5.00%, 5/01/13	240	231,170
Landmark at Doral CDD 5.20%, 5/01/15	1,710	1,633,597
Live Oak CDD Series B 5.00%, 11/01/09	880	870,250
Meadow Pointe IV CDD Capital Impt Series B 5.125%, 11/01/07	180	180,007
Miami Beach Hlth Facs Auth (Mount Sinai Med Ctr) Series 04 6.75%, 11/15/24	3,300	3,550,008
Middle Village CDD (Spl Assmt) Series B 5.00%, 5/01/09	245	243,417
Midtown Miami CDD Series 04A 6.00%, 5/01/24	1,420	1,425,268
Monterra CDD (Spl Assmt) Series B 5.00%, 11/01/10	2,965	2,923,401
5.125%, 11/01/14	1,500	1,444,350
Overoaks CDD (Capital Impt Rev) Series 4B 5.125%, 5/01/09	985	980,321
Palm Glades CDD 4.85%, 8/01/11	1,185	1,152,685
Parkway Ctr CDD (Spl Assmt Ref) Series B 5.625%, 5/01/14	2,510	2,487,485
Paseo CDD 5.00%, 2/01/11	1,065	1,050,260
Quarry CDD (Spl Assmt) 5.25%, 5/01/16	2,600	2,480,660
Ridgewood Trails CDD 5.20%, 5/01/12	2,725	2,691,101
Sandy Creek CDD 5.50%, 5/01/15	2,960	2,904,234

78	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio — Schedule of Investments

Principal Amount (000)		U.S. $ Value

Six Mile Creek CDD 5.50%, 5/01/17	$1,375	$1,351,969
Sterling Hill CDD (Capital Impt) Series B 5.50%, 11/01/10	310	309,420
Stoneybrook South CDD 5.45%, 11/01/15	4,300	4,201,100
Tern Bay CDD (Capital Impt Rev) Series B 5.00%, 5/01/15	1,475	1,353,283
Venetian CDD (Capital Impt) Series B 5.95%, 5/01/12	290	295,321
Verano Ctr CDD (Infrastructure Proj) Series B 5.00%, 11/01/13	1,995	1,916,098

		59,685,769

Guam – 0.3%
Guam Govt Wtrwks Auth Cops (Prerefunded) 5.18%, 7/01/15	3,402	3,491,746
Guam Govt Wtrwrks Auth 5.00%, 7/01/11	2,160	2,180,391

		5,672,137

Illinois – 1.6%
Bolingbrook Sales Tax Rev 5.75%, 1/01/15(c)	2,000	1,989,940
City of Chicago FSA 5.00%, 1/01/15	18,630	20,057,617
Cortland Spl Svc Area No 10 5.125%, 3/01/14	4,255	4,192,068
Pingree Grove Village II (CamBrdg Lakes Proj) Series 5-1 5.25%, 3/01/15	1,025	1,025,953
Town of Cortland 5.50%, 3/01/17	1,317	1,304,265

		28,569,843

Indiana – 0.2%
South Bend Econ Dev (One Michiana Square Proj) 4.755%, 10/01/09(b)	3,110	2,997,511

Louisiana – 2.1%
Ernest N Morial-New Orleans Exhibit Hall Auth AMBAC 5.25%, 7/15/28	29,720	32,225,693
Isabella Lakes Comnty Dev Dist 6.00%, 8/01/22	1,515	1,478,580
Juban Park CDD 5.15%, 10/01/14	2,320	2,288,030

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	79

Intermediate New York Municipal Portfolio — Schedule of Investments

Principal Amount (000)		U.S. $ Value

Whispering Spring Dev Dist 5.20%, 10/01/21	$1,500	$1,459,320

		37,451,623

Nevada – 0.4%
Clark Cnty Spl Impt (Dist No. 142) 4.75%, 8/01/09	2,920	2,932,498
Henderson Local Impt Dists No. T-16 4.625%, 3/01/12	535	522,577
Henderson Local Impt Dists No. T-18 4.35%, 9/01/09	950	937,146
Las Vegas Spl Impt Dist No. 607 Local Impt Bonds 5.00%, 6/01/10	1,875	1,877,644
5.35%, 6/01/12	1,375	1,387,293

		7,657,158

North Carolina – 0.3%
North Carolina Eastern Municipal Pwr Agy Pwr Sys 5.375%, 1/01/10-1/01/17	4,730	4,924,476

Ohio – 0.4%
Ohio State Air Quality Dev Auth Rev (Cleveland Poll Ctrl) Series B 3.75%, 10/01/30(b)	5,095	5,076,811
Port Auth Columbiana Cnty SWFR (Liberty Waste Trans LLC Proj) AMT Series A 7.00%, 8/01/21	1,535	1,590,966

		6,667,777

Pennsylvania – 0.1%
Beaver Cnty IDA PCR (Cleveland Electric Proj) Series 98 3.75%, 10/01/30(b)	1,075	1,069,346
Montgomery Cnty IDA (Whitemarsh Continuing Care Ret Comm) 6.00%, 2/01/21	1,515	1,561,889

		2,631,235

Puerto Rico – 8.4%
Comwlth of Puerto Rico 5.00%, 7/01/13	2,005	2,114,232
MBIA 6.25%, 7/01/09	1,810	1,892,464
MBIA-IBC Series A 5.50%, 7/01/15	6,575	7,341,776
Series A 5.00%, 7/01/30(b)	1,300	1,352,169
Series C 5.00%, 7/01/18(b)	1,420	1,434,399

80	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio — Schedule of Investments

Principal Amount (000)		U.S. $ Value

Comwlth of Puerto Rico Govt Dev Bk 5.00%, 12/01/11-12/01/13	$15,860	$16,628,434
Puerto Rico Elec Pwr Auth MBIA 5.00%, 7/01/32	26,210	28,139,580
5.50%, 7/01/16	3,695	4,152,552
Puerto Rico Hwy & Transp Auth 5.00%, 7/01/40-7/01/45	35,385	38,398,099
Puerto Rico Infra Fin Auth AMBAC 5.50%, 7/01/14	14,765	16,346,922
Puerto Rico Pub Bldgs Auth 5.25%, 7/01/08-7/01/11	2,745	2,837,139
COMWLTH GTD 5.00%, 7/01/28(b)	1,000	1,040,130
Puerto Rico Pub Bldgs Auth Rev (Ref Govt Facs) AMBAC 5.00%, 7/01/36(b)	7,010	7,415,318
Puerto Rico Pub Fin Corp (Comwlth Appropriated) AMBAC 5.25%, 8/01/30(b)	3,595	3,826,123
FGIC Series A 5.25%, 8/01/31(b)	14,665	15,607,813
Puerto Rico Pub Fin Corp. 5.75%, 8/01/27(b)	1,090	1,160,142
Univ of Puerto Rico 5.00%, 6/01/13	1,015	1,069,069

		150,756,361

South Carolina – 0.1%
Lancaster Cnty Assmt Rev (Edenmoor Impt Dist) Series B 5.375%, 12/01/16	1,335	1,338,631

Virginia – 0.5%
Broad Street CDA 7.125%, 6/01/15	1,785	1,945,989
Celebrate North CDD Spl Assmt Rev (Celebrate VA) Series B 6.25%, 3/01/18	1,750	1,822,993
Louisa IDA PCR (Elec & Pwr Co.) 5.25%, 12/01/08	4,925	4,957,308

		8,726,290

Total Long-Term Municipal Bonds (cost $1,749,942,699)		1,767,797,593

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	81

Intermediate New York Municipal Portfolio — Schedule of Investments

Principal Amount (000)		U.S. $ Value

Short-Term Municipal Notes – 1.6%
New York – 1.6%
City of New York 3.96%, 4/01/36(d)(e)	$1,000	$1,000,000
Metro Transp Auth New York Svc Contract Series SubSer G-2 3.92%, 11/01/26(d)(e)	500	500,000
New York Adj-subser FSA Series A6 3.98%, 11/01/26(d)(e)	5,800	5,800,000
New York City 3.97%, 1/01/36(d)(e)	850	850,000
New York City Muni Water Fin Auth 3.97%, 6/15/32(d)(e)	2,000	2,000,000
Series 05 AA-1 4.02%, 6/15/32(d)(e)	10,000	10,000,000
New York City TFA 3.91%, 11/01/22-8/01/31(d)(e)	3,800	3,800,000
3.98%, 2/01/31(d)(e)	1,100	1,100,000
New York Muni Water Fin Auth 3.97%, 6/15/38(d)(e)	3,000	3,000,000

Total Short-Term Municipal Notes (cost $28,050,000)		28,050,000

Total Investments – 100.4%
(cost $1,777,992,699)(f)		1,795,847,593

Other assets less liabilities — (0.4)%		(7,502,835)

Net Assets – 100.0%		$1,788,344,758

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Citigroup	$1,555	6/01/12	BMA	*	3.628%	$18,721
Citigroup	16,000	11/10/26	3.884%		BMA *	188,356
JPMorgan Chase	7,400	10/01/07	BMA	*	3.635%	(2,351)
JPMorgan Chase	44,600	11/10/11	BMA	*	3.482%	283,156
JPMorgan Chase	3,065	9/21/12	BMA	*	3.385%	3,149
Merrill Lynch	7,500	7/12/08	BMA	*	3.815%	30,914
Merrill Lynch	1,725	2/12/12	BMA	*	3.548%	15,037

*	Variable interest based on the BMA (Bond Market Association) Municipal Swap Index, which fluctuates weekly.

(a)	When-Issued security.

(b)	Variable rate coupon, rate shown as of September 30, 2007.

82	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio — Schedule of Investments

(c)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(d)	Position, or a portion thereof, has been segregated to collateralize when issued or delayed delivery securities.

(e)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(f)	At September 30, 2007, the cost basis for tax purposes was $1,777,992,699. Gross unrealized appreciation of investments was $22,801,829 and gross unrealized depreciation of investments was $4,946,935, resulting in net unrealized appreciation of $17,854,894 (excluding swap transactions).

Glossary:

ACA	- American Capital Access Financial Guaranty Corporation
AMBAC	- American Bond Assurance Corporation
AMT	- Alternative Minimum Tax (subject to)
BAN	- Bond Anticipation Note
CDA	- Community Development Administration
CDD	- Community Development District
CFD	- Community Facilities District
COMWLTH GTD	- Commonwealth Guaranteed
ETM	- Escrow to Maturity
FGIC	- Financial Guaranty Insurance Company
FSA	- Financial Security Assurance Inc.
GO	- General Obligation
HFA	- Housing Finance Authority
IBC	- International Bancshares Corporation
IDA	- Industrial Development Authority/Agency
MBIA	- Municipal Bond Investors Assurance
PCR	- Pollution Control Revenue
SWFR	- Solid Waste Facility Revenue
TFA	- Transitional Finance Authority
XLCA	- XL Capital Assurance Inc.

See notes to financial statements.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	83

Intermediate New York Municipal Portfolio — Schedule of Investments

STATEMENTS OF ASSETS & LIABILITIES

September 30, 2007

	California Municipal Portfolio	Diversified Municipal Portfolio	New York Municipal Portfolio
Assets
Investments in securities at value	$1,413,561,132	$4,707,770,002	$1,795,847,593
Cash in bank	198,576	90,403	45,292
Receivables:
Interest	17,989,299	61,363,784	24,796,022
Investment securities sold	2,638,125	50,833	4,510,892
Capital shares sold	3,668,124	12,293,909	2,637,192
Appreciation of interest rate swap agreements	431,608	1,481,281	539,332

Total assets	1,438,486,864	4,783,050,212	1,828,376,323

Liabilities
Payables:
Dividends to shareholders	1,287,027	4,278,603	1,641,747
Investment securities purchased	7,464,067	30,531,876	35,942,343
Capital shares redeemed	1,060,416	2,178,496	1,448,420
Management fee	565,246	1,714,181	701,263
Shareholder servicing fee	112,541	380,023	141,226
Transfer Agent fee	10,069	29,824	10,328
Distribution fee	27,903	57,375	38,959
Accrued expenses	103,382	275,642	104,928
Depreciation of interest rate swap agreements	1,843	5,560	2,351

Total liabilities	10,632,494	39,451,580	40,031,565

Net Assets(a)	$1,427,854,370	$4,743,598,632	$1,788,344,758

Cost of investments	$1,398,965,649	$4,669,698,640	$1,777,992,699

Net Assets Consist Of:
Capital stock, at par*	$100,702	$338,797	$129,276
Additional paid-in capital	1,416,278,208	4,712,833,865	1,771,465,801
Undistributed net investment income/(excess distributions)	(126,934)	95,592	30,198
Accumulated net realized loss on investment transactions	(3,422,855)	(9,216,706)	(1,672,392)
Unrealized appreciation of investments and interest rate swaps	15,025,249	39,547,084	18,391,875

	$1,427,854,370	$4,743,598,632	$1,788,344,758

*	The Sanford C. Bernstein Fund, Inc., has authorized 8.4 billion shares of common stock with par value of $.001 per share.

See Notes to Financial Statements.

84	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Statements of Assets & Liabilities

	California Municipal Portfolio	Diversified Municipal Portfolio	New York Municipal Portfolio
Calculation of Maximum Offering Price
Municipal Class Shares
Net Assets	$1,380,196,684	$4,653,604,940	$1,722,790,016
Shares of capital stock outstanding	97,340,935	332,371,801	124,534,461

Net asset value and offering price per share	$14.18	$14.00	$13.83

Class A Shares
Net Assets	$20,162,532	$30,378,488	$26,914,029
Shares of capital stock outstanding	1,422,178	2,168,991	1,946,292

Net asset value and redemption price per share	$14.18	$14.01	$13.83
Sales charge — 4.25% of public offering price	.63	.62	.61

Maximum offering price	$14.81	$14.63	$14.44

Class B Shares
Net Assets	$10,293,328	$23,750,853	$21,340,315
Shares of capital stock outstanding	725,910	1,695,602	1,543,752

Net asset value and offering price per share	$14.18	$14.01	$13.82

Class C Shares
Net Assets	$17,201,826	$35,864,351	$17,300,398
Shares of capital stock outstanding	1,213,345	2,560,541	1,251,002

Net asset value and offering price per share	$14.18	$14.01	$13.83

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	85

Statement of Assets & Liabilities

STATEMENTS OF OPERATIONS

Year Ended September 30, 2007

	California Municipal Portfolio	Diversified Municipal Portfolio	New York Municipal Portfolio
Investment Income
Income:
Interest	$52,448,775	$166,958,106	$67,912,304

Total income	52,448,775	166,958,106	67,912,304

Expenses:
Management fee (see Note 2A)	6,570,068	19,145,421	8,080,247
Shareholder servicing fee	1,294,527	4,174,406	1,608,192
Custodian fee	254,744	485,602	290,204
Transfer Agent fee—Non-Retail Class	36,001	136,569	56,030
Transfer Agent fee—Class A	13,071	20,689	15,986
Transfer Agent fee—Class B	7,601	15,469	13,956
Transfer Agent fee—Class C	10,934	20,513	10,009
Distribution fees—Class A	67,261	123,120	91,692
Distribution fees—Class B	131,114	304,323	265,567
Distribution fees—Class C	188,458	404,772	191,868
Registration fees	34,322	424,421	55,520
Auditing and tax fees	40,571	125,474	53,257
Directors’ fees and expenses	36,484	111,326	34,407
Printing fees	38,481	68,197	35,617
Legal fees	2,557	14,599	6,183
Miscellaneous	33,255	44,213	33,959

Total expenses	8,759,449	25,619,114	10,842,694
Less: expense offset arrangement	(533)	(1,970)	(1,463)

Net expenses	8,758,916	25,617,144	10,841,231

Net investment income	43,689,859	141,340,962	57,071,073

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions	(1,894,014)	(2,262,579)	(539,052)
Swap transactions	438,455	1,522,476	560,103

Net realized gain (loss) on investment transactions	(1,455,559)	(740,103)	21,051

Net decrease in unrealized appreciation/ (depreciation) of investments and swaps	(475,753)	(3,354,112)	(1,915,727)

Net realized and unrealized loss on investment transactions	(1,931,312)	(4,094,215)	(1,894,676)

Net increase in net assets resulting from operations	$41,758,547	$137,246,747	$55,176,397

See Notes to Financial Statements.

86	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Statements of Operations

STATEMENTS OF CHANGES IN NET ASSETS

	California Municipal Portfolio
	Year Ended 9/30/07	Year Ended 9/30/06
Increase (Decrease) in Net Assets from Operations:
Net investment income	$43,689,859	$36,274,230
Net realized gain (loss) on investment transactions	(1,455,559)	150,809
Decrease in unrealized appreciation/(depreciation) of investments and swaps	(475,753)	(1,031,625)

Net increase in net assets resulting from operations	41,758,547	35,393,414

Dividends to Shareholders:
Dividends from net investment income
Municipal Class	(42,154,147)	(34,313,374)
Class A	(665,481)	(931,760)
Class B	(296,945)	(468,128)
Class C	(427,294)	(554,123)

Total dividends to shareholders	(43,543,867)	(36,267,385)

Capital-Share Transactions:
Net proceeds from sales of shares	418,061,821	398,305,765
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	6,967,057	7,129,255

Total proceeds from shares sold	425,028,878	405,435,020
Cost of shares redeemed	(254,877,126)	(220,457,520)

Increase in net assets from capital-share transactions	170,151,752	184,977,500

Net increase in net assets	168,366,432	184,103,529
Net Assets:
Beginning of period	1,259,487,938	1,075,384,409

End of period(a)	$1,427,854,370	$1,259,487,938

(a) Includes distributions in excess of net investment income of:	$(126,934)	$(112,095)

See notes to financial statements.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	87

Statements of Changes in Net Assets

	Diversified Municipal Portfolio
	Year Ended 9/30/07	Year Ended 9/30/06
Increase (Decrease) in Net Assets from Operations:
Net investment income	$141,340,962	$113,383,849
Net realized loss on investment transactions	(740,103)	(2,912,617)
Decrease in unrealized appreciation/(depreciation) of investments and swaps	(3,354,112)	(1,215,704)

Net increase in net assets resulting from operations	137,246,747	109,255,528

Dividends to Shareholders:
Dividends from net investment income
Municipal Class	(138,010,254)	(108,738,587)
Class A	(1,236,399)	(2,148,890)
Class B	(702,539)	(1,194,732)
Class C	(934,828)	(1,289,660)

Total dividends to shareholders	(140,884,020)	(113,371,869)

Capital-Share Transactions:
Net proceeds from sales of shares	1,551,087,191	1,226,341,480
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	20,769,260	18,753,477

Total proceeds from shares sold	1,571,856,451	1,245,094,957
Cost of shares redeemed	(667,262,213)	(591,234,798)

Increase in net assets from capital-share transactions	904,594,238	653,860,159

Net increase in net assets	900,956,965	649,743,818
Net Assets:
Beginning of period	3,842,641,667	3,192,897,849

End of period(b)	$4,743,598,632	$3,842,641,667

(b) Includes undistributed net investment income of:	$95,592	$81,632

See notes to financial statements.

88	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Statements of Changes in Net Assets

	New York Municipal Portfolio
	Year Ended 9/30/07	Year Ended 9/30/06
Increase (Decrease) in Net Assets from Operations:
Net investment income	$57,071,073	$49,370,122
Net realized gain (loss) on investment transactions	21,051	(663,410)
Decrease in unrealized appreciation/ (depreciation) of investments and swaps	(1,915,727)	(3,245,317)

Net increase in net assets resulting from operations	55,176,397	45,461,395

Dividends to Shareholders:
Dividends from net investment income
Municipal Class	(54,811,043)	(46,434,611)
Class A	(957,503)	(1,244,127)
Class B	(645,896)	(991,109)
Class C	(466,516)	(700,256)

Total dividends to shareholders	(56,880,958)	(49,370,103)

Capital-Share Transactions:
Net proceeds from sales of shares	482,206,220	418,680,616
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	12,297,806	12,150,366

Total proceeds from shares sold	494,504,026	430,830,982
Cost of shares redeemed	(277,446,139)	(258,195,245)

Increase in net assets from capital-share transactions	217,057,887	172,635,737

Net increase in net assets	215,353,326	168,727,029
Net Assets:
Beginning of period	1,572,991,432	1,404,264,403

End of period(a)	$1,788,344,758	$1,572,991,432

(a) Includes undistributed net investment income of:	$30,198	$29,698

See notes to financial statements.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	89

Statements of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

September 30, 2007

NOTE 1.

Organization and Significant Accounting Policies

The AllianceBernstein Intermediate Municipal Class A, B and C shares are shares of three Portfolios of the Sanford C. Bernstein Fund, Inc. (the “Fund”): California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio (collectively, “Bernstein Intermediate Municipal Portfolios” or “Portfolios”). The Fund is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. Effective February 1, 2002, the Bernstein Portfolios commenced offering AllianceBernstein Intermediate Municipal Class A, AllianceBernstein Intermediate Municipal Class B and AllianceBernstein Intermediate Municipal Class C Shares (collectively, “Intermediate Municipal Retail Classes”) in addition to the existing Municipal Class shares (each, a “Municipal Class”). These financial statements include only the Intermediate Municipal Portfolios. The financial highlights of the Municipal Class shares are presented in a separate financial report. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the

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over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

B. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis, and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortize premiums and accretes discount as adjustments to interest income.

C. Futures Contracts

Upon entering into a futures contract, a Portfolio is required to deposit cash or to pledge securities and maintain as collateral an initial margin with the broker equal to a certain percentage of the purchase price indicated in the futures contract. Subsequent payments, which are dependent on the daily fluctuations in the market value of the underlying index or security, are made or received by the Portfolio each day (daily variation margin) or at other intervals as is required. The aggregate of these payments or receipts through the expiration of the futures contract is recorded for book purposes as unrealized gains or losses by the Portfolio. If the Portfolio enters into a closing transaction, it will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract at the time it was opened or purchased and its value at the time it was closed.

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Notes to Financial Statements

D. Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

E. Repurchase Agreements

Each Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receive delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

F. Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value. Each Portfolio segregates cash and marketable securities at least equal in value to its purchase commitment for when-issued or delayed-delivery securities, and segregates portfolio securities on a delayed-delivery basis.

G. Distribution of Income and Gains

Net investment income of each Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Distributions of net realized gains, less any available loss carryforwards, if any, will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying financial statements. Certain other differences — permanent

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differences — arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

H. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

I. Interest Rate Swap Agreements

A Portfolio enters into interest rate swaps to protect itself from interest rate fluctuations on the underlying debt instruments. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

As of October 1, 2003, the Portfolios have adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. The Portfolios accrue for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statement of operations. Prior to October 1, 2003, these interim payments were reflected within interest income/expense in the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/ depreciation of investments.

NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places

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Notes to Financial Statements

purchase and sales orders and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board of Directors.

Each of the Portfolios pays the Adviser an investment management fee at an annual rate of up to .50% of the first $1 billion, .45% of the next $2 billion, .40% of the next $2 billion and .35% in excess of $5 billion of the average daily net assets of the Portfolios. The fee is accrued daily and paid monthly.

B. Transfer Agency Agreement and Shareholder Servicing Agreement

Under a Transfer Agency Agreement, the Intermediate Municipal Retail Classes of the Portfolios compensate AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended September 30, 2007 the compensation retained by ABIS amounted to: California Municipal Portfolio, $18,000; Diversified Municipal Portfolio, $26,767; and New York Municipal Portfolio, $18,493.

For the year ended September 30, 2007, the expenses for the Retail Classes of the California Municipal Portfolio, Diversified Municipal Portfolio, New York Municipal Portfolio were reduced under an expense offset arrangement with ABIS by $533, $1,970 and $1,463, respectively.

Under the Shareholder Servicing Agreement between the Sanford C. Bernstein Fund, Inc. and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to individual shareholders of the Portfolios (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. This agreement applies only to the Municipal Class shares of the Portfolios. Under the agreement, the fee payable by each Municipal Class share to the Adviser for services under this agreement is an annual rate of .10 of 1% of the average daily net assets of each Portfolio during the month.

C. Distribution Arrangements — Municipal Class Shares

Under the Distribution Agreement between the Fund, on behalf of the Municipal Class shares of each Portfolio, and Sanford C. Bernstein & Co., LLC (the

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“Distributor”), the Distributor agrees to act as agent to sell Municipal Class shares of the Portfolios. This agreement does not apply to the Intermediate Municipal Retail Classes of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly-owned subsidiary of the Adviser.

D. Distribution Arrangements — Intermediate Municipal Retail Classes

The Intermediate Municipal Retail Classes of the Portfolios have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each such class pays distribution services fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .30 of 1% of each Portfolio’s average daily net assets attributable to the Intermediate Municipal Class A shares and 1% of each Intermediate Municipal Portfolio’s average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

	Class B	Class C
California Municipal	$537,227	$824,402
Diversified Municipal	661,901	1,519,401
New York Municipal	909,053	1,103,123

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s Class A, B or C shares.

E. Other Transactions with Affiliates

Class A shares of the Portfolios are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase.

The Distributor has advised the Fund that it has retained front-end sales charges from sales of Class A shares and received contingent deferred sales charges

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Notes to Financial Statements

imposed upon redemptions by shareholders of Class A, Class B and Class C shares for the year ended September 30, 2007 as follows:

	Front-End Sales Charges Class A	Contingent Deferred Sales Charges
Portfolio		Class A		Class B	Class C
California Municipal	$117	$	– 0 –	$2,330	$208
Diversified Municipal	2,390		1,069	8,806	2,022
New York Municipal	1,023		– 0 –	10,667	962

NOTE 3.

Investment Security Transactions

Purchases and Sales

For the period from October 1, 2006 through September 30, 2007, the Portfolios had purchases and sales transactions, excluding repurchase transactions and transactions in short-term instruments, as follows:

	Purchases Excluding U.S. Government Securities	Purchases of U.S. Government Securities		Sales Excluding U.S. Government Securities	Sales of U.S. Government Securities
California Municipal	$508,412,495	$	– 0 –	$361,498,656	$	– 0 –
Diversified Municipal	1,772,943,414		– 0 –	733,025,253		– 0 –
New York Municipal	539,245,542		80,934,961	308,698,962		81,460,937

NOTE 4.

Risk Involved in Investing in the Portfolios

Interest rate risk and credit risk — Interest rate risk is the risk that changes in interest rates will affect the value of a Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of a Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Concentration of Credit Risk — The California Municipal Portfolio and the New York Municipal Portfolio invest primarily in securities issued by the States of California and New York, respectively, and their various political subdivisions, and the performance of each of these Portfolios is closely tied to economic conditions within the applicable state and the financial condition of that state and its agencies and municipalities.

Indemnification Risk — In the ordinary course of business, the Portfolios enter- into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios

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has not had prior claims or losses pursuant to these indemnifications provisions and expect the risk of loss thereunder to be remote.

NOTE 5.

Risks Involved in Futures Contracts

All Portfolios may purchase or sell financial futures contracts for the purpose of hedging their portfolios against adverse effects of anticipated movements in the market. Financial futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index or the market value in U.S. dollars of a foreign currency. The contract amounts reflect the extent of each Portfolio’s involvement and risk of loss in these financial instruments. A Portfolio’s participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Portfolio’s activities in futures contracts are conducted through regulated exchanges that do not result in counterparty credit risks.

NOTE 6.

Capital-Share Transactions

The Fund has authorized 8.4 billion shares of common stock, par value $0.001 per share, of which, at September 30, 2007, 8.1 billion are divided into 12 Portfolios. It has allocated 1.6 billion to the Diversified Municipal Portfolio, divided evenly into four classes and 800 million each to the California Municipal Portfolio and New York Municipal Portfolio, divided evenly into four classes. Share transactions for the Intermediate Municipal Portfolios for the year ended September 30, 2007, and for the year ended September 30, 2006, were as follows:

	Shares		Amount
California Municipal Portfolio	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/07	Year Ended 9/30/06
Municipal Class Shares
Shares sold	29,405,915	27,608,163	$415,427,876	$389,341,155

Shares issued to shareholders on reinvestment of dividends	437,950	405,309	6,186,908	5,718,484

Shares redeemed	(16,596,295)	(13,005,344)	(234,375,616)	(183,392,942)

Net increase	13,247,570	15,008,128	187,239,168	211,666,697

Beginning of period	84,093,365	69,085,237	1,179,897,531	968,230,834

End of period	97,340,935	84,093,365	$1,367,136,699	$1,179,897,531

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	97

Notes to Financial Statements

	Shares		Amount
California Municipal Portfolio	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/07	Year Ended 9/30/06
Intermediate Municipal Class A Shares
Shares sold	100,235	499,159	$1,417,511	$7,050,855

Shares issued to shareholders on reinvestment of dividends	25,390	47,240	339,207	666,552

Shares converted from Class B	34,998	37,047	494,250	520,839

Shares redeemed	(614,416)	(1,336,437)	(8,662,303)	(18,849,964)

Net decrease	(453,793)	(752,991)	(6,411,335)	(10,611,718)

Beginning of period	1,875,971	2,628,962	27,244,885	37,856,603

End of period	1,422,178	1,875,971	$20,833,550	$27,244,885

Intermediate Municipal Class B Shares
Shares sold	19,301	23,843	$271,332	$338,310

Shares issued to shareholders on reinvestment of dividends	14,318	25,705	190,785	362,830

Shares converted to Class A	(34,997)	(37,056)	(494,250)	(520,839)

Shares redeemed	(399,696)	(717,533)	(5,637,880)	(10,106,684)

Net decrease	(401,074)	(705,041)	(5,670,013)	(9,926,383)

Beginning of period	1,126,984	1,832,025	16,408,254	26,334,637

End of period	725,910	1,126,984	$10,738,241	$16,408,254

Intermediate Municipal Class C Shares
Shares sold	32,126	74,982	$450,852	$1,054,606

Shares issued to shareholders on reinvestment of dividends	18,254	27,027	250,157	381,389

Shares redeemed	(403,649)	(537,279)	(5,707,077)	(7,587,091)

Net decrease	(353,269)	(435,270)	(5,006,068)	(6,151,096)

Beginning of period	1,566,614	2,001,884	22,682,689	28,833,785

End of period	1,213,345	1,566,614	$17,676,621	$22,682,689

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	Shares		Amount
Diversified Municipal Portfolio	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/07	Year Ended 9/30/06
Municipal Class Shares
Shares sold	110,685,733	86,759,265	$1,543,697,450	$1,209,406,198

Shares issued to shareholders on reinvestment of dividends	1,358,008	1,144,660	18,932,500	15,958,862

Shares redeemed	(42,968,992)	(36,249,536)	(599,252,089)	(505,131,799)

Net increase	69,074,749	51,654,389	963,377,861	720,233,261

Beginning of period	263,297,052	211,642,663	3,656,721,017	2,936,487,756

End of period	332,371,801	263,297,052	$4,620,098,878	$3,656,721,017

Intermediate Municipal Class A Shares
Shares sold	300,653	891,166	$4,203,832	$12,444,442

Shares issued to shareholders on reinvestment of dividends	63,437	96,092	851,094	1,340,547

Shares converted from Class B	156,427	92,457	2,181,209	1,289,476

Shares redeemed	(2,917,683)	(2,438,648)	(40,800,036)	(34,003,457)

Net decrease	(2,397,166)	(1,358,933)	(33,563,901)	(18,928,992)

Beginning of period	4,566,157	5,925,090	65,286,680	84,215,672

End of period	2,168,991	4,566,157	$31,722,779	$65,286,680

Intermediate Municipal Class B Shares
Shares sold	7,855	39,115	$109,510	$546,213

Shares issued to shareholders on reinvestment of dividends	34,548	58,016	435,169	809,591

Shares converted to Class A	(156,418)	(92,452)	(2,181,209)	(1,289,476)

Shares redeemed	(928,685)	(1,962,114)	(12,934,566)	(27,364,915)

Net decrease	(1,042,700)	(1,957,435)	(14,571,096)	(27,298,587)

Beginning of period	2,738,302	4,695,737	39,207,255	66,505,842

End of period	1,695,602	2,738,302	$24,636,159	$39,207,255

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Notes to Financial Statements

	Shares		Amount
Diversified Municipal Portfolio	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/07	Year Ended 9/30/06
Intermediate Municipal Class C Shares
Shares sold	64,210	190,235	$895,190	$2,655,151

Shares issued to shareholders on reinvestment of dividends	41,190	46,189	550,497	644,477

Shares redeemed	(867,371)	(1,680,409)	(12,094,313)	(23,445,151)

Net decrease	(761,971)	(1,443,985)	(10,648,626)	(20,145,523)

Beginning of period	3,322,512	4,766,497	47,647,200	67,792,723

End of period	2,560,541	3,322,512	$36,998,574	$47,647,200

	Shares		Amount
New York Municipal Portfolio	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/07	Year Ended 9/30/06
Municipal Class Shares
Shares sold	34,662,099	29,853,065	$477,539,493	$411,198,661

Shares issued to shareholders on reinvestment of dividends	781,263	727,358	10,762,216	10,020,490

Shares redeemed	(18,018,267)	(15,120,343)	(248,289,710)	(208,280,330)

Net increase	17,425,095	15,460,080	240,011,999	212,938,821

Beginning of period	107,109,366	91,649,286	1,463,257,110	1,250,318,289

End of period	124,534,461	107,109,366	$1,703,269,109	$1,463,257,110

Intermediate Municipal Class A Shares
Shares sold	249,858	367,130	$3,428,114	$5,046,885

Shares issued to shareholders on reinvestment of dividends	51,904	75,200	700,945	1,035,653

Shares converted from Class B	28,511	22,432	391,485	308,433

Shares redeemed	(870,196)	(1,196,449)	(11,969,175)	(16,418,669)

Net decrease	(539,923)	(731,687)	(7,448,631)	(10,027,698)

Beginning of period	2,486,215	3,217,902	35,168,927	45,196,625

End of period	1,946,292	2,486,215	$27,720,296	$35,168,927

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	Shares		Amount
New York Municipal Portfolio	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/07	Year Ended 9/30/06
Intermediate Municipal Class B Shares
Shares sold	20,468	74,191	$281,292	$1,023,687

Shares issued to shareholders on reinvestment of dividends	35,652	55,193	486,592	760,080

Shares converted to Class A	(28,517)	(22,442)	(391,485)	(308,433)

Shares redeemed	(780,640)	(1,325,915)	(10,745,360)	(18,236,884)

Net decrease	(753,037)	(1,218,973)	(10,368,961)	(16,761,550)

Beginning of period	2,296,789	3,515,762	32,683,236	49,444,786

End of period	1,543,752	2,296,789	$22,314,275	$32,683,236

Intermediate Municipal Class C Shares
Shares sold	41,028	80,125	$565,836	$1,102,950

Shares issued to shareholders on reinvestment of dividends	25,502	24,254	348,053	334,143

Shares redeemed	(438,418)	(1,086,756)	(6,050,409)	(14,950,929)

Net decrease	(371,888)	(982,377)	(5,136,520)	(13,513,836)

Beginning of period	1,622,890	2,605,267	23,427,917	36,941,753

End of period	1,251,002	1,622,890	$18,291,397	$23,427,917

NOTE 7.

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2007 and September 30, 2006 were as follows:

California Municipal	2007	2006
Distributions paid from:
ordinary income	$174,797	$424,328
Net long-term capital gains	– 0 –	– 0 –

Total taxable distributions paid	174,797	424,328
Tax exempt distributions	43,369,070	35,843,057

Total distributions paid	$43,543,867	$36,267,385

Diversified Municipal	2007	2006
Distributions paid from:
ordinary income	$687,927	$1,632,555

Total taxable distributions paid	687,927	1,632,555
Tax exempt distributions	140,196,093	111,739,314

Total distributions paid	$140,884,020	$113,371,869

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	101

Notes to Financial Statements

New York Municipal	2007	2006
Distributions paid from:
ordinary income	$290,018	$617,126

Total taxable distributions paid	290,018	617,126
Tax exempt distributions	56,590,940	48,752,977

Total distributions paid	$56,880,958	$49,370,103

As of September 30, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Ordinary Income(a)	Accumulated Capital and Other Gains (Losses)(b)	Unrealized Appreciation/ Depreciation(c)	Total Accumulated Earnings/ (Deficit)(d)
California Municipal	$1,139,237	$(2,139,362)	$15,038,052	$14,037,927
Diversified Municipal	4,303,456	(8,500,938)	39,447,932	35,250,450
New York Municipal	1,645,869	(344,785)	18,417,951	19,719,035

(a) includes tax exempt income as shown below:

California Municipal		$1,139,237
Diversified Municipal		4,303,456
New York Municipal		1,645,869

(b)	At September 30, 2007, the following Portfolios had capital loss carryforwards as shown below:

	Capital Loss Carryforward Amount	Expiration
California Municipal	$2,120,075	9/30/2013
California Municipal	19,287	9/30/2015
Diversified Municipal	1,541,518	9/30/2009
Diversified Municipal	4,051,615	9/30/2013
Diversified Municipal	999,251	9/30/2014
Diversified Municipal	1,908,554	9/30/2015
New York Municipal	344,785	9/30/2009

(c)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, straddles, and swap income (loss) accrual.

(d)	The difference between book-basis and tax-basis components of accumulated earnings (deficit) is attributable primarily to post-October deferrals and current year dividend payable.

At September 30, 2007 the following Portfolios had post-October capital loss deferrals as shown below. For tax purposes these losses are deemed to arise on October 1, 2007:

California Municipal	$1,275,441
Diversified Municipal	545,879
New York Municipal	1,327,607

102	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

During the year ended September 30, 2007, capital loss carryforwards were utilized by the Portfolios as shown below:

Capital Loss Carryforward Utilized
New York Municipal	$386,635

NOTE 8.

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the “Mutual Fund MDL”). On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding (“MOU”)

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	103

Notes to Financial Statements

containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million) which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE 9.

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

104	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Intermediate California Municipal Portfolio
	Class A Shares
	Year Ended September 30,
	2007	2006		2005	2004(a)	2003

Net asset value, beginning of period	$14.20	$14.23		$14.38	$14.46	$14.59

Income From Investment Operations:
Investment income, net†	0.42	0.42		0.40	0.40	0.43
Net realized and unrealized loss on investment and futures transactions	(0.02)	(0.03)		(0.14)	(0.07)	(0.13)

Total from investment operations	0.40	0.39		0.26	0.33	0.30

Less Dividends and Distributions:
Dividends from taxable net investment income	– 0 –	– 0 –		– 0 –	(0.02)	(0.02)
Dividends from tax-exempt net investment income	(0.42)	(0.42)		(0.40)	(0.38)	(0.41)
Distributions from net realized gain on investment transactions	– 0 –	– 0 –		(0.01)	(0.01)	– 0 –

Total dividends and distributions	(0.42)	(0.42)		(0.41)	(0.41)	(0.43)

Net asset value, end of period	$14.18	$14.20		$14.23	$14.38	$14.46

Total return(b)	2.87%	2.77%		1.84%	2.32%	2.13%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$20,163	$26,648		$37,420	$38,422	$53,570
Average net assets (000 omitted)	$22,420	$31,516		$39,846	$45,228	$44,288
Ratio of expenses to average net assets	0.92%	0.89	%(c)	0.89%	0.88%	0.90%
Ratio of net investment income to average net assets	2.98%	2.96	%(c)	2.80%	2.79%	3.00%
Portfolio turnover rate	27%	23%		30%	52%	44%

See footnote summary on page 114.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	105

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Intermediate California Municipal Portfolio
	Class B Shares
	Year Ended September 30,
	2007	2006		2005	2004(a)	2003

Net asset value, beginning of period	$14.21	$14.24		$14.39	$14.46	$14.59

Income From Investment Operations:
Investment income, net†	0.32	0.32		0.30	0.30	0.33
Net realized and unrealized loss on investment and futures transactions	(0.03)	(0.03)		(0.14)	(0.06)	(0.13)

Total from investment operations	0.29	0.29		0.16	0.24	0.20

Less Dividends and Distributions:
Dividends from taxable net investment income	– 0 –	– 0 –		– 0 –	(0.01)	(0.02)
Dividends from tax-exempt net investment income	(0.32)	(0.32)		(0.30)	(0.29)	(0.31)
Distributions from net realized gain on investment transactions	– 0 –	– 0 –		(0.01)	(0.01)	– 0 –

Total dividends and distributions	(0.32)	(0.32)		(0.31)	(0.31)	(0.33)

Net asset value, end of period	$14.18	$14.21		$14.24	$14.39	$14.46

Total return(b)	2.08%	2.06%		1.14%	1.67%	1.41%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$10,293	$16,012		$26,081	$35,723	$39,915
Average net assets (000 omitted)	$13,111	$20,714		$31,933	$37,989	$30,679
Ratio of expenses to average net assets	1.62%	1.60	%(c)	1.59%	1.58%	1.61%
Ratio of net investment income to average net assets	2.27%	2.26	%(c)	2.10%	2.08%	2.29%
Portfolio turnover rate	27%	23%		30%	52%	44%

See footnote summary on page 114.

106	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Intermediate California Municipal Portfolio
	Class C Shares
	Year Ended September 30,
	2007	2006		2005	2004(a)	2003

Net asset value, beginning of period	$14.20	$14.23		$14.38	$14.46	$14.59

Income From Investment Operations:
Investment income, net†	0.32	0.32		0.30	0.29	0.33
Net realized and unrealized loss on investment and futures transactions	(0.02)	(0.03)		(0.14)	(0.07)	(0.13)

Total from investment operations	0.30	0.29		0.16	0.22	0.20

Less Dividends and Distributions:
Dividends from taxable net investment income	– 0 –	– 0 –		– 0 –	(0.01)	(0.02)
Dividends from tax-exempt net investment income	(0.32)	(0.32)		(0.30)	(0.28)	(0.31)
Distributions from net realized gain on investment transactions	– 0 –	– 0 –		(0.01)	(0.01)	– 0 –

Total dividends and distributions	(0.32)	(0.32)		(0.31)	(0.30)	(0.33)

Net asset value, end of period	$14.18	$14.20		$14.23	$14.38	$14.46

Total return(b)	2.15%	2.07%		1.13%	1.60%	1.41%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$17,202	$22,253		$28,495	$34,859	$50,071
Average net assets (000 omitted)	$18,846	$24,550		$31,861	$41,835	$37,992
Ratio of expenses to average net assets	1.62%	1.59	%(c)	1.59%	1.58%	1.61%
Ratio of net investment income to average net assets	2.28%	2.26	%(c)	2.10%	2.09%	2.28%
Portfolio turnover rate	27%	23%		30%	52%	44%

See footnote summary on page 114.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	107

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Intermediate Diversified Municipal Portfolio
	Class A Shares
	Year Ended September 30,
	2007	2006		2005	2004(a)	2003

Net asset value, beginning of period	$14.03	$14.07		$14.27	$14.35	$14.37

Income From Investment Operations:
Investment income, net†	0.42	0.42		0.40	0.42	0.47
Net realized and unrealized loss on investment and futures transactions	(0.02)	(0.04)		(0.20)	(0.08)	(0.02)

Total from investment operations	0.40	0.38		0.20	0.34	0.45

Less Dividends:
Dividends from taxable net investment income	– 0 –	– 0 –		– 0 –	(0.01)	(0.01)
Dividends from tax-exempt net investment income	(0.42)	(0.42)		(0.40)	(0.41)	(0.46)

Total dividends	(0.42)	(0.42)		(0.40)	(0.42)	(0.47)

Net asset value, end of period	$14.01	$14.03		$14.07	$14.27	$14.35

Total return(b)	2.90%	2.75%		1.43%	2.39%	3.22%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$30,378	$64,074		$83,353	$101,899	$140,781
Average net assets (000 omitted)	$41,040	$71,431		$91,283	$122,195	$117,219
Ratio of expenses to average net assets	0.88%	0.89	%(c)	0.87%	0.87%	0.88%
Ratio of net investment income to average net assets	3.02%	3.01	%(c)	2.83%	2.95%	3.28%
Portfolio turnover rate	18%	29%		28%	41%	38%

See footnote summary on page 114.

108	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Intermediate Diversified Municipal Portfolio
	Class B Shares
	Year Ended September 30,
	2007	2006		2005	2004(a)	2003

Net asset value, beginning of period	$14.03	$14.07		$14.27	$14.35	$14.38

Income From Investment Operations:
Investment income, net†	0.32	0.32		0.30	0.32	0.37
Net realized and unrealized loss on investment and futures transactions	(0.02)	(0.04)		(0.20)	(0.08)	(0.03)

Total from investment operations	0.30	0.28		0.10	0.24	0.34

Less Dividends:
Dividends from taxable net investment income	– 0 –	– 0 –		– 0 –	(0.01)	(0.01)
Dividends from tax-exempt net investment income	(0.32)	(0.32)		(0.30)	(0.31)	(0.36)

Total dividends	(0.32)	(0.32)		(0.30)	(0.32)	(0.37)

Net asset value, end of period	$14.01	$14.03		$14.07	$14.27	$14.35

Total return(b)	2.19%	2.04%		0.73%	1.68%	2.43%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$23,751	$38,429		$66,067	$96,064	$115,690
Average net assets (000 omitted)	$30,432	$51,641		$82,895	$106,491	$89,102
Ratio of expenses to average net assets	1.58%	1.58	%(c)	1.57%	1.57%	1.59%
Ratio of net investment income to average net assets	2.32%	2.31	%(c)	2.13%	2.25%	2.58%
Portfolio turnover rate	18%	29%		28%	41%	38%

See footnote summary on page 114.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	109

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Intermediate Diversified Municipal Portfolio
	Class C Shares
	Year Ended September 30,
	2007	2006		2005		2004(a)	2003

Net asset value, beginning of period	$14.03	$14.07		$14.27		$14.35	$14.37

Income From Investment Operations:
Investment income, net†	0.32	0.32		0.30		0.32	0.37
Net realized and unrealized loss on investment and futures transactions	(0.02)	(0.04)		(0.20)		(0.08)	(0.02)

Total from investment operations	0.30	0.28		0.10		0.24	0.35

Less Dividends:
Dividends from taxable net investment income	– 0 –	– 0 –		– 0 –		(0.01)	(0.01)
Dividends from tax-exempt net investment income	(0.32)	(0.32)		(0.30)		(0.31)	(0.36)

Total dividends	(0.32)	(0.32)		(0.30)		(0.32)	(0.37)

Net asset value, end of period	$14.01	$14.03		$14.07		$14.27	$14.35

Total return(b)	2.19%	2.04%		0.73	` %	1.68%	2.50%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$35,864	$46,625		$67,057		$89,439	$112,298
Average net assets (000 omitted)	$40,477	$55,806		$77,793		$103,098	$86,028
Ratio of expenses to average net assets	1.58%	1.59	%(c)	1.57%		1.57%	1.59%
Ratio of net investment income to average net assets	2.32%	2.31	%(c)	2.14%		2.25%	2.57%
Portfolio turnover rate	18%	29%		28%		41%	38%

See footnote summary on page 114.

110	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Intermediate New York Municipal Portfolio
	Class A Shares
	Year Ended September 30,
	2007	2006		2005	2004(a)	2003

Net asset value, beginning of period	$13.85	$13.90		$14.11	$14.21	$14.22

Income From Investment Operations:
Investment income, net†	0.43	0.43		0.43	0.43	0.46
Net realized and unrealized loss on investment and futures transactions	(0.02)	(0.05)		(0.21)	(0.10)	(0.01)

Total from investment operations	0.41	0.38		0.22	0.33	0.45

Less Dividends:
Dividends from taxable net investment income	– 0 –	– 0 –		– 0 –	(0.01)	(0.01)
Dividends from tax-exempt net investment income	(0.43)	(0.43)		(0.43)	(0.42)	(0.45)

Total dividends	(0.43)	(0.43)		(0.43)	(0.43)	(0.46)

Net asset value, end of period	$13.83	$13.85		$13.90	$14.11	$14.21

Total return(b)	3.03%	2.81%		1.55%	2.37%	3.25%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$26,914	$34,440		$44,730	$54,246	$78,518
Average net assets (000 omitted)	$30,564	$39,631		$50,252	$67,768	$59,445
Ratio of expenses to average net assets	0.90%	0.91	%(c)	0.90%	0.88%	0.90%
Ratio of net investment income to average net assets	3.14%	3.14	%(c)	3.04%	3.07%	3.22%
Portfolio turnover rate	24%	21%		32%	39%	29%

See footnote summary on page 114.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	111

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Intermediate New York Municipal Portfolio
	Class B Shares
	Year Ended September 30,
	2007	2006		2005	2004(a)	2003

Net asset value, beginning of period	$13.85	$13.89		$14.10	$14.20	$14.22

Income From Investment Operations:
Investment income, net†	0.34	0.34		0.33	0.33	0.36
Net realized and unrealized loss on investment and futures transactions	(0.03)	(0.04)		(0.21)	(0.10)	(0.02)

Total from investment operations	0.31	0.30		0.12	0.23	0.34

Less Dividends:
Dividends from taxable net investment income	– 0 –	– 0 –		– 0 –	(0.01)	(0.01)
Dividends from tax-exempt net investment income	(0.34)	(0.34)		(0.33)	(0.32)	(0.35)

Total dividends	(0.34)	(0.34)		(0.33)	(0.33)	(0.36)

Net asset value, end of period	$13.82	$13.85		$13.89	$14.10	$14.20

Total return(b)	2.24%	2.17%		0.85%	1.67%	2.45%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$21,340	$31,804		$48,851	$58,167	$62,916
Average net assets (000 omitted)	$26,557	$40,552		$54,088	$61,357	$45,137
Ratio of expenses to average net assets	1.60%	1.61	%(c)	1.60%	1.58%	1.61%
Ratio of net investment income to average net assets	2.44%	2.44	%(c)	2.34%	2.37%	2.52%
Portfolio turnover rate	24%	21%		32%	39%	29%

See footnote summary on page 114.

112	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Intermediate New York Municipal Portfolio
	Class C Shares
	Year Ended September 30,
	2007	2006		2005	2004(a)	2003

Net asset value, beginning of period	$13.85	$13.90		$14.11	$14.21	$14.23

Income From Investment Operations:
Investment income, net†	0.33	0.34		0.33	0.34	0.36
Net realized and unrealized loss on investment and futures transactions	(0.02)	(0.05)		(0.21)	(0.11)	(0.02)

Total from investment operations	0.31	0.29		0.12	0.23	0.34

Less Dividends:
Dividends from taxable net investment income	– 0 –	– 0 –		– 0 –	(0.01)	(0.01)
Dividends from tax-exempt net investment income	(0.33)	(0.34)		(0.33)	(0.32)	(0.35)

Total dividends	(0.33)	(0.34)		(0.33)	(0.33)	(0.36)

Net asset value, end of period	$13.83	$13.85		$13.90	$14.11	$14.21

Total return(b)	2.31%	2.09%		0.85%	1.66%	2.44%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$17,300	$22,482		$36,217	$53,033	$61,526
Average net assets (000 omitted)	$19,187	$28,661		$44,688	$59,729	$39,493
Ratio of expenses to average net assets	1.60%	1.61	%(c)	1.60%	1.58%	1.61%
Ratio of net investment income to average net assets	2.44%	2.44	%(c)	2.34%	2.37%	2.49%
Portfolio turnover rate	24%	21%		32%	39%	29%

See footnote summary on page 114.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	113

Financial Highlights

†	Based on average shares outstanding.

(a)	As of October 1, 2003, the Portfolios have adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however prior to October 1, 2003, these interim payments were reflected within interest income/expense in the statement of operations. For the year ended September 30, 2004, this change had no effect on net investment income per share and net realized and unrealized gain (loss) on investment transactions per share. The effect on the ratio of net investment income per share was as follows:

	Class A	Class B	Class C

Intermediate California Municipal Portfolio	.00%	.00%	.00%
Intermediate Diversified Municipal Portfolio	.00%	.00%	.00%
Intermediate New York Municipal Portfolio	.00%	.01%	.01%

(b)	Total investment return is calculated assuming an initial investment made at net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	The ratio includes expenses attributable to costs of proxy solicitation.

114	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and AllianceBernstein Intermediate Municipal Retail Class Shareholders of Sanford C. Bernstein Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Diversified Municipal Portfolio, California Municipal Portfolio, and New York Municipal Portfolio (three of the twelve portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter referred to as the “Fund”) at September 30, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for the Intermediate Municipal Retail Class shares for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 28, 2007

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	115

Report of Independent Registered Public Accounting Firm

BOARD OF DIRECTORS

Rosalie Wolf(1), Chairman

Marilyn G. Fedak, President

Irwin Engelman(1)(2)

Bart Friedman(1)(3)

William Kristol(1)(3)

Donald K. Peterson(1)(3)

Thomas B. Stiles, II(1)(3)

OFFICERS

Philip L. Kirstein, Senior Vice President & Independent Compliance Officer

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Emilie D. Wrapp, Secretary

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Distributor†

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent†

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 781 Seventh Ave. New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

(1)	Member of the Audit Committee and the Independent Directors Committee.
(2)	Member of the Fair Value Pricing Committee.

(3)	Member of the Governance, Nominating and Compensation Committee.

†	For the Intermediate Municipal Portfolios, Class A, B and C shares only.

116	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS, AGE (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
INTERESTED DIRECTORS
Marilyn G. Fedak,** 1345 Avenue of the Americas New York, NY 10105 60 (2006)	Executive Vice President of the Adviser, with which she has been associated since prior to 2002. She is the Head of Bernstein Global Value Equities and Co-Chief Investment Officer of U.S. Large Cap Value Equities.	12	None

DISINTERESTED DIRECTORS***
Rosalie J. Wolf, # 66 (2000) Chairman of the Board	Managing Partner, Botanica Capital Partners LLC, and a member of the Investment Committee of the Board at the David and Lucile Packard Foundation. Formerly, she was a Managing Director at Offit Hall Capital Management LLC from January 2001 through 2003. From 1994-2000 she was Treasurer and Chief Investment Officer, The Rockefeller Foundation. Earlier she held financial executive positions with International Paper Company, Bankers Trust, and Mobil Oil Corporation.	12	TIAA-CREFF; North European Oil Royalty Trust

Irwin Engelman, # ^ 73 (2000)	Business Consultant. Formerly, he was Executive Vice President and Chief Financial Officer of Youth Stream Media Networks; Vice Chairman and Chief Administrative Officer of Revlon, Inc. and Executive Vice President and Chief Financial Officer of MacAndrews & Forbes Holdings Inc. since prior to 2002.	12	WellGen Inc.; eMagin Corporation; New Plan Excel Realty Trust.

Bart Friedman # + 62 (2005)	Senior Partner at Cahill Gordon & Reindel LLP (law firm) since prior to 2002.	12	The Brookings Institution; Lincoln Center for the Performing Arts; The Mountain School of Milton Academy; Allied World Assurance Holdings

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	117

Management of the Fund

NAME, ADDRESS, AGE (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
William Kristol, # + 54 (1994)	Editor, The Weekly Standard since prior to 2002.	12	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Shalem Foundation

Donald K. Peterson, # + 58 (2007)	Formerly, Chairman & Chief Executive Officer, Avaya Inc. (January 2002-September 2006); President and Chief Executive Officer, Avaya Inc. (October 2000-December 2001); Chief Financial Officer, Lucent Technologies (1996-February 2000); President, Enterprise Systems Group (February 2000-September 2000); Chief Financial Officer, AT&T, Communications Services Group (1995-1996); President, Nortel Communications Systems, Inc. (1994-1995). Prior thereto he was at Nortel from (1976-1995).	12	Amos Tuck School of Business Administration; Teachers Insurance & Annuity Association of America; Committee for Economic Development

Thomas B. Stiles, II, # + 67 (2003)	President – Cedar Lawn Corporation (cemetery). Formerly, Managing Director, Senior Portfolio Manager and Director of Investment Strategy of Smith Barney Asset Management from 1997 until his retirement in 1999. Prior thereto, Chairman and Chief Executive Officer of Greenwich Street Advisors from 1988-1997 and Executive Vice President and Director of E.F. Hutton Group from 1982-1987.	12	Cedar Lawn Corporation

*	There is no stated term of office for the Directors.

**	Ms. Fedak is an “interested person”, as defined in the 1940 Act, due to her affiliation with AllianceBernstein.

***	The address for each of the Fund’s Disinterested Directors is c/o Philip L. Kirstein, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

#	Member of the Audit Committee and the Independent Directors Committee.

^	Member of the Fair Value Pricing Committee.

+	Member of the Governance, Nominating and Compensation Committee.

118	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Marilyn G. Fedak, 60	President	See biography above.

Philip L. Kirstein, 62	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds with which he has been associated since October 2004. Prior thereto he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to 2001 until March 2003.

Emilie D. Wrapp, 52	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)**, with which she has been associated since prior to 2002.

Joseph J. Mantineo, 48	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2002.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	ABI and ABIS are affiliates of the Fund.

The	Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618 for a free prospectus or SAI.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	119

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Portfolios:2

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

This is a summary of the evaluation prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

1	It should be noted that the Senior Officer’s evaluation was completed on October 17, 2007.

2	Future references to the various Portfolios do not include “Sanford C. Bernstein.” It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Advisor Class shares of the Portfolios unless otherwise indicated.

120	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fees set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement:

Portfolio	Advisory Fee Based on % of Average Daily Net Assets[3]
Tax-Managed International Portfolio	First $1 billion	0.925%
International Portfolio	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	Excess of $8 billion	0.650%

Emerging Markets Portfolio	First $1 billion	1.175%
	Next $1 billion	1.050%
	Next $1 billion	1.000%
	Excess of $3 billion	0.900%

U.S. Government Short Duration Portfolio	First $250 million	0.500%
Short Duration Plus Portfolio	Next $500 million	0.450%
	Excess of $750 million	0.400%

Short Duration California Municipal Portfolio	First $750 million	0.450%
Short Duration Diversified Municipal Portfolio	Excess of $750 million	0.400%
Short Duration New York Municipal Portfolio

Intermediate Duration Portfolio	First $1 billion	0.500%
California Municipal Portfolio	Next $2 billion	0.450%
Diversified Municipal Portfolio	Next $2 billion	0.400%
New York Municipal Portfolio	Excess of $5 billion	0.350%

The Portfolios’ net assets on September 30, 2007 are set forth below:

Portfolio	Net Assets ($MM)
Tax-Managed International Portfolio	$9,509.3
International Portfolio	$4,403.7
Emerging Markets Portfolio	$3,231.5
U.S. Government Short Duration Portfolio	$81.2
Short Duration Plus Portfolio	$407.0
Intermediate Duration Portfolio	$5,064.2
Short Duration California Municipal Portfolio	$80.6
Short Duration Diversified Municipal Portfolio	$251.5
Short Duration New York Municipal Portfolio	$111.6
California Municipal Portfolio	$1,427.6
Diversified Municipal Portfolio	$4,740.7
New York Municipal Portfolio	$1,787.6

3	The advisory fees of each Portfolio are based on the percentage of each Portfolio’s net assets, not a combination of any of the Portfolios shown.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	121

Set forth below are the Portfolios’ total expense ratios, annualized for the period from October 1, 2006 through June 30, 2007:

Portfolio	Total Expense Ratio		Fiscal Year End
Tax-Managed International Portfolio	Advisor	1.12%	September 30
	Class A	1.40%
	Class B	2.09%
	Class C	2.10%

International Portfolio	Advisor	1.18%	September 30
	Class A	1.46%
	Class B	2.16%
	Class C	2.17%

Emerging Markets Portfolio	Advisor	1.528%	September 30

U.S. Government Short Duration Portfolio	Advisor	0.77%	September 30

Short Duration Plus Portfolio	Advisor	0.65%	September 30
	Class A	0.98%
	Class B	1.68%
	Class C	1.69%

Intermediate Duration Portfolio	Advisor	0.58%	September 30

Short Duration California Municipal Portfolio[4]	Advisor	0.73%	September 30

Short Duration Diversified Municipal Portfolio[4]	Advisor	0.65%	September 30

Short Duration New York Municipal Portfolio[4]	Advisor	0.69%	September 30

California Municipal Portfolio	Advisor	0.62%	September 30
	Class A	0.92%
	Class B	1.62%
	Class C	1.62%

Diversified Municipal Portfolio	Advisor	0.58%	September 30
	Class A	0.87%
	Class B	1.57%
	Class C	1.57%

New York Municipal Portfolio	Advisor	0.61%	September 30
	Class A	0.90%
	Class B	1.60%
	Class C	1.60%

I.  MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized

4	The total expense ratios shown are for a period that includes one month of the higher fee schedule (October 2006) in effect for the Short Duration Municipal Portfolios. The total expense ratios of the Short Duration Municipal Portfolios would have been lower had the reduced advisory fee been in effect for the full period.

122	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Servicing the Portfolios’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if a fund is in net redemption, and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and the legal and reputation risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Portfolios.5 In addition to the AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AllianceBernstein Institutional fee schedule been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2007 net assets.

5	The adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiable vary based upon each client relationship.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	123

Portfolio	Net Assets 09/30/07 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	$9,509.3	International Style Blend 80 bp on 1st $25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.403%	0.795%

International Portfolio	$4,403.7	International Style Blend 80 bp on 1st $25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.407%	0.862%

Emerging Markets Portfolio	$3,231.5	Emerging Markets Style Blend 100 bp on 1st $50 million 80 bp on the balance Minimum account size: $50m	0.803%	1.062%

U.S. Government Short Duration Portfolio[6]	$81.2	Low Duration 45 bp on 1st $30 million 18 bp on the balance Minimum account size: $25m	0.280%	0.500%

Short Duration Plus Portfolio	$407.0	Low Duration 45 bp on 1st $30 million 18 bp on the balance Minimum account size: $25m	0.200%	0.481%

Intermediate Duration Portfolio	$5,064.2	U.S. Core Plus 50 bp on 1st $30 million 20 bp on the balance Minimum account size: $25m	0.202%	0.439%

Short Duration California Municipal Portfolio	$80.6	Short Duration California Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.225%	0.450%

6	The Portfolio’s duration target of 1 to 3 years is similar to that of AllianceBernstein Institutional Low Duration, which targets a duration within 20% of the Merrill Lynch 1-3 Year Treasury Index. However, unlike AllianceBernstein Institutional Low Duration, the Portfolio has a relatively more restrictive investment strategy, which limits the Portfolio to invest primarily in U.S. Government and agency securities.

124	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Portfolio	Net Assets 09/30/07 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Short Duration Diversified Municipal Portfolio	$251.5	Short Duration Diversified Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $3m	0.178%	0.450%

Short Duration New York Municipal Portfolio	$111.6	Short Duration New York Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.213%	0.450%

California Municipal Portfolio	$1,427.6	Intermediate Duration California Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.194%	0.485%

Diversified Municipal Portfolio	$4,740.7	Intermediate Duration Diversified Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.189%	0.442%

New York Municipal Portfolio	$1,787.6	Intermediate Duration New York Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.193%	0.478%

The Adviser also manages the AllianceBernstein Mutual Funds (“ABMF”), which are investment companies. The advisory schedule of these funds, implemented in January 2004, as a result of the Assurance of Discontinuance between the NYAG and the Adviser, contemplates eight categories with almost all of the AllianceBernstein Mutual Funds in each category having the same fee

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	125

schedule. In addition to the fee schedules of certain of those categories applicable to the Portfolios, set forth below are what would have been the effective fees of the Portfolios had the fee schedules of the AllianceBernstein Mutual Funds been applied to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2007 net assets.

Portfolio	ABMF Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.653%	0.795%

International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.707%	0.862%

Emerging Markets Portfolio	Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.727%	1.062%

U.S. Government Short Duration Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.500%

Short Duration Plus Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.481%

Intermediate Duration Portfolio[7]	High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	0.474%	0.439%

Short Duration California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

126	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

7	The Adviser also manages Sanford C. Bernstein Fund II – Intermediate Duration Institutional Portfolio (“SCB II”), an open-end mutual fund that has a somewhat similar investment style as the Portfolio. SCB II is charged by the Adviser an advisory fee rate 0.50% on the first $1 billion and 0.45% thereafter. SCB II has an expense cap of 0.45%, which effectively reduces the advisory fee. If the Portfolio, which has a total expense ratio of 0.59%, had an expense cap of 0.45%, the Adviser would retain 29.7 basis points of the advisory fee.

Portfolio	ABMF Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Short Duration New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.485%

Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.426%	0.442%

New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.478%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg funds that have a somewhat similar investment style as the Emerging Markets Portfolio:

Portfolio	Luxembourg Fund	Luxembourg Fee[8]
Emerging Markets Portfolio	Emerging Markets Value
	Class S (Institutional)	0.95%

	Emerging Markets Growth
	Class A	1.70%
	Class S (Institutional)	0.90%

8	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	127

The Alliance Capital Investment Trust Management mutual funds (“ACITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ACITM mutual funds that have a similar investment style as certain of the Portfolios are set forth below:

Portfolio	ACITM Mutual Fund	ACITM Fee[9]
Tax-Managed International Portfolio	Alliance International Blend[10]	0.30%[11]

International Portfolio	Alliance International Blend[10]	0.30%[11]

Emerging Markets Portfolio	AllianceBernstein Emerging Markets Growth[10] Bernstein Emerging Markets Stock A/B Bernstein Emerging Markets Stock F/FB10	0.80% 0.90% 0.80%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families that have a similar investment style as certain of the Portfolios. Set forth below are what would have been the effective advisory fees of the Portfolios had the fee schedule of the sub-advisory relationships been applicable to those Portfolios based on September 30, 2007 net assets and the Portfolios’ advisory fees:

Portfolio		Sub-Advised Fund Fee Schedule	Sub-Advised Fund Effective Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	Client #1	0.60% on first $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% thereafter	0.437%	0.795%

Tax-Managed International Portfolio	Client #2	0.80% on first $25 million 0.65% on next $25 million 0.55% on next $50 million 0.45% on next $100 million 0.40% thereafter	0.403%	0.795%

International Portfolio	Client #3	0.60% on first $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% thereafter	0.479%	0.862%

9	The Japanese Yen-U.S. dollar currency exchange rate quoted at 4 p.m. on September 25, 2007 by Reuters was ¥114.73 per $1. At that currency exchange rate, every ¥1 billion would be equivalent to approximately $8.7 million.

10	This ACITM fund is privately placed or institutional.

11	The fund is offered to three institutional clients that are charged a separate fee for managing their assets in addition to the 0.30%.

128	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Portfolio		Sub-Advised Fund Fee Schedule	Sub-Advised Fund Effective Fee	Portfolio Advisory Fee
	Client #4	0.80% on first $25 million 0.65% on next $25 million 0.55% on next $50 million 0.45% on next $100 million 0.40% thereafter	0.407%	0.862%

Emerging Markets Portfolio	Client #5	0.90% on first $65 million 0.75% thereafter	0.753%	1.062%

	Client #6	0.75% on first $50 million 0.55% on next $50 million 0.50% on next $300 million 0.45% thereafter	0.461%	1.062%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included each Portfolio’s ranking with respect to the contractual management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”) at the approximate current asset level of the subject Portfolio.12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes.13 An EG will typically consist of seven to twenty funds.

12	The contractual management fee is calculated by Lipper using each Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined current net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

13	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	129

The original EGs of all of the Portfolios had an insufficient number of peers, in the view of the Senior Officer and the Adviser. Consequently, at the request of the Senior Officer and the Adviser, Lipper expanded all of the Portfolios’ EGs to include peers with a different load type,14 and for certain Portfolios, a similar but not the same Lipper investment classification/objective. Because Lipper had expanded the Portfolios’ EGs, under Lipper’s standard guidelines, the Portfolios’ Lipper Expense Universes (“EU”)15 were also expanded to include the universes of peers that had a similar but not the same Lipper investment objective/classification and load type.

Portfolio	Contractual Management Fee (%)	EG Median (%)	EG Rank
Tax-Managed International Portfolio[16]	0.799	0.813	7/14

International Portfolio[16]	0.864	0.881	6/12

Emerging Markets Portfolio	1.076	1.200	5/13

U.S. Government Short Duration Portfolio	0.500	0.490	8/13

Short Duration Plus Portfolio	0.479	0.490	7/16

Intermediate Duration Portfolio	0.441	0.441	7/13

Short Duration California Municipal Portfolio[16]	0.450	0.607	3/10

Short Duration Diversified Municipal Portfolio	0.450	0.451	6/14

Short Duration New York Municipal Portfolio[16]	0.450	0.607	3/8

California Municipal Portfolio[16]	0.486	0.579	4/17

Diversified Municipal Portfolio[16]	0.444	0.434	8/12

New York Municipal Portfolio[16]	0.479	0.570	3/17

14	The EGs and EUs for all Portfolios were expanded to include peers of the following load type: institutional load, front-end load and no-load.

15	Lipper describes an EU as a broader group consisting of all funds in the same investment classification/objective with a similar load type as the subject Portfolio. A “normal” EU will include funds that have the same investment objective/classification as the subject fund. Except for asset size comparability, Lipper uses the same criteria for selecting EG peers when selecting EU peers. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

16	The Portfolio’s EG was expanded with respect to investment classification/objective by Lipper at the request of the Senior Officer and the Adviser.

130	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Set forth below is a comparison of the Portfolios’ total expense ratios and the medians of their EGs and EUs. The Portfolios’ rankings are also shown. Pro-forma total expense ratios are also shown for the Short Duration Municipal Portfolios (in bold and italicized):17

Portfolio	Expense Ratio (%)[18]	EG Median (%)	EG Rank	EU Median (%)	EU Rank
Tax-Managed International Portfolio[19]	1.152	1.154	7/14	1.338	89/293

International Portfolio[19]	1.202	1.226	6/12	1.337	100/268

Emerging Markets Portfolio	1.580	1.633	6/13	1.616	58/127

U.S. Government Short Duration Portfolio	0.793	0.751	10/13	0.719	34/49

Short Duration Plus Portfolio	0.658	0.800	6/16	0.646	45/74

Intermediate Duration Portfolio	0.597	0.712	2/13	0.742	74/268

Short Duration California Municipal Portfolio[19]	0.806	0.756	6/10	0.725	18/23
Pro-forma	0.756	0.756	6/10	0.725	17/23

Short Duration Diversified Municipal Portfolio	0.701	0.651	9/14	0.600	23/36
Pro-forma	0.651	0.651	8/14	0.600	22/36

Short Duration New York Municipal Portfolio[19]	0.737	0.737	4/8	0.727	13/22
Pro-forma	0.687	0.737	4/8	0.727	11/22

California Municipal Portfolio[19]	0.634	0.746	5/17	0.754	31/134

Diversified Municipal Portfolio[19]	0.595	0.598	6/12	0.679	38/117

New York Municipal Portfolio[19]	0.622	0.746	5/17	0.753	25/135

Except for Short Duration Plus Portfolio, Intermediate Duration Portfolio and Diversified Municipal Portfolio, which have a more favorable ranking on a total expense ratio basis than a contractual management fee basis, and Tax-Managed International Portfolio and International Portfolio, which have equally favorable rankings, the Portfolios have a more favorable ranking on a contractual management fee basis than they do on a total expense ratio basis.

17	Pro-forma shows what the total expense ratio of a Portfolio would have been had changes to the Portfolio’s advisory fee schedule been applicable to the Portfolio for the full fiscal year.

18	Except for pro-forma total expense ratios, the expense ratios are for the most recently completed fiscal year Advisor Class.

19	The Portfolio’s EU was expanded with respect to investment classification/objective by Lipper under standard Lipper guidelines.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	131

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

Members of the Adviser’s finance areas met with the consultant, retained by the Senior Officer to provide independent advice regarding the alignment of the two profitability reporting systems as well as the methodologies and allocations utilized by both profitability reporting systems, to review recent updates to the Adviser’s two profitability reporting systems. The two profitability systems, which are aligned, allow the Adviser’s management and the Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Information regarding the Adviser’s profitability attributable to the Portfolios, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability for providing investment advisory services to the Portfolios increased for nine of the twelve Portfolios during the calendar year 2006 relative to 2005. The Portfolios have a Shareholder Servicing Agreement with the Adviser where the Adviser pays expenses it incurs in providing shareholder servicing to the Portfolios. Under the Shareholder Servicing Agreement, except for Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio (the “Equity Portfolios”), which pays 0.25%, the remaining Portfolios, which are primarily invested in fixed income securities (the “Fixed Income Portfolios”), pay 0.10% of the Portfolios’ daily net assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement in the Portfolios’ most recently completed fiscal year:

Portfolio	Shareholder Serving Agreement Fee
Tax-Managed International Portfolio	$17,220,119
International Portfolio	$7,814,037
Emerging Markets Portfolio	$5,078,063
U.S. Government Short Duration Portfolio	$83,170
Short Duration Plus Portfolio	$383,702
Intermediate Duration Portfolio	$3,694,176
Short Duration California Municipal Portfolio	$67,878
Short Duration Diversified Municipal Portfolio	$228,571
Short Duration New York Municipal Portfolio	$113,877
California Municipal Portfolio	$1,073,155
Diversified Municipal Portfolio	$3,309,135
New York Municipal Portfolio	$1,364,506

In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing

132	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and commissions for providing brokerage services. In addition the Adviser benefits from soft dollar arrangements which offset research related expenses the Adviser would otherwise incur.

Certain of the Portfolios have retail class shares. Except for Short Duration Plus Portfolio, the retail classes make up a relatively small percentage of each of those Portfolios’ total net assets:

Portfolio	Retail Classes Net Assets 09/30/07 ($MM)	Retail Classes Net Assets As a % of Total Net Assets
Tax-Managed International Portfolio	$12.7	0.13%
International Portfolio	$85.0	1.93%
Short Duration Plus Portfolio	$66.0	16.22%
California Municipal Portfolio	$47.7	3.34%
Diversified Municipal Portfolio	$90.1	1.90%
New York Municipal Portfolio	$65.7	3.68%

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the principal underwriter of the Portfolios’ retail classes. ABI and the Adviser have disclosed in the prospectuses of the Portfolios’ retail classes that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2006, ABI paid approximately 0.044% of the average monthly assets of the AllianceBernstein Mutual Funds (which includes the retail classes of the Portfolios) or approximately $20.4 million for distribution services and educational support (revenue sharing payments). For 2007, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20 million.

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the Portfolios’ most recently completed fiscal year:

Portfolio	Amount Received
Tax-Managed International Portfolio	$1,838
International Portfolio	$11,726
Short Duration Plus Portfolio	$3,777
California Municipal Portfolio	$1,609
Diversified Municipal Portfolio	$1,888
New York Municipal Portfolio	$3,860

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	133

ABI received the following Rule 12b-1 fees and CDSC for the Portfolios during the Portfolios’ most recently completed fiscal year:

Portfolio	12b-1 Fee Received	CDSC Received
Tax-Managed International Portfolio	$27,764	$1,542
International Portfolio	$250,206	$15,111
Short Duration Plus Portfolio	$538,608	$47,952
California Municipal Portfolio	$547,193	$15,064
Diversified Municipal Portfolio	$1,288,761	$61,226
New York Municipal Portfolio	$811,017	$51,989

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent of the retail classes of the Portfolios, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability decreased in 2006 in comparison to 2005. During the Portfolios’ most recently completed fiscal year, ABIS received the following net fees from the retail classes of the Portfolios:20

Portfolio	ABIS Fee	Expense Offset
Tax-Managed International Portfolio[21]	$1,785	$54
International Portfolio	$23,976	$1,145
Short Duration Plus Portfolio	$39,964	$2,068
California Municipal Portfolio	$18,000	$610
Diversified Municipal Portfolio	$37,496	$1,658
New York Municipal Portfolio	$22,334	$1,194

Certain of the Portfolios effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolios’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with these Portfolios is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolios. These credits and charges are not being passed onto to any SCB client.

20	The fee disclosed is net of expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Portfolio’s account.

21	With respect to Tax-Managed International Portfolio, ABIS voluntarily agreed to waive a portion of its fees in the amount of $16,215.

134	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,22 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli23 study on advisory fees and various fund characteristics. The preliminary results of the updated study, based on more recent data and using Lipper classifications, were found to be consistent with the results of the original study. The independent consultant observed patterns of lower advisory fees for funds with higher levels of assets and funds from larger family sizes compared to funds with smaller asset levels and funds from smaller family sizes, which according to the independent consultant is indicative of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds reached higher levels of assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $813 billion as of September 30, 2007, the Adviser has the investment experience to manage the Portfolios and provide non-investment services (described in Section I) to the Portfolios.

22	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

23	The Deli study was originally published in 2002 based on 1997 data.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	135

The information prepared by Lipper shows the 1, 3, 5, and 10 year performance rankings of the Portfolios24 relative to their Lipper Performance Groups (“PG”) and Lipper Performance Universes (“PU”) 25 for the periods ended June 30, 2007.26

Tax-Managed International Portfolio	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	27.15	27.44	28.23	6/9	167/246
3 year	23.02	22.25	23.14	4/9	92/173
5 year	18.71	18.71	18.03	5/9	54/132
10 year	11.31	10.65	9.56	2/4	15/57

International Portfolio
1 year	27.03	27.45	28.23	7/10	170/246
3 year	23.12	22.25	23.14	4/9	90/173
5 year	19.03	16.99	18.03	3/9	48/132

Emerging Markets Portfolio
1 year	46.20	47.35	47.83	8/13	103/165
3 year	43.49	41.78	39.43	3/13	31/129
5 year	38.10	32.31	32.00	2/13	9/109
10 year	14.45	12.55	11.44	2/10	11/56

U.S. Government Short Duration Portfolio
1 year	5.27	5.42	5.58	12/13	54/61
3 year	3.36	3.55	3.62	12/13	48/58
5 year	3.22	3.24	3.30	8/12	33/53
10 year	4.85	4.93	5.06	7/9	30/38

Short Duration Plus Portfolio
1 year	5.97	5.93	5.94	8/16	14/33
3 year	3.66	3.77	3.80	12/16	21/30
5 year	3.62	3.60	3.79	8/16	19/29
10 year	5.05	5.09	5.10	7/9	14/22

Intermediate Duration Portfolio
1 year	6.84	6.37	6.48	4/13	89/376
3 year	4.67	4.64	4.49	5/13	120/317
5 year	5.28	5.28	5.11	6/11	99/272
10 year	5.84	6.49	6.18	8/9	123/141

24	The performance rankings are for the Advisor class shares of the Portfolios. It should be noted that the performance returns of the Portfolios shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolios’ performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolios, as reported by the Adviser, are provided instead of Lipper.

25	The Portfolios’ PGs/PUs may not be identical to the Portfolios’ EGs/EUs as the criteria for including or excluding a fund in a PG/PU is different from that of an EG/EU.

26	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

136	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Short Duration California Municipal Portfolio	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	3.89	3.98	4.10	6/7	11/14
3 year	2.73	2.85	3.22	6/7	10/11
5 year	2.52	3.23	3.40	6/6	9/9
10 year	3.54	4.13	4.27	5/5	8/8

Short Duration Diversified Municipal Portfolio
1 year	3.90	3.99	4.04	9/14	30/41
3 year	2.89	2.91	3.06	8/12	29/38
5 year	2.67	2.77	2.82	7/10	22/29
10 year	3.78	3.85	3.91	5/8	10/17

Short Duration New York Municipal Portfolio
1 year	3.90	3.91	3.93	3/3	7/10
3 year	2.93	2.87	2.83	1/3	2/10
5 year	2.68	2.79	3.02	3/3	9/9
10 year	3.63	4.12	4.13	3/3	9/9

California Municipal Portfolio
1 year	4.22	4.20	4.61	2/4	24/29
3 year	3.52	3.51	3.88	2/4	24/29
5 year	3.53	3.61	3.75	3/4	18/26
10 year	4.59	4.71	4.96	3/3	15/15

Diversified Municipal Portfolio
1 year	4.11	4.54	4.52	10/10	88/106
3 year	3.40	3.98	3.81	10/10	73/93
5 year	3.59	4.07	4.01	9/9	68/77
10 year	4.72	5.21	5.06	7/7	52/57

New York Municipal Portfolio
1 year	4.25	4.27	4.43	3/3	21/21
3 year	3.56	3.56	3.78	2/3	16/21
5 year	3.72	3.72	3.97	2/3	15/19
10 year	4.75	4.94	5.13	2/2	13/13

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	137

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolios (in bold)27 versus their benchmarks.28 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.29

	Periods Ending June 30, 2007 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Tax-Managed International Portfolio	25.69	21.57	17.29	9.97	11.13	14.64	0.47	10
MSCI EAFE Index	27.00	22.24	17.73	7.66	9.36	14.82	0.32	10
Inception Date: June 26,1992

International Portfolio	25.51	21.61	17.55	N/A	10.19	13.89	1.04	5
MSCI EAFE Index	27.00	22.24	17.73	N/A	7.50	12.81	1.13	5
Inception Date: April 30, 1999

Emerging Markets Portfolio	43.91	41.18	35.82	12.51	12.69	17.69	1.67	5
MSCI Emerging Markets Index	44.99	38.20	30.25	9.19	10.05	17.42	1.45	5
Inception Date: December 15, 1995

27	The performance returns and risk measures shown in the table are for the Advisor class shares of the Portfolios.

28	The Adviser provided Portfolio and benchmark performance return information for the periods through June 30, 2007. It should be noted that the “since inception” performance return for each of the Portfolios’ benchmarks is from the nearest month-end after each Portfolio’s inception date. In contrast, each of the Portfolios’ since inception returns goes back is from each Portfolio’s actual inception date.

29	Except for one of the benchmarks, which the Senior Officer calculated using standard Lipper methodology, portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

138	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

	Periods Ending June 30, 2007 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
U.S. Government Short Duration Portfolio	4.42	2.55	2.41	4.07	5.24	1.39	0.21	10
Merrill Lynch 1-3 Year Treasury Index	5.07	2.91	2.77	4.61	5.87	1.52	0.57	10
Inception Date: January 3, 1989

Short Duration Plus Portfolio	5.23	2.97	2.92	4.35	5.57	1.33	0.44	10
Merrill Lynch 1-3 Year Treasury Index	5.07	2.91	2.77	4.61	5.89	1.52	0.57	10
Inception Date: December 12, 1988

Intermediate Duration Portfolio	6.18	4.04	4.65	5.22	6.79	3.19	0.44	10
Lehman Brothers Aggregate Bond Index	6.12	3.98	4.48	6.02	7.37	3.54	0.62	10
Inception Date: January 17, 1989

Short Duration California Municipal Portfolio	3.04	1.90	1.70	2.74	3.08	0.82	-1.28	10
Lehman Brothers 1 Year Municipal Bond Index	3.69	2.35	2.14	3.40	3.74	0.84	-0.48	10
Inception Date: October 3, 1994

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	139

	Periods Ending June 30, 2007 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Short Duration Diversified Municipal Portfolio	3.16	2.18	1.96	3.05	3.35	0.85	-0.85	10
Lehman Brothers 1 Year Municipal Bond Index	3.69	2.35	2.14	3.40	3.74	0.84	-0.48	10
Inception Date: October 3, 1994

Short Duration New York Municipal Portfolio	3.13	2.17	1.92	2.86	3.16	0.83	-1.08	10
Lehman Brothers 1 Year Municipal Bond Index	3.69	2.35	2.14	3.40	3.74	0.84	-0.48	10
Inception Date: October 3, 1994

California Municipal Portfolio	3.54	2.86	2.86	3.91	4.95	2.65	0.06	10
Lehman Brothers 5 Year GO Municipal Index	3.83	2.89	3.24	4.51	5.50	3.04	0.25	10
Inception Date: August 6, 1990

Diversified Municipal Portfolio	3.47	2.78	2.96	4.07	5.20	2.55	0.12	10
Lehman Brothers 5 Year GO Municipal Index	3.83	2.89	3.24	4.51	5.67	3.04	0.25	10
Inception Date: January 17, 1989

140	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

	Periods Ending June 30, 2007 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
New York Municipal Portfolio	3.59	2.91	3.06	4.08	5.25	2.69	0.12	10
Lehman Brothers 5 Year GO Municipal Index	3.83	2.89	3.24	4.51	5.67	3.04	0.25	10
Inception Date: January 17, 1989

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fees for the Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 13, 2007

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	141

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

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U.S. Large Cap Portfolio

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Growth Fund

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Global Technology Fund

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Value Funds

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Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid-Cap Value Fund

Utility Income Fund

Value Fund

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High Yield Fund

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AllianceBernstein Income Fund*

AllianceBernstein National Municipal Income Fund*

ACM Managed Dollar Income Fund

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The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to January 26, 2007, AllianceBernstein Global High Income Fund was named Alliance World Dollar Government Fund II and AllianceBernstein Income Fund was named ACM Income Fund. Prior to March 1, 2007, Global Real Estate Investment Fund was named Real Estate Investment Fund. Prior to May 18, 2007, AllianceBernstein National Municipal Income Fund was named National Municipal Income Fund. Prior to November 5, 2007, Diversified Yield Fund was named Global Strategic Income Trust and Global Bond Fund was named Global Government Income Trust.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

AllianceBernstein Family of Funds

142	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

NOTES

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	143

NOTES

144	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IM-0151-0907

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in

2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Irwin Engelman, Donald K. Peterson, Thomas B. Stiles and Rosalie J. Wolf qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Pricewaterhouse Coopers LLP , for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees

U.S. Government Short Duration Portfolio	2006	$1,450	$262	$849

	2007	$1,228	$55	$268

Short Duration Plus Portfolio	2006	$17,426	$1,443	$4,708

	2007	$16,104	$276	$1,343

Intermediate Duration Portfolio	2006	$71,140	$12,114	$38,983

	2007	$74,769	$3,325	$13,177

Short Duration New York Municipal Portfolio	2006	$1,813	$342	$1,156

	2007	$1,582	$70	326

Short Duration California Municipal Portfolio	2006	$1,314	$213	$738

	2007	1,229	$55	$242

Short Duration Diversified Municipal Portfolio	2006	$3,632	$666	$2,311

	2007	3,350	$149	$664

New York Municipal Portfolio	2006	$34,709	$4,780	$15,728

	2007	$34,522	$1,193	$4,974

California Municipal Portfolio	2006	$29,145	$3,757	$12,312

	2007	$29,039	$949	$3,995

Diversified Municipal Portfolio	2006	$73,722	$11,441	$37,497

	2007	$77,776	$3,117	$12,254

International Portfolio	2006	$68,845	$2,686	$30,239

	2007	72,316	2,821	14,529

Tax-Managed International Municipal Portfolio	2006	$140,254	$5,864	$61,933

	2007	146,217	6,108	27,878

Emerging Markets Portfolio	2006	$37,250	$1,658	$19,370

	2007	46,266	2,058	7,398

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
U.S. Government Short Duration Portfolio	2006	$1,432,608	$1,111
			$(262)
			$(849)

	2007	$10,086,509	$611
			$(55)
			$(268)

Short Duration Plus Portfolio	2006	$1,437,648	$6,151
			$(1,443)
			$(4,708)

	2007	$10,087,805	$1,619
			$(276)
			$(1,343)

Intermediate Duration Portfolio	2006	$1,482,594	$51,097
			$(12,114)
			$(38,983)

	2007	$10,104,789	$18,603
			$(5,426)
			$(13,177)

Short Duration New York Municipal Portfolio	2006	$1,432,995	$1,498
			$(342)
			$(1,156)

	2007	$10,086,582	$396
			[70]
			[326]

Short Duration California Municipal Portfolio	2006	$1,432,448	$951
			$(213)
			$(738)

	2007	$10,086,483	$297
			[55]
			[242]

Short Duration Diversified Municipal Portfolio	2006	$1,434,474	$2,977
			$(666)
			$(2,311)

	2007	$10,086,999	$813
			[149]
			[664]

New York Municipal Portfolio	2006	$1,452,005	$20,508
			$(4,780)
			$(15,728)

	2007	$10,092,353	$6,167
			[1,193]
			[4,974]

California Municipal Portfolio	2006	$1,447,566	$16,069
			$(3,757)
			$(12,312)

	2007	$10,091,130	$4,944
			[949]
			[3,995]

Diversified Municipal Portfolio	2006	$1,480,435	$48,938
			$(11,441)
			$(37,497)

	2007	$10,101,557	$15,371
			[3,117]
			[12,254]

International Portfolio	2006	$1,464,422	$32,925
			$(2,686)
			$(30,239)

	2007	$10,103,536	$17,350
			$(2,821)
			$(14,529)

Tax-Managed International Portfolio	2006	$1,499,295	$67,797
			$(5,864)
			$(61,933)

	2007	$10,120,172	$33,986
			$(6,108)
			$(27,878)

Emerging Markets Portfolio	2006	$1,452,525	$21,028
			$(1,658)
			$(19,370)

	2007	$10,095,642	$9,456
			$(2,058)
			$(7,398)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES
FOR CLOSED-END MANAGEMENT
INVESTMENT	COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT
INVESTMENT	COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END
MANAGEMENT	INVESTMENT COMPANY AND AFFILIATED
PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12(a)(1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Sanford C. Bernstein Fund, Inc.

By:	/s/Marilyn Fedak
Marilyn Fedak President

Date: November 26, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Marilyn Fedak
Marilyn Fedak President

Date: November 26, 2007

By:	/s/Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date: November 26, 2007

00250.0073 #462870v4